UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2015

Date of reporting period: March 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2015

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.abglobal.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Adviser Commentary (Unaudited)

To Our Shareholders—May 14, 2015

On the following pages, you will find the 2015 Semi-Annual Report for the Portfolios* of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios” and individually a “Portfolio”). The Semi-Annual Report covers the six-month period ended March 31, 2015, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios, and a listing of each Portfolio’s holdings as of the period-end.

The performance in dollar terms of international developed- and emerging-market stocks was weak for the last three months of 2014, but picked up during the first three months of 2015 as the markets responded to stronger economic growth and stimulative central-bank policy in Europe and Japan. For the six-month period as a whole, returns for the international developed markets were modestly positive, and slightly negative for the emerging markets. Geopolitical risk continued to rise, with energy prices fluctuating and tensions in Greece and Ukraine remaining unresolved. However, developed-international and emerging stocks also offer somewhat more attractive valuations than the US market—even as they outperformed the S&P 500 for the first three months of 2015, underscoring the advantage of geographic diversification. We continue to see broad-based opportunity in these markets, and hence are keeping our Portfolios diversified by sector, geography, and investment style.

Bonds, both taxable and municipal, and both inside and outside the US, posted respectable performance for the six-month period, as interest rates continued to defy expectations and generally fell, especially for longer maturities. However, with US interest rates now poised to begin rising, probably later this year, we continue to anchor our Portfolios in the short- or intermediate-maturity range, where we believe the risk/return profiles are most favorable.

Should you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Seth J. Masters

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary. Please note that the information for the Overlay Portfolios of Sanford C. Bernstein Fund. Inc. may be found in a separate report.

Bernstein International Portfolio

Bernstein Tax-Managed International Portfolio

Investment Objectives and Strategy

The Portfolios seek to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser may diversify the Portfolios across multiple investment disciplines as well as capitalization ranges. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks from the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios is fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolios may invest in companies of any size. The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global

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2015 Semi-Annual Report	1

Portfolio Adviser Commentary (continued)

Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures, forwards and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. The Adviser diversifies the investment portfolio between growth and value equity investment styles. Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, Real Estate Investment Trusts (“REITs”), warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser will also consider the transaction costs and volatility of each individual market.

The Adviser may hedge currency risk when it believes there is potential to enhance risk-adjusted returns. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges. The Portfolio may also make investments in developed foreign securities that comprise the Morgan Stanley Capital International (“MSCI”) EAFE Index.

Bernstein Short Duration New York Municipal Portfolio

Bernstein Short Duration California Municipal Portfolio

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes (and, in the case of the Short Duration New York Municipal Portfolio, New York state and local taxes and, in the case of the

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2	Sanford C. Bernstein Fund, Inc.

Portfolio Adviser Commentary (continued)

Short Duration California Municipal Portfolio, California state taxes). Under normal circumstances, the Portfolios will invest at least 80% of their net assets in municipal securities (and in the case of the Short Duration New York Municipal and Short Duration California Municipal Portfolios, municipal securities issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively).

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Short Duration Municipal Portfolios may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the New York and California Portfolios, New York investors and California investors, respectively). The Short Duration Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

Bernstein New York Municipal Portfolio

Bernstein California Municipal Portfolio

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the New York Portfolio, New York state and local taxes and, in the case of the California Portfolio, California state taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the New York and California Portfolios, municipal securities issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively).

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of their total assets in fixed income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

Each of the Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. Each of the Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the New York and California Portfolios, New York investors and California investors, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state.

The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of each of the Portfolios. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolios’ other holdings.

Bernstein U.S. Government Short Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. The Portfolio invests, under normal

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2015 Semi-Annual Report	3

Portfolio Adviser Commentary (continued)

circumstances, at least 80% of its net assets in U.S. Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated A-1 or better by Standard & Poor’s Corporation (“S&P”), F-1 by Fitch Ratings, Inc. (“Fitch”) or P-1 or better by Moody’s Investors Service, Inc. (“Moody’s”) or the comparable long-term ratings (or, if unrated, determined by the Adviser, to be of comparable quality). Additionally, up to 10% of the Portfolio’s total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, mortgage-backed securities and asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”). The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Bernstein Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Emerging Markets (“EM”) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Barclays 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Barclays 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Bank of America Merrill Lynch® (“BofA ML”) 1–3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of one to three years. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Bernstein Portfolios: The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entails greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Illiquid securities and relatively less liquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risks analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

Market Risk: The Portfolio is subject to market risk, which is the risk that stock or bond prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased

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2015 Semi-Annual Report	5

Disclosures and Risks (continued)

volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Bernstein International, Bernstein Tax-Managed International, Bernstein Emerging Markets, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Bernstein International, Bernstein Tax-Managed International and Bernstein Emerging Markets Portfolios:

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal, Bernstein Diversified Municipal, Bernstein U.S. Government Short Duration, and Bernstein Short Duration Plus, and Bernstein Intermediate Duration Portfolios:

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect

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6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal, Bernstein Diversified Municipal, Bernstein Short Duration Plus, and Bernstein Intermediate Duration Portfolios:

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein U.S. Government Short Duration and Bernstein Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: Although the Portfolios maintain a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal and Bernstein Diversified Municipal Portfolios:

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of

Disclosures & Risks continued on next page

2015 Semi-Annual Report	7

Disclosures and Risks (continued)

municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories, which are exempt from federal, state, and where applicable, local income taxes. Puerto Rico experienced a significant downturn during the recent recession. As a result of Puerto Rico’s challenging economic and fiscal environment, many ratings organizations have downgraded a number of municipal securities issued in Puerto Rico or placed them on a “negative watch.” If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolios shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein New York Municipal and Bernstein California Municipal Portfolios:

Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolios are not “diversified.” This means that the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ NAV.

Bernstein U.S. Government Short Duration Portfolio:

No Government Guarantee: An investment in the Portfolio is not insured by the U.S. Government.

Bernstein U.S. Government Short Duration, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Inflation-Protected Securities Risk: The terms of inflation protected securities provide for the coupon and/ or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Disclosures & Risks continued on next page

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

Bernstein Short Duration Plus Portfolio:

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Bernstein International Portfolio, Bernstein Tax-Managed International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

The performance shown on page 10 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com (click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”) or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Adviser. Please read the prospectus and/or summary prospectus carefully before investing.

2015 Semi-Annual Report	9

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2015	PAST 6 MONTHS	PAST 12 MONTHS	PAST 5 YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
International	0.47%	-3.49%	2.39%	1.33%	2.99%	4/30/1999
Tax-Managed International	0.65%	-3.41%	2.47%	1.30%	5.69%	6/22/1992
Return after taxes on Distributions*	0.28%	-3.77%	2.27%	0.77%	4.76%
Return after taxes on Distributions and sale of shares*	0.94%	-1.38%	2.15%	1.68%	4.82%
MSCI EAFE Index	1.13%	-0.92%	6.16%	4.95%
Lipper International Multi-Cap Growth Funds Average	2.39%	-0.23%	6.19%	5.50%

Emerging Markets†	-0.03%	4.68%	0.80%	6.63%	7.28%	12/15/1995
MSCI Emerging Markets Index	-2.37%	0.44%	1.75%	8.48%
Lipper Emerging Markets Funds Average	-4.25%	-1.21%	2.10%	7.82%

Short Duration New York Municipal	-0.10%	0.41%	0.76%	1.84%	2.59%	10/3/1994
Short Duration California Municipal	-0.12%	-0.10%	0.52%	1.72%	2.50%	10/3/1994
Short Duration Diversified Municipal	-0.01%	0.20%	0.79%	1.90%	2.73%	10/3/1994
Barclays 1-Year Municipal Bond Index	0.27%	0.57%	0.98%	2.22%
Lipper Short-Term Municipal Debt Funds Average	0.18%	0.80%	1.23%	1.84%

Diversified Municipal	1.26%	3.46%	3.06%	3.52%	4.78%	1/9/1989
California Municipal	1.13%	3.14%	3.07%	3.46%	4.55%	8/6/1990
New York Municipal	1.36%	3.48%	2.91%	3.46%	4.78%	1/9/1989
Barclays 5-Year GO Municipal Bond Index	0.79%	2.64%	3.17%	4.04%
Lipper Short- & Intermediate-Term Blended Municipal Debt Funds Average	0.81%	2.95%	2.88%	3.07%

U.S. Government Short Duration	0.30%	0.30%	0.57%	1.99%	4.18%	1/3/1989
Short Duration Plus	0.57%	0.77%	0.96%	1.83%	4.31%	12/12/1988
BofA ML 1-3 Year U.S. Treasury Index	0.70%	1.00%	1.02%	2.62%
Lipper Short-Term Investment Grade Debt Funds Average	0.55%	0.89%	1.80%	2.19%
Lipper Short-Term U.S. Government Debt Funds Average	0.51%	0.77%	0.95%	2.29%

Intermediate Duration	3.43%	6.06%	4.81%	5.15%	6.43%	1/17/1989
Barclays U.S. Aggregate Bond Index	3.43%	5.72%	4.41%	4.93%
Lipper Core Bond Funds Average	2.86%	4.89%	4.52%	4.47%

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. The current prospectus fee table shows the total operating expense ratios for the Bernstein classes as 1.20% for International Portfolio; 1.16% for Tax-Managed International Portfolio; 1.49% for Emerging Markets Portfolio; 0.66% for Short Duration New York Municipal Portfolio; 0.73% for Short Duration California Municipal Portfolio; 0.62% for Short Duration Diversified Municipal Portfolio; 0.61% for New York Municipal Portfolio; 0.63% for California Municipal Portfolio; 0.56% for Diversified Municipal Portfolio; 0.78% for U.S. Government Short Duration Portfolio; 0.62% for Short Duration Plus Portfolio; and 0.58% for Intermediate Duration Portfolio. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein classes of the Portfolios. Total returns and average annual returns are therefore the same.

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

†	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. This fee was eliminated effective February 2, 2015.

See Disclosures, Risks and Note about Historical Performance on pages 5–9.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Municipal Bond Portfolios
International	Short Duration New York Municipal
Growth of $25,000	Growth of $25,000

Tax-Managed International	Short Duration California Municipal
Growth of $25,000	Growth of $25,000

Emerging Markets	Short Duration Diversified Municipal
Growth of $25,000	Growth of $25,000

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Bernstein International Portfolio, Bernstein Tax-Managed International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart shows the growth of $25,000 for the 10-year period ended March 31, 2015.

See Disclosures, Risks and Note about Historical Performance on pages 5–9.

(Historical Performance continued on next page)

2015 Semi-Annual Report	11

Historical Performance (continued from previous page)

Municipal Bond Portfolios	Taxable Bond Portfolios
New York Municipal	U.S. Government Short Duration
Growth of $25,000	Growth of $25,000

California Municipal	Short Duration Plus
Growth of $25,000	Growth of $25,000

Diversified Municipal	Intermediate Duration
Growth of $25,000	Growth of $25,000

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart shows the growth of $25,000 for the 10-year period ended March 31, 2015.

See Disclosures, Risks and Note about Historical Performance on pages 5–9.

12	Sanford C. Bernstein Fund, Inc.

Expense Example—March 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Portfolio only, transaction fees (1% of amounts invested or redeemed at the time of such purchase or redemption; these fees were eliminated as of February 2, 2015) and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2014	ENDING ACCOUNT VALUE MARCH 31, 2015	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
International Class Shares
Actual	$1,000	$1,004.70	$5.80	1.16%
Hypothetical**	$1,000	$1,019.15	$5.84	1.16%

Tax-Managed International Class Shares
Actual	$1,000	$1,006.50	$5.55	1.11%
Hypothetical**	$1,000	$1,019.40	$5.59	1.11%

Emerging Markets Class Shares
Actual	$1,000	$999.70	$7.18	1.44%
Hypothetical**	$1,000	$1,017.75	$7.24	1.44%

Short Duration New York Municipal Class Shares
Actual	$1,000	$999.00	$3.37	0.68%
Hypothetical**	$1,000	$1,021.42	$3.41	0.68%

Short Duration California Municipal Class Shares
Actual	$1,000	$998.80	$3.89	0.78%
Hypothetical**	$1,000	$1,021.04	$3.93	0.78%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$999.90	$3.14	0.63%
Hypothetical**	$1,000	$1,021.79	$3.18	0.63%

New York Municipal Class Shares
Actual	$1,000	$1,013.60	$3.06	0.61%
Hypothetical**	$1,000	$1,021.89	$3.07	0.61%

California Municipal Class Shares
Actual	$1,000	$1,011.30	$3.16	0.63%
Hypothetical**	$1,000	$1,021.79	$3.18	0.63%

Diversified Municipal Class Shares
Actual	$1,000	$1,012.60	$2.76	0.55%
Hypothetical**	$1,000	$1,022.19	$2.77	0.55%

U.S. Government Short Duration Class Shares
Actual	$1,000	$1,003.00	$3.90	0.78%
Hypothetical**	$1,000	$1,021.04	$3.93	0.78%

Short Duration Plus Class Shares
Actual	$1,000	$1,005.70	$3.15	0.63%
Hypothetical**	$1,000	$1,021.79	$3.18	0.63%

Intermediate Duration Class Shares
Actual	$1,000	$1,034.30	$2.99	0.59%
Hypothetical**	$1,000	$1,021.99	$2.97	0.59%

*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2015 Semi-Annual Report	13

Portfolio Summary—March 31, 2015 (Unaudited)

International Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	22.0%
	Consumer Discretionary	21.2
	Industrials	14.8
	Health Care	9.3
	Consumer Staples	8.1
	Information Technology	7.6
	Telecommunication Services	6.1
	Materials	5.6
	Energy	3.1
	Utilities	2.2

Tax-Managed International Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	21.7%
	Consumer Discretionary	21.3
	Industrials	14.8
	Health Care	9.3
	Consumer Staples	8.0
	Information Technology	7.8
	Telecommunication Services	6.0
	Materials	5.7
	Energy	3.1
	Utilities	2.3

Emerging Markets Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	31.5%
	Information Technology	19.6
	Consumer Discretionary	17.8
	Telecommunication Services	6.1
	Industrials	5.5
	Consumer Staples	5.3
	Materials	4.3
	Energy	3.9
	Health Care	3.5
	Utilities	2.5

*	All data are as of March 31, 2015. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for the Tax-Managed International and International Portfolios).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

14	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2015 (Unaudited) (continued)

Short Duration New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of March 31, 2015. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

**	“Other” represents less than 2.6% in 11 different states.

2015 Semi-Annual Report	15

Portfolio Summary—March 31, 2015 (Unaudited) (continued)

New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of March 31, 2015. The portfolio’s quality rating and state breakdowns are expressed as a percentage of the portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

**	“Other” represents less than 0.2% in 6 different states.

***	“Other” represents less than 2.1% in 24 different states, District of Columbia and Puerto Rico.

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2015 (Unaudited) (continued)

U.S. Government Short Duration Portfolio
Security Type Breakdown*

Short Duration Plus Portfolio
Security Type Breakdown*

Intermediate Duration Portfolio
Security Type Breakdown*

*	All data are as of March 31, 2015. The Portfolio’s security type breakdown is expressed as a percentage of each Portfolio’s total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

**	“Other” represents less than 0.2% in Emerging Markets—Corporate Bonds, Common Stocks and Government—Sovereign Bonds.

2015 Semi-Annual Report	17

Statement of Assets and Liabilities—March 31, 2015 (Unaudited)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

ASSETS
Investments in securities, at value	$1,550,079,138	$3,755,145,481	$1,297,738,958
Foreign currencies, at value (a)	7,235,118	17,639,316	8,757,987
Receivables:
Dividends and interest	5,444,736	13,203,159	2,934,655
Foreign withholding tax reclaims	2,342,708	7,535,707	118,590
Investment securities sold and foreign currency transactions	21,303,293	47,184,880	3,508,682
Capital shares sold	814,697	2,610,898	1,122,875
Unrealized appreciation of forward currency exchange contracts	2,394,036	33,538,281	0

Total assets	1,589,613,726	3,876,857,722	1,314,181,747

LIABILITIES
Payables:
Investment securities purchased and foreign currency transactions	22,497,789	47,796,679	3,038,493
Management fee	1,093,512	2,556,981	1,162,751
Capital shares redeemed	702,233	2,586,802	877,358
Shareholder servicing fee	320,960	779,469	265,001
Foreign capital gains taxes	40	102	834,428
Transfer Agent fee	12,581	24,437	38,966
Distribution fee	2,773	653	0
Accrued expenses and other liabilities	147,113	253,190	457,292
Unrealized depreciation of forward currency exchange contracts	2,128,048	58,064,297	0

Total liabilities	26,905,049	112,062,610	6,674,289

NET ASSETS (b)	$1,562,708,677	$3,764,795,112	$1,307,507,458

Cost of investments	$1,417,798,749	$3,368,061,164	$1,226,616,562

SHARES OF CAPITAL STOCK OUTSTANDING			47,580,172

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE			$27.48

NET ASSETS CONSIST OF:
Capital stock, at par	$100,166	$240,144	$47,580
Additional paid-in capital	2,503,126,375	5,487,188,957	1,264,477,618
Undistributed net investment income/(distributions in excess of net investment income)	(44,934)	1,950,410	(1,771,462)
Accumulated net realized loss on investment and foreign currency transactions	(1,072,731,080)	(2,086,213,868)	(25,387,788)
Net unrealized appreciation/depreciation of:
Investments transactions†	132,280,349	387,084,215	70,287,968
Foreign currency denominated assets and liabilities	(22,199)	(25,454,746)	(146,458)

	$1,562,708,677	$3,764,795,112	$1,307,507,458

(a) Cost: $7,325,455, $17,697,169 and $8,852,129, for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively. (Note 1)

(b) See page 19 for share class information on net asset value, offering price, and redemption price per share of the International and Tax-Managed International Portfolios.

† Net of accrued foreign capital gains taxes of $40, $102, and $834,428, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

18	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Tax-Managed International Class Shares
Net Assets		$3,762,842,778
Shares of capital stock outstanding		240,017,503

Net asset value, offering and redemption price per share		$15.68

International Class Shares
Net Assets	$1,556,100,071
Shares of capital stock outstanding	99,736,540

Net asset value, offering and redemption price per share	$15.60

Class A Shares
Net Assets	$4,368,575	$1,496,670
Shares of capital stock outstanding	284,172	96,847

Net asset value and redemption price per share	$15.37	$15.45
Sales charge—4.25% of public offering price	0.68	0.69

Maximum offering price	$16.05	$16.14

Class B Shares
Net Assets	$112,984	$18,678
Shares of capital stock outstanding	7,283	1,203.59

Net asset value and offering price per share	$15.51	$15.52

Class C Shares
Net Assets	$2,127,047	$436,986
Shares of capital stock outstanding	138,140	28,192

Net asset value and offering price per share	$15.40	$15.50

See Notes to Financial Statements.

2015 Semi-Annual Report	19

Statement of Assets and Liabilities—March 31, 2015 (Unaudited) (continued)

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS
Investments in securities, at value	$74,766,660	$32,631,417	$221,670,987
Receivables:
Interest	810,838	405,208	2,427,040
Investment securities sold	10,000	0	1,475,000
Capital shares sold	0	2,000	38,999

Total assets	75,587,498	33,038,625	225,612,026

LIABILITIES
Payables:
Dividends to shareholders	4,560	83	14,175
Investment securities purchased	0	474,739	2,821,963
Capital shares redeemed	90,056	288,642	438,056
Management fee	29,931	12,198	84,609
Shareholder servicing fee	6,651	4,544	18,803
Custody fee payable	8,571	7,803	11,219
Transfer Agent fee	3,042	3,002	3,179
Accrued expenses	7,154	4,759	21,074

Total liabilities	149,965	795,770	3,413,078

NET ASSETS	$75,437,533	$32,242,855	$222,198,948

Cost of investments	$75,390,284	$33,240,305	$222,344,173

SHARES OF CAPITAL STOCK OUTSTANDING	6,047,401	2,585,226	17,638,327

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.47	$12.47	$12.60

NET ASSETS CONSIST OF:
Capital stock, at par	$6,047	$2,585	$17,638
Additional paid-in capital	76,299,314	32,846,380	222,806,659
Undistributed net investment income/(distributions in excess of net investment income)	(8,160)	(27,559)	8,939
Accumulated net realized gain (loss) on investment transactions	(236,044)	30,337	38,898
Net unrealized depreciation of investments	(623,624)	(608,888)	(673,186)

	$75,437,533	$32,242,855	$222,198,948

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

20	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS
Investments in securities, at value	$1,701,511,777	$1,143,798,637	$6,645,498,038
Receivables:
Interest	20,502,614	15,117,285	72,274,313
Investment securities sold	85,000	0	3,049,524
Capital shares sold	1,906,082	2,146,824	11,417,283

Total assets	1,724,005,473	1,161,062,746	6,732,239,158

LIABILITIES
Payables:
Dividends to shareholders	985,825	628,298	3,233,915
Investment securities purchased	1,370,419	23,774,167	153,632,732
Capital shares redeemed	1,489,164	732,077	7,819,338
Management fee	678,488	458,700	2,248,132
Shareholder servicing fee	119,428	82,590	397,502
Distribution fee	95,458	39,176	425,414
Transfer Agent fee	10,002	5,976	68,382
Accrued expenses	109,524	70,871	505,302

Total liabilities	4,858,308	25,791,855	168,330,717

NET ASSETS (a)	$1,719,147,165	$1,135,270,891	$6,563,908,441

Cost of investments	$1,632,771,659	$1,090,643,906	$6,397,672,188

NET ASSETS CONSIST OF:
Capital stock, at par	$121,186	$78,352	$450,838
Additional paid-in capital	1,664,004,485	1,099,895,230	6,339,534,380
Distributions in excess of net investment income	(144,328)	(196,679)	(147,685)
Accumulated net realized loss on investment transactions	(13,574,296)	(17,660,743)	(23,754,942)
Net unrealized appreciation of investments	68,740,118	53,154,731	247,825,850

	$1,719,147,165	$1,135,270,891	$6,563,908,441

(a) See page 22 for share class information on net asset value, offering price, and redemption price per share of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2015 Semi-Annual Report	21

Statement of Assets and Liabilities—March 31, 2015 (Unaudited) (continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$1,449,548,962	$1,006,600,212	$4,870,801,776
Shares of capital stock outstanding	102,176,549	69,471,522	334,588,296

Net asset value and offering price per share	$14.19	$14.49	$14.56

Class A Shares
Net Assets	$205,127,023	$106,562,570	$1,568,169,278
Shares of capital stock outstanding	14,463,848	7,354,545	107,670,461

Net asset value and redemption price per share	$14.18	$14.49	$14.56
Sales charge—3.00% of public offering price	0.44	0.45	0.45

Maximum offering price	$14.62	$14.94	$15.01

Class B Shares
Net Assets	$116,771	$2,960	$104,734
Shares of capital stock outstanding	8,236	204.37	7,190

Net asset value and offering price per share	$14.18	$14.48	$14.57

Class C Shares
Net Assets	$64,354,409	$22,105,149	$124,832,653
Shares of capital stock outstanding	4,537,064	1,525,780	8,571,939

Net asset value and offering price per share	$14.18	$14.49	$14.56

See Notes to Financial Statements.

22	Sanford C. Bernstein Fund, Inc.

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

ASSETS
Investments in securities, at value	$39,284,526	$327,788,432	$3,748,603,351
Foreign currencies, at value (a)	0	65,630	97,758,640
Cash	167,408	1,248,712	422,859,658
Cash collateral due from broker	25,583	110,752	11,585,272
Receivables:
Dividends and interest	50,880	1,017,476	16,342,035
Investment securities sold	2,952	12	675,066,105
Capital shares sold	0	1,387,483	3,466,313
Margin due from broker on exchange-traded derivatives	2,587	3,500	627,435
Unrealized appreciation of inflation swaps	0	0	268,289
Unrealized appreciation of credit default swaps	0	0	692,562
Unrealized appreciation of forward currency exchange contracts	0	1,032	3,018,699

Total assets	39,533,936	331,623,029	4,980,288,359

LIABILITIES
Reverse repurchase agreements	0	0	12,693,793
Payables:
Dividends to shareholders	98	29,633	1,784,821
Investment securities purchased	0	229,225	1,363,962,453
Capital shares redeemed	28,813	258,612	3,101,687
Management fee	14,839	120,724	1,342,112
Margin owed to broker on exchange-traded derivatives	0	0	545,997
Shareholder servicing fee	216	23,821	294,432
Custody fee payable	6,827	7,022	27,428
Transfer Agent fee	3,173	7,312	24,632
Distribution fee	0	20,431	0
Accrued expenses	7,300	42,732	241,957
Unrealized depreciation of interest rate swaps	0	0	1,486,878
Unrealized depreciation of forward currency exchange contracts	0	71,722	635,731
Upfront premium received on credit default swaps	0	0	326,793

Total liabilities	61,266	811,234	1,386,468,714

NET ASSETS (b)	$39,472,670	$330,811,795	$3,593,819,645

Cost of investments	$39,097,268	$327,654,993	$3,638,780,214

SHARES OF CAPITAL STOCK OUTSTANDING	3,146,563		262,261,771

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.54		$13.70

NET ASSETS CONSIST OF:
Capital stock, at par	$3,147	$28,110	$262,262
Additional paid-in capital	39,863,169	353,957,620	3,431,446,879
Distributions in excess of net investment income	(33,968)	(180,228)	(7,630,620)
Accumulated net realized gain (loss) on investment transactions	(555,955)	(23,032,417)	61,225,626
Net unrealized appreciation/depreciation of:
Investments, futures and interest rate swap transactions	196,277	109,503	106,483,658
Foreign currency denominated assets and liabilities	0	(70,793)	2,031,840

	$39,472,670	$330,811,795	$3,593,819,645

(a) Cost: $0, $65,047 and $98,062,696, U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio, respectively. (Note 1)

(b) See page 24 for class share information on net asset value, offering price, and redemption price per share of the Short Duration Plus Portfolio.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2015 Semi-Annual Report	23

Statement of Assets and Liabilities—March 31, 2015 (Unaudited) (continued)

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Plus Class Shares
Net Assets	$273,426,273
Shares of capital stock outstanding	23,234,458

Net asset value and offering price per share	$11.77

Class A Shares
Net Assets	$43,270,031
Shares of capital stock outstanding	3,674,851

Net asset value and redemption price per share	$11.77
Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.29

Class B Shares
Net Assets	$447,054
Shares of capital stock outstanding	38,035

Net asset value and offering price per share	$11.75

Class C Shares
Net Assets	$13,668,437
Shares of capital stock outstanding	1,163,119

Net asset value and offering price per share	$11.75

See Notes to Financial Statements.

24	Sanford C. Bernstein Fund, Inc.

This page intentionally left blank.

2015 Semi-Annual Report	25

Statement of Operations—for the six months ended March 31, 2015 (Unaudited)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$11,816	$25,379	$0
Dividends (a)	14,039,286	32,494,986	7,933,499

Total income	14,051,102	32,520,365	7,933,499

Expenses:
Management fee (see Note 2A)	7,006,274	15,870,605	7,354,671
Shareholder servicing fee (see Note 2B)	1,942,493	4,555,448	1,602,710
Custodian fee	195,159	295,907	293,707
Transfer Agent fee—Non-Retail Class	53,268	88,634	118,180
Transfer Agent fee—Class A	5,814	1,026	0
Transfer Agent fee—Class B	211	19	0
Transfer Agent fee—Class C	3,022	288	0
Distribution fees—Class A	6,025	2,116	0
Distribution fees—Class B	653	85	0
Distribution fees—Class C	10,759	1,973	0
Registration fees	66,084	51,279	18,114
Directors’ fees and expenses	43,458	102,399	37,139
Printing fees	36,141	41,842	51,243
Auditing and tax fees	29,256	61,873	18,467
Legal fees	16,857	41,247	14,486
Miscellaneous	52,495	92,878	55,420

Total expenses	9,467,969	21,207,619	9,564,137
Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2B)	(413,910)	(915,955)	(320,542)

Net expenses	9,054,059	20,291,664	9,243,595

Net investment income (loss)	4,997,043	12,228,701	(1,310,096)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (b)	3,071,335	(840,537)	(8,886,884)
Foreign currency transactions	(19,214,967)	(22,621,013)	(769,688)

Net realized gain (loss) on investment and foreign currency transactions	(16,143,632)	(23,461,550)	(9,656,572)

Net change in unrealized appreciation/depreciation of:
Investments (c)	17,232,465	43,053,688	10,114,878
Foreign currency denominated assets and liabilities	2,976,830	(8,997,610)	(51,538)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	20,209,295	34,056,078	10,063,340

Net realized and unrealized gain (loss) on investment and foreign currency transactions	4,065,663	10,594,528	406,768

Net increase (decrease) in net assets resulting from operations	$9,062,706	$22,823,229	$(903,328)

(a) Net of foreign withholding taxes of $1,070,595, $2,512,505, and $720,070 for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

(b) Net of foreign capital gains taxes of $0, $0 and $579,097 for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

(c) Net of decrease in accrued foreign capital gains taxes of $4,258, $9,677 and $481,226 for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

$406,034	$161,808	$1,052,876
0	0	0

406,034	161,808	1,052,876

189,238	86,092	536,642
42,053	19,132	119,254
30,621	26,787	41,224
9,602	9,369	10,280
0	0	0
0	0	0
0	0	0
0	0	0
0	0	0
0	0	0
2,413	1,595	17,134
2,366	1,096	6,783
1,693	1,186	3,004
1,948	929	4,362
1,229	480	2,829
5,772	4,241	8,306

286,935	150,907	749,818
0	(1,066)	0

286,935	149,841	749,818

119,099	11,967	303,058

40,239	32,911	41,480
0	0	0

40,239	32,911	41,480

(180,881)	(68,052)	(409,755)
0	0	0

(180,881)	(68,052)	(409,755)

(140,642)	(35,141)	(368,275)

$(21,543)	$(23,174)	$(65,217)

2015 Semi-Annual Report	27

Statement of Operations—for the six months ended March 31, 2015 (Unaudited) (continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$26,153,996	$16,283,694	$84,825,903
Dividends	0	0	0

Total income	26,153,996	16,283,694	84,825,903

Expenses:
Management fee (see Note 2A)	4,118,057	2,782,836	13,498,906
Shareholder servicing fee (see Note 2B)	721,932	498,184	2,368,528
Custodian fee	108,497	98,294	163,068
Transfer Agent fee—Non-Retail Class	18,865	12,272	55,978
Transfer Agent fee—Class A	35,455	16,825	757,862
Transfer Agent fee—Class B	35	7	72
Transfer Agent fee—Class C	11,572	3,609	63,404
Distribution fees—Class A	295,853	152,095	2,213,802
Distribution fees—Class B	715	17	535
Distribution fees—Class C	333,260	112,582	651,585
Directors’ fees and expenses	47,920	31,373	178,117
Auditing and tax fees	28,337	19,684	89,553
Registration fees	22,403	8,334	158,994
Printing fees	19,676	10,927	101,884
Legal fees	15,252	10,443	59,523
Miscellaneous	33,116	22,846	102,559

Total expenses	5,810,945	3,780,328	20,464,370
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	0	0	0

Net expenses	5,810,945	3,780,328	20,464,370

Net investment income (loss)	20,343,051	12,503,366	64,361,533

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	2,011,627	495,421	2,913,235
Futures	0	0	0
Swaps	0	0	0
Foreign currency transactions	0	0	0

Net realized gain on investment and foreign currency transactions	2,011,627	495,421	2,913,235

Net change in unrealized appreciation/depreciation of:
Investments	290,602	(338,639)	7,160,772
Futures	0	0	0
Swaps	0	0	0
Foreign currency denominated assets and liabilities	0	0	0

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	290,602	(338,639)	7,160,772

Net realized and unrealized gain on investment and foreign currency transactions	2,302,229	156,782	10,074,007

Contributions from Affiliates (see Note 2A)	0	0	0

Net increase in net assets resulting from operations	$22,645,280	$12,660,148	$74,435,540

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

$130,972	$1,898,927	$53,189,820
0	0	195,569

130,972	1,898,927	53,385,389

93,278	849,130	8,256,374
20,728	158,286	1,814,779
29,979	63,349	145,093
9,118	11,136	87,053
0	26,908	0
0	635	0
0	8,905	0
0	64,524	0
0	4,671	0
0	72,565	0
1,194	9,996	96,208
774	11,450	58,771
8,464	35,732	13,505
1,254	21,599	45,087
488	3,434	41,437
4,682	11,045	79,849

169,959	1,353,365	10,638,156
(8,757)	(43,840)	0

161,202	1,309,525	10,638,156

(30,230)	589,402	42,747,233

442	(32,294)	55,083,000
7,757	(25,744)	(2,413,253)
0	0	(2,838,505)
0	391,399	23,644,011

8,199	333,361	73,475,253

156,465	1,148,768	23,501,576
(1,591)	(106,318)	6,515,272
0	0	(8,084,813)
0	(253,599)	(11,696,399)

154,874	788,851	10,235,636

163,073	1,122,212	83,710,889

0	0	57,589

$132,843	$1,711,614	$126,515,711

2015 Semi-Annual Report	29

Statement of Changes in Net Assets

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income (loss)	$4,997,043	$35,272,558	$12,228,701	$87,643,908
Net realized gain (loss) on investment and foreign currency transactions	(16,143,632)	113,790,770	(23,461,550)	282,512,411
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	20,209,295	(129,930,401)	34,056,078	(316,206,327)
Contributions from Affiliates (see Note 2A)	0	133,108	0	326,920

Net increase (decrease) in net assets resulting from operations	9,062,706	19,266,035	22,823,229	54,276,912

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(33,403,765)	(29,201,031)	(80,122,932)	(74,203,691)
Distributions from net realized gain on investment transactions	0	0	0	0

Total dividends and distributions to shareholders	(33,403,765)	(29,201,031)	(80,122,932)	(74,203,691)

Capital-share transactions:
Net proceeds from sales of shares	335,347,271	387,101,487	468,502,172	612,689,796
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	27,833,808	24,632,171	57,663,784	49,983,326

Total proceeds from shares sold	363,181,079	411,733,658	526,165,956	662,673,122
Cost of shares redeemed	(312,102,731)	(473,117,323)	(459,192,297)	(725,514,783)

Net increase (decrease) in net assets from capital-share transactions	51,078,348	(61,383,665)	66,973,659	(62,841,661)

Net increase (decrease) in net assets	26,737,289	(71,318,661)	9,673,956	(82,768,440)

NET ASSETS:
Beginning of period	1,535,971,388	1,607,290,049	3,755,121,156	3,837,889,596

End of period (b)	$1,562,708,677	$1,535,971,388	$3,764,795,112	$3,755,121,156

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(44,934)	$28,361,788	$1,950,410	$69,844,641

(a) See page 35 for share class information on dividend distributions of the International and Tax-Managed International Portfolios.

* Includes effect of portfolio transaction fee in the amounts of $1,117,518 and $4,719,286 for the six months ended March 31, 2015 and September 30, 2014, respectively. This fee was eliminated effective February 2, 2015.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO		SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14

$(1,310,096)	$17,911,903	$119,099	$302,287	$11,967	$67,271
(9,656,572)	57,717,023	40,239	(270,340)	32,911	74,295
10,063,340	3,846,072	(180,881)	639,983	(68,052)	76,006
0	0	0	0	0	0

(903,328)	79,474,998	(21,543)	671,930	(23,174)	217,572

(16,620,733)	(13,200,691)	(119,015)	(302,370)	(11,967)	(74,378)
(27,602,865)	0	0	(170,666)	(67,278)	(187,638)

(44,223,598)	(13,200,691)	(119,015)	(473,036)	(79,245)	(262,016)

93,424,855	167,762,366	19,555,426	50,328,687	7,638,945	26,578,813
42,836,212	12,382,973	119,173	408,738	76,859	253,810

136,261,067	180,145,339	19,674,599	50,737,425	7,715,804	26,832,623
(82,209,678)	(140,127,069)	(35,375,874)	(68,070,737)	(16,120,958)	(56,030,116)

54,051,389 *	40,018,270 *	(15,701,275)	(17,333,312)	(8,405,154)	(29,197,493)

8,924,463	106,292,577	(15,841,833)	(17,134,418)	(8,507,573)	(29,241,937)

1,298,582,995	1,192,290,418	91,279,366	108,413,784	40,750,428	69,992,365

$1,307,507,458	$1,298,582,995	$75,437,533	$91,279,366	$32,242,855	$40,750,428

$(1,771,462)	$16,159,367	$(8,160)	$(8,244)	$(27,559)	$(27,559)

2015 Semi-Annual Report	31

Statement of Changes in Net Assets (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income (loss)	$303,058	$804,188	$20,343,051	$40,370,377
Net realized gain (loss) on investment transactions	41,480	69,685	2,011,627	(15,555,362)
Net change in unrealized appreciation/depreciation of investments	(409,755)	676,250	290,602	29,364,176

Net increase (decrease) in net assets resulting from operations	(65,217)	1,550,123	22,645,280	54,179,191

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(303,058)	(804,188)	(20,343,220)	(40,370,208)
Distributions from net realized gain on investment transactions (a)	(64,471)	(445,246)	0	0

Total dividends and distributions to shareholders	(367,529)	(1,249,434)	(20,343,220)	(40,370,208)

Capital-share transactions:
Net proceeds from sales of shares	56,949,940	206,547,998	147,412,679	319,370,073
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	338,768	1,125,397	15,663,654	29,638,509

Total proceeds from shares sold	57,288,708	207,673,395	163,076,333	349,008,582
Cost of shares redeemed	(92,556,782)	(223,832,404)	(157,870,794)	(295,548,098)

Net increase (decrease) in net assets from capital-share transactions	(35,268,074)	(16,159,009)	5,205,539	53,460,484

Net increase (decrease) in net assets	(35,700,820)	(15,858,320)	7,507,599	67,269,467

NET ASSETS:
Beginning of period	257,899,768	273,758,088	1,711,639,566	1,644,370,099

End of period (b)	$222,198,948	$257,899,768	$1,719,147,165	$1,711,639,566

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$8,939	$8,939	$(144,328)	$(144,159)

(a) See pages 35 and 36 for share class information on dividend distributions of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO

SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14

$12,503,366	$24,403,116	$64,361,533	$130,405,981	$(30,230)	$(671)
495,421	(14,904,242)	2,913,235	(26,043,807)	8,199	113,324
(338,639)	29,812,616	7,160,772	99,109,295	154,874	(30,024)

12,660,148	39,311,490	74,435,540	203,471,469	132,843	82,629

(12,503,366)	(24,403,116)	(64,361,533)	(130,405,981)	(25,380)	(204,922)
0	0	0	(843,633)	0	0

(12,503,366)	(24,403,116)	(64,361,533)	(131,249,614)	(25,380)	(204,922)

121,999,981	251,560,005	770,613,941	1,877,152,500	4,217,501	5,832,502
9,564,357	17,839,907	50,115,905	94,061,203	28,034	178,847

131,564,338	269,399,912	820,729,846	1,971,213,703	4,245,535	6,011,349
(115,899,397)	(216,633,362)	(560,604,338)	(1,294,636,202)	(9,805,576)	(13,833,330)

15,664,941	52,766,550	260,125,508	676,577,501	(5,560,041)	(7,821,981)

15,821,723	67,674,924	270,199,515	748,799,356	(5,452,578)	(7,944,274)

1,119,449,168	1,051,774,244	6,293,708,926	5,544,909,570	44,925,248	52,869,522

$1,135,270,891	$1,119,449,168	$6,563,908,441	$6,293,708,926	$39,472,670	$44,925,248

$(196,679)	$(196,679)	$(147,685)	$(147,685)	$(33,968)	$21,642

2015 Semi-Annual Report	33

Statement of Changes in Net Assets (continued)

	SHORT DURATION PLUS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$589,402	$2,042,161	$42,747,233	$111,054,552
Net realized gain (loss) on investment and foreign currency transactions	333,361	(894,260)	73,475,253	72,622,956
Net change in unrealized appreciation/depreciation of investments	788,851	2,002,833	10,235,636	3,605,009
Contributions from Affiliates (see Note 2A)	0	0	57,589	0

Net increase in net assets resulting from operations	1,711,614	3,150,734	126,515,711	187,282,517

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(1,082,740)	(2,887,329)	(58,827,597)	(107,631,990)
Distributions from net realized gain on investment transactions	0	0	(67,465,441)	(9,019,695)

Total dividends and distributions to shareholders	(1,082,740)	(2,887,329)	(126,293,038)	(116,651,685)

Capital-share transactions:
Net proceeds from sales of shares	94,245,078	130,405,575	190,711,452	463,793,639
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	839,913	2,208,764	113,135,837	92,449,011

Total proceeds from shares sold	95,084,991	132,614,339	303,847,289	556,242,650
Cost of shares redeemed	(148,720,971)	(209,161,655)	(558,813,895)	(744,692,573)

Net decrease in net assets from capital-share transactions	(53,635,980)	(76,547,316)	(254,966,606)	(188,449,923)

Net decrease in net assets	(53,007,106)	(76,283,911)	(254,743,933)	(117,819,091)

NET ASSETS:
Beginning of period	383,818,901	460,102,812	3,848,563,578	3,966,382,669

End of period (b)	$330,811,795	$383,818,901	$3,593,819,645	$3,848,563,578

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(180,228)	$313,110	$(7,630,620)	$8,449,744

(a) See page 36 sor share class information on dividend distributions for the Short Duration Plus Portfolio.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Dividends to shareholders:
Dividends from net investment income
International and Tax-Managed International Class Shares, respectively	$(33,289,288)	$(29,117,992)	$(80,084,079)	$(74,173,881)
Class A	(85,751)	(64,695)	(33,747)	(25,889)
Class B	(1,206)	(9)	(282)	0
Class C	(27,520)	(18,335)	(4,824)	(3,921)

	$(33,403,765)	$(29,201,031)	$(80,122,932)	$(74,203,691)

	NEW YORK MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(17,538,474)	$(34,528,804)	$(11,260,956)	$(21,647,587)
Class A	(2,306,271)	(4,681,908)	(1,093,010)	(2,407,944)
Class B	(1,061)	(4,812)	(16)	(148)
Class C	(497,414)	(1,154,684)	(149,384)	(347,437)

	$(20,343,220)	$(40,370,208)	$(12,503,366)	$(24,403,116)

2015 Semi-Annual Report	35

Statement of Changes in Net Assets (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Dividends and Distributions to shareholders:
Dividends from net investment income
Municipal Class	$(49,543,457)	$(101,988,344)
Class A	(14,106,942)	(26,426,187)
Class B	(564)	(3,164)
Class C	(710,570)	(1,988,286)

	$(64,361,533)	$(130,405,981)

Distributions from net realized gain on investment transactions
Municipal Class	$0	$(656,176)
Class A	0	(163,331)
Class B	0	(58)
Class C	0	(24,068)

	$0	$(843,633)

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(1,009,358)	$(2,596,632)
Class A	(63,973)	(241,866)
Class B	(559)	(3,468)
Class C	(8,850)	(45,363)

	$(1,082,740)	$(2,887,329)

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14		YEAR ENDED 9/30/13		YEAR ENDED 9/30/12		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$15.86		$15.94		$13.23		$12.36		$15.08	$15.00

Income from investment operations:
Investment income, net†	0.05	‡	0.35	‡	0.23	‡	0.23	‡	0.23	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.02		(0.15)		2.74		0.90		(2.68)	0.14
Contributions from Affiliates	0		0.00	(c)	0		0		0	0

Total from investment operations	0.07		0.20		2.97		1.13		(2.45)	0.36

Less dividends:
Dividends from net investment income	(0.33)		(0.28)		(0.26)		(0.26)		(0.27)	(0.28)

Net asset value, end of period	$15.60		$15.86		$15.94		$13.23		$12.36	$15.08

Total return (a)	0.47%		1.23%		22.81%		9.32%		(16.61)%	2.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,556,100		$1,529,195		$1,599,667		$1,485,757		$1,495,894	$2,073,462
Average net assets (000 omitted)	$1,558,264		$1,631,212		$1,523,560		$1,546,251		$2,015,954	$2,199,418
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16%	*+	1.15%		1.15%		1.16%		1.18%	1.17%	+
Expenses, before waivers/reimbursements	1.21%	*+	1.20%		1.20%		1.21%		1.18%	1.17%	+
Net investment income	0.64%	*+‡	2.15%	‡	1.62%	‡	1.79%	‡	1.50%	1.49%	+
Portfolio turnover rate	44%		67%		72%		69%		62%	84%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2015 Semi-Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14		YEAR ENDED 9/30/13		YEAR ENDED 9/30/12		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$15.93		$16.06		$13.33		$12.46		$15.19	$15.16

Income from investment operations:
Investment income, net†	0.05	‡	0.37	‡	0.24	‡	0.25	‡	0.24	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.05		(0.18)		2.78		0.91		(2.70)	0.09
Contributions from Affiliates	0		0.00	(c)	0		0		0	0.00	(c)

Total from investment operations	0.10		0.19		3.02		1.16		(2.46)	0.31

Less dividends:
Dividends from net investment income	(0.35)		(0.32)		(0.29)		(0.29)		(0.27)	(0.28)

Net asset value, end of period	$15.68		$15.93		$16.06		$13.33		$12.46	$15.19

Total return (a)	0.65%		1.20%	**	23.04%	**	9.56%		(16.56)%	2.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,762,843		$3,753,170		$3,835,863		$3,446,598		$3,587,820	$4,845,829
Average net assets (000 omitted)	$3,654,371		$3,901,952		$3,581,411		$3,598,435		$4,714,049	$5,004,731
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%	*+	1.11%		1.11%		1.11%		1.14%	1.13%	+
Expenses, before waivers/reimbursements	1.16%	*+	1.16%		1.16%		1.16%		1.14%	1.13%	+
Net investment income	0.67%	*+‡	2.25%	‡	1.66%	‡	1.88%	‡	1.54%	1.53%	+
Portfolio turnover rate	40%		64%		72%		62%		61%	85%

See Footnote Summary on page 49.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14		YEAR ENDED 9/30/13		YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$28.47		$26.95		$26.72		$24.46	$31.40	$26.67

Income from investment operations
Investment income (loss), net†	(0.03	) ‡	0.40	‡	0.32	‡	0.31 ‡	0.33	0.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.01)		1.35		0.16		3.03	(7.10)	4.54

Total from investment operations	(0.04)		1.75		0.48		3.34	(6.77)	4.81

Less dividends and distributions:
Dividends from net investment income	(0.36)		(0.30)		(0.36)		(0.24)	(0.31)	(0.20)
Distributions from net realized gain on investment transactions	(0.61)		0		0		(0.94)	0	0

Total dividends and distributions	(0.97)		(0.30)		(0.36)		(1.18)	(0.31)	(0.20)

Portfolio transaction fee	0.02		0.07		0.11		0.10	0.14	0.12

Net asset value, end of period	$27.48		$28.47		$26.95		$26.72	$24.46	$31.40

Total return (a)(b)	(0.03)%		6.79%		2.17%		14.63%	(22.95)%	16.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,307,507		$1,298,583		$1,192,290		$1,239,480	$1,249,690	$1,912,856
Average net assets (000 omitted)	$1,285,691		$1,272,134		$1,198,415		$1,303,241	$1,823,362	$1,928,521
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.44%	*+	1.44%		1.44%		1.44%	1.45%	1.44%	+
Expenses, before waivers/reimbursements	1.49%	*+	1.49%		1.49%		1.49%	1.45%	1.44%	+
Net investment income (loss)	(0.20)%	*+‡	1.41%	‡	1.19%	‡	1.19% ‡	1.03%	0.94%	+
Portfolio turnover rate	21%		53%		45%		55%	57%	67%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2015 Semi-Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$12.50	$12.47	$12.56	$12.49	$12.53	$12.59

Income from investment operations
Investment income, net†	0.02	0.04	0.07	0.10	0.20	0.22
Net realized and unrealized gain (loss) on investment transactions	(0.03)	0.05	(0.09)	0.07	(0.04)	(0.06)

Total from investment operations	(0.01)	0.09	(0.02)	0.17	0.16	0.16

Less dividends and distributions:
Dividends from net investment income	(0.02)	(0.04)	(0.07)	(0.10)	(0.20)	(0.22)
Distributions from net realized gain on investment transactions	0	(0.02)	0	0	0	0

Total dividends and distributions	(0.02)	(0.06)	(0.07)	(0.10)	(0.20)	(0.22)

Net asset value, end of period	$12.47	$12.50	$12.47	$12.56	$12.49	$12.53

Total return (a)	(0.10)%	0.70%	(0.18)%	1.34%	1.28%	1.29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$75,438	$91,279	$108,414	$132,909	$158,478	$273,147
Average net assets (000 omitted)	$84,337	$99,339	$113,185	$148,340	$200,953	$262,227
Ratio to average net assets of:
Expenses	0.68% *+	0.66%	0.66%	0.64%	0.61%	0.61% +
Net investment income	0.28% *+	0.30%	0.55%	0.77%	1.61%	1.75% +
Portfolio turnover rate	14%	33%	58%	54%	32%	30%

See Footnote Summary on page 49.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$12.51		$12.52	$12.58	$12.55	$12.62	$12.68

Income from investment operations
Investment income, net†	0.00	(c)‡	0.02	0.04	0.06	0.13	0.21
Net realized and unrealized gain (loss) on investment transactions	(0.02)		0.03	(0.04)	0.04	(0.04)	0.01

Total from investment operations	(0.02)		0.05	0	0.10	0.09	0.22

Less dividends and distributions:
Dividends from net investment income	(0.00	) (c)	(0.02)	(0.04)	(0.07)	(0.13)	(0.21)
Distributions from net realized gain on investment transactions	(0.02)		(0.04)	(0.02)	0	(0.03)	(0.07)

Total dividends and distributions	(0.02)		(0.06)	(0.06)	(0.07)	(0.16)	(0.28)

Net asset value, end of period	$12.47		$12.51	$12.52	$12.58	$12.55	$12.62

Total return (b)	(0.12)%		0.39%	0.01%	0.76%	0.74%	1.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$32,243		$40,750	$69,992	$100,149	$121,747	$144,606
Average net assets (000 omitted)	$38,368		$51,916	$83,224	$103,813	$127,326	$127,870
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.78%	*+	0.73%	0.68%	0.67%	0.63%	0.65%	+
Expenses, before waivers/reimbursements	0.79%	*+	0.73%	0.68%	0.67%	0.63%	0.65%	+
Net investment income	0.06%	*+‡	0.13%	0.33%	0.51%	1.08%	1.66%	+
Portfolio turnover rate	14%		13%	56%	45%	81%	64%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2015 Semi-Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$12.62		$12.61	$12.74	$12.70	$12.69	$12.68

Income from investment operations
Investment income, net†	0.02		0.04	0.07	0.10	0.17	0.21
Net realized and unrealized gain (loss) on investment transactions	(0.02)		0.03	(0.07)	0.05	0.01	0.01

Total from investment operations	0		0.07	0	0.15	0.18	0.22

Less dividends and distributions:
Dividends from net investment income	(0.02)		(0.04)	(0.07)	(0.10)	(0.16)	(0.21)
Distributions from net realized gain on investment transactions	(0.00	) (c)	(0.02)	(0.06)	(0.01)	(0.01)	0

Total dividends and distributions	(0.02)		(0.06)	(0.13)	(0.11)	(0.17)	(0.21)

Net asset value, end of period	$12.60		$12.62	$12.61	$12.74	$12.70	$12.69

Total return (b)	(0.01)%		0.52%	(0.01)%	1.18%	1.42%	1.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$222,199		$257,900	$273,758	$394,515	$418,586	$591,202
Average net assets (000 omitted)	$239,163		$279,244	$323,922	$437,015	$515,306	$556,818
Ratio to average net assets of:
Expenses	0.63%	*+	0.62%	0.62%	0.59%	0.62%	0.62%	+
Net investment income	0.25%	*+	0.29%	0.58%	0.80%	1.31%	1.65%	+
Portfolio turnover rate	11%		32%	52%	51%	39%	23%

See Footnote Summary on page 49.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$14.17		$14.05	$14.66	$14.42	$14.53	$14.36

Income from investment operations:
Investment income, net†	0.17		0.35	0.38	0.43	0.44	0.44
Net realized and unrealized gain (loss) on investment transactions	0.02		0.13	(0.60)	0.24	(0.06)	0.20

Total from investment operations	0.19		0.48	(0.22)	0.67	0.38	0.64

Less dividends and distributions:
Dividends from net investment income	(0.17)		(0.36)	(0.38)	(0.43)	(0.44)	(0.44)
Distributions from net realized gain on investment transactions	0		0	(0.01)	0	(0.05)	(0.03)

Total dividends and distributions	(0.17)		(0.36)	(0.39)	(0.43)	(0.49)	(0.47)

Net asset value, end of period	$14.19		$14.17	$14.05	$14.66	$14.42	$14.53

Total return (a)	1.36%		3.43%	(1.52)%	4.69%	2.74%	4.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,449,549		$1,433,174	$1,345,338	$1,498,388	$1,579,981	$1,745,720
Average net assets (000 omitted)	$1,447,830		$1,371,449	$1,414,589	$1,541,811	$1,652,024	$1,752,608
Ratio to average net assets of:
Expenses	0.61%	*+	0.61%	0.61%	0.61%	0.61%	0.61% +
Net investment income	2.43%	*+	2.52%	2.67%	2.93%	3.09%	3.05% +
Portfolio turnover rate	7%		11%	17%	14%	14%	18%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2015 Semi-Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$14.49		$14.29	$14.91	$14.62	$14.85	$14.55

Income from investment operations:
Investment income, net†	0.16		0.33	0.38	0.45	0.46	0.47
Net realized and unrealized gain (loss) on investment transactions	0.00	(c)	0.20	(0.62)	0.29	(0.08)	0.34

Total from investment operations	0.16		0.53	(0.24)	0.74	0.38	0.81

Less dividends and distributions:
Dividends from net investment income	(0.16)		(0.33)	(0.38)	(0.45)	(0.46)	(0.47)
Distributions from net realized gain on investment transactions	0		0	0	0	(0.15)	(0.04)

Total dividends and distributions	(0.16)		(0.33)	(0.38)	(0.45)	(0.61)	(0.51)

Net asset value, end of period	$14.49		$14.49	$14.29	$14.91	$14.62	$14.85

Total return (a)	1.13%		3.78%	(1.64)%	5.11%	2.70%	5.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,006,600		$979,252	$903,265	$991,764	$1,031,911	$1,103,565
Average net assets (000 omitted)	$999,105		$934,129	$951,766	$1,026,677	$1,059,794	$1,163,905
Ratio to average net assets of:
Expenses	0.63%	*+	0.63%	0.63%	0.63%	0.63%	0.63% +
Net investment income	2.26%	*+	2.32%	2.59%	3.03%	3.19%	3.23% +
Portfolio turnover rate	4%		10%	23%	15%	14%	33%

See Footnote Summary on page 49.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$14.53		$14.36		$14.92	$14.65	$14.75	$14.53

Income from investment operations:
Investment income, net†	0.15		0.33		0.38	0.41	0.45	0.45
Net realized and unrealized gain (loss) on investment transactions	0.03		0.18		(0.54)	0.29	(0.03)	0.25

Total from investment operations	0.18		0.51		(0.16)	0.70	0.42	0.70

Less dividends and distributions:
Dividends from net investment income	(0.15)		(0.34)		(0.38)	(0.42)	(0.45)	(0.46)
Distributions from net realized gain on investment transactions	0		(0.00	) (c)	(0.02)	(0.01)	(0.07)	(0.02)

Total dividends and distributions	(0.15)		(0.34)		(0.40)	(0.43)	(0.52)	(0.48)

Net asset value, end of period	$14.56		$14.53		$14.36	$14.92	$14.65	$14.75

Total return (a)	1.26%		3.58%		(1.10)%	4.81%	2.96%	4.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$4,870,802		$4,618,712		$4,269,409	$4,684,176	$4,907,931	$5,129,063
Average net assets (000 omitted)	$4,750,071		$4,395,640		$4,465,399	$4,839,804	$4,991,204	$5,176,769
Ratio to average net assets of:
Expenses	0.55%	*+	0.56%		0.56%	0.56%	0.56%	0.56% +
Net investment income	2.09%	*+	2.32%		2.58%	2.79%	3.08%	3.10% +
Portfolio turnover rate	4%		19%		19%	16%	18%	21%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2015 Semi-Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14		YEAR ENDED 9/30/13		YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$12.51	$12.54		$12.73		$12.82	$12.89	$12.70

Income from investment operations
Investment income (loss), net†	(0.01)	(0.00	) (c)	(0.00	) (c)	0.02	0.09	0.10
Net realized and unrealized gain (loss) on investment transactions	0.05	0.02		(0.09)		0.05	0.02	0.22

Total from investment operations	0.04	0.02		(0.09)		0.07	0.11	0.32

Less dividends and distributions:
Dividends from net investment income	(0.01)	(0.05)		(0.07)		(0.07)	(0.13)	(0.13)
Distributions from net realized gain on investment transactions	0	0		(0.03)		(0.09)	(0.05)	0

Total dividends and distributions	(0.01)	(0.05)		(0.10)		(0.16)	(0.18)	(0.13)

Net asset value, end of period	$12.54	$12.51		$12.54		$12.73	$12.82	$12.89

Total return (a)	0.30%	0.17%		(0.71)%		0.55%	0.87%	2.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$39,473	$44,925		$52,870		$111,263	$130,219	$163,015
Average net assets (000 omitted)	$41,571	$48,774		$82,099		$126,795	$149,555	$175,298
Ratio to average net assets of:
Expenses	0.78% *+	0.78%		0.70%		0.68%	0.64%	0.64%	+
Net investment income (loss)	(0.15)% *+	0%	(d)	(0.03)%		0.14%	0.67%	0.81%	+
Portfolio turnover rate***	24%	55%		86%		95%	170%	181%

See Footnote Summary on page 49.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$11.74		$11.74	$11.91	$11.89	$11.92	$11.65

Income from investment operations:
Investment income, net†	0.02		0.06	0.05	0.06	0.12	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.05		0.03	(0.11)	0.06	(0.01)	0.29

Total from investment operations	0.07		0.09	(0.06)	0.12	0.11	0.49

Less dividends:
Dividends from net investment income	(0.04)		(0.09)	(0.11)	(0.10)	(0.14)	(0.22)

Net asset value, end of period	$11.77		$11.74	$11.74	$11.91	$11.89	$11.92

Total return (a)	0.57%		0.75%	(0.51)%	1.04%	0.96%	4.29%	*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$273,426		$313,410	$395,172	$549,979	$629,603	$534,551
Average net assets (000 omitted)	$317,441		$347,138	$467,653	$544,248	$624,052	$481,956
Ratio to average net assets of:
Expenses	0.63%	*+	0.62%	0.60%	0.62%	0.60%	0.62%	+
Net investment income	0.37%	*+	0.55%	0.39%	0.47%	0.99%	1.69%	+
Portfolio turnover rate***	41%		67%	120%	134%	99%	107%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2015 Semi-Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$13.72		$13.47	$14.24	$14.16	$14.13	$13.18

Income from investment operations
Investment income, net†	0.16		0.39	0.36	0.36	0.50	0.54
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.30		0.27	(0.61)	0.40	0.18	0.97
Contributions from Affiliates	0.00	(c)	0	0.00 (c)	0.01	0	0

Total from investment operations	0.46		0.66	(0.25)	0.77	0.68	1.51

Less dividends and distributions:
Dividends from net investment income	(0.22)		(0.38)	(0.41)	(0.38)	(0.50)	(0.56)
Distributions from net realized gain on investment transactions	(0.26)		(0.03)	(0.11)	(0.31)	(0.15)	0

Total dividends and distributions	(0.48)		(0.41)	(0.52)	(0.69)	(0.65)	(0.56)

Net asset value, end of period	$13.70		$13.72	$13.47	$14.24	$14.16	$14.13

Total return (a)	3.43%		4.96%	(1.82)% **	5.65% #	5.09%	11.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,593,820		$3,848,564	$3,966,383	$4,821,926	$5,159,683	$5,375,563
Average net assets (000 omitted)	$3,639,528		$3,885,193	$4,405,415	$4,944,151	$5,261,269	$5,305,650
Ratio to average net assets of:
Expenses	0.59%	*+	0.58%	0.57%	0.57%	0.56%	0.56%	+
Net investment income	2.36%	*+	2.86%	2.57%	2.56%	3.55%	3.99%	+
Portfolio turnover rate***	124%		244%	200%	154%	110%	90%

See Footnote Summary on page 49.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

*	Annualized.
**	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Tax-Managed International Portfolio for the years ended September 30, 2014, September 30, 2013 by 0.01% and 0.02%, respectively, the Short Duration Plus Portfolio for the year ended September 30, 2010 by 0.01% and the Intermediate Duration Portfolio for the years ended September 30, 2013 and September 30, 2009 by 0.01% and 0.01%, respectively.
***	The Portfolio accounts for dollar roll transactions as purchases and sales.
#	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.10% for the year ended September 30, 2012.
†	Based on average shares outstanding.
‡	Net of fees and expenses waived by the Adviser.
+	The ratio includes expenses attributable to costs of proxy solicitation.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. The fee was eliminated effective February 2, 2015. Total return to a shareholder for the six months ended March 31, 2015 and years ending September 30, 2014, September 30, 2013, September 30, 2011, and September 30, 2010, without taking into account these transaction fees would have been (1.03)%, 4.67%, 0.14%, 12.34%, (21.38)%, and 18.55%, respectively.
(c)	Amount is less than $0.005.
(d)	Amount is less than 0.005%.

See Notes to Financial Statements.

2015 Semi-Annual Report	49

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (hereafter collectively referred to as the “Portfolios” and individually the “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class*, Class A, Class B and Class C
Tax-Managed International	Tax-Managed International Class*, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class*

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration New York Municipal	Short Duration New York Municipal Class*
Short Duration California Municipal	Short Duration California Municipal Class*
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class*, Class A, Class B and Class C
California Municipal	Municipal Class*, Class A, Class B and Class C
Diversified Municipal	Municipal Class*, Class A, Class B and Class C

FIXED INCOME TAXABLE PORTFOLIOS
U.S. Government Short Duration	U.S. Government Short Duration Class*
Short Duration Plus	Short Duration Plus Class*, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class*

*	Bernstein Class

OVERLAY PORTFOLIOS
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolios, Intermediate Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B and Class C Shares (collectively “Retail Classes”) of International, Tax-Managed International, New York Municipal, California Municipal, Diversified Municipal and Short Duration Plus Portfolios are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

50	Sanford C. Bernstein Fund, Inc.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

2015 Semi-Annual Report	51

Notes to Financial Statements (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2015:

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stock:
Consumer Discretionary	$74,177,121	$248,607,805	$0	$322,784,926
Financials	12,222,926	308,071,650	0	320,294,576
Industrials	4,366,632	221,801,002	0	226,167,634

52	Sanford C. Bernstein Fund, Inc.

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Health Care	$1,763,724	$135,961,941		$0	$137,725,665
Consumer Staples	9,619,379	114,223,797		0	123,843,176
Information Technology	13,955,555	95,408,935		0	109,364,490
Telecommunication Services	8,944,021	84,227,524		0	93,171,545
Materials	2,931,696	83,400,200		0	86,331,896
Energy	3,071,346	43,734,235		0	46,805,581
Utilities	533,261	33,699,267		0	34,232,528
Warrants	0	29,348,493		0	29,348,493
Rights	633	0		0	633
Short-Term Investments	20,007,995	0		0	20,007,995
Total Investments in Securities	151,594,289	1,398,484,849	+	0	1,550,079,138
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	0	2,394,036		0	2,394,036
Liabilities:
Forward Currency Exchange Contracts	0	(2,128,048)		0	(2,128,048)
Total (a)(b)	$151,594,289	$1,398,750,837		$0	$1,550,345,126

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Consumer Discretionary	$180,081,285	$601,221,407		$0	$781,302,692
Financials	29,364,269	733,221,177		0	762,585,446
Industrials	10,470,393	533,432,137		0	543,902,530
Health Care	4,140,476	326,999,110		0	331,139,586
Consumer Staples	21,652,817	274,325,710		0	295,978,527
Information Technology	36,594,784	235,782,053		0	272,376,837
Telecommunication Services	21,657,044	200,811,845		0	222,468,889
Materials	7,083,437	203,821,992		0	210,905,429
Energy	6,987,562	106,946,536		0	113,934,098
Utilities	1,279,606	83,015,568		0	84,295,174
Warrants	0	67,154,686		0	67,154,686
Rights	1,526	0		0	1,526
Short-Term Investments	69,100,061	0		0	69,100,061
Total Investments in Securities	388,413,260	3,366,732,221	+	0	3,755,145,481
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	0	33,538,281		0	33,538,281
Liabilities:
Forward Currency Exchange Contracts	0	(58,064,297)		0	(58,064,297)
Total (c)++	$388,413,260	$3,342,206,205		$0	$3,730,619,465

2015 Semi-Annual Report	53

Notes to Financial Statements (continued)

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Assets:
Common Stock:
Financials	$47,343,611	$355,044,263		$929,241		$403,317,115
Information Technology	44,794,750	209,480,447		0		254,275,197
Consumer Discretionary	81,273,234	149,430,373		0		230,703,607
Telecommunication Services	20,824,896	58,573,109		0		79,398,005
Industrials	6,234,769	65,589,847		0		71,824,616
Consumer Staples	30,418,704	37,942,140		0		68,360,844
Materials	15,412,998	40,708,140		106		56,121,244
Energy	40,400,254	9,421,382		0		49,821,636
Health Care	23,018,130	22,228,985		0		45,247,115
Utilities	9,900,278	21,789,995		0		31,690,273
Warrants	0	4,182,115		0		4,182,115
Corporates—Investment Grade	0	0		520,168		520,168
Short-Term Investments	2,277,023	0		0		2,277,023
Total Investments in Securities	321,898,647	974,390,796	+	1,449,515		1,297,738,958
Other Financial Instruments*	0	0		0		0
Total (d)(e)	$321,898,647	$974,390,796		$1,449,515		$1,297,738,958

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$70,627,721		$1,735,976	^	$72,363,697
Corporates—Investment Grade	0	1,957,820		0		1,957,820
Short-Term Investments	0	445,143		0		445,143
Total Investments in Securities	0	73,030,684		1,735,976		74,766,660
Other Financial Instruments*	0	0		0		0
Total**	$0	$73,030,684		$1,735,976		$74,766,660

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$29,842,019		$182,000	^	$30,024,019
Corporates—Investment Grade	0	2,280,111		0		2,280,111
Short-Term Investments	0	327,286		0		327,286
Total Investments in Securities	0	32,449,416		182,000		32,631,416
Other Financial Instruments*	0	0		0		0
Total**	$0	$32,449,416		$182,000		$32,631,416

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$211,466,706		$698,375		$212,165,081
Corporates—Investment Grade	0	8,566,046		0		8,566,046
Short-Term Investments	0	939,860		0		939,860
Total Investments in Securities	0	220,972,612		698,375		221,670,987
Other Financial Instruments*	0	0		0		0
Total**	$0	$220,972,612		$698,375		$221,670,987

54	Sanford C. Bernstein Fund, Inc.

NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,654,887,055	$13,561,652		$1,668,448,707
Corporates—Investment Grade	0	11,050,780	0		11,050,780
Short-Term Investments	0	22,012,290	0		22,012,290
Total Investments in Securities	0	1,687,950,125	13,561,652		1,701,511,777
Other Financial Instruments*	0	0	0		0
Total**	$0	$1,687,950,125	$13,561,652		$1,701,511,777

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,083,481,089	$9,149,543	^	$1,092,630,632
Corporates—Investment Grade	0	31,559,299	0		31,559,299
Short-Term Investments	0	19,608,706	0		19,608,706
Total Investments in Securities	0	1,134,649,094	9,149,543		1,143,798,637
Other Financial Instruments*	0	0	0		0
Total**	$0	$1,134,649,094	$9,149,543		$1,143,798,637

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$6,184,400,700	$46,496,494	^	$6,230,897,194
Short-Term Municipal Notes	0	110,835,000	0		110,835,000
Corporates—Investment Grade	0	226,138,111	0		226,138,111
Short-Term Investments	0	77,627,733	0		77,627,733
Total Investments in Securities	0	6,599,001,544	46,496,494		6,645,498,038
Other Financial Instruments*	0	0	0		0
Total^^	$0	$6,599,001,544	$46,496,494		$6,645,498,038

U.S. GOVERNMENT SHORT DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Governments—Treasuries	$0	$23,435,937	$0		$23,435,937
Collateralized Mortgage Obligations	0	10,097,949	0		10,097,949
Mortgage Pass-Throughs	0	2,718,297	0		2,718,297
Commercial Mortgage-Backed Securities	0	1,716,568	0		1,716,568
Inflation-Linked Securities	0	1,204,775	0		1,204,775
Asset-Backed Securities	0	111,000	0		111,000
Total Investments in Securities	0	39,284,526	0		39,284,526
Other Financial Instruments*:
Assets:
Futures	35,607	0	0		35,607	#
Liabilities:
Futures	(26,588)	0	0		(26,588	)#
Total**	$9,019	$39,284,526	$0		$39,293,545

2015 Semi-Annual Report	55

Notes to Financial Statements (continued)

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Governments—Treasuries	$0	$87,534,420	$0		$87,534,420
Corporates—Investment Grade	0	70,450,841	0		70,450,841
Asset-Backed Securities	0	58,538,028	8,041,124	^	66,579,152
Commercial Mortgage-Backed Securities	0	55,183,781	0		55,183,781
Collateralized Mortgage Obligations	0	23,406,719	7,684,043		31,090,762
Mortgage Pass-Throughs	0	8,031,215	0		8,031,215
Inflation-Linked Securities	0	7,053,145	0		7,053,145
Covered Bonds	0	1,865,116	0		1,865,116
Total Investments in Securities	0	312,063,265	15,725,167		327,788,432
Other Financial Instruments*:
Assets:
Futures	254,189	0	0		254,189	#
Forward Currency Exchange Contracts	0	1,032	0		1,032
Liabilities:
Futures	(278,125)	0	0		(278,125	)#
Forward Currency Exchange Contracts	0	(71,722)	0		(71,722)
Total^^	$(23,936)	$311,992,575	$15,725,167		$327,693,806

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Corporates—Investment Grade	$0	$783,615,364	$0		$783,615,364
Mortgage Pass-Throughs	0	739,769,638	0		739,769,638
Governments—Treasuries	0	666,858,548	0		666,858,548
Asset-Backed Securities	0	469,646,217	44,749,365		514,395,582
Commercial Mortgage-Backed Securities	0	299,839,386	50,422,937		350,262,323
Inflation-Linked Securities	0	158,253,933	0		158,253,933
Corporates—Non-Investment Grade	0	109,826,700	0		109,826,700
Collateralized Mortgage Obligations	0	4,272,772	100,413,042		104,685,814
Agencies	0	74,445,745	0		74,445,745
Quasi-Sovereigns	0	35,562,998	0		35,562,998
Governments—Sovereign Agencies	0	28,537,927	0		28,537,927
Local Governments—Municipal Bonds	0	13,290,752	0		13,290,752
Preferred Stocks	7,966,947	0	0		7,966,947
Emerging Markets—Corporate Bonds	0	6,034,586	0		6,034,586
Common Stocks	0	0	5,449,656		5,449,656
Governments—Sovereign Bonds	0	3,029	0		3,029
Short-Term Investments:
Agency Discount Note	0	73,361,109	0		73,361,109
Certificate of Deposit	0	42,365,000	0		42,365,000
Commercial Paper	0	33,917,700	0		33,917,700
Total Investments in Securities	7,966,947	3,539,601,404	201,035,000		3,748,603,351

56	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments*:
Assets:
Futures	$6,374,943	$0	$0	$6,374,943	#
Forward Currency Exchange Contracts	0	3,018,699	0	3,018,699
Centrally Cleared Interest Rate Swaps	0	5,050,819	0	5,050,819	#
Credit Default Swaps	0	692,562	0	692,562
Inflation (CPI) Swaps	0	268,289	0	268,289
Liabilities:
Futures	(109,808)	0	0	(109,808	)#
Forward Currency Exchange Contracts	0	(635,731)	0	(635,731)
Centrally Cleared Credit Default Swaps	0	(760,256)	0	(760,256	)#
Centrally Cleared Interest Rate Swaps	0	(13,369,150)	0	(13,369,150	)#
Interest Rate Swaps	0	(1,486,878)	0	(1,486,878)
Total^^	$14,232,082	$3,532,379,758	$201,035,000	$3,747,646,840

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(a)	An amount of $19,203,274 was transferred from Level 1 to Level 2 due to above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(b)	An amount of $2,786,571 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

(c)	An amount of $46,086,232 was transferred from Level 1 to Level 2 due to above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(d)	An amount of $32,188,140 was transferred from Level 1 to Level 2 due to above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(e)	An amount of $51,449,359 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

++	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

**	There were no transfers between any levels during the reporting period.

^^	There were no transfers between Level 1 and Level 2 during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

2015 Semi-Annual Report	57

Notes to Financial Statements (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

EMERGING MARKETS PORTFOLIO	COMMON STOCKS	CORPORATES - NON-INVESTMENT GRADE	TOTAL
Balance as of 9/30/14	$4,509,098	$256	$4,509,354
Accrued discounts/(premiums)	0	0	0
Realized gain (loss)	(1,912,440)	26,064	(1,886,376)
Change in unrealized appreciation/depreciation	799,427	6,172	805,599
Purchases	1,076,669	513,740 ‡	1,590,409
Sales	(4,209,043)	(26,064)	(4,235,107)
Transfers in to Level 3	665,636	0	665,636
Transfers out of Level 3	0	0	0

Balance as of 3/31/15	$929,347	$520,168	$1,449,515 +

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15*	$(813,064)	$6,428	$(806,636)

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Balance as of 9/30/14	$827,562	$827,562
Accrued discounts/(premiums)	(19,833)	(19,833)
Realized gain (loss)	422	422
Change in unrealized appreciation/depreciation	31,044	31,044
Purchases	969,587	969,587
Sales	(72,806)	(72,806)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/15	$1,735,976	$1,735,976

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15*	$31,032	$31,032

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Balance as of 9/30/14	$200,994	$200,994
Accrued discounts/(premiums)	0	0
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	22,077	22,077
Purchases	0	0
Sales	(41,071)	(41,071)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/15	$182,000	$182,000

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15*	$22,077	$22,077

58	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/14	$1,841,093	$1,841,093
Accrued discounts/(premiums)	(1,365)	(1,365)
Realized gain (loss)	944	944
Change in unrealized appreciation/depreciation	(12,297)	(12,297)
Purchases	0	0
Sales	(1,130,000)	(1,130,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/15	$698,375	$698,375

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15*	$(11,392)	$(11,392)

NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 3/31/15	$8,796,688	$8,796,688
Accrued discounts/(premiums)	(22,070)	(22,070)
Realized gain (loss)	15,458	15,458
Change in unrealized appreciation/depreciation	490,581	490,581
Purchases	6,070,453	6,070,453
Sales	(1,789,458)	(1,789,458)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/15	$13,561,652	$13,561,652

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15*	$457,697	$457,697

CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Balance as of 9/30/14	$7,114,861	$7,114,861
Accrued discounts/(premiums)	11,268	11,268
Realized gain (loss)	2,432	2,432
Change in unrealized appreciation/depreciation	132,115	132,115
Purchases	1,915,299	1,915,299
Sales	(26,432)	(26,432)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/15	$9,149,543	$9,149,543

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15*	$132,115	$132,115

2015 Semi-Annual Report	59

Notes to Financial Statements (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Balance as of 9/30/14	$33,238,346	$33,238,346
Accrued discounts/(premiums)	688,309	688,309
Realized gain (loss)	14,847	14,847
Change in unrealized appreciation/depreciation	353,416	353,416
Purchases	1,253,256	1,253,256
Sales	(6,562,838)	(6,562,838)
Transfers in to Level 3	17,511,158	17,511,158
Transfers out of Level 3	0	0

Balance as of 3/31/15	$46,496,494	$46,496,494 +

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15*	$352,155	$352,155

SHORT DURATION PLUS PORTFOLIO	ASSET- BACKED SECURITIES^	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of 9/30/14	$10,033,010	$535,951	$2,741,190	$13,310,151
Accrued discounts/(premiums)	1,203	0	1,253	2,456
Realized gain (loss)	(35,338)	0	1,714	(33,624)
Change in unrealized appreciation/depreciation	48,460	4,510	57,053	110,023
Purchases/Payups	1,668,368	0	5,421,210	7,089,578
Sales/Paydowns	(2,443,079)	(540,461)	(538,377)	(3,521,917)
Transfers in to Level 3	0	0	0	0
Transfers out of Level 3	(1,231,500)	0	0	(1,231,500)

Balance as of 3/31/15	$8,041,124	$0	$7,684,043	$15,725,167

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15*	$20,130	$0	$57,053	$77,183

INTERMEDIATE DURATION PORTFOLIO	ASSET- BACKED SECURITIES	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	COMMON STOCKS
Balance as of 9/30/14	$69,037,976	$29,697,557	$91,373,884	$0
Accrued discounts/(premiums)	58,320	(43,485)	233,280	0
Realized gain (loss)	(248,757)	(5,507)	(168,210)	0
Change in unrealized appreciation/depreciation	(167,366)	(344,865)	(327,755)	49,656
Purchases/Payups	15,357,005	21,171,040	25,476,312	5,400,000
Sales/Paydowns	(26,827,756)	(51,803)	(16,174,469)	0
Transfers in to Level 3	0	0	0	0
Transfers out of Level 3	(12,460,057)	0	0	0

Balance as of 3/31/15	$44,749,365	$50,422,937	$100,413,042	$5,449,656

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15*	$(161,232)	$(344,865)	$(253,180)	$49,656

60	Sanford C. Bernstein Fund, Inc.

TOTAL
Balance as of 9/30/14	$190,109,417
Accrued discounts/(premiums)	248,115
Realized gain (loss)	(422,474)
Change in unrealized appreciation/depreciation	(790,330)
Purchases/Payups	67,404,357
Sales/Paydowns	(43,054,028)
Transfers in to Level 3	0
Transfers out of Level 3	(12,460,057)

Balance as of 3/31/15	$201,035,000 +

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15*	$(709,621)

‡	Bonus issue received.

^	The Portfolio held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at March 31, 2015. Securities priced by third party vendors or using prior transaction, are excluded from the following table.

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	FAIR VALUE AT 3/31/15	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Long-Term Municipal Bonds	$1	Qualitative Assessment		$0.00/N/A

SHORT DURATION PLUS PORTFOLIO

	FAIR VALUE AT 3/31/15	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Asset-Backed Securities	$0	Qualitative Assessment		$0.00/N/A

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily

2015 Semi-Annual Report	61

Notes to Financial Statements (continued)

comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2014, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

62	Sanford C. Bernstein Fund, Inc.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

J.	Portfolio Transaction Fee

Prior to February 2, 2015 the Emerging Markets Portfolio imposed a 1.00% fee on purchases and redemptions. This fee was retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital. The fee was eliminated effective February 2, 2015.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

2015 Semi-Annual Report	63

Notes to Financial Statements (continued)

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International		0.925%	0.850%	0.800%	0.750%	0.650%

FIRST $1 BILLION		NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets		1.175%	1.050%	1.000%	0.900%	0.850%

					FIRST $750 MILLION	THEREAFTER
Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, U.S. Government Short Duration and Short Duration Plus					0.450%	0.400%

			FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal and California Municipal			0.500%	0.450%	0.400%	0.350%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal and Intermediate Duration		0.500%	0.450%	0.400%	0.350%	0.300%

The Adviser has agreed to voluntarily waive the annual investment management fees of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio by an amount equal to 0.05% per annum of the respective average net assets of the Portfolios, effective November 1, 2011. For the period ending March 31, 2015, such waivers amounted to $390,135, $911,567 and $320,542, respectively. To prevent the Short Duration California Municipal Portfolio and U.S. Government Short Duration Portfolio expenses from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed an additional amount of $1,066 and $8,757, respectively.

During the six months ended March 31, 2015, the Adviser reimbursed the Intermediate Duration Portfolio $57,589 for trading losses incurred due to trade entry errors. During the year ended September 30, 2014, the Adviser reimbursed the International Portfolio and Tax-Managed International Portfolio $133,108 and $326,920, respectively for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio to the Adviser for services is 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month, and the fee paid by the International Portfolio, Tax-Managed

64	Sanford C. Bernstein Fund, Inc.

International Portfolio, and Emerging Markets Portfolio for services is 0.25 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month.

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the six months ended March 31, 2015, the compensation retained by ABIS amounted to: International Portfolio, $3,962; Tax-Managed International Portfolio, $575; New York Municipal Portfolio, $15,479; California Municipal Portfolio, $9,000; Diversified Municipal Portfolio, $188,605; and Short Duration Plus Portfolio, $12,856.

Effective October 1, 2013, the Adviser has agreed to bear the costs of transfer agency and printing fees for Classes A, B, and C of the International and Tax-Managed International Portfolios. For the six months ended March 31, 2015, such waivers amounted to $23,775 and $4,388, respectively.

C.	Distribution Arrangements—the Funds Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the SCB Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the International Portfolio and Tax-Managed International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.25 of 1% of the Class A Shares, 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. Effective April 1, 2015, the Distributor voluntarily reduced distribution service fees for the Short Duration Plus Portfolio Class A Shares to 0.20 of 1% of the Class A Shares’ average daily net assets. Prior to January 30, 2015, the Retail Classes paid distribution service fees to the Retail Distributor at an annual rate of up to .30 of 1% of the Class A Shares’ average daily net assets. The fees are accrued daily and paid monthly. With respect to the Short Duration Plus Portfolio, effective April 1, 2012, the Retail Distributor voluntarily agreed to waive 0.55 of 1% to limit such fees to 0.45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. For the six months ended March 31, 2015, such waiver amounted to $43,745. To prevent the Short Duration Plus Portfolio’s expenses from exceeding its total income on a daily basis, the Retail Distributor voluntarily reimbursed an additional amount of $95. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	INTERNATIONAL	TAX-MANAGED INTERNATIONAL	NEW YORK MUNICIPAL	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	SHORT DURATION PLUS
Class B	$196,520	$225,723	$743,629	$507,040	$456,804	$15,167
Class C	1,450,433	1,235,686	2,206,356	1,256,218	2,920,750	983,640

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

2015 Semi-Annual Report	65

Notes to Financial Statements (continued)

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares were sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the International Portfolio and the Tax-Managed International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the International Portfolio and the Tax-Managed International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

AllianceBernstein Investments, Inc. has advised the Fund, that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the six months ended March 31, 2015, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS B	CLASS C
International	$38	$32	$0	$0
Tax-Managed International	0	0	0	0
New York Municipal	0	1,140	0	1,163
California Municipal	122	543	0	688
Diversified Municipal	508	20,535	0	5,361
Short Duration Plus	245	40,162	2,204	60

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2015 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
International	$1,269,997	$0	$0
Tax-Managed International	524,311	0	0
Emerging Markets	847,925	0	0
U.S. Government Short Duration	6	0	0
Intermediate Duration	20,768	0	0

There were no brokerage commissions paid by Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal and Short Duration Plus Portfolios for the six months ended March 31, 2015.

66	Sanford C. Bernstein Fund, Inc.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2015, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
International	$686,715,400	$0	$686,110,095	$0
Tax-Managed International	1,450,615,615	0	1,500,575,353	0
Emerging Markets	278,493,583	0	274,772,768	0
Short Duration New York Municipal	10,677,896	0	20,438,062	0
Short Duration California Municipal	4,977,783	0	11,737,319	0
Short Duration Diversified Municipal	25,553,915	0	51,345,989	0
New York Municipal	140,823,177	0	121,134,655	0
California Municipal	103,198,125	0	48,926,795	0
Diversified Municipal	820,868,663	0	125,420,186	100,265,625
U.S. Government Short Duration	800,929	9,055,848	0	10,594,118
Short Duration Plus	57,032,375	95,005,974	21,392,919	155,720,317
Intermediate Duration	480,745,036	4,046,521,498	414,882,816	4,271,049,152

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION/ (DEPRECIATION)
	APPRECIATION	(DEPRECIATION)
International	$188,847,780	$(56,567,391)	$132,280,389
Tax-Managed International	529,290,712	(142,206,395)	387,084,317
Emerging Markets	212,095,828	(140,973,432)	71,122,396
Short Duration New York Municipal	407,182	(1,030,806)	(623,624)
Short Duration California Municipal	95,511	(704,399)	(608,888)
Short Duration Diversified Municipal	927,060	(1,600,246)	(673,186)
New York Municipal	81,459,331	(12,719,213)	68,740,118
California Municipal	58,043,822	(4,889,091)	53,154,731
Diversified Municipal	278,919,690	(31,093,840)	247,825,850
U.S. Government Short Duration	195,251	(7,993)	187,258
Short Duration Plus	1,492,156	(1,358,717)	133,439
Intermediate Duration	134,645,374	(24,822,237)	109,823,137

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

2015 Semi-Annual Report	67

Notes to Financial Statements (continued)

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2015, the Intermediate Duration Portfolio, U.S. Government Short Duration Portfolio and Short Duration Plus Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. stock portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

68	Sanford C. Bernstein Fund, Inc.

During the six months ended March 31, 2015, the International Portfolio, Tax-Managed International Portfolio and Intermediate Duration Portfolio held forward currency exchange contracts for hedging and non-hedging purposes. The Short Duration Plus Portfolio held forward currency exchange contracts for hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fixed-Income Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

2015 Semi-Annual Report	69

Notes to Financial Statements (continued)

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2015, the Intermediate Duration Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended March 31, 2015, the Intermediate Duration Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of March 31, 2015, none of the Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended March 31, 2015, the Intermediate Duration Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit

70	Sanford C. Bernstein Fund, Inc.

soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At March 31, 2015, the Portfolios had entered into the following derivatives:

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$2,394,036	Unrealized depreciation on forward currency exchange contracts	$2,128,048
Total		$2,394,036		$2,128,048

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(19,128,868)	$3,652,931
Total		$(19,128,868)	$3,652,931

2015 Semi-Annual Report	71

Notes to Financial Statements (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$33,538,281	Unrealized depreciation on forward currency exchange contracts	$58,064,297
Total		$33,538,281		$58,064,297

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(20,898,240)	$(6,930,987)
Total		$(20,898,240)	$(6,930,987)

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$35,607	*	Receivable/Payable for variation margin on exchange-traded derivatives	$26,588	*
Total		$35,607			$26,588

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$7,757	$(1,591)
Total		$7,757	$(1,591)

72	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$254,189	*	Receivable/Payable for variation margin on exchange-traded derivatives	$278,125	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,032		Unrealized depreciation on forward currency exchange contracts	71,722
Total		$255,221			$349,847

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(25,744)	$(106,318)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	15,272	(258,931)
Total		$(10,472)	$(365,249)

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$11,425,762	*	Receivable/Payable for variation margin on exchange-traded derivatives	$13,478,958	*
Credit contracts				Receivable/Payable for variation margin on exchange-traded derivatives	760,256	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	3,018,699		Unrealized depreciation on forward currency exchange contracts	635,731
Interest rate contracts	Unrealized appreciation on inflation swaps	268,289
Interest rate contracts				Unrealized depreciation on interest rate swaps	1,486,878

2015 Semi-Annual Report	73

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Credit contracts	Unrealized appreciation on credit default swaps	$692,562
Total		$15,405,312		$16,361,823

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(2,413,253)	$6,515,272
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	13,476,376	(11,400,602)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(445,685)	(7,740,586)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,392,820)	(344,227)
Total		$(8,224,618)	$(12,970,143)

The following tables represent the average monthly volume of the Portfolio’s derivative transactions during the six months ended March 31, 2015:

INTERNATIONAL PORTFOLIO
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$437,549,795
Average principal amount of sale contracts	$432,555,394

TAX-MANAGED INTERNATIONAL PORTFOLIO
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,193,272,503
Average principal amount of sale contracts	$1,224,849,518

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
Futures:
Average original value of buy contracts	$15,593,328
Average original value of sale contracts	$2,816,825

74	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO
Futures:
Average original value of buy contracts	$107,327,819
Average original value of sale contracts	$29,909,956
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$300,655	(a)
Average principal amount of sale contracts	$4,472,907

(a)	Positions were open for four months during the period.

INTERMEDIATE DURATION PORTFOLIO
Futures:
Average original value of buy contracts	$309,532,991
Average original value of sale contracts	$43,677,463
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$68,616,805	(a)
Average principal amount of sale contracts	$335,115,501
Interest Rate Swaps:
Average notional amount	$107,220,000
Inflation Swaps:
Average notional amount	$54,050,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$366,132,343
Credit Default Swaps:
Average notional amount of sale contracts	$22,290,000
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$117,960,000

(a)	Positions were open for five months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of March 31, 2015:

INTERNATIONAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Barclays Bank PLC	$186,318	$(38,772)	$0	$0	$147,546
Citibank	83,823	0	0	0	83,823
Credit Suisse International	4,181	(4,181)	0	0	0
Deutsche Bank AG	1,098,023	(36,232)	0	0	1,061,791
HSBC Bank USA	70,491	0	0	0	70,491
Morgan Stanley & Co., Inc.	914,430	(249,735)	0	0	664,695
Royal Bank of Scotland PLC	7,778	(7,778)	0	0	0
UBS AG	28,992	(28,992)	0	0	0

Total	$2,394,036	$(365,690)	$0	$0	$2,028,346	^

2015 Semi-Annual Report	75

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Barclays Bank PLC	$38,772	$(38,772)	$0	$0	$0
BNP Paribas SA	223,279	0	0	0	223,279
Credit Suisse International	175,518	(4,181)	0	0	171,337
Deutsche Bank AG	36,232	(36,232)	0	0	0
Goldman Sachs Bank USA	231,330	0	0	0	231,330
Morgan Stanley & Co., Inc.	249,735	(249,735)	0	0	0
Royal Bank of Scotland PLC	593,145	(7,778)	0	0	585,367
Standard Chartered Bank	49,871	0	0	0	49,871
State Street Bank & Trust Co.	449,798	0	0	0	449,798
UBS AG	80,368	(28,992)	0	0	51,376

Total	$2,128,048	$(365,690)	$0	$0	$1,762,358	^

TAX-MANAGED INTERNATIONAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Barclays Bank PLC	$2,545,582	$0	$0	$0	$2,545,582
BNP Paribas SA	7,528,510	(7,528,510)	0	0	0
Citibank	4,038,895	(4,038,895)	0	0	0
Credit Suisse International	1,470,530	(362,227)	0	0	1,108,303
Deutsche Bank AG	2,992,811	(86,913)	0	0	2,905,898
Goldman Sachs Bank USA	1,687,843	(1,687,843)	0	0	0
JPMorgan Chase Bank	4,275,041	0	0	0	4,275,041
Morgan Stanley & Co., Inc.	5,367,199	(5,367,199)	0	0	0
Northern Trust Co.	2,047,965	0	0	0	2,047,965
Royal Bank of Scotland PLC	18,535	(18,535)	0	0	0
Standard Chartered Bank	474	(474)	0	0	0
State Street Bank & Trust Co.	1,498,670	(1,498,670)	0	0	0
UBS AG	66,226	(66,226)	0	0	0

Total	$33,538,281	$(20,655,492)	$0	$0	$12,882,789	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
BNP Paribas SA	$11,112,993	$(7,528,510)	$0	$0	$3,584,483
Citibank	18,913,037	(4,038,895)	0	0	14,874,142
Credit Suisse International	362,227	(362,227)	0	0	0
Deutsche Bank AG	86,913	(86,913)	0	0	0
Goldman Sachs Bank USA	7,603,224	(1,687,843)	0	0	5,915,381
HSBC Bank USA	35,472	0	0	0	35,472
Morgan Stanley & Co., Inc.	6,956,487	(5,367,199)	0	0	1,589,288

76	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
Royal Bank of Scotland PLC	$1,361,859	$(18,535)	$0	$0	$1,343,324
Standard Chartered Bank	1,765,458	(474)	0	0	1,764,984
State Street Bank & Trust Co.	1,553,648	(1,498,670)	0	0	54,978
UBS AG	8,312,979	(66,226)	0	0	8,246,753

Total	$58,064,297	$(20,655,492)	$0	$0	$37,408,805	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$2,588	$0	$0	$0	$2,588

Total	$2,588	$0	$0	$0	$2,588

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2015.

SHORT DURATION PLUS PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$3,500	$0	$0	$0	$3,500

Total	$3,500	$0	$0	$0	$3,500

OTC Derivatives:
JPMorgan Chase Bank	$1,032	$0	$0	$0	$1,032

Total	$1,032	$0	$0	$0	$1,032	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Royal Bank of Scotland PLC	$71,723	$0	$0	$0	$71,723

Total	$71,723	$0	$0	$0	$71,723	^

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2015 Semi-Annual Report	77

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$627,435	$(545,997)	$0	$0	$81,438

Total	$627,435	$(545,997)	$0	$0	$81,438

OTC Derivatives:
Barclays Bank PLC	$268,289	$(118,009)	$0	$0	$150,280
BNP Paribas SA	5,412	(5,412)	0	0	0
Citibank	515,277	0	0	0	515,277
Credit Suisse International:	365,769	0	0	(261,423)	104,346
Deutsche Bank AG	1,621,506	0	0	0	1,621,506
JPMorgan Chase Bank	147,317	(147,317)	0	0	0
Morgan Stanley & Co., Inc.	141,501	0	0	0	141,501
Royal Bank of Scotland PLC	544,105	(207,892)	0	0	336,213
State Street Bank & Trust Co.	14	0	0	0	14
UBS AG	43,567	(43,567)	0	0	0

Total	$3,652,757	$(522,197)	$0	$(261,423)	$2,869,137	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$545,997	$(545,997)	$0	$0	$0

Total	$545,997	$(545,997)	$0	$0	$0

OTC Derivatives:
Barclays Bank PLC	$118,009	$(118,009)	$0	$0	$0
BNP Paribas SA	123,345	(5,412)	0	0	117,933
JPMorgan Chase Bank	1,486,877	(147,317)	0	(1,339,560)	0
Royal Bank of Scotland PLC	207,892	(207,892)	0	0	0
Standard Chartered Bank	65,717	0	0	0	65,717
UBS AG	120,768	(43,567)	0	0	77,201

Total	$2,122,608	$(522,197)	$0	$(1,339,560)	$260,851	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The International, Tax-Managed International, Emerging Markets, Short Duration Plus and Intermediate Duration Portfolios may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios

78	Sanford C. Bernstein Fund, Inc.

may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The U.S. Government Short Duration Portfolio, the Short Duration Plus Portfolio and the Intermediate Duration Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2015, Intermediate Duration Portfolio earned drop income of $7,041,085, which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

The Intermediate Duration Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended March 31, 2015, the average amount of reverse repurchase agreements outstanding for the Intermediate Duration Portfolio was $21,055,265 and the daily weighted average annualized interest rate was (0.78)%. During the period, the Intermediate Duration Portfolio received net interest payment from counterparties.

The following table presents the Portfolio’s RVP liabilities by counterparty net of the related collateral pledged by the Portfolios as of March 31, 2015:

COUNTERPARTY	RVP LIABILITIES SUBJECT TO A MRA	SECURITIES COLLATERAL PLEDGED†	NET AMOUNT OF RVP LIABILITIES
Barclays Bank	$12,693,793	$(11,295,466)	$1,398,327

†	Including accrued interest.

2015 Semi-Annual Report	79

Notes to Financial Statements (continued)

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2014 and September 30, 2013 were as follows:

PORTFOLIO	2014	2013
International
Distributions paid from:
Ordinary income	$29,201,031	$28,680,557

Total distributions paid	$29,201,031	$28,680,557

Tax-Managed International
Distributions paid from:
Ordinary income	$74,203,691	$72,321,647

Total distributions paid	$74,203,691	$72,321,647

Emerging Markets
Distributions paid from:
Ordinary income	$13,200,691	$16,127,410

Total distributions paid	$13,200,691	$16,127,410

Short Duration New York Municipal
Distributions paid from:
Ordinary income	$94,315	$156,542
Long-term capital gains	166,874	0

Total taxable distributions paid	261,189	156,542
Tax exempt distributions	211,847	461,698

Total distributions paid	$473,036	$618,240

Short Duration California Municipal
Distributions paid from:
Ordinary income	$37,091	$39,743
Long-term capital gains	170,416	135,845

Total taxable distributions	207,507	175,588
Tax exempt distributions	54,509	233,135

Total distributions paid	$262,016	$408,723

Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$217,001	$344,862
Long-term capital gains	445,246	1,460,457

Total taxable distributions paid	662,247	1,805,319
Tax exempt distributions	587,187	1,575,284

Total distributions paid	$1,249,434	$3,380,603

80	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	2014	2013
New York Municipal
Distributions paid from:
Ordinary income	$250,396	$278,751
Long-term capital gains	0	865,321

Total taxable distributions paid	250,396	1,144,072
Tax exempt distributions	40,119,812	45,181,371

Total distributions paid	$40,370,208	$46,325,443

California Municipal
Distributions paid from:
Ordinary income	$597,498	$614,296
Long-term capital gains	0	0

Total taxable distributions paid	597,498	614,296
Tax exempt distributions	23,805,618	27,540,947

Total distributions paid	$24,403,116	$28,155,243

Diversified Municipal
Distributions paid from:
Ordinary income	$4,448,328	$4,007,496
Long-term capital gains	784,940	7,044,760

Total taxable distributions paid	5,233,268	11,052,256
Tax exempt distributions	126,016,346	133,842,222

Total distributions paid	$131,249,614	$144,894,478

U.S. Government Short Duration
Distributions paid from:
Ordinary income	$204,922	$485,378
Long-term capital gains	0	268,428

Total distributions paid	$204,922	$753,806

Short Duration Plus
Distributions paid from:
Ordinary income	$2,887,329	$4,709,889

Total distributions paid	$2,887,329	$4,709,889

Intermediate Duration
Distributions paid from:
Ordinary income	$116,651,685	$163,595,747
Long-term capital gains	0	1,961,283

Total distributions paid	$116,651,685	$165,557,030

2015 Semi-Annual Report	81

Notes to Financial Statements (continued)

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES (b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
International	$31,905,783	$0	$(1,051,258,011)	$103,175,423	$(916,176,805)
Tax-Managed International	80,066,205	0	(2,076,401,010)	331,000,519	(1,665,334,286)
Emerging Markets	18,204,534	24,621,966	0	45,489,628	88,316,128
Short Duration New York Municipal	39,466	0	(276,283)	(442,743)	(679,560)
Short Duration California Municipal	0	66,745	(2,042)	(540,836)	(476,133)
Short Duration Diversified Municipal	121,154	28,948	0	(263,431)	(113,329)
New York Municipal	1,272,707	0	(15,585,923)	68,449,516	54,136,300
California Municipal	435,202	0	(18,156,164)	53,493,370	35,772,408
Diversified Municipal	3,330,596	0	(26,668,178)	240,665,078	217,327,496
U.S. Government Short Duration	31,893	0	(553,544)	30,793	(490,858)
Short Duration Plus	537,655	0	(23,238,751)	(1,065,411)	(23,766,507)
Intermediate Duration	38,869,496	41,467,307	(179,055)	84,077,501	164,235,249

(a)	Includes tax exempt income as shown below:

Short Duration New York Municipal	$39,466
Short Duration Diversified Municipal	88,214
New York Municipal	1,272,707
California Municipal	435,202
Diversified Municipal	3,330,596

(b)	During the fiscal year ended September 30, 2014, International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, and U.S. Government Short Duration Portfolio utilized capital loss carryforwards of $103,773,994, $242,141,327, $29,465,542, and $72,096 respectively, to offset current year net realized gains. Additionally, Short Duration Plus Portfolio had $6,491,604 of capital loss carryforwards expire during the fiscal year. As of September 30, 2014, Short Duration Plus Portfolio deferred $25,378 in straddles losses and Intermediate Duration Portfolio deferred $179,055 in straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. In this regard, ShortDuration New York Municipal Portfolio elected to defer $252,026 of post-October short-term capital losses and $24,257 of post-October long-term capital losses, Short Duration California Municipal Portfolio elected to defer $2,042 of post-October short-term capital losses, and Diversified Municipal Portfolio elected to defer $478,891 of post-October short-term capital losses and $26,189,287 of post-October long-term capital losses. These losses are deemed to arise on October 1, 2014. As of September 30, 2014 certain Portfolios had capital loss carryforwards for federal income tax purposes.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs) and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to foreign capital gains tax exposure on Peruvian securities, the tax treatment of interest on defaulted securities and dividends payable to shareholders.

82	Sanford C. Bernstein Fund, Inc.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2014, the following Portfolios had net capital loss carryforwards which will expire as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
International	$137,445,488	n/a	2017
International	910,864,476	n/a	2018
International	2,948,047	$0	No expiration
Tax-Managed International	344,280,794	n/a	2017
Tax-Managed International	1,714,396,065	n/a	2018
Tax-Managed International	17,724,151	0	No expiration
New York Municipal	126,711	15,459,212	No expiration
California Municipal	2,406,179	n/a	2019
California Municipal	205,767	15,544,218	No expiration
U.S. Government Short Duration	552,771	773	No expiration
Short Duration Plus	4,022,522	n/a	2015
Short Duration Plus	920,045	n/a	2016
Short Duration Plus	5,807,512	n/a	2017
Short Duration Plus	1,960,592	n/a	2018
Short Duration Plus	2,061,764	n/a	2019
Short Duration Plus	4,206,957	4,233,981	No expiration

NOTE 5.	Risks Involved in Investing in the Portfolios

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Actions by a Few Major Investors—In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

2015 Semi-Annual Report	83

Notes to Financial Statements (continued)

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure.

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Increases in interest rates may cause the value of a Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate-duration bonds are more sensitive to interest rate changes than those of shorter duration, intermediate-duration Portfolios have greater interest rate risk than the short-duration Portfolios.

Credit Risk—Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Riskier than a Money-Market Fund—Although the Short Duration Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk a of decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolios securities may be lower and the effective duration of the Portfolios will be longer.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent a Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

84	Sanford C. Bernstein Fund, Inc.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

No Government Guarantee—Investments in the Portfolios, including the U.S. Government Short Duration Portfolio, are not insured by the U.S. Government.

Leverage Risk—To the extent the Portfolio uses leveraging techniques, its net asset value may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The two New York Municipal Portfolios and two California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Short Duration New York, Short Duration California, New York Municipal and California Municipal Portfolios are not “diversified.” This means the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

Tax Risk—With respect to the Municipal Portfolios, there is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such

2015 Semi-Annual Report	85

Notes to Financial Statements (continued)

as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	RETAIL CLASS A SHARES	RETAIL CLASS B SHARES	RETAIL CLASS C SHARES	TOTAL
International	600	200	200	200	1400	(a)
Tax-Managed International	600	200	200	200	1200
Emerging Markets	200	0	0	0	200
Short Duration New York Municipal	100	0	0	0	100
Short Duration California Municipal	100	0	0	0	100
Short Duration Diversified Municipal	100	0	0	0	100
New York Municipal	400	200	200	200	1000
California Municipal	200	200	200	200	800
Diversified Municipal	800	400	400	400	2000
U.S. Government Short Duration	200	0	0	0	200
Short Duration Plus	200	200	200	200	1000	(a)
Intermediate Duration	600	0	0	0	600
Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N	3600	0	0	0	3600	(b)

(a)	An additional 200 million is allocated to the retirement class of shares which is not currently being offered.

(b)	3.6 billion has been allocated to the Overlay Portfolios of which 300 million is allocated to Class 1 and 300 million is allocated to Class 2 shares for each Overlay Portfolio.

86	Sanford C. Bernstein Fund, Inc.

Share transactions for each Portfolio for the years ended March 31, 2015 and September 30, 2014, were as follows:

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
International Class Shares
Shares sold	21,661,420	23,636,219	$334,660,792	$385,956,356
Shares issued to shareholders on reinvestment of dividends	1,808,646	1,547,201	27,726,542	24,554,083
Shares redeemed	(20,127,218)	(29,166,147)	(311,230,598)	(471,024,955)

Net increase (decrease)	3,342,848	(3,982,727)	51,156,736	(60,514,516)
Beginning of period	96,393,692	100,376,419	2,415,846,276	2,476,360,792

End of period	99,736,540	96,393,692	$2,467,003,012	$2,415,846,276

Class A Shares
Shares sold	33,782	51,068	$505,189	$824,747
Shares issued to shareholders on reinvestment of dividends	5,297	3,918	80,040	61,289
Shares converted from Class B	3,027	4,959	46,677	80,013
Shares redeemed	(33,864)	(83,602)	(518,609)	(1,348,231)

Net increase (decrease)	8,242	(23,657)	113,297	(382,182)
Beginning of period	275,930	299,587	22,177,158	22,559,340

End of period	284,172	275,930	$22,290,455	$22,177,158

Class B Shares
Shares sold	0	614	$0	$9,936
Shares issued to shareholders on reinvestment of dividends	77	1	1,177	9
Shares converted to Class A	(3,018)	(4,964)	(46,677)	(80,013)
Shares redeemed	(376)	(3,421)	(5,663)	(54,906)

Net decrease	(3,317)	(7,770)	(51,163)	(124,974)
Beginning of period	10,600	18,370	1,671,150	1,796,124

End of period	7,283	10,600	$1,619,987	$1,671,150

Class C Shares
Shares sold	8,776	14,406	$134,613	$230,435
Shares issued to shareholders on reinvestment of dividends	1,717	1,071	26,049	16,790
Shares redeemed	(19,838)	(37,799)	(301,184)	(609,218)

Net decrease	(9,345)	(22,322)	(140,522)	(361,993)
Beginning of period	147,485	169,807	12,454,852	12,816,845

End of period	138,140	147,485	$12,314,330	$12,454,852

2015 Semi-Annual Report	87

Notes to Financial Statements (continued)

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Tax-Managed International Class Shares
Shares sold	30,288,763	37,607,686	$468,309,362	$612,528,701
Shares issued to shareholders on reinvestment of dividends	3,742,111	3,132,038	57,628,509	49,956,009
Shares redeemed	(29,549,397)	(44,027,012)	(458,996,446)	(725,254,645)

Net increase (decrease)	4,481,477	(3,287,288)	66,941,425	(62,769,935)
Beginning of period	235,536,026	238,823,314	5,301,932,810	5,364,702,745

End of period	240,017,503	235,536,026	$5,368,874,235	$5,301,932,810

Class A Shares
Shares sold	5,355	6,499	$82,736	$105,034
Shares issued to shareholders on reinvestment of dividends	2,051	1,551	31,141	24,397
Shares converted from Class B	0	294	0	4,821
Shares redeemed	(7,144)	(9,909)	(108,355)	(162,772)

Net increase (decrease)	262	(1,565)	5,522	(28,520)
Beginning of period	96,585	98,150	6,517,588	6,546,108

End of period	96,847	96,585	$6,523,110	$6,517,588

Class B Shares
Shares sold	282	0	$4,410	$0
Shares issued to shareholders on reinvestment of dividends	19	0	281	0
Shares converted to Class A	0	(292)	0	(4,821)
Shares redeemed	0 (a)	0	(2)	0

Net increase (decrease)	301	(292)	4,689	(4,821)
Beginning of period	903	1,195	279,889	284,710

End of period	1,204	903	$284,578	$279,889

Class C Shares
Shares sold	6,759	3,179	$105,664	$51,240
Shares issued to shareholders on reinvestment of dividends	252	185	3,853	2,920
Shares redeemed	(5,654)	(5,747)	(87,494)	(92,545)

Net increase (decrease)	1,357	(2,383)	22,023	(38,385)
Beginning of period	26,835	29,218	2,459,225	2,497,610

End of period	28,192	26,835	$2,481,248	$2,459,225

(a)	Share amount is less than one full share.

88	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Shares sold	3,412,005	6,029,897	1,566,574	4,033,779
Shares issued to shareholders on reinvestment of dividends and distributions	1,572,548	452,925	9,545	32,785
Shares redeemed	(3,017,696)	(5,106,206)	(2,833,730)	(5,456,932)

Net increase (decrease) in shares outstanding	1,966,857	1,376,616	(1,257,611)	(1,390,368)
Shares outstanding at beginning of period	45,613,315	44,236,699	7,305,012	8,695,380

Shares outstanding at end of period	47,580,172	45,613,315	6,047,401	7,305,012

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Shares sold	611,360	2,122,899	4,518,446	16,365,034
Shares issued to shareholders on reinvestment of dividends and distributions	6,152	20,296	26,865	89,202
Shares redeemed	(1,290,686)	(4,474,605)	(7,341,706)	(17,734,554)

Net decrease in shares outstanding	(673,174)	(2,331,410)	(2,796,395)	(1,280,318)
Shares outstanding at beginning of period	3,258,400	5,589,810	20,434,722	21,715,040

Shares outstanding at end of period	2,585,226	3,258,400	17,638,327	20,434,722

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Municipal Class Shares
Shares sold	8,941,258	18,120,657	$127,006,153	$255,206,223
Shares issued to shareholders on reinvestment of dividends	961,047	1,819,246	13,648,798	25,612,982
Shares redeemed	(8,883,993)	(14,542,684)	(126,222,034)	(204,550,820)

Net increase	1,018,312	5,397,219	14,432,917	76,268,385
Beginning of period	101,158,237	95,761,018	1,373,725,442	1,297,457,057

End of period	102,176,549	101,158,237	$1,388,158,359	$1,373,725,442

2015 Semi-Annual Report	89

Notes to Financial Statements (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Class A Shares
Shares sold	1,259,254	4,059,061	$17,877,892	$57,157,632
Shares issued to shareholders on reinvestment of dividends	114,641	222,131	1,627,771	3,125,453
Shares converted from Class B	1,564	16,946	22,256	238,538
Shares redeemed	(1,707,794)	(4,993,665)	(24,224,177)	(70,202,028)

Net decrease	(332,335)	(695,527)	(4,696,258)	(9,680,405)
Beginning of period	14,796,183	15,491,710	213,453,416	223,133,821

End of period	14,463,848	14,796,183	$208,757,158	$213,453,416

Class B Shares
Shares sold	1	809	$14	$11,358
Shares issued to shareholders on reinvestment of dividends	64	294	909	4,131
Shares converted to Class A	(1,564)	(16,956)	(22,256)	(238,538)
Shares redeemed	(1,127)	(3,536)	(15,867)	(49,633)

Net decrease	(2,626)	(19,389)	(37,200)	(272,682)
Beginning of period	10,862	30,251	956,666	1,229,348

End of period	8,236	10,862	$919,466	$956,666

Class C Shares
Shares sold	176,398	480,041	$2,506,364	$6,756,322
Shares issued to shareholders on reinvestment of dividends	27,196	63,686	386,176	895,943
Shares redeemed	(520,253)	(1,459,529)	(7,386,460)	(20,507,079)

Net decrease	(316,659)	(915,802)	(4,493,920)	(12,854,814)
Beginning of period	4,853,723	5,769,525	70,784,608	83,639,422

End of period	4,537,064	4,853,723	$66,290,688	$70,784,608

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Municipal Class Shares
Shares sold	6,613,473	13,878,594	$96,032,615	$199,678,089
Shares issued to shareholders on reinvestment of dividends	608,285	1,128,994	8,829,439	16,243,359
Shares redeemed	(5,345,795)	(10,632,108)	(77,642,632)	(152,873,715)

Net increase	1,875,963	4,375,480	27,219,422	63,047,733
Beginning of period	67,595,559	63,220,079	941,404,695	878,356,962

End of period	69,471,522	67,595,559	$968,624,117	$941,404,695

90	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Class A Shares
Shares sold	1,697,568	3,382,217	$24,640,164	$48,533,716
Shares issued to shareholders on reinvestment of dividends	44,153	95,203	640,870	1,369,551
Shares converted from Class B	50	965	725	13,842
Shares redeemed	(2,474,470)	(3,816,889)	(35,895,025)	(54,770,398)

Net decrease	(732,699)	(338,504)	(10,613,266)	(4,853,289)
Beginning of period	8,087,244	8,425,748	119,068,022	123,921,311

End of period	7,354,545	8,087,244	$108,454,756	$119,068,022

Class B Shares
Shares sold	0	1	$0	$15
Shares issued to shareholders on reinvestment of dividends	1	7	17	103
Shares converted to Class A	(50)	(965)	(725)	(13,842)
Shares redeemed	(1)	(363)	(15)	(5,252)

Net decrease	(50)	(1,320)	(723)	(18,976)
Beginning of period	254	1,574	423,650	442,626

End of period	204	254	$422,927	$423,650

Class C Shares
Shares sold	91,466	232,142	$1,326,477	$3,334,343
Shares issued to shareholders on reinvestment of dividends	6,478	15,784	94,031	226,894
Shares redeemed	(162,516)	(624,724)	(2,361,000)	(8,970,155)

Net decrease	(64,572)	(376,798)	(940,492)	(5,408,918)
Beginning of period	1,590,352	1,967,150	23,418,475	28,827,393

End of period	1,525,780	1,590,352	$22,477,983	$23,418,475

2015 Semi-Annual Report	91

Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Municipal Class Shares
Shares sold	37,322,955	68,272,497	$544,173,182	$985,218,391
Shares issued to shareholders on reinvestment of dividends and distributions	2,686,907	5,497,071	39,158,790	79,279,424
Shares redeemed	(23,224,850)	(53,339,024)	(338,751,331)	(769,255,743)

Net increase	16,785,012	20,430,544	244,580,641	295,242,072
Beginning of period	317,803,284	297,372,740	4,407,051,982	4,111,809,910

End of period	334,588,296	317,803,284	$4,651,632,623	$4,407,051,982

Class A Shares
Shares sold	15,092,688	60,596,376	$220,145,156	$874,368,915
Shares issued to shareholders on reinvestment of dividends and distributions	717,176	926,091	10,456,807	13,375,234
Shares converted from Class B	536	5,812	7,804	83,872
Shares redeemed	(14,084,141)	(32,776,915)	(205,226,746)	(472,462,963)

Net increase	1,726,259	28,751,364	25,383,021	415,365,058
Beginning of period	105,944,202	77,192,838	1,535,827,143	1,120,462,085

End of period	107,670,461	105,944,202	$1,561,210,164	$1,535,827,143

Class B Shares
Shares sold	21	119	$301	$1,708
Shares issued to shareholders on reinvestment of dividends and distributions	28	184	413	2,642
Shares converted to Class A	(536)	(5,811)	(7,804)	(83,872)
Shares redeemed	(130)	(13,302)	(1,891)	(191,578)

Net decrease	(617)	(18,810)	(8,981)	(271,100)
Beginning of period	7,807	26,617	743,252	1,014,352

End of period	7,190	7,807	$734,271	$743,252

Class C Shares
Shares sold	431,228	1,215,249	$6,287,498	$17,479,614
Shares issued to shareholders on reinvestment of dividends and distributions	34,292	97,409	499,895	1,403,903
Shares redeemed	(1,140,344)	(3,652,323)	(16,616,566)	(52,642,046)

Net decrease	(674,824)	(2,339,665)	(9,829,173)	(33,758,529)
Beginning of period	9,246,763	11,586,428	136,521,061	170,279,590

End of period	8,571,939	9,246,763	$126,691,888	$136,521,061

92	Sanford C. Bernstein Fund, Inc.

			U.S. GOVERNMENT SHORT DURATION PORTFOLIO

			SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Shares sold			336,887	465,576
Shares issued to shareholders on reinvestment of dividends and distributions			2,238	14,273
Shares redeemed			(783,563)	(1,104,046)

Net decrease in shares outstanding			(444,438)	(624,197)
Shares outstanding at beginning of period			3,591,001	4,215,198

Shares outstanding at end of period			3,146,563	3,591,001

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Short Duration Plus Class Shares
Shares sold	6,914,371	7,068,886	$81,271,136	$83,132,610
Shares issued to shareholders on reinvestment of dividends	66,385	167,994	779,488	1,975,937
Shares redeemed	(10,437,232)	(14,207,171)	(122,525,922)	(167,124,511)

Net decrease	(3,456,476)	(6,970,291)	(40,475,298)	(82,015,964)
Beginning of period	26,690,934	33,661,225	339,949,400	421,965,364

End of period	23,234,458	26,690,934	$299,474,102	$339,949,400

Class A Shares
Shares sold	948,466	3,624,640	$11,137,292	$42,645,704
Shares issued to shareholders on reinvestment of dividends	4,441	16,208	52,155	190,764
Shares converted from Class B	31,297	35,624	367,741	419,403
Shares redeemed	(1,882,659)	(2,918,009)	(22,119,747)	(34,332,723)

Net increase (decrease)	(898,455)	758,463	(10,562,559)	8,923,148
Beginning of period	4,573,306	3,814,843	57,656,130	48,732,982

End of period	3,674,851	4,573,306	$47,093,571	$57,656,130

Class B Shares
Shares sold	12,420	26,817	$145,888	$315,225
Shares issued to shareholders on reinvestment of dividends	46	266	543	3,129
Shares converted to Class A	(31,363)	(35,689)	(367,741)	(419,403)
Shares redeemed	(43,270)	(36,487)	(507,375)	(428,524)

Net decrease	(62,167)	(45,093)	(728,685)	(529,573)
Beginning of period	100,202	145,295	2,993,711	3,523,284

End of period	38,035	100,202	$2,265,026	$2,993,711

2015 Semi-Annual Report	93

Notes to Financial Statements (continued)

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Class C Shares
Shares sold	112,713	331,446	$1,323,021	$3,892,633
Shares issued to shareholders on reinvestment of dividends	660	3,314	7,727	38,934
Shares redeemed	(272,720)	(583,652)	(3,200,186)	(6,856,494)

Net decrease	(159,347)	(248,892)	(1,869,438)	(2,924,927)
Beginning of period	1,322,466	1,571,358	17,108,709	20,033,636

End of period	1,163,119	1,322,466	$15,239,271	$17,108,709

			INTERMEDIATE DURATION PORTFOLIO

			SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Shares sold			13,931,464	34,136,572
Shares issued to shareholders on reinvestment of dividends and distributions			8,344,590	6,809,698
Shares redeemed			(40,573,076)	(54,841,635)

Net decrease in shares outstanding			(18,297,022)	(13,895,365)
Shares outstanding at beginning of period			280,558,793	294,454,158

Shares outstanding at end of period			262,261,771	280,558,793

NOTE 7.	Line of Credit

The Emerging Markets Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the statements of operations. The Portfolio did not utilize the line of credit during the six months ended March 31, 2015.

NOTE 8.	Subsequent Events

On April 15, 2015, the Board of Directors of the Fund approved the creation of a new share class, Advisor Class shares, for the Diversified Municipal Portfolio. Advisor Class shares are not subject to an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. It is currently expected that the Diversified Intermediate Municipal Portfolio will begin offering Advisor Class shares at the end of June 2015.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

94	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Bart Friedman*^

Chairman

Seth Masters

President

Suzanne Brenner*

Director

R. Jay Gerken*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

Thomas B. Stiles II*

Director

Rosalie J. Wolf*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5 1 Iron Street Boston, Massachusetts 02210

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

2015 Semi-Annual Report	95

Board’s Consideration of Investment Management Arrangement

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 23, 2014. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 21, 2014, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2014 certain information relating to the profitability of the Adviser in 2013 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2014. In addition, the Independent Directors received materials prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 23, 2014, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 23, 2014, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios, including the positive impact on performance of enhancements made to the investment strategies and research processes during the year. Following the September 23, 2014 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 15, 2014. The Independent Directors held a telephonic meeting on October 17, 2014 to discuss the contract renewal materials and supplemental materials. On October 22-23, 2014, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 23, 2014, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 23, 2014 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

96	Sanford C. Bernstein Fund, Inc.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board considered the allocation of responsibilities as well as the factors that were taken into account in making and implementing investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that

2015 Semi-Annual Report	97

Board’s Consideration of Investment Management Arrangement (continued)

the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2014 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2014. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2012 and 2013, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 24, 2014 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 25, 2012 Board meeting, the Directors received a presentation from an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein fund complex generally, and a presentation from the Adviser concerning certain of its views on economies of scale with respect to the Portfolios. At the October 23, 2014 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Independent Compliance Officer possible ways in which such economies of scale enjoyed by the Adviser may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser and the independent consultant, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, the Portfolios’ breakpoint arrangements as currently in effect as described below, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years.

98	Sanford C. Bernstein Fund, Inc.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser, and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2015, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

ADVISORY FEE SCHEDULE
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

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Board’s Consideration of Investment Management Arrangement (continued)

ADVISORY FEE SCHEDULE
Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

100	Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that

1 The Senior Officer’s evaluation was completed on October 7, 2014 and discussed with the Board on October 17, 22 and 23, 2014.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

“Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.
International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.
Emerging Markets Portfolio	First $1 billion	1.175
	Next $1 billion	1.050
	Next $1 billion	1.000
	Next $3 billion	0.900
	On the balance	0.850
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.
U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio
Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%
California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

3 Jones v. Harris at 1427.

4 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

102	Sanford C. Bernstein Fund, Inc.

The Portfolios’ net assets on September 30, 2014 and September 30, 2013 are set forth below:

PORTFOLIO	09/30/14 NET ASSETS ($MM)	09/30/13 NET ASSETS ($MM)	CHANGE ($MM)
Tax-Managed International Portfolio	$3,754.9	$3,842.0	-$	87.1
International Portfolio	$1,535.8	$1,610.1	-$	74.3
Emerging Markets Portfolio	$1,299.2	$1,192.6		$106.6
U.S. Government Short Duration Portfolio	$45.0	$52.9	-$	7.9
Short Duration Plus Portfolio	$384.1	$460.7	-$	76.6
Intermediate Duration Portfolio	$3,852.8	$3,970.2	-$	117.4
Short Duration California Municipal Portfolio	$40.8	$69.7	-$	28.9
Short Duration Diversified Municipal Portfolio	$257.3	$274.5	-$	17.2
Short Duration New York Municipal Portfolio	$91.3	$108.5	-$	17.2
California Municipal Portfolio	$1,119.9	$1,052.7		$67.2
Diversified Municipal Portfolio	$6,298.7	$5,547.5		$751.2
New York Municipal Portfolio	$1,713.0	$1,644.5		$68.5

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2014 net assets:

EFFECTIVE ADVISORY FEES BASED ON OCTOBER 2004 FEE SCHEDULE VS. CURRENT FEE SCHEDULE
PORTFOLIO	OCTOBER 2004	CURRENT	DIFFERENCE
Tax-Managed International Portfolio	0.927%	0.820%[5]	-0.107%
International Portfolio	0.965%	0.849%[5]	-0.115%
Emerging Markets Portfolio	1.221%	1.096%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.463%	0.452%	-0.011%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.495%	0.495%	0.000%
Diversified Municipal Portfolio	0.458%	0.421%	-0.037%
New York Municipal Portfolio	0.479%	0.479%	-0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2014:

PORTFOLIO	SEMI-ANNUAL PERIOD ENDING 03/31/14 TOTAL EXPENSE RATIO[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.11 1.15 1.85 1.85	% % % %

5 The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2015.

6 Annualized.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	SEMI-ANNUAL PERIOD ENDING 03/31/14 TOTAL EXPENSE RATIO[6]
International Portfolio	Private Client Class A Class B Class C	1.15 1.19 1.89 1.89	% % % %

Emerging Markets Portfolio	Private Client	1.44%

U.S. Government Short Duration Portfolio	Private Client	0.79%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.63 0.97 1.14 1.13	% % % %

Intermediate Duration Portfolio	Private Client	0.58%

Short Duration California Municipal Portfolio	Private Client	0.73%

Short Duration Diversified Municipal Portfolio	Private Client	0.63%

Short Duration New York Municipal Portfolio	Private Client	0.66%

California Municipal Portfolio	Private Client Class A Class B Class C	0.64 0.87 1.64 1.57	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.80 1.52 1.50	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61% 0.86% 1.56% 1.56%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes—Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of

104	Sanford C. Bernstein Fund, Inc.

assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2014 net assets.8

PORTFOLIO	NET ASSETS 09/30/14 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	$3,754.9	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.820%

International Portfolio	$1,535.8	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.419%	0.849%

Emerging Markets Portfolio	$1,299.2	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.096%

U.S. Government Short Duration Portfolio[9]	$45.0	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.244%	0.450%

Short Duration Plus Portfolio	$384.1	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.159%	0.450%

7 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9 The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio’s investments primarily to U.S. Government and agency securities.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	NET ASSETS 09/30/14 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Intermediate Duration Portfolio	$3,852.8	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.452%

Short Duration California Municipal Portfolio	$40.8	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.249%	0.450%

Short Duration Diversified Municipal Portfolio	$257.3	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.177%	0.450%

Short Duration New York Municipal Portfolio	$91.3	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.222%	0.450%

California Municipal Portfolio	$1,119.9	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.495%

Diversified Municipal Portfolio	$6,298.7	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.421%

New York Municipal Portfolio	$1,713.0	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.479%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10 The Senior Officer noted the high spreads for Tax-Managed International Portfolio and International Portfolio due to the relatively low advisory fees charged to the AllianceBernstein institutional account in comparison to the advisory fees charged to the institutional accounts of the Portfolios’ Lipper peers.

10 Group peers selected by Lipper from the 2014 Lipper 15(c) Report.

106	Sanford C. Bernstein Fund, Inc.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2014 net assets:

PORTFOLIO	NYAG CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.717%	0.820%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.849%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.096%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.482%	0.452%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $ 2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.495%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.410%	0.421%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.479%

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Set forth below is the advisory fee schedules of AllianceBernstein Cap Fund, Inc.—Emerging Markets Multi-Asset Portfolio (“Emerging Markets Multi-Asset Portfolio”), a retail mutual fund that has a somewhat similar investment style as Emerging Markets Multi Asset Portfolio, and does not follow the NYAG Specialty category. Also set forth below is what would have been the effective advisory fees of the Portfolio had the retail mutual fund’s fee schedule been applicable to the Portfolio based on the Portfolio’s September 30, 2014 net assets:

PORTFOLIO	ABMF FUND	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.988%	1.096%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

PORTFOLIO	LUXEMBOURG FUND	LUXEMBOURG FEE[11]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%
	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

PORTFOLIO	ITM MUTUAL FUND	DISTRIBUTOR	FEE
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[12],[13]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

11 Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

12 The ITM fund is privately placed or institutional.

13 The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

108	Sanford C. Bernstein Fund, Inc.

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2014 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
International Portfolio	Client #1[14]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.581%	0.849%

Emerging Markets Portfolio	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.477%	1.096%

U.S. Government Short Duration Portfolio	Client #3[14]	0.065% on the first $5 billion 0.05% on the next $5 billion 0.04% on the balance (assets aggregated with one other account)	0.065%	0.450%

Intermediate Duration Portfolio	Client #4[14]	0.29% on the first $100 million 0.20% on the balance	0.202%	0.452%

Diversified Municipal Portfolio	Client #5	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.421%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s

14 The sub-advised relationship is with an affiliate of the Adviser.

15 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

analysis included the comparison of each Portfolio’s contractual management fee,16 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment classification/objective and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Tax-Managed International Portfolio[20]	0.869	0.857	8/14
Pro-forma	0.819	0.857	7/14

International Portfolio[20]	0.896	0.942	6/15
Pro-forma	0.846	0.942	6/15

Emerging Markets Portfolio	1.141	1.166	8/20
Pro-forma	1.091	1.166	7/20

U.S. Government Short Duration Portfolio	0.450	0.450	7/15

Short Duration Plus Portfolio	0.450	0.400	12/17

Intermediate Duration Portfolio	0.452	0.456	7/14

Short Duration California Municipal Portfolio[21]	0.450	0.450	5/9

Short Duration Diversified Municipal Portfolio	0.450	0.466	6/13

Short Duration New York Municipal Portfolio[21]	0.450	0.450	5/9

California Municipal Portfolio[21]	0.494	0.472	11/17

Diversified Municipal Portfolio	0.423	0.415	10/15

New York Municipal Portfolio[21]	0.479	0.465	12/17

16 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

17 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18 At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

19 Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20 On July 9, 2013, Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”).

21 Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

110	Sanford C. Bernstein Fund, Inc.

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

PORTFOLIO	EXPENSE RATIO (%)[22]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Tax-Managed International Portfolio	1.108	1.163	7/14	1.183	92/231
Without 5 bp adv. fee waiver	1.158	1.188	7/14	1.186	108/231

International Portfolio	1.151	1.280	5/15	1.183	104/231
Without 5 bp adv. fee waiver	1.201	1.280	5/15	1.186	120/231

Emerging Markets Portfolio	1.443	1.664	4/20	1.438	176/347
Without 5 bp adv. fee waiver	1.493	1.664	7/20	1.438	197/347

U.S. Government Short Duration Portfolio	0.704	0.720	7/15	0.657	25/44

Short Duration Plus Portfolio	0.604	0.650	6/17	0.627	83/174

Intermediate Duration Portfolio	0.573	0.788	3/14	0.678	99/299

Short Duration California Municipal Portfolio[23]	0.679	0.679	5/9	0.655	10/17

Short Duration Diversified Municipal Portfolio	0.617	0.634	6/13	0.583	40/62

Short Duration New York Municipal Portfolio[23]	0.655	0.655	5/9	0.655	9/17

California Municipal Portfolio[23]	0.634	0.661	7/18	0.635	114/233

Diversified Municipal Portfolio	0.559	0.697	2/15	0.614	44/116

New York Municipal Portfolio[23]	0.611	0.697	4/17	0.620	68/139

Based on this analysis, considering pro-forma information where possible, International Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis. Tax-Managed International Portfolio, Emerging Markets Portfolio, U.S. Government Short Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. Excluding administrative and servicing expenses, with the exception of U.S. Government Short Duration Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2013, relative to 2012. Including administrative and servicing expenses, with the exception of Tax-Managed International Portfolio, where the Adviser had equal profitability, and Emerging Markets Portfolio and Short Duration Plus Portfolio, where the Adviser’s profitability increased, the Adviser’s profitability decreased for the Portfolios during calendar year 2013, relative to 2012.

22 The total expense ratios are for the most recently completed fiscal year Private Client Class.

23 Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

2015 Semi-Annual Report	111

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2013:24

PORTFOLIO	SHAREHOLDER SERVICING AGREEMENT FEE
Tax-Managed International Portfolio	$8,953,528
International Portfolio	$3,808,901
Emerging Markets Portfolio	$2,996,037
U.S. Government Short Duration Portfolio	$82,099
Short Duration Plus Portfolio	$467,653
Intermediate Duration Portfolio	$4,405,415
Short Duration California Municipal Portfolio	$83,224
Short Duration Diversified Municipal Portfolio	$323,922
Short Duration New York Municipal Portfolio	$113,185
California Municipal Portfolio	$951,766
Diversified Municipal Portfolio	$4,465,399
New York Municipal Portfolio	$1,414,589

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2014, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

PORTFOLIO	09/30/14 TOTAL RETAIL AS % OF NET ASSETS
Tax-Managed International Portfolio	0.052%
International Portfolio	0.443%
Short Duration Plus Portfolio	18.326%
California Municipal Portfolio	12.525%
Diversified Municipal Portfolio	26.602%
New York Municipal Portfolio	16.257%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees,

24 The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

112	Sanford C. Bernstein Fund, Inc.

to firms that sell shares of the Portfolios. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2013:

PORTFOLIO	AMOUNT RECEIVED
Tax-Managed International Portfolio	$142
International Portfolio	$126
Short Duration Plus Portfolio	$1,712
California Municipal Portfolio	$0
Diversified Municipal Portfolio	$0
New York Municipal Portfolio	$1,557

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2013:

PORTFOLIO	12B-1 FEE RECEIVED	CDSC RECEIVED
Tax-Managed International Portfolio	$9,334	$300
International Portfolio	$47,156	$98
Short Duration Plus Portfolio	$359,739	$34,451
California Municipal Portfolio	$673,981	$13,930
Diversified Municipal Portfolio	$4,294,343	$235,341
New York Municipal Portfolio	$1,689,605	$51,906

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2013:25

PORTFOLIO	ABIS FEE
Tax-Managed International Portfolio[26]	$6,848
International Portfolio[26]	$12,768
Short Duration Plus Portfolio	$26,017
California Municipal Portfolio	$16,537
Diversified Municipal Portfolio	$71,288
New York Municipal Portfolio	$33,071

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2013.

25 The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2013, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

26 Effective February 25, 2014, ABIS waived the $18,000 minimum charge for the Portfolio.

2015 Semi-Annual Report	113

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,27 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.28 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.29 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.30

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $486 billion as of August 31, 2013, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

27 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

28 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

29 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30 There have been substantial changes to the investment management industry since 2008. Accordingly, some of the 2008 comparative results may no longer be reflective of current conditions in the industry.

114	Sanford C. Bernstein Fund, Inc.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios31 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)32 for the periods ended July 31, 2014.33 Also shown are the gross performance rankings of the Portfolios.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Managed International Portfolio[34]	1 year	13.19	12.99	12.98	7/14	135/289
	3 year	5.72	8.12	7.88	12/14	212/250
	5 year	7.21	10.72	10.77	13/14	211/226
	10 year	4.56	9.78	8.46	10/10	100/100

International Portfolio[34]	1 year	13.20	12.79	12.98	7/15	134/289
	3 year	5.61	8.44	7.88	12/14	213/250
	5 year	7.18	10.80	10.77	14/14	212/226
	10 year	4.66	8.98	8.46	10/10	98/100

Emerging Markets Portfolio	1 year	19.41	14.52	14.39	3/20	86/535
	3 year	0.54	1.81	1.16	13/20	213/372
	5 year	7.56	8.42	8.48	14/17	165/248
	10 year	12.63	12.63	12.91	6/11	61/111

U.S. Government Short Duration Portfolio	1 year	1.16	1.16	1.17	8/15	30/58
	3 year	0.75	1.22	1.18	11/13	36/53
	5 year	1.48	1.86	1.86	10/13	34/47
	10 year	2.74	3.23	3.14	11/12	33/40

Short Duration Plus Portfolio	1 year	1.60	2.22	2.22	15/17	179/234
	3 year	1.02	2.15	2.19	15/16	182/197
	5 year	2.19	3.30	3.33	14/16	143/164
	10 year	2.48	3.53	3.69	13/13	101/107

Intermediate Duration Portfolio	1 year	5.50	5.59	5.06	9/14	164/426
	3 year	3.75	4.54	4.17	13/13	256/371
	5 year	6.27	6.39	6.05	8/13	129/317
	10 year	5.65	5.76	5.52	7/10	93/216

Short Duration California Municipal Portfolio	1 year	1.36	4.23	3.73	7/7	15/15
	3 year	1.15	3.56	2.67	7/7	11/15
	5 year	1.59	4.14	3.22	6/6	9/13
	10 year	2.47	4.06	4.07	5/5	7/7

Short Duration Diversified Municipal Portfolio	1 year	1.34	2.03	1.79	12/13	58/78
	3 year	1.36	1.85	1.85	11/13	54/72
	5 year	1.74	1.95	1.95	6/9	36/53
	10 year	2.59	2.72	2.89	6/9	27/40

Short Duration New York Municipal Portfolio	1 year	1.31	2.00	2.00	3/3	5/7
	3 year	1.33	1.39	2.56	3/3	7/7
	5 year	1.65	1.70	3.47	3/3	6/6
	10 year	2.57	2.69	3.70	3/3	6/6

31 The gross performance returns are for the Private Client class shares of the Portfolios.

32 The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

33 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

34 As previously mentioned, Lipper changed the Portfolio’s investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Lipper compared the Portfolio to IMLC peers.

2015 Semi-Annual Report	115

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
California Municipal Portfolio	1 year	3.96	7.02	6.67	4/4	29/30
	3 year	3.22	5.24	4.90	4/4	26/27
	5 year	4.21	5.65	5.30	4/4	23/24
	10 year	4.08	4.85	4.62	4/4	19/22

Diversified Municipal Portfolio	1 year	4.01	6.30	6.25	15/15	146/151
	3 year	3.18	4.74	4.64	15/15	118/131
	5 year	3.92	5.14	5.16	14/14	92/96
	10 year	4.07	4.73	4.66	12/12	65/68

New York Municipal Portfolio	1 year	3.45	4.89	5.46	2/2	22/23
	3 year	2.94	3.97	4.16	2/2	20/21
	5 year	3.78	4.58	4.75	2/2	18/19
	10 year	4.03	4.38	4.40	2/2	16/17

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)35 versus their benchmarks.36

	PERIODS ENDING JULY 31, 2014 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
Tax-Managed International Portfolio	11.95	4.55	6.01	3.38	6.06
MSCI EAFE Index[37]	15.07	7.96	9.40	7.07	6.49
Inception Date: June 22,1992

International Portfolio	11.90	4.40	5.94	3.43	3.41
MSCI EAFE Index	15.07	7.96	9.40	7.07	4.28
Inception Date: April 30, 1999

Emerging Markets Portfolio	17.70	-0.89	6.01	10.95	7.82
MSCI Emerging Markets Index	15.32	0.40	7.34	12.37	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	0.45	0.05	0.80	2.01	4.29
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.53	0.51	1.14	2.57	4.91
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.99	0.40	1.57	1.84	4.40
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.53	0.51	1.14	2.57	4.91
Inception Date: December 12, 1988

Intermediate Duration Portfolio	4.90	3.16	5.67	5.05	6.44
Barclays Capital U.S. Aggregate Bond Index	3.97	3.04	4.47	4.80	6.76
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	0.67	0.48	0.92	1.75	2.59
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	0.72	0.74	1.12	1.94	2.82
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

35 The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

36 The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2014.

37 Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

116	Sanford C. Bernstein Fund, Inc.

	PERIODS ENDING JULY 31, 2014 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
Short Duration New York Municipal Portfolio	0.65	0.68	1.00	1.89	2.67
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

California Municipal Portfolio	3.31	2.57	3.55	3.43	4.60
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.24
Inception Date: August 6, 1990

Diversified Municipal Portfolio	3.43	2.61	3.35	3.48	4.83
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.34
Inception Date: January 9, 1989

New York Municipal Portfolio	2.82	2.32	3.15	3.39	4.82
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.34
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 13, 2014

37 Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

2015 Semi-Annual Report	117

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBI–1947–0315

Sanford C. Bernstein Fund, Inc.

March 31, 2015

Schedule of Investments

To the Semi-Annual Report

For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Managed International Portfolio

March 31, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–96.1%
Consumer Discretionary–20.8%
Auto Components–3.0%
Aisin Seiki Co., Ltd.	559,400	$20,281,219
Continental AG	60,870	14,334,666
Fuyao Glass Industry Group Co., Ltd.–Class H(a)(b)	19,200	47,104
Halla Visteon Climate Control Corp.	34,840	1,203,147
Linamar Corp.	17,020	1,049,380
Nokian Renkaat Oyj	493,380	14,703,613
Plastic Omnium SA	407,940	10,751,015
SAF-Holland SA	31,820	509,446
Sumitomo Electric Industries Ltd.	1,971,900	25,848,551
Sumitomo Rubber Industries Ltd.	76,900	1,417,525
Valeo SA	153,880	22,951,998

		113,097,664

Automobiles–3.6%
Great Wall Motor Co., Ltd.–Class H	2,822,500	19,897,616
Honda Motor Co., Ltd.	1,106,600	36,122,659
Isuzu Motors Ltd.	1,054,800	13,994,532
Toyota Motor Corp.	927,300	64,728,991

		134,743,798

Distributors–0.0%
Inchcape PLC	106,130	1,247,674

Diversified Consumer Services–0.9%
Estacio Participacoes SA	1,811,800	10,524,909
G8 Education Ltd.	203,470	518,599
GAEC Educacao SA	86,600	412,982
Kroton Educacional SA	3,267,200	10,533,906
TAL Education Group (ADR)(b)	407,423	13,534,592

		35,524,988

Hotels, Restaurants & Leisure–3.1%
Flight Centre Travel Group Ltd.	22,840	687,431
Jollibee Foods Corp.	335,490	1,649,755
Melco International Development Ltd.	5,403,000	9,092,002
Merlin Entertainments PLC(a)	3,929,874	25,728,451
Oriental Land Co., Ltd./Japan	109,700	8,306,274
Sodexo SA	432,778	42,210,282
Tabcorp Holdings Ltd.	1,975,987	7,119,475
Tatts Group Ltd.	4,043,933	12,234,420
Yum! Brands, Inc.	98,470	7,751,558

		114,779,648

Household Durables–0.1%
Auto Trader Group PLC(a)(b)	165,411	617,721
Berkeley Group Holdings PLC	26,370	1,030,428
Rinnai Corp.	14,700	1,089,430
Techtronic Industries Co., Ltd.	266,500	901,906

		3,639,485

Company	Shares	U.S. $ Value

Internet & Catalog Retail–0.2%
Just Eat PLC(b)	1,134,283	$7,336,116
Qunar Cayman Islands Ltd. (ADR)(b)	23,625	974,531
Stabilus SA(b)	15,558	536,225

		8,846,872

Media–4.0%
Cineplex, Inc.	172,390	6,789,162
CTS Eventim AG & Co. KGaA	242,041	7,625,462
Liberty Global PLC–Class A(b)	57,684	2,968,996
Liberty Global PLC–Series C(b)	718,625	35,794,711
Mediaset Espana Comunicacion SA(b)	46,750	585,251
Metropole Television SA	46,990	942,359
Naspers Ltd.–Class N	112,490	17,254,940
Reed Elsevier PLC	726,400	12,492,568
Sky PLC	403,300	5,933,343
Thomson Reuters Corp.	425,460	17,249,513
TV Asahi Holdings Corp.	81,400	1,357,362
Vivendi SA(b)	1,365,502	33,902,398
Wolters Kluwer NV	186,220	6,080,951

		148,977,016

Multiline Retail–1.6%
B&M European Value Retail SA	6,606,891	30,627,069
Dollarama, Inc.	34,180	1,910,658
Don Quijote Holdings Co., Ltd.	10,800	877,912
Harvey Norman Holdings Ltd.	307,840	1,040,507
Next PLC	97,860	10,177,289
Poundland Group PLC	2,790,990	15,103,284

		59,736,719

Specialty Retail–1.5%
Ace Hardware Indonesia Tbk PT	12,383,000	695,807
Card Factory PLC(b)	108,730	474,938
Inditex SA	112,780	3,620,877
JUMBO SA	56,649	589,627
L’Occitane International SA	309,250	881,560
Luk Fook Holdings International Ltd.	260,000	725,008
Mr. Price Group Ltd.	69,120	1,478,346
Shimamura Co., Ltd.	11,100	1,028,090
Sports Direct International PLC(b)	2,937,321	26,398,691
WH Smith PLC	264,190	5,076,240
Yamada Denki Co., Ltd.	3,876,000	15,961,108

		56,930,292

Textiles, Apparel & Luxury Goods–2.8%
Brunello Cucinelli SpA	32,580	573,468
Cie Financiere Richemont SA	531,576	42,712,601
Eclat Textile Co., Ltd.	164,561	2,156,365
Global Brands Group Holding Ltd.(b)	28,400,000	5,531,528
HUGO BOSS AG	163,452	19,858,054
Nan Liu Enterprise Co., Ltd.	205,188	1,047,216
Pacific Textiles Holdings Ltd.	1,198,000	1,653,448
Samsonite International SA	7,181,900	25,037,223
Yue Yuen Industrial Holdings Ltd.	1,464,000	5,208,633

		103,778,536

		781,302,692

Schedule of Investments—Tax-Managed International Portfolio	1

Company	Shares	U.S. $ Value

Financials–20.3%
Banks–7.7%
Australia & New Zealand Banking Group Ltd.	387,740	$10,786,996
Axis Bank Ltd. (GDR)(a)	72,590	3,248,402
Banca Popolare dell’Emilia Romagna SC(b)	63,410	551,483
Banca Popolare di Milano Scarl(b)	647,040	652,890
Banco Macro SA (ADR)	9,490	542,828
Bank Hapoalim BM	3,541,650	17,029,526
Bank of Georgia Holdings PLC	37,140	952,690
Bank of Montreal	73,430	4,400,408
Bank of Queensland Ltd.	2,420,845	25,367,491
BOC Hong Kong Holdings Ltd.	3,340,000	11,868,901
Chiba Bank Ltd. (The)	178,000	1,304,573
Danske Bank A/S	1,023,180	26,974,238
DBS Group Holdings Ltd.	792,500	11,751,074
DGB Financial Group, Inc.	67,000	730,190
Hang Seng Bank Ltd.	352,600	6,358,947
ING Groep NV(b)	2,204,850	32,296,594
Liberbank SA(b)	1,513,510	1,214,047
Mitsubishi UFJ Financial Group, Inc.	7,708,100	47,739,436
National Bank of Canada	96,460	3,521,622
Resona Holdings, Inc.	2,788,800	13,840,161
Seven Bank Ltd.	3,214,600	15,850,335
Societe Generale SA	435,250	21,014,743
SpareBank 1 SR-Bank ASA	221,550	1,543,839
Toronto-Dominion Bank (The)	191,630	8,202,015
UniCredit SpA	3,368,330	22,841,633

		290,585,062

Capital Markets–2.0%
3i Group PLC	232,050	1,658,072
GAM Holding AG(b)	60,020	1,244,774
Partners Group Holding AG	46,080	13,737,701
UBS Group AG(b)	3,034,117	56,893,025

		73,533,572

Consumer Finance–0.1%
AEON Thana Sinsap Thailand PCL	166,000	530,547
AEON Thana Sinsap Thailand PCL (NVDR)	43,000	137,422
Credito Real SAB de CV SOFOM ER	286,197	674,895
International Personal Finance PLC	121,630	862,415

		2,205,279

Diversified Financial Services–1.6%
Chailease Holding Co., Ltd.	331,960	826,518
Challenger Ltd./Australia	2,991,940	16,241,629
ORIX Corp.	3,025,400	42,510,255

		59,578,402

Insurance–6.9%
Admiral Group PLC	1,902,920	43,087,130
AIA Group Ltd.	10,102,000	63,360,245
Anadolu Hayat Emeklilik AS	457,381	888,689
Assicurazioni Generali SpA	1,462,465	28,755,220
Direct Line Insurance Group PLC	2,534,830	11,961,846
Gjensidige Forsikring ASA	306,040	5,280,492

Intact Financial Corp.	48,740	$3,671,999
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	159,330	34,237,169
Prudential PLC	1,714,470	42,545,335
Suncorp Group Ltd.	688,250	7,057,732
Topdanmark A/S(b)	245,220	7,337,247
Tryg A/S	106,170	12,486,497

		260,669,601

Real Estate Investment Trusts (REITs)–0.1%
Allied Properties Real Estate Investment Trust	22,170	705,071
Concentradora Fibra Hotelera Mexicana SA de CV	413,130	547,915
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	578,420	654,729
Granite Real Estate Investment Trust (Toronto)	40,610	1,426,184
Vastned Retail NV	19,650	962,523

		4,296,422

Real Estate Management & Development–1.9%
Aeon Mall Co., Ltd.	53,000	1,049,565
Altus Group Ltd./Canada	41,130	635,192
Ayala Land, Inc.	8,757,800	7,527,918
CA Immobilien Anlagen AG(b)	56,500	1,057,721
CIFI Holdings Group Co., Ltd.	3,414,000	775,936
Corp. Inmobiliaria Vesta SAB de CV	433,250	800,974
Countrywide PLC	139,625	1,061,744
Daito Trust Construction Co., Ltd.	138,300	15,443,358
Global Logistic Properties Ltd.	20,317,000	39,213,727
Lend Lease Group	76,000	959,925
Nexity SA	24,460	1,022,902
Quintain Estates & Development PLC(b)	703,920	986,764

		70,535,726

Thrifts & Mortgage Finance–0.0%
Paragon Group of Cos. PLC (The)	189,030	1,181,382

		762,585,446

Industrials–14.4%
Aerospace & Defense–2.8%
Airbus Group NV	595,043	38,684,266
FACC AG(b)	37,346	285,468
Saab AB–Class B	45,100	1,206,149
Safran SA	269,530	18,832,482
Senior PLC	201,770	971,456
Zodiac Aerospace	1,419,946	46,981,116

		106,960,937

Air Freight & Logistics–0.6%
bpost SA	397,632	11,159,833
Oesterreichische Post AG	124,543	6,133,303
Royal Mail PLC	142,610	924,996
Singapore Post Ltd.	2,803,000	4,002,770

		22,220,902

2	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Company	Shares	U.S. $ Value

Airlines–1.5%
Air Canada(b)	76,630	$749,631
International Consolidated Airlines Group SA(b)	3,769,150	33,595,223
Qantas Airways Ltd.(b)	8,653,672	20,525,678
Turk Hava Yollari AO(b)	264,390	872,178

		55,742,710

Building Products–0.4%
Assa Abloy AB–Class B	175,480	10,452,531
DIRTT Environmental Solutions(b)	94,937	496,966
Kingspan Group PLC	111,240	2,107,926

		13,057,423

Commercial Services & Supplies–1.4%
APR Energy PLC	1,420,187	7,984,156
Babcock International Group PLC	2,146,376	31,311,038
Berendsen PLC	310,510	5,136,556
Loomis AB–Class B	40,440	1,238,546
Regus PLC	1,265,211	4,088,570
Rentokil Initial PLC	774,320	1,569,968

		51,328,834

Construction & Engineering–0.0%
China State Construction International Holdings Ltd.	968,000	1,347,676

Electrical Equipment–0.0%
TKH Group NV	42,450	1,504,596

Industrial Conglomerates–0.5%
Toshiba Corp.	4,822,000	20,204,481

Machinery–1.0%
Duerr AG	5,580	612,792
IHI Corp.	237,000	1,108,148
JTEKT Corp.	1,518,500	23,675,601
Krones AG	17,170	1,782,493
KUKA AG	29,640	2,271,323
LISI	18,450	501,911
Melrose Industries PLC	203,569	836,082
Morgan Advanced Materials PLC	257,400	1,300,122
Nabtesco Corp.	49,600	1,432,905
Nachi-Fujikoshi Corp.	127,000	695,365
Pfeiffer Vacuum Technology AG	7,440	631,956
Vesuvius PLC	136,240	990,142

		35,838,840

Marine–0.7%
Nippon Yusen KK	9,405,000	27,055,662

Professional Services–3.2%
Bureau Veritas SA	1,786,107	38,320,474
Capita PLC	2,530,367	41,828,962
Teleperformance	596,490	40,878,486

		121,027,922

Road & Rail–1.1%
Central Japan Railway Co.	232,200	41,963,061
National Express Group PLC	231,622	972,352

		42,935,413

Trading Companies & Distributors–1.2%
Brenntag AG	502,700	$30,033,587
Bunzl PLC	391,830	10,623,082
Diploma PLC	108,370	1,288,460
Ramirent Oyj	80,970	573,773
Rexel SA	114,460	2,158,232

		44,677,134

		543,902,530

Health Care–8.8%
Biotechnology–0.7%
Basilea Pharmaceutica (REG)(b)	10,580	1,198,467
CSL Ltd.	307,080	21,484,030
Medy-Tox, Inc.	5,370	1,587,242
Naturalendo Tech Co., Ltd.(b)	13,100	841,774
Taiwan Liposome Co., Ltd.(b)	106,000	709,286

		25,820,799

Health Care Equipment & Supplies–0.4%
Cochlear Ltd.	61,430	4,223,110
Essilor International SA	61,360	7,045,057
Ginko International Co., Ltd.	116,000	1,332,656
Sorin SpA(b)	496,250	1,520,740

		14,121,563

Health Care Providers & Services–0.4%
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	387,400	1,023,589
Sonic Healthcare Ltd.	1,001,150	15,553,750

		16,577,339

Health Care Technology–0.0%
M3, Inc.	38,800	823,137
NNIT A/S(a)(b)	25,531	582,367

		1,405,504

Life Sciences Tools & Services–1.5%
Eurofins Scientific SE	204,603	55,068,487
Horizon Discovery Group PLC(b)	192,580	601,342

		55,669,829

Pharmaceuticals–5.8%
Almirall SA(b)	32,960	605,837
Astellas Pharma, Inc.	1,240,700	20,328,728
China Traditional Chinese Medicine Co., Ltd.(b)	1,178,000	796,208
GlaxoSmithKline PLC	2,104,120	48,436,710
Novartis AG (REG)	246,350	24,314,863
Novo Nordisk A/S–Class B	771,065	41,162,343
Orion Oyj–Class B	169,950	4,790,491
Ouro Fino Saude Animal Participacoes SA	71,200	639,819
Roche Holding AG	256,159	70,390,448
Teva Pharmaceutical Industries Ltd.	97,270	6,079,105

		217,544,552

		331,139,586

Schedule of Investments—Tax-Managed International Portfolio	3

Company	Shares	U.S. $ Value

Consumer Staples–7.9%
Beverages–0.6%
Anheuser-Busch InBev NV	91,310	$11,154,921
Cott Corp.	110,920	1,036,906
Heineken NV	130,920	9,992,689

		22,184,516

Food & Staples Retailing–2.3%
Alimentation Couche-Tard, Inc.–Class B	233,300	9,296,633
Booker Group PLC	623,250	1,342,967
Clicks Group Ltd.	117,880	887,231
Delhaize Group SA	343,150	30,828,629
Jean Coutu Group PJC, Inc. (The)–Class A	272,080	5,815,172
Koninklijke Ahold NV	374,514	7,380,122
Lawson, Inc.	87,000	6,030,831
Lenta Ltd. (GDR)(a)(b)	298,880	2,301,376
MARR SpA	62,460	1,069,485
Metro, Inc.	66,000	1,788,417
Olam International Ltd.	8,355,273	12,058,437
Sugi Holdings Co., Ltd.	90,400	4,470,836
Tsuruha Holdings, Inc.	21,200	1,622,890

		84,893,026

Food Products–0.8%
Calbee, Inc.	40,800	1,771,214
Glanbia PLC	76,185	1,414,313
Mayora Indah Tbk PT	436,200	963,125
Nestle SA (REG)	192,650	14,507,002
Unilever PLC	282,303	11,778,649

		30,434,303

Household Products–0.6%
Henkel AG & Co. KGaA	39,187	4,043,818
Pigeon Corp.	25,700	2,159,663
Reckitt Benckiser Group PLC	185,027	15,894,849

		22,098,330

Personal Products–0.8%
Cosmax, Inc.	13,880	1,705,103
Kao Corp.	254,100	12,688,229
L’Oreal SA	80,600	14,845,771

		29,239,103

Tobacco–2.8%
British American Tobacco PLC	1,315,030	68,097,528
Imperial Tobacco Group PLC	790,980	34,697,323
Japan Tobacco, Inc.	137,100	4,334,398

		107,129,249

		295,978,527

Information Technology–7.2%
Communications Equipment–0.2%
BYD Electronic International Co., Ltd.	883,000	$1,115,364
VTech Holdings Ltd.	505,000	7,210,889

		8,326,253

Electronic Equipment, Instruments & Components–0.1%
Ju Teng International Holdings Ltd.	1,378,000	803,410
PAX Global Technology Ltd.(b)	1,712,000	1,790,519
Samsung Electro-Mechanics Co., Ltd.	15,760	1,090,930

		3,684,859

Internet Software & Services–1.5%
Baidu, Inc. (Sponsored ADR)(b)	93,460	19,477,064
Telecity Group PLC	2,453,720	31,763,762
Tencent Holdings Ltd.	207,500	3,943,082

		55,183,908

IT Services–0.8%
Alten SA	39,070	1,792,386
Amadeus IT Holding SA–Class A	144,430	6,189,850
Computacenter PLC	85,040	861,593
DH Corp.	106,300	3,247,205
Obic Co., Ltd.	436,300	18,501,445
Wirecard AG	16,140	680,223

		31,272,702

Semiconductors & Semiconductor Equipment–2.4%
Advanced Semiconductor Engineering, Inc.	5,534,000	7,493,774
ASM International NV	46,200	2,130,052
Hermes Microvision, Inc.	32,000	1,841,025
Hua Hong Semiconductor Ltd.(a)(b)	588,000	731,905
Infineon Technologies AG	1,530,160	18,204,203
Novatek Microelectronics Corp.	2,735,000	14,115,142
Sanken Electric Co., Ltd.	192,000	1,326,508
SCREEN Holdings Co., Ltd.	2,927,000	22,142,554
Sumco Corp.	1,286,300	21,541,149

		89,526,312

Software–1.5%
Capcom Co., Ltd.	51,800	1,029,040
Dassault Systemes	453,840	30,713,346
Open Text Corp.	80,750	4,262,718
Oracle Corp. Japan	333,200	14,338,830
SAP SE	71,121	5,140,437
SDL PLC(b)	146,980	947,875
UBISOFT Entertainment(b)	111,630	2,061,210

		58,493,456

Technology Hardware, Storage & Peripherals–0.7%
Catcher Technology Co., Ltd.	1,367,000	14,296,373
Samsung Electronics Co., Ltd.	8,940	11,592,974

		25,889,347

		272,376,837

4	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Company	Shares	U.S. $ Value

Telecommunication Services–5.9%
Diversified Telecommunication Services–3.1%
Belgacom SA	263,260	$9,211,023
Bezeq The Israeli Telecommunication Corp., Ltd.	8,187,101	15,245,541
Com Hem Holding AB(b)	132,730	1,078,836
Hellenic Telecommunications Organization SA(b)	53,470	473,587
Nippon Telegraph & Telephone Corp.	656,300	40,514,064
Singapore Telecommunications Ltd.	3,142,700	10,010,879
Swisscom AG (REG)	20,250	11,742,770
Telefonica Brasil SA (Preference Shares)	618,400	9,587,327
Telenor ASA	611,300	12,336,262
Telstra Corp., Ltd.	1,741,620	8,360,569

		118,560,858

Wireless Telecommunication Services–2.8%
China Mobile Ltd.	1,161,500	15,107,205
SK Telecom Co., Ltd.	36,110	8,885,459
SoftBank Corp.	579,600	33,755,553
Sunrise Communications Group AG(a)(b)	126,852	10,990,881
Vodafone Group PLC	10,747,392	35,168,933

		103,908,031

		222,468,889

Materials–5.6%
Chemicals–4.5%
Arkema SA	236,754	18,749,931
Chr Hansen Holding A/S	387,450	17,789,330
Croda International PLC	175,610	7,122,405
Denki Kagaku Kogyo KK	313,000	1,233,122
Essentra PLC	4,278,778	62,896,888
FUCHS PETROLUB SE (Preference Shares)	15,580	621,430
Givaudan SA (REG)(b)	4,140	7,479,517
Hyosung Corp.	16,320	1,272,701
IMCD Group NV(b)	132,657	4,468,895
JSR Corp.	1,494,700	25,883,994
Kansai Paint Co., Ltd.	100,000	1,819,976
Koninklijke DSM NV	316,323	17,630,075
LANXESS AG	17,050	906,805
Teijin Ltd.	350,000	1,187,483

		169,062,552

Construction Materials–0.5%
Boral Ltd.	3,072,440	14,893,412
Cementos Pacasmayo SAA	310,590	471,427
Cemex Latam Holdings SA(b)	139,660	725,158
West China Cement Ltd.	6,778,000	1,013,680

		17,103,677

Containers & Packaging–0.0%
Smurfit Kappa Group PLC	50,520	1,419,604

Metals & Mining–0.1%
BlueScope Steel Ltd.	222,924	$706,598
Dowa Holdings Co., Ltd.	150,000	1,281,116
Western Areas Ltd.	306,010	826,636

		2,814,350

Paper & Forest Products–0.5%
Mondi PLC	993,250	19,087,289
Sappi Ltd.(b)	351,490	1,417,957

		20,505,246

		210,905,429

Energy–3.0%
Energy Equipment & Services–0.0%
Aker Solutions ASA(a)(b)	84,270	437,325
Deep Sea Supply PLC	796,140	356,127

		793,452

Oil, Gas & Consumable Fuels–3.0%
BG Group PLC	2,270,914	27,872,603
Gaztransport Et Technigaz SA	12,781	754,203
JX Holdings, Inc.	10,097,500	38,851,682
Petroleo Brasileiro SA (Sponsored ADR)	1,023,540	6,233,359
Royal Dutch Shell PLC–Class B	221,875	6,911,472
TOTAL SA	654,180	32,517,327

		113,140,646

		113,934,098

Utilities–2.2%
Electric Utilities–1.9%
EDP–Energias de Portugal SA	8,808,650	32,989,664
Electricite de France SA	726,280	17,414,950
Elia System Operator SA/NV	211,080	8,889,793
Power Assets Holdings Ltd.	1,446,000	14,695,393

		73,989,800

Independent Power and Renewable Electricity Producers–0.1%
Electric Power Development Co., Ltd.	34,700	1,168,941
Huadian Fuxin Energy Corp., Ltd.–Class H	2,446,000	1,196,060
Huadian Power International Corp. Ltd.–Class H	1,162,000	969,335

		3,334,336

Multi-Utilities–0.1%
United Utilities Group PLC	248,670	3,438,426

Water Utilities–0.1%
Cia de Saneamento Basico do Estado de Sao Paulo	230,600	1,279,606
CT Environmental Group Ltd.	910,000	980,286
Pennon Group PLC	104,200	1,272,720

		3,532,612

		84,295,174

Total Common Stocks (cost $3,249,088,812)		3,618,889,208

Schedule of Investments—Tax-Managed International Portfolio	5

Company	Shares	U.S. $ Value

WARRANTS–1.8%
Financials–0.9%
Banks–0.1%
Bank of Baroda, JPMorgan Chase Bank, expiring 5/05/16(a)(b)	264,850	$694,556
Yes Bank Ltd., Merrill Lynch Intl & Co., expiring 6/25/18(b)	94,040	1,231,944

		1,926,500

Thrifts & Mortgage Finance–0.7%
Housing Development Finance Corp., Ltd.,
Deutsche Bank AG London, expiring 1/30/17(a)(b)	1,290,390	27,172,377
LIC Housing Finance Ltd., JPMorgan Chase Bank, expiring 3/06/17(a)(b)	100,970	708,590

		27,880,967

Consumer Finance–0.1%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(b)	1,006,267	3,312,746
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/30/19(b)	111,470	1,994,538

		5,307,284

		35,114,751

Information Technology–0.5%
IT Services–0.5%
HCL Technologies Ltd., Merrill Lynch Intl & Co., expiring 11/29/18(b)	413,020	6,518,645
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(b)	95,710	3,914,857
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 1/08/19(b)	144,663	5,947,283

		16,380,785

Health Care–0.3%
Pharmaceuticals–0.3%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 12/19/18(b)	37,890	1,216,989
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(b)	541,600	8,880,257

		10,097,246

Consumer Discretionary–0.1%
Textiles, Apparel & Luxury Goods–0.1%
Titan Co., Ltd., JPMorgan Chase Bank, expiring 8/24/16(b)	472,390	2,966,187

Auto Components–0.0%
Motherson Sumi Systems Ltd., JPMorgan Chase Bank, expiring 11/05/18(b)	109,450	$906,957

		3,873,144

Energy–0.0%
Oil, Gas & Consumable Fuels–0.0%
Petronet LNG Ltd., Deutsch Bank AG, expiring 8/14/18(b)	307,670	850,824

Industrials–0.0%
Transportation Infrastructure–0.0%
Adani Ports & Special Economic Zone Ltd., Merrill Lynch Intl & Co., expiring 11/07/18(b)	169,410	837,936

Total Warrants (cost $49,872,291)		67,154,686

RIGHTS–0.0%

Telecommunication Services–0.0%
Diversified Telecommunication Services–0.0%
Com Hem Holding AB, expiring 4/21/15(b) (cost $0)	132,730	1,526

Principal Amount (000)
SHORT-TERM INVESTMENTS–1.8%
Repurchase Agreements–1.8%
State Street Bank & Trust Co. 0.00%,	$69,100	69,100,061
dated 3/31/15 due 4/01/15 in the amount of $69,100,061 (collateralized by $63,315,000 U.S. Treasury Notes, 2.125% to 3.625%, due 8/31/20 to 2/15/21, value $70,486,100) (cost $69,100,061)
Total Investments—99.7% (cost $3,368,061,164)		3,755,145,481

Other assets less liabilities—0.3%		9,649,631

Net Assets—100.0%		$3,764,795,112

6	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	KRW	9,152,061	USD	8,286	4/16/15	$38,888
Barclays Bank PLC	USD	61,073	CHF	61,754	4/16/15	2,506,694
BNP Paribas SA	AUD	161,701	USD	125,597	4/16/15	2,539,659
BNP Paribas SA	EUR	57,288	USD	66,599	4/16/15	4,988,851
BNP Paribas SA	NZD	159,702	USD	118,312	4/16/15	(918,629)
BNP Paribas SA	USD	262,803	GBP	170,610	4/16/15	(9,743,981)
BNP Paribas SA	USD	65,549	JPY	7,831,072	4/16/15	(242,419)
BNP Paribas SA	GBP	52,211	USD	77,188	7/15/15	(207,964)
Citibank	GBP	154,674	USD	233,461	4/16/15	4,038,895
Citibank	USD	183,428	EUR	155,056	4/16/15	(16,673,126)
Citibank	USD	89,804	NZD	117,286	4/16/15	(2,239,911)
Credit Suisse International	CHF	61,754	USD	64,411	4/16/15	830,886
Credit Suisse International	ILS	89,863	USD	22,591	4/16/15	8,608
Credit Suisse International	SEK	206,972	USD	24,668	4/16/15	631,036
Credit Suisse International	USD	53,102	EUR	48,976	7/15/15	(362,227)
Deutsche Bank AG	BRL	72,076	USD	24,932	4/02/15	2,349,075
Deutsche Bank AG	USD	22,468	BRL	72,076	4/02/15	115,803
Deutsche Bank AG	GBP	15,936	USD	24,165	4/16/15	527,933
Deutsche Bank AG	USD	44,356	JPY	5,301,269	7/15/15	(86,913)
Goldman Sachs Bank USA	AUD	37,284	USD	30,062	4/16/15	1,687,843
Goldman Sachs Bank USA	USD	192,762	AUD	243,304	4/16/15	(7,603,224)
HSBC Bank USA	HKD	974,073	USD	125,602	4/16/15	(35,472)
JPMorgan Chase Bank	CAD	78,475	USD	66,224	4/16/15	4,275,041
Morgan Stanley & Co., Inc.	EUR	83,679	USD	94,919	4/16/15	4,926,401
Morgan Stanley & Co., Inc.	JPY	2,390,700	USD	20,122	4/16/15	184,691
Morgan Stanley & Co., Inc.	USD	9,331	NOK	74,173	4/16/15	(125,518)
Morgan Stanley & Co., Inc.	USD	93,302	SEK	744,561	4/16/15	(6,830,969)
Morgan Stanley & Co., Inc.	GBP	71,282	USD	105,923	7/15/15	256,107
Northern Trust Co.	JPY	20,411,697	USD	171,134	4/16/15	911,426
Northern Trust Co.	NOK	228,916	USD	29,545	4/16/15	1,136,539
Royal Bank of Scotland PLC	USD	109,121	NZD	144,337	4/16/15	(1,361,859)
Royal Bank of Scotland PLC	USD	19,573	JPY	2,346,073	7/15/15	18,535
Standard Chartered Bank	HKD	113,756	USD	14,673	4/16/15	474
Standard Chartered Bank	USD	94,314	JPY	11,097,613	4/16/15	(1,765,458)
State Street Bank & Trust Co.	EUR	14,089	USD	16,650	4/16/15	1,498,206
State Street Bank & Trust Co.	HKD	79,013	USD	10,186	4/16/15	(5,530)
State Street Bank & Trust Co.	USD	9,793	HKD	75,932	4/16/15	464
State Street Bank & Trust Co.	USD	8,963	NOK	68,471	4/16/15	(465,795)
State Street Bank & Trust Co.	USD	76,793	EUR	70,308	7/15/15	(1,082,323)
UBS AG	BRL	72,076	USD	22,468	4/02/15	(115,803)
UBS AG	USD	22,651	BRL	72,076	4/02/15	(67,779)
UBS AG	USD	145,152	AUD	181,019	4/16/15	(7,392,797)
UBS AG	USD	33,041	JPY	3,873,712	4/16/15	(736,600)
UBS AG	BRL	72,076	USD	22,464	5/05/15	66,226

						$(24,526,016)

Schedule of Investments—Tax-Managed International Portfolio	7

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the aggregate market value of these securities amounted to $73,261,055 or 1.9% of net assets.
(b)	Non-income producing security.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non Voting Depositary Receipt

REG—Registered Shares

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

March 31, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–96.0%
Consumer Discretionary–20.6%
Auto Components–3.0%
Aisin Seiki Co., Ltd.	247,900	$8,987,691
Continental AG	25,210	5,936,864
Fuyao Glass Industry Group Co., Ltd.–Class H(a)(b)	8,000	19,627
Halla Visteon Climate Control Corp.	15,130	522,492
Linamar Corp.	7,370	454,402
Nokian Renkaat Oyj	203,750	6,072,117
Plastic Omnium SA	168,806	4,448,781
SAF-Holland SA	13,260	212,296
Sumitomo Electric Industries Ltd.	742,800	9,736,956
Sumitomo Rubber Industries Ltd.	32,100	591,711
Valeo SA	63,622	9,489,550

		46,472,487

Automobiles–3.5%
Great Wall Motor Co., Ltd.–Class H	955,000	6,732,409
Honda Motor Co., Ltd.	448,400	14,637,087
Isuzu Motors Ltd.	479,200	6,357,774
Toyota Motor Corp.	382,800	26,720,864

		54,448,134

Distributors–0.0%
Inchcape PLC	46,140	542,426

Diversified Consumer Services–1.0%
Estacio Participacoes SA	742,800	4,314,992
G8 Education Ltd.	88,640	225,924
GAEC Educacao SA	37,600	179,308
Kroton Educacional SA	1,339,600	4,319,056
TAL Education Group (ADR)(b)	169,301	5,624,179

		14,663,459

Hotels, Restaurants & Leisure–3.0%
Flight Centre Travel Group Ltd.	9,930	298,870
Jollibee Foods Corp.	146,030	718,095
Melco International Development Ltd.	2,219,000	3,734,065
Merlin Entertainments PLC(a)	1,630,711	10,676,085
Oriental Land Co., Ltd./Japan	45,500	3,445,173
Sodexo SA	178,410	17,400,922
Tabcorp Holdings Ltd.	780,977	2,813,857
Tatts Group Ltd.	1,697,260	5,134,851
Yum! Brands, Inc.	40,500	3,188,160

		47,410,078

Household Durables–0.1%
Auto Trader Group PLC(a)(b)	71,915	268,563
Berkeley Group Holdings PLC	11,470	448,199
Rinnai Corp.	6,400	474,310
Techtronic Industries Co., Ltd.	116,500	394,267

		1,585,339

8	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Company	Shares	U.S. $ Value

Internet & Catalog Retail–0.2%
Just Eat PLC(b)	459,067	$2,969,073
Qunar Cayman Islands Ltd. (ADR)(b)	10,273	423,761
Stabilus SA(b)	6,392	220,308

		3,613,142

Media–3.9%
Cineplex, Inc.	67,990	2,677,621
CTS Eventim AG & Co. KGaA	100,070	3,152,689
Liberty Global PLC–Class A(b)	26,215	1,349,286
Liberty Global PLC–Series C(b)	297,237	14,805,375
Mediaset Espana Comunicacion SA(b)	20,400	255,382
Metropole Television SA	20,410	409,311
Naspers Ltd.–Class N	46,520	7,135,744
Reed Elsevier PLC	296,920	5,106,406
Sky PLC	166,360	2,447,486
Thomson Reuters Corp.	174,730	7,084,115
TV Asahi Holdings Corp.	33,900	565,290
Vivendi SA(b)	563,765	13,997,040
Wolters Kluwer NV	77,120	2,518,327

		61,504,072

Multiline Retail–1.6%
B&M European Value Retail SA	2,704,550	12,537,280
Dollarama, Inc.	14,830	828,995
Don Quijote Holdings Co., Ltd.	4,800	390,183
Harvey Norman Holdings Ltd.	128,250	433,488
Next PLC	40,000	4,159,938
Poundland Group PLC	1,140,710	6,172,888

		24,522,772

Specialty Retail–1.5%
Ace Hardware Indonesia Tbk PT	5,374,000	301,968
Card Factory PLC(b)	45,330	198,004
Inditex SA	50,210	1,612,026
JUMBO SA	24,635	256,412
L’Occitane International SA	123,250	351,341
Luk Fook Holdings International Ltd.	108,000	301,157
Mr. Price Group Ltd.	30,110	643,996
Shimamura Co., Ltd.	4,600	426,055
Sports Direct International PLC(b)	1,216,431	10,932,474
WH Smith PLC	109,520	2,104,356
Yamada Denki Co., Ltd.	1,598,300	6,581,692

		23,709,481

Textiles, Apparel & Luxury Goods–2.8%
Brunello Cucinelli SpA	14,160	249,242
Cie Financiere Richemont SA	217,607	17,484,915
Eclat Textile Co., Ltd.	71,336	934,769
Global Brands Group Holding Ltd.(b)	11,628,000	2,264,810
HUGO BOSS AG	72,824	8,847,508
Nan Liu Enterprise Co., Ltd.	89,230	455,402
Pacific Textiles Holdings Ltd.	497,000	685,946
Samsonite International SA	3,181,900	11,092,599

Yue Yuen Industrial Holdings Ltd.	646,000	$2,298,345

		44,313,536

		322,784,926

Financials–20.5%
Banks–7.9%
Australia & New Zealand Banking Group Ltd.	171,440	4,769,491
Axis Bank Ltd. (GDR)(a)	30,040	1,344,290
Banca Popolare dell’Emilia Romagna SC(b)	26,440	229,951
Banca Popolare di Milano Scarl(b)	269,820	272,259
Banco Macro SA (ADR)	3,950	225,940
Bank Hapoalim BM	1,472,906	7,082,261
Bank of Georgia Holdings PLC	16,140	414,012
Bank of Montreal	30,360	1,819,371
Bank of Queensland Ltd.	989,208	10,365,689
BOC Hong Kong Holdings Ltd.	1,472,000	5,230,845
Chiba Bank Ltd. (The)	74,000	542,350
Danske Bank A/S	507,210	13,371,648
DBS Group Holdings Ltd.	328,200	4,866,502
DGB Financial Group, Inc.	28,390	309,405
Hang Seng Bank Ltd.	155,400	2,802,554
ING Groep NV(b)	907,910	13,299,046
Liberbank SA(b)	649,000	520,589
Mitsubishi UFJ Financial Group, Inc.	3,188,000	19,744,596
National Bank of Canada	39,880	1,455,964
Resona Holdings, Inc.	1,155,000	5,731,995
Seven Bank Ltd.	1,386,300	6,835,475
Societe Generale SA	180,309	8,705,680
SpareBank 1 SR-Bank ASA	92,330	643,388
Toronto-Dominion Bank (The)	79,230	3,391,148
UniCredit SpA	1,389,950	9,425,658

		123,400,107

Capital Markets–2.0%
3i Group PLC	101,000	721,678
GAM Holding AG(b)	26,100	541,296
Partners Group Holding AG	20,520	6,117,570
UBS Group AG(b)	1,274,393	23,896,268

		31,276,812

Consumer Finance–0.1%
AEON Thana Sinsap Thailand PCL	72,200	230,756
AEON Thana Sinsap Thailand PCL (NVDR)	18,300	58,485
Credito Real SAB de CV SOFOM ER	124,522	293,641
International Personal Finance PLC	52,940	375,370

		958,252

Diversified Financial Services–1.6%
Chailease Holding Co., Ltd.	146,010	363,538
Challenger Ltd./Australia	1,201,840	6,524,141
ORIX Corp.	1,243,700	17,475,376

		24,363,055

Schedule of Investments—International Portfolio	9

Company	Shares	U.S. $ Value

Insurance–6.9%
Admiral Group PLC	789,252	$17,870,748
AIA Group Ltd.	4,182,600	26,233,474
Anadolu Hayat Emeklilik AS	199,075	386,802
Assicurazioni Generali SpA	602,278	11,842,086
Direct Line Insurance Group PLC	1,035,780	4,887,839
Gjensidige Forsikring ASA	136,130	2,348,822
Intact Financial Corp.	20,160	1,518,825
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	65,620	14,100,565
Prudential PLC	710,210	17,624,177
Suncorp Group Ltd.	279,356	2,864,685
Topdanmark A/S(b)	105,330	3,151,587
Tryg A/S	44,590	5,244,164

		108,073,774

Real Estate Investment Trusts (REITs)–0.1%
Allied Properties Real Estate Investment Trust	9,170	291,633
Concentradora Fibra Hotelera Mexicana SA de CV	179,770	238,421
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	251,680	284,883
Granite Real Estate Investment Trust (Toronto)	16,790	589,648
Vastned Retail NV	8,110	397,255

		1,801,840

Real Estate Management & Development–1.9%
Aeon Mall Co., Ltd.	21,200	419,826
Altus Group Ltd./Canada	17,870	275,976
Ayala Land, Inc.	3,861,400	3,319,132
CA Immobilien Anlagen AG(b)	23,540	440,686
CIFI Holdings Group Co., Ltd.	1,364,000	310,011
Corp. Inmobiliaria Vesta SAB de CV	188,610	348,694
Countrywide PLC	60,758	462,019
Daito Trust Construction Co., Ltd.	57,200	6,387,275
Global Logistic Properties Ltd.	8,647,833	16,691,134
Lend Lease Group	31,660	399,884
Nexity SA	10,620	444,122
Quintain Estates & Development PLC(b)	306,300	429,375

		29,928,134

Thrifts & Mortgage Finance–0.0%
Paragon Group of Cos. PLC (The)	78,820	492,602

		320,294,576

Industrials–14.5%
Aerospace & Defense–2.9%
Airbus Group NV	246,507	16,025,636
FACC AG(b)	14,261	109,009
Saab AB–Class B	18,800	502,785
Safran SA	118,900	8,307,729
Senior PLC	84,110	404,962
Zodiac Aerospace	588,200	19,461,509

		44,811,630

Air Freight & Logistics–0.6%
bpost SA	164,652	$4,621,079
Oesterreichische Post AG	51,327	2,527,673
Royal Mail PLC	59,450	385,604
Singapore Post Ltd.	1,203,000	1,717,921

		9,252,277

Airlines–1.5%
Air Canada(b)	31,930	312,355
International Consolidated Airlines Group SA(b)	1,563,540	13,936,159
Qantas Airways Ltd.(b)	3,509,140	8,323,343
Turk Hava Yollari AO(b)	110,150	363,366

		22,935,223

Building Products–0.4%
Assa Abloy AB–Class B	72,690	4,329,806
DIRTT Environmental Solutions(b)	41,267	216,020
Kingspan Group PLC	48,480	918,665

		5,464,491

Commercial Services & Supplies–1.4%
APR Energy PLC	602,804	3,388,907
Babcock International Group PLC	904,149	13,189,601
Berendsen PLC	126,810	2,097,732
Loomis AB–Class B	17,560	537,806
Regus PLC	518,013	1,673,976
Rentokil Initial PLC	322,880	654,653

		21,542,675

Construction & Engineering–0.0%
China State Construction International Holdings Ltd.	420,000	584,736

Electrical Equipment–0.0%
TKH Group NV	17,690	627,004

Industrial Conglomerates–0.5%
Toshiba Corp.	1,971,000	8,258,613

Machinery–1.0%
Duerr AG	2,330	255,879
IHI Corp.	107,000	500,303
JTEKT Corp.	621,000	9,682,284
Krones AG	7,460	774,455
KUKA AG	12,640	968,608
LISI	7,690	209,197
Melrose Industries PLC	88,686	364,244
Morgan Advanced Materials PLC	107,280	541,869
Nabtesco Corp.	22,200	641,340
Nachi-Fujikoshi Corp.	56,000	306,618
Pfeiffer Vacuum Technology AG	3,240	275,207
Vesuvius PLC	55,950	406,624

		14,926,628

Marine–0.7%
Nippon Yusen KK	3,855,000	11,089,801

Professional Services–3.2%
Bureau Veritas SA	734,930	15,767,737
Capita PLC	1,047,622	17,318,018
Teleperformance	240,478	16,480,371

		49,566,126

10	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Company	Shares	U.S. $ Value

Road & Rail–1.1%
Central Japan Railway Co.	95,800	$17,312,925
National Express Group PLC	100,595	422,299

		17,735,224

Trading Companies & Distributors–1.2%
Brenntag AG	222,200	13,275,240
Bunzl PLC	161,690	4,383,651
Diploma PLC	47,060	559,518
Ramirent Oyj	33,750	239,161
Rexel SA	48,560	915,636

		19,373,206

		226,167,634

Health Care–8.8%
Biotechnology–0.7%
Basilea Pharmaceutica (REG)(b)	4,410	499,550
CSL Ltd.	126,720	8,865,626
Medy-Tox, Inc.	2,350	694,603
Naturalendo Tech Co., Ltd.(b)	5,700	366,268
Taiwan Liposome Co., Ltd.(b)	46,000	307,803

		10,733,850

Health Care Equipment & Supplies–0.4%
Cochlear Ltd.	25,440	1,748,916
Essilor International SA	27,290	3,133,305
Ginko International Co., Ltd.	50,000	574,421
Sorin SpA(b)	203,720	624,293

		6,080,935

Health Care Providers & Services–0.4%
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	201,500	532,404
Sonic Healthcare Ltd.	413,120	6,418,184

		6,950,588

Health Care Technology–0.0%
M3, Inc.	16,900	358,531
NNIT A/S(a)(b)	11,107	253,353

		611,884

Life Sciences Tools & Services–1.5%
Eurofins Scientific SE	86,063	23,163,684
Horizon Discovery Group PLC(b)	83,728	261,445

		23,425,129

Pharmaceuticals–5.8%
Almirall SA(b)	13,540	248,878
Astellas Pharma, Inc.	513,200	8,408,723
China Traditional Chinese Medicine Co., Ltd.(b)	512,000	346,060
GlaxoSmithKline PLC	868,119	19,984,045
Novartis AG (REG)	101,890	10,056,592
Novo Nordisk A/S–Class B	318,187	16,986,016
Orion Oyj–Class B	76,790	2,164,530
Ouro Fino Saude Animal Participacoes SA	31,000	278,573

Roche Holding AG	105,300	$28,935,599
Teva Pharmaceutical Industries Ltd.	40,230	2,514,263

		89,923,279

		137,725,665

Consumer Staples–7.9%
Beverages–0.6%
Anheuser-Busch InBev NV	37,760	4,612,965
Cott Corp.	46,230	432,168
Heineken NV	54,150	4,133,090

		9,178,223

Food & Staples Retailing–2.3%
Alimentation Couche-Tard, Inc.– Class B	108,738	4,333,036
Booker Group PLC	270,460	582,782
Clicks Group Ltd.	51,180	385,209
Delhaize Group SA	141,920	12,750,107
Jean Coutu Group PJC, Inc. (The)–Class A	119,609	2,556,406
Koninklijke Ahold NV	154,895	3,052,340
Lawson, Inc.	38,400	2,661,884
Lenta Ltd. (GDR)(a)(b)	121,760	937,552
MARR SpA	27,200	465,738
Metro, Inc.	27,510	745,445
Olam International Ltd.	3,426,746	4,945,523
Sugi Holdings Co., Ltd.	37,900	1,874,388
Tsuruha Holdings, Inc.	9,200	704,273

		35,994,683

Food Products–0.8%
Calbee, Inc.	17,800	772,736
Glanbia PLC	33,116	614,772
Mayora Indah Tbk PT	179,567	396,482
Nestle SA (REG)	78,690	5,925,544
Unilever PLC	116,770	4,872,044

		12,581,578

Household Products–0.6%
Henkel AG & Co. KGaA	17,100	1,764,598
Pigeon Corp.	11,200	941,176
Reckitt Benckiser Group PLC	76,523	6,573,751

		9,279,525

Personal Products–0.8%
Cosmax, Inc.	6,030	740,762
Kao Corp.	105,100	5,248,063
L’Oreal SA	35,910	6,614,288

		12,603,113

Tobacco–2.8%
British American Tobacco PLC	542,644	28,100,283
Imperial Tobacco Group PLC	326,220	14,310,047
Japan Tobacco, Inc.	56,800	1,795,724

		44,206,054

		123,843,176

Schedule of Investments—International Portfolio	11

Company	Shares	U.S. $ Value

Information Technology–7.0%
Communications Equipment–0.2%
BYD Electronic International Co., Ltd.	368,000	$464,840
VTech Holdings Ltd.	166,000	2,370,312

		2,835,152

Electronic Equipment, Instruments & Components–0.1%
Ju Teng International Holdings Ltd.	574,000	334,657
PAX Global Technology Ltd.(b)	743,000	777,077
Samsung Electro-Mechanics Co., Ltd.	6,580	455,477

		1,567,211

Internet Software & Services–1.4%
Baidu, Inc. (Sponsored ADR)(b)	38,250	7,971,300
Telecity Group PLC	1,014,946	13,138,624
Tencent Holdings Ltd.	85,600	1,626,640

		22,736,564

IT Services–0.8%
Alten SA	16,970	778,520
Amadeus IT Holding SA–Class A	59,810	2,563,283
Computacenter PLC	36,932	374,181
DH Corp.	43,540	1,330,040
Obic Co., Ltd.	179,600	7,615,997
Wirecard AG	7,010	295,438

		12,957,459

Semiconductors & Semiconductor Equipment–2.3%
Advanced Semiconductor Engineering, Inc.	2,464,000	3,336,585
ASM International NV	19,230	886,599
Hermes Microvision, Inc.	14,000	805,448
Hua Hong Semiconductor Ltd.(a)(b)	245,000	304,960
Infineon Technologies AG	567,610	6,752,815
Novatek Microelectronics Corp.	1,126,000	5,811,207
Sanken Electric Co., Ltd.	83,000	573,439
SCREEN Holdings Co., Ltd.	1,086,000	8,215,515
Sumco Corp.	521,500	8,733,351

		35,419,919

Software–1.5%
Capcom Co., Ltd.	21,600	429,098
Dassault Systemes	187,680	12,701,130
Open Text Corp.	24,060	1,270,105
Oracle Corp. Japan	128,700	5,538,438
SAP SE	31,471	2,274,640
SDL PLC(b)	63,890	412,027
UBISOFT Entertainment(b)	45,370	837,742

		23,463,180

Technology Hardware, Storage & Peripherals–0.7%
Asustek Computer, Inc.	1	10
Catcher Technology Co., Ltd.	561,000	5,867,056
Samsung Electronics Co., Ltd.	900	1,167,078
Samsung Electronics Co., Ltd. (GDR) (London)(a)	5,210	3,350,861

		10,385,005

		109,364,490

Telecommunication Services–6.0%
Diversified Telecommunication Services–3.2%
Belgacom SA	109,020	$3,814,426
Bezeq The Israeli Telecommunication Corp., Ltd.	3,391,622	6,315,680
Com Hem Holding AB(b)	55,100	447,856
Hellenic Telecommunications Organization SA(b)	22,290	197,424
Nippon Telegraph & Telephone Corp.	274,700	16,957,509
Singapore Telecommunications Ltd.	1,284,000	4,088,522
Swisscom AG (REG)	8,390	4,865,276
Telefonica Brasil SA (Preference Shares)	255,100	3,954,927
Telenor ASA	253,160	5,108,863
Telstra Corp., Ltd.	724,210	3,476,538

		49,227,021

Wireless Telecommunication Services–2.8%
China Mobile Ltd.	477,000	6,204,164
SK Telecom Co., Ltd.	17,580	4,325,848
SoftBank Corp.	246,500	14,356,011
Sunrise Communications Group AG(a)(b)	52,413	4,541,238
Vodafone Group PLC	4,436,379	14,517,263

		43,944,524

		93,171,545

Materials–5.5%
Chemicals–4.5%
Arkema SA	97,032	7,684,530
Chr Hansen Holding A/S	159,170	7,308,111
Croda International PLC	72,730	2,949,790
Denki Kagaku Kogyo KK	130,000	512,160
Essentra PLC	1,779,838	26,163,141
FUCHS PETROLUB SE (Preference Shares)	6,810	271,626
Givaudan SA (REG)(b)	1,630	2,944,834
Hyosung Corp.	6,800	530,292
IMCD Group NV(b)	54,049	1,820,781
JSR Corp.	589,700	10,211,943
Kansai Paint Co., Ltd.	44,000	800,789
Koninklijke DSM NV	134,935	7,520,522
LANXESS AG	7,410	394,101
Teijin Ltd.	146,000	495,350

		69,607,970

Construction Materials–0.4%
Boral Ltd.	1,270,070	6,156,565
Cementos Pacasmayo SAA	134,730	204,499
Cemex Latam Holdings SA(b)	60,770	315,536
West China Cement Ltd.	2,808,000	419,949

		7,096,549

Containers & Packaging–0.0%
Smurfit Kappa Group PLC	20,750	583,072

Metals & Mining–0.1%
BlueScope Steel Ltd.	92,912	294,501

12	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Company	Shares	U.S. $ Value

Dowa Holdings Co., Ltd.	63,000	$538,069
Western Areas Ltd.	127,540	344,529

		1,177,099

Paper & Forest Products–0.5%
Mondi PLC	378,640	7,276,326
Sappi Ltd.(b)	146,470	590,880

		7,867,206

		86,331,896

Energy–3.0%
Energy Equipment & Services–0.0%
Aker Solutions ASA(a)(b)	34,610	179,611
Deep Sea Supply PLC	331,956	148,490

		328,101

Oil, Gas & Consumable Fuels–3.0%
BG Group PLC	841,726	10,331,124
Gaztransport Et Technigaz SA	5,554	327,740
JX Holdings, Inc.	4,166,800	16,032,403
Petroleo Brasileiro SA (Sponsored ADR)	450,510	2,743,606
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	97,888	2,920,847
TOTAL SA	284,100	14,121,760

		46,477,480

		46,805,581

Utilities–2.2%
Electric Utilities–1.9%
EDP–Energias de Portugal SA	3,498,080	13,100,814
Electricite de France SA	248,590	5,960,762
Elia System Operator SA/NV	90,880	3,827,480
Power Assets Holdings Ltd.	678,500	6,895,452

		29,784,508

Independent Power and Renewable Electricity Producers–0.1%
Electric Power Development Co., Ltd.	14,800	498,569
Huadian Fuxin Energy Corp., Ltd.–Class H	1,062,000	519,303
Huadian Power International Corp. Ltd.–Class H	484,000	403,751

		1,421,623

Multi-Utilities–0.1%
United Utilities Group PLC	111,100	1,536,209

Water Utilities–0.1%
Cia de Saneamento Basico do Estado de Sao Paulo	96,100	533,261
CT Environmental Group Ltd.	396,000	426,586
Pennon Group PLC	43,420	530,341

		1,490,188

		34,232,528

Total Common Stocks (cost $1,376,032,137)		1,500,722,017

WARRANTS–1.9%

Financials–1.0%
Banks–0.1%
Bank of Baroda, JPMorgan Chase Bank, expiring 5/05/16(a)(b)	110,350	$289,387
Yes Bank Ltd., Merrill Lynch Intl & Co., expiring 6/25/18(b)	40,880	535,537

		824,924

Thrifts & Mortgage Finance–0.8%
Housing Development Finance Corp., Ltd., Deutsche Bank AG, expiring 1/30/17(a)(b)	586,810	12,356,747
LIC Housing Finance Ltd., JPMorgan Chase Bank, expiring 3/06/17(a)(b)	42,070	295,240

		12,651,987

Consumer Finance–0.1%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(b)	431,448	1,420,376
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/30/19(b)	49,340	882,843

		2,303,219

		15,780,130

Information Technology–0.5%
IT Services–0.5%
HCL Technologies Ltd., Merrill Lynch Intl & Co., expiring 11/29/18(b)	170,340	2,688,456
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(b)	34,950	1,429,571
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 1/08/19(b)	71,542	2,941,184

		7,059,211

Health Care–0.3%
Pharmaceuticals–0.3%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 12/19/18(b)	16,420	527,394
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(b)	222,800	3,653,104

		4,180,498

Consumer Discretionary–0.1%
Textiles, Apparel & Luxury Goods–0.1%
Titan Co., Ltd., JPMorgan Chase Bank, expiring 8/24/16(b)	193,510	1,215,070

Auto Components–0.0%
Motherson Sumi Systems Ltd., JPMorgan Chase Bank, expiring 11/05/18(b)	47,630	394,686

		1,609,756

Schedule of Investments—International Portfolio	13

Company	Shares	U.S. $ Value

Industrials–0.0%
Transportation Infrastructure–0.0%
Adani Ports & Special Economic Zone Ltd., Merrill Lynch Intl & Co., expiring 11/07/18(b)	73,640	$364,238

Energy–0.0%
Oil, Gas & Consumable Fuels–0.0%
Petronet LNG Ltd., Deutsch Bank AG, expiring 8/14/18(b)	128,250	354,660

Total Warrants (cost $21,758,617)		29,348,493

RIGHTS–0.0%

Telecommunication Services–0.0%
Diversified Telecommunication Services–0.0%
Com Hem Holding AB, expiring 4/21/15(b) (cost $0)	55,100	633

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–1.3%
Repurchase Agreements–1.3%
State Street Bank & Trust Co.	$20,008	$20,007,995

0.00%, dated 03/31/15 due 04/01/15 in the amount of $20,007,995 (collateralized by $18,225,000 U.S. Treasury Notes, 3.625% due 2/15/21, value $20,412,000) (cost $20,007,995)
Total Investments—99.2% (cost $1,417,798,749)		1,550,079,138

Other assets less liabilities—0.8%		12,629,539

Net Assets—100.0%		$1,562,708,677

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	GBP	2,716	USD	4,213	6/18/15	$186,318
Barclays Bank PLC	USD	8,860	JPY	1,056,775	6/18/15	(38,772)
BNP Paribas SA	GBP	19,125	USD	28,279	6/18/15	(75,852)
BNP Paribas SA	USD	4,174	GBP	2,716	6/18/15	(147,427)
Citibank	GBP	27,049	USD	40,187	6/18/15	83,823
Credit Suisse International	ILS	19,168	USD	4,822	6/18/15	4,181
Credit Suisse International	USD	25,663	EUR	23,679	6/18/15	(175,518)
Deutsche Bank AG	BRL	31,553	USD	10,915	4/02/15	1,028,364
Deutsche Bank AG	USD	9,836	BRL	31,553	4/02/15	50,696
Deutsche Bank AG	NOK	48,829	USD	6,069	6/18/15	18,963
Deutsche Bank AG	USD	18,419	JPY	2,202,353	6/18/15	(36,232)
Goldman Sachs Bank USA	KRW	4,382,844	USD	3,893	6/18/15	(48,023)
Goldman Sachs Bank USA	USD	25,678	SEK	219,294	6/18/15	(183,307)
HSBC Bank USA	CAD	28,534	USD	22,576	6/18/15	70,491
Morgan Stanley & Co., Inc.	EUR	12,440	USD	14,187	6/18/15	796,562
Morgan Stanley & Co., Inc.	ILS	17,785	USD	4,507	6/18/15	37,194
Morgan Stanley & Co., Inc.	JPY	1,056,775	USD	8,901	6/18/15	80,674
Morgan Stanley & Co., Inc.	USD	6,141	EUR	5,473	6/18/15	(249,735)
Royal Bank of Scotland PLC	USD	71,687	AUD	93,896	6/18/15	(478,476)
Royal Bank of Scotland PLC	USD	7,952	JPY	953,625	6/18/15	7,778
Royal Bank of Scotland PLC	USD	31,438	NZD	42,211	6/18/15	(114,669)
Standard Chartered Bank	HKD	437,577	USD	56,385	6/18/15	(49,871)
State Street Bank & Trust Co.	HKD	23,313	USD	3,005	6/18/15	(1,429)
State Street Bank & Trust Co.	USD	31,770	EUR	29,099	6/18/15	(448,369)
UBS AG	BRL	31,553	USD	9,836	4/02/15	(50,696)
UBS AG	USD	9,916	BRL	31,553	4/02/15	(29,672)
UBS AG	BRL	31,553	USD	9,834	5/05/15	28,992

						$265,988

14	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the aggregate market value of these securities amounted to $34,817,514 or 2.2% of net assets.
(b)	Non-income producing security.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non Voting Depositary Receipt

REG—Registered Shares

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

March 31, 2015 (unaudited)

Company	Shares	U.S. $ Value
COMMON STOCKS–98.7%
Financials–30.8%
Banks–19.8%
Axis Bank Ltd.	1,044,880	$9,334,456
Banco Bradesco SA (Preference Shares)	222,000	2,063,806
Banco Davivienda SA (Preference Shares)	385,677	3,752,934
Banco do Brasil SA	829,700	5,955,861
Banco Macro SA (ADR)	62,450	3,572,140
Bangkok Bank PCL (NVDR)	996,700	5,647,154
Bank Mandiri Persero Tbk PT	13,452,000	12,828,757
Bank of Baroda	2,360,260	6,155,053
Bank of China Ltd.–Class H	49,362,000	28,471,266
Bank of Communications Co., Ltd.–Class H	10,978,000	9,435,012
China CITIC Bank Corp. Ltd.–Class H	6,073,000	4,570,568
China Construction Bank Corp.–Class H	41,397,400	34,305,940
China Merchants Bank Co., Ltd.–Class H	4,329,500	10,559,909
Credicorp Ltd.	61,330	8,624,838
DGB Financial Group, Inc.	617,398	6,728,629
First Gulf Bank PJSC	399,665	1,587,299
HDFC Bank Ltd.	916,590	14,994,813
ICICI Bank Ltd.	631,150	3,188,361
ICICI Bank Ltd. (Sponsored ADR)	364,300	3,774,148
Industrial & Commercial Bank of China Ltd.–Class H	17,073,000	12,606,510
Itausa–Investimentos Itau SA (Preference Shares)	1,957,300	6,120,491
Kasikornbank PCL (NVDR)	877,400	6,169,379
KB Financial Group, Inc.	733,917	25,906,389
Komercni banka AS	40,499	8,735,571
Punjab National Bank(a)	1,486,355	3,423,324
Shinhan Financial Group Co., Ltd.	466,040	17,509,029
State Bank of India	453,200	1,929,805
Union Bank of India	479,778	1,195,659

		259,147,101

Capital Markets–0.1%
China Cinda Asset Management Co., Ltd.–Class H(a)	1,534,931	760,239

Consumer Finance–1.1%
Muthoot Finance Ltd.	1,470,823	4,821,756
Shriram Transport Finance Co., Ltd.	561,191	9,961,455

		14,783,211

Diversified Financial Services–0.7%
Cielo SA	198,200	2,837,417

Schedule of Investments—Emerging Markets Portfolio	15

Company	Shares	U.S. $ Value
Power Finance Corp. Ltd.	1,044,580	$4,528,180
Premium Leisure Corp.	73,959,000	2,415,905

		9,781,502

Insurance–2.5%
AIA Group Ltd.	3,063,400	19,213,797
BB Seguridade Participacoes SA	1,035,500	10,641,976
New China Life Insurance Co., Ltd.–Class H	567,600	3,152,934

		33,008,707

Real Estate Management & Development–4.5%
Ayala Land, Inc.	11,915,300	10,242,001
China Resources Land Ltd.	1,252,000	3,546,487
China Vanke Co., Ltd.–Class H(a)	1,965,400	4,627,531
CIFI Holdings Group Co., Ltd.	13,848,000	3,147,382
Emaar Properties PJSC	769,381	1,376,712
Global Logistic Properties Ltd.	8,246,000	15,915,558
Huaku Development Co., Ltd.	627,000	1,279,456
Kaisa Group Holdings Ltd.(b)(c)	4,618,000	929,241
KWG Property Holding Ltd.	12,647,800	8,956,743
Shimao Property Holdings Ltd.	660,000	1,384,877
Sunac China Holdings Ltd.	8,203,000	7,116,878

		58,522,866

Thrifts & Mortgage Finance–2.1%
Housing Development Finance Corp. Ltd.	1,165,525	24,510,927
LIC Housing Finance Ltd.	401,195	2,802,562

		27,313,489

		403,317,115

Information Technology–19.5%
Communications Equipment–0.8%
BYD Electronic International Co., Ltd.	8,199,000	10,356,585

Electronic Equipment, Instruments & Components–1.2%
Delta Electronics, Inc.	750,000	4,726,077
Ju Teng International Holdings Ltd.	4,620,000	2,693,582
LG Display Co., Ltd.	102,360	2,896,780
Samsung Electro-Mechanics Co., Ltd.	85,240	5,900,435

		16,216,874

Internet Software & Services–3.5%
Alibaba Group Holding Ltd. (ADR)(a)	37,880	3,153,131
Baidu, Inc. (Sponsored ADR)(a)	92,526	19,282,419
Just Dial Ltd.	165,458	3,502,138
Tencent Holdings Ltd.	1,027,600	19,527,282

		45,464,970

IT Services–2.3%
HCL Technologies Ltd.	1,211,618	18,973,866
QIWI PLC (Sponsored ADR)	40,223	966,157
Tata Consultancy Services Ltd.	241,310	9,871,225

		29,811,248

Semiconductors & Semiconductor Equipment–7.0%
Advanced Semiconductor Engineering, Inc.	11,319,794	$15,328,512
Advanced Semiconductor Engineering, Inc. (ADR)	991,200	7,136,640
Hua Hong Semiconductor Ltd.(a)(d)	1,359,000	1,691,596
Kinsus Interconnect Technology Corp.	2,442,000	7,821,439
Novatek Microelectronics Corp.	1,188,000	6,131,184
SK Hynix, Inc.	395,750	16,165,051
Taiwan Semiconductor Manufacturing Co., Ltd.	8,016,120	37,255,400

		91,529,822

Technology Hardware, Storage & Peripherals–4.7%
Asustek Computer, Inc.	946,000	9,510,128
Casetek Holdings Ltd.	1,329,000	7,163,056
Catcher Technology Co., Ltd.	1,443,000	15,091,197
Inventec Corp.	2,395,000	1,729,624
Samsung Electronics Co., Ltd.	21,131	27,401,693

		60,895,698

		254,275,197

Consumer Discretionary–17.6%
Automobiles–2.8%
Great Wall Motor Co., Ltd.–Class H	1,366,500	9,633,336
Hyundai Motor Co.	39,130	5,925,911
Kia Motors Corp.	127,030	5,162,234
Tata Motors Ltd.	640,630	5,595,430
Tata Motors Ltd.–Class A	1,861,100	9,882,715

		36,199,626

Diversified Consumer Services–2.8%
Estacio Participacoes SA	1,748,100	10,154,869
Kroton Educacional SA	2,030,400	6,546,291
New Oriental Education & Technology Group, Inc. (ADR)(a)	312,233	6,922,206
TAL Education Group (ADR)(a)	379,962	12,622,338

		36,245,704

Hotels, Restaurants & Leisure–2.6%
Ajisen China Holdings Ltd.	6,397,000	3,660,226
Galaxy Entertainment Group Ltd.	560,000	2,535,389
Melco International Development Ltd.	4,030,000	6,781,560
NagaCorp Ltd.	3,566,000	2,358,495
Yum! Brands, Inc.	235,610	18,547,219

		33,882,889

Household Durables–1.3%
Even Construtora e Incorporadora SA	1,486,700	2,058,941
Hanssem Co., Ltd.	33,183	5,513,707
Rossi Residencial SA(a)	278,219	227,523
Skyworth Digital Holdings Ltd.	12,436,000	9,768,139

		17,568,310

16	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Company	Shares	U.S. $ Value
Internet & Catalog Retail–1.4%
JD.com, Inc. (ADR)(a)	172,326	$5,062,938
Vipshop Holdings Ltd. (ADR)(a)	459,080	13,515,315

		18,578,253

Media–2.5%
Naspers Ltd.–Class N	168,260	25,809,549
Smiles SA	354,900	5,615,594
Surya Citra Media Tbk PT	6,626,000	1,719,217

		33,144,360

Multiline Retail–0.5%
Matahari Department Store Tbk PT	4,803,000	7,222,821

Specialty Retail–0.6%
Foschini Group Ltd. (The)	337,642	5,020,037
Luk Fook Holdings International Ltd.	896,000	2,498,489

		7,518,526

Textiles, Apparel & Luxury Goods–3.1%
Cie Financiere Richemont SA (Johannesburg)	1,682,943	13,533,690
Eclat Textile Co., Ltd.	1,156,440	15,153,693
Titan Co., Ltd.	849,144	5,294,371
Yue Yuen Industrial Holdings Ltd.	1,788,000	6,361,364

		40,343,118

		230,703,607

Telecommunication Services–6.1%
Diversified Telecommunication Services–1.5%
China Telecom Corp., Ltd.–Class H	17,776,000	11,364,398
Telefonica Brasil SA (Preference Shares)	497,700	7,716,062

		19,080,460

Wireless Telecommunication Services–4.6%
China Mobile Ltd.	1,983,500	25,798,657
SK Telecom Co., Ltd.	62,680	15,423,444
Tower Bersama Infrastructure Tbk PT	18,089,500	13,108,834
Turkcell Iletisim Hizmetleri AS(a)	1,167,190	5,986,610

		60,317,545

		79,398,005

Industrials–5.5%
Airlines–0.5%
Air Arabia PJSC	4,170,300	1,607,642
Turk Hava Yollari AO(a)	1,510,867	4,984,098

		6,591,740

Commercial Services & Supplies–0.2%
APR Energy PLC	487,664	2,741,601

Construction & Engineering–1.6%
China Railway Group Ltd.–Class H	5,971,000	6,099,372
Daelim Industrial Co., Ltd.	84,860	4,928,814
IRB Infrastructure Developers Ltd.	1,137,850	$4,447,279
Larsen & Toubro Ltd.	179,490	4,926,701

		20,402,166

Electrical Equipment–0.6%
Amara Raja Batteries Ltd.	603,264	8,052,335

Industrial Conglomerates–1.7%
Alliance Global Group, Inc.	15,849,300	9,375,615
Bidvest Group Ltd. (The)	256,978	6,951,267
SM Investments Corp.	264,037	5,309,960

		21,636,842

Professional Services–0.3%
51job, Inc. (ADR)(a)	143,046	4,615,379

Road & Rail–0.6%
CAR, Inc.(a)	3,250,000	6,165,163
Globaltrans Investment PLC (Sponsored GDR)(d)	358,272	1,619,390

		7,784,553

		71,824,616

Consumer Staples–5.2%
Food & Staples Retailing–2.8%
7-Eleven Malaysia Holdings Bhd	4,717,509	2,038,076
Bizim Toptan Satis Magazalari AS	109,634	644,334
CP ALL PCL	1,218,300	1,535,043
Lenta Ltd. (GDR)(a)(d)	1,047,334	8,064,472
Magnit PJSC (Sponsored GDR)(d)	249,070	12,695,654
Olam International Ltd.	3,731,181	5,384,888
X5 Retail Group NV (GDR)(a)(d)	402,518	6,175,698

		36,538,165

Food Products–1.0%
Gruma SAB de CV–Class B	223,875	2,848,651
JBS SA	992,800	4,417,214
MHP SA (GDR)(d)	178,090	1,677,365
Universal Robina Corp.	372,150	1,879,819
WH Group Ltd.(a)(d)	4,003,500	2,279,192

		13,102,241

Tobacco–1.4%
British American Tobacco PLC	361,510	18,720,438

		68,360,844

Materials–4.3%
Chemicals–1.8%
Huabao International Holdings Ltd.	4,079,000	3,048,597
Hyosung Corp.	160,010	12,478,240
UPL Ltd.	1,191,620	8,412,076

		23,938,913

Construction Materials–0.7%
Cemex Latam Holdings SA(a)	400,385	2,078,922
Grasim Industries Ltd.	13,134	761,256

Schedule of Investments—Emerging Markets Portfolio	17

Company	Shares	U.S. $ Value

Grasim Industries Ltd. (GDR)(d)	65,566	$3,803,942
West China Cement Ltd.	13,990,400	2,092,328

		8,736,448

Metals & Mining–0.9%
KGHM Polska Miedz SA	37,840	1,195,899
Koza Altin Isletmeleri AS	359,630	3,891,140
MMC Norilsk Nickel OJSC (ADR)	151,260	2,687,134
Real Gold Mining Ltd.(a)(b)(c)	1,788,000	23
Tata Steel Ltd.	739,750	3,742,332

		11,516,528

Paper & Forest Products–0.9%
China Forestry Holdings Co., Ltd.(a)(b)(c)	6,430,000	83
Nine Dragons Paper Holdings Ltd.	5,364,000	3,354,141
Sappi Ltd.(a)	2,125,644	8,575,131

		11,929,355

		56,121,244

Energy–3.8%
Oil, Gas & Consumable Fuels–3.8%
Gazprom OAO (Sponsored ADR)	1,876,892	8,849,546
KazMunaiGas Exploration Production JSC (GDR)(d)	220,704	2,727,289
Lukoil OAO (London) (Sponsored ADR)	421,000	19,336,530
Petroleo Brasileiro SA (Sponsored ADR)	1,445,389	8,802,419
Petronet LNG Ltd.	2,050,208	5,642,133
Tatneft OAO (Sponsored ADR)	149,987	4,463,719

		49,821,636

Health Care–3.5%
Health Care Providers & Services–0.7%
Bangkok Dusit Medical Services PCL–Class F	459,000	277,883
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	3,119,700	8,242,878

		8,520,761

Pharmaceuticals–2.8%
Aspen Pharmacare Holdings Ltd.(a)	149,170	4,713,245
Lupin Ltd.	209,917	6,715,499
Richter Gedeon Nyrt	166,170	2,279,480
Sun Pharmaceutical Industries Ltd.	1,410,875	23,018,130

		36,726,354

		45,247,115

Utilities–2.4%
Electric Utilities–0.1%
Light SA	463,700	2,092,175

Company		Shares	U.S. $ Value
Independent Power and Renewable Electricity Producers–1.7%
Datang International Power Generation Co., Ltd.–Class H		14,082,000	$7,219,953
Huadian Power International Corp. Ltd.–Class H		10,200,000	8,508,796
NTPC Ltd.		2,566,850	6,061,246

			21,789,995

Water Utilities–0.6%
Cia de Saneamento Basico do Estado de Sao Paulo		861,200	4,778,823
Cia de Saneamento de Minas Gerais-COPASA		522,600	3,029,280

			7,808,103

			31,690,273

Total Common Stocks (cost $1,219,109,998)			1,290,759,652

WARRANTS–0.3%
Financials–0.3%
Banks–0.3%
Commercial Bank of Qatar QSC (The), Deutsche Bank AG, expiring 5/26/17(a) (cost $4,715,801)		276,856	4,182,115

Principal Amount (000)
CORPORATES–INVESTMENT GRADE–0.1%
Utilities–0.1%
Electric–0.1%
NTPC Ltd. 8.49%, 3/25/25(b)(c) (cost $513,740)	INR	32,087	520,168

SHORT-TERM INVESTMENTS–0.2%
Repurchase Agreements–0.2%
State Street Bank & Trust Co.		2,277	2,277,023
0.00%, dated 03/31/15 due 04/01/15 in the amount of $2,277,023 (collateralized by $2,075,000 U.S. Treasury Notes, 3.625% due 2/15/21, value $2,324,000) (cost $2,277,023)
Total Investments—99.3% (cost $1,226,616,562)			1,297,738,958

Other assets less liabilities—0.7%			9,768,500

Net Assets—100.0%			$1,307,507,458

18	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

(a)	Non-income producing security.
(b)	Illiquid security.
(c)	Fair valued by the Adviser.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the aggregate market value of these securities amounted to $40,734,598 or 3.1% of net assets.

Currency Abbreviations:

INR—Indian Rupee

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSC—Joint Stock Company

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

See notes to financial statements.

Schedule of Investments—Emerging Markets Portfolio	19

SCB–ST–1946–0315

Sanford C. Bernstein Fund, Inc.

March 31, 2015

Schedule of Investments To the Semi-Annual
Report For the Taxable Bond Portfolios

Intermediate Duration

Short Duration Plus

U.S. Government Short Duration

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

March 31, 2015 (unaudited)

	Principal Amount (000)		U.S. $ Value

CORPORATES-INVESTMENT GRADE–21.8%
Industrial–13.1%
Basic–1.3%
Basell Finance Co. BV 8.10%, 3/15/27(a)	U.S.$	3,560	$4,902,369
Cia Minera Milpo SAA 4.625%, 3/28/23(a)		5,011	4,999,770
Dow Chemical Co. (The) 7.375%, 11/01/29		700	949,642
8.55%, 5/15/19		3,226	4,039,010
Glencore Funding LLC 4.125%, 5/30/23(a)		2,622	2,670,227
International Paper Co. 3.65%, 6/15/24		1,794	1,829,121
4.75%, 2/15/22		3,860	4,267,273
LyondellBasell Industries NV 5.75%, 4/15/24		6,074	7,159,831
Minsur SA 6.25%, 2/07/24(a)		7,730	8,579,411
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		4,581	4,168,710
Vale Overseas Ltd. 6.875%, 11/21/36		1,825	1,765,140

			45,330,504

Capital Goods–0.7%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		4,673	3,773,448
Owens Corning 6.50%, 12/01/16(b)		480	516,080
Republic Services, Inc. 3.80%, 5/15/18		8	8,482
5.25%, 11/15/21		4,903	5,630,904
5.50%, 9/15/19		6,718	7,616,351
United Technologies Corp. 4.875%, 5/01/15		5	5,012
Yamana Gold, Inc. 4.95%, 7/15/24		7,731	7,601,212

			25,151,489

Communications-Media–2.0%
21st Century Fox America, Inc. 6.15%, 2/15/41		5,925	7,660,261
6.55%, 3/15/33		3,525	4,674,203
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 1.75%, 1/15/18		15	15,002
3.80%, 3/15/22		3,001	3,110,498
4.45%, 4/01/24		4,224	4,511,194
4.60%, 2/15/21		3,225	3,526,463
	Principal Amount (000)		U.S. $ Value
5.00%, 3/01/21	U.S.$	4,920	$5,476,206
Discovery Communications LLC 3.45%, 3/15/25		4,849	4,845,101
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(c)		3,075	3,186,469
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(d)		5,187	5,499,257
Omnicom Group, Inc. 3.625%, 5/01/22		1,408	1,476,551
Time Warner Cable, Inc. 4.00%, 9/01/21		12	12,845
4.125%, 2/15/21		9,385	10,093,446
4.50%, 9/15/42		982	1,007,300
8.75%, 2/14/19		10	12,345
Time Warner, Inc. 3.55%, 6/01/24		2,776	2,874,981
4.70%, 1/15/21		5,650	6,290,218
Viacom, Inc. 5.25%, 4/01/44		3,368	3,613,820
5.625%, 9/15/19		2,220	2,507,479

			70,393,639

Communications-Telecommunications–1.8%
America Movil SAB de CV 3.125%, 7/16/22		7,159	7,281,419
American Tower Corp. 5.05%, 9/01/20		10,745	11,868,669
AT&T, Inc. 1.40%, 12/01/17		16	15,915
4.80%, 6/15/44		1,214	1,243,174
5.35%, 9/01/40		2,103	2,295,038
5.80%, 2/15/19		50	56,658
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		10,746	12,117,695
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	1,130	978,756
SBA Tower Trust 2.898%, 10/15/19(a)	U.S.$	7,996	8,093,183
Telefonica Emisiones SAU 5.462%, 2/16/21		4,705	5,377,034
Verizon Communications, Inc. 6.55%, 9/15/43		12,928	16,834,312

			66,161,853

Consumer Cyclical-Automotive–0.6%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		4,755	4,811,508
5.00%, 5/15/18		11,532	12,575,265
5.875%, 8/02/21		4,933	5,807,138

			23,193,911

Consumer Cyclical-Restaurants–0.0%
McDonald’s Corp. 5.00%, 2/01/19		25	28,114

Consumer Cyclical-Retailers–0.3%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		36	38,427

Schedule of Investments—Intermediate Duration Portfolio	1

	Principal Amount (000)		U.S. $ Value
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24	U.S.$	9,065	$9,372,775

			9,411,202

Consumer Non-Cyclical–2.1%
Actavis Funding SCS 3.80%, 3/15/25		7,992	8,247,984
3.85%, 6/15/24		2,531	2,614,369
Altria Group, Inc. 2.625%, 1/14/20		9,075	9,220,554
Bayer US Finance LLC 3.375%, 10/08/24(a)		2,702	2,812,704
Becton Dickinson and Co. 3.734%, 12/15/24		3,952	4,136,167
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		5,363	5,425,602
8.50%, 6/15/19		5	6,161
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		6,479	6,648,491
Kroger Co. (The) 3.40%, 4/15/22		8,097	8,365,116
Medtronic, Inc. 3.50%, 3/15/25(a)		9,065	9,476,469
Perrigo Finance PLC 3.50%, 12/15/21		492	509,120
Reynolds American, Inc. 3.25%, 11/01/22		5,431	5,404,133
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		3,518	3,798,409
Tyson Foods, Inc. 2.65%, 8/15/19		1,788	1,830,819
3.95%, 8/15/24		5,908	6,241,707

			74,737,805

Energy–2.8%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43(e)		3,212	2,687,121
Encana Corp. 3.90%, 11/15/21		3,815	3,992,363
Energy Transfer Partners LP 6.70%, 7/01/18		3,915	4,445,952
7.50%, 7/01/38		7,035	8,890,756
Enterprise Products Operating LLC 3.35%, 3/15/23		5	5,055
5.20%, 9/01/20		2,133	2,403,368
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		12,863	13,064,203
4.15%, 3/01/22		3,287	3,384,525
National Oilwell Varco, Inc. 2.60%, 12/01/22		14	13,757
Noble Energy, Inc. 3.90%, 11/15/24		4,729	4,811,024
8.25%, 3/01/19		10,609	12,691,833
Noble Holding International Ltd. 4.90%, 8/01/20		382	370,048
Reliance Holding USA, Inc. 5.40%, 2/14/22(a)		6,968	7,642,210
Sunoco Logistics Partners Operations LP 5.30%, 4/01/44	U.S.$	3,870	$3,992,478
TransCanada PipeLines Ltd. 6.35%, 5/15/67		12,800	12,416,000
Valero Energy Corp. 6.125%, 2/01/20		6,995	8,103,379
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		6,870	7,870,279
Williams Partners LP 4.125%, 11/15/20		4,549	4,739,175

			101,523,526

Other Industrial–0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(a)		2,724	2,712,824

Technology–0.7%
Hewlett-Packard Co. 4.65%, 12/09/21		2,366	2,588,227
KLA-Tencor Corp. 4.65%, 11/01/24		6,404	6,725,679
Motorola Solutions, Inc. 7.50%, 5/15/25		985	1,217,090
Seagate HDD Cayman 4.75%, 1/01/25(a)		3,629	3,757,800
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		5,733	5,940,128
Total System Services, Inc. 2.375%, 6/01/18		2,940	2,956,999
3.75%, 6/01/23		3,042	3,035,700

			26,221,623

Transportation-Airlines–0.1%
Southwest Airlines Co. 5.75%, 12/15/16		4,235	4,540,945

Transportation-Services–0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		6,813	6,869,875
5.00%, 4/07/18(a)		6,572	7,067,108
Ryder System, Inc. 5.85%, 11/01/16		3,664	3,916,270
7.20%, 9/01/15		3,547	3,636,122

			21,489,375

			470,896,810

Financial Institutions–7.7%
Banking–4.1%
American Express Co. 2.65%, 12/02/22		17	16,913
Bank of America Corp. 3.30%, 1/11/23		2,739	2,774,714
5.625%, 7/01/20		2,100	2,421,037
Series 1 3.75%, 7/12/16		25	25,769
Series B 5.30%, 9/30/15		30	30,652

2	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
Series L 5.65%, 5/01/18	U.S.$	5,700	$6,322,828
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	1,961	2,751,326
Bear Stearns Cos., LLC (The) 5.30%, 10/30/15	U.S.$	5	5,129
BPCE SA 5.70%, 10/22/23(a)		1,991	2,201,934
Citigroup, Inc. 3.875%, 3/26/25		6,580	6,602,359
Compass Bank 5.50%, 4/01/20		14,784	16,207,507
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands 3.95%, 11/09/22		1,581	1,636,654
Countrywide Financial Corp. 6.25%, 5/15/16		5,826	6,128,999
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25(a)		10,795	10,921,237
Goldman Sachs Group, Inc. (The) 3.625%, 2/07/16		12	12,257
3.85%, 7/08/24		10,315	10,795,390
5.25%, 7/27/21		6	6,823
5.625%, 1/15/17		10	10,723
Series D 6.00%, 6/15/20		12,435	14,513,659
JPMorgan Chase & Co. 6.125%, 6/27/17		50	54,787
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		9,248	9,930,373
Morgan Stanley 3.75%, 2/25/23		8	8,379
5.625%, 9/23/19		3,033	3,452,379
7.25%, 4/01/32		15	20,903
Series G 5.50%, 7/24/20		3,953	4,533,941
Murray Street Investment Trust I 4.647%, 3/09/17		1,107	1,173,098
Nationwide Building Society 6.25%, 2/25/20(a)		13,470	16,003,222
Nordea Bank AB 6.125%, 9/23/24(a)(d)		498	513,876
PNC Funding Corp. 5.125%, 2/08/20		5	5,713
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(d)		3,880	4,030,350
Santander UK PLC 5.00%, 11/07/23(a)		5,085	5,475,869
Standard Chartered PLC 4.00%, 7/12/22(a)		6,689	6,876,292
UBS AG/Stamford CT 7.625%, 8/17/22		5,982	7,255,430
Wells Fargo Bank NA 6.18%, 2/15/36		4,549	5,727,191

			148,447,713

Finance–0.2%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)	U.S.$	4,965	$5,791,017
General Electric Capital Corp. Series G 5.625%, 5/01/18		20	22,457
HSBC Finance Corp. 6.676%, 1/15/21		110	130,617

			5,944,091

Insurance–2.1%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		3,185	3,437,813
American International Group, Inc. 4.875%, 6/01/22		6,703	7,617,651
6.40%, 12/15/20		5,975	7,237,607
Coventry Health Care, Inc. 5.95%, 3/15/17		2,515	2,747,698
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(a)(d)		3,683	3,977,640
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)		4,804	6,878,987
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		3,400	3,874,365
5.50%, 3/30/20		6,904	7,926,496
6.10%, 10/01/41		5	6,530
Lincoln National Corp. 8.75%, 7/01/19		3,071	3,864,199
MetLife Capital Trust IV 7.875%, 12/15/37(a)		5,200	6,890,000
MetLife, Inc. 4.75%, 2/08/21		1,570	1,774,876
7.717%, 2/15/19		2,169	2,627,839
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		2,673	4,312,915
Prudential Financial, Inc. 4.50%, 11/15/20		8	8,902
5.625%, 6/15/43		8,035	8,517,100
XLIT Ltd. 4.45%, 3/31/25		4,491	4,520,066
6.25%, 5/15/27		5	6,230

			76,226,914

Other Finance–0.3%
ORIX Corp. 4.71%, 4/27/15		9,573	9,595,037

REITS–1.0%
HCP, Inc. 5.375%, 2/01/21		12,835	14,449,605
Health Care REIT, Inc. 5.25%, 1/15/22		12,820	14,449,268
Trust F/1401 5.25%, 12/15/24(a)		5,937	6,382,275

			35,281,148

			275,494,903

Schedule of Investments—Intermediate Duration Portfolio	3

	Principal Amount (000)			U.S. $ Value
Utility–1.0%
Electric–0.7%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36	U.S.$	6,760		$8,811,768
CMS Energy Corp. 5.05%, 3/15/22		1,476		1,688,238
Constellation Energy Group, Inc. 5.15%, 12/01/20		2,362		2,668,049
Duke Energy Carolinas LLC 3.90%, 6/15/21		4		4,412
Exelon Generation Co. LLC 4.25%, 6/15/22		3,830		4,041,194
TECO Finance, Inc. 4.00%, 3/15/16		2,925		3,011,077
5.15%, 3/15/20		3,625		4,102,297

				24,327,035

Natural Gas–0.3%
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		12,130		12,896,616

				37,223,651

Total Corporates–Investment Grade (cost $728,303,146)				783,615,364

MORTGAGE PASS-THROUGHS–20.6%
Agency Arms–0.0%
Federal Home Loan Mortgage Corp. Series 2006 2.665%, 12/01/36(b)		2		1,732
Series 2007 2.795%, 3/01/37(b)		2		2,490

				4,222

Agency Fixed Rate 15-year–1.6%
Federal Home Loan Mortgage Corp. Gold 6.00%, 7/01/17		2		2,039
Federal National Mortgage Association 3.00%, 5/01/30, TBA		54,258		56,771,670

				56,773,709

Agency Fixed Rate 30-year–19.0%
Federal Home Loan Mortgage Corp. Gold 5.00%, 8/01/33		5		5,366
Series 2007 4.50%, 1/01/37–3/01/37		86		95,617
5.50%, 7/01/35		2,592		2,931,356
Federal National Mortgage Association 3.00%, 5/01/38–9/01/43		58,456		59,864,969
3.50%, 12/01/41–3/01/45		42,798		45,495,782
3.50%, 5/01/45, TBA		135,760		142,277,749
4.00%, 12/01/41		126		134,825
4.00%, 5/01/45, TBA		272,140		290,530,672
4.50%, 3/01/41–11/01/44		576		629,062
4.50%, 5/25/45, TBA		100,891		109,782,019
5.50%, 11/01/33–9/01/36		3,327		3,764,668
6.50%, 8/01/31–8/01/34	U.S.$	10		$12,206
Series 1996 8.50%, 11/15/26		0	**	498
Series 2003 5.50%, 4/01/33–7/01/33		8,609		9,719,021
Series 2004 5.50%, 4/01/34–11/01/34		7,399		8,367,663
Series 2005 5.50%, 2/01/35		6,908		7,816,064
Series 2006 5.50%, 4/01/36		1,375		1,553,841
Series 2012 3.50%, 5/01/42		10		10,329

				682,991,707

Total Mortgage Pass-Throughs (cost $730,050,516)				739,769,638

GOVERNMENTS-TREASURIES–18.6%
Brazil–0.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	47,825		14,209,696

United States–18.2%
U.S. Treasury Bonds 3.00%, 11/15/44	U.S.$	7,693		8,428,914
3.125%, 8/15/44		14,806		16,588,509
3.375%, 5/15/44		5,710		6,688,588
3.625%, 8/15/43–2/15/44		20,148		24,627,272
3.75%, 11/15/43		10,205		12,748,280
4.375%, 2/15/38		27,410		36,712,135
4.50%, 2/15/36		23,360		31,822,534
4.75%, 2/15/37		5		7,036
8.125%, 8/15/19–8/15/21		986		1,347,168
U.S. Treasury Notes 1.00%, 8/31/16		27,705		27,934,425
1.375%, 3/31/20		73,690		73,701,496
1.50%, 10/31/19		18,940		19,089,455
1.75%, 9/30/19–5/15/23		64,567		64,413,977
2.00%, 11/15/21–2/15/25		24,773		25,076,106
2.125%, 8/15/21		630		648,457
2.25%, 11/15/24		8,169		8,397,602
2.375%, 8/15/24(f)		22,691		23,587,686
2.50%, 8/15/23–5/15/24		153,018		160,910,822
2.75%, 11/15/23–2/15/24		102,550		109,918,390

				652,648,852

Total Governments–Treasuries (cost $630,526,755)				666,858,548

ASSET-BACKED SECURITIES – 14.3%
Autos-Fixed Rate–8.1%
Ally Master Owner Trust Series 2012-4, Class A 1.72%, 7/15/19		11,565		11,664,875

4	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
Series 2014-1, Class A2 1.29%, 1/15/19	U.S.$	13,416	$13,477,614
AmeriCredit Automobile Receivables Trust Series 2013-3, Class A3 0.92%, 4/09/18		14,652	14,664,222
Series 2013-4, Class A3 0.96%, 4/09/18		5,735	5,738,876
Series 2013-5, Class A2A 0.65%, 3/08/17		1,008	1,008,166
Series 2014-1, Class A3 0.90%, 2/08/19		6,050	6,040,712
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)		2,518	2,517,946
Series 2014-A, Class A2 0.81%, 11/15/22(a)		3,809	3,802,633
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)		16,846	17,414,249
Series 2014-1A, Class A 2.46%, 7/20/20(a)		6,834	6,901,462
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		3,937	3,954,205
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		715	715,489
Series 2013-3, Class A2 1.04%, 11/21/16		10,070	10,079,892
Series 2014-1, Class B 2.22%, 1/22/19		1,960	1,983,718
CarMax Auto Owner Trust Series 2012-1, Class A3 0.89%, 9/15/16		517	517,043
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(a)		4,515	4,495,667
Series 2014-B, Class A 1.11%, 11/15/18(a)		4,791	4,777,118
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		2,687	2,687,455
Series 2014-2, Class A2 1.05%, 3/20/20(a)		7,000	7,003,362
Series 2015-1, Class A2 1.30%, 9/20/20(a)		12,706	12,722,696
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(a)		340	340,258
Series 2013-1A, Class A 1.29%, 10/16/17(a)		1,033	1,034,288
Series 2014-1A, Class A 1.29%, 5/15/18(a)		2,192	2,196,035
Series 2014-2A, Class A 1.06%, 8/15/18(a)	U.S.$	2,204	$2,198,042
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		8,250	8,266,558
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)		1,390	1,391,108
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(a)	CAD	2,237	1,768,307
Series 2014-R2A, Class A1 1.353%, 3/15/16(a)		1,873	1,479,399
Ford Credit Auto Lease Trust Series 2014-B, Class A3 0.89%, 9/15/17	U.S.$	6,000	5,999,827
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17		8,095	8,115,569
Series 2012-D, Class B 1.01%, 5/15/18		3,805	3,790,592
Series 2014-2, Class A 2.31%, 4/15/26(a)		14,327	14,540,998
Ford Credit Floorplan Master Owner Trust Series 2014-1, Class A1 1.20%, 2/15/19		9,394	9,417,478
Fordf Series 2015-2, Class A1 1.98%, 1/15/22		9,202	9,179,141
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17		12,888	12,888,241
Harley-Davidson Motorcycle Trust Series 2012-1, Class A3 0.68%, 4/15/17		1,511	1,511,927
Series 2014-1, Class A3 1.10%, 9/15/19		9,130	9,138,591
Series 2015-1, Class A3 1.41%, 6/15/20		5,832	5,836,241
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(a)		7,345	7,345,279
Series 2013-1A, Class A2 1.83%, 8/25/19(a)		21,065	20,955,513
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		3,525	3,569,341
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		1,050	1,050,433
Series 2014-A, Class A2A 0.48%, 6/15/16		7,139	7,140,942
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17		8,338	8,349,187

Schedule of Investments—Intermediate Duration Portfolio	5

	Principal Amount (000)		U.S. $ Value
Series 2013-5, Class A2A 0.64%, 4/17/17	U.S.$	128	$128,362
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		10,997	10,990,194

			290,789,251

Autos-Floating Rate–1.9%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.575%, 9/15/17(a)(b)		9,336	9,343,344
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.556%, 7/20/19(b)		12,455	12,443,429
Series 2015-1, Class A 0.676%, 1/20/20(b)		12,184	12,184,014
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.725%, 12/10/27(a)(b)		11,025	11,035,439
Series 2014-1, Class A 0.575%, 4/10/28(a)(b)		7,735	7,735,000
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 0.921%, 10/25/19(a)(b)		4,874	4,874,015
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 1.676%, 10/20/20(a)(b)		9,708	9,708,403

			67,323,644

Credit Cards-Fixed Rate–1.8%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		4,458	4,473,332
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		11,514	11,763,383
Citibank Credit Card Issuance Trust Series 2012-A1, Class A1 0.55%, 10/10/17		14,150	14,153,659
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		8,266	8,270,331
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		12,000	12,109,272
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		7,890	7,960,442
Series 2013-A, Class A 1.61%, 12/15/21		4,353	4,361,218

			63,091,637

Credit Cards-Floating Rate–1.3%
Barclays Dryrock Issuance Trust Series 2014-2, Class A 0.515%, 3/16/20(b)	U.S.$	10,300	$10,288,179
Cabela’s Credit Card Master Note Trust Series 2012-1A, Class A2 0.705%, 2/18/20(a)(b)		7,700	7,722,530
Series 2014-1, Class A 0.525%, 3/16/20(b)		1,880	1,880,103
Discover Card Execution Note Trust Series 2015-A1, Class A1 0.525%, 8/17/20(b)		11,732	11,738,805
First National Master Note Trust Series 2013-2, Class A 0.705%, 10/15/19(b)		8,650	8,672,102
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.555%, 12/15/19(b)		8,125	8,139,966

			48,441,685

Other Abs-Fixed Rate–1.0%
CIT Equipment Collateral Series 2013-VT1, Class A3 1.13%, 7/20/20(a)		9,581	9,601,369
Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		8,966	8,962,374
CNH Capital Canada Receivables Trust Series 2014-1A, Class A1 1.388%, 3/15/17(a)	CAD	1,785	1,409,303
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21	U.S.$	6,051	6,070,432
Series 2015-A, Class A4 1.85%, 4/15/21		6,392	6,418,609
Macquarie Equipment Funding Trust Series 2014-A, Class A2 0.80%, 11/21/16(a)		5,414	5,421,114

			37,883,201

Home Equity Loans-Floating Rate–0.2%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.299%, 12/25/32(b)		1,227	1,177,404
GSAA Trust Series 2006-5, Class 2A3 0.444%, 3/25/36(b)		8,141	5,540,962
Residential Asset Securities Corp. Trust Series 2003-KS3, Class A2 0.774%, 5/25/33(b)		154	140,395
Wells Fargo Home Equity Trust Series 2004-1, Class 1A 0.474%, 4/25/34(b)		8	7,403

			6,866,164

Total Asset-Backed Securities (cost $514,125,584)			514,395,582

6	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Principal Amount (000)			U.S. $ Value
COMMERCIAL MORTGAGE-BACKED SECURITIES–9.7%
Non-Agency Fixed Rate CMBS–8.3%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51	U.S.$	16,019	$17,380,478
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		5,707	5,875,053
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		9,720	10,110,579
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		11,325	11,831,194
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.768%, 3/15/49		3,171	3,273,376
Series 2015-GC27, Class A5 3.137%, 2/10/48		7,490	7,670,181
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.761%, 5/15/46		3,952	4,270,855
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		4,825	4,772,330
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.704%, 6/15/39		4,535	4,761,858
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.558%, 11/10/46(a)		3,668	4,032,118
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)		7,662	7,661,099
Greenwich Capital Commercial Mortgage Trust Series 2007-GG9, Class A4 5.444%, 3/10/39		20,412	21,539,128
Series 2007-GG9, Class AM 5.475%, 3/10/39		7,256	7,652,305
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		12,521	12,754,957
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.522%, 4/10/38		5,000	5,110,670
Series 2013-G1, Class A1 2.059%, 4/10/31(a)		825	815,840
Series 2013-G1, Class A2 3.557%, 4/10/31(a)(g)		6,804	6,943,851
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB19, Class AM 5.694%, 2/12/49		4,080	4,314,057
Series 2007-LD12, Class A4 5.882%, 2/15/51	U.S.$	13,115	$14,192,246
Series 2007-LD12, Class AM 6.01%, 2/15/51		3,522	3,827,464
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		17,947	19,216,865
Series 2007-LDPX, Class A3 5.42%, 1/15/49		47	49,673
Series 2008-C2, Class A1A 5.998%, 2/12/51		7,768	8,512,878
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		6,369	6,414,954
Series 2011-C5, Class D 5.323%, 8/15/46(a)		2,901	3,137,221
LB-UBS Commercial Mortgage Trust Series 2007-C1, Class AM 5.455%, 2/15/40		2,995	3,199,313
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		6,067	6,189,689
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		7,062	7,408,020
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		26,081	27,273,286
Series 2007-9, Class A4 5.70%, 9/12/49		21,260	22,792,527
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		4,728	4,913,945
Series 2012-C4, Class A5 2.85%, 12/10/45		9,467	9,665,719
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		4,315	4,521,906
WFRBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		9,893	10,433,422
Series 2014-C20, Class A2 3.036%, 5/15/47		6,029	6,309,852

			298,828,909

Non-Agency Floating Rate CMBS–1.4%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.495%, 11/15/19(a)(b)		5,133	5,145,912
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class A 1.077%, 6/11/27(a)(b)		7,535	7,507,040
Series 2014-SAVA, Class A 1.325%, 6/15/34(a)(b)		6,317	6,307,801
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.873%, 12/05/31(a)(b)		6,130	6,104,007

Schedule of Investments—Intermediate Duration Portfolio	7

	Principal Amount (000)		U.S. $ Value
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.095%, 6/15/29(a)(b)	U.S.$	9,634	$9,605,127
PFP III Ltd. Series 2014-1, Class A 1.345%, 6/14/31(a)(b)		6,481	6,491,419
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.227%, 4/15/32(a)(b)		3,974	3,943,404
Starwood Retail Property Trust Series 2014-STAR, Class A 1.392%, 11/15/27(a)(b)		6,321	6,328,704

			51,433,414

Total Commercial Mortgage-Backed Securities (cost $354,138,462)			350,262,323

INFLATION-LINKED SECURITIES–4.4%
United States–4.4%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS)		116,966	119,131,290
0.50%, 4/15/15 (TIPS)		39,059	39,122,643

Total Inflation-Linked Securities (cost $158,476,323)			158,253,933

CORPORATES-NON-INVESTMENT GRADE–3.1%

Financial Institutions–1.6%
Banking–1.4%
Bank of America Corp. Series Z 6.50%, 10/23/24(d)		2,288	2,419,560
Bank of Ireland 1.781%, 9/22/15(b)(h)	CAD	5,285	4,047,570
Barclays Bank PLC 6.86%, 6/15/32(a)(d)	U.S.$	1,250	1,394,125
7.625%, 11/21/22		3,784	4,429,645
7.75%, 4/10/23		3,832	4,248,730
Barclays PLC 4.375%, 9/11/24		1,784	1,804,395
BNP Paribas SA 5.186%, 6/29/15(a)(d)		2,654	2,667,987
Credit Agricole SA 7.875%, 1/23/24(a)(d)(e)		1,382	1,463,192
Credit Suisse Group AG 7.50%, 12/11/23(a)(d)		1,557	1,671,829
HBOS Capital Funding LP 4.939%, 5/23/16(d)	EUR	3,542	3,795,378
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)	U.S.$	7,068	7,234,027
LBG Capital No.1 PLC 8.00%, 6/15/20(a)(d)		2,354	2,554,090
Lloyds Banking Group PLC 7.50%, 6/27/24(d)		3,734	3,967,375
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		2,894	3,263,842
Societe Generale SA 5.922%, 4/05/17(a)(d)	U.S.$	1,160	$1,210,750
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)		5,567	5,950,989

			52,123,484

Finance–0.2%
AerCap Aviation Solutions BV 6.375%, 5/30/17		2,700	2,862,000
International Lease Finance Corp. 5.875%, 4/01/19		2,682	2,909,970
Navient Corp. 7.25%, 1/25/22		875	923,125

			6,695,095

			58,818,579

Industrial–1.3%
Basic–0.0%
Novelis, Inc. 8.375%, 12/15/17		809	845,405

Communications-Media–0.0%
CSC Holdings LLC 8.625%, 2/15/19		1,342	1,553,392

Communications-Telecommunications–0.2%
Numericable-SFR SAS 5.375%, 5/15/22(a)	EUR	712	800,106
Sprint Corp. 7.875%, 9/15/23	U.S.$	4,280	4,365,600

			5,165,706

Consumer Cyclical-Automotive–0.2%
General Motors Co. 3.50%, 10/02/18		3,880	3,975,293
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		1,726	1,825,245

			5,800,538

Consumer Cyclical-Other–0.2%
KB Home 4.75%, 5/15/19		3,146	3,075,215
MCE Finance Ltd. 5.00%, 2/15/21(a)		2,225	2,080,375

			5,155,590

Consumer Non-Cyclical–0.0%
CHS/Community Health Systems, Inc. 5.125%, 8/15/18		1,438	1,482,938

Energy–0.5%
ONEOK, Inc. 4.25%, 2/01/22		7,942	7,520,216
Paragon Offshore PLC 6.75%, 7/15/22(a)		504	166,320
7.25%, 8/15/24(a)		3,337	1,109,553
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		1,196	1,201,980

8	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Principal Amount (000)			U.S. $ Value
SM Energy Co. 6.50%, 1/01/23	U.S.$	359	$366,180
Transocean, Inc. 6.50%, 11/15/20(e)		8,310	6,970,012

			17,334,261

Services–0.1%
Sabre GLBL, Inc. 8.50%, 5/15/19(a)		3,481	3,719,274

Transportation-Services–0.1%
Hertz Corp. (The) 5.875%, 10/15/20		3,440	3,534,600

			44,591,704

Utility–0.2%
Electric–0.2%
AES Corp./VA 7.375%, 7/01/21		3,427	3,803,970
NRG Energy, Inc. Series WI 6.25%, 5/01/24		2,593	2,612,447

			6,416,417

Total Corporates–Non-Investment Grade (cost $110,990,620)			109,826,700

COLLATERALIZED MORTGAGE OBLIGATIONS–2.9%
Non-Agency Fixed Rate–1.2%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		1,147	1,090,590
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		3,758	3,450,219
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		1,640	1,583,538
Series 2006-24CB, Class A16 5.75%, 6/25/36		5,932	5,350,410
Series 2006-28CB, Class A14 6.25%, 10/25/36		3,672	3,133,262
Series 2006-J1, Class 1A13 5.50%, 2/25/36		2,109	1,899,703
Series 2007-2CB, Class 2A4 5.75%, 3/25/37		2,356	2,105,585
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37		1,402	1,221,903
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.568%, 5/25/35		3,842	3,697,015
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36		3,621	3,371,656
Series 2006-13, Class 1A18 6.25%, 9/25/36		4,661	4,286,310
Series 2006-13, Class 1A19 6.25%, 9/25/36	U.S.$	2,171	$1,996,399
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		5,428	4,538,750
JP Morgan Mortgage Trust Series 2007-S3, Class 1A8 6.00%, 8/25/37		2,578	2,326,995
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		2,245	2,189,356

			42,241,691

GSE Risk Share Floating Rate–1.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.424%, 11/25/23(b)		8,185	8,422,262
Series 2014-DN2, Class M3 3.774%, 4/25/24(b)		2,751	2,687,290
Series 2014-DN3, Class M3 4.174%, 8/25/24(b)		9,650	9,683,037
Series 2015-HQ1, Class M2 2.373%, 3/25/25(b)		2,155	2,157,998
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.374%, 7/25/24(b)		3,274	3,276,458
Series 2014-C04, Class 1M2 5.074%, 11/25/24(b)		7,245	7,656,213
Series 2015-C01, Class 1M2 4.474%, 2/25/25(b)		4,555	4,608,170

			38,491,428

Non-Agency Floating Rate–0.4%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.364%, 12/25/36(b)		8,756	5,202,868
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.424%, 3/25/35(b)		4,230	3,765,740
IndyMac Index Mortgage Loan Trust Series 2006-AR15, Class A1 0.294%, 7/25/36(b)		6,453	5,115,983

			14,084,591

Non-Agency ARMS–0.1%
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HYB2, Class 3A1 2.576%, 2/25/47		6,733	5,595,332

Agency Fixed Rate–0.1%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.708%, 5/28/35		1,605	1,453,381

Schedule of Investments—Intermediate Duration Portfolio	9

	Principal Amount (000)		U.S. $ Value
Federal National Mortgage Association 5.50%, 2/25/44	U.S.$	12,639	$2,819,391

			4,272,772

Total Collateralized Mortgage Obligations (cost $104,877,710)			104,685,814

AGENCIES–2.1%
Agency Debentures–2.1%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $66,579,413)		81,666	74,445,745

QUASI-SOVEREIGNS–1.0%
Quasi-Sovereign Bonds–1.0%
Chile–0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		2,510	2,686,599

Malaysia–0.4%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		12,990	14,571,974

Mexico–0.1%
Petroleos Mexicanos 3.50%, 7/18/18		4,920	5,116,800

United Arab Emirates–0.4%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		12,650	13,187,625

Total Quasi-Sovereigns (cost $33,069,601)			35,562,998

GOVERNMENTS-SOVEREIGN AGENCIES–0.8%
Brazil–0.3%
Petrobras Global Finance BV 5.75%, 1/20/20		13,804	12,804,314

Canada–0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		3,570	3,730,650

Colombia–0.1%
Ecopetrol SA 5.875%, 5/28/45		2,685	2,497,050

Israel–0.2%
Israel Electric Corp. Ltd. 5.00%, 11/12/24(a)		7,000	7,245,000

Morocco–0.1%
OCP SA 5.625%, 4/25/24(a)		2,079	2,260,913

Total Governments–Sovereign Agencies (cost $29,628,173)			28,537,927

LOCAL GOVERNMENTS-MUNICIPAL BONDS–0.4%
United States–0.4%
State of California Series 2010 5.75%, 3/01/17	U.S.$	10	$10,884
7.625%, 3/01/40		8,520	13,279,868

Total Local Governments–Municipal Bonds (cost $8,667,000)			13,290,752

	Shares
PREFERRED STOCKS–0.2%
Financial Institutions–0.2%
Insurance–0.2%
Allstate Corp. (The) 5.10% (cost $8,197,028)		306,775	7,966,947

	Principal Amount (000)
EMERGING MARKETS-CORPORATE BONDS–0.2%
Industrial–0.2%
Communications-Telecommunications–0.1%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(a)	U.S.$	1,912	2,037,236

Consumer Non-Cyclical–0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)		4,230	3,997,350

Total Emerging Markets–Corporate Bonds (cost $6,103,068)			6,034,586

	Shares
COMMON STOCKS–0.1%
Financials–0.1%
Insurance–0.1%
Mt. Logan Re Ltd. (Preference Shares)(i)^ (cost $5,400,000)		5,400	5,449,656

	Principal Amount (000)
GOVERNMENTS-SOVEREIGN BONDS–0.0%
Poland–0.0%
Poland Government International Bond 3.875%, 7/16/15 (cost $3,006)	U.S.$	3	3,029

10	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
SHORT-TERM INVESTMENTS–4.1%
Agency Discount Note–2.0%
Federal Home Loan Bank Zero Coupon, 5/01/15 (cost $73,361,109)	U.S.$	73,366	$73,361,109

Certificates of Deposit–1.2%
Wells Fargo Bank NA 0.23%, 4/08/15 (cost $42,365,000)		42,365	42,365,000

Commercial Paper–0.9%
Banque Caisse Depargne Letat C Zero Coupon, 9/01/15 (cost $33,917,700)	U.S.$	33,961	$33,917,700

Total Short-Term Investments (cost $149,643,809)			149,643,809

Total Investments—104.3% (cost $3,638,780,214)			3,748,603,351

Other assets less liabilities—(4.3)%			(154,783,706)

Net Assets—100.0%			$3,593,819,645

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Year Canadian Bond Futures	179	June 2015	$19,927,178	$20,173,274	$246,096
U.S. T-Note 2 Yr (CBT) Futures	1,319	June 2015	288,252,080	289,067,094	815,014
U.S. T-Note 5 Yr (CBT) Futures	1,012	June 2015	120,518,132	121,653,469	1,135,337
U.S. T-Note 10 Yr (CBT) Futures	258	June 2015	32,861,064	33,257,813	396,749
U.S Ultra Bond Futures	721	June 2015	118,698,128	122,479,875	3,781,747
Sold Contracts
Euro-BOBL Futures	736	June 2015	102,319,053	102,428,861	(109,808)

					$6,265,135

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	8,943	IDR	115,952,059	4/17/15	$(118,009)
BNP Paribas SA	USD	1,228	CAD	1,562	4/10/15	5,412
BNP Paribas SA	GBP	12,000	USD	17,675	4/23/15	(123,345)
Citibank	JPY	11,560,000	USD	96,957	5/15/15	515,277
Deutsche Bank AG	BRL	47,415	USD	16,402	4/02/15	1,545,325
Deutsche Bank AG	USD	14,780	BRL	47,415	4/02/15	76,181
JPMorgan Chase Bank	CAD	34,144	USD	27,103	4/10/15	147,317
Morgan Stanley & Co., Inc.	AUD	33,953	USD	25,939	5/15/15	141,501
Royal Bank of Scotland PLC	USD	9,050	IDR	118,781,617	4/17/15	(9,203)
Royal Bank of Scotland PLC	GBP	12,280	USD	18,014	4/23/15	(198,689)
Royal Bank of Scotland PLC	SGD	12,253	USD	8,979	4/24/15	54,589
Royal Bank of Scotland PLC	TWD	283,478	USD	9,092	4/28/15	16,828
Royal Bank of Scotland PLC	EUR	30,183	USD	32,939	4/30/15	472,688
Standard Chartered Bank	IDR	91,752,387	USD	6,918	4/17/15	(65,717)
State Street Bank & Trust Co.	USD	2	CAD	2	4/10/15	14
UBS AG	BRL	47,415	USD	14,780	4/02/15	(76,180)
UBS AG	USD	14,901	BRL	47,415	4/02/15	(44,588)
UBS AG	BRL	47,415	USD	14,778	5/05/15	43,567

						$2,382,968

Schedule of Investments—Intermediate Duration Portfolio	11

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	(1.00)%	0.56%	$117,960	$(2,168,507)	$(760,256)

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	CAD 171,370	3/10/17	0.973%	3 Month CDOR	$(261,498)
Morgan Stanley & Co., LLC/(CME Group)	AUD 226,950	3/11/17	2.140%	3 Month BBSW	(881,283)
Morgan Stanley & Co., LLC/(CME Group)	USD 124,430	3/11/17	3 Month LIBOR	0.963%	461,291
Morgan Stanley & Co., LLC/(CME Group)	23,630	6/25/21	2.243%	3 Month LIBOR	(899,597)
Morgan Stanley & Co., LLC/(CME Group)	61,000	11/04/23	2.691%	3 Month LIBOR	(4,370,316)
Morgan Stanley & Co., LLC/(CME Group)	24,440	1/14/24	2.980%	3 Month LIBOR	(2,216,289)
Morgan Stanley & Co., LLC/(CME Group)	21,540	2/14/24	2.889%	3 Month LIBOR	(1,737,264)
Morgan Stanley & Co., LLC/(CME Group)	30,260	4/28/24	2.817%	3 Month LIBOR	(2,521,818)
Morgan Stanley & Co., LLC/(CME Group)	17,210	5/29/24	3 Month LIBOR	2.628%	1,109,679
Morgan Stanley & Co., LLC/(CME Group)	AUD 34,700	3/11/25	6 Month BBSW	2.973%	603,099
Morgan Stanley & Co., LLC/(CME Group)	USD 17,810	3/11/25	2.306%	3 Month LIBOR	(481,085)
Morgan Stanley & Co., LLC/(CME Group)	10,500	9/26/43	3 Month LIBOR	3.656%	2,876,750

					$(8,318,331)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00	0.47	$12,540	$162,959	$(218,242)	$381,201
Kohl’s Corp., 6.250% 12/15/17, 6/20/19*	1.00	0.51	4,066	84,575	(46,437)	131,012

12	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Kohl’s Corp., 6.250% 12/15/17, 6/20/19*	1.00	0.51	$1,644	$34,189	$(18,765)	$52,954
Kohl’s Corp., 6.250% 12/15/17, 6/20/19*	1.00	0.51	1,656	34,445	(18,913)	53,358
Kohl’s Corp., 6.250% 12/15/17, 6/20/19*	1.00	0.51	2,385	49,601	(24,436)	74,037

				$365,769	$(326,793)	$692,562

* Termination date

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$54,050	3/04/16	CPI	#	1.170%	$268,289

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank	$50,590	1/30/17	1.059%	3 Month LIBOR	$(352,567)
JPMorgan Chase Bank	56,630	2/07/22	2.043%	3 Month LIBOR	(1,134,311)

					$(1,486,878)

REVERSE REPURCHASE AGREEMENTS (see Note 3)

Broker	Interest Rate		Maturity	U.S. $ Value at March 31, 2015
Barclays Bank+	(2.25	)%*	12/31/15	$8,605,670
Barclays Bank+	(1.25	)%*	12/31/15	2,718,528
Barclays Bank+	(0.50	)%*	12/31/15	1,369,595

				$12,693,793

Schedule of Investments—Intermediate Duration Portfolio	13

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2015
*	Interest payment due from counterparty.
**	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the aggregate market value of these securities amounted to $619,237,835 or 17.2% of net assets.
(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2015.
(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2015.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(g)	Variable rate coupon, rate shown as of March 31, 2015.
(h)	Illiquid security.
(i)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	$5,400,000	$5,449,656	0.10%

^	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

JPY—Japanese Yen

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

BBSW—Bank Bill Swap Reference Rate (Australia)

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CFC—Customer Facility Charge

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

CPI—Consumer Price Index

GMTN—Global Medium Term Note

GSE—Government-Sponsored Enterprise

INTRCONX—Inter-Continental Exchange

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

March 31, 2015 (unaudited)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–26.5%
New Zealand–1.1%
New Zealand Government Bond Series 1217 6.00%, 12/15/17(a)	NZD	4,545	$3,649,961

United States–25.4%
U.S. Treasury Notes 0.375%, 4/30/16–10/31/16	U.S.$	38,609	38,611,991
0.50%, 11/30/16		8,372	8,375,926
1.25%, 4/30/19		3,500	3,504,375
1.375%, 6/30/18		32,985	33,392,167

			83,884,459

Total Governments–Treasuries (cost $87,525,320)			87,534,420

CORPORATES-INVESTMENT GRADE–21.3%
Financial Institutions–14.9%
Banking–13.8%
Abbey National Treasury Services PLC/London 4.00%, 4/27/16		1,615	1,665,210
ABN AMRO Bank NV 2.50%, 10/30/18(a)		1,498	1,529,886
American Express Credit Corp. 1.30%, 7/29/16		1,745	1,755,025
Australia & New Zealand Banking Group Ltd./New York NY 0.90%, 2/12/16		1,970	1,975,634
Bank of America Corp. 1.25%, 1/11/16		2,030	2,033,837
Bank of America NA 1.65%, 3/26/18		860	862,144
Bank of New York Mellon Corp. (The) 0.70%, 3/04/16		1,945	1,947,982
Barclays PLC 2.00%, 3/16/18		880	884,220
BNP Paribas SA 2.375%, 9/14/17		1,496	1,524,912
Citigroup, Inc. 0.775%, 5/01/17(b)		898	895,582
0.963%, 11/24/17(b)		992	993,487
1.25%, 1/15/16		2,025	2,030,611
Credit Agricole SA/London 3.00%, 10/01/17(a)		1,400	1,447,922
Credit Suisse/New York NY Series G 1.375%, 5/26/17		1,196	1,198,155

14	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

	Principal Amount (000)			U.S. $ Value

Danske Bank A/S 3.875%, 4/14/16(a)	U.S.$		618	$636,157
Fifth Third Bancorp 3.625%, 1/25/16			1,515	1,547,583
Goldman Sachs Group, Inc. (The) 1.417%, 4/23/20(b)			876	887,135
3.625%, 2/07/16			1,875	1,915,119
HSBC USA, Inc. 1.70%, 3/05/18			884	885,655
ING Bank NV 1.375%, 3/07/16(a)			1,910	1,919,493
JPMorgan Chase & Co. 0.772%, 3/01/18(b)			896	896,247
Series G 1.10%, 10/15/15			2,190	2,195,530
Lloyds Bank PLC 1.75%, 3/16/18			1,539	1,547,212
Mizuho Bank Ltd. 0.717%, 9/25/17(a)(b)			1,935	1,931,031
Morgan Stanley 1.75%, 2/25/16			1,164	1,171,589
1.875%, 1/05/18			859	864,877
5.625%, 9/23/19			888	1,010,786
PNC Funding Corp. 2.70%, 9/19/16			1,890	1,934,922
Royal Bank of Canada 0.85%, 3/08/16			1,925	1,930,178
UBS AG/Stamford CT 1.80%, 3/26/18			1,372	1,375,807
US Bank NA/Cincinnati OH 0.736%, 10/28/19(b)			714	715,902
Wells Fargo & Co. 2.125%, 4/22/19			1,427	1,444,351

				45,554,181

Insurance–1.1%
New York Life Global Funding 0.80%, 2/12/16(a)			1,970	1,975,991
Prudential Financial, Inc. 4.75%, 9/17/15			1,580	1,608,195

				3,584,186

				49,138,367

Industrial–6.4%
Basic–0.5%
Monsanto Co. 0.456%, 11/07/16(b)			1,590	1,588,448

Communications-Media–0.6%
NBCUniversal Enterprise, Inc. 0.79%, 4/15/16(a)(b)			2,120	2,126,258

Communications-Telecommunications–1.2%
America Movil SAB de CV 5.00%, 3/30/20			372	421,558

AT&T, Inc. 0.90%, 2/12/16		U.S.$	1,405	$1,407,228
1.40%, 12/01/17			2,035	2,024,243

				3,853,029

Consumer Cyclical-Automotive–1.7%
Daimler Finance North America LLC 1.25%, 1/11/16(a)			2,890	2,900,693
Ford Motor Credit Co. LLC 1.461%, 3/27/17			1,027	1,027,249
Volkswagen International Finance NV 1.125%, 11/18/16(a)			1,595	1,600,511

				5,528,453

Consumer Non-Cyclical–2.0%
AbbVie, Inc. 1.75%, 11/06/17			2,000	2,007,094
Gilead Sciences, Inc. 3.05%, 12/01/16			1,880	1,945,992
McKesson Corp. 0.95%, 12/04/15			828	829,868
PepsiCo, Inc. 0.70%, 2/26/16			1,910	1,913,543

				6,696,497

Technology–0.4%
Cisco Systems, Inc. 0.542%, 3/03/17(b)			1,515	1,519,789

				21,312,474

Total Corporates–Investment Grade (cost $70,304,956)				70,450,841

ASSET-BACKED SECURITIES–20.1%
Autos-Fixed Rate–8.0%
Ally Master Owner Trust Series 2014-1, Class A2 1.29%, 1/15/19			1,499	1,505,884
AmeriCredit Automobile Receivables Trust Series 2011-1, Class D 4.26%, 2/08/17			1,700	1,712,813
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)			287	287,459
Series 2014-A, Class A2 0.81%, 11/15/22(a)			431	430,251
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)			1,095	1,104,688
Series 2013-2A, Class A 2.97%, 2/20/20(a)			1,839	1,901,033
Bank of America Auto Trust Series 2012-1, Class C 2.09%, 7/17/17			1,825	1,845,325

Schedule of Investments—Short Duration Plus Portfolio	15

	Principal Amount (000)			U.S. $ Value

Drive Auto Receivables Trust Series 2015-AA, Class A2 1.01%, 11/15/17(a)		U.S.$	705	$704,998
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)			394	393,586
Series 2014-2, Class A2 1.05%, 3/20/20(a)			1,321	1,321,635
Series 2015-1, Class A2 1.30%, 9/20/20(a)			1,239	1,240,628
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21			838	839,682
Ford Auto Securitization Trust Series 2014-R2A, Class A1 1.353%, 3/15/16(a)		CAD	194	153,419
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		U.S.$	1,274	1,293,029
Ford Credit Floorplan Master Owner Trust Series 2014-1, Class A1 1.20%, 2/15/19			1,053	1,055,632
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17			1,200	1,199,950
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19			1,720	1,721,619
Series 2015-1, Class A3 1.41%, 6/15/20			492	492,358
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)			940	935,114
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)			850	850,026
Hyundai Auto Receivables Trust Series 2015-A, Class A2 0.68%, 10/16/17			961	961,088
Mercedes-Benz Auto Lease Trust Series 2014-A, Class A2A 0.48%, 6/15/16			799	798,936
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17			956	957,601
Series 2013-5, Class A2A 0.64%, 4/17/17			21	20,768
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18			1,338	1,337,172
World Omni Auto Receivables Trust Series 2013-B, Class A3 0.83%, 8/15/18			1,352	1,352,907

				26,417,601

Credit Cards-Floating Rate–4.3%
Barclays Dryrock Issuance Trust Series 2014-2, Class A 0.515%, 3/16/20(b)	U.S.$		1,005	$1,003,847
Cabela’s Credit Card Master Note Trust Series 2010-2A, Class A2 0.875%, 9/17/18(a)(b)			3,155	3,161,616
Series 2014-1, Class A 0.525%, 3/16/20(b)			1,200	1,200,066
Chase Issuance Trust Series 2012-A6, Class A 0.305%, 8/15/17(b)			2,570	2,569,802
Series 2013-A6, Class A6 0.595%, 7/15/20(b)			2,388	2,393,981
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.605%, 7/15/21(b)			895	896,221
Series 2015-A1, Class A1 0.525%, 8/17/20(b)			1,003	1,003,582
First National Master Note Trust Series 2013-2, Class A 0.705%, 10/15/19(b)			912	914,330
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.555%, 12/15/19(b)			965	966,778

				14,110,223

Autos-Floating Rate–2.8%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.575%, 9/15/17(a)(b)			1,544	1,545,215
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.556%, 7/20/19(b)			1,231	1,229,856
Series 2015-1, Class A 0.676%, 1/20/20(b)			1,177	1,177,002
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.725%, 12/10/27(a)(b)			1,059	1,059,587
Series 2014-1, Class A 0.575%, 4/10/28(a)(b)			1,520	1,520,000
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 0.921%, 10/25/19(a)(b)			776	776,002
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 1.676%, 10/20/20(a)(b)			957	957,040
Nissan Master Owner Trust Receivables Series 2012-A, Class A 0.645%, 5/15/17(b)			1,212	1,212,333

				9,477,035

16	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value

Credit Cards-Fixed Rate–2.6%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20	U.S.$	773	$775,658
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,260	1,287,291
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		2,655	2,730,091
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		951	951,498
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,193	1,203,863
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		965	973,616
Series 2013-A, Class A 1.61%, 12/15/21		610	611,152

			8,533,169

Other ABS-Fixed Rate–2.4%
CIT Equipment Collateral Series 2013-VT1, Class A3 1.13%, 7/20/20(a)		1,103	1,104,952
Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		1,014	1,013,590
CNH Equipment Trust Series 2013-A, Class A3 0.69%, 6/15/18		1,489	1,489,890
Series 2013-D, Class A4 1.37%, 10/15/20		2,365	2,371,922
Series 2015-A, Class A4 1.85%, 4/15/21		655	657,202
Dell Equipment Finance Trust Series 2014-1, Class A3 0.94%, 6/22/20(a)		806	805,784
Macquarie Equipment Funding Trust Series 2014-A, Class A2 0.80%, 11/21/16(a)		597	597,784

			8,041,124

Home Equity Loans-Fixed Rate–0.0%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(c)(d)		13	0

Total Asset-Backed Securities (cost $66,562,331)			66,579,152

COMMERCIAL MORTGAGE-BACKED SECURITIES–16.7%
Non-Agency Fixed Rate CMBS–15.0%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51	U.S.$	1,788	$1,940,233
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.768%, 3/15/49		348	359,469
Series 2013-GC11, Class XA 1.887%, 4/10/46(e)		14,790	1,238,066
Commercial Mortgage Pass Through Certificates Series 2010-C1, Class A1 3.156%, 7/10/46(a)		2,521	2,539,867
Series 2012-CR3, Class A1 0.666%, 10/15/45		1,436	1,431,562
Series 2012-CR4, Class A1 0.704%, 10/15/45		1,165	1,162,674
Series 2012-CR5, Class A1 0.673%, 12/10/45		1,069	1,066,752
Series 2013-CR6, Class A1 0.719%, 3/10/46		1,699	1,685,430
Series 2013-LC6, Class A1 0.724%, 1/10/46		861	857,208
Series 2014-CR16, Class A2 3.042%, 4/10/47		1,281	1,340,219
Series 2014-CR19, Class A2 2.965%, 8/10/47		1,318	1,376,702
Series 2015-DC1, Class A2 2.87%, 2/10/48		547	566,151
GS Mortgage Securities Corp. II Series 2012-GCJ9, Class A1 0.662%, 11/10/45		1,511	1,506,416
Series 2013-GC10, Class A1 0.696%, 2/10/46		979	977,615
GS Mortgage Securities Trust Series 2012-GCJ7, Class XA 2.551%, 5/10/45(e)		11,424	1,231,264
Series 2013-G1, Class A1 2.059%, 4/10/31(a)		1,129	1,116,199
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9, Class A1 0.67%, 12/15/47		229	228,571
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX, Class A1A 5.439%, 1/15/49		2,484	2,659,789
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		793	798,839
Series 2012-CBX, Class XA 1.755%, 6/15/45(e)		6,167	465,867
Series 2013-C10, Class A1 0.73%, 12/15/47		990	984,495

Schedule of Investments—Short Duration Plus Portfolio	17

	Principal Amount (000)		U.S. $ Value

Series 2013-C16, Class A2 3.07%, 12/15/46	U.S.$	2,201	$2,305,599
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45		2,245	2,344,364
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		636	649,331
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		780	818,552
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A1 0.738%, 2/15/46		1,708	1,709,999
Series 2013-C8, Class A1 0.777%, 12/15/48		1,703	1,694,850
Series 2014-C17, Class A2 3.119%, 8/15/47		1,092	1,147,018
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		1,190	1,184,539
Series 2013-C5, Class A1 0.779%, 3/10/46		1,745	1,734,608
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class A5 5.416%, 1/15/45		1,638	1,681,841
Series 2006-C26, Class A1A 6.009%, 6/15/45		403	422,449
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		1,619	1,616,174
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class A1 0.734%, 12/15/45		2,015	2,012,366
Series 2012-C9, Class A1 0.673%, 11/15/45		1,720	1,715,694
Series 2013-C11, Class A1 0.799%, 3/15/45		928	924,833
Series 2013-C12, Class A1 0.735%, 3/15/48		1,239	1,235,905
Series 2014-C24, Class A2 2.863%, 11/15/47		900	935,879

			49,667,389

Agency CMBS–1.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23		2,189	2,291,599
Government National Mortgage Association Series 2006-51, Class IO 0.395%, 8/16/46(e)		2,719	73,553

NCUA Guaranteed Notes Trust Series 2010-C1, Class A1 1.60%, 10/29/20	U.S.$	835	$835,705

			3,200,857

Non-Agency Floating Rate CMBS–0.7%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.495%, 11/15/19(a)(b)		597	598,502
PFP III Ltd. Series 2014-1, Class A 1.345%, 6/14/31(a)(b)		666	666,559
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.227%, 4/15/32(a)(b)		431	427,735
Starwood Retail Property Trust Series 2014-STAR, Class A 1.392%, 11/15/27(a)(b)		622	622,739

			2,315,535

Total Commercial Mortgage-Backed Securities (cost $55,508,196)			55,183,781

COLLATERALIZED MORTGAGE OBLIGATIONS–9.4%
Agency Floating Rate–3.5%
Federal Home Loan Mortgage Corp. Series 4248, Class QF 0.675%, 6/15/39(b)		1,559	1,572,943
Series 4286, Class VF 0.625%, 12/15/43(b)		1,804	1,810,193
Federal National Mortgage Association Series 2013-57, Class FN 0.524%, 6/25/43(b)		1,717	1,719,050
Series 2014-49, Class AF 0.491%, 8/25/44(b)		2,758	2,772,563
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 0.735%, 12/08/20(b)		3,553	3,585,799

			11,460,548

Agency Fixed Rate–3.3%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		3,295	3,424,228
Series 4029, Class NE 2.50%, 3/15/41		2,972	3,023,741
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		1,261	1,303,470
Series 2011-39, Class DA 3.50%, 7/25/24		930	949,502

18	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

Series 2014-54, Class LA 3.00%, 2/25/44	U.S.$	2,162	$2,241,274

			10,942,215

GSE Risk Share Floating Rate–2.1%
Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Debt Notes Series 2014-HQ3, Class M1 1.824%, 10/25/24(b)		1,029	1,033,914
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C02, Class 1M1 1.124%, 5/25/24(b)		1,453	1,449,096
Series 2014-C04, Class 2M1 2.274%, 11/25/24(b)		1,112	1,124,540
Series 2015-C01, Class 1M1 1.674%, 2/25/25(b)		617	621,194
Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M1 1.024%, 4/25/24(b)		926	924,041
Series 2014-HQ1, Class M1 1.824%, 8/25/24(b)		1,341	1,350,280
Series 2014-HQ2, Class M1 1.624%, 9/25/24(b)		427	429,066

			6,932,131

Non-Agency Floating Rate–0.5%
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 0.745%, 1/15/22(b)		1,003	1,003,956
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.72%, 2/25/42(a)(b)		895	751,912

			1,755,868

Total Collateralized Mortgage Obligations (cost $30,999,797)			31,090,762

MORTGAGE PASS-THROUGHS–2.4%
Agency ARMs–0.0%
Federal National Mortgage Association Series 2007 1.794%, 1/01/37(b)		8	8,429

Agency Fixed Rate 15-Year–0.8%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		841	915,148
6.50%, 3/01/26		1,379	1,518,519
Federal National Mortgage Association 6.00%, 12/01/21		21	23,171
Series 2001 6.00%, 11/01/16–12/01/16		66	68,159

Series 2002 6.00%, 2/01/17	U.S.$	71	$73,538
8.00%, 8/01/16		9	9,703

			2,608,238

Agency Fixed Rate 30-Year–1.6%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40		3,143	3,566,784
Government National Mortgage Association 5.00%, 10/15/39		1,483	1,679,303
Series 2002 7.50%, 3/15/32		139	168,461

			5,414,548

Total Mortgage Pass-Throughs (cost $7,831,595)			8,031,215

INFLATION-LINKED SECURITIES–2.1%
United States–2.1%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $7,060,629)		6,925	7,053,145

COVERED BONDS–0.6%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $1,862,169)		1,865	1,865,116

Total Investments—99.1% (cost $327,654,993)			327,788,432

Other assets less liabilities—0.9%			3,023,363

Net Assets—100.0%			$330,811,795

Schedule of Investments—Short Duration Plus Portfolio	19

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	456	June 2015	$99,681,061	$99,935,250	$254,189
Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	146	June 2015	17,389,974	17,550,797	(160,823)
U.S. T-Note 10 Yr (CBT) Futures	75	June 2015	9,550,667	9,667,969	(117,302)

					$(23,936)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank	CAD	239	USD	190	4/10/15	$1,032
Royal Bank of Scotland PLC	NZD	4,940	USD	3,619	4/10/15	(71,722)

						$(70,690)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the aggregate market value of these securities amounted to $52,912,138 or 16.0% of net assets.
(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2015.
(c)	Fair valued by the Adviser.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of March 31, 2015, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	3/25/37	$13,205	$0	0.00%

(e)	IO—Interest Only

Currency Abbreviations:

CAD—Canadian Dollar

NZD—New Zealand Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CMBS—Commercial Mortgage-Backed Securities

GSE—Government-Sponsored Enterprise

NCUA—National Credit Union Administration

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

20	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

U.S. Government Short Duration Portfolio

March 31, 2015 (unaudited)

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS-TREASURIES–59.4%
United States–59.4%
U.S. Treasury Notes 0.125%, 4/30/15	$3,374	$3,373,474
0.25%, 5/31/15	1,104	1,104,086
0.375%, 4/30/16–5/31/16	5,373	5,375,239
0.50%, 6/15/16–2/28/17	9,586	9,587,345
0.625%, 8/15/16–4/30/18	1,711	1,710,225
0.75%, 2/28/18	1,610	1,604,718
1.25%, 4/30/19	680	680,850

Total Governments–Treasuries (cost $23,410,929)		23,435,937

COLLATERALIZED MORTGAGE OBLIGATIONS–25.6%
Agency Floating Rate–17.0%
Federal Home Loan Mortgage Corp. Series 3349, Class FE 0.665%, 7/15/37(a)	404	406,799
Series 4248, Class QF 0.675%, 6/15/39(a)	322	324,318
Series 4286, Class VF 0.625%, 12/15/43(a)	203	203,851
Series 4350, Class KF 0.521%, 1/15/39(a)	444	445,543
Federal National Mortgage Association Series 2005-71, Class FE 0.524%, 8/25/35(a)	620	623,693
Series 2006-39, Class DF 0.574%, 5/25/36(a)	370	371,832
Series 2006-42, Class PF 0.584%, 6/25/36(a)	393	395,816
Series 2010-113, Class FA 0.574%, 10/25/40(a)	280	281,536
Series 2013-121, Class FA 0.574%, 12/25/43(a)	172	173,234
Series 2013-57, Class FN 0.524%, 6/25/43(a)	197	196,838
Series 2014-49, Class AF 0.491%, 8/25/44(a)	321	322,708
FHLMC Structured Pass Through Securities Series T-72, Class A1 0.373%, 3/25/36(a)	87	85,841
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A 0.621%, 10/07/20(a)	2,084	2,095,817
Series 2010-R3, Class 1A 0.735%, 12/08/20(a)	784	790,886

		6,718,712

Agency Fixed Rate–8.6%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24	$596	$619,493
Series 4029, Class NE 2.50%, 3/15/41	411	418,588
Series 4054, Class HD 2.00%, 5/15/26	420	428,505
Series 4058, Class C 3.50%, 8/15/30	411	434,853
Series 4368, Class HG 3.00%, 2/15/32	405	419,929
Federal National Mortgage Association Series 2011-98, Class AE 2.50%, 11/25/37	401	413,817
Series 2014-15, Class PA 3.50%, 4/25/44	396	417,660
Series 2014-54, Class LA 3.00%, 2/25/44	218	226,392

		3,379,237

Total Collateralized Mortgage Obligations (cost $10,036,212)		10,097,949

MORTGAGE PASS-THROUGHS–6.9%
Agency Fixed Rate 15-Year–3.6%
Federal Home Loan Mortgage Corp. Gold 3.50%, 2/01/29	416	446,799
5.00%, 7/01/25	517	562,764
6.50%, 3/01/26	288	317,054
Federal National Mortgage Association 5.50%, 9/01/19	65	68,164
Series 2001 6.00%, 11/01/16	30	31,250
Series 2002 8.00%, 8/01/16	4	3,674

		1,429,705

Agency Fixed Rate 30-Year–3.3%
Federal National Mortgage Association 5.00%, 5/01/39	579	655,838
Series 2010 5.00%, 2/01/40	380	430,887
Government National Mortgage Association 5.00%, 10/15/39	178	201,867

		1,288,592

Total Mortgage Pass-Throughs (cost $2,653,381)		2,718,297

Schedule of Investments—U.S. Government Short Duration Portfolio	21

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–4.3%
Agency CMBS–4.3%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K017, Class A1 1.891%, 12/25/20	$154	$155,480
Series K025, Class A1 1.875%, 4/25/22	475	478,811
Series K032, Class A1 3.016%, 2/25/23	249	262,012
Series K033, Class A1 2.871%, 2/25/23	252	264,032
Series K034, Class A1 2.669%, 2/25/23	216	223,274
Series K035, Class A1 2.615%, 3/25/23	245	254,372
Series K703, Class A1 1.873%, 1/25/18	78	78,587

Total Commercial Mortgage-Backed Securities (cost $1,680,296)		1,716,568

INFLATION-LINKED SECURITIES–3.0%
United States–3.0%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS)	$768	$781,922
0.50%, 4/15/15 (TIPS)	422	422,853

Total Inflation-Linked Securities (cost $1,205,450)		1,204,775

ASSET-BACKED SECURITIES–0.3%
Autos-Floating Rate–0.3%
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 0.921%, 10/25/19(a)(b) (cost $111,000)	111	111,000

Total Investments—99.5% (cost $39,097,268)		39,284,526

Other assets less liabilities—0.5%		188,144

Net Assets—100.0%		$39,472,670

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	57	June 2015	$12,456,365	$12,491,906	$35,541
U.S. T-Note 5 Yr (CBT) Futures	3	June 2015	360,567	360,633	66
Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	17	June 2015	2,164,818	2,191,406	(26,588)

					$9,019

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2015.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the market value of this security amounted to $111,000 or 0.3% of net assets.

Glossary:

CBT—Chicago Board of Trade

CMBS—Commercial Mortgage-Backed Securities

FHLMC—Federal Home Loan Mortgage Corporation

NCUA—National Credit Union Administration

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

22	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

SCB–TAX–1944–0315

Sanford C. Bernstein Fund, Inc.

March 31, 2015

Schedule of Investments To the Semi-Annual Report For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Short Duration California Municipal

Short Duration New York Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

March 31, 2015 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–95.5%
Long-Term Municipal Bonds–95.5%
Alabama–2.3%
Alabama Public School & College Authority Series 2013A 5.00%, 6/01/16	$4,180	$4,397,903
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/16	750	787,163

		5,185,066

Arizona–2.5%
City of Phoenix Civic Improvement Corp. Series 2009A 5.00%, 7/01/17	2,300	2,519,029
Salt River Project Agricultural Improvement & Power District Series 2009B 4.00%, 1/01/16	2,890	2,970,284

		5,489,313

Arkansas–0.0%
City of Little Rock AR Series 2013 1.25%, 4/01/33	50	49,993

Colorado–0.0%
Todd Creek Village Metropolitan District No 1 Series 2004 4.75%, 12/01/09(a)(b)	85	42,383

Florida–9.6%
Citizens Property Insurance Corp. Series 2009A-1 6.00%, 6/01/16	3,500	3,727,640
Series 2010A-1 5.00%, 6/01/16	4,695	4,946,042
Florida State Board of Education (State of Florida) Series 2013C 5.00%, 6/01/16	2,665	2,809,017
Series 2015C 5.00%, 6/01/17(c)	2,010	2,193,433
Heritage Plantation Community Development District Series 2006B 5.10%, 11/01/13(a)(b)	150	54,000
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 3.00%, 11/15/15	815	827,983
Principal Amount (000)		U.S. $ Value

Overoaks Community Development District Series 2004B 5.125%, 5/01/09(b)(d)	$55	$27,500
Series 2010A-1 6.125%, 5/01/35(b)	30	30,036
Series 2010A-2 6.125%, 5/01/35(b)	60	60,059
Series 2010B 5.125%, 5/01/17(b)	70	70,719
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	105	106,478
State of Florida Lottery Revenue Series 2012A 5.00%, 7/01/16–7/01/17	6,100	6,554,718

		21,407,625

Georgia–6.0%
Municipal Electric Authority of Georgia Series 2012B 5.00%, 1/01/18	2,450	2,718,838
State of Georgia Series 2012A 5.00%, 7/01/16	10,000	10,582,000

		13,300,838

Illinois–7.7%
State of Illinois Series 2012 5.00%, 8/01/15	2,730	2,769,421
State of Illinois (State of Illinois Sales Tax) Series 2013 4.00%, 6/15/16	3,010	3,139,220
State of Illinois Unemployment Compensation Trust Fund Series 2012A 5.00%, 6/15/15	11,045	11,145,178
Town of Cortland IL Special Service Areas No 9 & 10 Series 2007 5.125%, 3/01/14(a)(b)	182	9,100

		17,062,919

Louisiana–0.1%
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(a)(b)	515	128,750
Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(a)(b)	670	120,600

		249,350

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value

Maryland–1.3%
County of Anne Arundel MD Series 2013 5.00%, 4/01/16	$2,645	$2,769,474

Massachusetts–8.8%
Commonwealth of Massachusetts Series 20145 4.00%, 6/01/17	3,405	3,650,705
Massachusetts Clean Water Trust (The) Series 2014 5.00%, 8/01/17	12,035	13,244,036
Massachusetts School Building Authority Series 2012B 5.00%, 8/15/17	2,400	2,641,536

		19,536,277

Michigan–3.4%
City of Detroit MI Sewage Disposal System Revenue AGM Series 2006D 0.771%, 7/01/32(e)	1,530	1,327,611
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) Series 2014D4 5.00%, 7/01/16	3,260	3,416,252
Rochester Community School District Series 2015 5.00%, 5/01/16	2,585	2,698,947

		7,442,810

Minnesota–4.5%
Elk River Independent School District No 728 Series 2012A 5.00%, 2/01/17	4,460	4,820,457
State of Minnesota (State of Minnesota Lease) Series 2012B 4.00%, 3/01/16	5,000	5,170,800

		9,991,257

Missouri–2.4%
City of St Louis MO Airport Revenue (Lambert-St Louis Intl Airport) NATL Series 2005 5.50%, 7/01/16	5,040	5,346,886

Nevada–2.5%
State of Nevada (State of Nevada Unemployment) Series 2013 5.00%, 6/01/16	5,285	5,571,236

New Jersey–3.6%
Morris-Union Jointure Commission COP AGM Series 2013 4.00%, 8/01/15	750	756,960

New Jersey Economic Development Authority Series 2011G 5.00%, 9/01/20	$1,910	$2,147,126
New Jersey Economic Development Authority (New Jersey Cigarette Tax) Series 2012 5.00%, 6/15/16	1,625	1,706,526
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/17	2,100	2,281,965
Rutgers The State University of New Jersey Series 2013J 3.00%, 5/01/15	1,150	1,152,703

		8,045,280

New Mexico–5.4%
State of New Mexico Severance Tax Permanent Fund Series 2013A 5.00%, 7/01/16	11,440	12,101,346

New York–8.8%
City of New York NY Series 2012F 5.00%, 8/01/15	1,835	1,863,699
Series 2013J 5.00%, 8/01/16	2,400	2,546,448
Metropolitan Transportation Authority Series 2012D 4.00%, 11/15/15	8,525	8,725,082
AGM Series 2002B-1 0.353%, 11/01/22(f)	6,575	6,431,461

		19,566,690

Ohio–2.9%
County of Hamilton OH Sewer System Revenue Series 2015A 5.00%, 12/01/16	5,000	5,373,300
State of Ohio Major New State Infrastructure Project (State of Ohio Fed Hwy Grant) Series 20121 5.00%, 12/15/17	1,000	1,113,370

		6,486,670

Oklahoma–0.3%
Comanche County Hospital Authority Series 2015 5.00%, 7/01/16(c)	600	627,666

Oregon–2.9%
Multnomah County School District No 1 Portland/OR Series 2013A 5.00%, 6/15/15	2,000	2,019,640

2	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Portland Community College District Series 2013 5.00%, 6/15/16	$4,105	$4,336,358

		6,355,998

Pennsylvania–0.8%
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/18	1,540	1,739,307
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 4.60%, 7/01/15(b)	65	48,750

		1,788,057

South Carolina–3.0%
State of South Carolina Series 2011 5.00%, 3/01/17	6,135	6,657,150

Texas–9.6%
Grand Parkway Transportation Corp. Series 2014A 3.00%, 12/15/16	11,040	11,498,933
Tarrant Regional Water District Series 2012A 5.00%, 3/01/17	6,115	6,629,332
Series 2015 5.00%, 3/01/18	2,760	3,083,555

		21,211,820

Virginia–2.4%
County of Fairfax VA Series 2011A 5.00%, 4/01/17	1,385	1,505,994
Greater Richmond Convention Center Authority Series 2015 5.00%, 6/15/16	2,000	2,110,740
Virginia Commonwealth Transportation Board Series 2012 5.00%, 5/15/15	1,745	1,755,243

		5,371,977

Wisconsin–4.7%
State of Wisconsin Series 20141 5.00%, 5/01/16	10,000	10,507,000

Total Municipal Obligations (cost $212,838,088)		212,165,081

CORPORATES-INVESTMENT GRADE–3.9%
Financial Institutions–3.6%
Banking–3.6%
Bank of America Corp. 4.50%, 4/01/15	$1,680	$1,680,000
Capital One Bank USA NA 1.20%, 2/13/17	1,850	1,845,299
Citigroup, Inc. 4.587%, 12/15/15	750	769,239
JPMorgan Chase & Co. 3.15%, 7/05/16	2,213	2,270,438
Morgan Stanley 5.375%, 10/15/15	1,300	1,331,784

		7,896,760

Industrial–0.3%
Technology–0.3%
Cisco Systems, Inc. 1.10%, 3/03/17	665	669,286

Total Corporates—Investment Grade (cost $8,566,225)		8,566,046

SHORT-TERM INVESTMENTS–0.4%
Time Deposit–0.4%
State Street Time Deposit 0.01%, 4/01/15 (cost $939,860)	940	939,860

Total Investments—99.8% (cost $222,344,173)		221,670,987

Other assets less liabilities—0.2%		527,961

Net Assets—100.0%		$222,198,948

(a)	Security is in default and is non-income producing.
(b)	Illiquid security.
(c)	When-Issued or delayed delivery security.
(d)	Non-income producing security.
(e)	Floating Rate Security. Stated interest rate was in effect at March 31, 2015.
(f)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2015 and the aggregate market value of this security amounted to $6,431,461 or 2.89% of net assets.

As of March 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 6.5% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

COP—Certificate of Participation

NATL—National Interstate Corporation

See notes to financial statements.

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration California Municipal Portfolio

March 31, 2015 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–93.1%
Long-Term Municipal Bonds–93.1%
California–80.9%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 4.00%, 4/01/16	$1,080	$1,118,665
Bay Area Toll Authority Series 2007F 5.00%, 4/01/17 (Pre-refunded/ETM)	1,305	1,420,036
City of Los Angeles CA Solid Waste Resources Revenue Series 2015A 5.50%, 2/01/18(a)	420	475,117
City of Los Angeles CA Wastewater System Revenue Series 2013B 4.00%, 6/01/16	1,000	1,042,900
City of Riverside CA Electric Revenue Series 2013A 4.00%, 10/01/16	2,285	2,406,402
East Bay Municipal Utility District Water System Revenue Series 2013A 5.00%, 6/01/16	2,000	2,109,040
Los Angeles County Sanitation Districts Financing Authority Series 2013A 5.00%, 10/01/16	1,525	1,629,539
Los Angeles Unified School District/CA Series 2014A 5.00%, 7/01/17	1,315	1,441,766
NATL Series 2002 5.75%, 7/01/16	725	773,713
Metropolitan Water District of Southern California Series 2012E-2 3.00%, 7/01/35	1,000	1,006,990
Orange County Sanitation District COP AGM Series 2007B 5.00%, 2/01/17 (Pre-refunded/ETM)	1,025	1,108,814
Sacramento City Unified School District/CA Series 2013A 4.00%, 8/01/15	1,040	1,052,480
Sacramento Municipal Utility District Series 2013C 5.00%, 8/15/16	1,595	1,695,628
San Francisco Unified School District Series 2014B 5.00%, 6/15/17	1,385	1,519,386
Principal Amount (000)		U.S. $ Value

San Jose Unified School District Series 2015 5.00%, 8/01/20	$1,400	$1,667,764
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2012A 5.00%, 7/01/16	1,255	1,327,715
State of California Series 2013B 5.00%, 9/01/15	1,815	1,850,882
State of California Department of Water Resources PWR Series 2010M 5.00%, 5/01/15	1,430	1,435,806
University of California NATL Series 2005E 5.00%, 5/15/15	1,000	1,005,820

		26,088,463

Florida–0.3%
Durbin Crossing Community Development District Series 20061 5.25%, 11/01/15(b)(c)	105	37,800
Lake Ashton II Community Development District Series 2006B 5.00%, 11/01/11(b)(c)	190	62,700

		100,500

Illinois–1.6%
State of Illinois Series 2012 5.00%, 8/01/15	510	517,364
Town of Cortland IL Special Service Areas No 9 & 10 Series 2007 5.125%, 3/01/14(b)(c)	110	5,500

		522,864

Louisiana–0.3%
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/21(b)(c)(d)	200	0
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(b)(c)	200	50,000
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(b)(c)	130	26,000

		76,000

4	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

New Jersey–6.3%
New Jersey Economic Development Authority (New Jersey Cigarette Tax) Series 2012 5.00%, 6/15/16	$820	$861,140
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/17	1,080	1,173,582

		2,034,722

New York–0.5%
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.) AMBAC Series 1987A 0.435%, 3/01/27(e)	180	170,546

Puerto Rico–3.2%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Universidad Interamericana DE Puerto Rico, Inc.) Series 2012 5.00%, 10/01/15	1,015	1,030,925

Total Municipal Obligations (cost $30,634,117)		30,024,020

CORPORATES-INVESTMENT GRADE–7.1%

Financial Institutions–7.1%
Banking–7.1%
Bank of America Corp. 1.50%, 10/09/15	860	863,651
Capital One Bank USA NA 1.20%, 2/13/17	500	498,729
JPMorgan Chase & Co. 1.35%, 2/15/17	440	441,700
Morgan Stanley Series G 5.45%, 1/09/17	445	476,031

Total Corporates—Investment Grade (cost $2,278,902)		2,280,111

SHORT-TERM INVESTMENTS–1.0%
Time Deposit–1.0%
State Street Time Deposit 0.01%, 4/01/15 (cost $327,286)	$327	$327,286

Total Investments—101.2% (cost $33,240,305)		32,631,417

Other assets less liabilities—(1.2)%		(388,562)

Net Assets—100.0%		$32,242,855

(a)	When-Issued or delayed delivery security.
(b)	Security is in default and is non-income producing.
(c)	Illiquid security.
(d)	Fair valued by the Adviser.
(e)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2015 and the aggregate market value of this security amounted to $170,546 or 0.53% of net assets.

As of March 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 10.2% and 36.2%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

See notes to financial statements.

Schedule of Investments—Short Duration California Municipal Portfolio	5

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration New York Municipal Portfolio

March 31, 2015 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–95.9%
Long-Term Municipal Bonds–95.9%
New York–89.5%
City of New York NY Series 2012A 5.00%, 8/01/16	$2,855	$3,029,212
Series 2013E 5.00%, 8/01/17	1,175	1,289,034
County of Onondaga NY Series 2013 5.00%, 5/01/16	3,605	3,787,774
County of Westchester NY Series 2013B 5.00%, 7/01/16	2,610	2,761,563
Erie County Fiscal Stability Authority (Erie County Fiscal Stability Authority Sales Tax) Series 2011C 5.00%, 12/01/16	1,000	1,075,180
Long Island Power Authority NATL Series 2006D 1.521%, 9/01/15(a)	2,050	2,062,075
Metropolitan Transportation Authority Series 2012D 4.00%, 11/15/15	1,400	1,432,858
Series 2012H 5.00%, 11/15/17	1,350	1,495,773
AGM Series 2002B-1 0.353%, 11/01/22(b)	2,575	2,518,785
Metropolitan Transportation Authority (Metropolitan Transportation Authority Service Contract) Series 2002A 5.75%, 1/01/17	3,600	3,928,248
Monroe County Industrial Development Agency (Rochester Schools Modernization State Lease) Series 2012A 5.00%, 5/01/15	1,500	1,505,940
Nassau County Interim Finance Authority Series 2012A 5.00%, 11/15/16	3,445	3,695,899
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 3.00%, 7/01/15–7/01/16	1,385	1,402,567
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2009B 5.00%, 11/01/15	845	868,415
Principal Amount (000)		U.S. $ Value

5.00%, 11/01/15 (Pre-refunded/ETM)	$1,000	$1,027,580
Series 2012E 5.00%, 2/01/17 (Pre-refunded/ETM)	1,830	1,979,291
Series 2015C 5.00%, 11/01/18	3,680	4,187,693
New York Local Government Assistance Corp. Series 2009A 5.00%, 4/01/17	1,000	1,087,940
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009A 5.00%, 3/15/17	3,700	4,017,386
New York State Energy Research & Development Authority (New York State Electric & Gas Corp.) NATL Series 2010C 0.49%, 4/01/34(b)	2,325	2,188,276
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2012D 5.00%, 6/15/20	1,000	1,183,780
New York State Thruway Authority Series 2012I 5.00%, 1/01/16 (Pre-refunded/ETM)	245	253,724
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2008B 5.25%, 4/01/18	2,710	3,052,354
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/16	835	863,966
New York State Thruway Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 3/15/18	2,000	2,238,140
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/17	1,000	1,085,780
Port Authority of New York & New Jersey Series 2013180 4.00%, 6/01/16	1,580	1,647,703
Sales Tax Asset Receivable Corp. Series 2014A 3.00%, 10/15/16	2,470	2,568,701
Schenectady County Capital Resource Corp. (Ellis Hospital) Series 2012 1.75%, 2/15/18	450	447,872

6	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Tobacco Settlement Financing Corp/NY (Tobacco Settlement Financing Corp/NY State Lease) Series 2013B 5.00%, 6/01/20	$3,950	$4,159,310
Town of Hempstead NY Series 2012 4.00%, 8/15/15	1,315	1,333,371
Triborough Bridge & Tunnel Authority Series 2012A 5.00%, 11/15/16	1,000	1,073,710
Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/18	2,170	2,292,605

		67,542,505

Colorado–1.9%
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/15	1,355	1,396,110

Florida–0.4%
Durbin Crossing Community Development District Series 20061 5.25%, 11/01/15(c)(d)	135	48,600
New River Community Development District Series 2006B 5.00%, 5/01/13(d)(e)(f)	65	1
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(d)(f)	45	22,500
Series 2010A-1 6.125%, 5/01/35(d)	20	20,024
Series 2010A-2 6.125%, 5/01/35(d)	50	50,049
Series 2010B 5.125%, 5/01/17(d)	65	65,668
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	130	131,830

		338,672

Illinois–1.4%
State of Illinois Series 2012 5.00%, 8/01/15	1,000	1,014,440
Town of Cortland IL Special Service Areas No 9 & 10 Series 2007 5.125%, 3/01/14(c)(d)	153	7,650

		1,022,090

Louisiana–0.1%
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/21(c)(d)(e)	270	0

Principal Amount (000)		U.S. $ Value

Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(c)(d)	$255	$63,750
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(c)(d)	115	23,000
Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(c)(d)	120	21,600

		108,350

New Jersey–2.6%
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/17	1,800	1,955,970

Total Municipal Obligations (cost $72,990,966)		72,363,697

CORPORATES-INVESTMENT GRADE–2.6%

Financial Institutions–2.3%
Banking–2.3%
Bank of America Corp. 4.50%, 4/01/15	420	420,000
JPMorgan Chase & Co. 0.772%, 3/01/18(g)	843	843,233
Morgan Stanley 5.375%, 10/15/15	455	466,124

		1,729,357

Industrial–0.3%
Technology–0.3%
Cisco Systems, Inc. 1.10%, 3/03/17	227	228,463

Total Corporates—Investment Grade (cost $1,954,175)		1,957,820

SHORT-TERM INVESTMENTS–0.6%
Time Deposit–0.6%
State Street Time Deposit 0.01%, 4/01/15 (cost $445,143)	445	445,143

Total Investments—99.1% (cost $75,390,284)		74,766,660

Other assets less liabilities—0.9%		670,873

Net Assets—100.0%		$75,437,533

Schedule of Investments—Short Duration New York Municipal Portfolio	7

(a)	Variable rate coupon, rate shown as of March 31, 2015.
(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2015 and the aggregate market value of these securities amounted to $4,707,061 or 6.24% of net assets.
(c)	Security is in default and is non-income producing.
(d)	Illiquid security.
(e)	Fair valued by the Adviser.
(f)	Non-income producing security.
(g)	Floating Rate Security. Stated interest rate was in effect at March 31, 2015.

As of March 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded are 9.4% and 0.0%, respectively.
Glossary:

AGM—Assured Guaranty Municipal

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

March 31, 2015 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.6%
Long-Term Municipal Bonds–94.9%
Alabama–2.1%
Alabama Federal Aid Highway Finance Authority Series 2015 5.00%, 9/01/24–9/01/25	$8,610	$10,736,573
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2012 5.00%, 9/01/24	18,230	21,730,160
Alabama Public School & College Authority Series 2009A 5.00%, 5/01/17	34,415	37,454,533
Series 2009B 5.00%, 5/01/16–5/01/17	33,390	35,565,744
Series 2014B 5.00%, 1/01/24	3,200	3,957,888
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 7/01/21–7/01/22	10,070	12,131,515
Birmingham Water Works Board Series 2010A 5.00%, 1/01/21–1/01/22	13,295	15,694,416

		137,270,829

Arizona–2.1%
Arizona Board of Regents COP (University of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,765,584
Arizona Department of Transportation State Highway Fund Revenue Series 2006 5.00%, 7/01/15	8,480	8,578,029
Series 2011A 5.00%, 7/01/24–7/01/25	17,210	20,428,886
Arizona Health Facilities Authority (Scottsdale Healthcare Hospitals Obligated Group) Series 2014A 5.00%, 12/01/23–12/01/24	2,770	3,325,975
Arizona School Facilities Board COP NATL Series 2005A-1 5.00%, 9/01/15	1,765	1,798,588

8	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Arizona Transportation Board (Arizona Transportation Board Fed Hwy Grant) Series 2009A 5.00%, 7/01/15	$16,810	$17,003,987
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/23–7/01/26	33,315	40,275,495
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement - Airport) Series 2010A 5.00%, 7/01/20–7/01/21	7,225	8,396,198
Series 2010C 5.00%, 7/01/23–7/01/25	19,665	22,614,910
Industrial Development Authority of the County of Pima (The) (Global Water Resources LLC) Series 2006 5.45%, 12/01/17	1,100	1,117,402
Maricopa County Unified School District No 69 Paradise Valley NATL Series 2004 5.20%, 7/01/16	7,510	7,956,920
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,696,881

		135,958,855

California–8.3%
California Econ Recovery Series 2009A 5.00%, 7/01/19 (Pre-refunded/ETM)	22,440	26,099,740
5.25%, 7/01/19 (Pre-refunded/ETM)	995	1,167,235
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/28	1,225	1,465,247
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010D 5.00%, 5/15/22–5/15/23	24,415	28,776,011
Fremont Unified School District/Alameda County CA AGM Series 2005B 5.00%, 8/01/15 (Pre-refunded/ETM)	1,000	1,015,820
Fresno Unified School District NATL Series 2002A 6.00%, 2/01/20	3,255	3,894,412

Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	$1,000	$1,112,480
San Francisco City & County Airports Commission (San Francisco Intl Airport) Series 2009E 5.25%, 5/01/22–5/01/23	10,380	12,058,891
Series 2011C 5.00%, 5/01/22	5,795	6,731,182
NATL Series 2006-32F 5.25%, 5/01/18	3,700	4,195,800
State of California Series 2005 5.00%, 5/01/17	15,395	15,447,189
Series 2006 5.00%, 3/01/16–10/01/16	10,110	10,643,615
Series 2008 5.00%, 4/01/18	5,000	5,601,100
Series 2009 5.25%, 10/01/20	5,085	5,996,435
Series 2009A 5.25%, 7/01/19 (Pre-refunded/ETM)	1,740	2,041,768
Series 2013 5.00%, 11/01/24–11/01/25	43,465	53,164,900
Series 2014 5.00%, 5/01/25–5/01/29	130,465	157,170,863
State of California Department of Water Resources PWR Series 2010L 5.00%, 5/01/17–5/01/19	183,675	209,670,395

		546,253,083

Colorado–1.1%
City & County of Broomfield CO COP Series 2010 5.00%, 12/01/16–12/01/20	13,735	15,417,150
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/21–11/15/23	19,685	23,047,520
Series 2011A 5.50%, 11/15/19	2,290	2,688,116
Series 2012A 5.00%, 11/15/22–11/15/24	6,630	7,655,617
Metro Wastewater Reclamation District Series 2012A 5.00%, 4/01/23	3,435	4,182,078
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(a)(b)	13,168	4,608,800

Schedule of Investments—Diversified Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value

Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 1/15/21	$2,800	$3,122,308
5.25%, 1/15/24–7/15/24	7,745	8,566,280
Todd Creek Village Metropolitan District No 1 Series 2004 4.75%, 12/01/09(a)(b)	1,852	926,072

		70,213,941

Connecticut–0.3%
State of Connecticut Series 2013A 5.00%, 10/15/21	3,370	4,026,510
Series 2014A 5.00%, 3/01/28	6,360	7,527,124
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/22–1/01/24	8,575	10,276,848

		21,830,482

Delaware–0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 1/01/26–1/01/27	5,470	6,505,512

District of Columbia–1.6%
District of Columbia Series 2013A 5.00%, 6/01/25–6/01/27	59,115	71,149,471
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/26	5,545	6,651,283
District of Columbia Water & Sewer Authority AGM Series 1998 6.00%, 10/01/16	1,635	1,769,511
Metropolitan Washington Airports Authority Series 2008A 5.50%, 10/01/18	6,910	7,900,894
Series 2010F-1 5.00%, 10/01/20	11,905	14,087,782
NATL Series 2005A 5.25%, 10/01/15	1,715	1,757,172

		103,316,113

Florida–6.0%
Brevard County School District COP Series 2013A 5.00%, 7/01/21–7/01/22	15,275	18,338,139
Citizens Property Insurance Corp. Series 2011A 5.00%, 6/01/20	6,530	7,583,289

Series 2012A 5.00%, 6/01/22	$27,105	$32,245,463
Series 2012A-1 5.00%, 6/01/20–6/01/21	20,785	24,253,378
NATL Series 2007A 5.00%, 3/01/16 (Pre-refunded/ETM)	75,725	78,967,544
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	3,895	4,642,567
Collier County School Board COP AGM Series 2005 5.00%, 2/15/16	5,000	5,197,750
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/23	5,000	5,954,800
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23–10/01/24	13,095	15,389,519
5.625%, 10/01/25	2,550	3,004,767
County of Miami-Dade FL Series 2015A 5.00%, 11/01/20–11/01/21	7,205	8,603,072
Series 2015B 5.00%, 7/01/22	3,715	4,504,029
Durbin Crossing Community Development District Series 20061 5.25%, 11/01/15(a)(b)	985	354,600
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	7,645	8,947,402
Series 2012A 5.00%, 7/01/22	10,225	12,276,237
AMBAC Series 2007A 5.00%, 7/01/15	4,825	4,882,032
NATL Series 2007B 5.00%, 7/01/15	6,095	6,167,043
Florida State Board of Education (State of Florida) Series 2013A 5.00%, 6/01/15	11,765	11,861,473
Series 2014A 5.00%, 6/01/22	3,545	4,305,722
Series 2015A 5.00%, 6/01/18	7,655	8,607,971
Series 2015B 5.00%, 6/01/17(c)	11,470	12,540,036
Heritage Plantation Community Development District Series 2006B 5.10%, 11/01/13(a)(b)	3,545	1,276,200

10	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

JEA Electric System Revenue Series 2009G 5.00%, 10/01/19	$2,695	$3,122,562
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/25	3,060	3,727,845
Lake Ashton II Community Development District Series 2006B 5.00%, 11/01/11(a)(b)	6,810	2,247,300
Live Oak No 2 Community Development District Series 2010 7.36%, 11/01/20	35	37,220
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	11,765	12,018,065
Orange County School Board COP Series 2014A 5.00%, 8/01/28–8/01/29	46,355	54,687,994
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(a)(d)	510	255,000
Series 2010A-1 6.125%, 5/01/35(a)	225	225,268
Series 2010A-2 6.125%, 5/01/35(a)	505	505,500
Series 2010B 5.125%, 5/01/17(a)	635	641,521
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	2,190	2,220,835
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/21	1,820	2,165,909
Sarasota County School Board COP Series 2010B 5.00%, 7/01/18	2,350	2,650,119
South Broward Hospital District Series 2015 5.00%, 5/01/27(c)	3,300	3,909,708
State of Florida Series 2009B 5.00%, 7/01/17	3,245	3,557,818
Series 2012B 5.00%, 7/01/18–7/01/19	10,935	12,392,591
Tampa Bay Water Series 2011A 5.00%, 10/01/23	2,050	2,454,055
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 1/01/21	3,490	4,166,188

Villages of Westport Community Development District Series 2005A 5.125%, 5/01/15(a)(b)(e)	$865	$247,390

		391,135,921

Georgia–3.1%
Athens-Clarke County Unified Government Series 2013 4.00%, 12/01/16	1,410	1,492,809
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/20–1/01/22	22,650	26,272,833
Series 2010C 5.00%, 1/01/18–1/01/19	9,260	10,427,421
5.25%, 1/01/20	6,500	7,647,965
5.50%, 1/01/21	7,500	9,076,125
5.75%, 1/01/22–1/01/23	20,000	24,536,300
5.875%, 1/01/24	2,925	3,590,555
Series 2014A 5.00%, 1/01/28	12,250	14,430,990
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/16–3/15/18	16,860	17,733,991
Municipal Electric Authority of Georgia Series 2010B 5.00%, 1/01/16–1/01/20	43,950	50,162,624
State of Georgia Series 2009I 5.00%, 7/01/18	14,580	16,467,235
Series 2014A 5.00%, 2/01/17	17,595	19,037,262

		200,876,110

Hawaii–0.4%
City & County Honolulu HI Wastewater System Revenue Series 2009A 5.00%, 7/01/21–7/01/22	6,900	7,915,510
Series 2010A 5.00%, 7/01/24	16,500	19,202,535

		27,118,045

Illinois–3.5%
City of Chicago IL (Asphalt Operating Services of Chicago LLC) Series 2010 6.125%, 12/01/18	4,280	4,447,819
City of Chicago IL (City of Chicago IL Sales Tax) AGM Series 2005 5.00%, 1/01/16	5,000	5,060,000

Schedule of Investments—Diversified Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value

County of Du Page IL Series 1993 5.60%, 1/01/21	$6,830	$7,698,230
Illinois Finance Authority (Adventist Health System/Sunbelt Obligated Group) NATL Series 1997B 2.10%, 1/01/19(f)	5,730	6,039,191
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/20–12/01/22	33,375	39,733,441
Series 2014D 5.00%, 1/01/23	1,065	1,277,073
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/20–12/15/26	17,100	20,221,466
Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/20	8,240	9,699,469
Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 6/01/20	1,005	1,175,207
NATL Series 2001B 5.50%, 6/01/17	1,025	1,129,396
NATL Series 2006A 5.00%, 7/01/16	5,285	5,574,195
State of Illinois Series 2006A 5.00%, 6/01/15	4,875	4,911,806
Series 2010 5.00%, 1/01/17–1/01/19	34,160	36,755,686
Series 2012 5.00%, 8/01/21–8/01/25	14,220	15,517,649
Series 2013 5.00%, 7/01/19–7/01/20	12,065	13,388,822
5.50%, 7/01/24	5,405	6,290,015
Series 2013A 5.00%, 4/01/23	4,390	4,959,471
Series 2014 5.00%, 5/01/22–5/01/27	16,005	17,813,292
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/20	2,280	2,592,998
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(a)(b)	5,078	1,371,060
Village of Matteson IL Series 2010 8.00%, 12/01/29(g)	19,775	18,488,241

Will & Kendall Counties Community Consolidated School District 22 Plainfield NATL Series 2007A 5.00%, 1/01/16	$7,415	$7,662,068

		231,806,595

Indiana–0.2%
County of Jasper IN (Northern Indiana Public Service Co.) NATL Series 1988B 5.60%, 11/01/16	6,560	7,019,331
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/25–9/01/28	2,940	3,380,262

		10,399,593

Iowa–0.2%
Iowa Finance Authority (Iowa Finance Authority SRF) Series 2015 5.00%, 8/01/17–8/01/18	10,610	11,833,641

Kentucky–0.2%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) NATL Series 2007 5.00%, 9/01/16	5,000	5,307,550
Kentucky Turnpike Authority (Kentucky Turnpike Authority State Lease) Series 2012A 5.00%, 7/01/26	8,490	10,104,883

		15,412,433

Louisiana–1.1%
City of Baton Rouge/Parish of East Baton Rouge LA Series 2015 5.00%, 8/01/27–8/01/28(c)	8,985	10,737,187
City of New Orleans LA NATL Series 2005 5.25%, 12/01/20	5,845	6,032,741
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/21(a)(b)(e)	4,025	0
Lakeshore Villages Master Community Development District Series 2007 5.25%, 7/01/17(a)(b)	9,814	3,434,900
Louisiana Agricultural Finance Authority Series 2007 5.25%, 9/15/17	17,625	18,524,227

12	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/21–10/01/25	$8,415	$9,828,340
Series 2010A 5.00%, 10/01/23	7,720	9,006,847
Louisiana Office Facilities Corp. (Louisiana Office Facilities Corp. State Lease) Series 2009 5.00%, 3/01/16–3/01/18	9,360	10,074,553
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(a)(b)	1,695	339,000
St Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/29	1,200	1,266,696
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 5/01/25	3,250	4,044,593

		73,289,084

Maine–0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 9/01/25	1,000	1,189,080

Maryland–1.8%
County of Anne Arundel MD Series 2013 5.00%, 4/01/20	4,415	5,196,499
State of Maryland Series 20142-C 5.00%, 8/01/21	59,585	72,152,668
Series 2014B 5.00%, 8/01/17–8/01/20	32,380	37,206,405
Washington Suburban Sanitary Commission Series 2014 5.00%, 6/01/17	5,000	5,472,100

		120,027,672

Massachusetts–2.4%
City of Cambridge MA Series 2015 5.00%, 2/15/18	2,330	2,597,554
Commonwealth of Massachusetts Series 2013A 5.00%, 4/01/18	2,060	2,308,292
Series 2013B 5.00%, 8/01/17–8/01/20	69,345	78,409,852
Series 2014A 5.00%, 12/01/17	2,415	2,682,027
Series 2014C 5.00%, 8/01/20	1,045	1,234,824

AGM Series 2006C 0.791%, 11/01/19(f)	$1,815	$1,862,916
NATL Series 2000E 0.105%, 12/01/30(f)(h)	7,750	7,289,534
NATL Series 2000F 0.09%, 12/01/30(f)(h)	6,700	6,301,919
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2013 5.00%, 6/15/20	1,040	1,228,542
Series 2014 5.00%, 6/15/20	7,170	8,469,849
Massachusetts Health & Educational Facilities Authority (CareGroup, Inc.) Series 2008E-2 5.00%, 7/01/15–7/01/17	8,515	8,936,809
Massachusetts Health & Educational Facilities Authority (President and Fellows of Harvard College) Series 1991N 6.25%, 4/01/20	2,820	3,500,635
Massachusetts School Building Authority Series 2012A 5.00%, 8/15/22–8/15/23	10,680	13,069,486
University of Massachusetts Building Authority AMBAC Series 20052 5.00%, 11/01/15 (Pre-refunded/ETM)	18,795	19,319,005

		157,211,244

Michigan–5.0%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/19–7/01/20	20,980	23,193,678
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/25–7/01/27	39,940	46,559,031
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/24–7/01/27	54,305	63,492,282
Michigan Finance Authority (Detroit City School District) Series 2014E 2.85%, 8/20/15	1,400	1,405,754
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/27	4,990	5,707,961

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value

Michigan Finance Authority (State of Michigan Unemployment) Series 2012A 5.00%, 7/01/16	$94,115	$99,568,023
Series 2012B 5.00%, 7/01/22	10,105	10,674,821
Michigan Finance Authority (Trinity Health Credit Group) Series 2015 5.00%, 12/01/23–12/01/25	13,075	15,871,130
5.50%, 12/01/26–12/01/27	7,220	9,019,356
Michigan State Building Authority (Michigan State Building Authority Lease) Series 2009I 5.00%, 10/15/15	6,290	6,449,703
State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/19–11/01/23	11,510	13,370,327
Walled Lake Consolidated School District Series 2015 4.00%, 5/01/17	6,070	6,480,818
5.00%, 5/01/20	4,635	5,377,295
Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport) Series 2010C 5.00%, 12/01/17	5,000	5,509,950
Wayne State University Series 2009A 5.00%, 11/15/21–11/15/23	14,100	16,341,570

		329,021,699

Minnesota–0.9%
Southern Minnesota Municipal Power Agency AMBAC Series 2002A 5.25%, 1/01/16	6,820	7,058,223
State of Minnesota Series 2014A 5.00%, 8/01/17	13,830	15,226,138
Series 2014B 4.00%, 8/01/17	14,400	15,522,480
Series 2014E 3.00%, 8/01/16	7,365	7,624,690
4.00%, 8/01/17	12,610	13,592,950

		59,024,481

Missouri–0.2%
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/25	2,630	3,213,229

Springfield Public Utilities Board Series 2012 5.00%, 12/01/18–12/01/19	$7,290	$8,293,597

		11,506,826

Nevada–4.1%
Clark County School District Series 2008A 5.00%, 6/15/21	5,000	5,579,800
Series 2013B 5.00%, 6/15/17	6,780	7,389,590
Series 2015A 5.00%, 6/15/18	70,485	78,845,931
Series 2015B 5.00%, 6/15/22	17,785	21,315,500
AGM Series 2005C 5.00%, 12/15/15 (Pre-refunded/ETM)	22,380	23,134,206
NATL Series 2005A 5.00%, 6/15/17	27,880	28,427,842
County of Clark Department of Aviation (McCarran Intl Airport) AGM Series 2009C 5.00%, 7/01/24	9,175	10,405,551
County of Clark NV Series 2015A 5.00%, 7/01/18(c)	8,955	10,062,196
AMBAC Series 1992A 6.50%, 6/01/17	1,760	1,970,848
AMBAC Series 2006 5.00%, 11/01/15 (Pre-refunded/ETM)	1,085	1,115,250
5.00%, 11/01/16	16,010	17,150,552
County of Clark NV (County of Clark NV Fuel Tax) Series 2011 5.00%, 7/01/19	8,390	9,642,795
AMBAC Series 2007 5.00%, 7/01/15–7/01/16	14,320	14,551,239
County of Clark NV (McCarran Intl Airport) Series 2008A 5.25%, 7/01/17	16,695	18,379,525
State of Nevada Series 2014A 5.00%, 4/01/21	15,215	18,156,820

		266,127,645

New Jersey–4.9%
Garden State Preservation Trust AGM Series 2005A 5.80%, 11/01/15 (Pre-refunded/ETM)	2,325	2,400,563
New Jersey Economic Development Authority Series 2008A 5.00%, 5/01/15–5/01/16	55,310	56,791,682

14	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Series 2011E 5.00%, 9/01/20	$6,220	$6,992,213
5.50%, 9/01/21	1,360	1,560,328
Series 2011G 5.00%, 9/01/20	2,895	3,254,414
Series 2013 5.00%, 3/01/20	12,925	14,428,307
Series 2014P 5.00%, 6/15/26	10,350	11,552,981
Series 2014U 5.00%, 6/15/20–6/15/21	14,200	15,950,628
New Jersey Economic Development Authority (College Avenue Redevelopment Associates LLC) Series 2013 5.00%, 6/15/25–6/15/26	4,500	5,436,770
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/22	1,075	1,236,487
5.50%, 1/01/26–1/01/27	2,000	2,342,540
New Jersey State Turnpike Authority Series 2012B 5.00%, 1/01/26–1/01/27	12,700	14,841,064
Series 2014A 5.00%, 1/01/27–1/01/29	75,920	88,940,304
Series 2014C 5.00%, 1/01/24	14,720	17,903,494
AGM Series 2005D-3 5.25%, 1/01/26	14,770	18,355,270
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19–9/15/21	43,890	50,192,095
New Jersey Transportation Trust Fund Authority Series 2006A 5.25%, 12/15/20	3,730	4,235,564
Series 2013A 5.00%, 6/15/20	3,960	4,413,182

		320,827,886

New Mexico–0.1%
State of New Mexico Severance Tax Permanent Fund Series 2010A 5.00%, 7/01/16	5,160	5,458,300

New York–15.1%
City of New York NY Series 2005J 5.00%, 3/01/17	865	867,837
Series 2007C 5.00%, 1/01/16	10,370	10,738,239
Series 2007E 5.00%, 8/01/16	4,715	5,002,709

Series 2008B 5.00%, 9/01/15	$10,000	$10,196,800
Series 2008C 5.25%, 8/01/16	17,165	18,268,710
Series 2009C 5.00%, 8/01/17–8/01/22	18,190	20,838,577
Series 2010B 5.00%, 8/01/16–8/01/19	23,020	25,758,495
Series 2012A 5.00%, 10/01/16	10,090	10,775,515
Series 2012B 5.00%, 8/01/16	18,615	19,750,887
Series 2013B 5.00%, 8/01/19	34,575	39,820,719
Series 2013I 5.00%, 8/01/19	7,260	8,361,487
Series 2013J 5.00%, 8/01/16–8/01/20	19,535	22,264,288
Series 2014A 5.00%, 8/01/27	1,130	1,354,169
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/16–11/15/28	25,550	28,074,580
Series 2012E 5.00%, 11/15/24	6,055	7,247,230
Series 2012F 5.00%, 11/15/22–11/15/26	55,610	66,600,361
Series 2012H 5.00%, 11/15/26	6,065	7,198,306
Series 2013B 5.00%, 11/15/26	9,505	11,328,439
Series 2014A 5.00%, 11/15/26–11/15/27	8,245	9,785,513
Series 2014C 5.00%, 11/15/27	5,000	5,972,800
AGC Series 2003B 5.25%, 11/15/20	8,415	10,078,477
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	5,364,149
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/22–11/01/25	34,430	41,390,477
Series 2011C 5.00%, 11/01/19–11/01/25	23,420	27,890,991
Series 2012A 5.00%, 8/01/25	12,345	14,801,532
Series 2012B 5.00%, 11/01/23–11/01/26	55,535	67,171,077
Series 2012E 5.00%, 11/01/21–11/01/22	22,135	26,831,810
Series 2015C 5.00%, 11/01/18	2,040	2,321,438

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value

New York State Dormitory Authority (City University of New York State Lease) Series 2008A 5.00%, 7/01/15–7/01/16	$24,900	$25,880,330
Series 2008B 5.00%, 7/01/15	8,870	8,972,360
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/19–7/01/24	25,150	29,024,823
New York State Dormitory Authority (New York University) NATL Series 1998A 6.00%, 7/01/18	2,865	3,313,172
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009G 5.00%, 3/15/19–3/15/21	13,865	15,888,886
Series 2011E 5.00%, 8/15/21	3,880	4,674,430
Series 2012A 5.00%, 12/15/22	20,745	25,314,294
Series 2012B 5.00%, 3/15/21–3/15/22	54,800	66,014,324
Series 2013A 5.00%, 2/15/20	4,635	5,430,273
Series 2014C 5.00%, 3/15/27	2,015	2,416,710
Series 2014E 5.00%, 2/15/17–2/15/27	9,580	11,048,662
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 0.102%, 10/01/36(f)(h)	11,425	10,395,013
XLCA Series 2004A 0.114%, 1/01/39(f)(h)	10,000	8,934,840
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	21,566,392
NATL Series 2005B 5.00%, 4/01/16	44,040	45,070,976
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	3,055	3,483,342
New York State Thruway Authority (New York State Thruway Authority Service Contract) Series 2009 5.00%, 4/01/17–4/01/18	47,425	51,882,277

New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/16–3/15/26	$71,295	$84,405,646
Series 2013D 5.00%, 3/15/23	32,000	39,069,120
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	3,335	3,867,866

		992,709,348

North Carolina–0.7%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 1/01/22 (Pre-refunded/ETM)	1,720	2,201,961
Series 2009B 5.00%, 1/01/17	1,020	1,097,204
Series 2012B 5.00%, 1/01/21	13,270	15,388,555
North Carolina Municipal Power Agency No 1 Series 2008A 5.25%, 1/01/16	20,000	20,735,600
Series 2008C 5.25%, 1/01/17	6,670	7,208,603

		46,631,923

Ohio–3.3%
City of Cincinnati OH Water System Revenue Series 2007A 5.00%, 12/01/15	5,780	5,963,226
City of Cleveland OH Airport System Revenue AMBAC Series 2006A 5.00%, 1/01/23	3,145	3,338,260
City of Columbus OH Series 20131 5.00%, 7/01/16–7/01/20	9,165	10,275,482
Series 2014A 5.00%, 2/15/21	5,580	6,688,579
Columbiana County Port Authority (ELS Transportation LLC) Series 2004A 7.00%, 8/01/21(a)(b)	500	200,000
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/19–12/01/24	93,725	109,784,835
Hamilton County Convention Facilities Authority Series 2014 5.00%, 12/01/22–12/01/23	3,440	4,042,709

16	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

State of Ohio Series 2011A 5.00%, 8/01/20–8/01/21	$57,430	$68,277,692
University of Cincinnati Series 2010F 5.00%, 6/01/20–6/01/21	6,795	7,993,883
University of Toledo Series 2010 5.00%, 6/01/21	2,610	3,004,528

		219,569,194

Oklahoma–0.2%
Comanche County Hospital Authority Series 2015 5.00%, 7/01/16–7/01/28(c)	10,670	11,688,233
McGee Creek Authority NATL Series 1992 6.00%, 1/01/23	3,360	3,763,805

		15,452,038

Oregon–0.5%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 8/01/22	8,685	10,578,070
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/24	1,000	1,095,730
Port of Portland OR (Portland Intl Airport) Series 2010 20C 5.00%, 7/01/23	1,405	1,634,352
State of Oregon Department of Administrative Services COP Series 2009D 5.00%, 11/01/21–11/01/23	18,535	21,415,325

		34,723,477

Pennsylvania–4.5%
Allegheny County Airport Authority (Pittsburgh International Airport) NATL Series 2001B 5.00%, 1/01/18	1,585	1,749,365
Central Bucks School District NATL Series 2007 5.00%, 5/15/16 (Pre-refunded/ETM)	2,045	2,153,487
5.00%, 5/15/16	2,955	3,107,183
City of Philadelphia PA Series 2013A 5.00%, 7/15/19–7/15/21	4,495	5,231,347
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	7,192,738

Series 2010D 5.00%, 6/15/19–6/15/20	$18,065	$20,713,453
Series 2011A 5.00%, 6/15/16–6/15/19	6,300	6,977,575
Commonwealth of Pennsylvania Series 2010A 5.00%, 2/15/17	4,220	4,553,591
Series 2014 5.00%, 6/15/17–7/01/17	25,140	27,436,971
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 1/01/16–7/01/19	28,850	32,068,908
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 6/30/26–12/31/28	51,190	58,181,104
Pennsylvania Turnpike Commission Series 2009B 5.00%, 6/01/15–6/01/20	54,525	59,866,566
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/15–9/01/20	35,680	39,607,459
5.125%, 9/01/22	9,080	10,568,757
Southeastern Pennsylvania Transportation Authority Series 2010 5.00%, 3/01/23–3/01/24	12,245	14,078,688

		293,487,192

Puerto Rico–0.2%
Puerto Rico Sales Tax Financing Corp. Series 2009A 5.375%, 8/01/19 (Pre-refunded/ETM)	10,315	12,135,288

Rhode Island–0.6%
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	7,545,963
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,769,670
5.75%, 8/01/19 (Pre-refunded/ETM)	4,940	5,601,614
Rhode Island Economic Development Corp. (State of Rhode Island DOT Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/17	7,955	8,657,745

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 6/01/21–6/01/23	$14,635	$17,171,516

		40,746,508

South Carolina–1.4%
Beaufort County School District/SC Series 2015A 5.00%, 3/01/18	3,210	3,583,291
Greenville County School District (Greenville County School District Lease) Series 2006 5.00%, 12/01/15	5,000	5,157,800
Horry County School District/SC Series 2015A 5.00%, 3/01/23–3/01/24	20,975	25,822,393
Newberry Investing IN Children’s Education Series 2005 5.25%, 12/01/15 (Pre-refunded/ETM)	2,315	2,392,506
SCAGO Educational Facilities Corp. for Pickens School District Series 2015 5.00%, 12/01/22–12/01/27(c)	7,000	8,348,520
South Carolina State Public Service Authority Series 2015A 5.00%, 12/01/24	4,490	5,482,470
Series 2015B 5.00%, 12/01/22–12/01/23(c)	32,645	39,433,535

		90,220,515

Tennessee–0.0%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	2,115	2,462,960

Texas–11.2%
Aldine Independent School District Series 2013 5.00%, 2/15/17	4,945	5,347,424
Austin Independent School District Series 2014B 5.00%, 8/01/20–8/01/21	6,700	7,949,302
Bell County Health Facility Development Corp. Series 1989 6.50%, 5/01/15 (Pre-refunded/ETM)	1,000	1,135,250
Brownsville Independent School District Series 2013A 5.00%, 2/15/19	4,000	4,579,520

Bryan Independent School District Series 2015B 4.00%, 2/15/18	$1,315	$1,429,379
Camino Real Regional Mobility Authority Series 2008 5.00%, 8/15/15–2/15/21	34,860	36,138,571
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	19,480	22,525,308
Series 2015C 5.00%, 8/15/23–8/15/25	4,860	5,713,462
City of Garland TX Series 2010 5.00%, 2/15/24	3,800	4,417,006
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/23–9/01/25	3,800	4,527,816
City of Houston TX Airport System Revenue Series 2009A 5.00%, 7/01/21	2,090	2,342,660
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	6,400	6,878,272
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/23–5/15/28	24,850	30,027,881
City of San Antonio TX Series 2014 5.00%, 2/01/21	3,905	4,654,252
City of San Antonio TX Water System Revenue Series 2011A 5.00%, 5/15/23–5/15/26	21,200	24,699,461
Series 2013E 5.00%, 5/15/25	3,000	3,621,210
City of Waco TX Series 2015 5.00%, 2/01/21	5,505	6,561,244
City Public Service Board of San Antonio TX Series 2008 5.00%, 2/01/21	5,040	5,591,678
Series 2009D 5.00%, 2/01/20	47,315	53,868,601
Clear Creek Independent School District Series 2004A 5.00%, 2/15/16	1,280	1,332,774
County of Harris TX Series 2010A 5.00%, 10/01/23–10/01/25	17,725	21,101,312

18	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Series 2014A 5.00%, 10/01/17	$4,820	$5,327,401
Dallas Independent School District Series 2011 5.00%, 2/15/22	5,165	6,186,121
Dallas/Fort Worth International Airport Series 2009A 5.00%, 11/01/15	6,415	6,588,911
Series 2012F 5.00%, 11/01/21–11/01/25	17,905	20,566,317
Series 2014A 5.25%, 11/01/28	11,550	13,426,413
El Paso Independent School District Series 2015 5.00%, 8/15/22	3,725	4,542,973
Grand Parkway Transportation Corp. Series 2014A 3.00%, 12/15/16	168,095	175,082,709
Houston Independent School District Series 2014 5.00%, 2/15/17–2/15/18	29,205	32,126,444
Lower Colorado River Authority AGM Series 1999A 5.875%, 5/15/16	2,325	2,389,937
North Texas Tollway Authority Series 2011D 5.00%, 9/01/24	5,000	5,974,650
5.25%, 9/01/25–9/01/26	35,940	43,488,333
Series 2014A 5.00%, 1/01/21–1/01/24	16,695	19,839,602
Retama Development Corp. Series 1993 8.75%, 12/15/15 (Pre-refunded/ETM)	1,200	1,268,376
SA Energy Acquisition Public Facility Corp. (Goldman Sachs Group, Inc. (The)) Series 2007 5.25%, 8/01/15	1,880	1,907,241
Spring Independent School District Series 2011 5.00%, 8/15/20–8/15/21	8,365	9,880,489
State of Texas Series 2011 5.00%, 10/01/22–10/01/25	47,335	57,458,937
Series 2014 4.00%, 10/01/17	5,400	5,837,022
Series 2014A 5.00%, 10/01/21–10/01/22	12,120	14,697,228
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	1,160	1,189,940
Texas A&M University Series 2009D 5.00%, 5/15/18	2,000	2,248,800

Texas Public Finance Authority (State of Texas Unemployment) Series 2014B 4.00%, 7/01/17–1/01/18	$28,250	$29,588,895
Texas Transportation Commission State Highway Fund Series 2007 5.00%, 4/01/16–4/01/24	18,250	19,426,177

		733,485,299

Utah–0.1%
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 6/15/26–6/15/28	5,455	6,542,918

Virginia–1.0%
County of Fairfax VA Series 2012A 5.00%, 4/01/17	6,760	7,350,554
Series 2015C 3.00%, 10/01/16(c)	13,490	13,875,274
4.00%, 10/01/17(c)	25,985	27,779,784
5.00%, 10/01/18(c)	13,855	15,528,961

		64,534,573

Washington–5.6%
Chelan County Public Utility District No 1 Series 2011A 5.00%, 7/01/20	3,110	3,595,720
Series 2011B 5.00%, 7/01/21	5,000	5,825,200
5.25%, 7/01/22	3,670	4,345,500
City of Seattle WA Series 2014 5.00%, 5/01/16–5/01/17	9,675	10,303,860
County of Cowlitz WA (County of Cowlitz WA Spl Swr) Series 2002 5.50%, 11/01/19	1,435	1,548,695
County of King WA Series 2015 5.00%, 7/01/21–7/01/23	4,770	5,805,457
County of King WA Sewer Revenue Series 2011B 5.00%, 1/01/23	4,415	5,219,634
Energy Northwest AMBAC Series 2005A 5.00%, 7/01/15 (Pre-refunded/ETM)	2,315	2,342,595
Energy Northwest (Bonneville Power Administration) Series 2007A 5.00%, 7/01/16	5,450	5,765,773
Series 2007C 5.00%, 7/01/17	2,625	2,874,979
Series 2012A 5.00%, 7/01/18–7/01/21	92,585	105,897,659

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value

Franklin County School District No 1 Pasco Series 2015 5.00%, 12/01/23	$4,750	$5,817,752
Grant County Public Utility District No 2 Series 2011I 5.00%, 1/01/20–1/01/23	13,725	16,164,469
Port of Seattle WA Series 2010B 5.00%, 6/01/22	1,995	2,301,871
Series 2010C 5.00%, 2/01/17	2,590	2,786,063
Snohomish County School District No 2 Everett Series 2014 5.00%, 12/01/21	3,600	4,329,180
State of Washington Series 2008C 5.00%, 1/01/17	3,225	3,474,937
Series 2009R 5.00%, 1/01/17	5,810	6,262,367
Series 2010R 5.00%, 7/01/20	6,370	7,523,734
Series 2012 5.00%, 7/01/22–7/01/23	27,935	33,879,301
Series 2012R 5.00%, 7/01/23–7/01/24	22,715	27,466,524
Series 2012R-2012D 5.00%, 7/01/17	5,000	5,477,300
Series 2012R-2013A 5.00%, 7/01/17	3,545	3,883,406
Series 2014 4.00%, 7/01/17	17,610	18,900,989
Series 2014R 5.00%, 7/01/17	5,180	5,674,483
Series 2015B 5.00%, 2/01/22	4,480	5,408,794
AGM Series 2006 5.00%, 7/01/15	5,405	5,467,482
AMBAC Series 2007C 5.00%, 1/01/16	7,770	8,045,913
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/21–9/01/23	36,660	43,743,526
Series 2013C 5.00%, 9/01/19	6,060	6,953,608
State of Washington COP Series 2015 5.00%, 7/01/18	3,565	4,004,457

		371,091,228

Wisconsin–0.8%
State of Wisconsin Series 20141 5.00%, 5/01/16	3,030	3,183,621

Series 20142 5.00%, 5/01/17	$23,330	$25,432,966
Series 2014B 5.00%, 5/01/17	3,610	3,935,405
Wisconsin Department of Transportation Series 2007I 5.00%, 7/01/16–7/01/17	8,885	9,477,437
AGM Series 2005A 5.25%, 7/01/16	9,690	10,281,284
WPPI Energy Series 2014A 5.00%, 7/01/29	1,000	1,178,950

		53,489,663

Total Long-Term Municipal Bonds (cost $5,983,934,183)		6,230,897,194

Short-Term Municipal Notes–1.7%
Alaska–0.2%
City of Valdez AK (Exxon Mobil Corp.)
Series 1993B 0.02%, 12/01/33(i)	5,700	5,700,000
Series 1993C 0.02%, 12/01/33(i)	5,475	5,475,000

		11,175,000

Connecticut–0.1%
Connecticut State Health & Educational Facility Authority (Yale University) Series 2001V-1 0.01%, 7/01/36(i)	8,260	8,260,000

Louisiana–0.1%
City of Baton Rouge/Parish of East Baton Rouge LA (Exxon Mobil Corp.) Series 1989 0.01%, 11/01/19(i)	7,800	7,800,000

Mississippi–0.3%
County of Jackson MS (Chevron Corp.) Series 1993 0.01%, 6/01/23(i)	12,500	12,500,000
Mississippi Business Finance Corp. (Chevron USA, Inc.) Series 2007E 0.02%, 12/01/30(i)	7,000	7,000,000

		19,500,000

Texas–1.0%
Gulf Coast Industrial Development Authority (Exxon Mobil Corp.) Series 2012 0.02%, 11/01/41(i)	44,800	44,800,000

20	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Lower Neches Valley Authority Industrial Development Corp. (Exxon Capital Ventures, Inc.) Series 2012 0.01%, 5/01/46(i)	$19,300	$19,300,000

		64,100,000

Total Short-Term Municipal Notes (cost $110,835,000)		110,835,000

Total Municipal Obligations (cost $6,094,769,183)		6,341,732,194

CORPORATES-INVESTMENT GRADE–3.4%

Financial Institutions–2.3%
Banking–2.3%
Bank of America Corp. 1.50%, 10/09/15	33,318	33,459,435
4.50%, 4/01/15	18,940	18,940,000
Capital One Bank USA NA 1.20%, 2/13/17	4,905	4,892,537
Citigroup, Inc. 4.587%, 12/15/15	14,497	14,868,877
JPMorgan Chase & Co. 0.772%, 3/01/18(j)	2,000	2,000,552
1.35%, 2/15/17	41,328	41,487,691
3.15%, 7/05/16	3,950	4,052,522
Morgan Stanley 5.375%, 10/15/15	25,375	25,995,393
Series G 5.45%, 1/09/17	8,860	9,477,826

		155,174,833

Industrial–1.1%
Capital Goods–0.2%
Caterpillar, Inc. 0.95%, 6/26/15	13,617	13,639,196

Communications-Telecommunications–0.2%
Verizon Communications, Inc. 2.50%, 9/15/16	14,764	15,078,207

Consumer Cyclical-Automotive–0.2%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	12,630	12,653,277

Consumer Non-Cyclical–0.2%
Becton Dickinson and Co. 0.721%, 6/15/16(j)	10,000	10,012,210

Technology–0.3%
Cisco Systems, Inc. 1.10%, 3/03/17	19,455	19,580,388

		70,963,278

Total Corporates—Investment Grade (cost $225,275,272)		226,138,111

SHORT-TERM INVESTMENTS–1.2%
Time Deposit–1.2%
State Street Time Deposit 0.01%, 4/01/15 (cost $77,627,733)	$77,628	$77,627,733

Total Investments—101.2% (cost $6,397,672,188)		6,645,498,038

Other assets less liabilities—(1.2)%		(81,589,597)

Net Assets—100.0%		$6,563,908,441

(a)	Illiquid security.
(b)	Security is in default and is non-income producing.
(c)	When-Issued or delayed delivery security.
(d)	Non-income producing security.
(e)	Fair valued by the Adviser.
(f)	Variable rate coupon, rate shown as of March 31, 2015.
(g)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(h)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2015 and the aggregate market value of these securities amounted to $32,921,306 or 0.50% of net assets.
(i)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(j)	Floating Rate Security. Stated interest rate was in effect at March 31, 2015.

As of March 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded are 9.2% and 23.6%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

COP—Certificate of Participation

DOT—Department of Transportation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—Diversified Municipal Portfolio	21

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

March 31, 2015 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.3%
Long-Term Municipal Bonds–96.3%
California–85.0%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/20–4/01/22	$2,000	$2,336,870
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/21–5/01/24	4,050	4,867,066
Bay Area Toll Authority Series 2006F 5.00%, 4/01/16 (Pre-refunded/ETM)	5,250	5,497,013
5.00%, 4/01/16	3,630	3,799,340
Series 2007F 5.00%, 4/01/16	3,570	3,736,541
Series 2009F-1 5.00%, 4/01/19 (Pre-refunded/ETM)	14,975	17,238,471
Series 2012 5.00%, 4/01/24–4/01/25	13,845	16,716,450
Series 2014A 1.00%, 4/01/47	15,455	15,510,020
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/25	4,710	5,706,542
California Econ Recovery Series 2009A 5.00%, 7/01/18	2,375	2,695,459
5.00%, 7/01/18 (Pre-refunded/ETM)	8,245	9,346,120
5.00%, 7/01/19 (Pre-refunded/ETM)	22,500	26,169,525
California Infrastructure & Economic Development Bank (Broad Collection (The)) Series 2011A 5.00%, 6/01/21	20,650	24,936,320
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/27(a)	4,000	4,506,160
California Special Districts Association Finance Corp. COP AGM Series 1996Z 5.50%, 8/01/17 (Pre-refunded/ETM)	185	189,584
Principal Amount (000)		U.S. $ Value

California State Public Works Board Series 2009E 5.00%, 4/01/19 (Pre-refunded/ETM)	$10,825	$12,507,205
Series 2011G 5.00%, 12/01/21 (Pre-refunded/ETM)	1,545	1,893,135
NATL Series 2007B 5.00%, 6/01/15 (Pre-refunded/ETM)	3,030	3,053,816
NATL Series 2007C 5.00%, 9/01/16 (Pre-refunded/ETM)	1,575	1,681,013
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 9/01/30	11,220	13,188,549
Series 2014B 5.00%, 10/01/29	4,445	5,259,413
AMBAC Series 1993A 5.00%, 12/01/19	2,340	2,588,602
California State University Series 2010A 5.00%, 11/01/24	1,490	1,748,023
Series 2011A 5.25%, 11/01/26	5,500	6,630,360
Series 2012A 5.00%, 11/01/26	10,930	13,173,710
Series 2014A 5.00%, 11/01/28	16,650	20,175,637
California Statewide Communities Development Authority (Kaiser Credit Group) Series 2012C 5.00%, 11/01/29	2,630	2,868,015
Series 2012E-1 5.00%, 4/01/44	1,000	1,089,190
Chaffey Community College District NATL Series 2005B 5.00%, 6/01/15 (Pre-refunded/ETM)	1,440	1,451,318
City & County of San Francisco CA Series 2013A 5.00%, 6/15/15	2,385	2,409,017
City of Industry CA Series 2009 5.00%, 7/01/17	3,655	3,988,519
City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 5/15/22–5/15/25	16,895	19,880,781
Series 2010B 5.00%, 5/15/21	6,500	7,686,705
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 6/01/23	2,765	3,369,374

22	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2008A 5.50%, 5/15/15–5/15/17	$13,595	$14,578,787
Series 2009A 5.25%, 5/15/23–5/15/24	15,955	18,595,695
Series 2010A 5.00%, 5/15/23–5/15/25	25,915	30,495,306
Series 2010D 5.00%, 5/15/23	5,000	5,891,150
City of Riverside CA Electric Revenue Series 2013A 5.00%, 10/01/15	2,425	2,482,012
City of San Francisco CA Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/25	4,000	4,840,600
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009A 5.00%, 11/01/28	2,000	2,322,980
Series 2011A 5.00%, 11/01/25	11,320	13,619,771
City of San Jose CA Airport Revenue Series 2014A 5.00%, 3/01/25	3,600	4,202,136
Contra Costa Water District Series 2012Q 5.00%, 10/01/20	5,315	6,348,342
Series 2013R 5.00%, 10/01/16	1,570	1,677,624
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 8/01/21(b)	3,000	3,523,410
NATL Series 2005 5.00%, 8/01/20	2,020	2,051,956
Fremont Unified School District/Alameda County CA Series 2014A 4.00%, 8/01/16	1,225	1,284,302
Grossmont-Cuyamaca Community College District AGC Series 2008 5.25%, 8/01/17	1,150	1,272,004
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/21–9/01/23	1,675	1,926,701
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/23	4,025	4,765,721

Long Beach Unified School District Series 2009A 5.00%, 8/01/15–8/01/18	$17,695	$19,317,883
Series 2010A 5.00%, 8/01/25	1,000	1,172,690
Los Angeles Community College District/CA Series 2015A 5.00%, 8/01/25	5,000	6,192,700
Los Angeles County Metropolitan Transportation Authority Series 2010A 5.00%, 7/01/21	2,000	2,327,580
Series 2014 5.00%, 7/01/23	2,220	2,763,900
Los Angeles Department of Water & Power PWR Series 2008A-2 4.00%, 7/01/16	10,050	10,504,561
Series 2012C 4.00%, 1/01/16	1,000	1,019,270
5.00%, 1/01/16	8,150	8,347,393
Series 2013A 5.00%, 7/01/21	1,505	1,821,833
Series 2014B 5.00%, 7/01/27	2,190	2,638,556
Series 2014C 5.00%, 7/01/26	11,725	14,435,234
Los Angeles Department of Water & Power WTR Series 2012C 5.00%, 7/01/23	1,540	1,882,635
Los Angeles Unified School District/CA Series 2014C 5.00%, 7/01/27	10,365	12,594,822
FGIC Series 2005A-1 5.00%, 7/01/20–7/01/22	13,485	13,643,510
NATL Series 2005A-2 5.00%, 7/01/20	11,000	11,130,900
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 8/01/21–8/01/22	2,100	1,788,944
Metropolitan Water District of Southern California Series 1993 5.75%, 8/10/18	7,600	8,282,708
Series 1993A 5.75%, 7/01/21 (Pre-refunded/ETM)	710	894,522
5.75%, 7/01/21	1,775	2,124,675
Series 2014A 5.00%, 3/01/17–3/01/20	11,585	13,220,637
Natomas Unified School District BAM Series 2014 5.00%, 8/01/22–8/01/23	4,950	6,005,158

Schedule of Investments—California Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value

Northern California Power Agency Series 2012A 5.00%, 7/01/25–7/01/27	$3,980	$4,692,463
Orange County Sanitation District COP Series 2009A 5.00%, 2/01/18–2/01/20	11,045	12,551,110
Peralta Community College District Series 2014A 5.00%, 8/01/28	1,820	2,172,734
Pittsburg Successor Agency Redevelopment Agency Series 1983 9.60%, 6/01/16 (Pre-refunded/ETM)	1,000	1,103,720
Port of Los Angeles Series 2011B 5.00%, 8/01/23	2,500	3,012,875
Series 2014A 5.00%, 8/01/26–8/01/27	2,565	3,087,659
Port of Oakland Series 2012P 5.00%, 5/01/22–5/01/25	16,945	19,880,030
NATL Series 2007C 5.00%, 11/01/18	1,900	2,099,576
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	2,000	2,224,960
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/24	4,945	5,813,738
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/21	1,175	1,473,544
Sacramento Municipal Utility District Series 2012Y 5.00%, 8/15/25	4,555	5,486,589
Series 2013C 5.00%, 8/15/16	5,155	5,480,229
Sacramento Regional Transit District Series 2012 5.00%, 3/01/24	1,000	1,164,270
San Diego County Water Authority COP AGM Series 2008A 5.00%, 5/01/19–5/01/24	7,655	8,588,536
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/18–5/15/21	35,520	40,590,886
San Francisco City & County Airports Commission (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/15–5/01/16	26,210	26,836,969

Series 2011 5.25%, 5/01/18	$4,655	$5,219,931
Series 2011C 5.00%, 5/01/21	3,900	4,603,092
Series 2011S 5.00%, 5/01/25	3,000	3,565,500
AGC Series 2008-34E 5.00%, 5/01/16	1,345	1,409,022
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/19–8/01/24	3,855	4,443,321
Santa Fe Springs Community Development Commission NATL Series 2002 5.375%, 9/01/17	560	560,694
Santa Rosa City Schools Series 2013 4.00%, 8/01/16	1,740	1,820,927
5.00%, 8/01/17	4,255	4,674,160
South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/19–11/01/20	5,520	6,430,563
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/22–7/01/25	12,235	14,261,499
Series 2014A 5.00%, 7/01/30	1,000	1,186,110
Southwestern Community College District Series 2015 5.00%, 8/01/20–8/01/25(b)	14,850	18,238,886
State of California Series 2013 5.00%, 10/01/20–9/01/28	29,390	34,874,510
Series 2014 5.00%, 12/01/22–5/01/29	18,665	22,515,511
Series 2015 5.00%, 3/01/21	17,455	20,839,175
State of California Department of Water Resources PWR Series 2008H
5.00%, 5/01/17	1,455	1,590,170
Series 2008K 5.00%, 5/01/18	23,145	26,064,279
Series 2010L 5.00%, 5/01/15–5/01/20	22,765	25,597,945
AGM Series 2008H 5.00%, 5/01/17	21,050	23,005,545
State of California Department of Water Resources WTR Series 2014A 5.00%, 12/01/27	9,410	11,537,897

24	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Sweetwater Union High School District BAM Series 2014 5.00%, 8/01/28–8/01/29	$7,980	$9,377,960
University of California Series 2009Q 5.25%, 5/15/22	3,510	3,874,022
Series 2010U 5.00%, 5/15/24	4,215	4,934,374
Series 2012G 5.00%, 5/15/25	10,000	12,039,400
Series 2014A 5.00%, 5/15/28	1,000	1,213,560
Series 2015A 5.00%, 5/15/20	2,500	2,956,425
Series 2015I 5.00%, 5/15/21	2,900	3,479,797
AGM Series 2007J 5.00%, 5/15/15 (Pre-refunded/ETM)	395	401,202
5.00%, 5/15/16	5,935	6,028,476
Vacaville Unified School District BAM Series 2015C 5.00%, 8/01/20–8/01/22(b)	2,390	2,835,279
West Contra Costa Unified School District Series 2013A 4.00%, 8/01/15	4,535	4,590,871
Series 2013B 4.00%, 8/01/15	4,000	4,049,280

		964,361,742

Colorado–0.4%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	1,700	2,051,101
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/20	1,625	1,878,061

		3,929,162

Florida–3.1%
Citizens Property Insurance Corp. Series 2009A-1 6.00%, 6/01/16	13,160	14,015,926
County of Miami-Dade FL Aviation Revenue (Miami-Dade Intl Airport)
Series 2009A 5.75%, 10/01/21	1,055	1,243,138
Miami-Dade County Expressway Authority Series 2013A 5.00%, 7/01/21	1,280	1,511,450

New River Community Development District Series 2006B 5.00%, 5/01/13(c)(d)(e)	$405	$4
State Board of Administration Finance Corp. (Florida Hurricane Catastrophe Fund) Series 2010A 5.00%, 7/01/15 (Pre-refunded/ETM)	4,000	4,047,680
5.00%, 7/01/16 (Pre-refunded/ETM)	13,080	13,834,454
Sterling Hill Community Development District Series 2003B 5.50%, 11/01/10(d)(e)(f)	155	65,891

		34,718,543

Guam–0.1%
Guam Government Waterworks Authority Series 2005 5.50%, 7/01/15 (Pre-refunded/ETM)	995	1,007,577

Illinois–2.0%
State of Illinois Series 2012 5.00%, 8/01/18–8/01/23	12,445	13,879,751
Series 2014 5.00%, 5/01/28	4,735	5,155,989
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 1/01/26	4,450	4,103,033

		23,138,773

Louisiana–0.0%
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/21(d)(e)(f)	3,200	0

Massachusetts–0.5%
Commonwealth of Massachusetts NATL Series 2000E 0.105%, 12/01/30(g)(h)	6,075	5,714,054

New Jersey–2.5%
New Jersey Transportation Trust Fund Authority Series 2013A 5.00%, 12/15/19–6/15/20	25,930	28,885,082

North Carolina–0.2%
North Carolina Eastern Municipal Power Agency Series 2009B 5.00%, 1/01/16	2,375	2,457,199

Schedule of Investments—California Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value

Ohio–0.0%
Columbiana County Port Authority (ELS Transportation LLC)
Series 2004A 7.00%, 8/01/21(e)(f)	$310	$124,000

Puerto Rico–1.0%
Commonwealth of Puerto Rico NATL Series 2001A 5.50%, 7/01/19	5,470	5,797,489
Government Development Bank for Puerto Rico NATL Series 1985 4.75%, 12/01/15	5,555	5,590,219

		11,387,708

Texas–1.1%
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	10,290	11,706,315
Dallas/Fort Worth International Airport Series 2009A 5.00%, 11/01/21	1,180	1,263,143

		12,969,458

Washington–0.4%
Tobacco Settlement Authority of Washington Series 2013 5.00%, 6/01/15	1,000	1,007,420
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014B-3 5.125%, 1/01/20(a)	2,925	2,929,914

		3,937,334

Total Municipal Obligations (cost $1,039,537,271)		1,092,630,632

CORPORATES-INVESTMENT GRADE–2.8%

Financial Institutions–2.4%
Banking–2.4%
American Express Credit Corp. 1.75%, 6/12/15	5,914	5,925,988
Bank of America NA 1.125%, 11/14/16	10,000	10,010,440
JPMorgan Chase & Co. 3.15%, 7/05/16	5,410	5,550,416
Morgan Stanley 1.75%, 2/25/16	5,788	5,825,738

		27,312,582

Industrial–0.4%
Consumer Cyclical-Automotive–0.2%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	$2,475	$2,479,562

Consumer Non-Cyclical–0.2%
Becton Dickinson and Co. 0.721%, 6/15/16(i)	1,765	1,767,155

		4,246,717

Total Corporates—Investment Grade (cost $31,497,929)		31,559,299

SHORT-TERM INVESTMENTS–1.7%
Time Deposit–1.7%
State Street Time Deposit 0.01%, 4/01/15 (cost $19,608,706)	19,609	19,608,706

Total Investments—100.8% (cost $1,090,643,906)		1,143,798,637

Other assets less liabilities—(0.8)%		(8,527,746)

Net Assets—100.0%		$1,135,270,891

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the aggregate market value of these securities amounted to $7,436,074 or 0.7% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	Non-income producing security.
(d)	Fair valued by the Adviser.
(e)	Illiquid security.
(f)	Security is in default and is non-income producing.
(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2015 and the aggregate market value of this security amounted to $5,714,054 or 0.50% of net assets.
(h)	Variable rate coupon, rate shown as of March 31, 2015.
(i)	Floating Rate Security. Stated interest rate was in effect at March 31, 2015.

As of March 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 11.1% and 5.6%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

COP—Certificate of Participation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

NATL—National Interstate Corporation

See notes to financial statements.

26	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

March 31, 2015 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–97.1%
Long-Term Municipal Bonds–97.1%
New York–81.5%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/16–12/15/22	$13,090	$14,441,188
Battery Park City Authority Series 2013A 5.00%, 11/01/22	4,325	5,325,329
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/23–11/01/25	3,335	3,734,302
5.25%, 11/01/29	1,900	2,087,378
City of New York NY Series 2004G 5.25%, 8/01/15	5	5,018
Series 2005J 5.00%, 3/01/16	1,665	1,670,461
Series 2007A-1 5.00%, 8/01/18	4,570	5,021,288
Series 2007C 5.00%, 1/01/16	4,410	4,566,599
Series 2007E 5.00%, 8/01/16	5,500	5,835,610
Series 2008A-1 5.00%, 8/15/16	4,400	4,676,364
Series 2008B-1 5.25%, 9/01/16	10,000	10,679,200
Series 2011A 5.00%, 8/01/26	14,275	16,879,331
Series 2011D-1 5.00%, 10/01/24	2,860	3,414,039
Series 2011E-3 5.00%, 8/01/23	6,855	8,164,099
Series 2012I 5.00%, 8/01/16	12,545	13,310,496
Series 2013B 5.00%, 8/01/20	10,000	11,732,500
Series 2013D 5.00%, 8/01/19	7,165	8,252,074
Series 2013F 5.00%, 3/01/17	2,675	2,894,671
Series 2013I 5.00%, 8/01/20	18,775	22,027,769
City of Yonkers NY Series 2011A 5.00%, 10/01/15–10/01/17	5,880	6,255,492
County of Albany NY Series 2012B 5.00%, 11/01/15	1,085	1,114,816
Principal Amount (000)		U.S. $ Value

County of Monroe NY BAM Series 2015 5.00%, 6/01/21–6/01/22	$5,860	$6,867,010
County of Nassau NY Series 2011A 5.00%, 4/01/21–4/01/22	5,915	6,923,772
Series 2012A 5.00%, 4/01/15	5,680	5,680,000
Series 2013A 5.00%, 4/01/18–4/01/20	8,660	9,821,767
Series 2014A 5.00%, 4/01/25	10,190	12,219,848
Erie County Fiscal Stability Authority (Erie County Fiscal Stability Authority Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	7,130,619
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 5/01/22	5,800	6,900,666
AGM Series 2008A 5.00%, 5/01/16	1,280	1,343,334
Housing Development Corp/NY Series 2013A 5.00%, 7/01/25	2,000	2,396,720
Jefferson County Industrial Development Agency (ReEnergy Black River LLC/Old) Series 2014 4.75%, 1/01/20	1,450	1,456,003
5.25%, 1/01/24	1,250	1,262,100
Long Island Power Authority Series 2010-10-A 5.00%, 5/01/15 (Pre-refunded/ETM)	6,450	6,474,510
NATL Series 2006F 5.00%, 5/01/15 (Pre-refunded/ETM)	1,780	1,786,764
5.00%, 5/01/15–5/01/16	22,910	23,487,569
Metropolitan Transportation Authority Series 2006B 5.00%, 11/15/16–11/15/17	6,645	7,130,015
Series 2010D 5.25%, 11/15/24	10,755	12,678,102
Series 2010G 5.00%, 11/15/21	9,305	10,872,427
5.25%, 11/15/22–11/15/26	33,880	39,948,369
Series 2011C 5.00%, 11/15/24	2,890	3,416,905
Series 2011D 5.00%, 11/15/22–11/15/25	11,775	13,967,253
AGM Series 2002B 0.352%, 11/01/22(a)(b)	15,325	14,990,547

Schedule of Investments—New York Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value

Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/24	$14,130	$17,177,558
NATL Series 2004A 5.25%, 11/15/15–11/15/16	13,150	14,014,480
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/24	4,550	5,425,556
New York City Transitional Finance Authority Building Aid Revenue Series 2011S-1A 5.00%, 7/15/25	4,420	5,265,325
Series 2012S 5.00%, 7/15/25	7,390	8,852,259
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2007B 5.00%, 11/01/15 (Pre-refunded/ETM)	3,755	3,858,563
5.00%, 11/01/15	1,905	1,957,788
Series 2011A 5.00%, 11/01/20	1,160	1,375,458
Series 2011A-1 5.00%, 11/01/23	15,315	18,384,126
Series 2011B 5.00%, 2/01/20–2/01/24	15,135	17,839,495
Series 2011C 5.00%, 11/01/20	9,480	11,240,815
Series 2012B 5.00%, 11/01/16 (Pre-refunded/ETM)	670	719,305
5.00%, 11/01/16–11/01/24	13,660	16,193,905
Series 2012D 5.00%, 11/01/20–11/01/23	34,790	41,950,286
Series 2012E 5.00%, 11/01/15–2/01/26	14,225	16,466,148
Series 2014A 5.00%, 8/01/27–8/01/29	6,655	7,936,725
Series 2014C 5.00%, 11/01/26	6,345	7,671,866
Series 2014D-1 5.00%, 2/01/28–2/01/29	9,535	11,302,254
Series 2015C 5.00%, 11/01/26	20,000	24,569,600
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2008C 5.75%, 12/01/16	23,025	24,924,102

New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/21	$4,745	$5,570,013
New York City Water & Sewer System Series 2006BB 5.00%, 6/15/16 (Pre-refunded/ETM)	2,210	2,335,152
5.00%, 6/15/20	16,775	17,718,594
Series 2008AA 5.00%, 6/15/18 (Pre-refunded/ETM)	11,675	13,185,395
5.00%, 6/15/21–6/15/22	9,810	11,048,241
Series 2010FF 5.00%, 6/15/25	24,730	28,956,110
Series 2011HH 5.00%, 6/15/26	9,055	10,753,265
Series 2014D 5.00%, 6/15/22-6/15/29	14,350	17,285,385
Series 2015F 5.00%, 6/15/27-6/15/28	7,830	9,620,754
New York Liberty Development Corp. (National Sports Museum) Series 2006A 6.125%, 2/15/19(c)(d)	1,980	20
New York Local Government Assistance Corp. Series 2008A 5.00%, 4/01/19–4/01/20	16,145	18,032,759
New York Power Authority (The) NATL Series 2007C 5.00%, 11/15/16	6,245	6,705,069
New York State Dormitory Authority Series 2007 4.00%, 8/15/15 (Pre-refunded/ETM)	2,675	2,712,530
AGM Series 2007A 5.00%, 2/15/16 (Pre-refunded/ETM)	70	72,902
NATL Series 1998 5.20%, 5/01/15 (Pre-refunded/ETM)	1,000	1,042,730
New York State Dormitory Authority (Ithaca College) Series 2009 5.00%, 7/01/17	12,195	12,327,316
New York State Dormitory Authority (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,517,950
New York State Dormitory Authority (Mount Sinai School of Medicine) Series 2010A 5.00%, 7/01/19	4,390	4,976,855

28	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2008D 5.00%, 2/15/16	$10,215	$10,635,654
Series 2009A 5.00%, 7/01/22	6,050	6,987,629
AGM Series 2007A 5.00%, 2/15/16	3,760	3,914,837
New York State Dormitory Authority (New York University) NATL Series 1998A 6.00%, 7/01/18	1,000	1,156,430
New York State Dormitory Authority (St John’s University/NY) Series 2015A 5.00%, 7/01/24(e)	1,130	1,366,272
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/20	4,750	5,292,117
Series 2008C 5.00%, 3/15/16–3/15/18	35,690	39,144,273
Series 2009D 5.00%, 6/15/20	2,230	2,575,048
Series 2009G 5.00%, 3/15/18	7,840	8,773,509
Series 2012A 5.00%, 12/15/21	5,905	7,117,296
Series 2012B 5.00%, 3/15/22	3,905	4,731,142
Series 2012D 5.00%, 2/15/22–2/15/25	22,135	26,571,178
Series 2014A 5.00%, 2/15/28–2/15/29	13,825	16,316,049
Series 2014C 5.00%, 3/15/28–3/15/29	14,485	17,189,127
Series 2015A 5.00%, 3/15/23	7,210	8,850,347
New York State Dormitory Authority (State University of New York) Series 2011A 5.00%, 7/01/24	3,125	3,690,781
New York State Energy Research & Development Authority (New York State Electric & Gas Corp.) NATL Series 2010C 0.49%, 4/01/34(a)(b)	20,500	19,294,477
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2004 5.00%, 6/15/25	6,845	6,869,779
Series 2007B 5.00%, 6/15/16	1,610	1,700,933
Series 2009A 5.25%, 6/15/24	7,300	8,507,274

New York State Thruway Authority NATL Series 2005A 5.00%, 4/01/15 (Pre-refunded/ETM)	$1,060	$1,060,000
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2008B 5.00%, 4/01/17	21,620	23,503,102
Series 2012A 5.00%, 4/01/21–4/01/25	26,175	31,185,540
AMBAC Series 2005B 5.50%, 4/01/20	9,055	10,844,630
NATL Series 2005B 5.00%, 4/01/16	10,335	10,576,942
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/25	5,155	6,079,704
Series 2013A 5.00%, 5/01/19	25,000	28,505,250
Series 2014 5.00%, 1/01/26–1/01/28	4,305	5,158,965
Series 2014J 5.00%, 1/01/26–1/01/27	33,860	40,360,954
New York State Thruway Authority (State of New York Pers Income Tax) Series 2007A 5.00%, 3/15/16	9,410	9,838,437
Series 2010A 5.00%, 3/15/25	5,425	6,405,677
New York State Urban Development Corp. AMBAC Series 2005A-1 5.00%, 12/15/15 (Pre-refunded/ETM)	6,265	6,478,386
New York State Urban Development Corp. (New York State Urban Development Corp. Lease)
Series 2008B 5.00%, 1/01/19	3,525	3,967,952
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2007B 5.00%, 3/15/16	2,085	2,179,930
Series 2013C 5.00%, 3/15/20	9,915	11,587,561
Port Authority of New York & New Jersey Series 2011 5.00%, 9/15/24	2,000	2,316,740
Series 2011O 5.00%, 10/15/21	5,215	6,189,736

Schedule of Investments—New York Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value

Series 2013-178 5.00%, 12/01/23	$10,480	$12,671,997
Series 2014 5.00%, 9/01/27	7,500	8,822,700
Series 20141 5.00%, 10/15/23	3,455	4,168,077
Series 2014186 5.00%, 10/15/21–10/15/22	12,575	14,965,493
XLCA Series 2006 5.00%, 10/01/17	6,425	6,710,141
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/25–10/15/26	13,040	16,292,635
Schenectady County Capital Resource Corp. (Ellis Hospital) Series 2012 1.75%, 2/15/18	1,250	1,244,088
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/16–7/01/17	2,900	3,119,870
Tompkins County Industrial Development Agency (Ithaca College) Series 2007 5.00%, 7/01/16	2,710	2,741,301
Triborough Bridge & Tunnel Authority Series 1992Y 5.50%, 1/01/17 (Pre-refunded/ETM)	4,250	4,451,238
Series 2008A 5.00%, 5/15/18 (Pre-refunded/ETM)	2,150	2,424,555
Series 2008C 5.00%, 11/15/16	5,000	5,368,550
Series 2008D 5.00%, 11/15/15–11/15/16	22,595	23,883,834
Series 2011A 5.00%, 1/01/27	7,000	8,255,660
Series 2012B 5.00%, 11/15/19–11/15/23	28,235	34,166,842
Series 2013A 5.00%, 11/15/28	5,000	5,833,050
Series 2013B 5.00%, 11/15/22	7,525	9,213,610
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/16–9/01/21	16,590	18,102,933
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 5.25%, 9/15/16	665	660,139

Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/26–12/15/29	$34,825	$41,813,106

		1,401,662,455

Alabama–0.7%
Alabama Public School & College Authority Series 2009B 5.00%, 5/01/18	11,055	12,402,605

California–1.6%
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	16,365	18,550,546
5.25%, 7/01/19 (Pre-refunded/ETM)	1,820	2,135,042
Golden State Tobacco Securitization Corp. Series 2013A 5.00%, 6/01/19	1,225	1,407,990
San Francisco City & County Airports Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.00%, 5/01/21	1,280	1,475,917
State of California Series 2009A 5.25%, 7/01/19 (Pre-refunded/ETM)	3,180	3,731,507

		27,301,002

Colorado–0.1%
Todd Creek Village Metropolitan District No 1 Series 2004 5.60%, 12/01/14(d)	2,765	1,382,500

District of Columbia–0.4%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/19–10/01/21	5,795	6,676,691

Florida–5.2%
Citizens Property Insurance Corp. Series 2009A-1 6.00%, 6/01/16	32,755	34,885,385
Series 2010A-1 5.00%, 6/01/16	7,230	7,616,588
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/16–10/01/17	4,805	5,153,103
County of Miami-Dade FL Aviation Revenue (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/20	1,680	1,980,384

30	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Durbin Crossing Community Development District Series 20061 5.25%, 11/01/15(c)(d)	$2,060	$741,600
Heritage Plantation Community Development District Series 2006B 5.10%, 11/01/13(c)(d)	955	343,800
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(d)(f)	185	92,500
Series 2010A-1 6.125%, 5/01/35(d)	75	75,089
Series 2010A-2 6.125%, 5/01/35(d)	185	185,183
Series 2010B 5.125%, 5/01/17(d)	240	242,465
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	1,010	1,024,221
Polk County School District (Polk County School District Sales Tax) AGM Series 2007 5.00%, 10/01/16	2,690	2,864,447
State Board of Administration Finance Corp. (Florida Hurricane Catastrophe Fund) Series 2010A 5.00%, 7/01/15 (Pre-refunded/ETM)	13,660	13,822,827
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	16,355	18,377,132
Sterling Hill Community Development District Series 2003B 5.50%, 11/01/10(c)(d)(g)	160	68,016
Volusia County School Board COP Series 2014B 5.00%, 8/01/26	1,000	1,188,500

		88,661,240

Georgia–0.4%
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/17	6,975	7,480,060

Guam–0.1%
Guam Department of Education COP Series 2010A 6.00%, 12/01/20	1,625	1,767,415

Illinois–1.5%
State of Illinois Series 2012 5.00%, 8/01/15–8/01/25	$24,765	$25,916,301
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(c)(d)	1,307	352,890
Town of Cortland IL Special Service Areas No 9 & 10 Series 2007 5.125%, 3/01/14(c)(d)	2,545	127,250

		26,396,441

Indiana–0.7%
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/18–10/15/21	10,745	12,428,461

Louisiana–0.1%
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(c)(d)	1,515	378,750
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(c)(d)	1,155	231,000
Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(c)(d)	1,500	270,000

		879,750

Michigan–0.2%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/22	2,985	3,395,975

Nevada–0.5%
County of Clark Department of Aviation (McCarran Intl Airport) AGM Series 2009C 5.00%, 7/01/23	7,400	8,402,182

New Jersey–0.3%
New Jersey Economic Development Authority Series 2013 5.00%, 3/01/21	2,500	2,803,450
New Jersey Transportation Trust Fund Authority Series 2011A 5.00%, 6/15/21	2,195	2,470,670

		5,274,120

Schedule of Investments—New York Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value

Ohio–0.0%
Columbiana County Port Authority (ELS Transportation LLC) Series 2004A 7.00%, 8/01/21(c)(d)	$200	$80,000

Pennsylvania–1.1%
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/16–9/01/21	14,925	16,973,803
5.25%, 9/01/23	2,345	2,749,747

		19,723,550

Puerto Rico–0.7%
Government Development Bank for Puerto Rico NATL Series 1985 4.75%, 12/01/15	7,460	7,507,296
Puerto Rico Electric Power Authority NATL Series 2002KK 5.50%, 7/01/16	3,695	3,804,520

		11,311,816

Tennessee–1.2%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	17,375	20,233,535

Texas–0.0%
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	10	10,258

Washington–0.8%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	12,978,651

Total Municipal Obligations (cost $1,599,725,978)		1,668,448,707

CORPORATES-INVESTMENT GRADE–0.6%

Industrial–0.4%
Consumer Cyclical-Automotive–0.2%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	4,040	4,047,446

Consumer Non-Cyclical–0.2%
Becton Dickinson and Co. 0.721%, 6/15/16(h)	2,683	2,686,276

		6,733,722

Financial Institutions–0.2%
Finance–0.2%
General Electric Capital Corp. 1.625%, 7/02/15	$4,304	$4,317,058

Total Corporates—Investment Grade (cost $11,033,391)		11,050,780

SHORT-TERM INVESTMENTS–1.3%
Time Deposit–1.3%
State Street Time Deposit 0.01%, 4/01/15 (cost $22,012,290)	22,012	22,012,290

Total Investments—99.0% (cost $1,632,771,659)		1,701,511,777

Other assets less liabilities—1.0%		17,635,388

Net Assets—100.0%		$1,719,147,165

(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2015 and the aggregate market value of these securities amounted to $34,285,024 or 1.99% of net assets.
(b)	Variable rate coupon, rate shown as of March 31, 2015.
(c)	Security is in default and is non-income producing.
(d)	Illiquid security.
(e)	When-Issued or delayed delivery security.
(f)	Non-income producing security.
(g)	Fair valued by the Adviser.
(h)	Floating Rate Security. Stated interest rate was in effect at March 31, 2015.

As of March 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 10.3% and 6.1%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

COP—Certificate of Participation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

32	Sanford C. Bernstein Fund, Inc.—2015 Semi-Annual Report

SCB–MU–1945–0315

MAR    03.31.15

SEMI-ANNUAL REPORT

AB BLENDED STYLE FUNDS

+	AB TAX-MANAGED INTERNATIONAL PORTFOLIO
+	AB INTERNATIONAL PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

May 21, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Blended Style Funds Tax-Managed International and International Portfolios (each a “Portfolio,” and collectively, the “Portfolios”) for the semi-annual reporting period ended March 31, 2015. Effective January 20, 2015, the Portfolios’ names changed from AllianceBernstein Tax-Managed International Portfolio and AllianceBernstein International Portfolio to AB Tax-Managed International Portfolio and AB International Portfolio, respectively.

Investment Objective and Policies

The investment objective of the Portfolios is to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P. (the “Adviser”) diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser may diversify the Portfolios across multiple research strategies as well as capitalization ranges. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks from the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns; the International Portfolio is managed without regard to tax considerations.

The Portfolios may invest in companies of any size. The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures, forwards and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also

AB BLENDED STYLE FUNDS •	1

purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios may invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the Portfolios to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios’ portfolio from a decline in value, sometimes within certain ranges.

The Tax-Managed International Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Adviser may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in the Portfolio with the highest cost basis. The Adviser may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate.

In making this decision, the Adviser will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

Investment Results

The tables on pages 7 and 10 show the Portfolios’ performance compared to the benchmark, the MSCI EAFE Index (net) for the six- and 12-month periods ended March 31, 2015.

For both periods, all share classes of the Portfolios underperformed the benchmark. Stock selection detracted, while sector and currency exposures were positive contributors to relative returns during both periods. For the six-month period, stock selection in the consumer discretionary, financials and energy sectors detracted from performance. Solid stock selection in the materials sector contributed positively and provided an offset. An overweight to the consumer discretionary sector and an underweight to energy were the largest sector contributors. For the 12-month period, stock selection in the consumer discretionary, industrials and health care sectors were the largest detractors, while positive stock selection in the materials sector contributed, providing an offset. An underweight to energy stocks and overweights to consumer discretionary and technology holdings were positive contributors to relative performance. Country exposures, resulting from stock selection decisions, detracted from performance in both periods. An over-

2	• AB BLENDED STYLE FUNDS

weight to France and Denmark contributed to performance, as did an underweight to Australia during the 12-month period; an underweight to Germany and an overweight to Brazil were among the largest detractors from performance in both periods. Cash detracted from performance in both periods.

The Portfolios utilized derivatives in the form of currency forwards for hedging and investment purposes, which detracted from returns during both periods.

Market Review and Investment Strategy

International stocks rose in local-currency terms during the 12-month period ended March 31, 2015, although performance was choppy and returns diverged notably among regions. However, a strengthening U.S. dollar, especially versus the yen and the euro, resulted in negative returns for international equities in U.S. dollar terms. Stocks fared well during the second quarter of 2014 as the outlook for the global economy improved. Stocks in Europe and Asia were also buoyed by the European Central Bank’s (“ECB’s”) announcement of a major stimulus, and investor enthusiasm for Japan’s structural reforms. Optimism was somewhat tempered by geopolitical concerns such as the crisis in Ukraine. During the third and fourth quarters of 2014, equity market volatility spiked and oil prices plunged. Investor worries over Middle East conflict, uncertainty about the Chinese and euro zone economies, the impact of lower oil prices on Russia and geopolitical issues—including Ebola fears and protests in Hong Kong—were largely to blame.

Investors ushered in 2015 with renewed confidence thanks to the much-awaited announcement of the ECB’s quantitative easing program. European stocks surged, driven by monetary stimulus and a weakening euro. Signs of wage growth and rising real estate prices buoyed Japanese sentiment. Overall, the global economic outlook remains moderate, with low inflation supporting accommodative policies. Regional economic divergence is mirrored in equity valuations. In the view of the International Team, high-conviction, active stock-picking strategies and disciplined investment processes have an advantage in capturing equity returns.

AB BLENDED STYLE FUNDS •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI EAFE Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. & Canada. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolios.

A Word About Risk

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB BLENDED STYLE FUNDS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB BLENDED STYLE FUNDS •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum frontend sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1- year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB BLENDED STYLE FUNDS

Disclosures and Risks

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Blended Style Funds Tax-Managed International Portfolio
Class A	0.56%	-3.50%

Class B†	0.24%	-4.15%

Class C	0.24%	-4.17%

MSCI EAFE Index (net)	1.13%	-0.92%

† Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 1 for additional information.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB BLENDED STYLE FUNDS •	7

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-3.50%	-7.62%
5 Years	1.78%	0.90%
10 Years	0.80%	0.36%

Class B Shares
1 Year	-4.15%	-7.93%
5 Years	1.02%	1.02%
10 Years(a)	0.20%	0.20%

Class C Shares
1 Year	-4.17%	-5.11%
5 Years	1.06%	1.06%
10 Years	0.09%	0.09%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		-7.62%
5 Years		0.90%
10 Years		0.36%

Class B Shares
1 Year		-7.93%
5 Years		1.02%
10 Years(a)		0.20%

Class C Shares
1 Year		-5.11%
5 Years		1.06%
10 Years		0.09%
The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.50%, 2.39% and 2.25% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

8	• AB BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
Returns

Class A Shares
1 Year	-7.96%
5 Years	0.79%
10 Years	-0.11%

Class B Shares
1 Year	-8.14%
5 Years	1.11%
10 Years(a)	-0.18%

Class C Shares
1 Year	-5.25%
5 Years	1.12%
10 Years	-0.25%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)

Class A Shares
1 Year	-3.79%
5 Years	0.91%
10 Years	0.95%

Class B Shares
1 Year	-4.05%
5 Years	0.98%
10 Years(a)	0.83%

Class C Shares
1 Year	-2.52%
5 Years	1.01%
10 Years	0.76%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB BLENDED STYLE FUNDS •	9

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Blended Style Funds International Portfolio
Class A	0.41%	-3.54%

Class B*	0.09%	-4.19%

Class C	0.11%	-4.19%

MSCI EAFE Index (net)	1.13%	-0.92%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 1 for additional information.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

10	• AB BLENDED STYLE FUNDS

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-3.54%	-7.63%
5 Years	1.84%	0.97%
10 Years	0.91%	0.47%

Class B Shares
1 Year	-4.19%	-7.99%
5 Years	1.03%	1.03%
10 Years(a)	0.30%	0.30%

Class C Shares
1 Year	-4.19%	-5.14%
5 Years	1.13%	1.13%
10 Years	0.19%	0.19%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		-7.63%
5 Years		0.97%
10 Years		0.47%

Class B Shares
1 Year		-7.99%
5 Years		1.03%
10 Years(a)		0.30%

Class C Shares
1 Year		-5.14%
5 Years		1.13%
10 Years		0.19%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.64%, 2.49% and 2.41% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

AB BLENDED STYLE FUNDS •	11

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed International Portfolio

	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,005.60	$5.70	1.14%
Hypothetical**	$1,000	$1,019.25	$5.74	1.14%
Class B
Actual	$1,000	$1,002.40	$9.24	1.85%
Hypothetical**	$1,000	$1,015.71	$9.30	1.85%
Class C
Actual	$1,000	$1,002.40	$9.29	1.86%
Hypothetical**	$1,000	$1,015.66	$9.35	1.86%

12	• AB BLENDED STYLE FUNDS

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

International Portfolio

	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,004.10	$5.90	1.18%
Hypothetical**	$1,000	$1,019.05	$5.94	1.18%
Class B
Actual	$1,000	$1,000.90	$9.48	1.90%
Hypothetical**	$1,000	$1,015.46	$9.55	1.90%
Class C
Actual	$1,000	$1,001.10	$9.48	1.90%
Hypothetical**	$1,000	$1,015.46	$9.55	1.90%
*	Expenses are equal to the classes’ annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB BLENDED STYLE FUNDS •	13

Expense Example

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,764.8

*	All data are as of March 31, 2015. The Portfolio’s sector and country breakdowns are expressed as a percentage of Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

14	• AB BLENDED STYLE FUNDS

Portfolio Summary

INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,562.7

*	All data are as of March 31, 2015. The Portfolio’s sector and country breakdowns are expressed as a percentage of Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

AB BLENDED STYLE FUNDS •	15

Portfolio Summary

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.1%
Consumer Discretionary – 20.8%
Auto Components – 3.0%
Aisin Seiki Co., Ltd.	559,400	$20,281,219
Continental AG	60,870	14,334,666
Fuyao Glass Industry Group Co., Ltd. – Class H(a)(b)	19,200	47,104
Halla Visteon Climate Control Corp.	34,840	1,203,147
Linamar Corp.	17,020	1,049,380
Nokian Renkaat Oyj	493,380	14,703,613
Plastic Omnium SA	407,940	10,751,015
SAF-Holland SA	31,820	509,446
Sumitomo Electric Industries Ltd.	1,971,900	25,848,551
Sumitomo Rubber Industries Ltd.	76,900	1,417,525
Valeo SA	153,880	22,951,998

		113,097,664

Automobiles – 3.6%
Great Wall Motor Co., Ltd. – Class H	2,822,500	19,897,616
Honda Motor Co., Ltd.	1,106,600	36,122,659
Isuzu Motors Ltd.	1,054,800	13,994,532
Toyota Motor Corp.	927,300	64,728,991

		134,743,798

Distributors – 0.0%
Inchcape PLC	106,130	1,247,674

Diversified Consumer Services – 0.9%
Estacio Participacoes SA	1,811,800	10,524,909
G8 Education Ltd.	203,470	518,599
GAEC Educacao SA	86,600	412,982
Kroton Educacional SA	3,267,200	10,533,906
TAL Education Group (ADR)(b)	407,423	13,534,592

		35,524,988

Hotels, Restaurants & Leisure – 3.1%
Flight Centre Travel Group Ltd.	22,840	687,431
Jollibee Foods Corp.	335,490	1,649,755
Melco International Development Ltd.	5,403,000	9,092,002
Merlin Entertainments PLC(a)	3,929,874	25,728,451
Oriental Land Co., Ltd./Japan	109,700	8,306,274
Sodexo SA	432,778	42,210,282
Tabcorp Holdings Ltd.	1,975,987	7,119,475
Tatts Group Ltd.	4,043,933	12,234,420
Yum! Brands, Inc.	98,470	7,751,558

		114,779,648

Household Durables – 0.1%
Auto Trader Group PLC(a)(b)	165,411	617,721
Berkeley Group Holdings PLC	26,370	1,030,428
Rinnai Corp.	14,700	1,089,430
Techtronic Industries Co., Ltd.	266,500	901,906

		3,639,485

16	• AB BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – 0.2%
Just Eat PLC(b)	1,134,283	$7,336,116
Qunar Cayman Islands Ltd. (ADR)(b)	23,625	974,531
Stabilus SA(b)	15,558	536,225

		8,846,872

Media – 4.0%
Cineplex, Inc.	172,390	6,789,162
CTS Eventim AG & Co. KGaA	242,041	7,625,462
Liberty Global PLC – Class A(b)	57,684	2,968,996
Liberty Global PLC – Series C(b)	718,625	35,794,711
Mediaset Espana Comunicacion SA(b)	46,750	585,251
Metropole Television SA	46,990	942,359
Naspers Ltd. – Class N	112,490	17,254,940
Reed Elsevier PLC	726,400	12,492,568
Sky PLC	403,300	5,933,343
Thomson Reuters Corp.	425,460	17,249,513
TV Asahi Holdings Corp.	81,400	1,357,362
Vivendi SA(b)	1,365,502	33,902,398
Wolters Kluwer NV	186,220	6,080,951

		148,977,016

Multiline Retail – 1.6%
B&M European Value Retail SA	6,606,891	30,627,069
Dollarama, Inc.	34,180	1,910,658
Don Quijote Holdings Co., Ltd.	10,800	877,912
Harvey Norman Holdings Ltd.	307,840	1,040,507
Next PLC	97,860	10,177,289
Poundland Group PLC	2,790,990	15,103,284

		59,736,719

Specialty Retail – 1.5%
Ace Hardware Indonesia Tbk PT	12,383,000	695,807
Card Factory PLC(b)	108,730	474,938
Inditex SA	112,780	3,620,877
JUMBO SA	56,649	589,627
L’Occitane International SA	309,250	881,560
Luk Fook Holdings International Ltd.	260,000	725,008
Mr. Price Group Ltd.	69,120	1,478,346
Shimamura Co., Ltd.	11,100	1,028,090
Sports Direct International PLC(b)	2,937,321	26,398,691
WH Smith PLC	264,190	5,076,240
Yamada Denki Co., Ltd.	3,876,000	15,961,108

		56,930,292

Textiles, Apparel & Luxury Goods – 2.8%
Brunello Cucinelli SpA	32,580	573,468
Cie Financiere Richemont SA	531,576	42,712,601
Eclat Textile Co., Ltd.	164,561	2,156,365
Global Brands Group Holding Ltd.(b)	28,400,000	5,531,528
HUGO BOSS AG	163,452	19,858,054
Nan Liu Enterprise Co., Ltd.	205,188	1,047,216

AB BLENDED STYLE FUNDS •	17

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Pacific Textiles Holdings Ltd.	1,198,000	$1,653,448
Samsonite International SA	7,181,900	25,037,223
Yue Yuen Industrial Holdings Ltd.	1,464,000	5,208,633

		103,778,536

		781,302,692

Financials – 20.3%
Banks – 7.7%
Australia & New Zealand Banking Group Ltd.	387,740	10,786,996
Axis Bank Ltd. (GDR)(a)	72,590	3,248,402
Banca Popolare dell’Emilia Romagna SC(b)	63,410	551,483
Banca Popolare di Milano Scarl(b)	647,040	652,890
Banco Macro SA (ADR)	9,490	542,828
Bank Hapoalim BM	3,541,650	17,029,526
Bank of Georgia Holdings PLC	37,140	952,690
Bank of Montreal	73,430	4,400,408
Bank of Queensland Ltd.	2,420,845	25,367,491
BOC Hong Kong Holdings Ltd.	3,340,000	11,868,901
Chiba Bank Ltd. (The)	178,000	1,304,573
Danske Bank A/S	1,023,180	26,974,238
DBS Group Holdings Ltd.	792,500	11,751,074
DGB Financial Group, Inc.	67,000	730,190
Hang Seng Bank Ltd.	352,600	6,358,947
ING Groep NV(b)	2,204,850	32,296,594
Liberbank SA(b)	1,513,510	1,214,047
Mitsubishi UFJ Financial Group, Inc.	7,708,100	47,739,436
National Bank of Canada	96,460	3,521,622
Resona Holdings, Inc.	2,788,800	13,840,161
Seven Bank Ltd.	3,214,600	15,850,335
Societe Generale SA	435,250	21,014,743
SpareBank 1 SR-Bank ASA	221,550	1,543,839
Toronto-Dominion Bank (The)	191,630	8,202,015
UniCredit SpA	3,368,330	22,841,633

		290,585,062

Capital Markets – 2.0%
3i Group PLC	232,050	1,658,072
GAM Holding AG(b)	60,020	1,244,774
Partners Group Holding AG	46,080	13,737,701
UBS Group AG(b)	3,034,117	56,893,025

		73,533,572

Consumer Finance – 0.1%
AEON Thana Sinsap Thailand PCL	166,000	530,547
AEON Thana Sinsap Thailand PCL (NVDR)	43,000	137,422
Credito Real SAB de CV SOFOM ER	286,197	674,895
International Personal Finance PLC	121,630	862,415

		2,205,279

18	• AB BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 1.6%
Chailease Holding Co., Ltd.	331,960	$826,518
Challenger Ltd./Australia	2,991,940	16,241,629
ORIX Corp.	3,025,400	42,510,255

		59,578,402

Insurance – 6.9%
Admiral Group PLC	1,902,920	43,087,130
AIA Group Ltd.	10,102,000	63,360,245
Anadolu Hayat Emeklilik AS	457,381	888,689
Assicurazioni Generali SpA	1,462,465	28,755,220
Direct Line Insurance Group PLC	2,534,830	11,961,846
Gjensidige Forsikring ASA	306,040	5,280,492
Intact Financial Corp.	48,740	3,671,999
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	159,330	34,237,169
Prudential PLC	1,714,470	42,545,335
Suncorp Group Ltd.	688,250	7,057,732
Topdanmark A/S(b)	245,220	7,337,247
Tryg A/S	106,170	12,486,497

		260,669,601

Real Estate Investment Trusts (REITs) – 0.1%
Allied Properties Real Estate Investment Trust	22,170	705,071
Concentradora Fibra Hotelera Mexicana SA de CV	413,130	547,915
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	578,420	654,729
Granite Real Estate Investment Trust (Toronto)	40,610	1,426,184
Vastned Retail NV	19,650	962,523

		4,296,422

Real Estate Management & Development – 1.9%
Aeon Mall Co., Ltd.	53,000	1,049,565
Altus Group Ltd./Canada	41,130	635,192
Ayala Land, Inc.	8,757,800	7,527,918
CA Immobilien Anlagen AG(b)	56,500	1,057,721
CIFI Holdings Group Co., Ltd.	3,414,000	775,936
Corp. Inmobiliaria Vesta SAB de CV	433,250	800,974
Countrywide PLC	139,625	1,061,744
Daito Trust Construction Co., Ltd.	138,300	15,443,358
Global Logistic Properties Ltd.	20,317,000	39,213,727
Lend Lease Group	76,000	959,925
Nexity SA	24,460	1,022,902
Quintain Estates & Development PLC(b)	703,920	986,764

		70,535,726

AB BLENDED STYLE FUNDS •	19

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 0.0%
Paragon Group of Cos. PLC (The)	189,030	$1,181,382

		762,585,446

Industrials – 14.4%
Aerospace & Defense – 2.8%
Airbus Group NV	595,043	38,684,266
FACC AG(b)	37,346	285,468
Saab AB – Class B	45,100	1,206,149
Safran SA	269,530	18,832,482
Senior PLC	201,770	971,456
Zodiac Aerospace	1,419,946	46,981,116

		106,960,937

Air Freight & Logistics – 0.6%
bpost SA	397,632	11,159,833
Oesterreichische Post AG	124,543	6,133,303
Royal Mail PLC	142,610	924,996
Singapore Post Ltd.	2,803,000	4,002,770

		22,220,902

Airlines – 1.5%
Air Canada(b)	76,630	749,631
International Consolidated Airlines Group SA(b)	3,769,150	33,595,223
Qantas Airways Ltd.(b)	8,653,672	20,525,678
Turk Hava Yollari AO(b)	264,390	872,178

		55,742,710

Building Products – 0.4%
Assa Abloy AB – Class B	175,480	10,452,531
DIRTT Environmental Solutions(b)	94,937	496,966
Kingspan Group PLC	111,240	2,107,926

		13,057,423

Commercial Services & Supplies – 1.4%
APR Energy PLC	1,420,187	7,984,156
Babcock International Group PLC	2,146,376	31,311,038
Berendsen PLC	310,510	5,136,556
Loomis AB – Class B	40,440	1,238,546
Regus PLC	1,265,211	4,088,570
Rentokil Initial PLC	774,320	1,569,968

		51,328,834

Construction & Engineering – 0.0%
China State Construction International Holdings Ltd.	968,000	1,347,676

Electrical Equipment – 0.0%
TKH Group NV	42,450	1,504,596

Industrial Conglomerates – 0.5%
Toshiba Corp.	4,822,000	20,204,481

20	• AB BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 1.0%
Duerr AG	5,580	$612,792
IHI Corp.	237,000	1,108,148
JTEKT Corp.	1,518,500	23,675,601
Krones AG	17,170	1,782,493
KUKA AG	29,640	2,271,323
LISI	18,450	501,911
Melrose Industries PLC	203,569	836,082
Morgan Advanced Materials PLC	257,400	1,300,122
Nabtesco Corp.	49,600	1,432,905
Nachi-Fujikoshi Corp.	127,000	695,365
Pfeiffer Vacuum Technology AG	7,440	631,956
Vesuvius PLC	136,240	990,142

		35,838,840

Marine – 0.7%
Nippon Yusen KK	9,405,000	27,055,662

Professional Services – 3.2%
Bureau Veritas SA	1,786,107	38,320,474
Capita PLC	2,530,367	41,828,962
Teleperformance	596,490	40,878,486

		121,027,922

Road & Rail – 1.1%
Central Japan Railway Co.	232,200	41,963,061
National Express Group PLC	231,622	972,352

		42,935,413

Trading Companies & Distributors – 1.2%
Brenntag AG	502,700	30,033,587
Bunzl PLC	391,830	10,623,082
Diploma PLC	108,370	1,288,460
Ramirent Oyj	80,970	573,773
Rexel SA	114,460	2,158,232

		44,677,134

		543,902,530

Health Care – 8.8%
Biotechnology – 0.7%
Basilea Pharmaceutica (REG)(b)	10,580	1,198,467
CSL Ltd.	307,080	21,484,030
Medy-Tox, Inc.	5,370	1,587,242
Naturalendo Tech Co., Ltd.(b)	13,100	841,774
Taiwan Liposome Co., Ltd.(b)	106,000	709,286

		25,820,799

Health Care Equipment & Supplies – 0.4%
Cochlear Ltd.	61,430	4,223,110
Essilor International SA	61,360	7,045,057

AB BLENDED STYLE FUNDS •	21

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Ginko International Co., Ltd.	116,000	$1,332,656
Sorin SpA(b)	496,250	1,520,740

		14,121,563

Health Care Providers & Services – 0.4%
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	387,400	1,023,589
Sonic Healthcare Ltd.	1,001,150	15,553,750

		16,577,339

Health Care Technology – 0.0%
M3, Inc.	38,800	823,137
NNIT A/S(a)(b)	25,531	582,367

		1,405,504

Life Sciences Tools & Services – 1.5%
Eurofins Scientific SE	204,603	55,068,487
Horizon Discovery Group PLC(b)	192,580	601,342

		55,669,829

Pharmaceuticals – 5.8%
Almirall SA(b)	32,960	605,837
Astellas Pharma, Inc.	1,240,700	20,328,728
China Traditional Chinese Medicine Co., Ltd.(b)	1,178,000	796,208
GlaxoSmithKline PLC	2,104,120	48,436,710
Novartis AG (REG)	246,350	24,314,863
Novo Nordisk A/S – Class B	771,065	41,162,343
Orion Oyj – Class B	169,950	4,790,491
Ouro Fino Saude Animal Participacoes SA	71,200	639,819
Roche Holding AG	256,159	70,390,448
Teva Pharmaceutical Industries Ltd.	97,270	6,079,105

		217,544,552

		331,139,586

Consumer Staples – 7.9%
Beverages – 0.6%
Anheuser-Busch InBev NV	91,310	11,154,921
Cott Corp.	110,920	1,036,906
Heineken NV	130,920	9,992,689

		22,184,516

Food & Staples Retailing – 2.3%
Alimentation Couche-Tard, Inc. – Class B	233,300	9,296,633
Booker Group PLC	623,250	1,342,967
Clicks Group Ltd.	117,880	887,231
Delhaize Group SA	343,150	30,828,629
Jean Coutu Group PJC, Inc. (The) – Class A	272,080	5,815,172
Koninklijke Ahold NV	374,514	7,380,122
Lawson, Inc.	87,000	6,030,831
Lenta Ltd. (GDR)(a)(b)	298,880	2,301,376
MARR SpA	62,460	1,069,485
Metro, Inc.	66,000	1,788,417

22	• AB BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Olam International Ltd.	8,355,273	$12,058,437
Sugi Holdings Co., Ltd.	90,400	4,470,836
Tsuruha Holdings, Inc.	21,200	1,622,890

		84,893,026

Food Products – 0.8%
Calbee, Inc.	40,800	1,771,214
Glanbia PLC	76,185	1,414,313
Mayora Indah Tbk PT	436,200	963,125
Nestle SA (REG)	192,650	14,507,002
Unilever PLC	282,303	11,778,649

		30,434,303

Household Products – 0.6%
Henkel AG & Co. KGaA	39,187	4,043,818
Pigeon Corp.	25,700	2,159,663
Reckitt Benckiser Group PLC	185,027	15,894,849

		22,098,330

Personal Products – 0.8%
Cosmax, Inc.	13,880	1,705,103
Kao Corp.	254,100	12,688,229
L’Oreal SA	80,600	14,845,771

		29,239,103

Tobacco – 2.8%
British American Tobacco PLC	1,315,030	68,097,528
Imperial Tobacco Group PLC	790,980	34,697,323
Japan Tobacco, Inc.	137,100	4,334,398

		107,129,249

		295,978,527

Information Technology – 7.2%
Communications Equipment – 0.2%
BYD Electronic International Co., Ltd.	883,000	1,115,364
VTech Holdings Ltd.	505,000	7,210,889

		8,326,253

Electronic Equipment, Instruments & Components – 0.1%
Ju Teng International Holdings Ltd.	1,378,000	803,410
PAX Global Technology Ltd.(b)	1,712,000	1,790,519
Samsung Electro-Mechanics Co., Ltd.	15,760	1,090,930

		3,684,859

Internet Software & Services – 1.5%
Baidu, Inc. (Sponsored ADR)(b)	93,460	19,477,064
Telecity Group PLC	2,453,720	31,763,762
Tencent Holdings Ltd.	207,500	3,943,082

		55,183,908

IT Services – 0.8%
Alten SA	39,070	1,792,386
Amadeus IT Holding SA – Class A	144,430	6,189,850

AB BLENDED STYLE FUNDS •	23

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Computacenter PLC	85,040	$861,593
DH Corp.	106,300	3,247,205
Obic Co., Ltd.	436,300	18,501,445
Wirecard AG	16,140	680,223

		31,272,702

Semiconductors & Semiconductor Equipment – 2.4%
Advanced Semiconductor Engineering, Inc.	5,534,000	7,493,774
ASM International NV	46,200	2,130,052
Hermes Microvision, Inc.	32,000	1,841,025
Hua Hong Semiconductor Ltd.(a)(b)	588,000	731,905
Infineon Technologies AG	1,530,160	18,204,203
Novatek Microelectronics Corp.	2,735,000	14,115,142
Sanken Electric Co., Ltd.	192,000	1,326,508
SCREEN Holdings Co., Ltd.	2,927,000	22,142,554
Sumco Corp.	1,286,300	21,541,149

		89,526,312

Software – 1.5%
Capcom Co., Ltd.	51,800	1,029,040
Dassault Systemes	453,840	30,713,346
Open Text Corp.	80,750	4,262,718
Oracle Corp. Japan	333,200	14,338,830
SAP SE	71,121	5,140,437
SDL PLC(b)	146,980	947,875
UBISOFT Entertainment(b)	111,630	2,061,210

		58,493,456

Technology Hardware, Storage & Peripherals – 0.7%
Catcher Technology Co., Ltd.	1,367,000	14,296,373
Samsung Electronics Co., Ltd.	8,940	11,592,974

		25,889,347

		272,376,837

Telecommunication Services – 5.9%
Diversified Telecommunication Services – 3.1%
Belgacom SA	263,260	9,211,023
Bezeq The Israeli Telecommunication Corp., Ltd.	8,187,101	15,245,541
Com Hem Holding AB(b)	132,730	1,078,836
Hellenic Telecommunications Organization SA(b)	53,470	473,587
Nippon Telegraph & Telephone Corp.	656,300	40,514,064
Singapore Telecommunications Ltd.	3,142,700	10,010,879
Swisscom AG (REG)	20,250	11,742,770
Telefonica Brasil SA (Preference Shares)	618,400	9,587,327
Telenor ASA	611,300	12,336,262
Telstra Corp., Ltd.	1,741,620	8,360,569

		118,560,858

24	• AB BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 2.8%
China Mobile Ltd.	1,161,500	$15,107,205
SK Telecom Co., Ltd.	36,110	8,885,459
SoftBank Corp.	579,600	33,755,553
Sunrise Communications Group AG(a)(b)	126,852	10,990,881
Vodafone Group PLC	10,747,392	35,168,933

		103,908,031

		222,468,889

Materials – 5.6%
Chemicals – 4.5%
Arkema SA	236,754	18,749,931
Chr Hansen Holding A/S	387,450	17,789,330
Croda International PLC	175,610	7,122,405
Denki Kagaku Kogyo KK	313,000	1,233,122
Essentra PLC	4,278,778	62,896,888
FUCHS PETROLUB SE (Preference Shares)	15,580	621,430
Givaudan SA (REG)(b)	4,140	7,479,517
Hyosung Corp.	16,320	1,272,701
IMCD Group NV(b)	132,657	4,468,895
JSR Corp.	1,494,700	25,883,994
Kansai Paint Co., Ltd.	100,000	1,819,976
Koninklijke DSM NV	316,323	17,630,075
LANXESS AG	17,050	906,805
Teijin Ltd.	350,000	1,187,483

		169,062,552

Construction Materials – 0.5%
Boral Ltd.	3,072,440	14,893,412
Cementos Pacasmayo SAA	310,590	471,427
Cemex Latam Holdings SA(b)	139,660	725,158
West China Cement Ltd.	6,778,000	1,013,680

		17,103,677

Containers & Packaging – 0.0%
Smurfit Kappa Group PLC	50,520	1,419,604

Metals & Mining – 0.1%
BlueScope Steel Ltd.	222,924	706,598
Dowa Holdings Co., Ltd.	150,000	1,281,116
Western Areas Ltd.	306,010	826,636

		2,814,350

Paper & Forest Products – 0.5%
Mondi PLC	993,250	19,087,289
Sappi Ltd.(b)	351,490	1,417,957

		20,505,246

		210,905,429

AB BLENDED STYLE FUNDS •	25

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 3.0%
Energy Equipment & Services – 0.0%
Aker Solutions ASA(a)(b)	84,270	$437,325
Deep Sea Supply PLC	796,140	356,127

		793,452

Oil, Gas & Consumable Fuels – 3.0%
BG Group PLC	2,270,914	27,872,603
Gaztransport Et Technigaz SA	12,781	754,203
JX Holdings, Inc.	10,097,500	38,851,682
Petroleo Brasileiro SA (Sponsored ADR)	1,023,540	6,233,359
Royal Dutch Shell PLC – Class B	221,875	6,911,472
TOTAL SA	654,180	32,517,327

		113,140,646

		113,934,098

Utilities – 2.2%
Electric Utilities – 1.9%
EDP – Energias de Portugal SA	8,808,650	32,989,664
Electricite de France SA	726,280	17,414,950
Elia System Operator SA/NV	211,080	8,889,793
Power Assets Holdings Ltd.	1,446,000	14,695,393

		73,989,800

Independent Power and Renewable Electricity Producers – 0.1%
Electric Power Development Co., Ltd.	34,700	1,168,941
Huadian Fuxin Energy Corp., Ltd.– Class H	2,446,000	1,196,060
Huadian Power International Corp. Ltd. – Class H	1,162,000	969,335

		3,334,336

Multi-Utilities – 0.1%
United Utilities Group PLC	248,670	3,438,426

Water Utilities – 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo	230,600	1,279,606
CT Environmental Group Ltd.	910,000	980,286
Pennon Group PLC	104,200	1,272,720

		3,532,612

		84,295,174

Total Common Stocks (cost $3,249,088,812)		3,618,889,208

26	• AB BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 1.8%
Financials – 0.9%
Banks – 0.1%
Bank of Baroda, JPMorgan Chase Bank, expiring 5/05/16(a)(b)	264,850	$694,556
Yes Bank Ltd., Merrill Lynch Intl & Co., expiring 6/25/18(b)	94,040	1,231,944

		1,926,500

Thrifts & Mortgage Finance – 0.7%
Housing Development Finance Corp., Ltd.,
Deutsche Bank AG London, expiring 1/30/17(a)(b)	1,290,390	27,172,377
LIC Housing Finance Ltd., JPMorgan Chase Bank, expiring 3/06/17(a)(b)	100,970	708,590

		27,880,967

Consumer Finance – 0.1%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(b)	1,006,267	3,312,746
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/30/19(b)	111,470	1,994,538

		5,307,284

		35,114,751

Information Technology – 0.5%
IT Services – 0.5%
HCL Technologies Ltd., Merrill Lynch Intl & Co., expiring 11/29/18(b)	413,020	6,518,645
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(b)	95,710	3,914,857
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 1/08/19(b)	144,663	5,947,283

		16,380,785

Health Care – 0.3%
Pharmaceuticals – 0.3%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 12/19/18(b)	37,890	1,216,989
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(b)	541,600	8,880,257

		10,097,246

AB BLENDED STYLE FUNDS •	27

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 0.1%
Textiles, Apparel & Luxury Goods – 0.1%
Titan Co., Ltd., JPMorgan Chase Bank, expiring 8/24/16(b)	472,390	$2,966,187

Auto Components – 0.0%
Motherson Sumi Systems Ltd., JPMorgan Chase Bank, expiring 11/05/18(b)	109,450	906,957

		3,873,144

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Petronet LNG Ltd., Deutsch Bank AG, expiring 8/14/18(b)	307,670	850,824

Industrials – 0.0%
Transportation Infrastructure – 0.0%
Adani Ports & Special Economic Zone Ltd., Merrill Lynch Intl & Co., expiring 11/07/18(b)	169,410	837,936

Total Warrants (cost $49,872,291)		67,154,686

RIGHTS – 0.0%
Telecommunication Services – 0.0%
Diversified Telecommunication Services – 0.0%
Com Hem Holding AB, expiring 4/21/15(b) (cost $0)	132,730	1,526

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 1.8%
Repurchase Agreements – 1.8%
State Street Bank & Trust Co. 0.00%, dated 3/31/15 due 4/01/15 in the amount of $69,100,061 (collateralized by $63,315,000 U.S. Treasury Notes, 2.125% to 3.625%, due 8/31/20 to 2/15/21, value $70,486,100) (cost $69,100,061)	$69,100	69,100,061

Total Investments – 99.7% (cost $3,368,061,164)		3,755,145,481
Other assets less liabilities – 0.3%		9,649,631

Net Assets – 100.0%		$3,764,795,112

28	• AB BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	KRW	9,152,061	USD	8,286	4/16/15	$38,888
Barclays Bank PLC	USD	61,073	CHF	61,754	4/16/15	2,506,694
BNP Paribas SA	AUD	161,701	USD	125,597	4/16/15	2,539,659
BNP Paribas SA	EUR	57,288	USD	66,599	4/16/15	4,988,851
BNP Paribas SA	NZD	159,702	USD	118,312	4/16/15	(918,629)
BNP Paribas SA	USD	262,803	GBP	170,610	4/16/15	(9,743,981)
BNP Paribas SA	USD	65,549	JPY	7,831,072	4/16/15	(242,419)
BNP Paribas SA	GBP	52,211	USD	77,188	7/15/15	(207,964)
Citibank	GBP	154,674	USD	233,461	4/16/15	4,038,895
Citibank	USD	183,428	EUR	155,056	4/16/15	(16,673,126)
Citibank	USD	89,804	NZD	117,286	4/16/15	(2,239,911)
Credit Suisse International	CHF	61,754	USD	64,411	4/16/15	830,886
Credit Suisse International	ILS	89,863	USD	22,591	4/16/15	8,608
Credit Suisse International	SEK	206,972	USD	24,668	4/16/15	631,036
Credit Suisse International	USD	53,102	EUR	48,976	7/15/15	(362,227)
Deutsche Bank AG	BRL	72,076	USD	24,932	4/02/15	2,349,075
Deutsche Bank AG	USD	22,468	BRL	72,076	4/02/15	115,803
Deutsche Bank AG	GBP	15,936	USD	24,165	4/16/15	527,933
Deutsche Bank AG	USD	44,356	JPY	5,301,269	7/15/15	(86,913)
Goldman Sachs Bank USA	AUD	37,284	USD	30,062	4/16/15	1,687,843
Goldman Sachs Bank USA	USD	192,762	AUD	243,304	4/16/15	(7,603,224)
HSBC Bank USA	HKD	974,073	USD	125,602	4/16/15	(35,472)
JPMorgan Chase Bank	CAD	78,475	USD	66,224	4/16/15	4,275,041
Morgan Stanley & Co., Inc.	EUR	83,679	USD	94,919	4/16/15	4,926,401
Morgan Stanley & Co., Inc.	JPY	2,390,700	USD	20,122	4/16/15	184,691
Morgan Stanley & Co., Inc.	USD	9,331	NOK	74,173	4/16/15	(125,518)
Morgan Stanley & Co., Inc.	USD	93,302	SEK	744,561	4/16/15	(6,830,969)
Morgan Stanley & Co., Inc.	GBP	71,282	USD	105,923	7/15/15	256,107
Northern Trust Co.	JPY	20,411,697	USD	171,134	4/16/15	911,426
Northern Trust Co.	NOK	228,916	USD	29,545	4/16/15	1,136,539
Royal Bank of Scotland PLC	USD	109,121	NZD	144,337	4/16/15	(1,361,859)
Royal Bank of Scotland PLC	USD	19,573	JPY	2,346,073	7/15/15	18,535
Standard Chartered Bank	HKD	113,756	USD	14,673	4/16/15	474
Standard Chartered Bank	USD	94,314	JPY	11,097,613	4/16/15	(1,765,458)
State Street Bank & Trust Co.	EUR	14,089	USD	16,650	4/16/15	1,498,206
State Street Bank & Trust Co.	HKD	79,013	USD	10,186	4/16/15	(5,530)
State Street Bank & Trust Co.	USD	9,793	HKD	75,932	4/16/15	464
State Street Bank & Trust Co.	USD	8,963	NOK	68,471	4/16/15	(465,795)
State Street Bank & Trust Co.	USD	76,793	EUR	70,308	7/15/15	(1,082,323)
UBS AG	BRL	72,076	USD	22,468	4/02/15	(115,803)
UBS AG	USD	22,651	BRL	72,076	4/02/15	(67,779)
UBS AG	USD	145,152	AUD	181,019	4/16/15	(7,392,797)
UBS AG	USD	33,041	JPY	3,873,712	4/16/15	(736,600)
UBS AG	BRL	72,076	USD	22,464	5/05/15	66,226

						$(24,526,016)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the aggregate market value of these securities amounted to $73,261,055 or 1.9% of net assets.

(b)	Non-income producing security.

AB BLENDED STYLE FUNDS •	29

Tax-Managed International Portfolio—Portfolio of Investments

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

NVDR – Non Voting Depositary Receipt

REG – Registered Shares

See notes to financial statements.

30	• AB BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.0%
Consumer Discretionary – 20.6%
Auto Components – 3.0%
Aisin Seiki Co., Ltd.	247,900	$8,987,691
Continental AG	25,210	5,936,864
Fuyao Glass Industry Group Co., Ltd. – Class H(a)(b)	8,000	19,627
Halla Visteon Climate Control Corp.	15,130	522,492
Linamar Corp.	7,370	454,402
Nokian Renkaat Oyj	203,750	6,072,117
Plastic Omnium SA	168,806	4,448,781
SAF-Holland SA	13,260	212,296
Sumitomo Electric Industries Ltd.	742,800	9,736,956
Sumitomo Rubber Industries Ltd.	32,100	591,711
Valeo SA	63,622	9,489,550

		46,472,487

Automobiles – 3.5%
Great Wall Motor Co., Ltd. – Class H	955,000	6,732,409
Honda Motor Co., Ltd.	448,400	14,637,087
Isuzu Motors Ltd.	479,200	6,357,774
Toyota Motor Corp.	382,800	26,720,864

		54,448,134

Distributors – 0.0%
Inchcape PLC	46,140	542,426

Diversified Consumer Services – 1.0%
Estacio Participacoes SA	742,800	4,314,992
G8 Education Ltd.	88,640	225,924
GAEC Educacao SA	37,600	179,308
Kroton Educacional SA	1,339,600	4,319,056
TAL Education Group (ADR)(b)	169,301	5,624,179

		14,663,459

Hotels, Restaurants & Leisure – 3.0%
Flight Centre Travel Group Ltd.	9,930	298,870
Jollibee Foods Corp.	146,030	718,095
Melco International Development Ltd.	2,219,000	3,734,065
Merlin Entertainments PLC(a)	1,630,711	10,676,085
Oriental Land Co., Ltd./Japan	45,500	3,445,173
Sodexo SA	178,410	17,400,922
Tabcorp Holdings Ltd.	780,977	2,813,857
Tatts Group Ltd.	1,697,260	5,134,851
Yum! Brands, Inc.	40,500	3,188,160

		47,410,078

Household Durables – 0.1%
Auto Trader Group PLC(a)(b)	71,915	268,563
Berkeley Group Holdings PLC	11,470	448,199
Rinnai Corp.	6,400	474,310
Techtronic Industries Co., Ltd.	116,500	394,267

		1,585,339

AB BLENDED STYLE FUNDS •	31

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – 0.2%
Just Eat PLC(b)	459,067	$2,969,073
Qunar Cayman Islands Ltd. (ADR)(b)	10,273	423,761
Stabilus SA(b)	6,392	220,308

		3,613,142

Media – 3.9%
Cineplex, Inc.	67,990	2,677,621
CTS Eventim AG & Co. KGaA	100,070	3,152,689
Liberty Global PLC – Class A(b)	26,215	1,349,286
Liberty Global PLC – Series C(b)	297,237	14,805,375
Mediaset Espana Comunicacion SA(b)	20,400	255,382
Metropole Television SA	20,410	409,311
Naspers Ltd. – Class N	46,520	7,135,744
Reed Elsevier PLC	296,920	5,106,406
Sky PLC	166,360	2,447,486
Thomson Reuters Corp.	174,730	7,084,115
TV Asahi Holdings Corp.	33,900	565,290
Vivendi SA(b)	563,765	13,997,040
Wolters Kluwer NV	77,120	2,518,327

		61,504,072

Multiline Retail – 1.6%
B&M European Value Retail SA	2,704,550	12,537,280
Dollarama, Inc.	14,830	828,995
Don Quijote Holdings Co., Ltd.	4,800	390,183
Harvey Norman Holdings Ltd.	128,250	433,488
Next PLC	40,000	4,159,938
Poundland Group PLC	1,140,710	6,172,888

		24,522,772

Specialty Retail – 1.5%
Ace Hardware Indonesia Tbk PT	5,374,000	301,968
Card Factory PLC(b)	45,330	198,004
Inditex SA	50,210	1,612,026
JUMBO SA	24,635	256,412
L’Occitane International SA	123,250	351,341
Luk Fook Holdings International Ltd.	108,000	301,157
Mr. Price Group Ltd.	30,110	643,996
Shimamura Co., Ltd.	4,600	426,055
Sports Direct International PLC(b)	1,216,431	10,932,474
WH Smith PLC	109,520	2,104,356
Yamada Denki Co., Ltd.	1,598,300	6,581,692

		23,709,481

Textiles, Apparel & Luxury Goods – 2.8%
Brunello Cucinelli SpA	14,160	249,242
Cie Financiere Richemont SA	217,607	17,484,915
Eclat Textile Co., Ltd.	71,336	934,769
Global Brands Group Holding Ltd.(b)	11,628,000	2,264,810
HUGO BOSS AG	72,824	8,847,508
Nan Liu Enterprise Co., Ltd.	89,230	455,402

32	• AB BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Pacific Textiles Holdings Ltd.	497,000	$685,946
Samsonite International SA	3,181,900	11,092,599
Yue Yuen Industrial Holdings Ltd.	646,000	2,298,345

		44,313,536

		322,784,926

Financials – 20.5%
Banks – 7.9%
Australia & New Zealand Banking Group Ltd.	171,440	4,769,491
Axis Bank Ltd. (GDR)(a)	30,040	1,344,290
Banca Popolare dell’Emilia Romagna SC(b)	26,440	229,951
Banca Popolare di Milano Scarl(b)	269,820	272,259
Banco Macro SA (ADR)	3,950	225,940
Bank Hapoalim BM	1,472,906	7,082,261
Bank of Georgia Holdings PLC	16,140	414,012
Bank of Montreal	30,360	1,819,371
Bank of Queensland Ltd.	989,208	10,365,689
BOC Hong Kong Holdings Ltd.	1,472,000	5,230,845
Chiba Bank Ltd. (The)	74,000	542,350
Danske Bank A/S	507,210	13,371,648
DBS Group Holdings Ltd.	328,200	4,866,502
DGB Financial Group, Inc.	28,390	309,405
Hang Seng Bank Ltd.	155,400	2,802,554
ING Groep NV(b)	907,910	13,299,046
Liberbank SA(b)	649,000	520,589
Mitsubishi UFJ Financial Group, Inc.	3,188,000	19,744,596
National Bank of Canada	39,880	1,455,964
Resona Holdings, Inc.	1,155,000	5,731,995
Seven Bank Ltd.	1,386,300	6,835,475
Societe Generale SA	180,309	8,705,680
SpareBank 1 SR-Bank ASA	92,330	643,388
Toronto-Dominion Bank (The)	79,230	3,391,148
UniCredit SpA	1,389,950	9,425,658

		123,400,107

Capital Markets – 2.0%
3i Group PLC	101,000	721,678
GAM Holding AG(b)	26,100	541,296
Partners Group Holding AG	20,520	6,117,570
UBS Group AG(b)	1,274,393	23,896,268

		31,276,812

Consumer Finance – 0.1%
AEON Thana Sinsap Thailand PCL	72,200	230,756
AEON Thana Sinsap Thailand PCL (NVDR)	18,300	58,485
Credito Real SAB de CV SOFOM ER	124,522	293,641
International Personal Finance PLC	52,940	375,370

		958,252

AB BLENDED STYLE FUNDS •	33

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 1.6%
Chailease Holding Co., Ltd.	146,010	$363,538
Challenger Ltd./Australia	1,201,840	6,524,141
ORIX Corp.	1,243,700	17,475,376

		24,363,055

Insurance – 6.9%
Admiral Group PLC	789,252	17,870,748
AIA Group Ltd.	4,182,600	26,233,474
Anadolu Hayat Emeklilik AS	199,075	386,802
Assicurazioni Generali SpA	602,278	11,842,086
Direct Line Insurance Group PLC	1,035,780	4,887,839
Gjensidige Forsikring ASA	136,130	2,348,822
Intact Financial Corp.	20,160	1,518,825
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	65,620	14,100,565
Prudential PLC	710,210	17,624,177
Suncorp Group Ltd.	279,356	2,864,685
Topdanmark A/S(b)	105,330	3,151,587
Tryg A/S	44,590	5,244,164

		108,073,774

Real Estate Investment Trusts (REITs) – 0.1%
Allied Properties Real Estate Investment Trust	9,170	291,633
Concentradora Fibra Hotelera Mexicana SA de CV	179,770	238,421
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	251,680	284,883
Granite Real Estate Investment Trust (Toronto)	16,790	589,648
Vastned Retail NV	8,110	397,255

		1,801,840

Real Estate Management & Development – 1.9%
Aeon Mall Co., Ltd.	21,200	419,826
Altus Group Ltd./Canada	17,870	275,976
Ayala Land, Inc.	3,861,400	3,319,132
CA Immobilien Anlagen AG(b)	23,540	440,686
CIFI Holdings Group Co., Ltd.	1,364,000	310,011
Corp. Inmobiliaria Vesta SAB de CV	188,610	348,694
Countrywide PLC	60,758	462,019
Daito Trust Construction Co., Ltd.	57,200	6,387,275
Global Logistic Properties Ltd.	8,647,833	16,691,134
Lend Lease Group	31,660	399,884
Nexity SA	10,620	444,122
Quintain Estates & Development PLC(b)	306,300	429,375

		29,928,134

34	• AB BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 0.0%
Paragon Group of Cos. PLC (The)	78,820	$492,602

		320,294,576

Industrials – 14.5%
Aerospace & Defense – 2.9%
Airbus Group NV	246,507	16,025,636
FACC AG(b)	14,261	109,009
Saab AB – Class B	18,800	502,785
Safran SA	118,900	8,307,729
Senior PLC	84,110	404,962
Zodiac Aerospace	588,200	19,461,509

		44,811,630

Air Freight & Logistics – 0.6%
bpost SA	164,652	4,621,079
Oesterreichische Post AG	51,327	2,527,673
Royal Mail PLC	59,450	385,604
Singapore Post Ltd.	1,203,000	1,717,921

		9,252,277

Airlines – 1.5%
Air Canada(b)	31,930	312,355
International Consolidated Airlines Group SA(b)	1,563,540	13,936,159
Qantas Airways Ltd.(b)	3,509,140	8,323,343
Turk Hava Yollari AO(b)	110,150	363,366

		22,935,223

Building Products – 0.4%
Assa Abloy AB – Class B	72,690	4,329,806
DIRTT Environmental Solutions(b)	41,267	216,020
Kingspan Group PLC	48,480	918,665

		5,464,491

Commercial Services & Supplies – 1.4%
APR Energy PLC	602,804	3,388,907
Babcock International Group PLC	904,149	13,189,601
Berendsen PLC	126,810	2,097,732
Loomis AB – Class B	17,560	537,806
Regus PLC	518,013	1,673,976
Rentokil Initial PLC	322,880	654,653

		21,542,675

Construction & Engineering – 0.0%
China State Construction International Holdings Ltd.	420,000	584,736

Electrical Equipment – 0.0%
TKH Group NV	17,690	627,004

Industrial Conglomerates – 0.5%
Toshiba Corp.	1,971,000	8,258,613

AB BLENDED STYLE FUNDS •	35

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 1.0%
Duerr AG	2,330	$255,879
IHI Corp.	107,000	500,303
JTEKT Corp.	621,000	9,682,284
Krones AG	7,460	774,455
KUKA AG	12,640	968,608
LISI	7,690	209,197
Melrose Industries PLC	88,686	364,244
Morgan Advanced Materials PLC	107,280	541,869
Nabtesco Corp.	22,200	641,340
Nachi-Fujikoshi Corp.	56,000	306,618
Pfeiffer Vacuum Technology AG	3,240	275,207
Vesuvius PLC	55,950	406,624

		14,926,628

Marine – 0.7%
Nippon Yusen KK	3,855,000	11,089,801

Professional Services – 3.2%
Bureau Veritas SA	734,930	15,767,737
Capita PLC	1,047,622	17,318,018
Teleperformance	240,478	16,480,371

		49,566,126

Road & Rail – 1.1%
Central Japan Railway Co.	95,800	17,312,925
National Express Group PLC	100,595	422,299

		17,735,224

Trading Companies & Distributors – 1.2%
Brenntag AG	222,200	13,275,240
Bunzl PLC	161,690	4,383,651
Diploma PLC	47,060	559,518
Ramirent Oyj	33,750	239,161
Rexel SA	48,560	915,636

		19,373,206

		226,167,634

Health Care – 8.8%
Biotechnology – 0.7%
Basilea Pharmaceutica (REG)(b)	4,410	499,550
CSL Ltd.	126,720	8,865,626
Medy-Tox, Inc.	2,350	694,603
Naturalendo Tech Co., Ltd.(b)	5,700	366,268
Taiwan Liposome Co., Ltd.(b)	46,000	307,803

		10,733,850

Health Care Equipment & Supplies – 0.4%
Cochlear Ltd.	25,440	1,748,916
Essilor International SA	27,290	3,133,305
Ginko International Co., Ltd.	50,000	574,421
Sorin SpA(b)	203,720	624,293

		6,080,935

36	• AB BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 0.4%
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	201,500	$532,404
Sonic Healthcare Ltd.	413,120	6,418,184

		6,950,588

Health Care Technology – 0.0%
M3, Inc.	16,900	358,531
NNIT A/S(a)(b)	11,107	253,353

		611,884

Life Sciences Tools & Services – 1.5%
Eurofins Scientific SE	86,063	23,163,684
Horizon Discovery Group PLC(b)	83,728	261,445

		23,425,129

Pharmaceuticals – 5.8%
Almirall SA(b)	13,540	248,878
Astellas Pharma, Inc.	513,200	8,408,723
China Traditional Chinese Medicine Co., Ltd.(b)	512,000	346,060
GlaxoSmithKline PLC	868,119	19,984,045
Novartis AG (REG)	101,890	10,056,592
Novo Nordisk A/S – Class B	318,187	16,986,016
Orion Oyj – Class B	76,790	2,164,530
Ouro Fino Saude Animal Participacoes SA	31,000	278,573
Roche Holding AG	105,300	28,935,599
Teva Pharmaceutical Industries Ltd.	40,230	2,514,263

		89,923,279

		137,725,665

Consumer Staples – 7.9%
Beverages – 0.6%
Anheuser-Busch InBev NV	37,760	4,612,965
Cott Corp.	46,230	432,168
Heineken NV	54,150	4,133,090

		9,178,223

Food & Staples Retailing – 2.3%
Alimentation Couche-Tard, Inc. – Class B	108,738	4,333,036
Booker Group PLC	270,460	582,782
Clicks Group Ltd.	51,180	385,209
Delhaize Group SA	141,920	12,750,107
Jean Coutu Group PJC, Inc. (The) – Class A	119,609	2,556,406
Koninklijke Ahold NV	154,895	3,052,340
Lawson, Inc.	38,400	2,661,884
Lenta Ltd. (GDR)(a)(b)	121,760	937,552
MARR SpA	27,200	465,738
Metro, Inc.	27,510	745,445
Olam International Ltd.	3,426,746	4,945,523
Sugi Holdings Co., Ltd.	37,900	1,874,388
Tsuruha Holdings, Inc.	9,200	704,273

		35,994,683

AB BLENDED STYLE FUNDS •	37

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 0.8%
Calbee, Inc.	17,800	$772,736
Glanbia PLC	33,116	614,772
Mayora Indah Tbk PT	179,567	396,482
Nestle SA (REG)	78,690	5,925,544
Unilever PLC	116,770	4,872,044

		12,581,578

Household Products – 0.6%
Henkel AG & Co. KGaA	17,100	1,764,598
Pigeon Corp.	11,200	941,176
Reckitt Benckiser Group PLC	76,523	6,573,751

		9,279,525

Personal Products – 0.8%
Cosmax, Inc.	6,030	740,762
Kao Corp.	105,100	5,248,063
L’Oreal SA	35,910	6,614,288

		12,603,113

Tobacco – 2.8%
British American Tobacco PLC	542,644	28,100,283
Imperial Tobacco Group PLC	326,220	14,310,047
Japan Tobacco, Inc.	56,800	1,795,724

		44,206,054

		123,843,176

Information Technology – 7.0%
Communications Equipment – 0.2%
BYD Electronic International Co., Ltd.	368,000	464,840
VTech Holdings Ltd.	166,000	2,370,312

		2,835,152

Electronic Equipment, Instruments & Components – 0.1%
Ju Teng International Holdings Ltd.	574,000	334,657
PAX Global Technology Ltd.(b)	743,000	777,077
Samsung Electro-Mechanics Co., Ltd.	6,580	455,477

		1,567,211

Internet Software & Services – 1.4%
Baidu, Inc. (Sponsored ADR)(b)	38,250	7,971,300
Telecity Group PLC	1,014,946	13,138,624
Tencent Holdings Ltd.	85,600	1,626,640

		22,736,564

IT Services – 0.8%
Alten SA	16,970	778,520
Amadeus IT Holding SA – Class A	59,810	2,563,283
Computacenter PLC	36,932	374,181
DH Corp.	43,540	1,330,040
Obic Co., Ltd.	179,600	7,615,997
Wirecard AG	7,010	295,438

		12,957,459

38	• AB BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 2.3%
Advanced Semiconductor Engineering, Inc.	2,464,000	$3,336,585
ASM International NV	19,230	886,599
Hermes Microvision, Inc.	14,000	805,448
Hua Hong Semiconductor Ltd.(a)(b)	245,000	304,960
Infineon Technologies AG	567,610	6,752,815
Novatek Microelectronics Corp.	1,126,000	5,811,207
Sanken Electric Co., Ltd.	83,000	573,439
SCREEN Holdings Co., Ltd.	1,086,000	8,215,515
Sumco Corp.	521,500	8,733,351

		35,419,919

Software – 1.5%
Capcom Co., Ltd.	21,600	429,098
Dassault Systemes	187,680	12,701,130
Open Text Corp.	24,060	1,270,105
Oracle Corp. Japan	128,700	5,538,438
SAP SE	31,471	2,274,640
SDL PLC(b)	63,890	412,027
UBISOFT Entertainment(b)	45,370	837,742

		23,463,180

Technology Hardware, Storage & Peripherals – 0.7%
Asustek Computer, Inc.	1	10
Catcher Technology Co., Ltd.	561,000	5,867,056
Samsung Electronics Co., Ltd.	900	1,167,078
Samsung Electronics Co., Ltd. (GDR) (London)(a)	5,210	3,350,861

		10,385,005

		109,364,490

Telecommunication Services – 6.0%
Diversified Telecommunication Services – 3.2%
Belgacom SA	109,020	3,814,426
Bezeq The Israeli Telecommunication Corp., Ltd.	3,391,622	6,315,680
Com Hem Holding AB(b)	55,100	447,856
Hellenic Telecommunications Organization SA(b)	22,290	197,424
Nippon Telegraph & Telephone Corp.	274,700	16,957,509
Singapore Telecommunications Ltd.	1,284,000	4,088,522
Swisscom AG (REG)	8,390	4,865,276
Telefonica Brasil SA (Preference Shares)	255,100	3,954,927
Telenor ASA	253,160	5,108,863
Telstra Corp., Ltd.	724,210	3,476,538

		49,227,021

AB BLENDED STYLE FUNDS •	39

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 2.8%
China Mobile Ltd.	477,000	$6,204,164
SK Telecom Co., Ltd.	17,580	4,325,848
SoftBank Corp.	246,500	14,356,011
Sunrise Communications Group AG(a)(b)	52,413	4,541,238
Vodafone Group PLC	4,436,379	14,517,263

		43,944,524

		93,171,545

Materials – 5.5%
Chemicals – 4.5%
Arkema SA	97,032	7,684,530
Chr Hansen Holding A/S	159,170	7,308,111
Croda International PLC	72,730	2,949,790
Denki Kagaku Kogyo KK	130,000	512,160
Essentra PLC	1,779,838	26,163,141
FUCHS PETROLUB SE (Preference Shares)	6,810	271,626
Givaudan SA (REG)(b)	1,630	2,944,834
Hyosung Corp.	6,800	530,292
IMCD Group NV(b)	54,049	1,820,781
JSR Corp.	589,700	10,211,943
Kansai Paint Co., Ltd.	44,000	800,789
Koninklijke DSM NV	134,935	7,520,522
LANXESS AG	7,410	394,101
Teijin Ltd.	146,000	495,350

		69,607,970

Construction Materials – 0.4%
Boral Ltd.	1,270,070	6,156,565
Cementos Pacasmayo SAA	134,730	204,499
Cemex Latam Holdings SA(b)	60,770	315,536
West China Cement Ltd.	2,808,000	419,949

		7,096,549

Containers & Packaging – 0.0%
Smurfit Kappa Group PLC	20,750	583,072

Metals & Mining – 0.1%
BlueScope Steel Ltd.	92,912	294,501
Dowa Holdings Co., Ltd.	63,000	538,069
Western Areas Ltd.	127,540	344,529

		1,177,099

Paper & Forest Products – 0.5%
Mondi PLC	378,640	7,276,326
Sappi Ltd.(b)	146,470	590,880

		7,867,206

		86,331,896

40	• AB BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 3.0%
Energy Equipment & Services – 0.0%
Aker Solutions ASA(a)(b)	34,610	$179,611
Deep Sea Supply PLC	331,956	148,490

		328,101

Oil, Gas & Consumable Fuels – 3.0%
BG Group PLC	841,726	10,331,124
Gaztransport Et Technigaz SA	5,554	327,740
JX Holdings, Inc.	4,166,800	16,032,403
Petroleo Brasileiro SA (Sponsored ADR)	450,510	2,743,606
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	97,888	2,920,847
TOTAL SA	284,100	14,121,760

		46,477,480

		46,805,581

Utilities – 2.2%
Electric Utilities – 1.9%
EDP – Energias de Portugal SA	3,498,080	13,100,814
Electricite de France SA	248,590	5,960,762
Elia System Operator SA/NV	90,880	3,827,480
Power Assets Holdings Ltd.	678,500	6,895,452

		29,784,508

Independent Power and Renewable Electricity Producers – 0.1%
Electric Power Development Co., Ltd.	14,800	498,569
Huadian Fuxin Energy Corp., Ltd. – Class H	1,062,000	519,303
Huadian Power International Corp. Ltd. – Class H	484,000	403,751

		1,421,623

Multi-Utilities – 0.1%
United Utilities Group PLC	111,100	1,536,209

Water Utilities – 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo	96,100	533,261
CT Environmental Group Ltd.	396,000	426,586
Pennon Group PLC	43,420	530,341

		1,490,188

		34,232,528

Total Common Stocks (cost $1,376,032,137)		1,500,722,017

AB BLENDED STYLE FUNDS •	41

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 1.9%
Financials – 1.0%
Banks – 0.1%
Bank of Baroda, JPMorgan Chase Bank, expiring 5/05/16(a)(b)	110,350	$289,387
Yes Bank Ltd., Merrill Lynch Intl & Co., expiring 6/25/18(b)	40,880	535,537

		824,924

Thrifts & Mortgage Finance – 0.8%
Housing Development Finance Corp., Ltd., Deutsche Bank AG, expiring 1/30/17(a)(b)	586,810	12,356,747
LIC Housing Finance Ltd., JPMorgan Chase Bank, expiring 3/06/17(a)(b)	42,070	295,240

		12,651,987

Consumer Finance – 0.1%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(b)	431,448	1,420,376
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/30/19(b)	49,340	882,843

		2,303,219

		15,780,130

Information Technology – 0.5%
IT Services – 0.5%
HCL Technologies Ltd., Merrill Lynch Intl & Co., expiring 11/29/18(b)	170,340	2,688,456
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(b)	34,950	1,429,571
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 1/08/19(b)	71,542	2,941,184

		7,059,211

Health Care – 0.3%
Pharmaceuticals – 0.3%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 12/19/18(b)	16,420	527,394
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(b)	222,800	3,653,104

		4,180,498

Consumer Discretionary – 0.1%
Textiles, Apparel & Luxury Goods – 0.1%
Titan Co., Ltd., JPMorgan Chase Bank, expiring 8/24/16(b)	193,510	1,215,070

Auto Components – 0.0%
Motherson Sumi Systems Ltd., JPMorgan Chase Bank, expiring 11/05/18(b)	47,630	394,686

		1,609,756

42	• AB BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 0.0%
Transportation Infrastructure – 0.0%
Adani Ports & Special Economic Zone Ltd., Merrill Lynch Intl & Co., expiring 11/07/18(b)	73,640	$364,238

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Petronet LNG Ltd., Deutsch Bank AG, expiring 8/14/18(b)	128,250	354,660

Total Warrants (cost $21,758,617)		29,348,493

RIGHTS – 0.0%
Telecommunication Services – 0.0%
Diversified Telecommunication Services – 0.0%
Com Hem Holding AB, expiring 4/21/15(b) (cost $0)	55,100	633

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 1.3%
Repurchase Agreements – 1.3%
State Street Bank & Trust Co. 0.00%, dated 03/31/15 due 04/01/15 in the amount of $20,007,995 (collateralized by $18,225,000 U.S. Treasury Notes, 3.625% due 2/15/21, value $20,412,000) (cost $20,007,995)	$20,008	20,007,995

Total Investments – 99.2% (cost $1,417,798,749)		1,550,079,138
Other assets less liabilities – 0.8%		12,629,539

Net Assets – 100.0%		$1,562,708,677

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	GBP	2,716	USD	4,213	6/18/15	$186,318
Barclays Bank PLC	USD	8,860	JPY	1,056,775	6/18/15	(38,772)
BNP Paribas SA	GBP	19,125	USD	28,279	6/18/15	(75,852)
BNP Paribas SA	USD	4,174	GBP	2,716	6/18/15	(147,427)
Citibank	GBP	27,049	USD	40,187	6/18/15	83,823

AB BLENDED STYLE FUNDS •	43

International Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	ILS	19,168	USD	4,822	6/18/15	$4,181
Credit Suisse International	USD	25,663	EUR	23,679	6/18/15	(175,518)
Deutsche Bank AG	BRL	31,553	USD	10,915	4/02/15	1,028,364
Deutsche Bank AG	USD	9,836	BRL	31,553	4/02/15	50,696
Deutsche Bank AG	NOK	48,829	USD	6,069	6/18/15	18,963
Deutsche Bank AG	USD	18,419	JPY	2,202,353	6/18/15	(36,232)
Goldman Sachs Bank USA	KRW	4,382,844	USD	3,893	6/18/15	(48,023)
Goldman Sachs Bank USA	USD	25,678	SEK	219,294	6/18/15	(183,307)
HSBC Bank USA	CAD	28,534	USD	22,576	6/18/15	70,491
Morgan Stanley & Co., Inc.	EUR	12,440	USD	14,187	6/18/15	796,562
Morgan Stanley & Co., Inc.	ILS	17,785	USD	4,507	6/18/15	37,194
Morgan Stanley & Co., Inc.	JPY	1,056,775	USD	8,901	6/18/15	80,674
Morgan Stanley & Co., Inc.	USD	6,141	EUR	5,473	6/18/15	(249,735)
Royal Bank of Scotland PLC	USD	71,687	AUD	93,896	6/18/15	(478,476)
Royal Bank of Scotland PLC	USD	7,952	JPY	953,625	6/18/15	7,778
Royal Bank of Scotland PLC	USD	31,438	NZD	42,211	6/18/15	(114,669)
Standard Chartered Bank	HKD	437,577	USD	56,385	6/18/15	(49,871)
State Street Bank & Trust Co.	HKD	23,313	USD	3,005	6/18/15	(1,429)
State Street Bank & Trust Co.	USD	31,770	EUR	29,099	6/18/15	(448,369)
UBS AG	BRL	31,553	USD	9,836	4/02/15	(50,696)
UBS AG	USD	9,916	BRL	31,553	4/02/15	(29,672)
UBS AG	BRL	31,553	USD	9,834	5/05/15	28,992

						$265,988

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the aggregate market value of these securities amounted to $34,817,514 or 2.2% of net assets.

(b)	Non-income producing security.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

NVDR – Non Voting Depositary Receipt

REG – Registered Shares

See notes to financial statements.

44	• AB BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2015 (unaudited)

	Tax-Managed International Portfolio	International Portfolio
Assets
Investments in securities, at value	$3,755,145,481	$1,550,079,138
Foreign currencies, at value(a)	17,639,316	7,235,118
Receivables:
Investment securities sold and foreign currency transactions	47,184,880	21,303,293
Dividends and interest	13,203,159	5,444,736
Foreign withholding tax reclaims	7,535,707	2,342,708
Capital shares sold	2,610,898	814,697
Unrealized appreciation of forward currency exchange contracts	33,538,281	2,394,036

Total assets	3,876,857,722	1,589,613,726

Liabilities
Payables:
Investment securities purchased and foreign currency transactions	47,796,679	22,497,789
Capital shares redeemed	2,586,802	702,233
Management fee	2,556,981	1,093,512
Shareholder servicing fee	779,469	320,960
Transfer Agent fee	24,437	12,581
Distribution fee	653	2,773
Foreign capital gains taxes	102	40
Accrued expenses and other liabilities	253,190	147,113
Unrealized depreciation of forward currency exchange contracts	58,064,297	2,128,048

Total liabilities	112,062,610	26,905,049

Net Assets	$3,764,795,112	$1,562,708,677

Cost of investments	$3,368,061,164	$1,417,798,749

Net Assets Consist of:
Capital stock, at par	$240,144	$100,166
Additional paid-in capital	5,487,188,957	2,503,126,375
Undistributed net investment income/(distributions in excess of net investment income)	1,950,410	(44,934)
Accumulated net realized loss on investment and foreign currency transactions	(2,086,213,868)	(1,072,731,080)
Net unrealized appreciation/depreciation of:
Investments transactions†	387,084,215	132,280,349
Foreign currency denominated assets and liabilities	(25,454,746)	(22,199)

	$3,764,795,112	$1,562,708,677

(a)	Cost: $17,697,169 and $7,325,455 for the Tax-Managed International Portfolio and International Portfolio, respectively. (Note 1)

†	Net of accrued foreign capital gains taxes of $102, and $40, respectively.

See notes to financial statements.

AB BLENDED STYLE FUNDS •	45

Statement of Assets & Liabilities

	Tax-Managed International Portfolio	International Portfolio
Calculation of Maximum Offering Price
Tax-Managed International Class Shares
Net Assets	$3,762,842,778
Shares of capital stock outstanding	240,017,503

Net asset value, offering and redemption price per share	$15.68

International Class Shares
Net Assets		$1,556,100,071
Shares of capital stock outstanding		99,736,540

Net asset value, offering and redemption price per share		$15.60

Class A Shares
Net Assets	$1,496,670	$4,368,575
Shares of capital stock outstanding	96,847	284,172

Net asset value and redemption price per share	$15.45	$15.37
Sales charge — 4.25% of public offering price	0.69	0.68

Maximum offering price	$16.14	$16.05

Class B Shares
Net Assets	$18,678	$112,984
Shares of capital stock outstanding	1,203.59	7,283

Net asset value and offering price per share	$15.52	$15.51

Class C Shares
Net Assets	$436,986	$2,127,047
Shares of capital stock outstanding	28,192	138,140

Net asset value and offering price per share	$15.50	$15.40

See notes to financial statements.

46	• AB BLENDED STYLE FUNDS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2015 (unaudited)

	Tax-Managed International Portfolio	International Portfolio
Investment Income
Income:
Interest	$25,379	$11,816
Dividends (net of foreign withholding taxes of $2,512,505 and $1,070,595, respectively)	32,494,986	14,039,286

Total income	32,520,365	14,051,102

Expenses:
Management fee (see Note 2A)	15,870,605	7,006,274
Shareholder servicing fee (see Note 2B)	4,555,448	1,942,493
Custodian fee	295,907	195,159
Transfer Agent fee – Non-Retail Class	88,634	53,268
Transfer Agent fee – Class A	1,026	5,814
Transfer Agent fee – Class B	19	211
Transfer Agent fee – Class C	288	3,022
Distribution fees – Class A	2,116	6,025
Distribution fees – Class B	85	653
Distribution fees – Class C	1,973	10,759
Directors’ fees and expenses	102,399	43,458
Auditing and tax fees	61,873	29,256
Registration fees	51,279	66,084
Printing fees	41,842	36,141
Legal fees	41,247	16,857
Miscellaneous	92,878	52,495

Total expenses	21,207,619	9,467,969
Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2B)	(915,955)	(413,910)

Net expenses	20,291,664	9,054,059

Net investment income	12,228,701	4,997,043

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(840,537)	3,071,335
Foreign currency transactions	(22,621,013)	(19,214,967)

Net realized gain (loss) on investment and foreign currency transactions	(23,461,550)	(16,143,632)

Net change in unrealized appreciation/depreciation of:
Investments(a)	43,053,688	17,232,465
Foreign currency denominated assets and liabilities	(8,997,610)	2,976,830

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	34,056,078	20,209,295

Net realized and unrealized gain on investment and foreign currency transactions	10,594,528	4,065,663

Net Increase in Net Assets Resulting from Operations	$22,823,229	$9,062,706

(a)	Net of decrease in accrued foreign capital gains taxes of $9,677 and $4,258 for the Tax-Managed International Portfolio and International Portfolio, respectively.

See notes to financial statements.

AB BLENDED STYLE FUNDS •	47

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Tax-Managed International Portfolio
Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,228,701	$87,643,908
Net realized gain (loss) on investment and foreign currency transactions	(23,461,550)	282,512,411
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	34,056,078	(316,206,327)
Contributions from Affiliates (see Note 2A)	– 0	–	326,920

Net increase in net assets resulting from operations	22,823,229	54,276,912

Dividends to Shareholders:
Dividends from net investment income
Tax-Managed International Class Shares	(80,084,079)	(74,173,881)
Class A	(33,747)	(25,889)
Class B	(282)	– 0	–
Class C	(4,824)	(3,921)

Total dividends to shareholders	(80,122,932)	(74,203,691)

Capital-Share Transactions:
Net proceeds from sales of shares	468,502,172	612,689,796
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	57,663,784	49,983,326

Total proceeds from shares sold	526,165,956	662,673,122
Cost of shares redeemed	(459,192,297)	(725,514,783)

Net increase (decrease) in net assets from capital-share transactions	66,973,659	(62,841,661)

Net increase (decrease) in net assets	9,673,956	(82,768,440)
Net Assets:
Beginning of period	3,755,121,156	3,837,889,596

End of period(a)	$3,764,795,112	$3,755,121,156

(a) Includes undistributed net investment income of:	$1,950,410	$69,844,641

See notes to financial statements.

48	• AB BLENDED STYLE FUNDS

Statement of Changes in Net Assets

International Portfolio
Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,997,043	$35,272,558
Net realized gain (loss) on investment and foreign currency transactions	(16,143,632)	113,790,770
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	20,209,295	(129,930,401)
Contributions from Affiliates (see Note 2A)	– 0	–	133,108

Net increase in net assets resulting from operations	9,062,706	19,266,035

Dividends to Shareholders:
Dividends from net investment income
International Class Shares	(33,289,288)	(29,117,992)
Class A	(85,751)	(64,695)
Class B	(1,206)	(9)
Class C	(27,520)	(18,335)

Total dividends to shareholders	(33,403,765)	(29,201,031)

Capital-Share Transactions:
Net proceeds from sales of shares	335,347,271	387,101,487
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	27,833,808	24,632,171

Total proceeds from shares sold	363,181,079	411,733,658
Cost of shares redeemed	(312,102,731)	(473,117,323)

Net increase (decrease) in net assets from capital-share transactions	51,078,348	(61,383,665)

Net increase (decrease) in net assets	26,737,289	(71,318,661)
Net Assets:
Beginning of period	1,535,971,388	1,607,290,049

End of period(a)	$1,562,708,677	$1,535,971,388

(a) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(44,934)	$28,361,788

See notes to financial statements.

AB BLENDED STYLE FUNDS •	49

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2015 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The shares of AB Tax-Managed International Portfolio and International Portfolio are offered through the Tax-Managed International Portfolio and International Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). Prior to January 20, 2015, the Portfolios were known as AllianceBernstein Tax-Managed International Portfolio and International Portfolio. The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (“Portfolios”) with the following share classes offered: The Tax-Managed International and International Portfolios commenced offering of Class A, B and C shares on January 30, 2004 in addition to the existing Tax-Managed International and International Class shares, respectively. Collectively, the Class A, B and C shares are referred to as the “AB International Retail Class shares”. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the AB International Retail Class shares. The financial highlights of the Tax-Managed International and International Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale

50	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

AB BLENDED STYLE FUNDS •	51

Notes to Financial Statements

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations

52	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2015:

Tax-Managed International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$180,081,285		$601,221,407		$	– 0	–	$781,302,692
Financials	29,364,269		733,221,177			– 0	–	762,585,446
Industrials	10,470,393		533,432,137			– 0	–	543,902,530
Health Care	4,140,476		326,999,110			– 0	–	331,139,586
Consumer Staples	21,652,817		274,325,710			– 0	–	295,978,527
Information Technology	36,594,784		235,782,053			– 0	–	272,376,837
Telecommunication Services	21,657,044		200,811,845			– 0	–	222,468,889
Materials	7,083,437		203,821,992			– 0	–	210,905,429
Energy	6,987,562		106,946,536			– 0	–	113,934,098
Utilities	1,279,606		83,015,568			– 0	–	84,295,174
Warrants	– 0	–	67,154,686			– 0	–	67,154,686
Rights	1,526		– 0	–		– 0	–	1,526
Short-Term Investments	69,100,061		– 0	–		– 0	–	69,100,061

Total Investments in Securities	388,413,260		3,366,732,221	+		– 0	–	3,755,145,481
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–	33,538,281			– 0	–	33,538,281
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(58,064,297)			– 0	–	(58,064,297)

Total(c)++	$388,413,260		$3,342,206,205		$	– 0	–	$3,730,619,465

AB BLENDED STYLE FUNDS •	53

Notes to Financial Statements

International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stock:
Consumer Discretionary	$74,177,121		$248,607,805		$	– 0	–	$322,784,926
Financials	12,222,926		308,071,650			– 0	–	320,294,576
Industrials	4,366,632		221,801,002			– 0	–	226,167,634
Health Care	1,763,724		135,961,941			– 0	–	137,725,665
Consumer Staples	9,619,379		114,223,797			– 0	–	123,843,176
Information Technology	13,955,555		95,408,935			– 0	–	109,364,490
Telecommunication Services	8,944,021		84,227,524			– 0	–	93,171,545
Materials	2,931,696		83,400,200			– 0	–	86,331,896
Energy	3,071,346		43,734,235			– 0	–	46,805,581
Utilities	533,261		33,699,267			– 0	–	34,232,528
Warrants	– 0	–	29,348,493			– 0	–	29,348,493
Rights	633		– 0	–		– 0	–	633
Short-Term Investments	20,007,995		– 0	–		– 0	–	20,007,995

Total Investments in Securities	151,594,289		1,398,484,849	+		– 0	–	1,550,079,138
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–	2,394,036			– 0	–	2,394,036
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(2,128,048)			– 0	–	(2,128,048)

Total(a)(b)	$151,594,289		$1,398,750,837		$	– 0	–	$1,550,345,126

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(a)	An amount of $19,203,274 was transferred from Level 1 to Level 2 due to above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(b)	An amount of $2,786,571 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

(c)	An amount of $46,086,232 was transferred from Level 1 to Level 2 due to above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

++	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

54	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes

AB BLENDED STYLE FUNDS •	55

Notes to Financial Statements

recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2014, the Portfolios did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

56	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

AB BLENDED STYLE FUNDS •	57

Notes to Financial Statements

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Tax-Managed International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion, .65% of the next $2 billion and .60% in excess of $10 billion of the average daily net assets of the Portfolio. The International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion and .65% in excess of $8 billion of the average daily net assets of the Portfolio.

The Adviser has agreed to voluntarily waive the annual investment management fees of the Tax-Managed International and International Portfolios by an amount equal to .05% per annum of the respective net assets of the Portfolios, through October 31, 2015. For the period ending March 31, 2015, such waivers amounted to $911,567 and $390,135, respectively.

During the year ended September 30, 2014, the Adviser reimbursed the Tax- Managed International Portfolio and International Portfolio $326,920 and $133,108 for trading losses incurred due to trade entry errors.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to the Fund, the Portfolios and individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Tax-Managed International and International Class shares of the Portfolios. Under the agreement, the fee paid by the Tax-Managed International and International Class shares to the Adviser for services under this agreement is at

58	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

an annual rate of .25 of 1%, annualized of the average daily net assets of each Portfolio attributable to the respective class during the month.

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to: AB Tax-Managed International Portfolio, $575 and AB International Portfolio, $3,962 for the six months ended March 31, 2015.

Effective October 1, 2013, the Adviser has agreed to bear the costs of transfer agency and printing fees for Classes A, B and C of the AB Tax-Managed International and AB International Portfolios. For the six months ended March 31, 2015, such fees amounted to $4,388 and $23,775, respectively.

C. Distribution Arrangements—Tax-Managed International and International Class Shares

Under the Distribution Agreement between the Fund, on behalf of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Tax-Managed International and International Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—AB International Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .25 of 1% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. Prior to January 30, 2015, the Retail Classes paid distribution service fees to the Retail Distributor at an annual rate of up to .30% of 1% of the Class A Shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
Tax-Managed International	$225,723	$1,235,686
International	196,520	1,450,433

AB BLENDED STYLE FUNDS •	59

Notes to Financial Statements

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolios shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares for the six months ended March 31, 2015, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A			Class B			Class C
Tax-Managed International	$ – 0	–	$	– 0	–	$	– 0	–	$	– 0	–
International	38			32			– 0	–		– 0	–

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2015 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co., LLC			Sanford C. Bernstein & Co., Ltd.
Tax-Managed International	$524,311	$	– 0	–	$	– 0	–
International	1,269,997		– 0	–		– 0	–

60	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2015, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Tax-Managed International	$1,450,615,615	$	– 0	–	$1,500,575,353	$	– 0	–
International	686,715,400		– 0	–	686,110,095		– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Portfolio	Appreciation	(Depreciation)
Tax-Managed International	$529,290,712	$(142,206,395)	$387,084,317
International	188,847,780	(56,567,391)	132,280,389

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolios may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

AB BLENDED STYLE FUNDS •	61

Notes to Financial Statements

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2015, the Portfolios held foreign-currency exchange contracts for hedging and non-hedging purposes.

The Portfolios typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’ net liability, held by the defaulting party, may be delayed or denied.

62	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

The Portfolios’ Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty on the following pages.

At March 31, 2015, the Portfolios had entered into the following derivatives:

Tax-Managed International Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$33,538,281	Unrealized depreciation of forward currency exchange contracts	$58,064,297

Total		$33,538,281		$58,064,297

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(20,898,240)	$(6,930,987)

Total		$(20,898,240)	$(6,930,987)

AB BLENDED STYLE FUNDS •	63

Notes to Financial Statements

International Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$2,394,036	Unrealized depreciation of forward currency exchange contracts	$2,128,048

Total		$2,394,036		$2,128,048

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(19,128,868)	$3,652,931

Total		$(19,128,868)	$3,652,931

The following tables represent the average monthly volume of the Portfolio’s derivative transactions during the six months ended March 31, 2015:

Tax-Managed International Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,193,272,503
Average principal amount of sale contracts	$1,224,849,518

International Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$437,549,795
Average principal amount of sale contracts	$432,555,394

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

64	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

All derivatives held during the reporting period were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of March 31, 2015:

Tax-Managed International Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$2,545,582	$	– 0	–	$	– 0	–	$	– 0	–	$2,545,582
BNP Paribas SA	7,528,510		(7,528,510)			– 0	–		– 0	–	– 0	–
Citibank	4,038,895		(4,038,895)			– 0	–		– 0	–	– 0	–
Credit Suisse International	1,470,530		(362,227)			– 0	–		– 0	–	1,108,303
Deutsche Bank AG	2,992,811		(86,913)			– 0	–		– 0	–	2,905,898
Goldman Sachs Bank USA	1,687,843		(1,687,843)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank	4,275,041		– 0	–		– 0	–		– 0	–	4,275,041
Morgan Stanley & Co., Inc.	5,367,199		(5,367,199)			– 0	–		– 0	–	– 0	–
Northern Trust Co.	2,047,965		– 0	–		– 0	–		– 0	–	2,047,965
Royal Bank of Scotland PLC	18,535		(18,535)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	474		(474)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	1,498,670		(1,498,670)			– 0	–		– 0	–	– 0	–
UBS AG	66,226		(66,226)			– 0	–		– 0	–	– 0	–

Total	$33,538,281		$(20,655,492)		$	– 0	–	$	– 0	–	$12,882,789	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
BNP Paribas SA	$11,112,993	$(7,528,510)	$	– 0	–	$	– 0	–	$3,584,483
Citibank	18,913,037	(4,038,895)		– 0	–		– 0	–	14,874,142
Credit Suisse International	362,227	(362,227)		– 0	–		– 0	–	– 0	–

AB BLENDED STYLE FUNDS •	65

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged	Security Collateral Pledged	Net Amount of Derivatives Liabilities
Deutsche Bank AG	$86,913	$(86,913)	$	– 0	–	$	– 0	–	$	– 0	–
Goldman Sachs Bank USA	7,603,224	(1,687,843)	– 0	–	– 0	–	5,915,381
HSBC Bank USA	35,472	– 0	–	– 0	–	– 0	–	35,472
Morgan Stanley & Co., Inc.	6,956,487	(5,367,199)	– 0	–	– 0	–	1,589,288
Royal Bank of Scotland PLC	1,361,859	(18,535)	– 0	–	– 0	–	1,343,324
Standard Chartered Bank	1,765,458	(474)	– 0	–	– 0	–	1,764,984
State Street Bank & Trust Co.	1,553,648	(1,498,670)	– 0	–	– 0	–	54,978
UBS AG	8,312,979	(66,226)	– 0	–	– 0	–	8,246,753

Total	$58,064,297	$(20,655,492)	$	– 0	–	$	– 0	–	$37,408,805	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

International Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$186,318	$(38,772)		$	– 0	–	$	– 0	–	$147,546
Citibank	83,823	– 0	–		– 0	–		– 0	–	83,823
Credit Suisse International	4,181	(4,181)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	1,098,023	(36,232)			– 0	–		– 0	–	1,061,791
HSBC Bank USA	70,491	– 0	–		– 0	–		– 0	–	70,491
Morgan Stanley & Co., Inc.	914,430	(249,735)			– 0	–		– 0	–	664,695
Royal Bank of Scotland PLC	7,778	(7,778)			– 0	–		– 0	–	– 0	–
UBS AG	28,992	(28,992)			– 0	–		– 0	–	– 0	–

Total	$2,394,036	$(365,690)		$	– 0	–	$	– 0	–	$2,028,346	^

66	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$38,772	$(38,772)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	223,279	– 0	–		– 0	–		– 0	–		223,279
Credit Suisse International	175,518	(4,181)			– 0	–		– 0	–		171,337
Deutsche Bank AG	36,232	(36,232)			– 0	–		–0	–		– 0	–
Goldman Sachs Bank USA	231,330	– 0	–		– 0	–		– 0	–		231,330
Morgan Stanley & Co., Inc.	249,735	(249,735)			– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	593,145	(7,778)			– 0	–		– 0	–		585,367
Standard Chartered Bank	49,871	– 0	–		– 0	–		– 0	–		49,871
State Street Bank & Trust Co.	449,798	– 0	–		– 0	–		– 0	–		449,798
UBS AG	80,368	(28,992)			– 0	–		– 0	–		51,376

Total	$2,128,048	$(365,690)		$	– 0	–	$	– 0	–		$1,762,358	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolios may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

AB BLENDED STYLE FUNDS •	67

Notes to Financial Statements

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2014 and September 30, 2013 were as follows:

	2014	2013
Tax-Managed International
Distributions paid from:
Ordinary income	$74,203,691	$72,321,647

Total distributions paid	$74,203,691	$72,321,647

International
Distributions paid from:
Ordinary income	$29,201,031	$28,680,557

Total distributions paid	$29,201,031	$28,680,557

As of September 30, 2014, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)
Tax-Managed International	$80,066,205	$(2,076,401,010)	$331,000,519	$(1,665,334,286)
International	31,905,783	(1,051,258,011)	103,175,423	(916,176,805)

(a)

During the fiscal year ended September 30, 2014, Tax-Managed International Portfolio and International Portfolio utilized capital loss carryforwards of $242,141,327 and $103,773,994, respectively, to offset current year net realized gains. Additionally, as of September 30, 2014, the Portfolios had capital loss carryforwards for federal income tax purposes.

(b)

The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs) and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

68	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

As of September 30, 2014, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
Tax-Managed International	$344,280,794	n/a	2017
Tax-Managed International	1,714,396,065	n/a	2018
Tax-Managed International	17,724,151	– 0 –	No expiration
International	137,445,488	n/a	2017
International	910,864,476	n/a	2018
International	2,948,047	– 0 –	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign (Non-U.S.) Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Actions by a Few Major Investors—In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Country Concentration Risk—The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

AB BLENDED STYLE FUNDS •	69

Notes to Financial Statements

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Redemption Risk—A Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

70	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares. The Fund has allocated 1.4 billion to the International Portfolio of which 600 million is allocated to the International Class Shares, 200 million to each of the three retail classes of shares and 200 million to the retirement class of shares (which is not currently being offered). Share transactions for each Portfolio for the six months ended March 31, 2015 and the year ended September 30, 2014, were as follows:

	Tax-Managed International Portfolio
	Shares			Amount
	Six Months Ended March 31, 2015 (unaudited)		Year Ended September 30, 2014	Six Months Ended March 31, 2015 (unaudited)		Year Ended September 30, 2014

Tax-Managed International Class Shares
Shares sold	30,288,763		37,607,686	$468,309,362		$612,528,701

Shares issued to shareholders on reinvestment of dividends	3,742,111		3,132,038	57,628,509		49,956,009

Shares redeemed	(29,549,397)		(44,027,012)	(458,996,446)		(725,254,645)

Net increase (decrease)	4,481,477		(3,287,288)	66,941,425		(62,769,935)

Beginning of period	235,536,026		238,823,314	5,301,932,810		5,364,702,745

End of period	240,017,503		235,536,026	$5,368,874,235		$5,301,932,810

Class A Shares
Shares sold	5,355		6,499	$82,736		$105,034

Shares issued to shareholders on reinvestment of dividends	2,051		1,551	31,141		24,397

Shares converted from Class B	– 0	–	294	– 0	–	4,821

Shares redeemed	(7,144)		(9,909)	(108,355)		(162,772)

Net increase (decrease)	262		(1,565)	5,522		(28,520)

Beginning of period	96,585		98,150	6,517,588		6,546,108

End of period	96,847		96,585	$6,523,110		$6,517,588

AB BLENDED STYLE FUNDS •	71

Notes to Financial Statements

	Tax-Managed International Portfolio
	Shares				Amount
	Six Months Ended March 31, 2015 (unaudited)		Year Ended September 30, 2014		Six Months Ended March 31, 2015 (unaudited)		Year Ended September 30, 2014

Class B Shares
Shares sold	282		– 0	–	$4,410		$	– 0	–

Shares issued to shareholders on reinvestment of dividends	19		– 0	–	281			– 0	–

Shares converted to Class A	– 0	–	(292)		– 0	–		(4,821)

Shares redeemed	– 0	–(a)	– 0	–	(2)			– 0	–

Net increase (decrease)	301		(292)		4,689			(4,821)

Beginning of period	903		1,195		279,889			284,710

End of period	1,204		903		$284,578			$279,889

Class C Shares
Shares sold	6,759		3,179		$105,664			$51,240

Shares issued to shareholders on reinvestment of dividends	252		185		3,853			2,920

Shares redeemed	(5,654)		(5,747)		(87,494)			(92,545)

Net increase (decrease)	1,357		(2,383)		22,023			(38,385)

Beginning of period	26,835		29,218		2,459,225			2,497,610

End of period	28,192		26,835		$2,481,248			$2,459,225

(a)	Share amount is less than one full share.

	International Portfolio
	Shares		Amount
	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014

International Class Shares
Shares sold	21,661,420	23,636,219	$334,660,792	$385,956,356

Shares issued to shareholders on reinvestment of dividends	1,808,646	1,547,201	27,726,542	24,554,083

Shares redeemed	(20,127,218)	(29,166,147)	(311,230,598)	(471,024,955)

Net increase (decrease)	3,342,848	(3,982,727)	51,156,736	(60,514,516)

Beginning of period	96,393,692	100,376,419	2,415,846,276	2,476,360,792

End of period	99,736,540	96,393,692	$2,467,003,012	$2,415,846,276

72	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

International Portfolio
Shares	Amount
Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014

Class A Shares
Shares sold	33,782	51,068	$505,189	$824,747

Shares issued to shareholders on reinvestment of dividends	5,297	3,918	80,040	61,289

Shares converted from Class B	3,027	4,959	46,677	80,013

Shares redeemed	(33,864)	(83,602)	(518,609)	(1,348,231)

Net increase (decrease)	8,242	(23,657)	113,297	(382,182)

Beginning of period	275,930	299,587	22,177,158	22,559,340

End of period	284,172	275,930	$22,290,455	$22,177,158

Class B Shares
Shares sold	– 0	–	614	$	– 0	–	$9,936

Shares issued to shareholders on reinvestment of dividends	77	1	1,177	9

Shares converted to Class A	(3,018)	(4,964)	(46,677)	(80,013)

Shares redeemed	(376)	(3,421)	(5,663)	(54,906)

Net decrease	(3,317)	(7,770)	(51,163)	(124,974)

Beginning of period	10,600	18,370	1,671,150	1,796,124

End of period	7,283	10,600	$1,619,987	$1,671,150

Class C Shares
Shares sold	8,776	14,406	$134,613	$230,435

Shares issued to shareholders on reinvestment of dividends	1,717	1,071	26,049	16,790

Shares redeemed	(19,838)	(37,799)	(301,184)	(609,218)

Net decrease	(9,345)	(22,322)	(140,522)	(361,993)

Beginning of period	147,485	169,807	12,454,852	12,816,845

End of period	138,140	147,485	$12,314,330	$12,454,852

NOTE 7.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

AB BLENDED STYLE FUNDS •	73

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB Tax-Managed International Portfolio
Class A
Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 15.71	$ 15.78	$ 13.07	$ 12.29	$ 15.02	$ 14.97

Income From Investment Operations
Net investment income(a)	.05	(b)	.36	(b)	.13	(b)	.05	(b)	.10	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03	(.17)	2.73	.93	(2.67)	.10
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	.08	.19	2.86	.98	(2.57)	.22

Less: Dividends
Dividends from net investment income	(.34)	(.26)	(.15)	(.20)	(.16)	(.17)

Net asset value, end of period	$ 15.45	$ 15.71	$ 15.78	$ 13.07	$ 12.29	$ 15.02

Total Return
Total investment return based on net asset value(d)	.56%	1.18	%*	22.10	%*	8.10%	(17.30)%	1.47%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,496	$1,517	$1,549	$1,405	$2,195	$3,321
Average net assets (000 omitted)	$1,500	$1,625	$1,465	$1,741	$3,133	$3,530
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.14	%^+	1.15%	1.88%	2.36%	2.02%	1.78	%+
Expenses, before waivers/reimbursements	1.65	%^+	1.55%	1.93%	2.40%	2.02%	1.78	%+
Net investment income	.63	%(b)^+	2.19	%(b)	.88	%(b)	.37	%(b)	.64%	.85	%+
Portfolio turnover rate	40%	64%	72%	62%	61%	85%

See footnote summary on page 80.

74	• AB BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB Tax-Managed International Portfolio
Class B
Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 15.73	$ 15.65	$ 12.92	$ 12.12	$ 14.82	$ 14.81

Income From Investment Operations
Net investment income (loss)(a)	.00	(b)(c)	.24	(b)	(.05	)(b)	(.03	)(b)	(.02)	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03	(.16)	2.78	.90	(2.62)	.08
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	.03	.08	2.73	.87	(2.64)	.10

Less: Dividends
Dividends from net investment income	(.24)	– 0	–	– 0	–	(.07)	(.06)	(.09)

Net asset value, end of period	$ 15.52	$ 15.73	$ 15.65	$ 12.92	$ 12.12	$ 14.82

Total Return
Total investment return based on net asset value(d)	.24%	.51	%*	21.13	%*	7.23%	(17.90)%	.67%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$19	$14	$19	$131	$139	$229
Average net assets (000 omitted)	$17	$17	$41	$143	$201	$326
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85	%^+	1.84%	2.79%	3.21%	2.76%	2.52	%+
Expenses, before waivers/reimbursements	2.45	%^+	2.39%	2.84%	3.26%	2.76%	2.52	%+
Net investment income (loss)	(.01	)%(b)^+	1.50	%(b)	(.41	)%(b)	(.23	)%(b)	(.16)%	.16	%+
Portfolio turnover rate	40%	64%	72%	62%	61%	85%
See footnote summary on page 80.

AB BLENDED STYLE FUNDS •	75

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB Tax-Managed International Portfolio
Class C
Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 15.66	$ 15.72	$ 12.97	$ 12.13	$ 14.83	$ 14.82

Income From Investment Operations
Net investment income (loss)(a)	(.00	)(b)(c)	.25	(b)	.00	(b)(c)	(.02	)(b)	(.03)	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03	(.18)	2.75	.91	(2.61)	.07
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	.03	.07	2.75	.89	(2.64)	.10

Less: Dividends
Dividends from net investment income	(.19)	(.13)	– 0	–	(.05)	(.06)	(.09)

Net asset value, end of period	$ 15.50	$ 15.66	$ 15.72	$ 12.97	$ 12.13	$ 14.83

Total Return
Total investment return based on net asset value(d)	.24%	.47	%*	21.20	%*	7.38%	(17.89)%	.67%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$437	$420	$459	$558	$776	$1,764
Average net assets (000 omitted)	$396	$487	$453	$765	$1,233	$1,711
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.86	%^+	1.85%	2.63%	3.15%	2.69%	2.49	%+
Expenses, before waivers/reimbursements	2.38	%^+	2.25%	2.68%	3.20%	2.69%	2.49	%+
Net investment income (loss)	(.07	)%(b)^+	1.52	%(b)	(.01	)%(b)	(.19	)%(b)	(.18)%	.19	%+
Portfolio turnover rate	40%	64%	72%	62%	61%	85%

See footnote summary on page 80.

76	• AB BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB International Portfolio
	Class A
	Six Months Ended March 31, 2015 (unaudited)		Year Ended September 30,
			2014		2013		2012		2011	2010

Net asset value, beginning of period	$ 15.63		$ 15.65		$ 13.07		$ 12.28		$ 14.99	$ 14.89

Income From Investment Operations
Net investment income(a)	.05	(b)	.35	(b)	.08	(b)	.11	(b)	.14	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.01		(.16)		2.70		.89		(2.66)	.15

Total from investment operations	.06		.19		2.78		1.00		(2.52)	.31

Less: Dividends
Dividends from net investment income	(.32)		(.21)		(.20)		(.21)		(.19)	(.21)

Net asset value, end of period	$ 15.37		$ 15.63		$ 15.65		$ 13.07		$ 12.28	$ 14.99

Total Return
Total investment return based on net asset value(d)	.41%		1.23%		21.55%		8.32%		(17.04)%	2.10%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$4,369		$4,312		$4,688		$6,201		$7,202	$11,455
Average net assets (000 omitted)	$4,276		$4,694		$5,196		$6,718		$9,982	$15,764
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.18	%^+	1.19%		2.10%		2.05%		1.69%	1.53	%+
Expenses, before waivers/reimbursements	1.96	%^+	1.69%		2.15%		2.09%		1.69%	1.53	%+
Net investment income	.63	%(b)^+	2.14	%(b)	.59	%(b)	.85	%(b)	.92%	1.13	%+
Portfolio turnover rate	44%		67%		72%		69%		62%	84%

See footnote summary on page 80.

AB BLENDED STYLE FUNDS •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB International Portfolio
	Class B
	Six Months Ended March 31, 2015 (unaudited)		Year Ended September 30,
			2014		2013		2012		2011	2010

Net asset value, beginning of period	$ 15.64		$ 15.56		$ 12.97		$ 12.14		$ 14.82	$ 14.74

Income From Investment Operations
Net investment income (loss)(a)	(.02	)(b)	.22	(b)	(.03	)(b)	(.01	)(b)	.03	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03		(.14)		2.67		.90		(2.63)	.14

Total from investment operations	.01		.08		2.64		.89		(2.60)	.19

Less: Dividends
Dividends from net investment income	(.14)		(.00	)(c)	(.05)		(.06)		(.08)	(.11)

Net asset value, end of period	$ 15.51		$ 15.64		$ 15.56		$ 12.97		$ 12.14	$ 14.82

Total Return
Total investment return based on net asset value(d)	.09%		.52%		20.43%		7.38%		(17.67)%	1.28%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$113		$166		$286		$540		$813	$1,572
Average net assets (000 omitted)	$131		$223		$436		$680		$1,309	$1,722
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90	%^+	1.89%		2.90%		2.90%		2.46%	2.30	%+
Expenses, before waivers/reimbursements	2.72	%^+	2.49%		2.97%		2.94%		2.46%	2.30	%+
Net investment income (loss)	(.21	)%(b)^+	1.38	%(b)	(.24	)%(b)	(.05	)%(b)	.18%	.34	%+
Portfolio turnover rate	44%		67%		72%		69%		62%	84%

See footnote summary on page 80.

78	• AB BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB International Portfolio
	Class C
	Six Months Ended March 31, 2015 (unaudited)		Year Ended September 30,
			2014		2013		2012		2011	2010

Net asset value, beginning of period	$ 15.58		$ 15.61		$ 13.01		$ 12.17		$ 14.84	$ 14.76

Income From Investment Operations
Net investment income (loss)(a)	(.01	)(b)	.23	(b)	(.01	)(b)	.01	(b)	.02	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.02		(.15)		2.69		.90		(2.61)	.13

Total from investment operations	.01		.08		2.68		.91		(2.59)	.19

Less: Dividends
Dividends from net investment income	(.19)		(.11)		(.08)		(.07)		(.08)	(.11)

Net asset value, end of period	$ 15.40		$ 15.58		$ 15.61		$ 13.01		$ 12.17	$ 14.84

Total Return
Total investment return based on net asset value(d)	.11%		.49%		20.73%		7.50%		(17.58)%	1.28%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$2,127		$2,298		$2,650		$2,896		$3,957	$8,254
Average net assets (000 omitted)	$2,158		$2,594		$2,721		$3,460		$6,362	$9,147
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90	%^+	1.89%		2.82%		2.79%		2.40%	2.24	%+
Expenses, before waivers/reimbursements	2.68	%^+	2.41%		2.88%		2.83%		2.40%	2.24	%+
Net investment income (loss)	(.11	)%(b)^+	1.43	%(b)	(.10	)%(b)	.09	%(b)	.16%	.39	%+
Portfolio turnover rate	44%		67%		72%		69%		62%	84%

See footnote summary on page 80.

AB BLENDED STYLE FUNDS •	79

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Tax-Managed International Portfolio for the years ended September 30, 2014 and September 30, 2013 by 0.01% and 0.02%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

^	Annualized.

See notes to financial statements.

80	• AB BLENDED STYLE FUNDS

Financial Highlights

BOARD OF DIRECTORS

Bart Friedman(1)(2), Chairman

Seth Masters, President

Suzanne Brenner(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Thomas B. Stiles, II(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AB International and AB Tax-Managed International Portfolios, Classes A, B and C shares only.

AB BLENDED STYLE FUNDS •	81

Board of Directors

Board’s Consideration of Investment Management Arrangement

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 23, 2014. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 21, 2014, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2014 certain information relating to the profitability of the Adviser in 2013 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2014. In addition, the Independent Directors received materials prepared by the Senior Officer (who is also the Fund’s Independent Compliance

82	• AB BLENDED STYLE FUNDS

Board’s Consideration of Investment Management Arrangement

Officer), as described below. On September 23, 2014, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 23, 2014, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios, including the positive impact on performance of enhancements made to the investment strategies and research processes during the year. Following the September 23, 2014 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 15, 2014. The Independent Directors held a telephonic meeting on October 17, 2014 to discuss the contract renewal materials and supplemental materials. On October 22-23, 2014, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 23, 2014, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 23, 2014 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

AB BLENDED STYLE FUNDS •	83

Board’s Consideration of Investment Management Arrangement

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board considered the allocation of responsibilities as well as the factors that were taken into account in making and implementing investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the

84	• AB BLENDED STYLE FUNDS

Board’s Consideration of Investment Management Arrangement

investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2014 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2014. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2012 and 2013, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially

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acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 24, 2014 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 25, 2012 Board meeting, the Directors received a presentation from an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein fund complex generally, and a presentation from the Adviser concerning certain of its views on economies of scale with respect to the Portfolios. At the October 23, 2014 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Independent Compliance Officer possible ways in which such economies of scale enjoyed by the Adviser may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser and the independent consultant, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, the Portfolios’ breakpoint arrangements as currently in effect as described below, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called

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Board’s Consideration of Investment Management Arrangement

“fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser, and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2015, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

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Board’s Consideration of Investment Management Arrangement

Advisory Fee Schedule
California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

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Advisory Fee Schedule
Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	The Senior Officer’s evaluation was completed on October 7, 2014 and discussed with the Board on October 17, 22 and 23, 2014.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

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3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.

3	Jones v. Harris at 1427.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

AB BLENDED STYLE FUNDS •	91

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2014 and September 30, 2013 are set forth below:

Portfolio	09/30/14 Net Assets ($MM)	09/30/13 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$ 3,754.9	$ 3,842.0	-$ 87.1
International Portfolio	$ 1,535.8	$ 1,610.1	-$ 74.3
Emerging Markets Portfolio	$ 1,299.2	$ 1,192.6	$ 106.6
U.S. Government Short Duration Portfolio	$ 45.0	$ 52.9	-$ 7.9
Short Duration Plus Portfolio	$ 384.1	$ 460.7	-$ 76.6
Intermediate Duration Portfolio	$ 3,852.8	$ 3,970.2	-$ 117.4
Short Duration California Municipal Portfolio	$ 40.8	$ 69.7	-$ 28.9

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Portfolio	09/30/14 Net Assets ($MM)	09/30/13 Net Assets ($MM)	Change ($MM)
Short Duration Diversified Municipal Portfolio	$ 257.3	$ 274.5	-$ 17.2
Short Duration New York Municipal Portfolio	$ 91.3	$ 108.5	-$ 17.2
California Municipal Portfolio	$ 1,119.9	$ 1,052.7	$ 67.2
Diversified Municipal Portfolio	$ 6,298.7	$ 5,547.5	$ 751.2
New York Municipal Portfolio	$ 1,713.0	$ 1,644.5	$ 68.5

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2014 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.927%	0.820%[5]	-0.107%
International Portfolio	0.965%	0.849%[5]	-0.115%
Emerging Markets Portfolio	1.221%	1.096%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.463%	0.452%	-0.011%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.495%	0.495%	0.000%
Diversified Municipal Portfolio	0.458%	0.421%	-0.037%
New York Municipal Portfolio	0.479%	0.479%	-0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2014:

Portfolio	Semi-Annual Period Ending 03/31/14 Total Expense Ratio[6]
Tax-Managed International Portfolio	Private Client	1.11%
	Class A	1.15%
	Class B	1.85%
	Class C	1.85%

International Portfolio	Private Client	1.15%
	Class A	1.19%
	Class B	1.89%
	Class C	1.89%

5	The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2015.

6	Annualized.

AB BLENDED STYLE FUNDS •	93

Portfolio	Semi-Annual Period Ending 03/31/14 Total Expense Ratio[6]
Emerging Markets Portfolio	Private Client	1.44%

U.S. Government Short Duration Portfolio	Private Client	0.79%

Short Duration Plus Portfolio	Private Client	0.63%
	Class A	0.97%
	Class B	1.14%
	Class C	1.13%

Intermediate Duration Portfolio	Private Client	0.58%

Short Duration California Municipal Portfolio	Private Client	0.73%

Short Duration Diversified Municipal Portfolio	Private Client	0.63%

Short Duration New York Municipal Portfolio	Private Client	0.66%

California Municipal Portfolio	Private Client	0.64%
	Class A	0.87%
	Class B	1.64%
	Class C	1.57%

Diversified Municipal Portfolio	Private Client	0.56%
	Class A	0.80%
	Class B	1.52%
	Class C	1.50%

New York Municipal Portfolio	Private Client	0.61%
	Class A	0.86%
	Class B	1.56%
	Class C	1.56%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes—Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and

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Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2014 net assets.8

Portfolio	Net Assets 09/30/14 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,754.9	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.820%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB BLENDED STYLE FUNDS •	95

Portfolio	Net Assets 09/30/14 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Portfolio	$1,535.8	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.419%	0.849%

Emerging Markets Portfolio	$1,299.2	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.096%

U.S. Government Short Duration Portfolio[9]	$45.0	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.244%	0.450%

Short Duration Plus Portfolio	$384.1	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.159%	0.450%

Intermediate Duration Portfolio	$3,852.8	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.452%

Short Duration California Municipal Portfolio	$40.8	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.249%	0.450%

9	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio’s investments primarily to U.S. Government and agency securities.

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Portfolio	Net Assets 09/30/14 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	$257.3	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.177%	0.450%

Short Duration New York Municipal Portfolio	$91.3	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.222%	0.450%

California Municipal Portfolio	$1,119.9	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.495%

Diversified Municipal Portfolio	$6,298.7	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.421%

New York Municipal Portfolio	$1,713.0	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.479%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10 The Senior Officer noted the high spreads for Tax-Managed International Portfolio and International Portfolio due to the relatively low advisory fees charged to the AllianceBernstein institutional account in comparison to the advisory fees charged to the institutional accounts of the Portfolios’ Lipper peers.

10	Group peers selected by Lipper from the 2014 Lipper 15(c) Report.

AB BLENDED STYLE FUNDS •	97

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2014 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $ 2.5 billion 60 bp on the balance	0.717%	0.820%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $ 2.5 billion 60 bp on the balance	0.750%	0.849%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $ 2.5 billion 60 bp on the balance	0.750%	1.096%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $ 2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $ 2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $ 2.5 billion 40 bp on the balance	0.482%	0.452%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $ 2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $ 2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.495%

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Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.410%	0.421%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.479%

Set forth below is the advisory fee schedules of AllianceBernstein Cap Fund, Inc.—Emerging Markets Multi-Asset Portfolio (“Emerging Markets Multi-Asset Portfolio”), a retail mutual fund that has a somewhat similar investment style as Emerging Markets Multi Asset Portfolio, and does not follow the NYAG Specialty category. Also set forth below is what would have been the effective advisory fees of the Portfolio had the retail mutual fund’s fee schedule been applicable to the Portfolio based on the Portfolio’s September 30, 2014 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.988%	1.096%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[11]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative

11	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

AB BLENDED STYLE FUNDS •	99

related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[12],[13]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2014 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1[14]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.581%	0.849%

Emerging Markets Portfolio	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.477%	1.096%

U.S. Government Short Duration Portfolio	Client #3[14]	0.065% on the first $5 billion 0.05% on the next $5 billion 0.04% on the balance (assets aggregated with one other account)	0.065%	0.450%

Intermediate Duration Portfolio	Client #4[14]	0.29% on the first $100 million 0.20% on the balance	0.202%	0.452%

12	The ITM fund is privately placed or institutional.

13	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

14	The sub-advised relationship is with an affiliate of the Adviser.

100	• AB BLENDED STYLE FUNDS

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Diversified Municipal Portfolio	Client #5	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.421%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

AB BLENDED STYLE FUNDS •	101

management fee,16 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment classification/objective and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

16	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

17	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

19	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

102	• AB BLENDED STYLE FUNDS

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[20]	0.869	0.857	8/14
Pro-forma	0.819	0.857	7/14

International Portfolio[20]	0.896	0.942	6/15
Pro-forma	0.846	0.942	6/15

Emerging Markets Portfolio	1.141	1.166	8/20
Pro-forma	1.091	1.166	7/20

U.S. Government Short Duration Portfolio	0.450	0.450	7/15
Short Duration Plus Portfolio	0.450	0.400	12/17
Intermediate Duration Portfolio	0.452	0.456	7/14
Short Duration California Municipal Portfolio[21]	0.450	0.450	5/9
Short Duration Diversified Municipal Portfolio	0.450	0.466	6/13
Short Duration New York Municipal Portfolio[21]	0.450	0.450	5/9
California Municipal Portfolio[21]	0.494	0.472	11/17
Diversified Municipal Portfolio	0.423	0.415	10/15
New York Municipal Portfolio[21]	0.479	0.465	12/17

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed	1.108	1.163	7/14	1.183	92/231
International Portfolio
Without 5 bp adv. fee waiver	1.158	1.188	7/14	1.186	108/231
International Portfolio	1.151	1.280	5/15	1.183	104/231
Without 5 bp adv. fee waiver	1.201	1.280	5/15	1.186	120/231
Emerging Markets	1.443	1.664	4/20	1.438	176/347
Portfolio
Without 5 bp adv. fee waiver	1.493	1.664	7/20	1.438	197/347
U.S. Government Short Duration Portfolio	0.704	0.720	7/15	0.657	25/44
Short Duration Plus Portfolio	0.604	0.650	6/17	0.627	83/174
Intermediate Duration Portfolio	0.573	0.788	3/14	0.678	99/299

20	On July 9, 2013, Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”).

21	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

22	The total expense ratios are for the most recently completed fiscal year Private Client Class.

AB BLENDED STYLE FUNDS •	103

Portfolio	Expense Ratio (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Short Duration California Municipal Portfolio[23]	0.679	0.679	5/9	0.655	10/17
Short Duration Diversified Municipal Portfolio	0.617	0.634	6/13	0.583	40/62
Short Duration New York Municipal Portfolio[23]	0.655	0.655	5/9	0.655	9/17
California Municipal Portfolio[23]	0.634	0.661	7/18	0.635	114/233
Diversified Municipal Portfolio	0.559	0.697	2/15	0.614	44/116
New York Municipal Portfolio[23]	0.611	0.697	4/17	0.620	68/139

Based on this analysis, considering pro-forma information where possible, International Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis. Tax-Managed International Portfolio, Emerging Markets Portfolio, U.S. Government Short Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. Excluding administrative and servicing expenses, with the exception of U.S. Government Short Duration Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio, where the

23	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

104	• AB BLENDED STYLE FUNDS

Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2013, relative to 2012. Including administrative and servicing expenses, with the exception of Tax-Managed International Portfolio, where the Adviser had equal profitability, and Emerging Markets Portfolio and Short Duration Plus Portfolio, where the Adviser’s profitability increased, the Adviser’s profitability decreased for the Portfolios during calendar year 2013, relative to 2012.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2013:24

Portfolio	Shareholder Servicing Agreement Fee
Tax-Managed International Portfolio	$8,953,528
International Portfolio	$3,808,901
Emerging Markets Portfolio	$2,996,037
U.S. Government Short Duration Portfolio	$82,099
Short Duration Plus Portfolio	$467,653
Intermediate Duration Portfolio	$4,405,415
Short Duration California Municipal Portfolio	$83,224
Short Duration Diversified Municipal Portfolio	$323,922
Short Duration New York Municipal Portfolio	$113,185
California Municipal Portfolio	$951,766
Diversified Municipal Portfolio	$4,465,399
New York Municipal Portfolio	$1,414,589

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

24	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

AB BLENDED STYLE FUNDS •	105

Certain of the Portfolios have retail class shares. As of September 30, 2014, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/14 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.052%
International Portfolio	0.443%
Short Duration Plus Portfolio	18.326%
California Municipal Portfolio	12.525%
Diversified Municipal Portfolio	26.602%
New York Municipal Portfolio	16.257%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2013:

Portfolio	Amount Received
Tax-Managed International Portfolio		$142
International Portfolio		$126
Short Duration Plus Portfolio		$1,712
California Municipal Portfolio	$	– 0	–
Diversified Municipal Portfolio	$	– 0	–
New York Municipal Portfolio		$1,557

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2013:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$9,334	$300
International Portfolio	$47,156	$98
Short Duration Plus Portfolio	$359,739	$34,451
California Municipal Portfolio	$673,981	$13,930
Diversified Municipal Portfolio	$4,294,343	$235,341
New York Municipal Portfolio	$1,689,605	$51,906

106	• AB BLENDED STYLE FUNDS

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2013:25

Portfolio	ABIS Fee
Tax-Managed International Portfolio[26]	$6,848
International Portfolio[26]	$12,768
Short Duration Plus Portfolio	$26,017
California Municipal Portfolio	$16,537
Diversified Municipal Portfolio	$71,288
New York Municipal Portfolio	$33,071

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2013.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less

25	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2013, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

26	Effective February 25, 2014, ABIS waived the $18,000 minimum charge for the Portfolio.

AB BLENDED STYLE FUNDS •	107

significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,27 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.28 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.29 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.30

27	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

28	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

29	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30	There have been substantial changes to the investment management industry since 2008. Accordingly, some of the 2008 comparative results may no longer be reflective of current conditions in the industry.

108	• AB BLENDED STYLE FUNDS

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $486 billion as of August 31, 2013, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios31 relative to the medians of the

Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)32 for the periods ended July 31, 2014.33 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio[34]
1 year	13.19	12.99	12.98	7/14	135/289
3 year	5.72	8.12	7.88	12/14	212/250
5 year	7.21	10.72	10.77	13/14	211/226
10 year	4.56	9.78	8.46	10/10	100/100

International Portfolio[34]
1 year	13.20	12.79	12.98	7/15	134/289
3 year	5.61	8.44	7.88	12/14	213/250
5 year	7.18	10.80	10.77	14/14	212/226
10 year	4.66	8.98	8.46	10/10	98/100

Emerging Markets Portfolio
1 year	19.41	14.52	14.39	3/20	86/535
3 year	0.54	1.81	1.16	13/20	213/372
5 year	7.56	8.42	8.48	14/17	165/248
10 year	12.63	12.63	12.91	6/11	61/111

U.S. Government Short Duration Portfolio
1 year	1.16	1.16	1.17	8/15	30/58
3 year	0.75	1.22	1.18	11/13	36/53
5 year	1.48	1.86	1.86	10/13	34/47
10 year	2.74	3.23	3.14	11/12	33/40

31	The gross performance returns are for the Private Client class shares of the Portfolios.

32	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

33	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

34	As previously mentioned, Lipper changed the Portfolio’s investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Lipper compared the Portfolio to IMLC peers.

AB BLENDED STYLE FUNDS •	109

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Plus Portfolio
1 year	1.60	2.22	2.22	15/17	179/234
3 year	1.02	2.15	2.19	15/16	182/197
5 year	2.19	3.30	3.33	14/16	143/164
10 year	2.48	3.53	3.69	13/13	101/107

Intermediate Duration Portfolio
1 year	5.50	5.59	5.06	9/14	164/426
3 year	3.75	4.54	4.17	13/13	256/371
5 year	6.27	6.39	6.05	8/13	129/317
10 year	5.65	5.76	5.52	7/10	93/216

Short Duration California Municipal Portfolio
1 year	1.36	4.23	3.73	7/7	15/15
3 year	1.15	3.56	2.67	7/7	11/15
5 year	1.59	4.14	3.22	6/6	9/13
10 year	2.47	4.06	4.07	5/5	7/7

Short Duration Diversified Municipal Portfolio
1 year	1.34	2.03	1.79	12/13	58/78
3 year	1.36	1.85	1.85	11/13	54/72
5 year	1.74	1.95	1.95	6/9	36/53
10 year	2.59	2.72	2.89	6/9	27/40

Short Duration New York Municipal Portfolio
1 year	1.31	2.00	2.00	3/3	5/7
3 year	1.33	1.39	2.56	3/3	7/7
5 year	1.65	1.70	3.47	3/3	6/6
10 year	2.57	2.69	3.70	3/3	6/6

California Municipal Portfolio
1 year	3.96	7.02	6.67	4/4	29/30
3 year	3.22	5.24	4.90	4/4	26/27
5 year	4.21	5.65	5.30	4/4	23/24
10 year	4.08	4.85	4.62	4/4	19/22

Diversified Municipal Portfolio
1 year	4.01	6.30	6.25	15/15	146/151
3 year	3.18	4.74	4.64	15/15	118/131
5 year	3.92	5.14	5.16	14/14	92/96
10 year	4.07	4.73	4.66	12/12	65/68

New York Municipal Portfolio
1 year	3.45	4.89	5.46	2/2	22/23
3 year	2.94	3.97	4.16	2/2	20/21
5 year	3.78	4.58	4.75	2/2	18/19
10 year	4.03	4.38	4.40	2/2	16/17

110	• AB BLENDED STYLE FUNDS

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)35 versus their benchmarks.36

	Periods Ending July 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	11.95	4.55	6.01	3.38	6.06
MSCI EAFE Index[37]	15.07	7.96	9.40	7.07	6.49
Inception Date: June 22,1992

International Portfolio	11.90	4.40	5.94	3.43	3.41
MSCI EAFE Index	15.07	7.96	9.40	7.07	4.28
Inception Date: April 30, 1999

Emerging Markets Portfolio	17.70	-0.89	6.01	10.95	7.82
MSCI Emerging Markets Index	15.32	0.40	7.34	12.37	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	0.45	0.05	0.80	2.01	4.29
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.53	0.51	1.14	2.57	4.91
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.99	0.40	1.57	1.84	4.40
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.53	0.51	1.14	2.57	4.91
Inception Date: December 12, 1988

Intermediate Duration Portfolio	4.90	3.16	5.67	5.05	6.44
Barclays Capital U.S. Aggregate Bond Index	3.97	3.04	4.47	4.80	6.76
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	0.67	0.48	0.92	1.75	2.59
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

35	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

36	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2014.

37	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

AB BLENDED STYLE FUNDS •	111

	Periods Ending July 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration Diversified Municipal Portfolio	0.72	0.74	1.12	1.94	2.82
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	0.65	0.68	1.00	1.89	2.67
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

California Municipal Portfolio	3.31	2.57	3.55	3.43	4.60
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.24
Inception Date: August 6, 1990

Diversified Municipal Portfolio	3.43	2.61	3.35	3.48	4.83
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.34
Inception Date: January 9, 1989

New York Municipal Portfolio	2.82	2.32	3.15	3.39	4.82
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.34
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 13, 2014

112	• AB BLENDED STYLE FUNDS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB BLENDED STYLE FUNDS •	113

AB Family of Funds

NOTES

114	• AB BLENDED STYLE FUNDS

NOTES

AB BLENDED STYLE FUNDS •	115

NOTES

116	• AB BLENDED STYLE FUNDS

AB BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IPTIP-0152-0315

MAR    03.31.15

SEMI-ANNUAL REPORT

AB SHORT DURATION PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

May 18, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Short Duration Portfolio (the “Portfolio”) for the semi-annual reporting period ended March 31, 2015. Effective January 20, 2015, the Portfolio’s name changed from AllianceBernstein Short Duration Portfolio to AB Short Duration Portfolio.

Investment Objective and Policies

The investment objective of the Portfolio is to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national ratings agencies (or, if unrated, determined by AllianceBernstein L.P. (the “Adviser”) to be of comparable quality) and comparably-rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

In managing the Portfolio, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 7 shows performance for the Portfolio compared to its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 1-3 Year U.S. Treasury Index, for the six- and 12-month periods ended March 31, 2015.

AB SHORT DURATION PORTFOLIO •	1

All share classes of the Portfolio underperformed the benchmark for both periods. Exposure to inflation-linked securities detracted for both periods, however, exposure to commercial mortgage obligations, asset-backed securities and commercial mortgage-backed securities contributed to performance. Security selection within non-agency mortgages contributed to performance; while yield curve positioning was a detractor for both periods.

During both periods, the Portfolio utilized derivative instruments including Treasury futures in order to manage duration and yield curve positioning. Currency forwards were utilized during both periods to manage the Portfolio’s currency exposure, which had an immaterial impact on performance.

Market Review and Investment Strategy

Bond markets were volatile for the 12-month period ended March 31, 2015, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Despite the best efforts of policymakers, inflation continued to fall throughout the developed world, reaching especially worrisome levels in Europe and Japan. In the fourth quarter of 2014, a sharp decline in oil prices put pressure on credit and emerging-market debt, and complicated efforts to boost inflation in Europe and Japan. Oil prices stabilized later in the first quarter of 2015, but remained well below where they were a year ago.

These dynamics helped push developed-market government bond yields lower during the 12-month period. Even the 10-year U.S. Treasury yield approached a two-year low, despite expectations that the U.S. Federal Reserve would begin raising official rates later this year. In other markets, including many in Europe where the European Central Bank has implemented its quantitative easing program, some yields are in negative territory. After struggling late last year, credit markets rebounded modestly in the first quarter of 2015, and most credit sectors outperformed government debt.

2	• AB SHORT DURATION PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Bank of America Merrill Lynch® (“BofA ML”) 1-3 Year U.S. Treasury Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of one to three years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB SHORT DURATION PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB SHORT DURATION PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB SHORT DURATION PORTFOLIO •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

These risks are fully discussed in the Portfolio’s prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum frontend sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB SHORT DURATION PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Short Duration Portfolio
Class A	0.31%	0.43%

Class B*	0.23%	0.26%

Class C	0.23%	0.27%

BofA ML 1-3 Year U.S. Treasury Index	0.70%	1.00%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 1 for additional information.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

(Historical Performance continued on next page)

AB SHORT DURATION PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			-0.03%
1 Year	0.43%	-3.83%
5 Years	0.63%	-0.23%
10 Years	1.47%	1.04%

Class B Shares			-0.71%
1 Year	0.26%	-2.74%
5 Years	0.23%	0.23%
10 Years(a)	1.05%	1.05%

Class C Shares			-0.67%
1 Year	0.27%	-0.73%
5 Years	0.26%	0.26%
10 Years	0.94%	0.94%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		-3.83%
5 Years		-0.23%
10 Years		1.04%

Class B Shares
1 Year		-2.74%
5 Years		0.23%
10 Years		1.05%

Class C Shares
1 Year		-0.73%
5 Years		0.26%
10 Years		0.94%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.90%, 1.68% and 1.66% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2015.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

8	• AB SHORT DURATION PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,003.10	$4.94	0.99%
Hypothetical**	$1,000	$1,020.00	$4.99	0.99%
Class B
Actual	$1,000	$1,002.30	$5.74	1.15%
Hypothetical**	$1,000	$1,019.20	$5.79	1.15%
Class C
Actual	$1,000	$1,002.30	$5.69	1.14%
Hypothetical**	$1,000	$1,019.25	$5.74	1.14%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB SHORT DURATION PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

March 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $330.8

*	All data are as of March 31, 2015. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

10	• AB SHORT DURATION PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2015 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENT – TREASURIES – 26.5%
New Zealand – 1.1%
New Zealand Government Bond Series 1217 6.00%, 12/15/17(a)	NZD	4,545	$3,649,961

United States – 25.4%
U.S. Treasury Notes 0.375%, 4/30/16-10/31/16	U.S.$	38,609	38,611,991
0.50%, 11/30/16		8,372	8,375,926
1.25%, 4/30/19		3,500	3,504,375
1.375%, 6/30/18		32,985	33,392,167

			83,884,459

Total Governments – Treasuries (cost $87,525,320)			87,534,420

CORPORATES – INVESTMENT GRADE – 21.3%
Financial Institutions – 14.9%
Banking – 13.8%
Abbey National Treasury Services PLC/London 4.00%, 4/27/16		1,615	1,665,210
ABN AMRO Bank NV 2.50%, 10/30/18(a)		1,498	1,529,886
American Express Credit Corp. 1.30%, 7/29/16		1,745	1,755,025
Australia & New Zealand Banking Group Ltd./New York NY 0.90%, 2/12/16		1,970	1,975,634
Bank of America Corp. 1.25%, 1/11/16		2,030	2,033,837
Bank of America NA 1.65%, 3/26/18		860	862,144
Bank of New York Mellon Corp. (The) 0.70%, 3/04/16		1,945	1,947,982
Barclays PLC 2.00%, 3/16/18		880	884,220
BNP Paribas SA 2.375%, 9/14/17		1,496	1,524,912
Citigroup, Inc. 0.775%, 5/01/17(b)		898	895,582
0.963%, 11/24/17(b)		992	993,487
1.25%, 1/15/16		2,025	2,030,611
Credit Agricole SA/London 3.00%, 10/01/17(a)		1,400	1,447,922
Credit Suisse/New York NY Series G 1.375%, 5/26/17		1,196	1,198,155

AB SHORT DURATION PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Danske Bank A/S 3.875%, 4/14/16(a)	U.S.$	618	$636,157
Fifth Third Bancorp 3.625%, 1/25/16		1,515	1,547,583
Goldman Sachs Group, Inc. (The) 1.417%, 4/23/20(b)		876	887,135
3.625%, 2/07/16		1,875	1,915,119
HSBC USA, Inc. 1.70%, 3/05/18		884	885,655
ING Bank NV 1.375%, 3/07/16(a)		1,910	1,919,493
JPMorgan Chase & Co. 0.772%, 3/01/18(b)		896	896,247
Series G 1.10%, 10/15/15		2,190	2,195,530
Lloyds Bank PLC 1.75%, 3/16/18		1,539	1,547,212
Mizuho Bank Ltd. 0.717%, 9/25/17(a)(b)		1,935	1,931,031
Morgan Stanley 1.75%, 2/25/16		1,164	1,171,589
1.875%, 1/05/18		859	864,877
5.625%, 9/23/19		888	1,010,786
PNC Funding Corp. 2.70%, 9/19/16		1,890	1,934,922
Royal Bank of Canada 0.85%, 3/08/16		1,925	1,930,178
UBS AG/Stamford CT 1.80%, 3/26/18		1,372	1,375,807
US Bank NA/Cincinnati OH 0.736%, 10/28/19(b)		714	715,902
Wells Fargo & Co. 2.125%, 4/22/19		1,427	1,444,351

			45,554,181

Insurance – 1.1%
New York Life Global Funding 0.80%, 2/12/16(a)		1,970	1,975,991
Prudential Financial, Inc. 4.75%, 9/17/15		1,580	1,608,195

			3,584,186

			49,138,367

Industrial – 6.4%
Basic – 0.5%
Monsanto Co. 0.456%, 11/07/16(b)		1,590	1,588,448

12	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.6%
NBCUniversal Enterprise, Inc. 0.79%, 4/15/16(a)(b)	U.S.$	2,120	$2,126,258

Communications - Telecommunications – 1.2%
America Movil SAB de CV 5.00%, 3/30/20		372	421,558
AT&T, Inc. 0.90%, 2/12/16		1,405	1,407,228
1.40%, 12/01/17		2,035	2,024,243

			3,853,029

Consumer Cyclical - Automotive – 1.7%
Daimler Finance North America LLC 1.25%, 1/11/16(a)		2,890	2,900,693
Ford Motor Credit Co. LLC 1.461%, 3/27/17		1,027	1,027,249
Volkswagen International Finance NV 1.125%, 11/18/16(a)		1,595	1,600,511

			5,528,453

Consumer Non-Cyclical – 2.0%
AbbVie, Inc. 1.75%, 11/06/17		2,000	2,007,094
Gilead Sciences, Inc. 3.05%, 12/01/16		1,880	1,945,992
McKesson Corp. 0.95%, 12/04/15		828	829,868
PepsiCo, Inc. 0.70%, 2/26/16		1,910	1,913,543

			6,696,497

Technology – 0.4%
Cisco Systems, Inc. 0.542%, 3/03/17(b)		1,515	1,519,789

			21,312,474

Total Corporates – Investment Grade (cost $70,304,956)			70,450,841

ASSET-BACKED SECURITIES – 20.1%
Autos - Fixed Rate – 8.0%
Ally Master Owner Trust Series 2014-1, Class A2 1.29%, 1/15/19		1,499	1,505,884
AmeriCredit Automobile Receivables Trust Series 2011-1, Class D 4.26%, 2/08/17		1,700	1,712,813

AB SHORT DURATION PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)	U.S.$	287	$287,459
Series 2014-A, Class A2 0.81%, 11/15/22(a)		431	430,251
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,095	1,104,688
Series 2013-2A, Class A 2.97%, 2/20/20(a)		1,839	1,901,033
Bank of America Auto Trust Series 2012-1, Class C 2.09%, 7/17/17		1,825	1,845,325
Drive Auto Receivables Trust Series 2015-AA, Class A2 1.01%, 11/15/17(a)		705	704,998
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		394	393,586
Series 2014-2, Class A2 1.05%, 3/20/20(a)		1,321	1,321,635
Series 2015-1, Class A2 1.30%, 9/20/20(a)		1,239	1,240,628
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		838	839,682
Ford Auto Securitization Trust Series 2014-R2A, Class A1 1.353%, 3/15/16(a)	CAD	194	153,419
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)	U.S.$	1,274	1,293,029
Ford Credit Floorplan Master Owner Trust Series 2014-1, Class A1 1.20%, 2/15/19		1,053	1,055,632
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17		1,200	1,199,950
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		1,720	1,721,619
Series 2015-1, Class A3 1.41%, 6/15/20		492	492,358
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		940	935,114
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)		850	850,026

14	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hyundai Auto Receivables Trust Series 2015-A, Class A2 0.68%, 10/16/17	U.S.$	961	$961,088
Mercedes-Benz Auto Lease Trust Series 2014-A, Class A2A 0.48%, 6/15/16		799	798,936
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17		956	957,601
Series 2013-5, Class A2A 0.64%, 4/17/17		21	20,768
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		1,338	1,337,172
World Omni Auto Receivables Trust Series 2013-B, Class A3 0.83%, 8/15/18		1,352	1,352,907

			26,417,601

Credit Cards - Floating Rate – 4.3%
Barclays Dryrock Issuance Trust Series 2014-2, Class A 0.515%, 3/16/20(b)		1,005	1,003,847
Cabela’s Credit Card Master Note Trust Series 2010-2A, Class A2 0.875%, 9/17/18(a)(b)		3,155	3,161,616
Series 2014-1, Class A 0.525%, 3/16/20(b)		1,200	1,200,066
Chase Issuance Trust Series 2012-A6, Class A 0.305%, 8/15/17(b)		2,570	2,569,802
Series 2013-A6, Class A6 0.595%, 7/15/20(b)		2,388	2,393,981
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.605%, 7/15/21(b)		895	896,221
Series 2015-A1, Class A1 0.525%, 8/17/20(b)		1,003	1,003,582
First National Master Note Trust Series 2013-2, Class A 0.705%, 10/15/19(b)		912	914,330
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.555%, 12/15/19(b)		965	966,778

			14,110,223

Autos - Floating Rate – 2.8%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.575%, 9/15/17(a)(b)		1,544	1,545,215

AB SHORT DURATION PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.556%, 7/20/19(b)	U.S.$	1,231	$1,229,856
Series 2015-1, Class A 0.676%, 1/20/20(b)		1,177	1,177,002
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.725%, 12/10/27(a)(b)		1,059	1,059,587
Series 2014-1, Class A 0.575%, 4/10/28(a)(b)		1,520	1,520,000
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 0.921%, 10/25/19(a)(b)		776	776,002
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 1.676%, 10/20/20(a)(b)		957	957,040
Nissan Master Owner Trust Receivables Series 2012-A, Class A 0.645%, 5/15/17(b)		1,212	1,212,333

			9,477,035

Credit Cards - Fixed Rate – 2.6%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		773	775,658
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,260	1,287,291
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		2,655	2,730,091
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		951	951,498
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,193	1,203,863
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		965	973,616
Series 2013-A, Class A 1.61%, 12/15/21		610	611,152

			8,533,169

Other ABS - Fixed Rate – 2.4%
CIT Equipment Collateral Series 2013-VT1, Class A3 1.13%, 7/20/20(a)		1,103	1,104,952
Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		1,014	1,013,590

16	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CNH Equipment Trust Series 2013-A, Class A3 0.69%, 6/15/18	U.S.$	1,489	$1,489,890
Series 2013-D, Class A4 1.37%, 10/15/20		2,365	2,371,922
Series 2015-A, Class A4 1.85%, 4/15/21		655	657,202
Dell Equipment Finance Trust Series 2014-1, Class A3 0.94%, 6/22/20(a)		806	805,784
Macquarie Equipment Funding Trust Series 2014-A, Class A2 0.80%, 11/21/16(a)		597	597,784

			8,041,124

Home Equity Loans - Fixed Rate – 0.0%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(c)(d)		13	– 0	–

Total Asset-Backed Securities (cost $66,562,331)			66,579,152

COMMERCIAL MORTGAGE-BACKED SECURITIES – 16.7%
Non-Agency Fixed Rate CMBS – 15.0%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		1,788	1,940,233
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.768%, 3/15/49		348	359,469
Series 2013-GC11, Class XA 1.887%, 4/10/46(e)		14,790	1,238,066
Commercial Mortgage Pass Through Certificates Series 2010-C1, Class A1 3.156%, 7/10/46(a)		2,521	2,539,867
Series 2012-CR3, Class A1 0.666%, 10/15/45		1,436	1,431,562
Series 2012-CR4, Class A1 0.704%, 10/15/45		1,165	1,162,674
Series 2012-CR5, Class A1 0.673%, 12/10/45		1,069	1,066,752
Series 2013-CR6, Class A1 0.719%, 3/10/46		1,699	1,685,430
Series 2013-LC6, Class A1 0.724%, 1/10/46		861	857,208
Series 2014-CR16, Class A2 3.042%, 4/10/47		1,281	1,340,219

AB SHORT DURATION PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-CR19, Class A2 2.965%, 8/10/47	U.S.$	1,318	$1,376,702
Series 2015-DC1, Class A2 2.87%, 2/10/48		547	566,151
GS Mortgage Securities Corp. II Series 2012-GCJ9, Class A1 0.662%, 11/10/45		1,511	1,506,416
Series 2013-GC10, Class A1 0.696%, 2/10/46		979	977,615
GS Mortgage Securities Trust Series 2012-GCJ7, Class XA 2.551%, 5/10/45(e)		11,424	1,231,264
Series 2013-G1, Class A1 2.059%, 4/10/31(a)		1,129	1,116,199
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9, Class A1 0.67%, 12/15/47		229	228,571
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX, Class A1A 5.439%, 1/15/49		2,484	2,659,789
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		793	798,839
Series 2012-CBX, Class XA 1.755%, 6/15/45(e)		6,167	465,867
Series 2013-C10, Class A1 0.73%, 12/15/47		990	984,495
Series 2013-C16, Class A2 3.07%, 12/15/46		2,201	2,305,599
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45		2,245	2,344,364
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		636	649,331
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		780	818,552
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A1 0.738%, 2/15/46		1,708	1,709,999
Series 2013-C8, Class A1 0.777%, 12/15/48		1,703	1,694,850
Series 2014-C17, Class A2 3.119%, 8/15/47		1,092	1,147,018

18	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45	U.S.$	1,190	$1,184,539
Series 2013-C5, Class A1 0.779%, 3/10/46		1,745	1,734,608
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class A5 5.416%, 1/15/45		1,638	1,681,841
Series 2006-C26, Class A1A 6.009%, 6/15/45		403	422,449
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		1,619	1,616,174
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class A1 0.734%, 12/15/45		2,015	2,012,366
Series 2012-C9, Class A1 0.673%, 11/15/45		1,720	1,715,694
Series 2013-C11, Class A1 0.799%, 3/15/45		928	924,833
Series 2013-C12, Class A1 0.735%, 3/15/48		1,239	1,235,905
Series 2014-C24, Class A2 2.863%, 11/15/47		900	935,879

			49,667,389

Agency CMBS – 1.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23		2,189	2,291,599
Government National Mortgage Association Series 2006-51, Class IO 0.395%, 8/16/46(e)		2,719	73,553
NCUA Guaranteed Notes Trust Series 2010-C1, Class A1 1.60%, 10/29/20		835	835,705

			3,200,857

Non-Agency Floating Rate CMBS – 0.7%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.495%, 11/15/19(a)(b)		597	598,502
PFP III Ltd. Series 2014-1, Class A 1.345%, 6/14/31(a)(b)		666	666,559
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.227%, 4/15/32(a)(b)		431	427,735

AB SHORT DURATION PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Starwood Retail Property Trust Series 2014-STAR, Class A 1.392%, 11/15/27(a)(b)	U.S.$	622	$622,739

			2,315,535

Total Commercial Mortgage-Backed Securities (cost $55,508,196)			55,183,781

COLLATERALIZED MORTGAGE OBLIGATIONS – 9.4%
Agency Floating Rate – 3.5%
Federal Home Loan Mortgage Corp. Series 4248, Class QF 0.675%, 6/15/39(b)		1,559	1,572,943
Series 4286, Class VF 0.625%, 12/15/43(b)		1,804	1,810,193
Federal National Mortgage Association Series 2013-57, Class FN 0.524%, 6/25/43(b)		1,717	1,719,050
Series 2014-49, Class AF 0.491%, 8/25/44(b)		2,758	2,772,563
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 0.735%, 12/08/20(b)		3,553	3,585,799

			11,460,548

Agency Fixed Rate – 3.3%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		3,295	3,424,228
Series 4029, Class NE 2.50%, 3/15/41		2,972	3,023,741
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		1,261	1,303,470
Series 2011-39, Class DA 3.50%, 7/25/24		930	949,502
Series 2014-54, Class LA 3.00%, 2/25/44		2,162	2,241,274

			10,942,215

GSE Risk Share Floating Rate – 2.1%
Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Debt Notes Series 2014-HQ3, Class M1 1.824%, 10/25/24(b)		1,029	1,033,914
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C02, Class 1M1 1.124%, 5/25/24(b)		1,453	1,449,096

20	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-C04, Class 2M1 2.274%, 11/25/24(b)	U.S.$	1,112	$1,124,540
Series 2015-C01, Class 1M1 1.674%, 2/25/25(b)		617	621,194
Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M1 1.024%, 4/25/24(b)		926	924,041
Series 2014-HQ1, Class M1 1.824%, 8/25/24(b)		1,341	1,350,280
Series 2014-HQ2, Class M1 1.624%, 9/25/24(b)		427	429,066

			6,932,131

Non-Agency Floating Rate – 0.5%
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 0.745%, 1/15/22(b)		1,003	1,003,956
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.72%, 2/25/42(a)(b)		895	751,912

			1,755,868

Total Collateralized Mortgage Obligations (cost $30,999,797)			31,090,762

MORTGAGE PASS-THROUGHS – 2.4%
Agency ARMs – 0.0%
Federal National Mortgage Association Series 2007 1.794%, 1/01/37(b)		8	8,429

Agency Fixed Rate 15-Year – 0.8%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		841	915,148
6.50%, 3/01/26		1,379	1,518,519
Federal National Mortgage Association 6.00%, 12/01/21		21	23,171
Series 2001 6.00%, 11/01/16-12/01/16		66	68,159
Series 2002 6.00%, 2/01/17		71	73,538
8.00%, 8/01/16		9	9,703

			2,608,238

Agency Fixed Rate 30-Year – 1.6%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40		3,143	3,566,784
Government National Mortgage Association 5.00%, 10/15/39		1,483	1,679,303

AB SHORT DURATION PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2002 7.50%, 3/15/32	U.S.$	139	$168,461

			5,414,548

Total Mortgage Pass-Throughs (cost $7,831,595)			8,031,215

INFLATION-LINKED SECURITIES – 2.1%
United States – 2.1%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $7,060,629)		6,925	7,053,145

COVERED BONDS – 0.6%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $1,862,169)		1,865	1,865,116

Total Investments – 99.1% (cost $327,654,993)			327,788,432
Other assets less liabilities – 0.9%			3,023,363

Net Assets – 100.0%			$330,811,795

22	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	456	June 2015	$99,681,061	$99,935,250	$254,189

Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	146	June 2015	17,389,974	17,550,797	(160,823)
U.S. T-Note 10 Yr (CBT) Futures	75	June 2015	9,550,667	9,667,969	(117,302)

					$(23,936)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank	CAD 239	USD 190	4/10/15	$1,032
Royal Bank of Scotland PLC	NZD 4,940	USD 3,619	4/10/15	(71,722)

				$(70,690)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the aggregate market value of these securities amounted to $52,912,138 or 16.0% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2015.

(c)	Fair valued by the Adviser.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of March 31, 2015, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	3/25/37	$13,205	$	– 0	–	0.00%

(e)	IO – Interest Only

Currency Abbreviations: CAD – Canadian Dollar NZD – New Zealand Dollar USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CMBS – Commercial Mortgage-Backed Securities

GSE – Government-Sponsored Enterprise

NCUA – National Credit Union Administration

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

AB SHORT DURATION PORTFOLIO •	23

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2015 (unaudited)

Assets
Investments in securities, at value	$327,788,432
Cash	1,248,712
Foreign currencies, at value(a)	65,630
Cash collateral due from broker	110,752
Receivables:
Capital shares sold	1,387,483
Dividends and interest	1,017,476
Margin due from broker on exchange-traded derivatives	3,500
Investment securities sold	12
Unrealized appreciation of forward currency exchange contracts	1,032

Total assets	331,623,029

Liabilities
Payables:
Capital shares redeemed	258,612
Investment securities purchased	229,225
Management fee	120,724
Dividends to shareholders	29,633
Shareholder servicing fee	23,821
Distribution fee	20,431
Transfer Agent fee	7,312
Custody fee payable	7,022
Accrued expenses	42,732
Unrealized depreciation of forward currency exchange contracts	71,722

Total liabilities	811,234

Net Assets	$330,811,795

Cost of investments	$327,654,993

Net Assets Consist of:
Capital stock, at par	$28,110
Additional paid-in capital	353,957,620
Distributions in excess of net investment income	(180,228)
Accumulated net realized loss on investment transactions	(23,032,417)
Net unrealized appreciation/depreciation of:
Investments and futures transactions	109,503
Foreign currency denominated assets and liabilities	(70,793)

$330,811,795

(a)	Cost: $65,047. (Note 1)

See notes to financial statements.

24	• AB SHORT DURATION PORTFOLIO

Statement of Assets & Liabilities

Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets	$273,426,273
Shares of capital stock outstanding	23,234,458

Net asset value and offering price per share	$11.77

Class A Shares
Net Assets	$43,270,031
Shares of capital stock outstanding	3,674,851

Net asset value and redemption price per share	$11.77
Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.29

Class B Shares
Net Assets	$447,054
Shares of capital stock outstanding	38,035

Net asset value and offering price per share	$11.75

Class C Shares
Net Assets	$13,668,437
Shares of capital stock outstanding	1,163,119

Net asset value and offering price per share	$11.75

See notes to financial statements.

AB SHORT DURATION PORTFOLIO •	25

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2015 (unaudited)

Investment Income
Income:
Interest		$1,898,927
Expenses:
Management fee (see Note 2A)	$849,130
Shareholder servicing fee (see Note 2B)	158,286
Custodian fee	63,349
Transfer Agent fee—Non-Retail Class	11,136
Transfer Agent fee—Class A	26,908
Transfer Agent fee—Class B	635
Transfer Agent fee—Class C	8,905
Distribution fees—Class A	64,524
Distribution fees—Class B	4,671
Distribution fees—Class C	72,565
Registration fees	35,732
Printing fees	21,599
Auditing and tax fees	11,450
Directors’ fees and expenses	9,996
Legal fees	3,434
Miscellaneous	11,045

Total expenses	1,353,365
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	(43,840)

Net expenses		1,309,525

Net investment income		589,402

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(32,294)
Futures		(25,744)
Foreign currency transactions		391,399

Net realized gain on investment and foreign currency transactions		333,361

Net change in unrealized appreciation/depreciation of:
Investments		1,148,768
Futures		(106,318)
Foreign currency denominated assets and liabilities		(253,599)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities		788,851

Net realized and unrealized gain on investment and foreign currency transactions		1,122,212

Net Increase in Net Assets Resulting from Operations		$1,711,614

See notes to financial statements.

26	• AB SHORT DURATION PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$589,402	$2,042,161
Net realized gain (loss) on investment and foreign currency transactions	333,361	(894,260)
Net change in unrealized appreciation/depreciation of investments	788,851	2,002,833

Net increase in net assets resulting from operations	1,711,614	3,150,734
Dividends to Shareholders:
Dividends from net investment income
Short Duration Plus Class	(1,009,358)	(2,596,632)
Class A	(63,973)	(241,866)
Class B	(559)	(3,468)
Class C	(8,850)	(45,363)

Total dividends to shareholders	(1,082,740)	(2,887,329)

Capital-Share Transactions:
Net proceeds from sales of shares	94,245,078	130,405,575
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	839,913	2,208,764

Total proceeds from shares sold	95,084,991	132,614,339
Cost of shares redeemed	(148,720,971)	(209,161,655)

Net decrease in net assets from capital-share transactions	(53,635,980)	(76,547,316)

Net decrease in net assets	(53,007,106)	(76,283,911)
Net Assets:
Beginning of period	383,818,901	460,102,812

End of period(a)	$330,811,795	$383,818,901

(a) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(180,228)	$313,110

See notes to financial statements.

AB SHORT DURATION PORTFOLIO •	27

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2015 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AB Short Duration Class A, B and C shares are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). Prior to January 20, 2015, the share classes were known as AllianceBernstein Short Duration Class A, B and C shares. The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 18 series each with its own investment objective. The Short Duration Plus Portfolio commenced offering AB Short Duration Class A, Class B and Class C Shares on May 21, 2003 (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares (the “Plus Class”). Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Plus Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by

28	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value,

AB SHORT DURATION PORTFOLIO •	29

Notes to Financial Statements

and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are

30	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2015:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$87,534,420		$	– 0	–	$87,534,420
Corporates – Investment Grade		– 0	–	70,450,841			– 0	–	70,450,841
Asset-Backed Securities		– 0	–	58,538,028			8,041,124	^	66,579,152
Commercial Mortgage-Backed Securities		– 0	–	55,183,781			– 0	–	55,183,781
Collateralized Mortgage Obligations		– 0	–	23,406,719			7,684,043		31,090,762
Mortgage Pass-Throughs		– 0	–	8,031,215			– 0	–	8,031,215
Inflation-Linked Securities		– 0	–	7,053,145			– 0	–	7,053,145
Covered Bonds		– 0	–	1,865,116			– 0	–	1,865,116

Total Investments in Securities		– 0	–	312,063,265			15,725,167		327,788,432
Other Financial Instruments*:
Assets:
Futures		254,189		– 0	–		– 0	–	254,189	#
Forward Currency Exchange Contracts		– 0	–	1,032			– 0	–	1,032
Liabilities:
Futures		(278,125)		– 0	–		– 0	–	(278,125	)#
Forward Currency Exchange Contracts		– 0	–	(71,722)			– 0	–	(71,722)

Total^^		$(23,936)		$311,992,575			$15,725,167		$327,693,806

AB SHORT DURATION PORTFOLIO •	31

Notes to Financial Statements

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^^	There were no transfers between Level 1 and Level 2 during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at March 31, 2015. Securities priced by third party vendors or using prior transaction, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 3/31/15			Valuation Technique	Unobservable Input	Range/ Weighted Average
Asset-Backed Securities	$	– 0	–	Qualitative Assessment		$0.00/N/A

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

32	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes

AB SHORT DURATION PORTFOLIO •	33

Notes to Financial Statements

are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. As of September 30, 2014, the Portfolio did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

34	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I. Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolio pays the Adviser an investment management fee at an annual rate of .45% of the first $750 million and .40% of the Portfolio’s average daily net assets over $750 million. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $12,856 for the six months ended March 31, 2015.

AB SHORT DURATION PORTFOLIO •	35

Notes to Financial Statements

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Plus Class shares of the Portfolio. Under the agreement, the fee paid by the Plus Class shares to the Adviser for services under this agreement is at an annual rate of .10 of 1% of the average daily net assets of the Portfolio attributable to the Plus Class shares during the month.

C. Distribution Arrangements—Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class Shares of the Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .25 of 1% of the Class A Shares and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. Effective April 1, 2015, the Distributor voluntarily reduced distribution service fees for the Short Duration Plus Portfolio Class A Shares to 0.20 of 1% of the Class A Shares’ average daily net assets. Prior to January 30, 2015, the Retail Classes paid distribution service fees to the Retail Distributor at an annual rate of up to .30 of 1% of the Class A Shares’ average daily net assets. The fees are accrued daily and paid monthly. Effective April 1, 2012, the Distributor voluntarily agreed to waive .55 of 1% to limit fees to .45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. To prevent the Portfolio’s expenses from exceeding its total income on a daily basis, the Retail Distributor voluntarily reimbursed an additional amount of $95. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the

36	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $15,167 and $983,640 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

E. Other Transactions with Affiliates

Class A Shares of the Portfolio are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Portfolio that it has retained front-end sales charges of $245 from sales of Class A shares and received $40,162, $2,204, and $60 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares, respectively, for the six months ended March 31, 2015.

Brokerage commissions paid on investment transactions for the six months ended March 31, 2015 amounted to $0, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

AB SHORT DURATION PORTFOLIO •	37

Notes to Financial Statements

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2015, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$57,032,375	$21,392,919
U.S. government securities	95,005,974	155,720,317

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$1,492,156
Gross unrealized depreciation	(1,358,717)

Net unrealized appreciation	$133,439

B. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the

38	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2015, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolio from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by

AB SHORT DURATION PORTFOLIO •	39

Notes to Financial Statements

taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the six months ended March 31, 2015, the Portfolio held foreign-currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty on the following pages.

40	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

At March 31, 2015, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Margin due from/owed to broker on exchange traded derivatives	$254,189	*	Margin due from/owed to broker on exchange traded derivatives	$278,125	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,032		Unrealized depreciation on forward currency exchange contracts	71,722

Total		$255,221			$349,847

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(25,744)	$(106,318)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	15,272	(258,931)

Total		$(10,472)	$(365,249)

The following table represents the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2015:

Futures:
Average original value of buy contracts	$107,327,819
Average original value of sale contracts	$29,909,956
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$300,655	(a)
Average principal amount of sale contracts	$4,472,907

(a)	Positions were open for four months during the period.

AB SHORT DURATION PORTFOLIO •	41

Notes to Financial Statements

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of March 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$3,500	$	– 0	–	$	– 0	–	$	– 0	–	$3,500

Total	$3,500	$	– 0	–	$	– 0	–	$	– 0	–	$3,500

OTC Derivatives:
JPMorgan Chase Bank	$1,032	$	– 0	–	$	– 0	–	$	– 0	–	$1,032

Total	$1,032	$	– 0	–	$	– 0	–	$	– 0	–	$1,032	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Royal Bank of Scotland PLC	$71,723	$	– 0	–	$	– 0	–	$	– 0	–	$71,723

Total	$71,723	$	– 0	–	$	– 0	–	$	– 0	–	$71,723	^

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be

42	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2015, the Portfolio had no transactions in dollar rolls.

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2014 and September 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$2,887,329	$4,709,889

Total distributions paid	$2,887,329	$4,709,889

AB SHORT DURATION PORTFOLIO •	43

Notes to Financial Statements

As of September 30, 2014, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Undistributed ordinary income	$537,655
Accumulated capital and other losses(a)	(23,238,751)
Unrealized appreciation/(depreciation)(b)	(1,065,411)

Total accumulated earnings/(deficit)(c)	$(23,766,507)

(a)	As of September 30, 2014, the Portfolio had a net capital loss carryforward of $23,213,373. During the fiscal year, the Portfolio had $6,491,604 of capital loss carryforwards expire during the fiscal year. As of September 30, 2014, the Portfolio deferred $25,378 in straddles losses.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2014, the Portfolio had a net capital loss carryforward of $23,213,373 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 4,022,522	n/a	2015
920,045	n/a	2016
5,807,512	n/a	2017
1,960,592	n/a	2018
2,061,764	n/a	2019
4,206,957	$ 4,233,981	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolio

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Increases in interest rates may cause the value of a Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk

44	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate-duration bonds are more sensitive to interest rate changes than those of shorter duration, intermediate-duration Portfolios have greater interest rate risk than the short-duration Portfolios.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Riskier than a Money-Market Fund—The Portfolio invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less securities at an advantageous price. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will

AB SHORT DURATION PORTFOLIO •	45

Notes to Financial Statements

decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Foreign (Non-U.S.) Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors—In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market.

46	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Leverage Risk—To the extent the Portfolio uses leveraging techniques, its net asset value may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1 billion shares to the Portfolio, 200 million each to the five classes (including

AB SHORT DURATION PORTFOLIO •	47

Notes to Financial Statements

Class R shares which are not currently being offered). Share transactions for the Portfolio for the six months ended March 31, 2015 and the year ended September 30, 2014, were as follows:

	Shares		Amount
	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014

Short Duration Plus Class Shares
Shares sold	6,914,371	7,068,886	$81,271,136	$83,132,610

Shares issued to shareholders on reinvestment of dividends	66,385	167,994	779,488	1,975,937

Shares redeemed	(10,437,232)	(14,207,171)	(122,525,922)	(167,124,511)

Net decrease	(3,456,476)	(6,970,291)	(40,475,298)	(82,015,964)

Beginning of period	26,690,934	33,661,225	339,949,400	421,965,364

End of period	23,234,458	26,690,934	$299,474,102	$339,949,400

Class A Shares
Shares sold	948,466	3,624,640	$11,137,292	$42,645,704

Shares issued to shareholders on reinvestment of dividends	4,441	16,208	52,155	190,764

Shares converted from Class B	31,297	35,624	367,741	419,403

Shares redeemed	(1,882,659)	(2,918,009)	(22,119,747)	(34,332,723)

Net increase (decrease)	(898,455)	758,463	(10,562,559)	8,923,148

Beginning of period	4,573,306	3,814,843	57,656,130	48,732,982

End of period	3,674,851	4,573,306	$47,093,571	$57,656,130

Class B Shares
Shares sold	12,420	26,817	$145,888	$315,225

Shares issued to shareholders on reinvestment of dividends	46	266	543	3,129

Shares converted to Class A	(31,363)	(35,689)	(367,741)	(419,403)

Shares redeemed	(43,270)	(36,487)	(507,375)	(428,524)

Net decrease	(62,167)	(45,093)	(728,685)	(529,573)

Beginning of period	100,202	145,295	2,993,711	3,523,284

End of period	38,035	100,202	$2,265,026	$2,993,711

48	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014

Class C Shares
Shares sold	112,713	331,446	$1,323,021	$3,892,633

Shares issued to shareholders on reinvestment of dividends	660	3,314	7,727	38,934

Shares redeemed	(272,720)	(583,652)	(3,200,186)	(6,856,494)

Net decrease	(159,347)	(248,892)	(1,869,438)	(2,924,927)

Beginning of period	1,322,466	1,571,358	17,108,709	20,033,636

End of period	1,163,119	1,322,466	$15,239,271	$17,108,709

NOTE 7.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

AB SHORT DURATION PORTFOLIO •	49

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended March 31, 2015 (unaudited)		Year Ended September 30,
			2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.75		$ 11.75	$ 11.91	$ 11.89	$ 11.92	$11.65

Income From Investment Operations
Net investment income+	.00	(a)(b)	.03	.01	.02	.08	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.04		.02	(.10)	.07	(.01)	.30

Total from investment operations	.04		.05	(.09)	.09	.07	.46

Less dividends:
Dividends from net investment income	(.02)		(.05)	(.07)	(.07)	(.10)	(.19)

Net asset value, end of period	$ 11.77		$ 11.75	$ 11.75	$ 11.91	$ 11.89	$ 11.92

Total Return(c)	.31%		.41%	(.76)%	.72%	.63%	3.95	%**
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$43,271		$53,727	$44,806	$52,991	$67,806	$65,233
Average net assets (000 omitted)	$45,497		$58,748	$47,682	$56,893	$64,792	$59,630
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.99	%*+	.95%	.94%	.94%	.92%	.94	%+
Expenses, before waivers/reimbursements	.99	%*+	.95%	.94%	.94%	.92%	.94	%+
Net investment income	.03	%(b)*+	.22%	.06%	.16%	.67%	1.35	%+
Portfolio turnover rate***	41%		67%	120%	134%	99%	107%

See footnote summary on page 53.

50	• AB SHORT DURATION PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended March 31, 2015 (unaudited)		Year Ended September 30,
			2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 11.73		$ 11.72		$ 11.89		$ 11.89		$ 11.92		$ 11.64

Income From Investment Operations
Net investment income (loss)†	(.01	)(b)	.01	(b)	(.02	)(b)	(.04	)(b)	.00	(a)(b)	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.04		.03		(.11)		.07		(.01)		.30

Total from investment operations	.03		.04		(.13)		.03		(.01)		.38

Less: Dividends
Dividends from net investment income	(.01)		(.03)		(.04)		(.03)		(.02)		(.10)

Net asset value, end of period	$ 11.75		$ 11.73		$ 11.72		$ 11.89		$ 11.89		$ 11.92

Total Return(c)	.23%		.33%		(1.09)%		.23%		(.05)%		3.27	%**
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$447		$1,175		$1,703		$2,592		$4,559		$6,538
Average net assets (000 omitted)	$937		$1,385		$2,071		$3,567		$5,443		$7,381
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15	%*+	1.13%		1.20%		1.45%		1.60%		1.69	%+
Expenses, before waivers/reimbursements	1.71	%*+	1.68%		1.75%		1.78%		1.66%		1.69	%+
Net investment income (loss)	(.14	)%(b)*+	.05	%(b)	(.20	)%(b)	(.34	)%(b)	(.01	)%(b)	.72	%+
Portfolio turnover rate***	41%		67%		120%		134%		99%		107%

See footnote summary on page 53.

AB SHORT DURATION PORTFOLIO •	51

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS C
	Six Months Ended March 31, 2015 (unaudited)		Year Ended September 30,
			2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 11.73		$ 11.72		$ 11.89		$ 11.89		$ 11.92		$ 11.64

Income From Investment Operations
Net investment income (loss)†	(.01	)(b)	.01	(b)	(.01	)(b)	(.03	)(b)	.00	(a)(b)	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.04		.03		(.11)		.06		.00	(a)	.30

Total from investment operations	.03		.04		(.12)		.03		.00	(a)	.38

Less: Dividends
Dividends from net investment income	(.01)		(.03)		(.05)		(.03)		(.03)		(.10)

Net asset value, end of period	$ 11.75		$ 11.73		$ 11.72		$ 11.89		$ 11.89		$ 11.92

Total Return(c)	.23%		.34%		(1.01)%		.25%		(.02)%		3.31	%**
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$13,668		$15,507		$18,421		$20,608		$24,840		$27,105
Average net assets (000 omitted)	$14,553		$17,270		$19,599		$22,617		$25,340		$26,317
Ratio to average net assets of:
Expenses	1.14	%*+	1.11%		1.11%		1.38%		1.57%		1.65	%+
Expenses, before waivers/reimbursements	1.71	%*+	1.66%		1.66%		1.72%		1.63%		1.65	%+
Net investment income (loss)	(.13	)%(b)*+	.06	%(b)	(.11	)%(b)	(.27	)%(b)	.02	%(b)	.66	%+
Portfolio turnover rate***	41%		67%		120%		134%		99%		107%

See footnote summary on page 53.

52	• AB SHORT DURATION PORTFOLIO

Financial Highlights

*	Annualized.

**	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2010 by 0.01%.

***	The Portfolio accounts for dollar roll transactions as purchases and sales.

†	Based on average shares outstanding.

+	The ratio includes expenses attributable to costs of proxy solicitation.

(a)	Amount is less than $.005.

(b)	Net of fees and expenses waived by Distributor.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

AB SHORT DURATION PORTFOLIO •	53

Financial Highlights

BOARD OF DIRECTORS

Bart Friedman(1)(2), Chairman

Seth Masters, President

Suzanne Brenner(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Thomas B. Stiles, II(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AB Short Duration Portfolio, Classes A, B and C shares only.

54	• AB SHORT DURATION PORTFOLIO

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 23, 2014. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 21, 2014, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2014 certain information relating to the profitability of the Adviser in 2013 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2014. In addition, the Independent Directors received materials prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 23, 2014, the Board of Directors held an in-person meeting to discuss its review of the Investment

AB SHORT DURATION PORTFOLIO •	55

Board’s Consideration of Investment Management Arrangement

Management Agreement and the materials the Directors had been provided. Also on September 23, 2014, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios, including the positive impact on performance of enhancements made to the investment strategies and research processes during the year. Following the September 23, 2014 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 15, 2014. The Independent Directors held a telephonic meeting on October 17, 2014 to discuss the contract renewal materials and supplemental materials. On October 22-23, 2014, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 23, 2014, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 23, 2014 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the

56	• AB SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangement

peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board considered the allocation of responsibilities as well as the factors that were taken into account in making and implementing investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

AB SHORT DURATION PORTFOLIO •	57

Board’s Consideration of Investment Management Arrangement

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2014 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2014. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2012 and 2013, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 24, 2014 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is

58	• AB SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangement

difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 25, 2012 Board meeting, the Directors received a presentation from an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein fund complex generally, and a presentation from the Adviser concerning certain of its views on economies of scale with respect to the Portfolios. At the October 23, 2014 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Independent Compliance Officer possible ways in which such economies of scale enjoyed by the Adviser may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser and the independent consultant, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, the Portfolios’ breakpoint arrangements as currently in effect as described below, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser, and brokerage commissions paid by certain Portfolios to brokers affiliated with the

AB SHORT DURATION PORTFOLIO •	59

Board’s Consideration of Investment Management Arrangement

Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2015, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

60	• AB SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangement

Advisory Fee Schedule
Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

AB SHORT DURATION PORTFOLIO •	61

Board’s Consideration of Investment Management Arrangement

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	The Senior Officer’s evaluation was completed on October 7, 2014 and discussed with the Board on October 17, 22 and 23, 2014.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

62	• AB SHORT DURATION PORTFOLIO

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F.2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.

3	Jones v. Harris at 1427.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

AB SHORT DURATION PORTFOLIO •	63

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2014 and September 30, 2013 are set forth below:

Portfolio	09/30/14 Net Assets ($MM)	09/30/13 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,754.9	$3,842.0	-$	87.1
International Portfolio	$1,535.8	$1,610.1	-$	74.3
Emerging Markets Portfolio	$1,299.2	$1,192.6		$106.6
U.S. Government Short Duration Portfolio	$45.0	$52.9	-$	7.9
Short Duration Plus Portfolio	$384.1	$460.7	-$	76.6
Intermediate Duration Portfolio	$3,852.8	$3,970.2	-$	117.4
Short Duration California Municipal Portfolio	$40.8	$69.7	-$	28.9
Short Duration Diversified Municipal Portfolio	$257.3	$274.5	-$	17.2
Short Duration New York Municipal Portfolio	$91.3	$108.5	-$	17.2
California Municipal Portfolio	$1,119.9	$1,052.7		$67.2
Diversified Municipal Portfolio	$6,298.7	$5,547.5		$751.2
New York Municipal Portfolio	$1,713.0	$1,644.5		$68.5

64	• AB SHORT DURATION PORTFOLIO

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2014 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.927%	0.820%[5]	-0.107%
International Portfolio	0.965%	0.849%[5]	-0.115%
Emerging Markets Portfolio	1.221%	1.096%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.463%	0.452%	-0.011%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.495%	0.495%	0.000%
Diversified Municipal Portfolio	0.458%	0.421%	-0.037%
New York Municipal Portfolio	0.479%	0.479%	-0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2014:

Portfolio	Semi-Annual Period Ending 03/31/14 Total Expense Ratio[6]
Tax-Managed International Portfolio	Private Client	1.11%
	Class A	1.15%
	Class B	1.85%
	Class C	1.85%

International Portfolio	Private Client	1.15%
	Class A	1.19%
	Class B	1.89%
	Class C	1.89%

Emerging Markets Portfolio	Private Client	1.44%

U.S. Government Short Duration Portfolio	Private Client	0.79%

Short Duration Plus Portfolio	Private Client	0.63%
	Class A	0.97%
	Class B	1.14%
	Class C	1.13%

Intermediate Duration Portfolio	Private Client	0.58%

Short Duration California Municipal Portfolio	Private Client	0.73%

5	The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2015.

6	Annualized.

AB SHORT DURATION PORTFOLIO •	65

Portfolio	Semi-Annual Period Ending 03/31/14 Total Expense Ratio[6]
Short Duration Diversified Municipal Portfolio	Private Client	0.63%

Short Duration New York Municipal Portfolio	Private Client	0.66%

California Municipal Portfolio	Private Client	0.64%
	Class A	0.87%
	Class B	1.64%
	Class C	1.57%

Diversified Municipal Portfolio	Private Client	0.56%
	Class A	0.80%
	Class B	1.52%
	Class C	1.50%

New York Municipal Portfolio	Private Client	0.61%
	Class A	0.86%
	Class B	1.56%
	Class C	1.56%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to

66	• AB SHORT DURATION PORTFOLIO

sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2014 net assets.8

Portfolio	Net Assets 09/30/14 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,754.9	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.820%

International Portfolio	$1,535.8	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.419%	0.849%

Emerging Markets Portfolio	$1,299.2	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.096%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB SHORT DURATION PORTFOLIO •	67

Portfolio	Net Assets 09/30/14 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
U.S. Government Short Duration Portfolio[9]	$45.0	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.244%	0.450%

Short Duration Plus Portfolio	$384.1	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.159%	0.450%

Intermediate Duration Portfolio	$3,852.8	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.452%

Short Duration California Municipal Portfolio	$40.8	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.249%	0.450%

Short Duration Diversified Municipal Portfolio	$257.3	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.177%	0.450%

Short Duration New York Municipal Portfolio	$91.3	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.222%	0.450%

9	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio’s investments primarily to U.S. Government and agency securities.

68	• AB SHORT DURATION PORTFOLIO

Portfolio	Net Assets 09/30/14 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
California Municipal Portfolio	$1,119.9	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.495%

Diversified Municipal Portfolio	$6,298.7	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.421%

New York Municipal Portfolio	$1,713.0	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.479%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10 The Senior Officer noted the high spreads for Tax-Managed International Portfolio and International Portfolio due to the relatively low advisory fees charged to the AllianceBernstein institutional account in comparison to the advisory fees charged to the institutional accounts of the Portfolios’ Lipper peers.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of

10	Group peers selected by Lipper from the 2014 Lipper 15(c) Report.

AB SHORT DURATION PORTFOLIO •	69

the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2014 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed	International	75 bp on 1st $2.5 billion	0.717%	0.820%
International		65 bp on next $2.5 billion
Portfolio		60 bp on the balance

International	International	75 bp on 1st $2.5 billion	0.750%	0.849%
Portfolio		65 bp on next $2.5 billion
		60 bp on the balance

Emerging Markets	Specialty	75 bp on 1st $2.5 billion	0.750%	1.096%
Portfolio		65 bp on next $2.5 billion
		60 bp on the balance

U.S. Government	Low Risk	45 bp on 1st $2.5 billion	0.450%	0.450%
Short Duration	Income	40 bp on next $2.5 billion
Portfolio		35 bp on the balance

Short Duration Plus	Low Risk	45 bp on 1st $2.5 billion	0.450%	0.450%
Portfolio	Income	40 bp on next $2.5 billion
		35 bp on the balance

Intermediate	High Income	50 bp on 1st $2.5 billion	0.482%	0.452%
Duration Portfolio		45 bp on next $2.5 billion
		40 bp on the balance

Short Duration	Low Risk	45 bp on 1st $2.5 billion	0.450%	0.450%
California	Income	40 bp on next $2.5 billion
Municipal Portfolio		35 bp on the balance

Short Duration	Low Risk	45 bp on 1st $2.5 billion	0.450%	0.450%
Diversified	Income	40 bp on next $2.5 billion
Municipal Portfolio		35 bp on the balance

Short Duration	Low Risk	45 bp on 1st $2.5 billion	0.450%	0.450%
New York	Income	40 bp on next $2.5 billion
Municipal Portfolio		35 bp on the balance

California	Low Risk	45 bp on 1st $2.5 billion	0.450%	0.495%
Municipal Portfolio	Income	40 bp on next $2.5 billion
		35 bp on the balance

Diversified	Low Risk	45 bp on 1st $2.5 billion	0.410%	0.421%
Municipal Portfolio	Income	40 bp on next $2.5 billion
		35 bp on the balance

New York	Low Risk	45 bp on 1st $2.5 billion	0.450%	0.479%
Municipal Portfolio	Income	40 bp on next $2.5 billion
		35 bp on the balance

70	• AB SHORT DURATION PORTFOLIO

Set forth below is the advisory fee schedules of AllianceBernstein Cap Fund, Inc.—Emerging Markets Multi-Asset Portfolio (“Emerging Markets Multi-Asset Portfolio”), a retail mutual fund that has a somewhat similar investment style as Emerging Markets Multi Asset Portfolio, and does not follow the NYAG Specialty category. Also set forth below is what would have been the effective advisory fees of the Portfolio had the retail mutual fund’s fee schedule been applicable to the Portfolio based on the Portfolio’s September 30, 2014 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Emerging	Emerging Markets	100 bp on 1st $1 billion	0.988%	1.096%
Markets	Multi-Asset	95 bp on next $1 billion
Portfolio	Portfolio	90 bp on next $1 billion
85 bp on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[11]
Emerging Markets Portfolio	Emerging Markets Growth
	Class A	1.70%
	Class I (Institutional)	0.90%

	Emerging Markets Value
	Class A	1.75%
	Class I (Institutional)	0.95%

11	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

AB SHORT DURATION PORTFOLIO •	71

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[12],[13]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2014 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1[14]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.581%	0.849%

Emerging Markets Portfolio	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.477%	1.096%

U.S. Government Short Duration Portfolio	Client #3[14]	0.065% on the first $5 billion 0.05% on the next $5 billion 0.04% on the balance (assets aggregated with one other account)	0.065%	0.450%

12	The ITM fund is privately placed or institutional.

13	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

14	The sub-advised relationship is with an affiliate of the Adviser.

72	• AB SHORT DURATION PORTFOLIO

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Duration Portfolio	Client #4[14]	0.29% on the first $100 million 0.20% on the balance	0.202%	0.452%

Diversified Municipal Portfolio	Client #5	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.421%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,16 estimated at the approximate current asset level of the subject

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

AB SHORT DURATION PORTFOLIO •	73

Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment classification/objective and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[20]	0.869	0.857	8/14
Pro-forma	0.819	0.857	7/14

International Portfolio[20]	0.896	0.942	6/15
Pro-forma	0.846	0.942	6/15

Emerging Markets Portfolio	1.141	1.166	8/20
Pro-forma	1.091	1.166	7/20

17	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

19	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20	On July 9, 2013, Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”).

74	• AB SHORT DURATION PORTFOLIO

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
U.S. Government Short Duration Portfolio	0.450	0.450	7/15

Short Duration Plus Portfolio	0.450	0.400	12/17

Intermediate Duration Portfolio	0.452	0.456	7/14

Short Duration California Municipal Portfolio[21]	0.450	0.450	5/9

Short Duration Diversified Municipal Portfolio	0.450	0.466	6/13

Short Duration New York Municipal Portfolio[21]	0.450	0.450	5/9

California Municipal Portfolio[21]	0.494	0.472	11/17

Diversified Municipal Portfolio	0.423	0.415	10/15

New York Municipal Portfolio[21]	0.479	0.465	12/17

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio	1.108	1.163	7/14	1.183	92/231
Without 5 bp adv. fee waiver	1.158	1.188	7/14	1.186	108/231

International Portfolio	1.151	1.280	5/15	1.183	104/231
Without 5 bp adv. fee waiver	1.201	1.280	5/15	1.186	120/231

Emerging Markets Portfolio	1.443	1.664	4/20	1.438	176/347
Without 5 bp adv. fee waiver	1.493	1.664	7/20	1.438	197/347

U.S. Government Short Duration Portfolio	0.704	0.720	7/15	0.657	25/44

Short Duration Plus Portfolio	0.604	0.650	6/17	0.627	83/174

Intermediate Duration Portfolio	0.573	0.788	3/14	0.678	99/299

Short Duration California Municipal Portfolio[23]	0.679	0.679	5/9	0.655	10/17

Short Duration Diversified Municipal Portfolio	0.617	0.634	6/13	0.583	40/62

21	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

22	The total expense ratios are for the most recently completed fiscal year Private Client Class.

23	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

AB SHORT DURATION PORTFOLIO •	75

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Short Duration New York Municipal Portfolio[23]	0.655	0.655	5/9	0.655	9/17

California Municipal Portfolio[23]	0.634	0.661	7/18	0.635	114/233

Diversified Municipal Portfolio	0.559	0.697	2/15	0.614	44/116

New York Municipal Portfolio[23]	0.611	0.697	4/17	0.620	68/139

Based on this analysis, considering pro-forma information where possible, International Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis. Tax-Managed International Portfolio, Emerging Markets Portfolio, U.S. Government Short Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. Excluding administrative and servicing expenses, with the exception of U.S. Government Short Duration Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2013, relative to 2012. Including administrative and servicing expenses, with the exception of Tax-Managed International Portfolio, where the Adviser had equal profitability, and Emerging Markets Portfolio and Short Duration Plus Portfolio, where the Adviser’s profitability increased, the Adviser’s profitability decreased for the Portfolios during calendar year 2013, relative to 2012.

76	• AB SHORT DURATION PORTFOLIO

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2013:24

Portfolio	Shareholder Servicing Agreement Fee
Tax-Managed International Portfolio	$8,953,528
International Portfolio	$3,808,901
Emerging Markets Portfolio	$2,996,037
U.S. Government Short Duration Portfolio	$82,099
Short Duration Plus Portfolio	$467,653
Intermediate Duration Portfolio	$4,405,415
Short Duration California Municipal Portfolio	$83,224
Short Duration Diversified Municipal Portfolio	$323,922
Short Duration New York Municipal Portfolio	$113,185
California Municipal Portfolio	$951,766
Diversified Municipal Portfolio	$4,465,399
New York Municipal Portfolio	$1,414,589

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

24	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

AB SHORT DURATION PORTFOLIO •	77

Certain of the Portfolios have retail class shares. As of September 30, 2014, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/14 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.052%
International Portfolio	0.443%
Short Duration Plus Portfolio	18.326%
California Municipal Portfolio	12.525%
Diversified Municipal Portfolio	26.602%
New York Municipal Portfolio	16.257%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2013:

Portfolio	Amount Received
Tax-Managed International Portfolio		$142
International Portfolio		$126
Short Duration Plus Portfolio		$1,712
California Municipal Portfolio	$	– 0	–
Diversified Municipal Portfolio	$	– 0	–
New York Municipal Portfolio		$1,557

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2013:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$9,334	$300
International Portfolio	$47,156	$98
Short Duration Plus Portfolio	$359,739	$34,451
California Municipal Portfolio	$673,981	$13,930
Diversified Municipal Portfolio	$4,294,343	$235,341
New York Municipal Portfolio	$1,689,605	$51,906

78	• AB SHORT DURATION PORTFOLIO

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2013:25

Portfolio	ABIS Fee
Tax-Managed International Portfolio[26]	$6,848
International Portfolio[26]	$12,768
Short Duration Plus Portfolio	$26,017
California Municipal Portfolio	$16,537
Diversified Municipal Portfolio	$71,288
New York Municipal Portfolio	$33,071

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2013.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less

25	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2013, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

26	Effective February 25, 2014, ABIS waived the $18,000 minimum charge for the Portfolio.

AB SHORT DURATION PORTFOLIO •	79

significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,27 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.28 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.29 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.30

27	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

28	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

29	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30	There have been substantial changes to the investment management industry since 2008. Accordingly, some of the 2008 comparative results may no longer be reflective of current conditions in the industry.

80	• AB SHORT DURATION PORTFOLIO

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $486 billion as of August 31, 2013, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios31 relative to the medians of the

Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”) 32 for the periods ended July 31, 2014.33 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio[34]
1 year	13.19	12.99	12.98	7/14	135/289
3 year	5.72	8.12	7.88	12/14	212/250
5 year	7.21	10.72	10.77	13/14	211/226
10 year	4.56	9.78	8.46	10/10	100/100

International Portfolio[34]
1 year	13.20	12.79	12.98	7/15	134/289
3 year	5.61	8.44	7.88	12/14	213/250
5 year	7.18	10.80	10.77	14/14	212/226
10 year	4.66	8.98	8.46	10/10	98/100

Emerging Markets Portfolio
1 year	19.41	14.52	14.39	3/20	86/535
3 year	0.54	1.81	1.16	13/20	213/372
5 year	7.56	8.42	8.48	14/17	165/248
10 year	12.63	12.63	12.91	6/11	61/111

U.S. Government Short Duration Portfolio
1 year	1.16	1.16	1.17	8/15	30/58
3 year	0.75	1.22	1.18	11/13	36/53
5 year	1.48	1.86	1.86	10/13	34/47
10 year	2.74	3.23	3.14	11/12	33/40

31	The gross performance returns are for the Private Client class shares of the Portfolios.

32	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

33	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

34	As previously mentioned, Lipper changed the Portfolio’s investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Lipper compared the Portfolio to IMLC peers.

AB SHORT DURATION PORTFOLIO •	81

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Plus Portfolio
1 year	1.60	2.22	2.22	15/17	179/234
3 year	1.02	2.15	2.19	15/16	182/197
5 year	2.19	3.30	3.33	14/16	143/164
10 year	2.48	3.53	3.69	13/13	101/107

Intermediate Duration Portfolio
1 year	5.50	5.59	5.06	9/14	164/426
3 year	3.75	4.54	4.17	13/13	256/371
5 year	6.27	6.39	6.05	8/13	129/317
10 year	5.65	5.76	5.52	7/10	93/216

Short Duration California Municipal Portfolio
1 year	1.36	4.23	3.73	7/7	15/15
3 year	1.15	3.56	2.67	7/7	11/15
5 year	1.59	4.14	3.22	6/6	9/13
10 year	2.47	4.06	4.07	5/5	7/7

Short Duration Diversified Municipal Portfolio
1 year	1.34	2.03	1.79	12/13	58/78
3 year	1.36	1.85	1.85	11/13	54/72
5 year	1.74	1.95	1.95	6/9	36/53
10 year	2.59	2.72	2.89	6/9	27/40

Short Duration New York Municipal Portfolio
1 year	1.31	2.00	2.00	3/3	5/7
3 year	1.33	1.39	2.56	3/3	7/7
5 year	1.65	1.70	3.47	3/3	6/6
10 year	2.57	2.69	3.70	3/3	6/6

California Municipal Portfolio
1 year	3.96	7.02	6.67	4/4	29/30
3 year	3.22	5.24	4.90	4/4	26/27
5 year	4.21	5.65	5.30	4/4	23/24
10 year	4.08	4.85	4.62	4/4	19/22

Diversified Municipal Portfolio
1 year	4.01	6.30	6.25	15/15	146/151
3 year	3.18	4.74	4.64	15/15	118/131
5 year	3.92	5.14	5.16	14/14	92/96
10 year	4.07	4.73	4.66	12/12	65/68

New York Municipal Portfolio
1 year	3.45	4.89	5.46	2/2	22/23
3 year	2.94	3.97	4.16	2/2	20/21
5 year	3.78	4.58	4.75	2/2	18/19
10 year	4.03	4.38	4.40	2/2	16/17

82	• AB SHORT DURATION PORTFOLIO

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)35 versus their benchmarks.36

	Periods Ending July 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	11.95	4.55	6.01	3.38	6.06
MSCI EAFE Index[37]	15.07	7.96	9.40	7.07	6.49
Inception Date: June 22,1992

International Portfolio	11.90	4.40	5.94	3.43	3.41
MSCI EAFE Index	15.07	7.96	9.40	7.07	4.28
Inception Date: April 30, 1999

Emerging Markets Portfolio	17.70	-0.89	6.01	10.95	7.82
MSCI Emerging Markets Index	15.32	0.40	7.34	12.37	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	0.45	0.05	0.80	2.01	4.29
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.53	0.51	1.14	2.57	4.91
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.99	0.40	1.57	1.84	4.40
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.53	0.51	1.14	2.57	4.91
Inception Date: December 12, 1988

Intermediate Duration Portfolio	4.90	3.16	5.67	5.05	6.44
Barclays Capital U.S. Aggregate Bond Index	3.97	3.04	4.47	4.80	6.76
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	0.67	0.48	0.92	1.75	2.59
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

35	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

36	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2014.

37	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

AB SHORT DURATION PORTFOLIO •	83

	Periods Ending July 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration Diversified Municipal Portfolio	0.72	0.74	1.12	1.94	2.82
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	0.65	0.68	1.00	1.89	2.67
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

California Municipal Portfolio	3.31	2.57	3.55	3.43	4.60
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.24
Inception Date: August 6, 1990

Diversified Municipal Portfolio	3.43	2.61	3.35	3.48	4.83
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.34
Inception Date: January 9, 1989

New York Municipal Portfolio	2.82	2.32	3.15	3.39	4.82
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.34
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 13, 2014

84	• AB SHORT DURATION PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB SHORT DURATION PORTFOLIO •	85

AB Family of Funds

NOTES

86	• AB SHORT DURATION PORTFOLIO

NOTES

AB SHORT DURATION PORTFOLIO •	87

NOTES

88	• AB SHORT DURATION PORTFOLIO

NOTES

AB SHORT DURATION PORTFOLIO •	89

NOTES

90	• AB SHORT DURATION PORTFOLIO

NOTES

AB SHORT DURATION PORTFOLIO •	91

NOTES

92	• AB SHORT DURATION PORTFOLIO

AB SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SD-0152-0315

MAR    03.31.15

SEMI-ANNUAL REPORT

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

+	AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

May 18, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for the AB Intermediate Municipal Portfolios: California, Diversified and New York (each, a “Portfolio”) for the semi-annual reporting period ended March 31, 2015. Effective January 20, 2015, the Portfolios’ names were changed from AllianceBernstein Intermediate California Municipal Portfolio, AllianceBernstein Intermediate Diversified Municipal Portfolio and AllianceBernstein New York Municipal Portfolio to AB Intermediate California Municipal Portfolio, AB Intermediate Diversified Municipal Portfolio and AB Intermediate New York Municipal Portfolio, respectively.

Investment Objective and Policies

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the California Municipal Portfolio, California state taxes and, in the case of the New York Municipal Portfolio, New York state and local taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the California and New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P. (the “Adviser”)

to be of comparable quality) and

comparably rated municipal notes. The Portfolios may invest up to 20% of their total assets in fixed income securities rated BB or B by national rating agencies, which are not investment grade (commonly known as “junk bonds”).

The Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest without limit in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type). Each of the Portfolios may invest up to 20% of their net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions.

In managing the Portfolios, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolios when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

Investment Results

The tables on page 7 show performance for each Portfolio compared to its benchmark, the Barclays 5-Year General Obligation (“GO”) Municipal Bond

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	1

Index, for the six- and 12-month periods ended March 31, 2015. Performance for the Portfolios’ peer group, as represented by the Lipper Short & Intermediate Term Blended Municipal Debt Funds Average (the “Lipper Average”) has also been included. Funds in the Lipper Average have generally similar investment objectives to the Portfolios, although some may have different investment policies and sales and management fees.

Class A shares of all Portfolios outperformed the benchmark for the six- and 12-month periods; versus the Lipper Average, Class A shares of the Diversified Municipal and New York Municipal Portfolios outperformed for both periods, while the California Municipal Portfolio outperformed for the six-month period, but underperformed for the 12-month period. Class B and C shares of the California Municipal and Diversified Municipal Portfolios underperformed the benchmark and the Lipper Average for both periods; Class B and C shares of the New York Municipal Portfolio outperformed the benchmark and Lipper Average for the six-month period, but underperformed for the 12-month period. All share classes for all Portfolios had positive absolute performance over both periods as interest rates generally fell, except at the shortest maturities.

An overweight in mid-grade and high-yield municipals added to performance, as these securities outperformed comparable maturity high-grade bonds. Maturity selection was also a positive contributor, as an overweight to intermediate duration bonds helped relative returns. Sector selection added over the six-month period as an underweight to pre-refunded municipals positively contributed to performance. This was enough to offset an underweight to the health care sector, which detracted. Sector selection was fairly neutral over the 12-month period.

The Portfolios did not utilize derivatives for the six- or 12-month periods ended March 31, 2015.

Market Review and Investment Strategy

Bond markets have experienced substantial volatility over the 12-month period ended March 31, 2015. Oil prices plunged, prompting concerns about global economic growth and deflation in many oil-producing regions. So far in 2015, more than 20 central banks worldwide have eased monetary policy and several have engaged in some form of quantitative easing. In response, 10-year Treasury yields fell 57 basis points during the six-month period, and 79 basis points for the 12-month period. Municipal yields fell by 21 basis points and 53 basis points, respectively, over those same time periods. While long-maturity bond yields have fallen, the market has also started to anticipate an increase in the U.S. Federal Funds target rate; consequently, short-maturity municipal yields rose during both periods. Investor demand for municipals has remained positive, but new supply also increased as municipal issuers sold bonds to lower their interest costs by refinancing existing bonds.

Mid-grade and high-yield municipal bonds outperformed comparable high-grade credits as investors seem to view lower oil prices and easing global monetary policy to be ultimately beneficial to the health of the U.S. economy.

2	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays 5-Year GO Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories, which are exempt from federal, state, and where applicable, local income taxes. Puerto Rico experienced a significant downturn during the recent recession. As a result of Puerto Rico’s challenging economic and fiscal environment, many ratings organizations have downgraded a number of municipal securities issued in Puerto Rico or placed them on a “negative watch.” If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality, and performance of the Portfolios could be adversely affected.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The California and New York Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a smaller number of issuers.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and reduced liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolios’ shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIOS VS. THEIR BENCHMARKS (unaudited)

PERIODS ENDED MARCH 31, 2015

	NAV Returns
	6 Months	12 Months
AB California Municipal Portfolio
Class A	1.02%	2.91%

Class B*	0.47%	1.83%

Class C	0.66%	2.26%

Barclays 5-Year GO Municipal Bond Index	0.79%	2.64%

Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	0.81%	2.95%

	NAV Returns
	6 Months	12 Months
AB Diversified Municipal Portfolio
Class A	1.04%	3.06%

Class B*	0.67%	2.30%

Class C	0.68%	2.34%

Barclays 5-Year GO Municipal Bond Index	0.79%	2.64%

Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	0.81%	2.95%

	NAV Returns
	6 Months	12 Months
AB New York Municipal Portfolio
Class A	1.25%	3.25%

Class B*	0.88%	2.51%

Class C	0.82%	2.45%

Barclays 5-Year GO Municipal Bond Index	0.79%	2.64%

Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	0.81%	2.95%

*	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

(Historical Performance continued on next page)

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	7

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			0.61%	1.08%
1 Year	2.91%	-0.14%
5 Years	2.83%	2.20%
10 Years	3.19%	2.88%

Class B Shares			-0.45%	-0.80%
1 Year	1.83%	-1.17%
5 Years	2.01%	2.01%
10 Years(a)	2.76%	2.76%

Class C Shares			-0.11%	-0.20%
1 Year	2.26%	1.26%
5 Years	2.11%	2.11%
10 Years	2.48%	2.48%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		-0.14%
5 Years		2.20%
10 Years		2.88%

Class B Shares
1 Year		-1.17%
5 Years		2.01%
10 Years(a)		2.76%

Class C Shares
1 Year		1.26%
5 Years		2.11%
10 Years		2.48%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.82%, 1.69% and 1.57% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2015.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

(Historical Performance continued on next page)

8	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			0.66%	1.02%
1 Year	3.06%	-0.06%
5 Years	2.78%	2.15%
10 Years	3.25%	2.93%

Class B Shares			-0.10%	-0.15%
1 Year	2.30%	-0.70%
5 Years	2.04%	2.04%
10 Years(a)	2.81%	2.81%

Class C Shares			-0.07%	-0.11%
1 Year	2.34%	1.34%
5 Years	2.07%	2.07%
10 Years	2.53%	2.53%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		-0.06%
5 Years		2.15%
10 Years		2.93%

Class B Shares
1 Year		-0.70%
5 Years		2.04%
10 Years(a)		2.81%

Class C Shares
1 Year		1.34%
5 Years		2.07%
10 Years		2.53%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.81%, 1.55% and 1.55% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2015.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

(Historical Performance continued on next page)

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	9

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			0.70%	1.18%
1 Year	3.25%	0.18%
5 Years	2.67%	2.04%
10 Years	3.18%	2.87%

Class B Shares			-0.04%	-0.07%
1 Year	2.51%	-0.49%
5 Years	1.93%	1.93%
10 Years(a)	2.75%	2.75%

Class C Shares			-0.02%	-0.03%
1 Year	2.45%	1.45%
5 Years	1.93%	1.93%
10 Years	2.46%	2.46%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		0.18%
5 Years		2.04%
10 Years		2.87%

Class B Shares
1 Year		-0.49%
5 Years		1.93%
10 Years(a)		2.75%

Class C Shares
1 Year		1.45%
5 Years		1.93%
10 Years		2.46%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.80%, 1.56% and 1.56% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2015.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

10	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate California Municipal Portfolio

	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,010.20	$4.26	0.85%
Hypothetical**	$1,000	$1,020.69	$4.28	0.85%
Class B
Actual	$1,000	$1,004.70	$9.70	1.94%
Hypothetical**	$1,000	$1,015.26	$9.75	1.94%
Class C
Actual	$1,000	$1,006.60	$7.85	1.57%
Hypothetical**	$1,000	$1,017.10	$7.90	1.57%

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	11

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

Intermediate Diversified Municipal Portfolio

	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,010.40	$4.16	0.83%
Hypothetical**	$1,000	$1,020.79	$4.18	0.83%
Class B
Actual	$1,000	$1,006.70	$7.95	1.59%
Hypothetical**	$1,000	$1,017.00	$8.00	1.59%
Class C
Actual	$1,000	$1,006.80	$7.76	1.55%
Hypothetical**	$1,000	$1,017.20	$7.80	1.55%

Intermediate New York Municipal Portfolio

	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,012.50	$4.16	0.83%
Hypothetical**	$1,000	$1,020.79	$4.18	0.83%
Class B
Actual	$1,000	$1,008.80	$7.86	1.57%
Hypothetical**	$1,000	$1,017.10	$7.90	1.57%
Class C
Actual	$1,000	$1,008.20	$7.76	1.55%
Hypothetical**	$1,000	$1,017.20	$7.80	1.55%
*	Expenses are equal to each classes’ annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Expense Example

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,135.3

*	All data are as of March 31, 2015. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	13

Portfolio Summary

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,563.9

*	All data are as of March 31, 2015. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

**	“Other” represents less than 2.1% in 24 different states, District of Columbia and Puerto Rico.

14	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,719.1

*	All data are as of March 31, 2015. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

**	“Other” represents less than 0.2% in 6 different states.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	15

Portfolio Summary

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2015 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.3%
Long-Term Municipal Bonds – 96.3%
California – 85.0%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/20-4/01/22	$2,000	$2,336,870
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/21-5/01/24	4,050	4,867,066
Bay Area Toll Authority Series 2006F 5.00%, 4/01/16 (Pre-refunded/ETM)	5,250	5,497,013
5.00%, 4/01/16	3,630	3,799,340
Series 2007F 5.00%, 4/01/16	3,570	3,736,541
Series 2009F-1 5.00%, 4/01/19 (Pre-refunded/ETM)	14,975	17,238,471
Series 2012 5.00%, 4/01/24-4/01/25	13,845	16,716,450
Series 2014A 1.00%, 4/01/47	15,455	15,510,020
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/25	4,710	5,706,542
California Econ Recovery Series 2009A 5.00%, 7/01/18	2,375	2,695,459
5.00%, 7/01/18 (Pre-refunded/ETM)	8,245	9,346,120
5.00%, 7/01/19 (Pre-refunded/ETM)	22,500	26,169,525
California Infrastructure & Economic Development Bank (Broad Collection (The)) Series 2011A 5.00%, 6/01/21	20,650	24,936,320
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/27(a)	4,000	4,506,160
California Special Districts Association Finance Corp. COP AGM Series 1996Z 5.50%, 8/01/17 (Pre-refunded/ETM)	185	189,584

16	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California State Public Works Board Series 2009E 5.00%, 4/01/19 (Pre-refunded/ETM)	$10,825	$12,507,205
Series 2011G 5.00%, 12/01/21 (Pre-refunded/ETM)	1,545	1,893,135
NATL Series 2007B 5.00%, 6/01/15 (Pre-refunded/ETM)	3,030	3,053,816
NATL Series 2007C 5.00%, 9/01/16 (Pre-refunded/ETM)	1,575	1,681,013
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 9/01/30	11,220	13,188,549
Series 2014B 5.00%, 10/01/29	4,445	5,259,413
AMBAC Series 1993A 5.00%, 12/01/19	2,340	2,588,602
California State University Series 2010A 5.00%, 11/01/24	1,490	1,748,023
Series 2011A 5.25%, 11/01/26	5,500	6,630,360
Series 2012A 5.00%, 11/01/26	10,930	13,173,710
Series 2014A 5.00%, 11/01/28	16,650	20,175,637
California Statewide Communities Development Authority (Kaiser Credit Group) Series 2012C 5.00%, 11/01/29	2,630	2,868,015
Series 2012E-1 5.00%, 4/01/44	1,000	1,089,190
Chaffey Community College District NATL Series 2005B 5.00%, 6/01/15 (Pre-refunded/ETM)	1,440	1,451,318
City & County of San Francisco CA Series 2013A 5.00%, 6/15/15	2,385	2,409,017
City of Industry CA Series 2009 5.00%, 7/01/17	3,655	3,988,519

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	17

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 5/15/22-5/15/25	$16,895	$19,880,781
Series 2010B 5.00%, 5/15/21	6,500	7,686,705
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 6/01/23	2,765	3,369,374
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2008A 5.50%, 5/15/15-5/15/17	13,595	14,578,787
Series 2009A 5.25%, 5/15/23-5/15/24	15,955	18,595,695
Series 2010A 5.00%, 5/15/23-5/15/25	25,915	30,495,306
Series 2010D 5.00%, 5/15/23	5,000	5,891,150
City of Riverside CA Electric Revenue Series 2013A 5.00%, 10/01/15	2,425	2,482,012
City of San Francisco CA Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/25	4,000	4,840,600
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009A 5.00%, 11/01/28	2,000	2,322,980
Series 2011A 5.00%, 11/01/25	11,320	13,619,771
City of San Jose CA Airport Revenue Series 2014A 5.00%, 3/01/25	3,600	4,202,136
Contra Costa Water District Series 2012Q 5.00%, 10/01/20	5,315	6,348,342
Series 2013R 5.00%, 10/01/16	1,570	1,677,624
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 8/01/21(b)	3,000	3,523,410
NATL Series 2005 5.00%, 8/01/20	2,020	2,051,956

18	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fremont Unified School District/Alameda County CA Series 2014A 4.00%, 8/01/16	$1,225	$1,284,302
Grossmont-Cuyamaca Community College District AGC Series 2008 5.25%, 8/01/17	1,150	1,272,004
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/21-9/01/23	1,675	1,926,701
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/23	4,025	4,765,721
Long Beach Unified School District Series 2009A 5.00%, 8/01/15-8/01/18	17,695	19,317,883
Series 2010A 5.00%, 8/01/25	1,000	1,172,690
Los Angeles Community College District/CA Series 2015A 5.00%, 8/01/25	5,000	6,192,700
Los Angeles County Metropolitan Transportation Authority Series 2010A 5.00%, 7/01/21	2,000	2,327,580
Series 2014 5.00%, 7/01/23	2,220	2,763,900
Los Angeles Department of Water & Power PWR Series 2008A-2 4.00%, 7/01/16	10,050	10,504,561
Series 2012C 4.00%, 1/01/16	1,000	1,019,270
5.00%, 1/01/16	8,150	8,347,393
Series 2013A 5.00%, 7/01/21	1,505	1,821,833
Series 2014B 5.00%, 7/01/27	2,190	2,638,556
Series 2014C 5.00%, 7/01/26	11,725	14,435,234
Los Angeles Department of Water & Power WTR Series 2012C 5.00%, 7/01/23	1,540	1,882,635

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	19

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles Unified School District/CA Series 2014C 5.00%, 7/01/27	$10,365	$12,594,822
FGIC Series 2005A-1 5.00%, 7/01/20-7/01/22	13,485	13,643,510
NATL Series 2005A-2 5.00%, 7/01/20	11,000	11,130,900
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 8/01/21-8/01/22	2,100	1,788,944
Metropolitan Water District of Southern California Series 1993 5.75%, 8/10/18	7,600	8,282,708
Series 1993A 5.75%, 7/01/21 (Pre-refunded/ETM)	710	894,522
5.75%, 7/01/21	1,775	2,124,675
Series 2014A 5.00%, 3/01/17-3/01/20	11,585	13,220,637
Natomas Unified School District BAM Series 2014 5.00%, 8/01/22-8/01/23	4,950	6,005,158
Northern California Power Agency Series 2012A 5.00%, 7/01/25-7/01/27	3,980	4,692,463
Orange County Sanitation District COP Series 2009A 5.00%, 2/01/18-2/01/20	11,045	12,551,110
Peralta Community College District Series 2014A 5.00%, 8/01/28	1,820	2,172,734
Pittsburg Successor Agency Redevelopment Agency Series 1983 9.60%, 6/01/16 (Pre-refunded/ETM)	1,000	1,103,720
Port of Los Angeles Series 2011B 5.00%, 8/01/23	2,500	3,012,875
Series 2014A 5.00%, 8/01/26-8/01/27	2,565	3,087,659
Port of Oakland Series 2012P 5.00%, 5/01/22-5/01/25	16,945	19,880,030

20	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NATL Series 2007C 5.00%, 11/01/18	$1,900	$2,099,576
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	2,000	2,224,960
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/24	4,945	5,813,738
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/21	1,175	1,473,544
Sacramento Municipal Utility District Series 2012Y 5.00%, 8/15/25	4,555	5,486,589
Series 2013C 5.00%, 8/15/16	5,155	5,480,229
Sacramento Regional Transit District Series 2012 5.00%, 3/01/24	1,000	1,164,270
San Diego County Water Authority COP AGM Series 2008A 5.00%, 5/01/19-5/01/24	7,655	8,588,536
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/18-5/15/21	35,520	40,590,886
San Francisco City & County Airports Commission (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/15-5/01/16	26,210	26,836,969
Series 2011 5.25%, 5/01/18	4,655	5,219,931
Series 2011C 5.00%, 5/01/21	3,900	4,603,092
Series 2011S 5.00%, 5/01/25	3,000	3,565,500
AGC Series 2008-34E 5.00%, 5/01/16	1,345	1,409,022
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/19-8/01/24	3,855	4,443,321

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	21

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Santa Fe Springs Community Development Commission NATL Series 2002 5.375%, 9/01/17	$560	$560,694
Santa Rosa City Schools Series 2013 4.00%, 8/01/16	1,740	1,820,927
5.00%, 8/01/17	4,255	4,674,160
South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/19-11/01/20	5,520	6,430,563
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/22-7/01/25	12,235	14,261,499
Series 2014A 5.00%, 7/01/30	1,000	1,186,110
Southwestern Community College District Series 2015 5.00%, 8/01/20-8/01/25(b)	14,850	18,238,886
State of California Series 2013 5.00%, 10/01/20-9/01/28	29,390	34,874,510
Series 2014 5.00%, 12/01/22-5/01/29	18,665	22,515,511
Series 2015 5.00%, 3/01/21	17,455	20,839,175
State of California Department of Water Resources PWR Series 2008H
5.00%, 5/01/17	1,455	1,590,170
Series 2008K 5.00%, 5/01/18	23,145	26,064,279
Series 2010L 5.00%, 5/01/15-5/01/20	22,765	25,597,945
AGM Series 2008H 5.00%, 5/01/17	21,050	23,005,545
State of California Department of Water Resources WTR Series 2014A 5.00%, 12/01/27	9,410	11,537,897
Sweetwater Union High School District BAM Series 2014 5.00%, 8/01/28-8/01/29	7,980	9,377,960

22	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

University of California Series 2009Q 5.25%, 5/15/22	$3,510	$3,874,022
Series 2010U 5.00%, 5/15/24	4,215	4,934,374
Series 2012G 5.00%, 5/15/25	10,000	12,039,400
Series 2014A 5.00%, 5/15/28	1,000	1,213,560
Series 2015A 5.00%, 5/15/20	2,500	2,956,425
Series 2015I 5.00%, 5/15/21	2,900	3,479,797
AGM Series 2007J 5.00%, 5/15/15 (Pre-refunded/ETM)	395	401,202
5.00%, 5/15/16	5,935	6,028,476
Vacaville Unified School District BAM Series 2015C 5.00%, 8/01/20-8/01/22(b)	2,390	2,835,279
West Contra Costa Unified School District Series 2013A 4.00%, 8/01/15	4,535	4,590,871
Series 2013B 4.00%, 8/01/15	4,000	4,049,280

		964,361,742

Colorado – 0.4%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	1,700	2,051,101
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/20	1,625	1,878,061

		3,929,162

Florida – 3.1%
Citizens Property Insurance Corp. Series 2009A-1 6.00%, 6/01/16	13,160	14,015,926
County of Miami-Dade FL Aviation Revenue (Miami-Dade Intl Airport)
Series 2009A 5.75%, 10/01/21	1,055	1,243,138

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	23

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Miami-Dade County Expressway Authority Series 2013A 5.00%, 7/01/21	$1,280	$1,511,450
New River Community Development District Series 2006B 5.00%, 5/01/13(c)(d)(e)	405	4
State Board of Administration Finance Corp. (Florida Hurricane Catastrophe Fund) Series 2010A 5.00%, 7/01/15 (Pre-refunded/ETM)	4,000	4,047,680
5.00%, 7/01/16 (Pre-refunded/ETM)	13,080	13,834,454
Sterling Hill Community Development District Series 2003B 5.50%, 11/01/10(d)(e)(f)	155	65,891

		34,718,543

Guam – 0.1%
Guam Government Waterworks Authority Series 2005 5.50%, 7/01/15 (Pre-refunded/ETM)	995	1,007,577

Illinois – 2.0%
State of Illinois Series 2012 5.00%, 8/01/18-8/01/23	12,445	13,879,751
Series 2014 5.00%, 5/01/28	4,735	5,155,989
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 1/01/26	4,450	4,103,033

		23,138,773

Louisiana – 0.0%
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/21(d)(e)(f)	3,200	– 0	–

Massachusetts – 0.5%
Commonwealth of Massachusetts NATL Series 2000E 0.105%, 12/01/30(g)(h)	6,075	5,714,054

24	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey – 2.5%
New Jersey Transportation Trust Fund Authority Series 2013A 5.00%, 12/15/19-6/15/20	$25,930	$28,885,082

North Carolina – 0.2%
North Carolina Eastern Municipal Power Agency Series 2009B 5.00%, 1/01/16	2,375	2,457,199

Ohio – 0.0%
Columbiana County Port Authority (ELS Transportation LLC) Series 2004A 7.00%, 8/01/21(e)(f)	310	124,000

Puerto Rico – 1.0%
Commonwealth of Puerto Rico NATL Series 2001A 5.50%, 7/01/19	5,470	5,797,489
Government Development Bank for Puerto Rico NATL Series 1985 4.75%, 12/01/15	5,555	5,590,219

		11,387,708

Texas – 1.1%
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	10,290	11,706,315
Dallas/Fort Worth International Airport Series 2009A 5.00%, 11/01/21	1,180	1,263,143

		12,969,458

Washington – 0.4%
Tobacco Settlement Authority of Washington Series 2013 5.00%, 6/01/15	1,000	1,007,420
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014B-3 5.125%, 1/01/20(a)	2,925	2,929,914

		3,937,334

Total Municipal Obligations (cost $1,039,537,271)		1,092,630,632

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	25

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 2.8%
Financial Institutions – 2.4%
Banking – 2.4%
American Express Credit Corp. 1.75%, 6/12/15	$5,914	$5,925,988
Bank of America NA 1.125%, 11/14/16	10,000	10,010,440
JPMorgan Chase & Co. 3.15%, 7/05/16	5,410	5,550,416
Morgan Stanley 1.75%, 2/25/16	5,788	5,825,738

		27,312,582

Industrial – 0.4%
Consumer Cyclical-Automotive – 0.2%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	2,475	2,479,562

Consumer Non-Cyclical – 0.2%
Becton Dickinson and Co. 0.721%, 6/15/16(i)	1,765	1,767,155

		4,246,717

Total Corporates - Investment Grade (cost $31,497,929)		31,559,299

SHORT-TERM INVESTMENTS – 1.7%
Time Deposit – 1.7%
State Street Time Deposit 0.01%, 4/01/15 (cost $19,608,706)	19,609	19,608,706

Total Investments – 100.8% (cost $1,090,643,906)		1,143,798,637
Other assets less liabilities – (0.8)%		(8,527,746)

Net Assets – 100.0%		$1,135,270,891

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the aggregate market value of these securities amounted to $7,436,074 or 0.7% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Non-income producing security.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Security is in default and is non-income producing.

26	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2015 and the aggregate market value of this security amounted to $5,714,054 or 0.50% of net assets.

(h)	Variable rate coupon, rate shown as of March 31, 2015.

(i)	Floating Rate Security. Stated interest rate was in effect at March 31, 2015.

As of March 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 11.1% and 5.6%, respectively.

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
BAM	– Build American Mutual
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
NATL	– National Interstate Corporation

See notes to financial statements.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	27

Intermediate California Municipal Portfolio—Portfolio of Investments

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2015 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.6%
Long-Term Municipal Bonds – 94.9%
Alabama – 2.1%
Alabama Federal Aid Highway Finance Authority Series 2015 5.00%, 9/01/24-9/01/25	$8,610	$10,736,573
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2012 5.00%, 9/01/24	18,230	21,730,160
Alabama Public School & College Authority Series 2009A 5.00%, 5/01/17	34,415	37,454,533
Series 2009B 5.00%, 5/01/16-5/01/17	33,390	35,565,744
Series 2014B 5.00%, 1/01/24	3,200	3,957,888
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 7/01/21-7/01/22	10,070	12,131,515
Birmingham Water Works Board Series 2010A 5.00%, 1/01/21-1/01/22	13,295	15,694,416

		137,270,829

Arizona – 2.1%
Arizona Board of Regents COP (University of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,765,584
Arizona Department of Transportation State Highway Fund Revenue Series 2006 5.00%, 7/01/15	8,480	8,578,029
Series 2011A 5.00%, 7/01/24-7/01/25	17,210	20,428,886
Arizona Health Facilities Authority (Scottsdale Healthcare Hospitals Obligated Group) Series 2014A 5.00%, 12/01/23-12/01/24	2,770	3,325,975
Arizona School Facilities Board COP NATL Series 2005A-1 5.00%, 9/01/15	1,765	1,798,588

28	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Arizona Transportation Board (Arizona Transportation Board Fed Hwy Grant) Series 2009A 5.00%, 7/01/15	$16,810	$17,003,987
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/23-7/01/26	33,315	40,275,495
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement - Airport) Series 2010A 5.00%, 7/01/20-7/01/21	7,225	8,396,198
Series 2010C 5.00%, 7/01/23-7/01/25	19,665	22,614,910
Industrial Development Authority of the County of Pima (The) (Global Water Resources LLC) Series 2006 5.45%, 12/01/17	1,100	1,117,402
Maricopa County Unified School District No 69 Paradise Valley NATL Series 2004 5.20%, 7/01/16	7,510	7,956,920
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,696,881

		135,958,855

California – 8.3%
California Econ Recovery Series 2009A 5.00%, 7/01/19 (Pre-refunded/ETM)	22,440	26,099,740
5.25%, 7/01/19 (Pre-refunded/ETM)	995	1,167,235
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/28	1,225	1,465,247
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010D 5.00%, 5/15/22-5/15/23	24,415	28,776,011
Fremont Unified School District/Alameda County CA AGM Series 2005B 5.00%, 8/01/15 (Pre-refunded/ETM)	1,000	1,015,820

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	29

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fresno Unified School District NATL Series 2002A 6.00%, 2/01/20	$3,255	$3,894,412
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	1,000	1,112,480
San Francisco City & County Airports Commission (San Francisco Intl Airport) Series 2009E 5.25%, 5/01/22-5/01/23	10,380	12,058,891
Series 2011C 5.00%, 5/01/22	5,795	6,731,182
NATL Series 2006-32F 5.25%, 5/01/18	3,700	4,195,800
State of California Series 2005 5.00%, 5/01/17	15,395	15,447,189
Series 2006 5.00%, 3/01/16-10/01/16	10,110	10,643,615
Series 2008 5.00%, 4/01/18	5,000	5,601,100
Series 2009 5.25%, 10/01/20	5,085	5,996,435
Series 2009A 5.25%, 7/01/19 (Pre-refunded/ETM)	1,740	2,041,768
Series 2013 5.00%, 11/01/24-11/01/25	43,465	53,164,900
Series 2014 5.00%, 5/01/25-5/01/29	130,465	157,170,863
State of California Department of Water Resources PWR Series 2010L 5.00%, 5/01/17-5/01/19	183,675	209,670,395

		546,253,083

Colorado – 1.1%
City & County of Broomfield CO COP Series 2010 5.00%, 12/01/16-12/01/20	13,735	15,417,150
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/21-11/15/23	19,685	23,047,520

30	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2011A 5.50%, 11/15/19	$2,290	$2,688,116
Series 2012A 5.00%, 11/15/22-11/15/24	6,630	7,655,617
Metro Wastewater Reclamation District Series 2012A 5.00%, 4/01/23	3,435	4,182,078
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(a)(b)	13,168	4,608,800
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 1/15/21	2,800	3,122,308
5.25%, 1/15/24-7/15/24	7,745	8,566,280
Todd Creek Village Metropolitan District No 1 Series 2004 4.75%, 12/01/09(a)(b)	1,852	926,072

		70,213,941

Connecticut – 0.3%
State of Connecticut Series 2013A 5.00%, 10/15/21	3,370	4,026,510
Series 2014A 5.00%, 3/01/28	6,360	7,527,124
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/22-1/01/24	8,575	10,276,848

		21,830,482

Delaware – 0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 1/01/26-1/01/27	5,470	6,505,512

District of Columbia – 1.6%
District of Columbia Series 2013A 5.00%, 6/01/25-6/01/27	59,115	71,149,471
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/26	5,545	6,651,283
District of Columbia Water & Sewer Authority AGM Series 1998 6.00%, 10/01/16	1,635	1,769,511

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	31

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metropolitan Washington Airports Authority Series 2008A 5.50%, 10/01/18	$6,910	$7,900,894
Series 2010F-1 5.00%, 10/01/20	11,905	14,087,782
NATL Series 2005A 5.25%, 10/01/15	1,715	1,757,172

		103,316,113

Florida – 6.0%
Brevard County School District COP Series 2013A 5.00%, 7/01/21-7/01/22	15,275	18,338,139
Citizens Property Insurance Corp. Series 2011A 5.00%, 6/01/20	6,530	7,583,289
Series 2012A 5.00%, 6/01/22	27,105	32,245,463
Series 2012A-1 5.00%, 6/01/20–6/01/21	20,785	24,253,378
NATL Series 2007A 5.00%, 3/01/16 (Pre-refunded/ETM)	75,725	78,967,544
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	3,895	4,642,567
Collier County School Board COP AGM Series 2005 5.00%, 2/15/16	5,000	5,197,750
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/23	5,000	5,954,800
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23-10/01/24	13,095	15,389,519
5.625%, 10/01/25	2,550	3,004,767
County of Miami-Dade FL Series 2015A 5.00%, 11/01/20-11/01/21	7,205	8,603,072
Series 2015B 5.00%, 7/01/22	3,715	4,504,029
Durbin Crossing Community Development District Series 20061 5.25%, 11/01/15(a)(b)	985	354,600

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Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	$7,645	$8,947,402
Series 2012A 5.00%, 7/01/22	10,225	12,276,237
AMBAC Series 2007A 5.00%, 7/01/15	4,825	4,882,032
NATL Series 2007B 5.00%, 7/01/15	6,095	6,167,043
Florida State Board of Education (State of Florida) Series 2013A 5.00%, 6/01/15	11,765	11,861,473
Series 2014A 5.00%, 6/01/22	3,545	4,305,722
Series 2015A 5.00%, 6/01/18	7,655	8,607,971
Series 2015B 5.00%, 6/01/17(c)	11,470	12,540,036
Heritage Plantation Community Development District Series 2006B 5.10%, 11/01/13(a)(b)	3,545	1,276,200
JEA Electric System Revenue Series 2009G 5.00%, 10/01/19	2,695	3,122,562
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/25	3,060	3,727,845
Lake Ashton II Community Development District Series 2006B 5.00%, 11/01/11(a)(b)	6,810	2,247,300
Live Oak No 2 Community Development District Series 2010 7.36%, 11/01/20	35	37,220
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	11,765	12,018,065
Orange County School Board COP Series 2014A 5.00%, 8/01/28-8/01/29	46,355	54,687,994

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	33

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Overoaks Community Development District Series 2004B 5.125%, 5/01/09(a)(d)	$510	$255,000
Series 2010A-1 6.125%, 5/01/35(a)	225	225,268
Series 2010A-2 6.125%, 5/01/35(a)	505	505,500
Series 2010B 5.125%, 5/01/17(a)	635	641,521
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	2,190	2,220,835
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/21	1,820	2,165,909
Sarasota County School Board COP Series 2010B 5.00%, 7/01/18	2,350	2,650,119
South Broward Hospital District Series 2015 5.00%, 5/01/27(c)	3,300	3,909,708
State of Florida Series 2009B 5.00%, 7/01/17	3,245	3,557,818
Series 2012B 5.00%, 7/01/18-7/01/19	10,935	12,392,591
Tampa Bay Water Series 2011A 5.00%, 10/01/23	2,050	2,454,055
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 1/01/21	3,490	4,166,188
Villages of Westport Community Development District Series 2005A 5.125%, 5/01/15(a)(b)(e)	865	247,390

		391,135,921

Georgia – 3.1%
Athens-Clarke County Unified Government Series 2013 4.00%, 12/01/16	1,410	1,492,809
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/20-1/01/22	22,650	26,272,833

34	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2010C 5.00%, 1/01/18-1/01/19	$9,260	$10,427,421
5.25%, 1/01/20	6,500	7,647,965
5.50%, 1/01/21	7,500	9,076,125
5.75%, 1/01/22-1/01/23	20,000	24,536,300
5.875%, 1/01/24	2,925	3,590,555
Series 2014A 5.00%, 1/01/28	12,250	14,430,990
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/16-3/15/18	16,860	17,733,991
Municipal Electric Authority of Georgia Series 2010B 5.00%, 1/01/16-1/01/20	43,950	50,162,624
State of Georgia Series 2009I 5.00%, 7/01/18	14,580	16,467,235
Series 2014A 5.00%, 2/01/17	17,595	19,037,262

		200,876,110

Hawaii – 0.4%
City & County Honolulu HI Wastewater System Revenue Series 2009A 5.00%, 7/01/21-7/01/22	6,900	7,915,510
Series 2010A 5.00%, 7/01/24	16,500	19,202,535

		27,118,045

Illinois – 3.5%
City of Chicago IL (Asphalt Operating Services of Chicago LLC) Series 2010 6.125%, 12/01/18	4,280	4,447,819
City of Chicago IL (City of Chicago IL Sales Tax) AGM Series 2005 5.00%, 1/01/16	5,000	5,060,000
County of Du Page IL Series 1993 5.60%, 1/01/21	6,830	7,698,230
Illinois Finance Authority (Adventist Health System/Sunbelt Obligated Group) NATL Series 1997B 2.10%, 1/01/19(f)	5,730	6,039,191

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	35

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/20-12/01/22	$33,375	$39,733,441
Series 2014D 5.00%, 1/01/23	1,065	1,277,073
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/20-12/15/26	17,100	20,221,466
Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/20	8,240	9,699,469
Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 6/01/20	1,005	1,175,207
NATL Series 2001B 5.50%, 6/01/17	1,025	1,129,396
NATL Series 2006A 5.00%, 7/01/16	5,285	5,574,195
State of Illinois Series 2006A 5.00%, 6/01/15	4,875	4,911,806
Series 2010 5.00%, 1/01/17-1/01/19	34,160	36,755,686
Series 2012 5.00%, 8/01/21-8/01/25	14,220	15,517,649
Series 2013 5.00%, 7/01/19-7/01/20	12,065	13,388,822
5.50%, 7/01/24	5,405	6,290,015
Series 2013A 5.00%, 4/01/23	4,390	4,959,471
Series 2014 5.00%, 5/01/22-5/01/27	16,005	17,813,292
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/20	2,280	2,592,998
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(a)(b)	5,078	1,371,060
Village of Matteson IL Series 2010 8.00%, 12/01/29(g)	19,775	18,488,241

36	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Will & Kendall Counties Community Consolidated School District 22 Plainfield NATL Series 2007A 5.00%, 1/01/16	$7,415	$7,662,068

		231,806,595

Indiana – 0.2%
County of Jasper IN (Northern Indiana Public Service Co.) NATL Series 1988B 5.60%, 11/01/16	6,560	7,019,331
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/25-9/01/28	2,940	3,380,262

		10,399,593

Iowa – 0.2%
Iowa Finance Authority (Iowa Finance Authority SRF) Series 2015 5.00%, 8/01/17-8/01/18	10,610	11,833,641

Kentucky – 0.2%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) NATL Series 2007 5.00%, 9/01/16	5,000	5,307,550
Kentucky Turnpike Authority (Kentucky Turnpike Authority State Lease) Series 2012A 5.00%, 7/01/26	8,490	10,104,883

		15,412,433

Louisiana – 1.1%
City of Baton Rouge/Parish of East Baton Rouge LA Series 2015 5.00%, 8/01/27-8/01/28(c)	8,985	10,737,187
City of New Orleans LA NATL Series 2005 5.25%, 12/01/20	5,845	6,032,741
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/21(a)(b)(e)	4,025	– 0	–

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	37

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lakeshore Villages Master Community Development District Series 2007 5.25%, 7/01/17(a)(b)	$9,814	$3,434,900
Louisiana Agricultural Finance Authority Series 2007 5.25%, 9/15/17	17,625	18,524,227
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/21-10/01/25	8,415	9,828,340
Series 2010A 5.00%, 10/01/23	7,720	9,006,847
Louisiana Office Facilities Corp. (Louisiana Office Facilities Corp. State Lease) Series 2009 5.00%, 3/01/16-3/01/18	9,360	10,074,553
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(a)(b)	1,695	339,000
St Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/29	1,200	1,266,696
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 5/01/25	3,250	4,044,593

		73,289,084

Maine – 0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 9/01/25	1,000	1,189,080

Maryland – 1.8%
County of Anne Arundel MD Series 2013 5.00%, 4/01/20	4,415	5,196,499
State of Maryland Series 20142-C 5.00%, 8/01/21	59,585	72,152,668
Series 2014B 5.00%, 8/01/17-8/01/20	32,380	37,206,405

38	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington Suburban Sanitary Commission Series 2014 5.00%, 6/01/17	$5,000	$5,472,100

		120,027,672

Massachusetts – 2.4%
City of Cambridge MA Series 2015 5.00%, 2/15/18	2,330	2,597,554
Commonwealth of Massachusetts Series 2013A 5.00%, 4/01/18	2,060	2,308,292
Series 2013B 5.00%, 8/01/17-8/01/20	69,345	78,409,852
Series 2014A 5.00%, 12/01/17	2,415	2,682,027
Series 2014C 5.00%, 8/01/20	1,045	1,234,824
AGM Series 2006C 0.791%, 11/01/19(f)	1,815	1,862,916
NATL Series 2000E 0.105%, 12/01/30(f)(h)	7,750	7,289,534
NATL Series 2000F 0.09%, 12/01/30(f)(h)	6,700	6,301,919
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2013 5.00%, 6/15/20	1,040	1,228,542
Series 2014 5.00%, 6/15/20	7,170	8,469,849
Massachusetts Health & Educational Facilities Authority (CareGroup, Inc.) Series 2008E-2 5.00%, 7/01/15-7/01/17	8,515	8,936,809
Massachusetts Health & Educational Facilities Authority (President and Fellows of Harvard College) Series 1991N 6.25%, 4/01/20	2,820	3,500,635
Massachusetts School Building Authority Series 2012A 5.00%, 8/15/22-8/15/23	10,680	13,069,486
University of Massachusetts Building Authority AMBAC Series 20052 5.00%, 11/01/15 (Pre-refunded/ETM)	18,795	19,319,005

		157,211,244

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	39

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan – 5.0%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/19-7/01/20	$20,980	$23,193,678
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/25-7/01/27	39,940	46,559,031
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/24-7/01/27	54,305	63,492,282
Michigan Finance Authority (Detroit City School District) Series 2014E 2.85%, 8/20/15	1,400	1,405,754
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/27	4,990	5,707,961
Michigan Finance Authority (State of Michigan Unemployment) Series 2012A 5.00%, 7/01/16	94,115	99,568,023
Series 2012B 5.00%, 7/01/22	10,105	10,674,821
Michigan Finance Authority (Trinity Health Credit Group) Series 2015 5.00%, 12/01/23-12/01/25	13,075	15,871,130
5.50%, 12/01/26-12/01/27	7,220	9,019,356
Michigan State Building Authority (Michigan State Building Authority Lease) Series 2009I 5.00%, 10/15/15	6,290	6,449,703
State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/19-11/01/23	11,510	13,370,327
Walled Lake Consolidated School District Series 2015 4.00%, 5/01/17	6,070	6,480,818
5.00%, 5/01/20	4,635	5,377,295

40	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport) Series 2010C 5.00%, 12/01/17	$5,000	$5,509,950
Wayne State University Series 2009A 5.00%, 11/15/21-11/15/23	14,100	16,341,570

		329,021,699

Minnesota – 0.9%
Southern Minnesota Municipal Power Agency AMBAC Series 2002A 5.25%, 1/01/16	6,820	7,058,223
State of Minnesota Series 2014A 5.00%, 8/01/17	13,830	15,226,138
Series 2014B 4.00%, 8/01/17	14,400	15,522,480
Series 2014E 3.00%, 8/01/16	7,365	7,624,690
4.00%, 8/01/17	12,610	13,592,950

		59,024,481

Missouri – 0.2%
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/25	2,630	3,213,229
Springfield Public Utilities Board Series 2012 5.00%, 12/01/18-12/01/19	7,290	8,293,597

		11,506,826

Nevada – 4.1%
Clark County School District Series 2008A 5.00%, 6/15/21	5,000	5,579,800
Series 2013B 5.00%, 6/15/17	6,780	7,389,590
Series 2015A 5.00%, 6/15/18	70,485	78,845,931
Series 2015B 5.00%, 6/15/22	17,785	21,315,500
AGM Series 2005C 5.00%, 12/15/15 (Pre-refunded/ETM)	22,380	23,134,206
NATL Series 2005A 5.00%, 6/15/17	27,880	28,427,842

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	41

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

County of Clark Department of Aviation (McCarran Intl Airport) AGM Series 2009C 5.00%, 7/01/24	$9,175	$10,405,551
County of Clark NV Series 2015A 5.00%, 7/01/18(c)	8,955	10,062,196
AMBAC Series 1992A 6.50%, 6/01/17	1,760	1,970,848
AMBAC Series 2006 5.00%, 11/01/15 (Pre-refunded/ETM)	1,085	1,115,250
5.00%, 11/01/16	16,010	17,150,552
County of Clark NV (County of Clark NV Fuel Tax) Series 2011 5.00%, 7/01/19	8,390	9,642,795
AMBAC Series 2007 5.00%, 7/01/15-7/01/16	14,320	14,551,239
County of Clark NV (McCarran Intl Airport) Series 2008A 5.25%, 7/01/17	16,695	18,379,525
State of Nevada Series 2014A 5.00%, 4/01/21	15,215	18,156,820

		266,127,645

New Jersey – 4.9%
Garden State Preservation Trust AGM Series 2005A 5.80%, 11/01/15 (Pre-refunded/ETM)	2,325	2,400,563
New Jersey Economic Development Authority Series 2008A 5.00%, 5/01/15-5/01/16	55,310	56,791,682
Series 2011E 5.00%, 9/01/20	6,220	6,992,213
5.50%, 9/01/21	1,360	1,560,328
Series 2011G 5.00%, 9/01/20	2,895	3,254,414
Series 2013 5.00%, 3/01/20	12,925	14,428,307
Series 2014P 5.00%, 6/15/26	10,350	11,552,981
Series 2014U 5.00%, 6/15/20-6/15/21	14,200	15,950,628

42	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (College Avenue Redevelopment Associates LLC) Series 2013 5.00%, 6/15/25-6/15/26	$4,500	$5,436,770
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/22	1,075	1,236,487
5.50%, 1/01/26-1/01/27	2,000	2,342,540
New Jersey State Turnpike Authority Series 2012B 5.00%, 1/01/26-1/01/27	12,700	14,841,064
Series 2014A 5.00%, 1/01/27-1/01/29	75,920	88,940,304
Series 2014C 5.00%, 1/01/24	14,720	17,903,494
AGM Series 2005D-3 5.25%, 1/01/26	14,770	18,355,270
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19-9/15/21	43,890	50,192,095
New Jersey Transportation Trust Fund Authority Series 2006A 5.25%, 12/15/20	3,730	4,235,564
Series 2013A 5.00%, 6/15/20	3,960	4,413,182

		320,827,886

New Mexico – 0.1%
State of New Mexico Severance Tax Permanent Fund Series 2010A 5.00%, 7/01/16	5,160	5,458,300

New York – 15.1%
City of New York NY Series 2005J 5.00%, 3/01/17	865	867,837
Series 2007C 5.00%, 1/01/16	10,370	10,738,239
Series 2007E 5.00%, 8/01/16	4,715	5,002,709
Series 2008B 5.00%, 9/01/15	10,000	10,196,800
Series 2008C 5.25%, 8/01/16	17,165	18,268,710

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	43

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2009C 5.00%, 8/01/17-8/01/22	$18,190	$20,838,577
Series 2010B 5.00%, 8/01/16-8/01/19	23,020	25,758,495
Series 2012A 5.00%, 10/01/16	10,090	10,775,515
Series 2012B 5.00%, 8/01/16	18,615	19,750,887
Series 2013B 5.00%, 8/01/19	34,575	39,820,719
Series 2013I 5.00%, 8/01/19	7,260	8,361,487
Series 2013J 5.00%, 8/01/16-8/01/20	19,535	22,264,288
Series 2014A 5.00%, 8/01/27	1,130	1,354,169
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/16-11/15/28	25,550	28,074,580
Series 2012E 5.00%, 11/15/24	6,055	7,247,230
Series 2012F 5.00%, 11/15/22-11/15/26	55,610	66,600,361
Series 2012H 5.00%, 11/15/26	6,065	7,198,306
Series 2013B 5.00%, 11/15/26	9,505	11,328,439
Series 2014A 5.00%, 11/15/26-11/15/27	8,245	9,785,513
Series 2014C 5.00%, 11/15/27	5,000	5,972,800
AGC Series 2003B 5.25%, 11/15/20	8,415	10,078,477
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	5,364,149
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/22-11/01/25	34,430	41,390,477
Series 2011C 5.00%, 11/01/19-11/01/25	23,420	27,890,991
Series 2012A 5.00%, 8/01/25	12,345	14,801,532

44	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012B 5.00%, 11/01/23-11/01/26	$55,535	$67,171,077
Series 2012E 5.00%, 11/01/21-11/01/22	22,135	26,831,810
Series 2015C 5.00%, 11/01/18	2,040	2,321,438
New York State Dormitory Authority (City University of New York State Lease) Series 2008A 5.00%, 7/01/15-7/01/16	24,900	25,880,330
Series 2008B 5.00%, 7/01/15	8,870	8,972,360
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/19-7/01/24	25,150	29,024,823
New York State Dormitory Authority (New York University) NATL Series 1998A 6.00%, 7/01/18	2,865	3,313,172
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009G 5.00%, 3/15/19-3/15/21	13,865	15,888,886
Series 2011E 5.00%, 8/15/21	3,880	4,674,430
Series 2012A 5.00%, 12/15/22	20,745	25,314,294
Series 2012B 5.00%, 3/15/21-3/15/22	54,800	66,014,324
Series 2013A 5.00%, 2/15/20	4,635	5,430,273
Series 2014C 5.00%, 3/15/27	2,015	2,416,710
Series 2014E 5.00%, 2/15/17-2/15/27	9,580	11,048,662
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 0.102%, 10/01/36(f)(h)	11,425	10,395,013
XLCA Series 2004A 0.114%, 1/01/39(f)(h)	10,000	8,934,840
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	21,566,392

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	45

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NATL Series 2005B 5.00%, 4/01/16	$44,040	$45,070,976
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	3,055	3,483,342
New York State Thruway Authority (New York State Thruway Authority Service Contract) Series 2009 5.00%, 4/01/17-4/01/18	47,425	51,882,277
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/16-3/15/26	71,295	84,405,646
Series 2013D 5.00%, 3/15/23	32,000	39,069,120
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	3,335	3,867,866

		992,709,348

North Carolina – 0.7%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 1/01/22 (Pre-refunded/ETM)	1,720	2,201,961
Series 2009B 5.00%, 1/01/17	1,020	1,097,204
Series 2012B 5.00%, 1/01/21	13,270	15,388,555
North Carolina Municipal Power Agency No 1 Series 2008A 5.25%, 1/01/16	20,000	20,735,600
Series 2008C 5.25%, 1/01/17	6,670	7,208,603

		46,631,923

Ohio – 3.3%
City of Cincinnati OH Water System Revenue Series 2007A 5.00%, 12/01/15	5,780	5,963,226
City of Cleveland OH Airport System Revenue AMBAC Series 2006A 5.00%, 1/01/23	3,145	3,338,260

46	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Columbus OH Series 20131 5.00%, 7/01/16-7/01/20	$9,165	$10,275,482
Series 2014A 5.00%, 2/15/21	5,580	6,688,579
Columbiana County Port Authority (ELS Transportation LLC) Series 2004A 7.00%, 8/01/21(a)(b)	500	200,000
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/19-12/01/24	93,725	109,784,835
Hamilton County Convention Facilities Authority Series 2014 5.00%, 12/01/22-12/01/23	3,440	4,042,709
State of Ohio Series 2011A 5.00%, 8/01/20-8/01/21	57,430	68,277,692
University of Cincinnati Series 2010F 5.00%, 6/01/20-6/01/21	6,795	7,993,883
University of Toledo Series 2010 5.00%, 6/01/21	2,610	3,004,528

		219,569,194

Oklahoma – 0.2%
Comanche County Hospital Authority Series 2015 5.00%, 7/01/16-7/01/28(c)	10,670	11,688,233
McGee Creek Authority NATL Series 1992 6.00%, 1/01/23	3,360	3,763,805

		15,452,038

Oregon – 0.5%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 8/01/22	8,685	10,578,070
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/24	1,000	1,095,730

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	47

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Port of Portland OR (Portland Intl Airport) Series 2010 20C 5.00%, 7/01/23	$1,405	$1,634,352
State of Oregon Department of Administrative Services COP Series 2009D 5.00%, 11/01/21-11/01/23	18,535	21,415,325

		34,723,477

Pennsylvania – 4.5%
Allegheny County Airport Authority (Pittsburgh International Airport) NATL Series 2001B 5.00%, 1/01/18	1,585	1,749,365
Central Bucks School District NATL Series 2007 5.00%, 5/15/16 (Pre-refunded/ETM)	2,045	2,153,487
5.00%, 5/15/16	2,955	3,107,183
City of Philadelphia PA Series 2013A 5.00%, 7/15/19-7/15/21	4,495	5,231,347
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	7,192,738
Series 2010D 5.00%, 6/15/19-6/15/20	18,065	20,713,453
Series 2011A 5.00%, 6/15/16-6/15/19	6,300	6,977,575
Commonwealth of Pennsylvania Series 2010A 5.00%, 2/15/17	4,220	4,553,591
Series 2014 5.00%, 6/15/17-7/01/17	25,140	27,436,971
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 1/01/16-7/01/19	28,850	32,068,908
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 6/30/26-12/31/28	51,190	58,181,104

48	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania Turnpike Commission Series 2009B 5.00%, 6/01/15-6/01/20	$54,525	$59,866,566
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/15-9/01/20	35,680	39,607,459
5.125%, 9/01/22	9,080	10,568,757
Southeastern Pennsylvania Transportation Authority Series 2010 5.00%, 3/01/23-3/01/24	12,245	14,078,688

		293,487,192

Puerto Rico – 0.2%
Puerto Rico Sales Tax Financing Corp. Series 2009A 5.375%, 8/01/19 (Pre-refunded/ETM)	10,315	12,135,288

Rhode Island – 0.6%
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	7,545,963
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,769,670
5.75%, 8/01/19 (Pre-refunded/ETM)	4,940	5,601,614
Rhode Island Economic Development Corp. (State of Rhode Island DOT Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/17	7,955	8,657,745
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 6/01/21-6/01/23	14,635	17,171,516

		40,746,508

South Carolina – 1.4%
Beaufort County School District/SC Series 2015A 5.00%, 3/01/18	3,210	3,583,291
Greenville County School District (Greenville County School District Lease) Series 2006 5.00%, 12/01/15	5,000	5,157,800

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	49

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Horry County School District/SC Series 2015A 5.00%, 3/01/23-3/01/24	$20,975	$25,822,393
Newberry Investing IN Children’s Education Series 2005 5.25%, 12/01/15 (Pre-refunded/ETM)	2,315	2,392,506
SCAGO Educational Facilities Corp. for Pickens School District Series 2015 5.00%, 12/01/22-12/01/27(c)	7,000	8,348,520
South Carolina State Public Service Authority Series 2015A 5.00%, 12/01/24	4,490	5,482,470
Series 2015B 5.00%, 12/01/22-12/01/23(c)	32,645	39,433,535

		90,220,515

Tennessee – 0.0%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	2,115	2,462,960

Texas – 11.2%
Aldine Independent School District Series 2013 5.00%, 2/15/17	4,945	5,347,424
Austin Independent School District Series 2014B 5.00%, 8/01/20-8/01/21	6,700	7,949,302
Bell County Health Facility Development Corp. Series 1989 6.50%, 5/01/15 (Pre-refunded/ETM)	1,000	1,135,250
Brownsville Independent School District Series 2013A 5.00%, 2/15/19	4,000	4,579,520
Bryan Independent School District Series 2015B 4.00%, 2/15/18	1,315	1,429,379
Camino Real Regional Mobility Authority Series 2008 5.00%, 8/15/15-2/15/21	34,860	36,138,571

50	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	$19,480	$22,525,308
Series 2015C 5.00%, 8/15/23-8/15/25	4,860	5,713,462
City of Garland TX Series 2010 5.00%, 2/15/24	3,800	4,417,006
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/23-9/01/25	3,800	4,527,816
City of Houston TX Airport System Revenue Series 2009A 5.00%, 7/01/21	2,090	2,342,660
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	6,400	6,878,272
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/23-5/15/28	24,850	30,027,881
City of San Antonio TX Series 2014 5.00%, 2/01/21	3,905	4,654,252
City of San Antonio TX Water System Revenue Series 2011A 5.00%, 5/15/23-5/15/26	21,200	24,699,461
Series 2013E 5.00%, 5/15/25	3,000	3,621,210
City of Waco TX Series 2015 5.00%, 2/01/21	5,505	6,561,244
City Public Service Board of San Antonio TX Series 2008 5.00%, 2/01/21	5,040	5,591,678
Series 2009D 5.00%, 2/01/20	47,315	53,868,601
Clear Creek Independent School District Series 2004A 5.00%, 2/15/16	1,280	1,332,774
County of Harris TX Series 2010A 5.00%, 10/01/23-10/01/25	17,725	21,101,312
Series 2014A 5.00%, 10/01/17	4,820	5,327,401

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	51

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Dallas Independent School District Series 2011 5.00%, 2/15/22	$5,165	$6,186,121
Dallas/Fort Worth International Airport Series 2009A 5.00%, 11/01/15	6,415	6,588,911
Series 2012F 5.00%, 11/01/21-11/01/25	17,905	20,566,317
Series 2014A 5.25%, 11/01/28	11,550	13,426,413
El Paso Independent School District Series 2015 5.00%, 8/15/22	3,725	4,542,973
Grand Parkway Transportation Corp. Series 2014A 3.00%, 12/15/16	168,095	175,082,709
Houston Independent School District Series 2014 5.00%, 2/15/17-2/15/18	29,205	32,126,444
Lower Colorado River Authority AGM Series 1999A 5.875%, 5/15/16	2,325	2,389,937
North Texas Tollway Authority Series 2011D 5.00%, 9/01/24	5,000	5,974,650
5.25%, 9/01/25-9/01/26	35,940	43,488,333
Series 2014A 5.00%, 1/01/21-1/01/24	16,695	19,839,602
Retama Development Corp. Series 1993 8.75%, 12/15/15 (Pre-refunded/ETM)	1,200	1,268,376
SA Energy Acquisition Public Facility Corp. (Goldman Sachs Group, Inc. (The)) Series 2007 5.25%, 8/01/15	1,880	1,907,241
Spring Independent School District Series 2011 5.00%, 8/15/20-8/15/21	8,365	9,880,489
State of Texas Series 2011 5.00%, 10/01/22-10/01/25	47,335	57,458,937
Series 2014 4.00%, 10/01/17	5,400	5,837,022
Series 2014A 5.00%, 10/01/21-10/01/22	12,120	14,697,228

52	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	$1,160	$1,189,940
Texas A&M University Series 2009D 5.00%, 5/15/18	2,000	2,248,800
Texas Public Finance Authority (State of Texas Unemployment) Series 2014B 4.00%, 7/01/17-1/01/18	28,250	29,588,895
Texas Transportation Commission State Highway Fund Series 2007 5.00%, 4/01/16-4/01/24	18,250	19,426,177

		733,485,299

Utah – 0.1%
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 6/15/26-6/15/28	5,455	6,542,918

Virginia – 1.0%
County of Fairfax VA Series 2012A 5.00%, 4/01/17	6,760	7,350,554
Series 2015C 3.00%, 10/01/16(c)	13,490	13,875,274
4.00%, 10/01/17(c)	25,985	27,779,784
5.00%, 10/01/18(c)	13,855	15,528,961

		64,534,573

Washington – 5.6%
Chelan County Public Utility District No 1 Series 2011A 5.00%, 7/01/20	3,110	3,595,720
Series 2011B 5.00%, 7/01/21	5,000	5,825,200
5.25%, 7/01/22	3,670	4,345,500
City of Seattle WA Series 2014 5.00%, 5/01/16-5/01/17	9,675	10,303,860
County of Cowlitz WA (County of Cowlitz WA Spl Swr) Series 2002 5.50%, 11/01/19	1,435	1,548,695

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	53

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

County of King WA Series 2015 5.00%, 7/01/21-7/01/23	$4,770	$5,805,457
County of King WA Sewer Revenue Series 2011B 5.00%, 1/01/23	4,415	5,219,634
Energy Northwest AMBAC Series 2005A 5.00%, 7/01/15 (Pre-refunded/ETM)	2,315	2,342,595
Energy Northwest (Bonneville Power Administration) Series 2007A 5.00%, 7/01/16	5,450	5,765,773
Series 2007C 5.00%, 7/01/17	2,625	2,874,979
Series 2012A 5.00%, 7/01/18-7/01/21	92,585	105,897,659
Franklin County School District No 1 Pasco Series 2015 5.00%, 12/01/23	4,750	5,817,752
Grant County Public Utility District No 2 Series 2011I 5.00%, 1/01/20-1/01/23	13,725	16,164,469
Port of Seattle WA Series 2010B 5.00%, 6/01/22	1,995	2,301,871
Series 2010C 5.00%, 2/01/17	2,590	2,786,063
Snohomish County School District No 2 Everett Series 2014 5.00%, 12/01/21	3,600	4,329,180
State of Washington Series 2008C 5.00%, 1/01/17	3,225	3,474,937
Series 2009R 5.00%, 1/01/17	5,810	6,262,367
Series 2010R 5.00%, 7/01/20	6,370	7,523,734
Series 2012 5.00%, 7/01/22-7/01/23	27,935	33,879,301
Series 2012R 5.00%, 7/01/23-7/01/24	22,715	27,466,524
Series 2012R-2012D 5.00%, 7/01/17	5,000	5,477,300

54	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012R-2013A 5.00%, 7/01/17	$3,545	$3,883,406
Series 2014 4.00%, 7/01/17	17,610	18,900,989
Series 2014R 5.00%, 7/01/17	5,180	5,674,483
Series 2015B 5.00%, 2/01/22	4,480	5,408,794
AGM Series 2006 5.00%, 7/01/15	5,405	5,467,482
AMBAC Series 2007C 5.00%, 1/01/16	7,770	8,045,913
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/21-9/01/23	36,660	43,743,526
Series 2013C 5.00%, 9/01/19	6,060	6,953,608
State of Washington COP Series 2015 5.00%, 7/01/18	3,565	4,004,457

		371,091,228

Wisconsin – 0.8%
State of Wisconsin Series 20141 5.00%, 5/01/16	3,030	3,183,621
Series 20142 5.00%, 5/01/17	23,330	25,432,966
Series 2014B 5.00%, 5/01/17	3,610	3,935,405
Wisconsin Department of Transportation Series 2007I 5.00%, 7/01/16-7/01/17	8,885	9,477,437
AGM Series 2005A 5.25%, 7/01/16	9,690	10,281,284
WPPI Energy Series 2014A 5.00%, 7/01/29	1,000	1,178,950

		53,489,663

Total Long-Term Municipal Bonds (cost $5,983,934,183)		6,230,897,194

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	55

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 1.7%
Alaska – 0.2%
City of Valdez AK (Exxon Mobil Corp.)
Series 1993B 0.02%, 12/01/33(i)	$5,700	$5,700,000
Series 1993C 0.02%, 12/01/33(i)	5,475	5,475,000

		11,175,000

Connecticut – 0.1%
Connecticut State Health & Educational Facility Authority (Yale University) Series 2001V-1 0.01%, 7/01/36(i)	8,260	8,260,000

Louisiana – 0.1%
City of Baton Rouge/Parish of East Baton Rouge LA (Exxon Mobil Corp.) Series 1989 0.01%, 11/01/19(i)	7,800	7,800,000

Mississippi – 0.3%
County of Jackson MS (Chevron Corp.) Series 1993 0.01%, 6/01/23(i)	12,500	12,500,000
Mississippi Business Finance Corp. (Chevron USA, Inc.) Series 2007E 0.02%, 12/01/30(i)	7,000	7,000,000

		19,500,000

Texas – 1.0%
Gulf Coast Industrial Development Authority (Exxon Mobil Corp.) Series 2012 0.02%, 11/01/41(i)	44,800	44,800,000
Lower Neches Valley Authority Industrial Development Corp. (Exxon Capital Ventures, Inc.) Series 2012 0.01%, 5/01/46(i)	19,300	19,300,000

		64,100,000

Total Short-Term Municipal Notes (cost $110,835,000)		110,835,000

Total Municipal Obligations (cost $6,094,769,183)		6,341,732,194

56	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES-INVESTMENT GRADE – 3.4%
Financial Institutions – 2.3%
Banking – 2.3%
Bank of America Corp. 1.50%, 10/09/15	$33,318	$33,459,435
4.50%, 4/01/15	18,940	18,940,000
Capital One Bank USA NA 1.20%, 2/13/17	4,905	4,892,537
Citigroup, Inc. 4.587%, 12/15/15	14,497	14,868,877
JPMorgan Chase & Co. 0.772%, 3/01/18(j)	2,000	2,000,552
1.35%, 2/15/17	41,328	41,487,691
3.15%, 7/05/16	3,950	4,052,522
Morgan Stanley 5.375%, 10/15/15	25,375	25,995,393
Series G 5.45%, 1/09/17	8,860	9,477,826

		155,174,833

Industrial – 1.1%
Capital Goods – 0.2%
Caterpillar, Inc. 0.95%, 6/26/15	13,617	13,639,196

Communications-Telecommunications – 0.2%
Verizon Communications, Inc. 2.50%, 9/15/16	14,764	15,078,207

Consumer Cyclical-Automotive – 0.2%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	12,630	12,653,277

Consumer Non-Cyclical – 0.2%
Becton Dickinson and Co. 0.721%, 6/15/16(j)	10,000	10,012,210

Technology – 0.3%
Cisco Systems, Inc. 1.10%, 3/03/17	19,455	19,580,388

		70,963,278

Total Corporates - Investment Grade (cost $225,275,272)		226,138,111

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	57

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.2%
Time Deposit – 1.2%
State Street Time Deposit 0.01%, 4/01/15 (cost $77,627,733)	$77,628	$77,627,733

Total Investments – 101.2% (cost $6,397,672,188)		6,645,498,038
Other assets less liabilities – (1.2)%		(81,589,597)

Net Assets – 100.0%		$6,563,908,441

(a)	Illiquid security.

(b)	Security is in default and is non-income producing.

(c)	When-Issued or delayed delivery security.

(d)	Non-income producing security.

(e)	Fair valued by the Adviser.

(f)	Variable rate coupon, rate shown as of March 31, 2015.

(g)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(h)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2015 and the aggregate market value of these securities amounted to $32,921,306 or 0.50% of net assets.

(i)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(j)	Floating Rate Security. Stated interest rate was in effect at March 31, 2015.

As of March 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded are 9.2% and 23.6%, respectively.

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
COP	– Certificate of Participation
DOT	– Department of Transportation
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation
SRF	– State Revolving Fund
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

58	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2015 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.1%
Long-Term Municipal Bonds – 97.1%
New York – 81.5%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/16-12/15/22	$13,090	$14,441,188
Battery Park City Authority Series 2013A 5.00%, 11/01/22	4,325	5,325,329
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/23-11/01/25	3,335	3,734,302
5.25%, 11/01/29	1,900	2,087,378
City of New York NY Series 2004G 5.25%, 8/01/15	5	5,018
Series 2005J 5.00%, 3/01/16	1,665	1,670,461
Series 2007A-1 5.00%, 8/01/18	4,570	5,021,288
Series 2007C 5.00%, 1/01/16	4,410	4,566,599
Series 2007E 5.00%, 8/01/16	5,500	5,835,610
Series 2008A-1 5.00%, 8/15/16	4,400	4,676,364
Series 2008B-1 5.25%, 9/01/16	10,000	10,679,200
Series 2011A 5.00%, 8/01/26	14,275	16,879,331
Series 2011D-1 5.00%, 10/01/24	2,860	3,414,039
Series 2011E-3 5.00%, 8/01/23	6,855	8,164,099
Series 2012I 5.00%, 8/01/16	12,545	13,310,496
Series 2013B 5.00%, 8/01/20	10,000	11,732,500
Series 2013D 5.00%, 8/01/19	7,165	8,252,074
Series 2013F 5.00%, 3/01/17	2,675	2,894,671
Series 2013I 5.00%, 8/01/20	18,775	22,027,769
City of Yonkers NY Series 2011A 5.00%, 10/01/15-10/01/17	5,880	6,255,492

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	59

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

County of Albany NY Series 2012B 5.00%, 11/01/15	$1,085	$1,114,816
County of Monroe NY BAM Series 2015 5.00%, 6/01/21-6/01/22	5,860	6,867,010
County of Nassau NY Series 2011A 5.00%, 4/01/21-4/01/22	5,915	6,923,772
Series 2012A 5.00%, 4/01/15	5,680	5,680,000
Series 2013A 5.00%, 4/01/18-4/01/20	8,660	9,821,767
Series 2014A 5.00%, 4/01/25	10,190	12,219,848
Erie County Fiscal Stability Authority (Erie County Fiscal Stability Authority Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	7,130,619
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 5/01/22	5,800	6,900,666
AGM Series 2008A 5.00%, 5/01/16	1,280	1,343,334
Housing Development Corp/NY Series 2013A 5.00%, 7/01/25	2,000	2,396,720
Jefferson County Industrial Development Agency (ReEnergy Black River LLC/Old) Series 2014 4.75%, 1/01/20	1,450	1,456,003
5.25%, 1/01/24	1,250	1,262,100
Long Island Power Authority Series 2010-10-A 5.00%, 5/01/15 (Pre-refunded/ETM)	6,450	6,474,510
NATL Series 2006F 5.00%, 5/01/15 (Pre-refunded/ETM)	1,780	1,786,764
5.00%, 5/01/15-5/01/16	22,910	23,487,569
Metropolitan Transportation Authority Series 2006B 5.00%, 11/15/16-11/15/17	6,645	7,130,015
Series 2010D 5.25%, 11/15/24	10,755	12,678,102

60	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2010G 5.00%, 11/15/21	$9,305	$10,872,427
5.25%, 11/15/22-11/15/26	33,880	39,948,369
Series 2011C 5.00%, 11/15/24	2,890	3,416,905
Series 2011D 5.00%, 11/15/22-11/15/25	11,775	13,967,253
AGM Series 2002B 0.352%, 11/01/22(a)(b)	15,325	14,990,547
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/24	14,130	17,177,558
NATL Series 2004A 5.25%, 11/15/15-11/15/16	13,150	14,014,480
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/24	4,550	5,425,556
New York City Transitional Finance Authority Building Aid Revenue Series 2011S-1A 5.00%, 7/15/25	4,420	5,265,325
Series 2012S 5.00%, 7/15/25	7,390	8,852,259
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2007B 5.00%, 11/01/15 (Pre-refunded/ETM)	3,755	3,858,563
5.00%, 11/01/15	1,905	1,957,788
Series 2011A 5.00%, 11/01/20	1,160	1,375,458
Series 2011A-1 5.00%, 11/01/23	15,315	18,384,126
Series 2011B 5.00%, 2/01/20-2/01/24	15,135	17,839,495
Series 2011C 5.00%, 11/01/20	9,480	11,240,815
Series 2012B 5.00%, 11/01/16 (Pre-refunded/ETM)	670	719,305
5.00%, 11/01/16-11/01/24	13,660	16,193,905
Series 2012D 5.00%, 11/01/20-11/01/23	34,790	41,950,286

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	61

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012E 5.00%, 11/01/15-2/01/26	$14,225	$16,466,148
Series 2014A 5.00%, 8/01/27-8/01/29	6,655	7,936,725
Series 2014C 5.00%, 11/01/26	6,345	7,671,866
Series 2014D-1 5.00%, 2/01/28-2/01/29	9,535	11,302,254
Series 2015C 5.00%, 11/01/26	20,000	24,569,600
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2008C 5.75%, 12/01/16	23,025	24,924,102
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/21	4,745	5,570,013
New York City Water & Sewer System Series 2006BB 5.00%, 6/15/16 (Pre-refunded/ETM)	2,210	2,335,152
5.00%, 6/15/20	16,775	17,718,594
Series 2008AA 5.00%, 6/15/18 (Pre-refunded/ETM)	11,675	13,185,395
5.00%, 6/15/21-6/15/22	9,810	11,048,241
Series 2010FF 5.00%, 6/15/25	24,730	28,956,110
Series 2011HH 5.00%, 6/15/26	9,055	10,753,265
Series 2014D 5.00%, 6/15/22-6/15/29	14,350	17,285,385
Series 2015F 5.00%, 6/15/27-6/15/28	7,830	9,620,754
New York Liberty Development Corp. (National Sports Museum) Series 2006A 6.125%, 2/15/19(c)(d)	1,980	20
New York Local Government Assistance Corp. Series 2008A 5.00%, 4/01/19-4/01/20	16,145	18,032,759
New York Power Authority (The) NATL Series 2007C 5.00%, 11/15/16	6,245	6,705,069

62	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority Series 2007 4.00%, 8/15/15 (Pre-refunded/ETM)	$2,675	$2,712,530
AGM Series 2007A 5.00%, 2/15/16 (Pre-refunded/ETM)	70	72,902
NATL Series 1998 5.20%, 5/01/15 (Pre-refunded/ETM)	1,000	1,042,730
New York State Dormitory Authority (Ithaca College) Series 2009 5.00%, 7/01/17	12,195	12,327,316
New York State Dormitory Authority (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,517,950
New York State Dormitory Authority (Mount Sinai School of Medicine) Series 2010A 5.00%, 7/01/19	4,390	4,976,855
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2008D 5.00%, 2/15/16	10,215	10,635,654
Series 2009A 5.00%, 7/01/22	6,050	6,987,629
AGM Series 2007A 5.00%, 2/15/16	3,760	3,914,837
New York State Dormitory Authority (New York University) NATL Series 1998A 6.00%, 7/01/18	1,000	1,156,430
New York State Dormitory Authority (St John’s University/NY) Series 2015A 5.00%, 7/01/24(e)	1,130	1,366,272
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/20	4,750	5,292,117
Series 2008C 5.00%, 3/15/16-3/15/18	35,690	39,144,273
Series 2009D 5.00%, 6/15/20	2,230	2,575,048
Series 2009G 5.00%, 3/15/18	7,840	8,773,509

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	63

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012A 5.00%, 12/15/21	$5,905	$7,117,296
Series 2012B 5.00%, 3/15/22	3,905	4,731,142
Series 2012D 5.00%, 2/15/22-2/15/25	22,135	26,571,178
Series 2014A 5.00%, 2/15/28-2/15/29	13,825	16,316,049
Series 2014C 5.00%, 3/15/28-3/15/29	14,485	17,189,127
Series 2015A 5.00%, 3/15/23	7,210	8,850,347
New York State Dormitory Authority (State University of New York) Series 2011A 5.00%, 7/01/24	3,125	3,690,781
New York State Energy Research & Development Authority (New York State Electric & Gas Corp.) NATL Series 2010C 0.49%, 4/01/34(a)(b)	20,500	19,294,477
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2004 5.00%, 6/15/25	6,845	6,869,779
Series 2007B 5.00%, 6/15/16	1,610	1,700,933
Series 2009A 5.25%, 6/15/24	7,300	8,507,274
New York State Thruway Authority NATL Series 2005A 5.00%, 4/01/15 (Pre-refunded/ETM)	1,060	1,060,000
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2008B 5.00%, 4/01/17	21,620	23,503,102
Series 2012A 5.00%, 4/01/21-4/01/25	26,175	31,185,540
AMBAC Series 2005B 5.50%, 4/01/20	9,055	10,844,630
NATL Series 2005B 5.00%, 4/01/16	10,335	10,576,942
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/25	5,155	6,079,704

64	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2013A 5.00%, 5/01/19	$25,000	$28,505,250
Series 2014 5.00%, 1/01/26-1/01/28	4,305	5,158,965
Series 2014J 5.00%, 1/01/26-1/01/27	33,860	40,360,954
New York State Thruway Authority (State of New York Pers Income Tax) Series 2007A 5.00%, 3/15/16	9,410	9,838,437
Series 2010A 5.00%, 3/15/25	5,425	6,405,677
New York State Urban Development Corp. AMBAC Series 2005A-1 5.00%, 12/15/15 (Pre-refunded/ETM)	6,265	6,478,386
New York State Urban Development Corp. (New York State Urban Development Corp. Lease) Series 2008B 5.00%, 1/01/19	3,525	3,967,952
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2007B 5.00%, 3/15/16	2,085	2,179,930
Series 2013C 5.00%, 3/15/20	9,915	11,587,561
Port Authority of New York & New Jersey Series 2011 5.00%, 9/15/24	2,000	2,316,740
Series 2011O 5.00%, 10/15/21	5,215	6,189,736
Series 2013-178 5.00%, 12/01/23	10,480	12,671,997
Series 2014 5.00%, 9/01/27	7,500	8,822,700
Series 20141 5.00%, 10/15/23	3,455	4,168,077
Series 2014186 5.00%, 10/15/21-10/15/22	12,575	14,965,493
XLCA Series 2006 5.00%, 10/01/17	6,425	6,710,141
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/25-10/15/26	13,040	16,292,635

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	65

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Schenectady County Capital Resource Corp. (Ellis Hospital) Series 2012 1.75%, 2/15/18	$1,250	$1,244,088
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/16-7/01/17	2,900	3,119,870
Tompkins County Industrial Development Agency (Ithaca College) Series 2007 5.00%, 7/01/16	2,710	2,741,301
Triborough Bridge & Tunnel Authority Series 1992Y 5.50%, 1/01/17 (Pre-refunded/ETM)	4,250	4,451,238
Series 2008A 5.00%, 5/15/18 (Pre-refunded/ETM)	2,150	2,424,555
Series 2008C 5.00%, 11/15/16	5,000	5,368,550
Series 2008D 5.00%, 11/15/15-11/15/16	22,595	23,883,834
Series 2011A 5.00%, 1/01/27	7,000	8,255,660
Series 2012B 5.00%, 11/15/19-11/15/23	28,235	34,166,842
Series 2013A 5.00%, 11/15/28	5,000	5,833,050
Series 2013B 5.00%, 11/15/22	7,525	9,213,610
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/16-9/01/21	16,590	18,102,933
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 5.25%, 9/15/16	665	660,139
Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/26-12/15/29	34,825	41,813,106

		1,401,662,455

Alabama – 0.7%
Alabama Public School & College Authority Series 2009B 5.00%, 5/01/18	11,055	12,402,605

66	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California – 1.6%
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	$16,365	$18,550,546
5.25%, 7/01/19 (Pre-refunded/ETM)	1,820	2,135,042
Golden State Tobacco Securitization Corp. Series 2013A 5.00%, 6/01/19	1,225	1,407,990
San Francisco City & County Airports Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.00%, 5/01/21	1,280	1,475,917
State of California Series 2009A 5.25%, 7/01/19 (Pre-refunded/ETM)	3,180	3,731,507

		27,301,002

Colorado – 0.1%
Todd Creek Village Metropolitan District No 1 Series 2004 5.60%, 12/01/14(d)	2,765	1,382,500

District of Columbia – 0.4%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/19-10/01/21	5,795	6,676,691

Florida – 5.2%
Citizens Property Insurance Corp. Series 2009A-1 6.00%, 6/01/16	32,755	34,885,385
Series 2010A-1 5.00%, 6/01/16	7,230	7,616,588
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/16-10/01/17	4,805	5,153,103
County of Miami-Dade FL Aviation Revenue (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/20	1,680	1,980,384
Durbin Crossing Community Development District Series 20061 5.25%, 11/01/15(c)(d)	2,060	741,600

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	67

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Heritage Plantation Community Development District Series 2006B 5.10%, 11/01/13(c)(d)	$955	$343,800
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(d)(f)	185	92,500
Series 2010A-1 6.125%, 5/01/35(d)	75	75,089
Series 2010A-2 6.125%, 5/01/35(d)	185	185,183
Series 2010B 5.125%, 5/01/17(d)	240	242,465
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	1,010	1,024,221
Polk County School District (Polk County School District Sales Tax) AGM Series 2007 5.00%, 10/01/16	2,690	2,864,447
State Board of Administration Finance Corp. (Florida Hurricane Catastrophe Fund) Series 2010A 5.00%, 7/01/15 (Pre-refunded/ETM)	13,660	13,822,827
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	16,355	18,377,132
Sterling Hill Community Development District Series 2003B 5.50%, 11/01/10(c)(d)(g)	160	68,016
Volusia County School Board COP Series 2014B 5.00%, 8/01/26	1,000	1,188,500

		88,661,240

Georgia – 0.4%
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/17	6,975	7,480,060

Guam – 0.1%
Guam Department of Education COP Series 2010A 6.00%, 12/01/20	1,625	1,767,415

68	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 1.5%
State of Illinois Series 2012 5.00%, 8/01/15-8/01/25	$24,765	$25,916,301
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(c)(d)	1,307	352,890
Town of Cortland IL Special Service Areas No 9 & 10 Series 2007 5.125%, 3/01/14(c)(d)	2,545	127,250

		26,396,441

Indiana – 0.7%
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/18-10/15/21	10,745	12,428,461

Louisiana – 0.1%
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(c)(d)	1,515	378,750
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(c)(d)	1,155	231,000
Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(c)(d)	1,500	270,000

		879,750

Michigan – 0.2%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/22	2,985	3,395,975

Nevada – 0.5%
County of Clark Department of Aviation (McCarran Intl Airport) AGM Series 2009C 5.00%, 7/01/23	7,400	8,402,182

New Jersey – 0.3%
New Jersey Economic Development Authority Series 2013 5.00%, 3/01/21	2,500	2,803,450

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	69

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority Series 2011A 5.00%, 6/15/21	$2,195	$2,470,670

		5,274,120

Ohio – 0.0%
Columbiana County Port Authority (ELS Transportation LLC) Series 2004A 7.00%, 8/01/21(c)(d)	200	80,000

Pennsylvania – 1.1%
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/16-9/01/21	14,925	16,973,803
5.25%, 9/01/23	2,345	2,749,747

		19,723,550

Puerto Rico – 0.7%
Government Development Bank for Puerto Rico NATL Series 1985 4.75%, 12/01/15	7,460	7,507,296
Puerto Rico Electric Power Authority NATL Series 2002KK 5.50%, 7/01/16	3,695	3,804,520

		11,311,816

Tennessee – 1.2%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	17,375	20,233,535

Texas – 0.0%
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	10	10,258

Washington – 0.8%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	12,978,651

Total Municipal Obligations (cost $1,599,725,978)		1,668,448,707

70	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 0.6%
Industrial – 0.4%
Consumer Cyclical-Automotive – 0.2%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	$4,040	$4,047,446

Consumer Non-Cyclical – 0.2%
Becton Dickinson and Co. 0.721%, 6/15/16(h)	2,683	2,686,276

		6,733,722

Financial Institutions – 0.2%
Finance – 0.2%
General Electric Capital Corp. 1.625%, 7/02/15	4,304	4,317,058

Total Corporates - Investment Grade (cost $11,033,391)		11,050,780

SHORT-TERM INVESTMENTS – 1.3%
Time Deposit – 1.3%
State Street Time Deposit 0.01%, 4/01/15 (cost $22,012,290)	22,012	22,012,290

Total Investments – 99.0% (cost $1,632,771,659)		1,701,511,777
Other assets less liabilities – 1.0%		17,635,388

Net Assets – 100.0%		$1,719,147,165

(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2015 and the aggregate market value of these securities amounted to $34,285,024 or 1.99% of net assets.

(b)	Variable rate coupon, rate shown as of March 31, 2015.

(c)	Security is in default and is non-income producing.

(d)	Illiquid security.

(e)	When-Issued or delayed delivery security.

(f)	Non-income producing security.

(g)	Fair valued by the Adviser.

(h)	Floating Rate Security. Stated interest rate was in effect at March 31, 2015.

As of March 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 10.3% and 6.1%, respectively.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	71

Intermediate New York Municipal Portfolio—Portfolio of Investments

Glossary:

AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
BAM	– Build American Mutual
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

72	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2015 (unaudited)

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Assets
Investments in securities, at value	$1,143,798,637		$6,645,498,038	$1,701,511,777
Receivables:
Interest	15,117,285		72,274,313	20,502,614
Capital shares sold	2,146,824		11,417,283	1,906,082
Investment securities sold	– 0	–	3,049,524	85,000

Total assets	1,161,062,746		6,732,239,158	1,724,005,473

Liabilities
Payables:
Investment securities purchased	23,774,167		153,632,732	1,370,419
Capital shares redeemed	732,077		7,819,338	1,489,164
Dividends to shareholders	628,298		3,233,915	985,825
Management fee	458,700		2,248,132	678,488
Shareholder servicing fee	82,590		397,502	119,428
Distribution fee	39,176		425,414	95,458
Transfer Agent fee	5,976		68,382	10,002
Accrued expenses	70,871		505,302	109,524

Total liabilities	25,791,855		168,330,717	4,858,308

Net Assets	$1,135,270,891		$6,563,908,441	$1,719,147,165

Cost of investments	$1,090,643,906		$6,397,672,188	$1,632,771,659

Net Assets Consist of:
Capital stock, at par	$78,352		$450,838	$121,186
Additional paid-in capital	1,099,895,230		6,339,534,380	1,664,004,485
Distributions in excess of net investment income	(196,679)		(147,685)	(144,328)
Accumulated net realized loss on investment transactions	(17,660,743)		(23,754,942)	(13,574,296)
Net unrealized appreciation of investments	53,154,731		247,825,850	68,740,118

	$1,135,270,891		$6,563,908,441	$1,719,147,165

See notes to financial statements.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	73

Statement of Assets & Liabilities

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class Shares
Net Assets	$1,006,600,212	$4,870,801,776	$1,449,548,962
Shares of capital stock outstanding	69,471,522	334,588,296	102,176,549

Net asset value and offering price per share	$14.49	$14.56	$14.19

Class A Shares
Net Assets	$106,562,570	$1,568,169,278	$205,127,023
Shares of capital stock outstanding	7,354,545	107,670,461	14,463,848

Net asset value and redemption price per share	$14.49	$14.56	$14.18
Sales charge – 3.00% of public offering price	0.45	0.45	0.44

Maximum offering price	$14.94	$15.01	$14.62

Class B Shares
Net Assets	$2,960	$104,734	$116,771
Shares of capital stock outstanding	204.37	7,190	8,236

Net asset value and offering price per share	$14.48	$14.57	$14.18

Class C Shares
Net Assets	$22,105,149	$124,832,653	$64,354,409
Shares of capital stock outstanding	1,525,780	8,571,939	4,537,064

Net asset value and offering price per share	$14.49	$14.56	$14.18

See notes to financial statements.

74	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For The Six Months Ended March 31, 2015 (unaudited)

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$16,283,694	$84,825,903	$26,153,996

Expenses:
Management fee (see Note 2A)	2,782,836	13,498,906	4,118,057
Shareholder servicing fee (see Note 2B)	498,184	2,368,528	721,932
Custodian fee	98,294	163,068	108,497
Transfer Agent fee – Non-Retail Class	12,272	55,978	18,865
Transfer Agent fee – Class A	16,825	757,862	35,455
Transfer Agent fee – Class B	7	72	35
Transfer Agent fee – Class C	3,609	63,404	11,572
Distribution fees – Class A	152,095	2,213,802	295,853
Distribution fees – Class B	17	535	715
Distribution fees – Class C	112,582	651,585	333,260
Directors’ fees and expenses	31,373	178,117	47,920
Auditing and tax fees	19,684	89,553	28,337
Printing fees	10,927	101,884	19,676
Legal fees	10,443	59,523	15,252
Registration fees	8,334	158,994	22,403
Miscellaneous	22,846	102,559	33,116

Total expenses	3,780,328	20,464,370	5,810,945

Net investment income	12,503,366	64,361,533	20,343,051

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on investment transactions	495,421	2,913,235	2,011,627
Net change in unrealized appreciation/depreciation of investments	(338,639)	7,160,772	290,602

Net realized and unrealized gain on investment transactions	156,782	10,074,007	2,302,229

Net increase in net assets resulting from operations	$12,660,148	$74,435,540	$22,645,280

See notes to financial statements.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	75

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,503,366	$24,403,116
Net realized gain (loss) on investment transactions	495,421	(14,904,242)
Net change in unrealized appreciation/depreciation of investments	(338,639)	29,812,616

Net increase in net assets resulting from operations	12,660,148	39,311,490
Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(11,260,956)	(21,647,587)
Class A	(1,093,010)	(2,407,944)
Class B	(16)	(148)
Class C	(149,384)	(347,437)

Total dividends to shareholders	(12,503,366)	(24,403,116)

Capital-Share Transactions:
Net proceeds from sales of shares	121,999,981	251,560,005
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	9,564,357	17,839,907

Total proceeds from shares sold	131,564,338	269,399,912
Cost of shares redeemed	(115,899,397)	(216,633,362)

Net increase in net assets from capital-share transactions	15,664,941	52,766,550

Net increase in net assets	15,821,723	67,674,924
Net Assets:
Beginning of period	1,119,449,168	1,051,774,244

End of period (a)	$1,135,270,891	$1,119,449,168

(a) Includes distributions in excess of net investment income of:	$(196,679)	$(196,679)

See notes to financial statements.

76	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

	Diversified Municipal Portfolio
	Six Months Ended March 31, 2015 (Unaudited)		Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$64,361,533		$130,405,981
Net realized gain (loss) on investment transactions	2,913,235		(26,043,807)
Net change in unrealized appreciation/depreciation of investments	7,160,772		99,109,295

Net increase in net assets resulting from operations	74,435,540		203,471,469
Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(49,543,457)		(101,988,344)
Class A	(14,106,942)		(26,426,187)
Class B	(564)		(3,164)
Class C	(710,570)		(1,988,286)
Distributions from net realized gain on investment transactions
Municipal Class	– 0	–	(656,176)
Class A	– 0	–	(163,331)
Class B	– 0	–	(58)
Class C	– 0	–	(24,068)

Total dividends and distributions to shareholders	(64,361,533)		(131,249,614)

Capital-Share Transactions:
Net proceeds from sales of shares	770,613,941		1,877,152,500
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	50,115,905		94,061,203

Total proceeds from shares sold	820,729,846		1,971,213,703
Cost of shares redeemed	(560,604,338)		(1,294,636,202)

Net increase in net assets from capital-share transactions	260,125,508		676,577,501

Net increase in net assets	270,199,515		748,799,356
Net Assets:
Beginning of period	6,293,708,926		5,544,909,570

End of period (a)	$6,563,908,441		$6,293,708,926

(a) Includes distributions in excess of net investment income of:	$(147,685)		$(147,685)

See notes to financial statements.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	77

Statement of Changes in Net Assets

	New York Municipal Portfolio
	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$20,343,051	$40,370,377
Net realized gain (loss) on investment transactions	2,011,627	(15,555,362)
Net change in unrealized appreciation/depreciation of investments	290,602	29,364,176

Net increase in net assets resulting from operations	22,645,280	54,179,191
Dividends to shareholders:
Dividends from net investment income
Municipal Class	(17,538,474)	(34,528,804)
Class A	(2,306,271)	(4,681,908)
Class B	(1,061)	(4,812)
Class C	(497,414)	(1,154,684)

Total dividends to shareholders	(20,343,220)	(40,370,208)

Capital-Share Transactions:
Net proceeds from sales of shares	147,412,679	319,370,073
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	15,663,654	29,638,509

Total proceeds from shares sold	163,076,333	349,008,582
Cost of shares redeemed	(157,870,794)	(295,548,098)

Net increase in net assets from capital-share transactions	5,205,539	53,460,484

Net increase in net assets	7,507,599	67,269,467
Net Assets:
Beginning of period	1,711,639,566	1,644,370,099

End of period (a)	$1,719,147,165	$1,711,639,566

(a) Includes distributions in excess of net investment income of:	$(144,328)	$(144,159)

See notes to financial statements.

78	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2015 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Municipal Class A, B and C shares are shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Bernstein Intermediate Municipal Portfolios” or “Portfolios”). Prior to January 20, 2015, these share classes were known as AllianceBernstein Intermediate Municipal Class A, B and C shares. The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. Effective February 1, 2002, the Bernstein Portfolios commenced offering AB Intermediate Municipal Class A, AB Intermediate Municipal Class B and AB Intermediate Municipal Class C Shares (collectively, “Intermediate Municipal Retail Classes”). Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	79

Notes to Financial Statements

reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

80	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	81

Notes to Financial Statements

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2015:

California Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,083,481,089		$9,149,543	^	$1,092,630,632
Corporates – Investment Grade		– 0	–	31,559,299		– 0	–	31,559,299
Short-Term Investments		– 0	–	19,608,706		– 0	–	19,608,706

Total Investments in Securities		– 0	–	1,134,649,094		9,149,543		1,143,798,637
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total**	$	– 0	–	$1,134,649,094		$9,149,543		$1,143,798,637

Diversified Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$6,184,400,700		$46,496,494	^	$6,230,897,194
Short-Term Municipal Notes		– 0	–	110,835,000		– 0	–	110,835,000
Corporates – Investment Grade		– 0	–	226,138,111		– 0	–	226,138,111
Short-Term Investments		– 0	–	77,627,733		– 0	–	77,627,733

Total Investments in Securities		– 0	–	6,599,001,544		46,496,494		6,645,498,038
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total^^	$	– 0	–	$6,599,001,544		$46,496,494		$6,645,498,038

New York Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,654,887,055		$13,561,652		$1,668,448,707
Corporates – Investment Grade		– 0	–	11,050,780		– 0	–	11,050,780
Short-Term Investments		– 0	–	22,012,290		– 0	–	22,012,290

Total Investments in Securities		– 0	–	1,687,950,125		13,561,652		1,701,511,777
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total**	$	– 0	–	$1,687,950,125		$13,561,652		$1,701,511,777

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

**	There were no transfers between any levels during the reporting period.

^^	There were no transfers between Level 1 and Level 2 during the reporting period.

82	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	83

Notes to Financial Statements

positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2014, the Portfolios did not have any unrecognized tax benefits.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as

84	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

“return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The California Municipal and New York Municipal Portfolios pay the Adviser an investment management fee at an annual rate of 0.50% of the first $1 billion, 0.45% of the next $2 billion, 0.40% of the next $2 billion and 0.35% in excess of $5 billion of the average daily net assets of the Portfolios. The Diversified Municipal Portfolio pays the Adviser an investment management fee at an annual rate of 0.50% of the first $1 billion, 0.45% of the next $2 billion, 0.40% of the next $2 billion, 0.35% of the next $2 billion and .30% in excess of $7 billion of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended March 31, 2015, the compensation retained by ABIS amounted to: California Municipal Portfolio, $9,000; Diversified Municipal Portfolio, $188,605; and New York Municipal Portfolio, $15,479.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	85

Notes to Financial Statements

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of 0.10 of 1% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class Shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.25 of 1% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A Shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C Shares. Prior to January 30, 2015, the Retail Classes paid distribution service fees to the Retail Distributor at an annual rate of up to 0.30 of 1% of the Class A Shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
California Municipal	$507,040	$1,256,218
Diversified Municipal	456,804	2,920,750
New York Municipal	743,629	2,206,356

86	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the six months ended March 31, 2015, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class B			Class C
California Municipal	$122		$543	$	– 0	–	$688
Diversified Municipal	508		20,535		– 0	–	5,361
New York Municipal	– 0	–	1,140		– 0	–	1,163

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2015, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$103,198,125	$	– 0	–	$48,926,795	$	– 0	–
Diversified Municipal	820,868,663		– 0	–	125,420,186		100,265,625
New York Municipal	140,823,177		– 0	–	121,134,655		– 0	–

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	87

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Portfolio	Appreciation	(Depreciation)
California Municipal	$58,043,822	$(4,889,091)	$53,154,731
Diversified Municipal	278,919,690	(31,093,840)	247,825,850
New York Municipal	81,459,331	(12,719,213)	68,740,118

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolios did not engage in derivatives transactions for the six months ended March 31, 2015.

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended September 30, 2014 were as follows:

California Municipal Portfolio	2014		2013
Distributions paid from:
Ordinary income	$597,498		$614,296
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	597,498		614,296
Tax exempt distributions	23,805,618		27,540,947

Total distributions paid	$24,403,116		$28,155,243

Diversified Municipal Portfolio
Distributions paid from:
Ordinary income	$4,448,328		$4,007,496
Long-term capital gains	784,940		7,044,760

Total taxable distributions paid	5,233,268		11,052,256
Tax exempt distributions	126,016,346		133,842,222

Total distributions paid	$131,249,614		$144,894,478

New York Municipal Portfolio
Distributions paid from:
Ordinary income	$250,396		$278,751
Long-term capital gains	– 0	–	865,321

Total taxable distributions	250,396		1,144,072
Tax exempt distributions	40,119,812		45,181,371

Total distributions paid	$40,370,208		$46,325,443

88	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

As of September 30, 2014, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)	Accumulated Capital and Other Losses(b)	Unrealized Appreciation	Total Accumulated Earnings/ (Deficit)(c)
California Municipal	$435,202	$(18,156,164)	$53,493,370	$35,772,408
Diversified Municipal	3,330,596	(26,668,178)	240,665,078	217,327,496
New York Municipal	1,272,707	(15,585,923)	68,449,516	54,136,300

(a)	Includes tax exempt income as shown below:

Portfolio
California Municipal	$435,202
Diversified Municipal	3,330,596
New York Municipal	1,272,707

(b)

At September 30, 2014, the Diversified Municipal Portfolio elected to defer $478,891 of post-October short-term capital losses and $26,189,287 of post-October long-term capital losses. These losses are deemed to arise on October 1, 2014. As of September 30, 2014, certain Portfolios had capital loss carryforwards for federal income tax purposes.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the treatment of interest on defaulted securities and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2014, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
California Municipal	$2,406,179	n/a	2019
California Municipal	205,767	$15,544,218	No expiration
New York Municipal	126,711	15,459,212	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	89

Notes to Financial Statements

due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Increases in interest rates may cause the value of a Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate-duration bonds are more sensitive to interest rate changes than those of shorter duration, intermediate-duration Portfolios have greater interest rate risk than the short-duration Portfolios.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The New York Municipal and California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Intermediate California Municipal and Intermediate New York Municipal Portfolios are not “diversified.” This means state specific Municipal Portfolios can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less securities at an advantageous price. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be

90	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Because the Portfolios invest in municipal securities, the Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—A Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	91

Notes to Financial Statements

such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

Tax Risk—There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 2 billion to the Diversified Municipal Portfolio, of which 400 million is allocated to each of the three retail classes of shares and 800 million allocated to the Municipal Class Shares; 800 million to the California Municipal Portfolio divided evenly into four classes; 1 billion allocated to the New York Portfolio, of which 200 million is allocated to each of the three retail classes of shares and

92	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

400 million allocated to the Municipal Class Shares. Share transactions for each Portfolio for the six months ended March 31, 2015 and the year ended September 30, 2014, were as follows:

California Municipal Portfolio
Shares	Amount
Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014

Municipal Class Shares
Shares sold	6,613,473	13,878,594	$96,032,615	$199,678,089

Shares issued to shareholders on reinvestment of dividends	608,285	1,128,994	8,829,439	16,243,359

Shares redeemed	(5,345,795)	(10,632,108)	(77,642,632)	(152,873,715)

Net increase	1,875,963	4,375,480	27,219,422	63,047,733

Beginning of period	67,595,559	63,220,079	941,404,695	878,356,962

End of period	69,471,522	67,595,559	$968,624,117	$941,404,695

Class A Shares
Shares sold	1,697,568	3,382,217	$24,640,164	$48,533,716

Shares issued to shareholders on reinvestment of dividends	44,153	95,203	640,870	1,369,551

Shares converted from Class B	50	965	725	13,842

Shares redeemed	(2,474,470)	(3,816,889)	(35,895,025)	(54,770,398)

Net decrease	(732,699)	(338,504)	(10,613,266)	(4,853,289)

Beginning of period	8,087,244	8,425,748	119,068,022	123,921,311

End of period	7,354,545	8,087,244	$108,454,756	$119,068,022

Class B Shares
Shares sold	– 0	–	1	$	– 0	–	$15

Shares issued to shareholders on reinvestment of dividends	1	7	17	103

Shares converted to Class A	(50)	(965)	(725)	(13,842)

Shares redeemed	(1)	(363)	(15)	(5,252)

Net decrease	(50)	(1,320)	(723)	(18,976)

Beginning of period	254	1,574	423,650	442,626

End of period	204	254	$422,927	$423,650

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	93

Notes to Financial Statements

	California Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014

Class C Shares
Shares sold	91,466	232,142	$1,326,477	$3,334,343

Shares issued to shareholders on reinvestment of dividends	6,478	15,784	94,031	226,894

Shares redeemed	(162,516)	(624,724)	(2,361,000)	(8,970,155)

Net decrease	(64,572)	(376,798)	(940,492)	(5,408,918)

Beginning of period	1,590,352	1,967,150	23,418,475	28,827,393

End of period	1,525,780	1,590,352	$22,477,983	$23,418,475

	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014

Municipal Class Shares
Shares sold	37,322,955	68,272,497	$544,173,182	$985,218,391

Shares issued to shareholders on reinvestment of dividends and distributions	2,686,907	5,497,071	39,158,790	79,279,424

Shares redeemed	(23,224,850)	(53,339,024)	(338,751,331)	(769,255,743)

Net increase	16,785,012	20,430,544	244,580,641	295,242,072

Beginning of period	317,803,284	297,372,740	4,407,051,982	4,111,809,910

End of period	334,588,296	317,803,284	$4,651,632,623	$4,407,051,982

94	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014

Class A Shares
Shares sold	15,092,688	60,596,376	$220,145,156	$874,368,915

Shares issued to shareholders on reinvestment of dividends and distributions	717,176	926,091	10,456,807	13,375,234

Shares converted from Class B	536	5,812	7,804	83,872

Shares redeemed	(14,084,141)	(32,776,915)	(205,226,746)	(472,462,963)

Net increase	1,726,259	28,751,364	25,383,021	415,365,058

Beginning of period	105,944,202	77,192,838	1,535,827,143	1,120,462,085

End of period	107,670,461	105,944,202	$1,561,210,164	$1,535,827,143

Class B Shares
Shares sold	21	119	$301	$1,708

Shares issued to shareholders on reinvestment of dividends and distributions	28	184	413	2,642

Shares converted to Class A	(536)	(5,811)	(7,804)	(83,872)

Shares redeemed	(130)	(13,302)	(1,891)	(191,578)

Net decrease	(617)	(18,810)	(8,981)	(271,100)

Beginning of period	7,807	26,617	743,252	1,014,352

End of period	7,190	7,807	$734,271	$743,252

Class C Shares
Shares sold	431,228	1,215,249	$6,287,498	$17,479,614

Shares issued to shareholders on reinvestment of dividends and distributions	34,292	97,409	499,895	1,403,903

Shares redeemed	(1,140,344)	(3,652,323)	(16,616,566)	(52,642,046)

Net decrease	(674,824)	(2,339,665)	(9,829,173)	(33,758,529)

Beginning of period	9,246,763	11,586,428	136,521,061	170,279,590

End of period	8,571,939	9,246,763	$126,691,888	$136,521,061

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	95

Notes to Financial Statements

	New York Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014

Municipal Class Shares
Shares sold	8,941,258	18,120,657	$127,006,153	$255,206,223

Shares issued to shareholders on reinvestment of dividends	961,047	1,819,246	13,648,798	25,612,982

Shares redeemed	(8,883,993)	(14,542,684)	(126,222,034)	(204,550,820)

Net increase	1,018,312	5,397,219	14,432,917	76,268,385

Beginning of period	101,158,237	95,761,018	1,373,725,442	1,297,457,057

End of period	102,176,549	101,158,237	$1,388,158,359	$1,373,725,442

Class A Shares
Shares sold	1,259,254	4,059,061	$17,877,892	$57,157,632

Shares issued to shareholders on reinvestment of dividends	114,641	222,131	1,627,771	3,125,453

Shares converted from Class B	1,564	16,946	22,256	238,538

Shares redeemed	(1,707,794)	(4,993,665)	(24,224,177)	(70,202,028)

Net decrease	(332,335)	(695,527)	(4,696,258)	(9,680,405)

Beginning of period	14,796,183	15,491,710	213,453,416	223,133,821

End of period	14,463,848	14,796,183	$208,757,158	$213,453,416

Class B Shares
Shares sold	1	809	$14	$11,358

Shares issued to shareholders on reinvestment of dividends	64	294	909	4,131

Shares converted to Class A	(1,564)	(16,956)	(22,256)	(238,538)

Shares redeemed	(1,127)	(3,536)	(15,867)	(49,633)

Net decrease	(2,626)	(19,389)	(37,200)	(272,682)

Beginning of period	10,862	30,251	956,666	1,229,348

End of period	8,236	10,862	$919,466	$956,666

96	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	New York Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30, 2014
Class C Shares
Shares sold	176,398	480,041	$2,506,364	$6,756,322

Shares issued to shareholders on reinvestment of dividends	27,196	63,686	386,176	895,943

Shares redeemed	(520,253)	(1,459,529)	(7,386,460)	(20,507,079)

Net decrease	(316,659)	(915,802)	(4,493,920)	(12,854,814)

Beginning of period	4,853,723	5,769,525	70,784,608	83,639,422

End of period	4,537,064	4,853,723	$66,290,688	$70,784,608

NOTE 7.

Subsequent Events

On April 15, 2015, the Board of Directors of the Fund approved the creation of a new share class, Advisor Class shares, for the Diversified Municipal Portfolio. Advisor Class shares are not subject to an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. It is currently expected that the Diversified Intermediate Municipal Portfolio will begin offering Advisor Class shares at the end of June 2015.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	97

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class A
Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.49	$ 14.29	$ 14.91	$ 14.62	$ 14.84	$ 14.55

Income From Investment Operations
Net investment income†	.15	.30	.34	.41	.42	.43
Net realized and unrealized gain (loss) on investment transactions	.00	(b)	.20	(.61)	.29	(.07)	.33

Total from investment operations	.15	.50	(.27)	.70	.35	.76

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.30)	(.35)	(.41)	(.42)	(.43)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.15)	(.04)

Total dividends and distributions	(.15)	(.30)	(.35)	(.41)	(.57)	(.47)

Net asset value, end of period	$ 14.49	$ 14.49	$ 14.29	$ 14.91	$ 14.62	$ 14.84

Total Return(a)	1.02%	3.53%	(1.88)%	4.85%	2.50%	5.36%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$106,563	$117,157	$120,384	$113,889	$59,978	$49,944
Average net assets (000 omitted)	$107,416	$115,483	$127,613	$88,033	$49,895	$43,000
Ratio to average net assets of:
Expenses	.85	%*+	.87%	.87%	.87%	.88%	.87	%+
Net investment income	2.04	%*+	2.09%	2.34%	2.76%	2.94%	2.97	%+
Portfolio turnover rate	4%	10%	23%	15%	14%	33%

See footnote summary on page 107.

98	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class B
Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.48	$ 14.28	$ 14.91	$ 14.62	$ 14.84	$ 14.55

Income From Investment Operations
Net investment income†	.07	.19	.25	.31	.32	.32
Net realized and unrealized gain (loss) on investment transactions	.00	(b)	.18	(.64)	.29	(.07)	.34

Total from investment operations	.07	.37	(.39)	.60	.25	.66

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.17)	(.24)	(.31)	(.32)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.15)	(.04)

Total dividends and distributions	(.07)	(.17)	(.24)	(.31)	(.47)	(.37)

Net asset value, end of period	$ 14.48	$ 14.48	$ 14.28	$ 14.91	$ 14.62	$ 14.84

Total Return(a)	0.47%	2.61%	(2.63)%	4.11%	1.79%	4.62%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3	$4	$22	$65	$160	$491
Average net assets (000 omitted)	$3	$11	$48	$112	$305	$1,066
Ratio to average net assets of:
Expenses	1.94	%*+	1.69%	1.58%	1.59%	1.59%	1.61	%+
Net investment income	.91	%*+	1.30%	1.69%	2.09%	2.23%	2.26	%+
Portfolio turnover rate	4%	10%	23%	15%	14%	33%

See footnote summary on page 107.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	99

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class C
Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.49	$ 14.29	$ 14.91	$ 14.62	$ 14.84	$ 14.55

Income From Investment Operations
Net investment income†	.10	.20	.24	.31	.32	.33
Net realized and unrealized gain (loss) on investment transactions	.00	(b)	.20	(.62)	.29	(.07)	.33

Total from investment operations	.10	.40	(.38)	.60	.25	.66

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.20)	(.24)	(.31)	(.32)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.15)	(.04)

Total dividends and distributions	(.10)	(.20)	(.24)	(.31)	(.47)	(.37)

Net asset value, end of period	$ 14.49	$ 14.49	$ 14.29	$ 14.91	$ 14.62	$ 14.84

Total Return(a)	0.66%	2.81%	(2.55)%	4.12%	1.79%	4.64%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$22,105	$23,036	$28,103	$25,647	$20,163	$21,612
Average net assets (000 omitted)	$22,578	$25,026	$29,066	$22,572	$19,880	$19,944
Ratio to average net assets of:
Expenses	1.57	%*+	1.57%	1.56%	1.58%	1.59%	1.58	%+
Net investment income	1.33	%*+	1.39%	1.66%	2.07%	2.23%	2.28	%+
Portfolio turnover rate	4%	10%	23%	15%	14%	33%

See footnote summary on page 107.

100	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class A
	Six Months Ended March 31, 2015 (unaudited)		Year Ended September 30,
			2014		2013	2012	2011	2010

Net asset value, beginning of period	$ 14.54		$ 14.36		$ 14.92	$ 14.66	$ 14.75	$ 14.54

Income From Investment Operations
Net investment income†	.13		.29		.34	.38	.41	.41
Net realized and unrealized gain (loss) on investment transactions	.02		.18		(.53)	.27	(.01)	.24

Total from investment operations	.15		.47		(.19)	.65	.40	.65

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.29)		(.35)	(.38)	(.42)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(b)	(.02)	(.01)	(.07)	(.02)

Total dividends and distributions	(.13)		(.29)		(.37)	(.39)	(.49)	(.44)

Net asset value, end of period	$ 14.56		$ 14.54		$ 14.36	$ 14.92	$ 14.66	$ 14.75

Total Return(a)	1.04%		3.33%		(1.33)%	4.50%	2.79%	4.55%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,568,169		$1,540,449		$1,108,708	$810,284	$535,805	$346,040
Average net assets (000 omitted)	$1,568,285		$1,324,941		$819,476	$655,183	$380,510	$213,627
Ratio to average net assets of:
Expenses	.83	%*+	.86%		.78%	.78%	.79%	.79%+
Net investment income	1.80	%*+	1.99%		2.34%	2.55%	2.83%	2.82%+
Portfolio turnover rate	4%		9%		19%	16%	18%	21%

See footnote summary on page 107.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	101

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class B
	Six Months Ended March 31, 2015 (unaudited)		Year Ended September 30,
			2014		2013	2012	2011	2010

Net asset value, beginning of period	$ 14.54		$ 14.37		$ 14.93	$ 14.66	$ 14.76	$ 14.54

Income From Investment Operations
Net investment income†	.08		.20		.24	.27	.30	.31
Net realized and unrealized gain (loss) on investment transactions	.03		.16		(.54)	.28	(.02)	.24

Total from investment operations	.11		.36		(.30)	.55	.28	.55

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.19)		(.24)	(.27)	(.31)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(b)	(.02)	(.01)	(.07)	(.02)

Total dividends and distributions	(.08)		(.19)		(.26)	(.28)	(.38)	(.33)

Net asset value, end of period	$ 14.57		$ 14.54		$ 14.37	$ 14.93	$ 14.66	$ 14.76

Total Return(a)	0.67%		2.52%		(2.02)%	3.79%	1.97%	3.87%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$105		$113		$382	$536	$817	$1,556
Average net assets (000 omitted)	$107		$228		$477	$724	$1,032	$2,193
Ratio to average net assets of:
Expenses	1.59	%*+	1.55%		1.49%	1.53%	1.53%	1.53%+
Net investment income	1.05	%*+	1.39%		1.66%	1.82%	2.12%	2.14%+
Portfolio turnover rate	4%		9%		19%	16%	18%	21%

See footnote summary on page 107.

102	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class C
	Six Months Ended March 31, 2015 (unaudited)		Year Ended September 30,
			2014		2013	2012	2011	2010

Net asset value, beginning of period	$ 14.54		$ 14.36		$ 14.92	$ 14.66	$ 14.75	$ 14.54

Income From Investment Operations
Net investment income†	.08		.19		.24	.27	.31	.31
Net realized and unrealized gain (loss) on investment transactions	.02		.18		(.54)	.28	(.02)	.24

Total from investment operations	.10		.37		(.30)	.55	.29	.55

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.19)		(.24)	(.28)	(.31)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	(.00	)(b)	(.02)	(.01)	(.07)	(.02)

Total dividends and distributions	(.08)		(.19)		(.26)	(.29)	(.38)	(.34)

Net asset value, end of period	$ 14.56		$ 14.54		$ 14.36	$ 14.92	$ 14.66	$ 14.75

Total Return(a)	0.68%		2.62%		(2.02)%	3.77%	2.07%	3.82%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$124,832		$134,435		$166,410	$172,473	$111,400	$96,996
Average net assets (000 omitted)	$130,675		$149,054		$183,114	$139,330	$103,683	$65,992
Ratio to average net assets of:
Expenses	1.55	%*+	1.55%		1.48%	1.48%	1.49%	1.50%+
Net investment income	1.09	%*+	1.33%		1.65%	1.85%	2.14%	2.13%+
Portfolio turnover rate	4%		9%		19%	16%	18%	21%

See footnote summary on page 107.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	103

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class A
Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.16	$ 14.04	$ 14.66	$ 14.41	$ 14.52	$ 14.35

Income From Investment Operations
Net investment income†	.16	.32	.35	.39	.41	.40
Net realized and unrealized gain (loss) on investment transactions	.02	.12	(.61)	.25	(.06)	.20

Total from investment operations	.18	.44	(.26)	.64	.35	.60

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.32)	(.35)	(.39)	(.41)	(.40)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.01)	– 0	–	(.05)	(.03)

Total dividends and distributions	(.16)	(.32)	(.36)	(.39)	(.46)	(.43)

Net asset value, end of period	$ 14.18	$ 14.16	$ 14.04	$ 14.66	$ 14.41	$ 14.52

Total Return(a)	1.25%	3.18%	(1.82)%	4.50%	2.50%	4.28%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$205,127	$209,558	$217,567	$246,050	$183,641	$161,499
Average net assets (000 omitted)	$209,356	$205,590	$251,554	$210,357	$163,702	$111,181
Ratio to average net assets of:
Expenses	.83	%*+	.85%	.84%	.85%	.84%	.85	%+
Net investment income	2.21	%*+	2.28%	2.43%	2.68%	2.86%	2.78	%+
Portfolio turnover rate	7%	11%	17%	14%	14%	18%

See footnote summary on page 107.

104	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class B
Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.16	$ 14.04	$ 14.65	$ 14.40	$ 14.51	$ 14.35

Income From Investment Operations
Net investment income†	.11	.23	.25	.28	.30	.30
Net realized and unrealized gain (loss) on investment transactions	.01	.11	(.60)	.25	(.06)	.19

Total from investment operations	.12	.34	(.35)	.53	.24	.49

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.22)	(.25)	(.28)	(.30)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.01)	– 0	–	(.05)	(.03)

Total dividends and distributions	(.10)	(.22)	(.26)	(.28)	(.35)	(.33)

Net asset value, end of period	$ 14.18	$ 14.16	$ 14.04	$ 14.65	$ 14.40	$ 14.51

Total Return(a)	0.88%	2.45%	(2.44)%	3.73%	1.75%	3.47%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$117	$154	$425	$595	$754	$1,118
Average net assets (000 omitted)	$143	$300	$506	$692	$920	$2,345
Ratio to average net assets of:
Expenses	1.57	%*+	1.56%	1.55%	1.60%	1.58%	1.59	%+
Net investment income	1.48	%*+	1.60%	1.73%	1.95%	2.13%	2.09	%+
Portfolio turnover rate	7%	11%	17%	14%	14%	18%

See footnote summary on page 107.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	105

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class C
Six Months Ended March 31, 2015 (unaudited)	Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.17	$ 14.05	$ 14.66	$ 14.41	$ 14.52	$ 14.35

Income From Investment Operations
Net investment income†	.11	.22	.25	.29	.31	.30
Net realized and unrealized gain (loss) on investment transactions	.01	.12	(.60)	.25	(.06)	.20

Total from investment operations	.12	.34	(.35)	.54	.25	.50

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.22)	(.25)	(.29)	(.31)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.01)	– 0	–	(.05)	(.03)

Total dividends and distributions	(.11)	(.22)	(.26)	(.29)	(.36)	(.33)

Net asset value, end of period	$ 14.18	$ 14.17	$ 14.05	$ 14.66	$ 14.41	$ 14.52

Total Return(a)	0.82%	2.46%	(2.44)%	3.77%	1.78%	3.55%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$64,354	$68,754	$81,041	$91,139	$64,599	$63,112
Average net assets (000 omitted)	$66,835	$72,947	$92,988	$76,424	$61,580	$44,917
Ratio to average net assets of:
Expenses	1.55	%*+	1.56%	1.55%	1.55%	1.54%	1.55	%+
Net investment income	1.49	%*+	1.58%	1.73%	1.97%	2.16%	2.08	%+
Portfolio turnover rate	7%	11%	17%	14%	14%	18%

See footnote summary on page 107.

106	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

†	Based on average shares outstanding.

*	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	Amount is less than $.005.

See notes to financial statements.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	107

Financial Highlights

BOARD OF DIRECTORS

Bart Friedman(1)(2), Chairman

Seth Masters, President

Suzanne Brenner(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Thomas B. Stiles, II(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AB Intermediate Municipal Portfolios, Classes A, B and C shares only.

108	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 23, 2014. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 21, 2014, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2014 certain information relating to the profitability of the Adviser in 2013 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2014. In addition, the Independent Directors received materials prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 23, 2014, the Board of Directors

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held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 23, 2014, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios, including the positive impact on performance of enhancements made to the investment strategies and research processes during the year. Following the September 23, 2014 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 15, 2014. The Independent Directors held a telephonic meeting on October 17, 2014 to discuss the contract renewal materials and supplemental materials. On October 22-23, 2014, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 23, 2014, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 23, 2014 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after

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Board’s Consideration of Investment Management Arrangement

any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board considered the allocation of responsibilities as well as the factors that were taken into account in making and implementing investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	111

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impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2014 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2014. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2012 and 2013, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before taxes and

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Board’s Consideration of Investment Management Arrangement

distribution expenses. The Directors also received a presentation at the July 24, 2014 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 25, 2012 Board meeting, the Directors received a presentation from an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein fund complex generally, and a presentation from the Adviser concerning certain of its views on economies of scale with respect to the Portfolios. At the October 23, 2014 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Independent Compliance Officer possible ways in which such economies of scale enjoyed by the Adviser may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser and the independent consultant, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, the Portfolios’ breakpoint arrangements as currently in effect as described below, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	113

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classes of certain Portfolios to a wholly-owned subsidiary of the Adviser, and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2015, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

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Board’s Consideration of Investment Management Arrangement

Advisory Fee Schedule
Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	115

Board’s Consideration of Investment Management Arrangement

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	The Senior Officer’s evaluation was completed on October 7, 2014 and discussed with the Board on October 17, 22 and 23, 2014.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

116	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.

3	Jones v. Harris at 1427.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	117

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2014 and September 30, 2013 are set forth below:

Portfolio	09/30/14 Net Assets ($MM)	09/30/13 Net Assets ($MM)	Change ($MM)
Tax-Managed	$3,754.9	$3,842.0	-$	87.1
International Portfolio	$1,535.8	$1,610.1	-$	74.3
Emerging Markets Portfolio	$1,299.2	$1,192.6		$106.6
U.S. Government Short Duration Portfolio	$45.0	$52.9	-$	7.9
Short Duration Plus Portfolio	$384.1	$460.7	-$	76.6
Intermediate Duration Portfolio	$3,852.8	$3,970.2	-$	117.4
Short Duration California Municipal Portfolio	$40.8	$69.7	-$	28.9
Short Duration Diversified Municipal Portfolio	$257.3	$274.5	-$	17.2
Short Duration New York Municipal Portfolio	$91.3	$108.5	-$	17.2

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Portfolio	09/30/14 Net Assets ($MM)	09/30/13 Net Assets ($MM)	Change ($MM)
California Municipal Portfolio	$1,119.9	$1,052.7	$67.2
Diversified Municipal Portfolio	$6,298.7	$5,547.5	$751.2
New York Municipal Portfolio	$1,713.0	$1,644.5	$68.5

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2014 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.927%	0.820%[5]	-0.107%
International Portfolio	0.965%	0.849%[5]	-0.115%
Emerging Markets Portfolio	1.221%	1.096%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.463%	0.452%	-0.011%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.495%	0.495%	0.000%
Diversified Municipal Portfolio	0.458%	0.421%	-0.037%
New York Municipal Portfolio	0.479%	0.479%	-0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2014:

Portfolio	Semi-Annual Period Ending 03/31/14 Total Expense Ratio[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.11 1.15 1.85 1.85	% % % %

International Portfolio	Private Client Class A Class B Class C	1.15 1.19 1.89 1.89	% % % %

Emerging Markets Portfolio	Private Client	1.44%

5	The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2015.
6	Annualized.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	119

Portfolio	Semi-Annual Period Ending 03/31/14 Total Expense Ratio[6]

U.S. Government Short Duration Portfolio	Private Client	0.79%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.63 0.97 1.14 1.13	% % % %

Intermediate Duration Portfolio	Private Client	0.58%

Short Duration California Municipal Portfolio	Private Client	0.73%

Short Duration Diversified Municipal Portfolio	Private Client	0.63%

Short Duration New York Municipal Portfolio	Private Client	0.66%

California Municipal Portfolio	Private Client Class A Class B Class C	0.64 0.87 1.64 1.57	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.80 1.52 1.50	% % % %

New York Municipal Portfolio	Private Client	0.61%
	Class A	0.86%
	Class B	1.56%
	Class C	1.56%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive

120	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2014 net assets.8

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	121

Portfolio	Net Assets 09/30/14 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,754.9	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50m	0.408%	0.820%

International Portfolio	$1,535.8	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50m	0.419%	0.849%

Emerging Markets Portfolio	$1,299.2	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum Account Size: $50m	0.808%	1.096%

U.S. Government Short Duration Portfolio[9]	$45.0	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $25m	0.244%	0.450%

Short Duration Plus Portfolio	$384.1	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $25m	0.159%	0.450%

Intermediate Duration Portfolio	$3,852.8	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25m	0.202%	0.452%

9	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio’s investments primarily to U.S. Government and agency securities.

122	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Net Assets 09/30/14 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration California Municipal Portfolio	$40.8	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.249%	0.450%

Short Duration Diversified Municipal Portfolio	$257.3	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.177%	0.450%

Short Duration New York Municipal Portfolio	$91.3	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.222%	0.450%

California Municipal Portfolio	$1,119.9	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.196%	0.495%

Diversified Municipal Portfolio	$6,298.7	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.189%	0.421%

New York Municipal Portfolio	$1,713.0	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.193%	0.479%

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	123

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10 The Senior Officer noted the high spreads for Tax-Managed International Portfolio and International Portfolio due to the relatively low advisory fees charged to the AllianceBernstein institutional account in comparison to the advisory fees charged to the institutional accounts of the Portfolios’ Lipper peers.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2014 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.717%	0.820%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.849%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.096%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

10	Group peers selected by Lipper from the 2014 Lipper 15(c) Report.

124	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.482%	0.452%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.495%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.410%	0.421%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.479%

Set forth below is the advisory fee schedules of AllianceBernstein Cap Fund, Inc. – Emerging Markets Multi-Asset Portfolio (“Emerging Markets Multi-Asset Portfolio”), a retail mutual fund that has a somewhat similar investment style as Emerging Markets Multi Asset Portfolio, and does not follow the NYAG Specialty category. Also set forth below is what would have been the effective advisory fees of the Portfolio had the retail mutual fund’s fee schedule been applicable to the Portfolio based on the Portfolio’s September 30, 2014 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.988%	1.096%

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	125

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[11]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[12],[13]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the

11	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

12	The ITM fund is privately placed or institutional.

13	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

126	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2014 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1[14]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.581%	0.849%

Emerging Markets Portfolio	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.477%	1.096%

U.S. Government Short Duration Portfolio	Client #3[14]	0.065% on the first $5 billion 0.05% on the next $5 billion 0.04% on the balance (assets aggregated with one other account)	0.065%	0.450%

Intermediate Duration Portfolio	Client #4[14]	0.29% on the first $100 million 0.20% on the balance	0.202%	0.452%

Diversified Municipal Portfolio	Client #5	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.421%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only

14	The sub-advised relationship is with an affiliate of the Adviser.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	127

investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,16 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

17	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

128	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

universes of those peers that had a similar (but not the same) Lipper investment classification/objective and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[20]	0.869	0.857	8/14
Pro-forma	0.819	0.857	7/14

International Portfolio[20]	0.896	0.942	6/15
Pro-forma	0.846	0.942	6/15

Emerging Markets Portfolio	1.141	1.166	8/20
Pro-forma	1.091	1.166	7/20

U.S. Government Short Duration Portfolio	0.450	0.450	7/15
Short Duration Plus Portfolio	0.450	0.400	12/17
Intermediate Duration Portfolio	0.452	0.456	7/14
Short Duration California Municipal Portfolio[21]	0.450	0.450	5/9
Short Duration Diversified Municipal Portfolio	0.450	0.466	6/13
Short Duration New York Municipal Portfolio[21]	0.450	0.450	5/9
California Municipal Portfolio[21]	0.494	0.472	11/17
Diversified Municipal Portfolio	0.423	0.415	10/15
New York Municipal Portfolio[21]	0.479	0.465	12/17

19	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20	On July 9, 2013, Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”).

21	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	129

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio	1.108	1.163	7/14	1.183	92/231
Without 5 bp adv. fee waiver	1.158	1.188	7/14	1.186	108/231
International Portfolio	1.151	1.280	5/15	1.183	104/231
Without 5 bp adv. fee waiver	1.201	1.280	5/15	1.186	120/231
Emerging Markets Portfolio	1.443	1.664	4/20	1.438	176/347
Without 5 bp adv. fee waiver	1.493	1.664	7/20	1.438	197/347
U.S. Government Short Duration Portfolio	0.704	0.720	7/15	0.657	25/44
Short Duration Plus Portfolio	0.604	0.650	6/17	0.627	83/174
Intermediate Duration Portfolio	0.573	0.788	3/14	0.678	99/299
Short Duration California Municipal Portfolio[23]	0.679	0.679	5/9	0.655	10/17
Short Duration Diversified Municipal Portfolio	0.617	0.634	6/13	0.583	40/62
Short Duration New York Municipal Portfolio[23]	0.655	0.655	5/9	0.655	9/17
California Municipal Portfolio[23]	0.634	0.661	7/18	0.635	114/233
Diversified Municipal Portfolio	0.559	0.697	2/15	0.614	44/116
New York Municipal Portfolio[23]	0.611	0.697	4/17	0.620	68/139

Based on this analysis, considering pro-forma information where possible, International Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis. Tax-Managed International Portfolio, Emerging Markets Portfolio, U.S. Government Short Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have equally favorable rankings on a contractual management fee and total expense ratio basis.

22	The total expense ratios are for the most recently completed fiscal year Private Client Class.

23	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

130	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. Excluding administrative and servicing expenses, with the exception of U.S. Government Short Duration Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2013, relative to 2012. Including administrative and servicing expenses, with the exception of Tax-Managed International Portfolio, where the Adviser had equal profitability, and Emerging Markets Portfolio and Short Duration Plus Portfolio, where the Adviser’s profitability increased, the Adviser’s profitability decreased for the Portfolios during calendar year 2013, relative to 2012.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2013:24

Portfolio	Shareholder Servicing Agreement Fee
Tax-Managed International Portfolio	$8,953,528
International Portfolio	$3,808,901
Emerging Markets Portfolio	$2,996,037
U.S. Government Short Duration Portfolio	$82,099
Short Duration Plus Portfolio	$467,653
Intermediate Duration Portfolio	$4,405,415
Short Duration California Municipal Portfolio	$83,224
Short Duration Diversified Municipal Portfolio	$323,922
Short Duration New York Municipal Portfolio	$113,185
California Municipal Portfolio	$951,766
Diversified Municipal Portfolio	$4,465,399
New York Municipal Portfolio	$1,414,589

24	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	131

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2014, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/14 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.052%
International Portfolio	0.443%
Short Duration Plus Portfolio	18.326%
California Municipal Portfolio	12.525%
Diversified Municipal Portfolio	26.602%
New York Municipal Portfolio	16.257%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

132	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2013:

Portfolio	Amount Received
Tax-Managed International Portfolio		$142
International Portfolio		$126
Short Duration Plus Portfolio		$1,712
California Municipal Portfolio	$	– 0	–
Diversified Municipal Portfolio	$	– 0	–
New York Municipal Portfolio		$1,557

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2013:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$9,334	$300
International Portfolio	$47,156	$98
Short Duration Plus Portfolio	$359,739	$34,451
California Municipal Portfolio	$673,981	$13,930
Diversified Municipal Portfolio	$4,294,343	$235,341
New York Municipal Portfolio	$1,689,605	$51,906

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2013:25

Portfolio	ABIS Fee
Tax-Managed International Portfolio[26]	$6,848
International Portfolio[26]	$12,768
Short Duration Plus Portfolio	$26,017
California Municipal Portfolio	$16,537
Diversified Municipal Portfolio	$71,288
New York Municipal Portfolio	$33,071

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate,

25	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2013, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

26	Effective February 25, 2014, ABIS waived the $18,000 minimum charge for the Portfolio.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	133

Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2013.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,27 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund

27	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

134	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

characteristics.28 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.29 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.30

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $486 billion as of August 31, 2013, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios31 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)32 for the periods ended July 31, 2014.33 Also shown are the gross performance rankings of the Portfolios.

28	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

29	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30	There have been substantial changes to the investment management industry since 2008. Accordingly, some of the 2008 comparative results may no longer be reflective of current conditions in the industry.

31	The gross performance returns are for the Private Client class shares of the Portfolios.

32	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

33	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	135

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio[34]
1 year	13.19	12.99	12.98	7/14	135/289
3 year	5.72	8.12	7.88	12/14	212/250
5 year	7.21	10.72	10.77	13/14	211/226
10 year	4.56	9.78	8.46	10/10	100/100

International Portfolio[34]
1 year	13.20	12.79	12.98	7/15	134/289
3 year	5.61	8.44	7.88	12/14	213/250
5 year	7.18	10.80	10.77	14/14	212/226
10 year	4.66	8.98	8.46	10/10	98/100

Emerging Markets Portfolio
1 year	19.41	14.52	14.39	3/20	86/535
3 year	0.54	1.81	1.16	13/20	213/372
5 year	7.56	8.42	8.48	14/17	165/248
10 year	12.63	12.63	12.91	6/11	61/111

U.S. Government Short Duration Portfolio
1 year	1.16	1.16	1.17	8/15	30/58
3 year	0.75	1.22	1.18	11/13	36/53
5 year	1.48	1.86	1.86	10/13	34/47
10 year	2.74	3.23	3.14	11/12	33/40

Short Duration Plus Portfolio
1 year	1.60	2.22	2.22	15/17	179/234
3 year	1.02	2.15	2.19	15/16	182/197
5 year	2.19	3.30	3.33	14/16	143/164
10 year	2.48	3.53	3.69	13/13	101/107

Intermediate Duration Portfolio
1 year	5.50	5.59	5.06	9/14	164/426
3 year	3.75	4.54	4.17	13/13	256/371
5 year	6.27	6.39	6.05	8/13	129/317
10 year	5.65	5.76	5.52	7/10	93/216

Short Duration California Municipal Portfolio
1 year	1.36	4.23	3.73	7/7	15/15
3 year	1.15	3.56	2.67	7/7	11/15
5 year	1.59	4.14	3.22	6/6	9/13
10 year	2.47	4.06	4.07	5/5	7/7

34	As previously mentioned, Lipper changed the Portfolio’s investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Lipper compared the Portfolio to IMLC peers.

136	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Diversified Municipal Portfolio
1 year	1.34	2.03	1.79	12/13	58/78
3 year	1.36	1.85	1.85	11/13	54/72
5 year	1.74	1.95	1.95	6/9	36/53
10 year	2.59	2.72	2.89	6/9	27/40

Short Duration New York Municipal Portfolio
1 year	1.31	2.00	2.00	3/3	5/7
3 year	1.33	1.39	2.56	3/3	7/7
5 year	1.65	1.70	3.47	3/3	6/6
10 year	2.57	2.69	3.70	3/3	6/6

California Municipal Portfolio
1 year	3.96	7.02	6.67	4/4	29/30
3 year	3.22	5.24	4.90	4/4	26/27
5 year	4.21	5.65	5.30	4/4	23/24
10 year	4.08	4.85	4.62	4/4	19/22

Diversified Municipal Portfolio
1 year	4.01	6.30	6.25	15/15	146/151
3 year	3.18	4.74	4.64	15/15	118/131
5 year	3.92	5.14	5.16	14/14	92/96
10 year	4.07	4.73	4.66	12/12	65/68

New York Municipal Portfolio
1 year	3.45	4.89	5.46	2/2	22/23
3 year	2.94	3.97	4.16	2/2	20/21
5 year	3.78	4.58	4.75	2/2	18/19
10 year	4.03	4.38	4.40	2/2	16/17

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	137

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)35 versus their benchmarks.36

	Periods Ending July 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	11.95	4.55	6.01	3.38	6.06
MSCI EAFE Index[37]	15.07	7.96	9.40	7.07	6.49
Inception Date: June 22,1992

International Portfolio	11.90	4.40	5.94	3.43	3.41
MSCI EAFE Index	15.07	7.96	9.40	7.07	4.28
Inception Date: April 30, 1999

Emerging Markets Portfolio	17.70	-0.89	6.01	10.95	7.82
MSCI Emerging Markets Index	15.32	0.40	7.34	12.37	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	0.45	0.05	0.80	2.01	4.29
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.53	0.51	1.14	2.57	4.91
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.99	0.40	1.57	1.84	4.40
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.53	0.51	1.14	2.57	4.91
Inception Date: December 12, 1988

Intermediate Duration Portfolio	4.90	3.16	5.67	5.05	6.44
Barclays Capital U.S. Aggregate Bond Index	3.97	3.04	4.47	4.80	6.76
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	0.67	0.48	0.92	1.75	2.59
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

35	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

36	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2014.

37	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

138	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

	Periods Ending July 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration Diversified Municipal Portfolio	0.72	0.74	1.12	1.94	2.82
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	0.65	0.68	1.00	1.89	2.67
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

California Municipal Portfolio	3.31	2.57	3.55	3.43	4.60
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.24
Inception Date: August 6, 1990

Diversified Municipal Portfolio	3.43	2.61	3.35	3.48	4.83
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.34
Inception Date: January 9, 1989

New York Municipal Portfolio	2.82	2.32	3.15	3.39	4.82
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.34
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 13, 2014

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	139

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

140	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

AB Family of Funds

NOTES

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	141

NOTES

142	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

NOTES

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	143

NOTES

144	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IM-0152-0315

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2015

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) (212) 486-5800.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.abglobal.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 14, 2015

On the following pages, you will find the 2015 Semi-Annual Report for the Portfolios* of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Semi-Annual Report covers the six-month period ended March 31, 2015, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios, and a listing of each Portfolio’s holdings as of the period-end.

The performance in dollar terms of international developed- and emerging-market stocks was weak for the last three months of 2014, but picked up during the first three months of 2015 as the markets responded to stronger economic growth and stimulative central-bank policy in Europe and Japan. For the six-month period as a whole, returns for the international developed markets were modestly positive, and slightly negative for the emerging markets. Geopolitical risk continued to rise, with energy prices fluctuating and tensions in Greece and Ukraine remaining unresolved. However, developed-international and emerging stocks also offer somewhat more attractive valuations than the US market—even as they outperformed the S&P 500 for the first three months of 2015, underscoring the advantage of geographic diversification. We continue to see broad-based opportunity in these markets, and hence are keeping our Portfolios diversified by sector, geography, and investment style.

Bonds, both taxable and municipal, and both inside and outside the US, posted respectable performance for the six-month period, as interest rates continued to defy expectations and generally fell, especially for longer maturities. However, with US interest rates now poised to begin rising, probably later this year, we continue to anchor our Portfolios in the short- or intermediate-maturity range, where we believe the risk/return profiles are most favorable.

Should you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Seth J. Masters

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary. Please note that information for the International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal, Short Duration New York Municipal, Short Duration Diversified Municipal, Short Duration California Municipal, U.S. Government Short Duration, Short Duration Plus and Intermediate Duration Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to moderate the volatility of an equity oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC (“Bernstein”). The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, below investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolios, AllianceBernstein L.P. (the “Adviser”) will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B,

(Portfolio Manager Commentaries continued on next page)

2015 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. The Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives.

The Adviser will alter asset class exposures as market and economic conditions change. The Adviser will employ risk/ return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures will be implemented principally through the use of derivatives. The Portfolios’ use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolios.

The Adviser also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios’ portfolios from a decline in value, sometimes within certain ranges.

Exposure to certain asset classes may also be achieved through investment in the AllianceBernstein Pooling Portfolios—Multi-Asset Real Return Portfolio. The Adviser may use other AllianceBernstein Mutual Funds, in addition to or instead of that in the preceding sentence.

The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder. The Tax-Aware Overlay A and Tax-Aware Overlay B Portfolios seek to minimize the impact of federal income taxes on shareholders’ returns over time. The Tax-Aware Overlay C Portfolio seeks to minimize the impact of federal and state income taxes on shareholders’ returns over time for California residents. The Tax-Aware Overlay N Portfolio seeks to minimize the impact of federal, state and local income taxes on shareholders’ returns over time for New York residents. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

2	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosure

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Standard & Poor’s (“S&P”) 500® Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Emerging Markets (“EM”) Index (free float–adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The MSCI EAFE Index and the MSCI EM Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Financial Times Stock Exchange® European Public Real Estate Association/National Association of Real Estate Investment Trusts Developed Real Estate (“FTSE EPRA/NAREIT Developed RE”) Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The Barclays Global Aggregate Bond Index (U.S. dollar hedged) represents the performance of the global investment-grade developed fixed income markets. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The Barclays 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Barclays 1–10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 47.6% S&P 500 Index, 17% MSCI EAFE Index, 3.4% MSCI EM Index, 12% FTSE EPRA/NAREIT Developed RE Index, 20% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500 Index, 20% MSCI EAFE Index, 4% MSCI EM Index, 20% Barclays 1–10 Year Municipal Bond Index. The Composite Benchmark for Overlay B is 18.9% S&P 500 Index, 6.75% MSCI EAFE Index, 1.35% MSCI EM Index, 3% FTSE EPRA/NAREIT Developed RE Index, 70% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay B, C and N is 21% S&P 500 Index, 7.5% MSCI EAFE Index, 1.5% MSCI EM Index, 70% Barclays 1–10 Year Municipal Bond Index. The S&P 500 Index, MSCI EAFE Index and MSCI EM Index represent the allocation to global stocks, the FTSE EPRA/NAREIT Developed RE Index represents the allocation to real estate, the Barclays 1–10 Year Municipal Bond Index, the Barclays 5-Year GO Municipal Bond Index and the Barclays U.S. Aggregate Bond Index represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many investments and unprecedented volatility in the markets. Some events that have contributed to ongoing and

Disclosures and Risks continued on next page

2015 Semi-Annual Report	3

Disclosures and Risks (continued)

systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make them more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Disclosures and Risks continued on next page

4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and ETFs may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Disclosures and Risks continued on next page

2015 Semi-Annual Report	5

Disclosures and Risks (continued)

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolio invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific

Disclosures and Risks continued on next page

6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other U.S. issuers of tax-exempt securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk: There is no guarantee that all of the Portfolio’s municipal bond income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown on pages 8-10 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, click on “Private Clients”, then “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2015 Semi-Annual Report	7

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

THROUGH MARCH 31, 2015	CLASS	PAST 6 MONTHS	PAST 12 MONTHS	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Overlay A Portfolio	1	4.38%	7.90%	7.58%	8.69%	2/8/2010
Return after taxes on Distributions*		2.89%	6.36%	6.60%	7.72%
Return after taxes on Distributions and sale of shares*		3.37%	5.39%	5.77%	6.68%
	2	4.45%	8.14%	7.80%	8.90%
Return after taxes on Distributions*		2.92%	6.55%	6.76%	7.89%
Return after taxes on Distributions and sale of shares*		3.42%	5.54%	5.93%	6.84%
Composite Benchmark		5.21%	9.02%	10.53%	12.05%
S&P 500 Index		5.93%	12.73%	14.47%	16.38%
Tax-Aware Overlay A Portfolio	1	4.71%	9.12%	7.19%	8.48%	2/8/2010
Return after taxes on Distributions*		3.28%	7.62%	6.68%	7.99%
Return after taxes on Distributions and sale of shares*		3.71%	6.24%	5.66%	6.71%
	2	4.89%	9.37%	7.41%	8.72%
Return after taxes on Distributions*		3.40%	7.81%	6.86%	8.18%
Return after taxes on Distributions and sale of shares*		3.85%	6.43%	5.83%	6.90%
Composite Benchmark		3.79%	7.71%	10.29%	11.74%
S&P 500 Index		5.93%	12.73%	14.47%	16.38%
Overlay B Portfolio	1	3.25%	6.29%	5.54%	5.91%	2/8/2010
Return after taxes on Distributions*		1.47%	4.45%	3.95%	4.36%
Return after taxes on Distributions and sale of shares*		2.06%	3.79%	3.76%	4.08%
	2	3.27%	6.51%	5.69%	6.06%
Return after taxes on Distributions*		1.45%	4.63%	4.05%	4.46%
Return after taxes on Distributions and sale of shares*		2.07%	3.91%	3.86%	4.17%
Composite Benchmark		4.01%	6.89%	6.82%	7.30%
Barclays Global Aggregate Bond Index (U.S. dollar hedged)		4.08%	7.38%	4.63%	4.62%
Tax-Aware Overlay B Portfolio	1	2.25%	4.89%	5.02%	5.43%	2/8/2010
Return after taxes on Distributions*		1.65%	4.28%	4.20%	4.62%
Return after taxes on Distributions and sale of shares*		1.56%	3.06%	3.83%	4.16%
	2	2.27%	5.01%	5.17%	5.57%
Return after taxes on Distributions*		1.66%	4.38%	4.34%	4.76%
Return after taxes on Distributions and sale of shares*		1.60%	3.16%	3.97%	4.30%
Composite Benchmark		2.34%	5.35%	6.28%	6.71%
Barclays 5-Year GO Municipal Bond Index		0.79%	2.64%	3.17%	3.01%
Tax-Aware Overlay C Portfolio	1	2.13%	4.97%	4.93%	5.34%	2/8/2010
Return after taxes on Distributions*		1.55%	4.37%	4.09%	4.51%
Return after taxes on Distributions and sale of shares*		1.45%	3.07%	3.72%	4.05%
	2	2.24%	5.18%	5.10%	5.50%
Return after taxes on Distributions*		1.64%	4.56%	4.24%	4.67%
Return after taxes on Distributions and sale of shares*		1.55%	3.22%	3.88%	4.20%
Composite Benchmark		2.34%	5.35%	6.28%	6.71%
Barclays 5-Year GO Municipal Bond Index		0.79%	2.64%	3.17%	3.01%

See Disclosures, Risks and Note about Historical Performance on pages 3–7.

(Historical Performance continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

THROUGH MARCH 31, 2015	CLASS	PAST 6 MONTHS	PAST 12 MONTHS	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Tax-Aware Overlay N Portfolio	1	2.19%	5.14%	4.85%	5.30%	2/8/2010
Return after taxes on Distributions*		1.59%	4.53%	3.99%	4.45%
Return after taxes on Distributions and sale of shares*		1.53%	3.21%	3.66%	4.02%
	2	2.30%	5.35%	5.02%	5.46%
Return after taxes on Distributions*		1.69%	4.72%	4.14%	4.60%
Return after taxes on Distributions and sale of shares*		1.63%	3.36%	3.80%	4.16%
Composite Benchmark		2.34%	5.35%	6.28%	6.71%
Barclays 5-Year GO Municipal Bond Index		0.79%	2.64%	3.17%	3.01%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 1.17% and 0.97% for Overlay A; 1.15% and 0.95% for Tax-Aware Overlay A; 0.86% and 0.71% for Overlay B; 0.84% and 0.69% for Tax-Aware Overlay B; 0.88% and 0.73% for Tax-Aware Overlay C; and 0.90% and 0.75% for Tax-Aware Overlay N. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Composite Benchmark for Overlay A is 47.6% S&P 500 Index, 17% MSCI EAFE Index, 3.4% MSCI EM Index, 12% FTSE EPRA/NAREIT Developed RE, 20% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500 Index, 20% MSCI EAFE Index, 4% MSCI EM Index, 20% Barclays 1-10 Year Municipal Bond Index. The Composite Benchmark for Overlay B is 18.9% S&P 500 Index, 6.75% MSCI EAFE Index, 1.35% MSCI EM Index, 3% FTSE EPRA/NAREIT Developed RE Index, 70% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay B, C and N is 21% S&P 500 Index, 7.5% MSCI EAFE Index, 1.5% MSCI EM Index, 70% Barclays 1-10 Year Municipal Bond Index.

The Portfolios are not stand alone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note about Historical Performance on pages 3–7.

(Historical Performance continued on next page)

2015 Semi-Annual Report	9

Historical Performance (continued from previous page)

Overlay A Class I Shares	Tax-Aware Overlay B Class I Shares
Growth of $25,000*	Growth of $25,000*

Tax-Aware Overlay A Class I Shares	Tax-Aware Overlay C Class I Shares
Growth of $25,000*	Growth of $25,000*

Overlay B Class I Shares	Tax-Aware Overlay N Class I Shares
Growth of $25,000*	Growth of $25,000*

The Composite Benchmark for Overlay A is 47.6% S&P 500 Index, 17% MSCI EAFE Index, 3.4% MSCI EM Index, 12% FTSE EPRA/NAREIT Developed RE, 20% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500 Index, 20% MSCI EAFE Index, 4% MSCI EM Index, 20% Barclays 1-10 Year Municipal Bond Index. The Composite Benchmark for Overlay B is 18.9% S&P 500 Index, 6.75% MSCI EAFE Index, 1.35% MSCI EM Index, 3% FTSE EPRA/NAREIT Developed RE Index, 70% Barclays U.S. Aggregate Bond Index.

The Composite Benchmark for Tax Aware Overlay B, C and N is 21% S&P 500 Index, 7.5% MSCI EAFE Index, 1.5% MSCI EM Index, 70% Barclays 1-10 Year Municipal Bond Index.

*	Each chart shows the growth of $25,000 since inception to the period ended March 31, 2015.

See Historical Performance and Benchmark Disclosures on pages 3–7.

10	Sanford C. Bernstein Fund, Inc.

Expense Example—March 31, 2015 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur various ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2014	ENDING ACCOUNT VALUE MARCH 31, 2015	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Overlay A
Class 1
Actual	$1,000	$1,043.80	$5.86	1.15%
Hypothetical**	$1,000	$1,019.20	$5.79	1.15%
Class 2
Actual	$1,000	$1,044.50	$4.84	0.95%
Hypothetical**	$1,000	$1,020.19	$4.78	0.95%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$1,047.10	$5.77	1.13%
Hypothetical**	$1,000	$1,019.30	$5.69	1.13%
Class 2
Actual	$1,000	$1,048.90	$4.75	0.93%
Hypothetical**	$1,000	$1,020.29	$4.68	0.93%

Overlay B
Class 1
Actual	$1,000	$1,032.50	$4.41	0.87%
Hypothetical**	$1,000	$1,020.59	$4.38	0.87%
Class 2
Actual	$1,000	$1,032.70	$3.65	0.72%
Hypothetical**	$1,000	$1,021.34	$3.63	0.72%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$1,022.50	$4.24	0.84%
Hypothetical**	$1,000	$1,020.74	$4.23	0.84%
Class 2
Actual	$1,000	$1,022.70	$3.48	0.69%
Hypothetical**	$1,000	$1,021.49	$3.48	0.69%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$1,021.30	$4.43	0.88%
Hypothetical**	$1,000	$1,020.54	$4.43	0.88%
Class 2
Actual	$1,000	$1,022.40	$3.68	0.73%
Hypothetical**	$1,000	$1,021.29	$3.68	0.73%

Tax-Aware Overlay N
Class 1
Actual	$1,000	$1,021.90	$4.54	0.90%
Hypothetical**	$1,000	$1,020.44	$4.53	0.90%
Class 2
Actual	$1,000	$1,023.00	$3.78	0.75%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%

*	Expenses are equal to the Classes’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2015 Semi-Annual Report	11

Portfolio Summary—March 31, 2015 (Unaudited)

PORTFOLIO BREAKDOWN*	OVERLAY A PORTFOLIO	TAX AWARE OVERLAY A PORTFOLIO
Global Equity
US	60.2%	60.5%
Developed International	30.3%	30.4%
Emerging Markets	4.8%	4.8%

Real Assets	6.6%	6.3%

Global Bond
US	3.1%	-1.7%
Developed International	-5.1%	0.0%

PORTFOLIO BREAKDOWN*	OVERLAY B PORTFOLIO	TAX AWARE OVERLAY B PORTFOLIO
Global Equity
US	22.1%	24.4%
Developed International	11.2%	12.1%
Emerging Markets	1.7%	2.0%

Global Credit
Investment Grade	11.1%	0.0%

Real Assets	3.4%	0.0%

Global Bond
US	43.0%	62.1%
Developed International	7.7%	0.0%

PORTFOLIO BREAKDOWN*	TAX AWARE OVERLAY C PORTFOLIO	TAX AWARE OVERLAY N PORTFOLIO
Global Equity
US	24.4%	24.4%
Developed International	12.1%	12.1%
Emerging Markets	1.9%	2.0%

Global Bond
US	61.9%	61.9%

*	All data are as of March 31, 2015. The Fund’s portfolio breakdown includes derivative exposure and is expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages may be less than or great than 100% in light of the leveraging effect of the derivative transactions.

12	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

March 31, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS–61.3%
Information Technology–12.0%
Communications Equipment–0.5%
Brocade Communications Systems, Inc.	410,490	$4,870,464
BYD Electronic International Co., Ltd.	364,000	459,787
F5 Networks, Inc.(a)	20,500	2,356,270
Finisar Corp.(a)	9,810	209,345
Harris Corp.	3,480	274,085
Palo Alto Networks, Inc.(a)	3,340	487,907
VTech Holdings Ltd.	39,000	556,881

		9,214,739

Electronic Equipment, Instruments & Components–0.5%
Amphenol Corp.–Class A	125,850	7,416,341
Arrow Electronics, Inc.(a)	5,600	342,440
Avnet, Inc.	9,160	407,620
CDW Corp./DE	7,630	284,141
Delta Electronics, Inc.	33,000	207,947
Insight Enterprises, Inc.(a)	10,570	301,456
Ju Teng International Holdings Ltd.	198,000	115,439
Keysight Technologies, Inc.(a)	8,340	309,831
LG Display Co., Ltd.	4,430	125,369
Samsung Electro-Mechanics Co., Ltd.	3,690	255,427
TTM Technologies, Inc.(a)	21,520	193,895
Vishay Intertechnology, Inc.	27,950	386,269
Zebra Technologies Corp.–Class A(a)	4,510	409,125

		10,755,300

Internet Software & Services–2.2%
Alibaba Group Holding Ltd. (ADR)(a)	1,881	156,574
Baidu, Inc. (Sponsored ADR)(a)	11,990	2,498,716
CoStar Group, Inc.(a)	2,297	454,416
eBay, Inc.(a)	146,836	8,469,501
Facebook, Inc.–Class A(a)	144,205	11,855,814
Google, Inc.–Class A(a)	11,100	6,157,170
Google, Inc.–Class C(a)	18,200	9,973,600
HomeAway, Inc.(a)	8,126	245,161
Just Dial Ltd.	7,098	150,239
Pandora Media, Inc.(a)	11,829	191,748
Telecity Group PLC	206,014	2,666,881
Tencent Holdings Ltd.	62,300	1,183,875

		44,003,695

IT Services–2.5%
Amadeus IT Holding SA–Class A	12,140	520,285
Amdocs Ltd.	130,136	7,079,398
Booz Allen Hamilton Holding Corp.	47,135	1,364,087
DH Corp.	6,700	204,669
Fidelity National Information Services, Inc.	155,900	10,610,554
Fiserv, Inc.(a)	68,400	5,430,960
Genpact Ltd.(a)	11,230	261,098
Company	Shares	U.S. $ Value

HCL Technologies Ltd.	79,820	1,249,976
Obic Co., Ltd.	39,100	1,658,048
QIWI PLC (Sponsored ADR)	2,488	59,762
Tata Consultancy Services Ltd.	35,850	1,466,510
VeriFone Systems, Inc.(a)	6,964	242,974
Visa, Inc.–Class A	219,200	14,337,872
Xerox Corp.	541,800	6,962,130

		51,448,323

Semiconductors & Semiconductor Equipment–1.0%
Advanced Micro Devices, Inc.(a)	35,200	94,336
Advanced Semiconductor Engineering, Inc.	856,000	1,159,139
Advanced Semiconductor Engineering, Inc. (ADR)	65,270	469,944
Cavium, Inc.(a)	4,534	321,098
Fairchild Semiconductor International, Inc.(a)	21,740	395,233
Hua Hong Semiconductor Ltd.(a)(b)	60,000	74,684
Infineon Technologies AG	109,240	1,299,620
Intel Corp.	182,013	5,691,547
Intersil Corp.–Class A	13,612	194,924
Kinsus Interconnect Technology Corp.	106,000	339,506
Lam Research Corp.	4,580	321,676
Linear Technology Corp.	57,075	2,671,110
Mellanox Technologies Ltd.(a)	6,340	287,456
Novatek Microelectronics Corp.	211,000	1,088,956
ON Semiconductor Corp.(a)	29,605	358,517
Samsung Electronics Co., Ltd. (Preference Shares)	60	59,577
SCREEN Holdings Co., Ltd.	228,000	1,724,804
SK Hynix, Inc.	17,310	707,055
Sumco Corp.	96,000	1,607,673
Taiwan Semiconductor Manufacturing Co., Ltd.	350,000	1,626,646
Teradyne, Inc.	10,950	206,407

		20,699,908

Software–2.7%
ANSYS, Inc.(a)	105,800	9,330,502
Aspen Technology, Inc.(a)	3,760	144,722
Barracuda Networks, Inc.(a)	8,762	337,074
Cadence Design Systems, Inc.(a)	21,967	405,071
Dassault Systemes	38,070	2,576,364
Electronic Arts, Inc.(a)	242,210	14,245,581
Guidewire Software, Inc.(a)	5,994	315,344
Microsoft Corp.	262,998	10,692,184
Mobileye NV(a)	135,517	5,695,780
NetSuite, Inc.(a)	5,223	484,486
Open Text Corp.	5,030	265,529
Oracle Corp.	70,306	3,033,704
Oracle Corp. Japan	28,000	1,204,944
SAP SE	6,087	439,952
ServiceNow, Inc.(a)	44,388	3,496,887
SolarWinds, Inc.(a)	9,342	478,684
Tableau Software, Inc.–Class A(a)	4,369	404,220
Take-Two Interactive Software, Inc.(a)	9,334	237,597
Ultimate Software Group, Inc. (The)(a)	2,330	395,995

		54,184,620

2015 Semi-Annual Report	13

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Technology Hardware, Storage & Peripherals–2.6%
Apple, Inc.(c)	242,335	$30,153,744
Asustek Computer, Inc.	40,000	402,120
Casetek Holdings Ltd.	59,000	317,999
Catcher Technology Co., Ltd.	176,000	1,840,645
EMC Corp./MA	212,400	5,428,944
Hewlett-Packard Co.(c)	420,000	13,087,200
Inventec Corp.	140,000	101,105
NCR Corp.(a)	13,140	387,761
Samsung Electronics Co., Ltd.	590	765,085
Samsung Electronics Co., Ltd. (GDR)(b)	1,640	807,905
Samsung Electronics Co., Ltd. (GDR) (London)(b)	740	475,938

		53,768,446

		244,075,031

Consumer Discretionary–11.1%
Auto Components–0.5%
Aisin Seiki Co., Ltd.	48,300	1,751,131
Continental AG	5,110	1,203,387
Dana Holding Corp.	11,730	248,207
Lear Corp.	2,990	331,352
Nokian Renkaat Oyj	38,580	1,149,753
Plastic Omnium SA	30,360	800,120
Sumitomo Electric Industries Ltd.	165,200	2,165,516
Tenneco, Inc.(a)	6,460	370,933
Valeo SA	12,190	1,818,201

		9,838,600

Automobiles–1.2%
Ford Motor Co.	756,800	12,214,752
Great Wall Motor Co., Ltd.–Class H	254,000	1,790,609
Honda Motor Co., Ltd.	94,800	3,094,549
Hyundai Motor Co.	1,450	219,590
Hyundai Motor Co. (Preference Shares)	400	39,905
Isuzu Motors Ltd.	90,800	1,204,687
Kia Motors Corp.	5,560	225,947
Tata Motors Ltd. (Sponsored ADR)	10,030	451,952
Tata Motors Ltd.–Class A	43,370	230,301
Thor Industries, Inc.	5,660	357,769
Toyota Motor Corp.	77,700	5,423,749

		25,253,810

Diversified Consumer Services–0.2%
Bright Horizons Family Solutions, Inc.(a)	7,051	361,505
Estacio Participacoes SA	228,400	1,326,796
Grand Canyon Education, Inc.(a)	9,075	392,947
Kroton Educacional SA	372,600	1,201,314
New Oriental Education & Technology Group, Inc. (ADR)(a)	14,841	329,025
TAL Education Group (ADR)(a)	46,945	1,559,513

		5,171,100

Hotels, Restaurants & Leisure–1.3%
Ajisen China Holdings Ltd.	305,000	174,514
Bloomin’ Brands, Inc.	14,740	358,624
Company	Shares	U.S. $ Value

Buffalo Wild Wings, Inc.(a)	2,290	415,040
Galaxy Entertainment Group Ltd.	25,000	113,187
Melco International Development Ltd.	636,000	1,070,241
Merlin Entertainments PLC(b)	307,288	2,011,781
NagaCorp Ltd.	162,000	107,144
Norwegian Cruise Line Holdings Ltd.(a)	5,880	317,579
Oriental Land Co., Ltd./Japan	9,200	696,606
Sodexo SA	36,270	3,537,534
Starbucks Corp.	150,593	14,261,157
Tabcorp Holdings Ltd.	167,525	603,592
Tatts Group Ltd.	349,361	1,056,949
Wyndham Worldwide Corp.	4,474	404,763
Yum! Brands, Inc.	16,780	1,320,922

		26,449,633

Household Durables–0.1%
Even Construtora e Incorporadora SA	65,100	90,158
Hanssem Co., Ltd.	1,539	255,721
Helen of Troy Ltd.(a)	2,630	214,319
Meritage Homes Corp.(a)	6,950	338,048
PulteGroup, Inc.	9,940	220,966
Skyworth Digital Holdings Ltd.	536,000	421,013
Tempur Sealy International, Inc.(a)	5,907	341,070

		1,881,295

Internet & Catalog Retail–0.5%
JD.com, Inc. (ADR)(a)	8,449	248,231
Just Eat PLC(a)	93,070	601,942
Priceline Group, Inc. (The)(a)	7,286	8,481,997
Vipshop Holdings Ltd. (ADR)(a)	20,180	594,099

		9,926,269

Leisure Products–0.3%
Polaris Industries, Inc.	40,691	5,741,500

Media–2.4%
AMC Networks, Inc.–Class A(a)	5,362	410,944
Cineplex, Inc.	14,150	557,263
Comcast Corp.–Class A	165,370	9,338,444
CTS Eventim AG & Co. KGaA	20,335	640,651
Liberty Global PLC–Class A(a)	5,043	259,563
Liberty Global PLC–Series C(a)	60,542	3,015,597
Naspers Ltd.–Class N	16,814	2,579,115
Reed Elsevier PLC	57,410	987,333
Sky PLC	35,090	516,244
Smiles SA	16,200	256,333
Surya Citra Media Tbk PT	369,500	95,872
Thomson Reuters Corp.	36,900	1,496,044
Time Warner, Inc.	118,489	10,005,211
Vivendi SA(a)	114,594	2,845,116
Walt Disney Co. (The)(c)	141,435	14,835,117
Wolters Kluwer NV	15,650	511,045

		48,349,892

Multiline Retail–1.3%
B&M European Value Retail SA	564,572	2,617,144
Big Lots, Inc.	8,450	405,854
Dillard’s, Inc.–Class A	2,360	322,164
Dollar General Corp.(a)	155,538	11,724,454

14	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Kohl’s Corp.	126,300	$9,882,975
Matahari Department Store Tbk PT	221,500	333,095
Next PLC	8,970	932,866
Poundland Group PLC	236,250	1,278,453

		27,497,005

Specialty Retail–2.2%
AutoZone, Inc.(a)	9,900	6,753,384
Brown Shoe Co., Inc.	8,210	269,288
Cabela’s, Inc.(a)	859	48,087
Children’s Place, Inc. (The)	5,830	374,228
Five Below, Inc.(a)	8,888	316,146
Foschini Group Ltd. (The)	14,772	219,629
GameStop Corp.–Class A	160,390	6,088,404
Home Depot, Inc. (The)	131,300	14,916,993
Inditex SA	9,700	311,425
L Brands, Inc.	40,512	3,819,877
L’Occitane International SA	20,250	57,726
Luk Fook Holdings International Ltd.	39,000	108,751
Office Depot, Inc.(a)	604,501	5,561,409
Pier 1 Imports, Inc.	16,610	232,208
Select Comfort Corp.(a)	8,910	307,128
Sports Direct International PLC(a)	240,695	2,163,207
Tractor Supply Co.	4,821	410,074
Ulta Salon Cosmetics & Fragrance, Inc.(a)	3,531	532,651
WH Smith PLC	18,870	362,575
Yamada Denki Co., Ltd.	290,100	1,194,612

		44,047,802

Textiles, Apparel & Luxury Goods–1.1%
Cie Financiere Richemont SA	45,689	3,671,151
Cie Financiere Richemont SA (Johannesburg)	79,549	639,708
Crocs, Inc.(a)	17,700	209,037
Eclat Textile Co., Ltd.	51,880	679,822
Global Brands Group Holding Ltd.(a)	1,828,000	356,043
HUGO BOSS AG	14,081	1,710,724
NIKE, Inc.–Class B	109,300	10,966,069
Pacific Textiles Holdings Ltd.	101,000	139,398
Samsonite International SA	620,900	2,164,554
Titan Co., Ltd.	71,385	445,082
Under Armour, Inc.–Class A(a)	3,869	312,422
Yue Yuen Industrial Holdings Ltd.	206,000	732,909

		22,026,919

		226,183,825

Financials–10.0%
Banks–3.9%
Associated Banc-Corp	10,690	198,834
Australia & New Zealand Banking Group Ltd.	33,500	931,976
Axis Bank Ltd.	79,350	708,875
Banco Bradesco SA (Preference Shares)	9,720	90,361
Banco Davivienda SA (Preference Shares)	16,960	165,034
Banco do Brasil SA	36,400	261,291
Banco Macro SA (ADR)	2,730	156,156
Bangkok Bank PCL (NVDR)	42,600	241,365
Bank Hapoalim BM	266,940	1,283,543
Company	Shares	U.S. $ Value

Bank Mandiri Persero Tbk PT	585,000	557,896
Bank of America Corp.	699,700	10,768,383
Bank of Baroda	25,650	66,890
Bank of China Ltd.–Class H	2,182,000	1,258,545
Bank of Communications Co., Ltd.–Class H	480,000	412,535
Bank of Montreal	6,160	369,148
Bank of Queensland Ltd.	185,650	1,945,385
BOC Hong Kong Holdings Ltd.	286,000	1,016,319
China CITIC Bank Corp. Ltd.–Class H	266,000	200,193
China Construction Bank Corp.–Class H	1,814,000	1,503,258
China Merchants Bank Co., Ltd.–Class H	189,500	462,202
Comerica, Inc.	5,740	259,046
Credicorp Ltd.	2,760	388,139
Danske Bank A/S	103,450	2,727,267
DBS Group Holdings Ltd.	66,600	987,535
DGB Financial Group, Inc.	24,824	270,541
First Niagara Financial Group, Inc.	22,590	199,696
First Republic Bank/CA	5,243	299,323
Hang Seng Bank Ltd.	30,200	544,640
HDFC Bank Ltd. (ADR)	10,420	613,634
Huntington Bancshares, Inc./OH	33,170	366,528
Iberiabank Corp.	4,490	283,005
ICICI Bank Ltd.	36,100	182,365
ICICI Bank Ltd. (Sponsored ADR)	12,050	124,838
Industrial & Commercial Bank of China Ltd.–Class H	751,000	554,530
ING Groep NV(a)	184,180	2,697,865
Itausa–Investimentos Itau SA (Preference Shares)	86,400	270,173
Kasikornbank PCL (NVDR)	38,500	270,710
KB Financial Group, Inc.	29,300	1,034,255
Komercni banka AS	1,770	381,786
Mitsubishi UFJ Financial Group, Inc.	644,100	3,989,176
National Bank of Canada	8,090	295,355
Popular, Inc.(a)	9,650	331,864
Punjab National Bank(a)	14,900	34,317
Resona Holdings, Inc.	234,400	1,163,272
Seven Bank Ltd.	269,800	1,330,312
Shinhan Financial Group Co., Ltd.	18,030	677,383
Signature Bank/New York NY(a)	3,037	393,534
Societe Generale SA	36,573	1,765,818
State Bank of India	19,900	84,738
Susquehanna Bancshares, Inc.	19,910	272,966
SVB Financial Group(a)	2,823	358,634
Synovus Financial Corp.	8,040	225,200
Toronto-Dominion Bank (The)	16,060	687,389
UniCredit SpA	282,260	1,914,088
US Bancorp/MN	245,004	10,699,325
Webster Financial Corp.	6,770	250,829
Wells Fargo & Co.	354,100	19,263,040
Zions Bancorporation	13,690	369,630

		79,160,935

Capital Markets–0.9%
Affiliated Managers Group, Inc.(a)	29,577	6,352,548
China Cinda Asset Management Co., Ltd. –Class H(a)	51,000	25,260

2015 Semi-Annual Report	15

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

E*TRADE Financial Corp.(a)	11,440	$326,669
Goldman Sachs Group, Inc. (The)	33,000	6,203,010
Lazard Ltd.–Class A	7,527	395,845
Partners Group Holding AG	3,990	1,189,528
Stifel Financial Corp.(a)	5,291	294,973
UBS Group AG(a)	260,041	4,876,054

		19,663,887

Consumer Finance–0.5%
Capital One Financial Corp.	120,200	9,474,164
Muthoot Finance Ltd.	35,097	115,057
Shriram Transport Finance Co., Ltd.	23,360	414,653
SLM Corp.(a)	39,410	365,725

		10,369,599

Diversified Financial Services–0.4%
Challenger Ltd./Australia	216,950	1,177,705
Cielo SA	10,100	144,591
Intercontinental Exchange, Inc.	10,852	2,531,446
ORIX Corp.	242,700	3,410,206
Power Finance Corp. Ltd.	45,340	196,546
Premium Leisure Corp.	3,302,000	107,861

		7,568,355

Insurance–3.2%
Admiral Group PLC	162,520	3,679,882
AIA Group Ltd.	980,400	6,149,118
Allstate Corp. (The)	190,138	13,532,121
American Financial Group, Inc./OH	6,220	399,013
American International Group, Inc.	216,900	11,883,951
Aon PLC	98,000	9,419,760
Aspen Insurance Holdings Ltd.	8,060	380,674
Assicurazioni Generali SpA	122,601	2,410,600
BB Seguridade Participacoes SA	49,000	503,580
Chubb Corp. (The)	20,230	2,045,253
CNO Financial Group, Inc.	23,070	397,265
Direct Line Insurance Group PLC	215,230	1,015,669
Gjensidige Forsikring ASA	26,310	453,959
Hanover Insurance Group, Inc. (The)	5,150	373,787
Intact Financial Corp.	4,080	307,381
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	13,350	2,868,676
New China Life Insurance Co., Ltd.–Class H	24,800	137,760
PartnerRe Ltd.	34,347	3,926,893
Prudential PLC	144,050	3,574,665
StanCorp Financial Group, Inc.	5,710	391,706
Suncorp Group Ltd.	57,841	593,137
Topdanmark A/S(a)	20,910	625,650
Tryg A/S	8,970	1,054,948
Validus Holdings Ltd.	7,560	318,276

		66,443,724

Real Estate Investment Trusts (REITs)–0.5%
American Tower Corp.	92,865	8,743,240
DDR Corp.	13,840	257,701
DiamondRock Hospitality Co.	23,310	329,370
LTC Properties, Inc.	7,670	352,820
Company	Shares	U.S. $ Value

Medical Properties Trust, Inc.	21,440	316,026
Mid-America Apartment Communities, Inc.	2,990	231,037
Parkway Properties, Inc./Md	13,270	230,234
STAG Industrial, Inc.	7,880	185,338

		10,645,766

Real Estate Management & Development–0.4%
Ayala Land, Inc.	1,297,000	1,114,859
China Resources Land Ltd.	54,000	152,963
China Vanke Co., Ltd.–Class H(a)	86,100	202,722
CIFI Holdings Group Co., Ltd.	476,000	108,186
Daito Trust Construction Co., Ltd.	11,600	1,295,321
Global Logistic Properties Ltd.	2,091,000	4,035,827
Huaku Development Co., Ltd.	21,000	42,853
Kaisa Group Holdings Ltd.(d)(e)	204,000	41,049
KWG Property Holding Ltd.	539,500	382,056
Shimao Property Holdings Ltd.	29,000	60,851
Sunac China Holdings Ltd.	348,000	301,923

		7,738,610

Thrifts & Mortgage Finance–0.2%
Essent Group Ltd.(a)	12,379	295,982
Housing Development Finance Corp., Ltd.	153,490	3,227,886
LIC Housing Finance Ltd.	19,440	135,799

		3,659,667

		205,250,543

Health Care–8.5%
Biotechnology–1.5%
Achillion Pharmaceuticals, Inc.(a)	9,890	97,515
Agios Pharmaceuticals, Inc.(a)	815	76,854
Alder Biopharmaceuticals, Inc.(a)	3,774	108,918
Biogen, Inc.(a)	30,100	12,709,424
CSL Ltd.	25,730	1,800,131
Gilead Sciences, Inc.(a)	140,900	13,826,517
Isis Pharmaceuticals, Inc.(a)	1,580	100,599
KYTHERA Biopharmaceuticals, Inc.(a)	1,895	95,034
Medivation, Inc.(a)	2,674	345,133
PTC Therapeutics, Inc.(a)	430	26,165
Puma Biotechnology, Inc.(a)	990	233,749
Receptos, Inc.(a)	858	141,476
Synageva BioPharma Corp.(a)	1,227	119,669
TESARO, Inc.(a)	3,012	172,889

		29,854,073

Health Care Equipment & Supplies–0.9%
Align Technology, Inc.(a)	5,726	307,973
Cochlear Ltd.	5,160	354,733
DBV Technologies SA (Sponsored ADR)(a)	4,516	105,494
DexCom, Inc.(a)	4,641	289,320
Essilor International SA	5,280	606,224
HeartWare International, Inc.(a)	3,270	287,008
Intuitive Surgical, Inc.(a)	16,059	8,110,277
Medtronic PLC	95,555	7,452,334
Sirona Dental Systems, Inc.(a)	3,622	325,944

		17,839,307

16	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Health Care Providers & Services–2.4%
Acadia Healthcare Co., Inc.(a)	7,965	$570,294
Aetna, Inc.	124,500	13,262,985
Anthem, Inc.	110,000	16,985,100
Bangkok Dusit Medical Services PCL–Class F	43,000	26,033
Envision Healthcare Holdings, Inc.(a)	8,726	334,642
LifePoint Hospitals, Inc.(a)	4,330	318,038
McKesson Corp.	33,693	7,621,357
Molina Healthcare, Inc.(a)	3,670	246,954
Premier, Inc.–Class A(a)	8,338	313,342
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	136,300	360,132
Sonic Healthcare Ltd.	83,900	1,303,461
UnitedHealth Group, Inc.	67,349	7,966,713
WellCare Health Plans, Inc.(a)	4,260	389,620

		49,698,671

Life Sciences Tools & Services–0.6%
Eurofins Scientific SE	17,233	4,638,227
ICON PLC(a)	4,115	290,231
Quintiles Transnational Holdings, Inc.(a)	105,107	7,039,016

		11,967,474

Pharmaceuticals–3.1%
Actavis PLC(a)	32,600	9,702,412
Akorn, Inc.(a)	4,676	222,157
Aspen Pharmacare Holdings Ltd.(a)	6,510	205,693
Astellas Pharma, Inc.	104,300	1,708,944
GlaxoSmithKline PLC	181,511	4,178,372
GW Pharmaceuticals PLC (ADR)(a)	1,326	120,838
Jazz Pharmaceuticals PLC(a)	2,169	374,781
Johnson & Johnson	129,900	13,067,940
Lupin Ltd.	11,416	365,212
Merck & Co., Inc.	75,616	4,346,408
Novartis AG (REG)	19,710	1,945,386
Novo Nordisk A/S–Class B	64,611	3,449,178
Orion Oyj–Class B	14,700	414,358
Pfizer, Inc.	448,402	15,599,905
Richter Gedeon Nyrt	7,300	100,140
Roche Holding AG	21,475	5,901,158
Sun Pharmaceutical Industries Ltd.	81,510	1,329,819
Tetraphase Pharmaceuticals, Inc.(a)	2,741	100,430
Teva Pharmaceutical Industries Ltd.	8,350	521,852

		63,654,983

		173,014,508

Industrials–6.2%
Aerospace & Defense–2.4%
Airbus Group NV	50,000	3,250,544
Hexcel Corp.	10,286	528,906
L-3 Communications Holdings, Inc.	74,204	9,334,121
Lockheed Martin Corp.	58,789	11,931,816
Raytheon Co.	96,700	10,564,475
Safran SA	23,280	1,626,610
Spirit Aerosystems Holdings, Inc.–Class A(a)	6,890	359,727
Company	Shares	U.S. $ Value

TransDigm Group, Inc.	1,891	413,600
United Technologies Corp.	56,142	6,579,842
Zodiac Aerospace	119,309	3,947,523

		48,537,164

Air Freight & Logistics–0.1%
bpost SA	33,097	928,892
Expeditors International of Washington, Inc.	6,424	309,508
Oesterreichische Post AG	11,823	582,241
Singapore Post Ltd.	243,000	347,011

		2,167,652

Airlines–0.6%
Delta Air Lines, Inc.	170,292	7,656,328
International Consolidated Airlines Group SA(a)	325,640	2,902,498
Qantas Airways Ltd.(a)	685,840	1,626,747
Turk Hava Yollari AO(a)	63,615	209,855

		12,395,428

Building Products–0.0%
Assa Abloy AB–Class B	14,740	877,993

Commercial Services & Supplies–0.2%
APR Energy PLC	137,724	774,272
Babcock International Group PLC	182,063	2,655,910
Berendsen PLC	20,020	331,177
Regus PLC	81,467	263,263

		4,024,622

Construction & Engineering–0.1%
AECOM(a)	7,952	245,081
China Railway Group Ltd.–Class H	261,000	266,611
Daelim Industrial Co., Ltd.	3,710	215,483
EMCOR Group, Inc.	4,550	211,439
Granite Construction, Inc.	7,260	255,116
IRB Infrastructure Developers Ltd.	54,180	211,762
Larsen & Toubro Ltd.	7,510	206,137
Tutor Perini Corp.(a)	11,210	261,754

		1,873,383

Electrical Equipment–0.1%
Amara Raja Batteries Ltd.	15,982	213,327
AMETEK, Inc.	6,449	338,830
General Cable Corp.	9,430	162,479
Regal-Beloit Corp.	4,390	350,849

		1,065,485

Industrial Conglomerates–0.7%
Alliance Global Group, Inc.	718,500	425,027
Bidvest Group Ltd. (The)	11,900	321,896
Carlisle Cos., Inc.	4,598	425,913
Danaher Corp.(c)	126,456	10,736,114
SM Investments Corp.	12,623	253,857
Toshiba Corp.	409,000	1,713,735

		13,876,542

Machinery–0.6%
Actuant Corp.–Class A	3,630	86,176
IDEX Corp.	5,354	405,994

2015 Semi-Annual Report	17

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

ITT Corp.	216,336	$8,633,970
JTEKT Corp.	121,000	1,886,564
Lincoln Electric Holdings, Inc.	5,611	366,903
Middleby Corp. (The)(a)	5,046	517,972
Oshkosh Corp.	6,570	320,550
Terex Corp.	8,170	217,240
Valmont Industries, Inc.	2,485	305,357
Wabtec Corp./DE	1,032	98,051

		12,838,777

Marine–0.1%
Kirby Corp.(a)	5,126	384,706
Nippon Yusen KK	738,000	2,123,028

		2,507,734

Professional Services–0.5%
51job, Inc. (ADR)(a)	7,442	240,116
Bureau Veritas SA	151,012	3,239,924
Capita PLC	212,663	3,515,487
Korn/Ferry International	5,730	188,345
Robert Half International, Inc.	8,403	508,550
Teleperformance	48,807	3,344,828

		11,037,250

Road & Rail–0.6%
CAR, Inc.(a)	135,000	256,091
Central Japan Railway Co.	19,500	3,524,030
Con-way, Inc.	5,500	242,715
Genesee & Wyoming, Inc.–Class A(a)	4,301	414,788
Globaltrans Investment PLC (Sponsored GDR)(b)	18,928	85,381
Ryder System, Inc.	3,380	320,728
Union Pacific Corp.	67,700	7,332,587

		12,176,320

Trading Companies & Distributors–0.2%
Brenntag AG	43,130	2,576,782
Bunzl PLC	32,830	890,069
United Rentals, Inc.(a)	4,173	380,411
WESCO International, Inc.(a)	4,800	335,472

		4,182,734

		127,561,084

Consumer Staples–5.5%
Beverages–1.3%
Anheuser-Busch InBev NV	7,650	934,565
Dr Pepper Snapple Group, Inc.	129,500	10,163,160
Heineken NV	10,970	837,304
Monster Beverage Corp.(a)	83,031	11,491,075
PepsiCo, Inc.	43,700	4,178,594

		27,604,698

Food & Staples Retailing–2.1%
7-Eleven Malaysia Holdings Bhd	169,524	73,238
Alimentation Couche-Tard, Inc.–Class B	19,569	779,793
Bizim Toptan Satis Magazalari AS	3,460	20,335
Costco Wholesale Corp.	62,100	9,407,840
Company	Shares	U.S. $ Value

CP ALL PCL	40,300	50,778
CVS Health Corp.	157,681	16,274,256
Delhaize Group SA	27,790	2,496,656
Diplomat Pharmacy, Inc.(a)	5,701	197,141
Jean Coutu Group PJC, Inc. (The)–Class A	25,490	544,798
Koninklijke Ahold NV	31,389	618,547
Kroger Co. (The)	101,020	7,744,193
Lawson, Inc.	7,500	519,899
Lenta Ltd. (GDR)(a)(b)	70,664	544,113
Magnit PJSC (Sponsored GDR)(b)	11,720	597,873
Olam International Ltd.	867,038	1,251,320
Sprouts Farmers Market, Inc.(a)	12,423	437,662
Sugi Holdings Co., Ltd.	5,400	267,063
X5 Retail Group NV (GDR)(a)(b)	17,555	269,068

		42,094,573

Food Products–0.5%
Dean Foods Co.	22,935	379,116
Gruma SAB de CV–Class B	9,800	124,698
Ingredion, Inc.	3,640	283,265
JBS SA	42,400	188,648
Mead Johnson Nutrition Co.–Class A	78,300	7,871,499
MHP SA (GDR)(b)	5,900	55,519
Nestle SA (REG)	16,590	1,249,266
Unilever PLC	23,703	988,970
Universal Robina Corp.	16,370	82,689
WH Group Ltd.(a)(b)	183,500	104,467

		11,328,137

Household Products–0.3%
Henkel AG & Co. KGaA	3,343	344,974
Kimberly-Clark Corp.	36,138	3,870,741
Reckitt Benckiser Group PLC	15,509	1,332,309

		5,548,024

Personal Products–0.5%
Estee Lauder Cos., Inc. (The)–Class A	91,900	7,642,404
Kao Corp.	21,300	1,063,594
L’Oreal SA	6,950	1,280,125

		9,986,123

Tobacco–0.8%
Altria Group, Inc.	125,244	6,264,705
British American Tobacco PLC	126,040	6,526,857
Imperial Tobacco Group PLC	66,230	2,905,261
ITC Ltd.	60,960	316,565
Japan Tobacco, Inc.	11,500	363,571

		16,376,959

		112,938,514

Energy–3.2%
Energy Equipment & Services–0.4%
FMC Technologies, Inc.(a)	3,891	144,006
Oceaneering International, Inc.	4,762	256,814
Schlumberger Ltd.(c)	85,100	7,100,744
Superior Energy Services, Inc.	6,305	140,854

		7,642,418

18	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels–2.8%
BG Group PLC	190,468	$2,337,754
Bill Barrett Corp.(a)	12,390	102,837
Concho Resources, Inc.(a)	1,051	121,832
Gazprom OAO (London) (Sponsored ADR)	7,750	36,481
Gazprom OAO (Sponsored ADR)	74,430	350,937
Hess Corp.	182,706	12,400,256
JX Holdings, Inc.	846,200	3,255,885
KazMunaiGas Exploration Production JSC (GDR)(b)	10,250	126,608
Laredo Petroleum, Inc.(a)	13,444	175,310
Lukoil OAO (London) (Sponsored ADR)	18,760	861,647
Marathon Petroleum Corp.	38,748	3,967,408
Murphy Oil Corp.	74,643	3,478,364
Occidental Petroleum Corp.	148,000	10,804,000
Petroleo Brasileiro SA (Sponsored ADR)	151,253	921,130
Petronet LNG Ltd.	90,460	248,944
Rosetta Resources, Inc.(a)	12,980	220,920
Royal Dutch Shell PLC–Class B	18,649	580,922
SM Energy Co.	6,400	330,752
Tatneft OAO (Sponsored ADR)	6,600	196,614
TOTAL SA	55,190	2,743,330
Valero Energy Corp.	217,598	13,843,585

		57,105,516

		64,747,934

Materials–2.9%
Chemicals–2.2%
A Schulman, Inc.	6,200	298,840
Arkema SA	19,798	1,567,919
Chr Hansen Holding A/S	31,360	1,439,859
Croda International PLC	14,760	598,637
Essentra PLC	366,532	5,387,922
Givaudan SA (REG)(a)	350	632,326
Huabao International Holdings Ltd.	177,000	132,288
Huntsman Corp.	6,070	134,572
Hyosung Corp.	7,010	546,669
IMCD Group NV(a)	8,374	282,100
JSR Corp.	121,300	2,100,574
Koninklijke DSM NV	26,947	1,501,875
LyondellBasell Industries NV–Class A	108,288	9,507,687
Monsanto Co.	66,200	7,450,148
PolyOne Corp.	10,697	399,533
Sherwin-Williams Co. (The)	43,396	12,346,162

		44,327,111

Construction Materials–0.1%
Boral Ltd.	258,830	1,254,658
Cemex Latam Holdings SA(a)	17,592	91,343
Grasim Industries Ltd.	269	15,592
Grasim Industries Ltd. (GDR)(b)	3,604	209,062
Martin Marietta Materials, Inc.	303	42,359
West China Cement Ltd.	592,000	88,536

		1,701,550

Company	Shares	U.S. $ Value

Containers & Packaging–0.5%
Avery Dennison Corp.	4,360	230,688
Ball Corp.	144,886	10,234,747
Graphic Packaging Holding Co.	15,130	219,990

		10,685,425

Metals & Mining–0.0%
KGHM Polska Miedz SA	1,620	51,198
Koza Altin Isletmeleri AS	16,730	181,016
MMC Norilsk Nickel OJSC (ADR)	6,520	115,828
Steel Dynamics, Inc.	10,850	218,085

		566,127

Paper & Forest Products–0.1%
Mondi PLC	74,510	1,431,859
Nine Dragons Paper Holdings Ltd.	261,000	163,205
Sappi Ltd.(a)	92,590	373,520

		1,968,584

		59,248,797

Telecommunication Services–1.1%
Diversified Telecommunication Services–0.5%
Belgacom SA	22,130	774,291
Bezeq The Israeli Telecommunication Corp., Ltd.	616,677	1,148,340
China Telecom Corp., Ltd.–Class H	780,000	498,663
Nippon Telegraph & Telephone Corp.	54,600	3,370,513
Singapore Telecommunications Ltd.	261,000	831,802
Swisscom AG (REG)	1,700	985,813
Telefonica Brasil SA (Preference Shares)	72,400	1,122,449
Telenor ASA	51,380	1,036,868
Telstra Corp., Ltd.	167,720	805,132

		10,573,871

Wireless Telecommunication Services–0.6%
China Mobile Ltd.	184,000	2,393,220
SK Telecom Co., Ltd.	5,790	1,424,725
SoftBank Corp.	50,000	2,911,970
Sunrise Communications Group AG(a)(b)	9,598	831,603
Tower Bersama Infrastructure Tbk PT	797,000	577,558
Turkcell Iletisim Hizmetleri AS(a)	45,770	234,758
Vodafone Group PLC	901,996	2,951,622

		11,325,456

		21,899,327

Utilities–0.8%
Electric Utilities–0.7%
American Electric Power Co., Inc.	135,884	7,643,475
EDP–Energias de Portugal SA	713,920	2,673,733
Electricite de France SA	60,880	1,459,798
Elia System Operator SA/NV	17,670	744,185
Light SA	20,300	91,592
PNM Resources, Inc.	13,080	381,936

2015 Semi-Annual Report	19

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Power Assets Holdings Ltd.	134,500	$1,366,895
Westar Energy, Inc.	8,980	348,065

		14,709,679

Gas Utilities–0.0%
Southwest Gas Corp.	6,010	349,602
UGI Corp.	10,605	345,617

		695,219

Independent Power and Renewable Electricity Producers–0.1%
Datang International Power Generation Co., Ltd.–Class H	616,000	315,828
Huadian Power International Corp. Ltd.–Class H	444,000	370,383
NTPC Ltd.	111,040	262,205

		948,416

Multi-Utilities–0.0%
United Utilities Group PLC	21,510	297,424

Water Utilities–0.0%
Cia de Saneamento Basico do Estado de Sao Paulo	38,300	212,528
Cia de Saneamento de Minas Gerais-COPASA	23,000	133,321

		345,849

		16,996,587

Total Common Stocks (cost $1,019,021,252)		1,251,916,150

INVESTMENT COMPANIES–22.0%
Funds and Investment Trusts–22.0%
AB Pooling Portfolio–Multi-Asset Real Return Portfolio(f)	19,411,772	135,105,932
iShares Core MSCI Emerging Markets ETF	878,360	42,451,139
SPDR S&P 500 ETF Trust	1,325,682	273,660,535

Total Investment Companies (cost $475,449,566)		451,217,606

WARRANTS–0.1%
Financials–0.1%
Banks–0.1%
Bank of Baroda, JPMorgan Chase Bank, expiring 5/05/16(a)(b)	77,700	203,764
Commercial Bank of Qatar QSC (The), Deutsche Bank AG, expiring 5/26/17(a)	12,087	182,583
First Gulf Bank PJSC, Merrill Lynch Intl & Co., expiring 8/21/15(a)	17,600	69,963
Punjab National Bank, Merrill Lynch Intl & Co., expiring 8/08/18(a)	48,800	112,851

		569,161

Company	Shares		U.S. $ Value

Consumer Finance–0.0%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(a)		62,514	$205,803
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/30/19(a)		9,552	170,915

			376,718

Real Estate Management & Development–0.0%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)		33,617	60,409

			1,006,288

Industrials–0.0%
Airlines–0.0%
Air Arabia PJSC, Deutsche Bank AG, expiring 7/31/17(a)		138,460	53,532

Total Warrants (cost $931,762)			1,059,820

Principal Amount (000)
CORPORATES—INVESTMENT GRADE–0.0%
Utilities–0.0%
Independent Power and Renewable Electricity Producers–0.0%
NTPC Ltd. 8.49%, 3/25/25(d)(e) (cost $22,224)	INR	1,387	22,502

	Shares
SHORT-TERM INVESTMENTS–16.1%
Investment Companies–15.9%
AB Fixed Income Shares, Inc. –Government STIF Portfolio, 0.10%(f)(g) (cost $324,632,268)		324,632,268	324,632,268

Principal Amount (000)
U.S. Treasury Bills–0.2%
U.S. Treasury Bill Zero Coupon, 6/11/15(h) (cost $3,999,898)		$4,000	3,999,898

Total Short-Term Investments (cost $328,632,166)			328,632,166

Total Investments—99.5% (cost $1,824,040,380)			2,032,848,244

Other assets less liabilities—0.5%			9,445,860

Net Assets—100.0%			$2,042,294,104

20	Sanford C. Bernstein Fund, Inc.

FUTURES (see Note 3)
Type	Numberof Contracts	Expiration Month	Original Value	Value at March 31, 2015	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
10 Year Australian Bond Futures	27	June 2015	$2,674,000	$2,728,401	$54,401
10 Year Canadian Bond Futures	60	June 2015	6,726,532	6,761,991	35,459
DAX Index Futures	110	June 2015	35,996,444	35,514,308	(482,136)
Euro STOXX 50 Futures	2,179	June 2015	85,080,414	85,073,257	(7,157)
FTSE 100 Index Futures	730	June 2015	72,935,466	72,845,473	(89,993)
Hang Seng Index Futures	18	April 2015	2,834,890	2,896,313	61,423
Russell 2000 E Mini Futures	27	June 2015	3,246,391	3,372,030	125,639
S&P Mid 400 E Mini Futures	29	June 2015	4,256,148	4,407,420	151,272
SPI 200 Futures	84	June 2015	9,412,381	9,414,451	2,070
TOPIX Index Futures	831	June 2015	105,910,841	106,945,304	1,034,463
U.S. Long Bond (CBT) Futures	20	June 2015	3,209,092	3,277,500	68,408
U.S. T-Note 5 Yr (CBT) Futures	173	June 2015	20,589,959	20,796,492	206,533
U.S. T-Note 10 Yr (CBT) Futures	89	June 2015	11,335,780	11,472,656	136,876
U.S Ultra Bond Futures	45	June 2015	7,397,996	7,644,375	246,379

Sold Contracts
10 Yr Japan Bond (OSE) Futures	12	June 2015	14,749,923	14,729,979	19,944
Euro-BOBL Futures	217	June 2015	30,192,005	30,199,814	(7,809)
Euro-BUXL Futures	73	June 2015	13,596,918	13,827,375	(230,457)
Euro-BUND Futures	171	June 2015	29,117,771	29,190,853	(73,082)
Long GILT Futures	42	June 2015	7,399,019	7,523,063	(124,044)

					$1,128,189

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	4,166	EUR	3,896	5/13/15	$25,050
Barclays Bank PLC	CAD	7,444	USD	5,937	5/13/15	62,905
Barclays Bank PLC	GBP	8,200	USD	12,368	5/13/15	207,138
Barclays Bank PLC	HKD	83,248	USD	10,736	5/13/15	(1,166)
Barclays Bank PLC	USD	22,130	CHF	19,089	5/13/15	(2,454,566)
Barclays Bank PLC	USD	39,910	GBP	25,882	5/13/15	(1,527,445)
Barclays Bank PLC	USD	7,187	GBP	4,877	5/13/15	45,336
Barclays Bank PLC	USD	1,774	JPY	211,763	5/13/15	(7,791)
Barclays Bank PLC	USD	982	NOK	7,407	5/13/15	(63,749)
BNP Paribas SA	AUD	48,961	USD	37,843	5/13/15	638,769
BNP Paribas SA	GBP	4,287	USD	6,341	5/13/15	(16,932)
BNP Paribas SA	USD	9,515	AUD	12,327	5/13/15	(147,768)
BNP Paribas SA	USD	637	CAD	804	5/13/15	(2,372)
BNP Paribas SA	USD	23,614	GBP	15,331	5/13/15	(877,937)
Brown Brothers Harriman & Co.	EUR	1,519	USD	1,725	5/13/15	91,200
Citibank	GBP	6,346	USD	9,431	5/13/15	19,658
Citibank	USD	3,132	GBP	2,108	5/13/15	(5,704)
Credit Suisse International	CHF	5,094	USD	5,319	5/13/15	68,259
Credit Suisse International	EUR	129,984	USD	147,471	5/13/15	7,630,686
Credit Suisse International	GBP	16,403	USD	25,308	5/13/15	982,256
Credit Suisse International	SEK	19,104	USD	2,279	5/13/15	59,086
Credit Suisse International	USD	48,179	EUR	42,445	5/13/15	(2,515,276)
Deutsche Bank AG	BRL	6,464	USD	2,236	4/02/15	210,672

2015 Semi-Annual Report	21

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	USD	2,015	BRL	6,464	4/02/15	$10,386
Deutsche Bank AG	AUD	42,145	USD	32,717	5/13/15	692,111
Deutsche Bank AG	CHF	12,833	USD	12,641	5/13/15	(586,238)
Deutsche Bank AG	GBP	4,892	USD	7,378	5/13/15	123,445
Deutsche Bank AG	USD	5,528	CHF	5,094	5/13/15	(277,765)
Deutsche Bank AG	USD	22,603	JPY	2,702,366	5/13/15	(58,833)
Goldman Sachs Bank USA	AUD	33,330	USD	25,926	5/13/15	599,478
Goldman Sachs Bank USA	JPY	613,537	USD	5,194	5/13/15	75,978
Goldman Sachs Bank USA	NOK	17,290	USD	2,278	5/13/15	133,759
Goldman Sachs Bank USA	USD	16,517	AUD	20,885	5/13/15	(647,480)
Goldman Sachs Bank USA	USD	26,586	EUR	22,838	5/13/15	(2,016,033)
Goldman Sachs Bank USA	USD	7,734	SEK	64,373	5/13/15	(254,735)
Morgan Stanley & Co., Inc.	EUR	38,935	USD	44,112	5/13/15	2,224,683
Morgan Stanley & Co., Inc.	GBP	31,658	USD	48,191	5/13/15	1,241,979
Morgan Stanley & Co., Inc.	ILS	7,541	USD	1,896	5/13/15	894
Morgan Stanley & Co., Inc.	USD	1,703	EUR	1,519	5/13/15	(69,250)
Morgan Stanley & Co., Inc.	USD	3,809	JPY	456,675	5/13/15	1,008
Royal Bank of Scotland PLC	JPY	344,279	USD	2,899	5/13/15	26,510
Royal Bank of Scotland PLC	KRW	984,180	USD	892	5/13/15	6,355
Royal Bank of Scotland PLC	USD	1,853	JPY	222,287	5/13/15	1,634
Royal Bank of Scotland PLC	USD	6,386	NZD	8,545	5/13/15	(22,896)
Standard Chartered Bank	HKD	10,237	USD	1,320	5/13/15	116
Standard Chartered Bank	USD	1,127	JPY	132,516	5/13/15	(21,101)
State Street Bank & Trust Co.	CAD	99	USD	79	5/13/15	392
State Street Bank & Trust Co.	EUR	4,641	USD	4,866	5/13/15	(126,888)
State Street Bank & Trust Co.	HKD	5,679	USD	732	5/13/15	(360)
State Street Bank & Trust Co.	USD	5,789	EUR	5,305	5/13/15	(81,747)
State Street Bank & Trust Co.	USD	850	HKD	6,593	5/13/15	(7)
UBS AG	BRL	6,464	USD	2,015	4/02/15	(10,386)
UBS AG	USD	2,031	BRL	6,464	4/02/15	(6,079)
UBS AG	BRL	6,464	USD	2,015	5/05/15	5,939
UBS AG	EUR	13,303	USD	15,296	5/13/15	984,111
UBS AG	EUR	3,931	USD	4,226	5/13/15	(3,383)

						$4,365,906

TOTAL RETURN SWAPS (See Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
SPDR S&P 500 ETF Trust	171,915	LIBOR Plus 0.27%	USD 35,868	6/15/15	$(385,677)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the aggregate market value of these securities amounted to $6,397,766 or 0.3% of net assets.
(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(d)	Illiquid security.
(e)	Fair valued by the Adviser.
(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

22	Sanford C. Bernstein Fund, Inc.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

DAX—Deutscher Aktien Index (German Stock Index)

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

JSC—Joint Stock Company

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

OSE—Osaka Securities Exchange

PJSC—Public Joint Stock Company

REG—Registered Shares

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

2015 Semi-Annual Report	23

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

March 31, 2015 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–65.4%
Information Technology–13.1%
Communications Equipment–0.5%
Brocade Communications Systems, Inc.	795,255	$9,435,701
BYD Electronic International Co., Ltd.	750,500	947,996
F5 Networks, Inc.(a)	45,300	5,206,782
Finisar Corp.(a)	20,660	440,884
Harris Corp.	7,220	568,647
Palo Alto Networks, Inc.(a)	7,052	1,030,156
VTech Holdings Ltd.	83,000	1,185,156

		18,815,322

Electronic Equipment, Instruments & Components–0.5%
Amphenol Corp.–Class A	272,028	16,030,610
Arrow Electronics, Inc.(a)	11,790	720,959
Avnet, Inc.	19,280	857,960
CDW Corp./DE	16,000	595,840
Delta Electronics, Inc.	68,000	428,498
Insight Enterprises, Inc.(a)	22,250	634,570
Ju Teng International Holdings Ltd.	420,000	244,871
Keysight Technologies, Inc.(a)	17,550	651,983
LG Display Co., Ltd.	9,370	265,170
Samsung Electro-Mechanics Co., Ltd.	7,420	513,623
TTM Technologies, Inc.(a)	45,300	408,153
Vishay Intertechnology, Inc.	58,860	813,445
Zebra Technologies Corp.–Class A(a)	9,493	861,157

		23,026,839

Internet Software & Services–2.3%
Alibaba Group Holding Ltd. (ADR)(a)	3,909	325,385
Baidu, Inc. (Sponsored ADR)(a)	23,530	4,903,652
CoStar Group, Inc.(a)	4,843	958,091
eBay, Inc.(a)	318,443	18,367,792
Facebook, Inc.–Class A(a)	325,591	26,768,464
Google, Inc.–Class A(a)	33,600	18,637,920
Google, Inc.–Class C(a)	34,100	18,686,800
HomeAway, Inc.(a)	17,132	516,872
Just Dial Ltd.	15,534	328,798
Pandora Media, Inc.(a)	24,938	404,245
Telecity Group PLC	429,321	5,557,623
Tencent Holdings Ltd.	130,000	2,470,365

		97,926,007

IT Services–2.8%
Amadeus IT Holding SA–Class A	25,290	1,083,856
Amdocs Ltd.	293,892	15,987,725
Booz Allen Hamilton Holding Corp.	240,810	6,969,041
DH Corp.	17,080	521,752
Fidelity National Information Services, Inc.	362,300	24,658,138
Fiserv, Inc.(a)	156,600	12,434,040
Genpact Ltd.(a)	23,640	549,630

Company	Shares	U.S. $ Value

HCL Technologies Ltd.	175,150	$2,742,839
Obic Co., Ltd.	76,200	3,231,286
QIWI PLC (Sponsored ADR)	3,333	80,059
Tata Consultancy Services Ltd.	74,840	3,061,466
VeriFone Systems, Inc.(a)	14,684	512,325
Visa, Inc.–Class A	460,000	30,088,600
Xerox Corp.	1,273,100	16,359,335

		118,280,092

Semiconductors & Semiconductor Equipment–1.1%
Advanced Micro Devices, Inc.(a)	62,490	167,473
Advanced Semiconductor Engineering, Inc.	1,960,000	2,654,102
Advanced Semiconductor Engineering, Inc. (ADR)	103,780	747,216
Cavium, Inc.(a)	9,550	676,331
Fairchild Semiconductor International, Inc.(a)	45,750	831,735
Hua Hong Semiconductor Ltd.(a)(b)	129,000	160,571
Infineon Technologies AG	227,740	2,709,406
Intel Corp.	418,690	13,092,436
Intersil Corp.–Class A	28,692	410,869
Kinsus Interconnect Technology Corp.	224,000	717,446
Lam Research Corp.	9,640	677,065
Linear Technology Corp.	120,542	5,641,366
Mellanox Technologies Ltd.(a)	13,360	605,742
Novatek Microelectronics Corp.	515,000	2,657,878
ON Semiconductor Corp.(a)	62,400	755,664
SCREEN Holdings Co., Ltd.	475,000	3,593,342
SK Hynix, Inc.	36,200	1,478,648
Sumco Corp.	182,100	3,049,556
Taiwan Semiconductor Manufacturing Co., Ltd.	732,000	3,402,014
Teradyne, Inc.	23,050	434,493

		44,463,353

Software–3.0%
ANSYS, Inc.(a)	250,300	22,073,957
Aspen Technology, Inc.(a)	7,922	304,918
Barracuda Networks, Inc.(a)	18,472	710,618
Cadence Design Systems, Inc.(a)	46,310	853,957
Dassault Systemes	79,340	5,369,286
Electronic Arts, Inc.(a)	566,520	33,319,874
Guidewire Software, Inc.(a)	12,620	663,938
Microsoft Corp.	585,643	23,809,316
Mobileye NV(a)	254,678	10,704,116
NetSuite, Inc.(a)	57,234	5,309,026
Open Text Corp.	12,800	675,700
Oracle Corp.	154,500	6,666,675
Oracle Corp. Japan	58,300	2,508,865
SAP SE	12,707	918,428
ServiceNow, Inc.(a)	124,121	9,778,253
SolarWinds, Inc.(a)	19,689	1,008,864
Tableau Software, Inc.–Class A(a)	9,217	852,757
Take-Two Interactive Software, Inc.(a)	19,660	500,445
Ultimate Software Group, Inc. (The)(a)	4,906	833,799

		126,862,792

24	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Technology Hardware, Storage & Peripherals–2.9%
Apple, Inc.(c)	546,473	$67,997,635
Asustek Computer, Inc.	80,000	804,239
Casetek Holdings Ltd.	122,000	657,557
Catcher Technology Co., Ltd.	369,000	3,859,080
EMC Corp./MA	512,556	13,100,931
Hewlett-Packard Co.	945,200	29,452,432
Inventec Corp.	238,000	171,879
NCR Corp.(a)	27,670	816,542
Samsung Electronics Co., Ltd.	1,710	2,217,448
Samsung Electronics Co., Ltd. (GDR)(b)	4,289	2,112,869

		121,190,612

		550,565,017

Consumer Discretionary–11.5%
Auto Components–0.5%
Aisin Seiki Co., Ltd.	100,800	3,654,535
Continental AG	10,660	2,510,392
Dana Holding Corp.	24,700	522,652
Lear Corp.	6,300	698,166
Nokian Renkaat Oyj	80,700	2,405,005
Plastic Omnium SA	72,270	1,904,633
Sumitomo Electric Industries Ltd.	344,300	4,513,239
Tenneco, Inc.(a)	13,610	781,486
Valeo SA	25,403	3,788,989

		20,779,097

Automobiles–1.3%
Ford Motor Co.	1,777,712	28,692,272
Great Wall Motor Co., Ltd.–Class H	578,500	4,078,218
Honda Motor Co., Ltd.	197,800	6,456,770
Hyundai Motor Co.	2,880	436,152
Hyundai Motor Co. (Preference Shares)	1,019	101,658
Isuzu Motors Ltd.	189,400	2,512,860
Kia Motors Corp.	11,400	463,272
Tata Motors Ltd. (Sponsored ADR)	25,520	1,149,931
Tata Motors Ltd.–Class A	51,750	274,800
Thor Industries, Inc.	11,920	753,463
Toyota Motor Corp.	162,000	11,308,203

		56,227,599

Diversified Consumer Services–0.3%
Bright Horizons Family Solutions, Inc.(a)	14,882	763,000
Estacio Participacoes SA	457,000	2,654,754
Grand Canyon Education, Inc.(a)	19,133	828,459
Kroton Educacional SA	743,000	2,395,535
New Oriental Education & Technology Group, Inc. (ADR)(a)	30,812	683,102
TAL Education Group (ADR)(a)	94,980	3,155,236

		10,480,086

Hotels, Restaurants & Leisure–1.4%
Ajisen China Holdings Ltd.	635,000	363,333
Bloomin’ Brands, Inc.	30,840	750,337
Buffalo Wild Wings, Inc.(a)	4,823	874,120
Galaxy Entertainment Group Ltd.	51,000	230,901

Company	Shares	U.S. $ Value

Melco International Development Ltd.	1,277,000	$2,148,897
Merlin Entertainments PLC(b)	640,486	4,193,191
NagaCorp Ltd.	322,000	212,966
Norwegian Cruise Line Holdings Ltd.(a)	12,399	669,670
Oriental Land Co., Ltd./Japan	19,200	1,453,787
Sodexo SA	75,590	7,372,545
Starbucks Corp.	332,200	31,459,340
Tabcorp Holdings Ltd.	349,139	1,257,947
Tatts Group Ltd.	698,107	2,112,037
Wyndham Worldwide Corp.	9,420	852,227
Yum! Brands, Inc.	38,440	3,025,997

		56,977,295

Household Durables–0.1%
Even Construtora e Incorporadora SA	135,000	186,962
Hanssem Co., Ltd.	3,026	502,802
Helen of Troy Ltd.(a)	5,530	450,640
Meritage Homes Corp.(a)	14,440	702,362
PulteGroup, Inc.	20,940	465,496
Rossi Residencial SA(a)	60	49
Skyworth Digital Holdings Ltd.	1,140,000	895,439
Tempur Sealy International, Inc.(a)	12,450	718,863

		3,922,613

Internet & Catalog Retail–0.5%
JD.com, Inc. (ADR)(a)	17,587	516,706
Just Eat PLC(a)	198,508	1,283,875
Priceline Group, Inc. (The)(a)	16,148	18,798,694
Vipshop Holdings Ltd. (ADR)(a)	42,150	1,240,896

		21,840,171

Leisure Products–0.3%
Polaris Industries, Inc.	92,127	12,999,120

Media–2.5%
AMC Networks, Inc.–Class A(a)	11,300	866,032
Cineplex, Inc.	24,670	971,568
Comcast Corp.–Class A	382,200	21,582,834
CTS Eventim AG & Co. KGaA	42,387	1,335,395
Liberty Global PLC–Class A(a)	9,413	484,487
Liberty Global PLC–Series C(a)	130,423	6,496,370
Naspers Ltd.–Class N	34,995	5,367,914
Reed Elsevier PLC	119,610	2,057,043
Sky PLC	62,930	925,825
Smiles SA	32,600	515,831
Surya Citra Media Tbk PT	558,500	144,911
Thomson Reuters Corp.	77,440	3,139,666
Time Warner, Inc.	264,283	22,316,057
Vivendi SA(a)	238,937	5,932,278
Walt Disney Co. (The)	317,499	33,302,470
Wolters Kluwer NV	32,610	1,064,868

		106,503,549

Multiline Retail–1.3%
B&M European Value Retail SA	1,150,950	5,335,373
Big Lots, Inc.	17,780	853,973
Dillard’s, Inc.–Class A	4,980	679,820
Dollar General Corp.(a)	343,889	25,922,353
Kohl’s Corp.	228,057	17,845,460

2015 Semi-Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Matahari Department Store Tbk PT	461,000	$693,258
Next PLC	16,110	1,675,415
Poundland Group PLC	458,090	2,478,928

		55,484,580

Specialty Retail–2.2%
AutoZone, Inc.(a)	21,400	14,598,224
Brown Shoe Co., Inc.	17,290	567,112
Cabela’s, Inc.(a)	2,083	116,606
Children’s Place, Inc. (The)	12,260	786,970
Five Below, Inc.(a)	18,073	642,857
Foschini Group Ltd. (The)	30,868	458,943
GameStop Corp.–Class A	350,532	13,306,194
Home Depot, Inc. (The)	310,000	35,219,100
Inditex SA	20,230	649,498
L Brands, Inc.	42,427	4,000,442
L’Occitane International SA	47,000	133,980
Luk Fook Holdings International Ltd.	82,000	228,656
Office Depot, Inc.(a)	1,301,834	11,976,873
Pier 1 Imports, Inc.	34,960	488,741
Select Comfort Corp.(a)	18,783	647,450
Sports Direct International PLC(a)	501,577	4,507,841
Tractor Supply Co.	10,160	864,210
Ulta Salon Cosmetics & Fragrance, Inc.(a)	7,439	1,122,173
WH Smith PLC	39,310	755,316
Yamada Denki Co., Ltd.	604,500	2,489,290

		93,560,476

Textiles, Apparel & Luxury Goods–1.1%
Cie Financiere Richemont SA	94,925	7,627,308
Cie Financiere Richemont SA (Johannesburg)	158,230	1,272,435
Crocs, Inc.(a)	37,260	440,041
Eclat Textile Co., Ltd.	108,240	1,418,349
Global Brands Group Holding Ltd.(a)	4,664,000	908,417
HUGO BOSS AG	29,373	3,568,575
NIKE, Inc.–Class B	244,700	24,550,751
Pacific Textiles Holdings Ltd.	209,000	288,456
Samsonite International SA	1,294,600	4,513,177
Titan Co., Ltd.	169,167	1,054,748
Under Armour, Inc.–Class A(a)	8,160	658,920
Yue Yuen Industrial Holdings Ltd.	430,000	1,529,858

		47,831,035

		486,605,621

Financials–10.7%
Banks–4.1%
Associated Banc-Corp	22,510	418,686
Australia & New Zealand Banking Group Ltd.	69,850	1,943,239
Axis Bank Ltd.	175,130	1,564,527
Banco Bradesco SA (Preference Shares)	20,040	186,300
Banco Davivienda SA (Preference Shares)	35,414	344,605
Banco do Brasil SA	76,100	546,271
Banco Macro SA (ADR)	5,720	327,184

Company	Shares	U.S. $ Value

Bangkok Bank PCL (NVDR)	95,200	$539,389
Bank Hapoalim BM	560,626	2,695,691
Bank Mandiri Persero Tbk PT	1,219,500	1,163,000
Bank of America Corp.	1,567,823	24,128,796
Bank of Baroda	12,400	32,337
Bank of China Ltd.–Class H	4,572,000	2,637,061
Bank of Communications Co., Ltd.–Class H	963,000	827,648
Bank of Montreal	12,830	768,858
Bank of Queensland Ltd.	403,310	4,226,195
BOC Hong Kong Holdings Ltd.	683,000	2,427,084
China CITIC Bank Corp. Ltd.–Class H	556,000	418,448
China Construction Bank Corp.–Class H	3,788,000	3,139,108
China Merchants Bank Co., Ltd.–Class H	396,500	967,087
Comerica, Inc.	12,070	544,719
Credicorp Ltd.	5,710	802,997
Danske Bank A/S	215,570	5,683,102
DBS Group Holdings Ltd.	138,800	2,058,106
DGB Financial Group, Inc.	51,506	561,331
First Niagara Financial Group, Inc.	47,550	420,342
First Republic Bank/CA	11,055	631,130
Hang Seng Bank Ltd.	63,000	1,136,170
HDFC Bank Ltd. (ADR)	22,200	1,307,358
Huntington Bancshares, Inc./OH	69,810	771,401
Iberiabank Corp.	9,460	596,264
ICICI Bank Ltd.	63,600	321,286
ICICI Bank Ltd. (Sponsored ADR)	30,600	317,016
Industrial & Commercial Bank of China Ltd.–Class H	1,564,000	1,154,840
ING Groep NV(a)	382,730	5,606,221
Itausa–Investimentos Itau SA (Preference Shares)	180,400	564,112
Kasikornbank PCL (NVDR)	80,600	566,734
KB Financial Group, Inc.	66,340	2,341,722
Komercni banka AS	3,702	798,516
Mitsubishi UFJ Financial Group, Inc.	1,346,500	8,339,429
National Bank of Canada	16,850	615,170
Popular, Inc.(a)	20,310	698,461
Punjab National Bank	7,800	17,965
Resona Holdings, Inc.	488,300	2,423,319
Seven Bank Ltd.	613,200	3,023,526
Shinhan Financial Group Co., Ltd.	41,910	1,574,550
Signature Bank/New York NY(a)	6,397	828,923
Societe Generale SA	76,205	3,679,330
State Bank of India	41,600	177,140
Susquehanna Bancshares, Inc.	41,900	574,449
SVB Financial Group(a)	5,950	755,888
Synovus Financial Corp.	16,930	474,209
Toronto-Dominion Bank (The)	33,480	1,432,988
UniCredit SpA	588,210	3,988,824
US Bancorp/MN	560,800	24,490,136
Webster Financial Corp.	14,260	528,333
Wells Fargo & Co.	809,254	44,023,418
Zions Bancorporation	28,820	778,140

		173,909,079

26	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Capital Markets–1.0%
Affiliated Managers Group, Inc.(a)	64,489	$13,850,948
China Cinda Asset Management Co., Ltd.–Class H(a)	128,800	63,794
E*TRADE Financial Corp.(a)	24,090	687,890
Goldman Sachs Group, Inc. (The)	71,600	13,458,652
Lazard Ltd.–Class A	15,864	834,288
Partners Group Holding AG	8,320	2,480,418
Stifel Financial Corp.(a)	11,150	621,612
UBS Group AG(a)	542,153	10,165,964

		42,163,566

Consumer Finance–0.7%
Capital One Financial Corp.	286,100	22,550,402
Muthoot Finance Ltd.	71,927	235,796
Shriram Transport Finance Co., Ltd.	48,240	856,287
SLM Corp.(a)	782,390	7,260,579

		30,903,064

Diversified Financial Services–0.4%
Challenger Ltd./Australia	452,400	2,455,836
Cielo SA	21,000	300,634
Intercontinental Exchange, Inc.	24,169	5,637,903
ORIX Corp.	505,900	7,108,461
Power Finance Corp. Ltd.	95,370	413,422
Premium Leisure Corp.	6,889,000	225,032

		16,141,288

Insurance–3.4%
Admiral Group PLC	346,347	7,842,210
AIA Group Ltd.	2,044,800	12,825,088
Allstate Corp. (The)	419,469	29,853,609
American Financial Group, Inc./OH	13,100	840,365
American International Group, Inc.	467,895	25,635,967
Aon PLC	208,132	20,005,648
Aspen Insurance Holdings Ltd.	16,970	801,493
Assicurazioni Generali SpA	255,466	5,023,013
BB Seguridade Participacoes SA	97,300	999,966
Chubb Corp. (The)	43,373	4,385,010
CNO Financial Group, Inc.	48,550	836,031
Direct Line Insurance Group PLC	380,490	1,795,530
Gjensidige Forsikring ASA	54,840	946,223
Hanover Insurance Group, Inc. (The)	10,830	786,041
Intact Financial Corp.	8,510	641,131
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	27,830	5,980,170
New China Life Insurance Co., Ltd.–Class H	51,800	287,741
PartnerRe Ltd.	85,233	9,744,689
Prudential PLC	300,190	7,449,348
StanCorp Financial Group, Inc.	12,030	825,258
Suncorp Group Ltd.	120,531	1,235,998
Topdanmark A/S(a)	43,620	1,305,157
Tryg A/S	18,580	2,185,166
Validus Holdings Ltd.	15,920	670,232

		142,901,084

Company	Shares	U.S. $ Value

Real Estate Investment Trusts (REITs)–0.5%
American Tower Corp.	202,900	$19,103,035
DDR Corp.	29,130	542,400
DiamondRock Hospitality Co.	49,060	693,218
LTC Properties, Inc.	16,131	742,026
Medical Properties Trust, Inc.	45,120	665,069
Mid-America Apartment Communities, Inc.	6,290	486,028
Parkway Properties, Inc./Md	27,928	484,551
STAG Industrial, Inc.	16,580	389,962

		23,106,289

Real Estate Management & Development–0.4%
Ayala Land, Inc.	2,702,400	2,322,894
China Resources Land Ltd.	114,000	322,923
China Vanke Co., Ltd.–Class H(a)	180,000	423,810
CIFI Holdings Group Co., Ltd.	1,208,000	274,555
Daito Trust Construction Co., Ltd.	24,200	2,702,308
Global Logistic Properties Ltd.	4,449,000	8,586,990
Huaku Development Co., Ltd.	55,000	112,233
Kaisa Group Holdings Ltd.(d)(e)	422,000	84,915
KWG Property Holding Ltd.	1,131,000	800,936
Shimao Property Holdings Ltd.	60,500	126,947
Sunac China Holdings Ltd.	753,000	653,299

		16,411,810

Thrifts & Mortgage Finance–0.2%
Essent Group Ltd.(a)	26,053	622,927
Housing Development Finance Corp., Ltd.	304,370	6,400,885
LIC Housing Finance Ltd.	35,043	244,794

		7,268,606

		452,804,786

Health Care–9.2%
Biotechnology–1.7%
Achillion Pharmaceuticals, Inc.(a)	20,840	205,482
Agios Pharmaceuticals, Inc.(a)	1,712	161,442
Alder Biopharmaceuticals, Inc.(a)	7,961	229,754
Biogen, Inc.(a)(c)	65,352	27,594,229
CSL Ltd.	53,630	3,752,079
Gilead Sciences, Inc.(a)	322,600	31,656,738
Isis Pharmaceuticals, Inc.(a)	3,333	212,212
KYTHERA Biopharmaceuticals, Inc.(a)	3,986	199,898
Medivation, Inc.(a)	5,640	727,955
PTC Therapeutics, Inc.(a)	900	54,765
Puma Biotechnology, Inc.(a)	2,096	494,887
Receptos, Inc.(a)	1,801	296,967
Synageva BioPharma Corp.(a)	2,559	249,579
TESARO, Inc.(a)	6,346	364,260
Vertex Pharmaceuticals, Inc.(a)	29,840	3,520,225

		69,720,472

Health Care Equipment & Supplies–0.9%
Align Technology, Inc.(a)	12,071	649,239
Cochlear Ltd.	10,760	739,714

2015 Semi-Annual Report	27

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

DBV Technologies SA (Sponsored ADR)(a)	9,522	$222,434
DexCom, Inc.(a)	9,790	610,309
Essilor International SA	11,000	1,262,966
HeartWare International, Inc.(a)	6,891	604,823
Intuitive Surgical, Inc.(a)	36,300	18,332,589
Medtronic PLC	206,060	16,070,619
Sirona Dental Systems, Inc.(a)	7,635	687,074

		39,179,767

Health Care Providers & Services–2.6%
Acadia Healthcare Co., Inc.(a)	16,789	1,202,092
Aetna, Inc.	269,400	28,699,182
Anthem, Inc.	241,831	37,341,125
Envision Healthcare Holdings, Inc.(a)	18,393	705,372
Health Net, Inc./CA(a)	55,000	3,326,950
LifePoint Hospitals, Inc.(a)	9,110	669,129
McKesson Corp.	75,808	17,147,770
Molina Healthcare, Inc.(a)	7,720	519,479
Premier, Inc.–Class A(a)	17,563	660,017
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	281,200	742,987
Sonic Healthcare Ltd.	174,830	2,716,139
UnitedHealth Group, Inc.	138,207	16,348,506
WellCare Health Plans, Inc.(a)	8,960	819,482

		110,898,230

Life Sciences Tools & Services–0.6%
Eurofins Scientific SE	35,977	9,683,137
ICON PLC(a)	8,664	611,072
Quintiles Transnational Holdings, Inc.(a)	239,238	16,021,769

		26,315,978

Pharmaceuticals–3.4%
Actavis PLC(a)	82,100	24,434,602
Akorn, Inc.(a)	9,856	468,259
Aspen Pharmacare Holdings Ltd.(a)	13,610	430,028
Astellas Pharma, Inc.	217,400	3,562,074
GlaxoSmithKline PLC	378,544	8,714,059
GW Pharmaceuticals PLC (ADR)(a)	2,789	254,162
Jazz Pharmaceuticals PLC(a)	4,608	796,216
Johnson & Johnson(c)	290,600	29,234,360
Lupin Ltd.	23,858	763,246
Merck & Co., Inc.	190,872	10,971,323
Novartis AG (REG)	43,030	4,247,082
Novo Nordisk A/S–Class B	134,655	7,188,389
Orion Oyj–Class B	31,310	882,555
Pfizer, Inc.	1,010,745	35,163,818
Richter Gedeon Nyrt	15,250	209,196
Roche Holding AG	44,748	12,296,393
Sun Pharmaceutical Industries Ltd.	186,200	3,037,814
Tetraphase Pharmaceuticals, Inc.(a)	5,780	211,779
Teva Pharmaceutical Industries Ltd.	17,000	1,062,453

		143,927,808

		390,042,255

Company	Shares	U.S. $ Value

Industrials–6.6%
Aerospace & Defense–2.5%
Airbus Group NV	104,178	$6,772,703
Hexcel Corp.	21,871	1,124,607
L-3 Communications Holdings, Inc.	160,098	20,138,727
Lockheed Martin Corp.	132,714	26,935,633
Raytheon Co.	223,274	24,392,685
Safran SA	48,560	3,392,963
Spirit Aerosystems Holdings, Inc.–Class A(a)	14,500	757,045
TransDigm Group, Inc.	3,987	872,037
United Technologies Corp.	93,002	10,899,834
Zodiac Aerospace	248,615	8,225,813

		103,512,047

Air Freight & Logistics–0.1%
bpost SA	68,965	1,935,553
Expeditors International of Washington, Inc.	13,540	652,357
Oesterreichische Post AG	24,837	1,223,135
Singapore Post Ltd.	721,100	1,029,753

		4,840,798

Airlines–0.6%
Delta Air Lines, Inc.	378,885	17,034,670
International Consolidated Airlines Group SA(a)	679,070	6,052,693
Qantas Airways Ltd.(a)	1,377,363	3,266,972
Turk Hava Yollari AO(a)	133,272	439,642

		26,793,977

Building Products–0.0%
Assa Abloy AB–Class B	30,730	1,830,444

Commercial Services & Supplies–0.2%
APR Energy PLC	259,501	1,458,890
Babcock International Group PLC	391,125	5,705,678
Berendsen PLC	51,080	844,982
Regus PLC	207,805	671,528

		8,681,078

Construction & Engineering–0.1%
AECOM(a)	16,745	516,081
China Railway Group Ltd.–Class H	545,000	556,717
Daelim Industrial Co., Ltd.	7,830	454,780
EMCOR Group, Inc.	9,600	446,112
Granite Construction, Inc.	15,280	536,939
IRB Infrastructure Developers Ltd.	112,750	440,683
Larsen & Toubro Ltd.	15,610	428,468
Tutor Perini Corp.(a)	23,600	551,060

		3,930,840

Electrical Equipment–0.1%
Amara Raja Batteries Ltd.	33,433	446,262
AMETEK, Inc.	13,592	714,123
General Cable Corp.	19,860	342,188
Regal-Beloit Corp.	9,240	738,461

		2,241,034

28	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Industrial Conglomerates–0.8%
Alliance Global Group, Inc.	1,495,200	$884,482
Bidvest Group Ltd. (The)	24,760	669,759
Carlisle Cos., Inc.	9,695	898,048
Danaher Corp.	301,100	25,563,390
SM Investments Corp.	26,268	528,267
Toshiba Corp.	794,000	3,326,910

		31,870,856

Machinery–0.7%
Actuant Corp.–Class A	7,550	179,237
IDEX Corp.	11,292	856,272
ITT Corp.	525,859	20,987,033
JTEKT Corp.	233,100	3,634,364
Lincoln Electric Holdings, Inc.	11,828	773,433
Middleby Corp. (The)(a)	10,636	1,091,785
Oshkosh Corp.	13,840	675,254
Terex Corp.	17,200	457,348
Valmont Industries, Inc.	5,233	643,031
Wabtec Corp./DE	2,170	206,172

		29,503,929

Marine–0.1%
Kirby Corp.(a)	10,809	811,216
Nippon Yusen KK	1,539,000	4,427,290

		5,238,506

Professional Services–0.6%
51job, Inc. (ADR)(a)	13,426	433,190
Bureau Veritas SA	315,744	6,774,208
Capita PLC	443,150	7,325,619
Korn/Ferry International	12,070	396,741
Robert Half International, Inc.	17,710	1,071,809
Teleperformance	101,706	6,970,087

		22,971,654

Road & Rail–0.6%
CAR, Inc.(a)	297,000	563,401
Central Japan Railway Co.	40,500	7,319,139
Con-way, Inc.	11,570	510,584
Genesee & Wyoming, Inc.–Class A(a)	9,062	873,939
Globaltrans Investment PLC (Sponsored GDR)(b)	39,391	177,854
Ryder System, Inc.	7,120	675,617
Union Pacific Corp.	154,245	16,706,276

		26,826,810

Trading Companies & Distributors–0.2%
Brenntag AG	90,250	5,391,946
Bunzl PLC	68,420	1,854,966
United Rentals, Inc.(a)	8,797	801,934
WESCO International, Inc.(a)	10,110	706,588

		8,755,434

		276,997,407

Company	Shares	U.S. $ Value

Consumer Staples–5.9%
Beverages–1.5%
Anheuser-Busch InBev NV	15,950	$1,948,538
Dr Pepper Snapple Group, Inc.	270,069	21,195,015
Heineken NV	22,870	1,745,591
Monster Beverage Corp.(a)	195,307	27,029,512
PepsiCo, Inc.	114,340	10,933,191

		62,851,847

Food & Staples Retailing–2.3%
7-Eleven Malaysia Holdings Bhd	369,470	159,620
Alimentation Couche-Tard, Inc.–Class B	40,780	1,625,018
Bizim Toptan Satis Magazalari AS	10,622	62,427
Costco Wholesale Corp.(c)	144,500	21,891,027
CP ALL PCL	102,400	129,023
CVS Health Corp.	348,443	35,962,802
Delhaize Group SA	57,920	5,203,538
Diplomat Pharmacy, Inc.(a)	12,008	415,237
Jean Coutu Group PJC, Inc. (The)–Class A	58,860	1,258,016
Koninklijke Ahold NV	65,415	1,289,059
Kroger Co. (The)	289,152	22,166,392
Lawson, Inc.	15,600	1,081,390
Lenta Ltd. (GDR)(a)(b)	153,147	1,179,232
Magnit PJSC (Sponsored GDR)(b)	23,378	1,193,359
Olam International Ltd.	1,713,183	2,472,488
Sprouts Farmers Market, Inc.(a)	26,191	922,709
Sugi Holdings Co., Ltd.	13,900	687,441
X5 Retail Group NV (GDR)(a)(b)	37,090	568,856

		98,267,634

Food Products–0.5%
Dean Foods Co.	48,280	798,069
Gruma SAB de CV–Class B	20,480	260,594
Ingredion, Inc.	7,670	596,879
JBS SA	90,900	404,437
Mead Johnson Nutrition Co.–Class A	154,293	15,511,075
MHP SA (GDR)(b)	15,000	141,150
Nestle SA (REG)	31,720	2,388,591
Unilever PLC	49,394	2,060,887
Universal Robina Corp.	34,190	172,702
WH Group Ltd.(a)(b)	389,500	221,742

		22,556,126

Household Products–0.3%
Henkel AG & Co. KGaA	6,973	719,564
Kimberly-Clark Corp.	86,876	9,305,288
Reckitt Benckiser Group PLC	32,322	2,776,640

		12,801,492

Personal Products–0.5%
Estee Lauder Cos., Inc. (The)–Class A	188,300	15,659,028
Kao Corp.	44,400	2,217,069
L’Oreal SA	14,480	2,667,082

		20,543,179

2015 Semi-Annual Report	29

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Tobacco–0.8%
Altria Group, Inc.	255,583	$12,784,262
British American Tobacco PLC	262,769	13,607,232
Imperial Tobacco Group PLC	138,190	6,061,877
ITC Ltd.	127,380	661,483
Japan Tobacco, Inc.	24,000	758,757

		33,873,611

		250,893,889

Energy–3.4%
Energy Equipment & Services–0.4%
FMC Technologies, Inc.(a)	8,243	305,074
Oceaneering International, Inc.	10,040	541,457
Schlumberger Ltd.(c)	182,300	15,211,112
Superior Energy Services, Inc.	13,288	296,854

		16,354,497

Oil, Gas & Consumable Fuels–3.0%
BG Group PLC	397,176	4,874,834
Bill Barrett Corp.(a)	25,730	213,559
Concho Resources, Inc.(a)	2,217	256,995
Gazprom OAO (London) (Sponsored ADR)	11,480	54,040
Gazprom OAO (Sponsored ADR)	160,380	756,192
Hess Corp.	411,675	27,940,382
JX Holdings, Inc.	1,763,300	6,784,568
KazMunaiGas Exploration Production JSC (GDR)(b)	21,330	263,444
Laredo Petroleum, Inc.(a)	28,335	369,488
Lukoil OAO (London) (Sponsored ADR)	39,770	1,826,636
Marathon Petroleum Corp.	86,151	8,821,001
Murphy Oil Corp.	144,591	6,737,941
Occidental Petroleum Corp.	336,700	24,579,100
Petroleo Brasileiro SA (Sponsored ADR)	321,422	1,957,460
Petronet LNG Ltd.	188,102	517,653
Rosetta Resources, Inc.(a)	27,320	464,986
Royal Dutch Shell PLC–Class B	38,860	1,210,501
SM Energy Co.	13,480	696,646
Tatneft OAO (Sponsored ADR)	13,790	410,401
Total SA	114,910	5,711,832
Valero Energy Corp.	484,731	30,838,586

		125,286,245

		141,640,742

Materials–3.0%
Chemicals–2.2%
A Schulman, Inc.	12,880	620,816
Arkema SA	41,260	3,267,620
Chr Hansen Holding A/S	59,870	2,748,864
Croda International PLC	30,750	1,247,161
Essentra PLC	765,816	11,257,290
Givaudan SA (REG)(a)	720	1,300,785
Huabao International Holdings Ltd.	372,000	278,028

Company	Shares	U.S. $ Value

Huntsman Corp.	13,270	$294,196
Hyosung Corp.	14,580	1,137,009
IMCD Group NV(a)	21,689	730,650
JSR Corp.	250,700	4,341,418
Koninklijke DSM NV	53,101	2,959,553
LyondellBasell Industries NV–Class A	250,406	21,985,647
Monsanto Co.	127,000	14,292,580
PolyOne Corp.	22,546	842,093
Sherwin-Williams Co. (The)	95,126	27,063,347

		94,367,057

Construction Materials–0.1%
Boral Ltd.	537,130	2,603,695
Cemex Latam Holdings SA(a)	36,748	190,807
Grasim Industries Ltd.	565	32,748
Grasim Industries Ltd. (GDR)(b)	7,358	427,076
Martin Marietta Materials, Inc.	640	89,472
West China Cement Ltd.	1,204,000	180,064

		3,523,862

Containers & Packaging–0.6%
Avery Dennison Corp.	9,180	485,714
Ball Corp.	323,055	22,820,605
Graphic Packaging Holding Co.	31,850	463,099

		23,769,418

Metals & Mining–0.0%
KGHM Polska Miedz SA	3,370	106,506
Koza Altin Isletmeleri AS	34,970	378,370
MMC Norilsk Nickel OJSC (ADR)	13,560	240,893
Steel Dynamics, Inc.	22,850	459,285

		1,185,054

Paper & Forest Products–0.1%
Mondi PLC	144,100	2,769,170
Nine Dragons Paper Holdings Ltd.	536,000	335,164
Sappi Ltd.(a)	192,555	776,792

		3,881,126

		126,726,517

Telecommunication Services–1.1%
Diversified Telecommunication Services–0.5%
Belgacom SA	46,100	1,612,961
Bezeq The Israeli Telecommunication Corp., Ltd.	1,285,048	2,392,941
China Telecom Corp., Ltd.–Class H	1,630,000	1,042,078
Nippon Telegraph & Telephone Corp.	112,600	6,950,912
Singapore Telecommunications Ltd.	596,000	1,899,161
Swisscom AG (REG)	3,550	2,058,609
Telefonica Brasil SA (Preference Shares)	152,500	2,364,274
Telenor ASA	107,050	2,160,309
Telstra Corp., Ltd.	304,990	1,464,091

		21,945,336

30	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Wireless Telecommunication Services–0.6%
China Mobile Ltd.	370,500	$4,818,958
SK Telecom Co., Ltd.	12,670	3,117,661
SoftBank Corp.	104,300	6,074,369
Sunrise Communications Group AG(a)(b)	19,942	1,727,842
Tower Bersama Infrastructure Tbk PT	1,655,000	1,199,321
Turkcell Iletisim Hizmetleri AS(a)	95,740	491,058
Vodafone Group PLC	1,879,636	6,150,775

		23,579,984

		45,525,320

Utilities–0.9%
Electric Utilities–0.8%
American Electric Power Co., Inc.	306,828	17,259,075
EDP–Energias de Portugal SA	1,533,790	5,744,265
Electricite de France SA	126,860	3,041,885
Elia System Operator SA/NV	36,740	1,547,333
Light SA	42,400	191,305
PNM Resources, Inc.	27,540	804,168
Power Assets Holdings Ltd.	274,000	2,784,604
Westar Energy, Inc.	18,910	732,952

		32,105,587

Gas Utilities–0.0%
Southwest Gas Corp.	12,650	735,850
UGI Corp.	22,330	727,735

		1,463,585

Independent Power and Renewable Electricity Producers–0.1%
Datang International Power Generation Co., Ltd.–Class H	1,288,000	660,368
Huadian Power International Corp. Ltd.–Class H	926,000	772,465
NTPC Ltd.	232,440	548,873

		1,981,706

Multi-Utilities–0.0%
United Utilities Group PLC	44,970	621,812

Water Utilities–0.0%
Cia de Saneamento Basico do Estado de Sao Paulo	79,900	443,367
Cia de Saneamento de Minas Gerais-COPASA	48,000	278,235

		721,602

		36,894,292

Total Common Stocks (cost $2,188,998,509)		2,758,695,846

INVESTMENT COMPANIES–19.8%
Funds and Investment Trusts–19.8%
AB Pooling Portfolio–Multi-Asset Real Return Portfolio(f)	38,196,638	265,848,603

Company		Shares	U.S. $ Value

iShares Core MSCI Emerging Markets ETF		1,800,680	$87,026,864
SPDR S&P 500 ETF Trust		2,337,505	482,531,157

Total Investment Companies (cost $883,553,094)			835,406,624

WARRANTS–0.1%
Financials–0.1%
Banks–0.1%
Bank of Baroda, JPMorgan Chase Bank, expiring 5/05/16(a)(b)		197,350	517,541
Commercial Bank of Qatar QSC (The), Deutsche Bank AG, expiring 5/26/17(a)		25,276	381,813
First Gulf Bank PJSC, Merrill Lynch Intl & Co., expiring 8/21/15(a)		36,762	146,135
Punjab National Bank, Merrill Lynch Intl & Co., expiring 8/08/18(a)		123,850	286,404

			1,331,893

Real Estate Management & Development–0.0%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)		70,286	126,304

Consumer Finance–0.0%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(a)		149,343	491,654
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/30/19(a)		19,926	356,537

			848,191

			2,306,388

Industrials–0.0%
Airlines–0.0%
Air Arabia PJSC, Deutsche Bank AG, expiring 7/31/17(a)		351,990	136,088

Total Warrants (cost $2,248,679)			2,442,476

	Principal Amount (000)
CORPORATES—INVESTMENT GRADE–0.0%
Utilities–0.0%
NTPC Ltd. 8.49%, 3/25/25(d)(e) (cost $46,522)	INR	2,906	47,104

2015 Semi-Annual Report	31

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–14.2%
Investment Companies–14.2%
AB Fixed Income Shares, Inc.–Government STIF Portfolio, 0.10%(f)(g) (cost $601,103,032)	601,103,032	$601,103,032

Total Investments—99.5% (cost $3,675,949,836)		4,197,695,082

Other assets less liabilities—0.5%		20,639,813

Net Assets—100.0%		$4,218,334,895

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
DAX Index Futures	220	June 2015	$71,992,889	$71,028,617	$(964,272)
Euro STOXX 50 Futures	4,547	June 2015	177,540,452	177,525,516	(14,936)
FTSE 100 Index Futures	1,507	June 2015	150,568,290	150,380,996	(187,294)
Hang Seng Index Futures	36	April 2015	5,669,780	5,792,626	122,846
Russell 2000 E Mini Futures	55	June 2015	6,613,019	6,868,950	255,931
S&P Mid 400 E Mini Futures	60	June 2015	8,805,823	9,118,800	312,977
SPI 200 Futures	173	June 2015	19,387,621	19,389,286	1,665
TOPIX Index Futures	1,718	June 2015	218,958,874	221,097,511	2,138,637

Sold Contracts
U.S. Long Bond (CBT) Futures	9	June 2015	1,472,049	1,474,875	(2,826)
U.S. T-Note 5 Yr (CBT) Futures	70	June 2015	8,393,295	8,414,766	(21,471)
U.S. T-Note 10 Yr (CBT) Futures	232	June 2015	29,797,157	29,906,250	(109,093)

					$1,532,164

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	7,802	EUR	7,296	5/13/15	$46,911
Barclays Bank PLC	CAD	13,655	USD	10,891	5/13/15	115,390
Barclays Bank PLC	GBP	17,604	USD	26,551	5/13/15	444,690
Barclays Bank PLC	HKD	174,293	USD	22,477	5/13/15	(2,442)
Barclays Bank PLC	JPY	799,939	USD	6,715	5/13/15	41,696
Barclays Bank PLC	USD	45,862	CHF	39,560	5/13/15	(5,086,836)
Barclays Bank PLC	USD	14,362	GBP	9,746	5/13/15	91,107
Barclays Bank PLC	USD	82,841	GBP	53,723	5/13/15	(3,170,501)
Barclays Bank PLC	USD	2,233	NOK	16,841	5/13/15	(144,943)
BNP Paribas SA	AUD	102,549	USD	79,265	5/13/15	1,340,912
BNP Paribas SA	GBP	8,933	USD	13,212	5/13/15	(35,282)
BNP Paribas SA	USD	19,935	AUD	25,827	5/13/15	(309,597)
BNP Paribas SA	USD	4,550	EUR	4,060	5/13/15	(182,397)
BNP Paribas SA	USD	45,093	GBP	29,280	5/13/15	(1,671,410)

32	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	38,596	JPY	4,580,389	5/13/15	$(384,388)
Brown Brothers Harriman & Co.	EUR	1,646	USD	1,870	5/13/15	98,825
Citibank	GBP	12,539	USD	18,634	5/13/15	38,842
Citibank	ILS	15,461	USD	3,885	5/13/15	(477)
Credit Suisse International	CHF	10,196	USD	10,646	5/13/15	136,626
Credit Suisse International	EUR	258,588	USD	293,423	5/13/15	15,226,444
Credit Suisse International	GBP	33,438	USD	51,591	5/13/15	2,002,358
Credit Suisse International	SEK	39,816	USD	4,748	5/13/15	121,534
Credit Suisse International	USD	88,365	EUR	77,891	5/13/15	(4,567,503)
Deutsche Bank AG	BRL	9,877	USD	3,417	4/02/15	321,908
Deutsche Bank AG	USD	3,079	BRL	9,877	4/02/15	15,869
Deutsche Bank AG	AUD	86,406	USD	67,076	5/13/15	1,418,972
Deutsche Bank AG	CHF	26,667	USD	26,268	5/13/15	(1,218,204)
Deutsche Bank AG	GBP	7,258	USD	10,951	5/13/15	187,870
Deutsche Bank AG	USD	11,065	CHF	10,196	5/13/15	(555,967)
Deutsche Bank AG	USD	10,492	JPY	1,255,025	5/13/15	(21,737)
Goldman Sachs Bank USA	AUD	68,639	USD	53,391	5/13/15	1,234,551
Goldman Sachs Bank USA	JPY	1,142,011	USD	9,669	5/13/15	141,421
Goldman Sachs Bank USA	NOK	37,158	USD	4,895	5/13/15	287,461
Goldman Sachs Bank USA	USD	34,429	AUD	43,533	5/13/15	(1,349,616)
Goldman Sachs Bank USA	USD	54,863	EUR	47,129	5/13/15	(4,160,330)
Goldman Sachs Bank USA	USD	4,975	JPY	589,863	5/13/15	(53,714)
Goldman Sachs Bank USA	USD	16,023	SEK	133,368	5/13/15	(527,761)
Morgan Stanley & Co., Inc.	EUR	95,686	USD	108,426	5/13/15	5,483,998
Morgan Stanley & Co., Inc.	GBP	65,834	USD	100,214	5/13/15	2,582,741
Morgan Stanley & Co., Inc.	USD	4,968	JPY	595,675	5/13/15	1,314
Royal Bank of Scotland PLC	JPY	634,300	USD	5,340	5/13/15	48,843
Royal Bank of Scotland PLC	KRW	1,512,514	USD	1,371	5/13/15	9,766
Royal Bank of Scotland PLC	USD	3,798	JPY	455,712	5/13/15	3,350
Royal Bank of Scotland PLC	USD	4,223	JPY	502,555	5/13/15	(29,992)
Royal Bank of Scotland PLC	USD	13,309	NZD	17,809	5/13/15	(47,719)
Standard Chartered Bank	HKD	20,864	USD	2,691	5/13/15	237
Standard Chartered Bank	USD	2,654	JPY	312,133	5/13/15	(49,702)
State Street Bank & Trust Co.	EUR	9,889	USD	10,369	5/13/15	(270,371)
State Street Bank & Trust Co.	HKD	12,326	USD	1,589	5/13/15	(782)
State Street Bank & Trust Co.	USD	11,616	EUR	10,645	5/13/15	(164,033)
State Street Bank & Trust Co.	USD	1,833	HKD	14,214	5/13/15	(15)
UBS AG	BRL	9,877	USD	3,079	4/02/15	(15,869)
UBS AG	USD	3,104	BRL	9,877	4/02/15	(9,288)
UBS AG	BRL	9,877	USD	3,078	5/05/15	9,075
UBS AG	EUR	27,880	USD	32,109	5/13/15	2,115,234
UBS AG	EUR	9,905	USD	10,648	5/13/15	(8,525)
UBS AG	USD	15,328	EUR	13,509	5/13/15	(794,186)

						$8,734,358

2015 Semi-Annual Report	33

Schedule of Investments (continued)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the aggregate market value of these securities amounted to $12,884,727 or 0.3% of net assets.
(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(d)	Fair valued by the Adviser.
(e)	Illiquid security.
(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

DAX—Deutscher Aktien Index (German Stock Index)

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

JSC—Joint Stock Company

MSCI—Morgan Stanley Capital International

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

34	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

March 31, 2015 (Unaudited)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–27.0%
Australia–0.4%
Australia Government Bond
Series 135 4.25%, 7/21/17	AUD	3,970	$3,196,981
Series 144 3.75%, 4/21/37(a)		1,405	1,233,600

			4,430,581

Belgium–0.4%
Belgium Government Bond
Series 67 3.00%, 9/28/19(a)	EUR	1,645	2,008,688
Series 68 2.25%, 6/22/23(a)		1,575	1,964,753
Series 71 3.75%, 6/22/45(a)		510	932,876

			4,906,317

Brazil–0.3%
Brazil Notas do Tesouro Nacional
Series NTNF 10.00%, 1/01/17		9,535	2,833,026

Canada–0.3%
Canadian Government Bond 1.25%, 2/01/16	CAD	3,395	2,695,628

France–0.4%
France Government Bond OAT 1.75%, 11/25/24	EUR	1,881	2,274,171
4.50%, 4/25/41		735	1,422,122
French Treasury Note BTAN 2.50%, 7/25/16		495	550,880

			4,247,173

Germany–0.1%
Bundesrepublik Deutschland
Series 00 5.50%, 1/04/31		700	1,335,472

Ireland–0.3%
Ireland Government Bond 5.40%, 3/13/25		2,180	3,382,716

Italy–0.9%
Italy Buoni Poliennali Del Tesoro 1.35%, 4/15/22		385	425,720
3.75%, 3/01/21–5/01/21		2,090	2,640,153
4.00%, 9/01/20		111	140,585
4.50%, 2/01/20(a)		570	727,871
4.50%, 5/01/23		1,615	2,198,376
4.75%, 5/01/17		1,800	2,118,250
5.00%, 8/01/34–9/01/40(a)		1,185	1,980,125

			10,231,080

	Principal Amount (000)		U.S. $ Value

Japan–1.6%
Japan Government Five Year Bond Series 100 0.30%, 9/20/16	JPY	143,350	$1,199,890
Japan Government Thirty Year Bond Series 30 2.30%, 3/20/39		37,900	382,828
Series 36 2.00%, 3/20/42		199,900	1,922,987
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		241,750	2,394,106
Series 128 1.90%, 6/20/31		169,750	1,638,273
Series 143 1.60%, 3/20/33		176,850	1,622,822
Series 144 1.50%, 3/20/33		114,300	1,033,192
Series 150 1.40%, 9/20/34		515,900	4,525,858
Japan Government Two Year Bond Series 349 0.10%, 2/15/17		384,300	3,207,677

			17,927,633

Mexico–0.3%
Mexican Bonos Series M 7.75%, 11/13/42	MXN	27,773	2,110,835
Series M 20 10.00%, 12/05/24		12,065	1,027,228

			3,138,063

Netherlands–0.9%
Netherlands Government Bond 1.25%, 1/15/19(a)	EUR	2,485	2,809,527
2.25%, 7/15/22(a)		273	338,761
2.50%, 1/15/33(a)		1,675	2,401,936
3.25%, 7/15/21(a)		2,479	3,202,733
3.75%, 1/15/23		1,074	1,475,008

			10,227,965

New Zealand–0.3%
New Zealand Government Bond Series 1217 6.00%, 12/15/17(a)	NZD	2,470	1,983,587
Series 423 5.50%, 4/15/23(a)		1,465	1,269,212

			3,252,799

Poland–0.1%
Poland Government Bond Series 1021 5.75%, 10/25/21	PLN	4,335	1,402,483

Singapore–0.0%
Singapore Government Bond 3.375%, 9/01/33	SGD	341	270,037

2015 Semi-Annual Report	35

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

South Africa–0.3%
South Africa Government Bond Series R186 10.50%, 12/21/26	ZAR	11,865	$1,179,359
Series R203 8.25%, 9/15/17		16,505	1,402,768
Series R213 7.00%, 2/28/31		10,430	767,653

			3,349,780

Spain–0.6%
Spain Government Bond 1.95%, 7/30/30(a)	EUR	2,438	2,732,636
4.40%, 10/31/23(a)		1,510	2,063,073
4.85%, 10/31/20		975	1,288,341
5.15%, 10/31/44(a)		485	887,420

			6,971,470

Sweden–0.1%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	7,085	1,015,181

United Kingdom–3.1%
United Kingdom Gilt 1.75%, 7/22/19–9/07/22(a)		5,555	8,483,412
2.25%, 9/07/23(a)		2,493	3,915,529
3.25%, 1/22/44(a)		890	1,579,373
3.75%, 9/07/19–9/07/20(a)		2,856	4,771,151
4.25%, 6/07/32–12/07/46(a)		3,642	7,405,107
4.50%, 12/07/42(a)		175	377,233
5.00%, 3/07/18–3/07/25(a)		4,015	7,321,714

			33,853,519

United States–16.6%
U.S. Treasury Bonds 2.875%, 5/15/43	U.S.$	880	937,613
3.00%, 11/15/44		1,101	1,205,931
3.125%, 11/15/41–8/15/44		10,948	12,257,646
3.625%, 8/15/43		4,388	5,362,516
4.50%, 2/15/36		4,291	5,844,939
U.S. Treasury Notes 0.25%, 7/31/15		3,259	3,260,528
0.50%, 9/30/16		35,460	35,495,827
0.625%, 8/15/16		4,550	4,563,509
0.875%, 4/30/17		6,919	6,958,459
1.00%, 3/31/17		3,212	3,238,849
1.125%, 12/31/19		14,191	14,055,746
1.375%, 3/31/20		5,950	5,950,928
1.50%, 6/30/16–2/28/19		15,505	15,709,054
1.75%, 9/30/19		28,992	29,544,544
2.00%, 2/15/25		4,610	4,639,172
2.25%, 11/15/24		694	713,053
2.375%, 8/15/24		20,504	21,314,751
2.75%, 2/15/24		1,086	1,163,994
4.50%, 5/15/17		10,094	10,923,606

			183,140,665

Total Governments—Treasuries (cost $301,047,660)			298,611,588

Company	Shares		U.S. $ Value

INVESTMENT COMPANIES–25.4%
Funds and Investment Trusts–25.4%
AB Pooling Portfolio–Multi-Asset Real Return Portfolio(b)		5,306,530	$36,933,450
iShares Core MSCI Emerging Markets ETF		390,700	18,882,531
SPDR S&P 500 ETF Trust		1,092,211	225,465,117

Total Investment Companies (cost $278,450,315)			281,281,098

	Principal Amount (000)
CORPORATES—INVESTMENT GRADE–12.1%
Industrial–7.1%
Basic–0.3%
Air Products & Chemicals, Inc. 2.75%, 2/03/23	U.S.$	580	585,324
Braskem Finance Ltd. 6.45%, 2/03/24		770	743,050
Glencore Funding LLC 4.125%, 5/30/23(a)		265	269,874
International Paper Co. 3.65%, 6/15/24		1,200	1,223,492
LyondellBasell Industries NV 5.00%, 4/15/19		610	672,687

			3,494,427

Capital Goods–0.4%
BAE Systems Holdings, Inc. 3.80%, 10/07/24(a)		672	705,420
Caterpillar Financial Services Corp. 2.625%, 3/01/23		330	328,970
General Dynamics Corp. 3.875%, 7/15/21		630	691,533
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		615	496,612
Republic Services, Inc. 5.25%, 11/15/21		555	637,396
Yamana Gold, Inc. 4.95%, 7/15/24		1,470	1,445,322

			4,305,253

Communications—Media–1.2%
21st Century Fox America, Inc. 3.00%, 9/15/22		230	232,771
6.15%, 3/01/37		830	1,071,753
CBS Corp. 3.50%, 1/15/25		429	433,185
5.75%, 4/15/20		1,340	1,540,005
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.80%, 3/15/22		157	162,728
3.95%, 1/15/25		320	329,689
4.45%, 4/01/24		1,480	1,580,626
5.00%, 3/01/21		1,325	1,474,792

36	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Discovery Communications LLC 3.45%, 3/15/25	U.S.$	538	$537,567
4.875%, 4/01/43		255	266,454
NBCUniversal Enterprise, Inc. 1.974%, 4/15/19(a)		1,850	1,861,598
Time Warner Cable, Inc. 4.50%, 9/15/42		468	480,057
Time Warner, Inc. 3.55%, 6/01/24		626	648,321
Viacom, Inc. 3.875%, 4/01/24		1,683	1,731,575
WPP Finance 2010 3.625%, 9/07/22		765	796,102

			13,147,223

Communications—Telecommunications–1.0%
American Tower Corp. 3.50%, 1/31/23		665	659,173
5.05%, 9/01/20		995	1,099,053
AT&T, Inc. 4.80%, 6/15/44		210	215,046
5.80%, 2/15/19		280	317,286
6.45%, 6/15/34		220	271,228
British Telecommunications PLC 9.625%, 12/15/30		505	832,882
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		815	919,033
SBA Tower Trust 2.898%, 10/15/19(a)		934	945,352
3.869%, 10/15/24(a)		774	805,604
Verizon Communications, Inc. 3.50%, 11/01/24		1,121	1,147,192
3.85%, 11/01/42		850	772,154
4.60%, 4/01/21		1,354	1,503,873
6.55%, 9/15/43		1,165	1,517,015
Vodafone Group PLC 2.50%, 9/26/22		795	768,864

			11,773,755

Consumer Cyclical—Automotive–0.5%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		937	948,136
5.875%, 8/02/21		2,265	2,666,362
Nissan Motor Acceptance Corp. 2.35%, 3/04/19(a)		760	773,644
Toyota Motor Credit Corp. 3.30%, 1/12/22		735	778,560

			5,166,702

Consumer Cyclical—Other–0.0%
Wyndham Worldwide Corp. 2.95%, 3/01/17		440	448,804

Consumer Cyclical—Retailers–0.2%
Wal-Mart Stores, Inc. 2.55%, 4/11/23		830	836,480
	Principal Amount (000)		U.S. $ Value

Walgreens Boots Alliance, Inc. 3.30%, 11/18/21	U.S.$	676	$695,951
3.80%, 11/18/24		1,060	1,095,989

			2,628,420

Consumer Non-Cyclical–1.4%
Actavis Funding SCS 3.00%, 3/12/20		470	480,850
3.80%, 3/15/25		1,390	1,434,521
Altria Group, Inc. 2.625%, 1/14/20		1,860	1,889,832
Baxter International, Inc. 4.25%, 3/15/20		107	117,797
Bayer US Finance LLC 3.375%, 10/08/24(a)		251	261,284
Becton Dickinson and Co. 2.675%, 12/15/19		249	254,333
3.734%, 12/15/24		638	667,732
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		680	697,789
Kroger Co. (The) 3.40%, 4/15/22		1,185	1,224,239
Laboratory Corp. of America Holdings 3.20%, 2/01/22		245	248,028
3.60%, 2/01/25		253	254,032
Medtronic, Inc. 2.50%, 3/15/20(a)		385	393,524
3.50%, 3/15/25(a)		1,065	1,113,341
Novartis Capital Corp. 2.90%, 4/24/15		105	105,140
Perrigo Finance PLC 3.50%, 12/15/21		727	752,297
Philip Morris International, Inc. 2.50%, 8/22/22		1,940	1,925,834
Reynolds American, Inc. 3.25%, 11/01/22		860	855,746
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		415	448,079
Tyson Foods, Inc. 2.65%, 8/15/19		160	163,832
3.95%, 8/15/24		1,060	1,119,873
Zimmer Holdings, Inc. 3.55%, 4/01/25		810	826,801

			15,234,904

Energy–1.3%
Anadarko Petroleum Corp. 6.375%, 9/15/17		572	636,425
BP Capital Markets PLC 3.245%, 5/06/22		780	803,202
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		380	317,904
Energy Transfer Partners LP 3.60%, 2/01/23		55	54,483
4.15%, 10/01/20		310	325,443
7.50%, 7/01/38		475	600,300

2015 Semi-Annual Report	37

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Kinder Morgan Energy Partners LP 3.95%, 9/01/22	U.S.$	1,780	$1,807,843
6.85%, 2/15/20		270	315,138
Kinder Morgan, Inc./DE 5.05%, 2/15/46		325	324,567
Noble Energy, Inc. 3.90%, 11/15/24		972	988,859
8.25%, 3/01/19		1,530	1,830,380
Occidental Petroleum Corp. 1.50%, 2/15/18		707	706,134
ONEOK Partners LP 3.80%, 3/15/20		236	240,628
Reliance Holding USA, Inc. 5.40%, 2/14/22(a)		1,465	1,606,750
Schlumberger Norge AS 4.20%, 1/15/21(a)		310	340,877
Schlumberger Oilfield UK PLC 4.20%, 1/15/21(a)		211	232,016
Spectra Energy Partners LP 3.50%, 3/15/25		795	798,960
Sunoco Logistics Partners Operations LP 5.30%, 4/01/44		670	691,205
Williams Partners LP 3.90%, 1/15/25		290	283,542
4.125%, 11/15/20		875	911,580
4.50%, 11/15/23		245	254,033

			14,070,269

Other Industrial–0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(a)		587	584,592

Technology–0.6%
EMC Corp./MA 3.375%, 6/01/23		760	790,009
Hewlett-Packard Co. 2.75%, 1/14/19		147	150,705
3.75%, 12/01/20		1,978	2,079,604
KLA-Tencor Corp. 4.65%, 11/01/24		1,245	1,307,537
Oracle Corp. 5.75%, 4/15/18		95	107,337
Seagate HDD Cayman 4.75%, 6/01/23		420	441,435
4.75%, 1/01/25(a)		115	119,082
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		1,316	1,363,546
Total System Services, Inc. 2.375%, 6/01/18		195	196,128

			6,555,383

Transportation—Services–0.1%
Penske Truck Leasing Co. LP / PTL Finance Corp. 3.375%, 2/01/22(a)		815	810,319

			78,220,051

	Principal Amount (000)		U.S. $ Value

Financial Institutions–4.7%
Banking–3.0%
ABN AMRO Bank NV 2.50%, 10/30/18(a)	U.S.$	2,840	$2,900,453
Bank of America Corp. 0.861%, 3/28/18(c)	EUR	250	267,200
4.00%, 1/22/25–1/22/25		1,230	1,290,293
4.20%, 8/26/24		320	331,061
4.875%, 4/01/44		460	517,743
BNP Paribas SA 2.375%, 9/14/17		799	814,441
BPCE SA 5.15%, 7/21/24(a)		560	598,356
5.70%, 10/22/23(a)		880	973,231
Citigroup, Inc. 3.875%, 3/26/25		200	200,680
6.675%, 9/13/43		510	680,063
Compass Bank 2.75%, 9/29/19		325	329,765
5.50%, 4/01/20		549	601,862
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands 3.95%, 11/09/22		1,070	1,107,667
Countrywide Financial Corp. 6.25%, 5/15/16		1,420	1,493,851
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 3/26/20(a)		245	246,398
3.75%, 3/26/25(a)		795	804,297
Fifth Third Bancorp 2.30%, 3/01/19		786	795,475
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22		2,870	3,350,318
Series G 7.50%, 2/15/19		400	477,392
HSBC Holdings PLC 4.00%, 3/30/22		1,850	1,990,017
ING Bank NV 3.75%, 3/07/17(a)		705	737,097
JPMorgan Chase & Co. Series X 6.10%, 10/01/24(d)		430	442,900
Lloyds Bank PLC 2.30%, 11/27/18		774	786,922
4.20%, 3/28/17		165	174,382
6.50%, 9/14/20(a)		405	475,821
Mizuho Bank Ltd. 2.45%, 4/16/19(a)	U.S.$	765	774,546
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		1,160	1,245,592
Morgan Stanley 5.625%, 9/23/19		1,129	1,285,109
Series G 3.70%, 10/23/24		1,075	1,120,776
Murray Street Investment Trust I 4.647%, 3/09/17		182	192,867

38	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Nationwide Building Society 6.25%, 2/25/20(a)	U.S.$	345	$409,882
Nordea Bank AB 3.125%, 3/20/17(a)		751	778,734
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(d)		435	451,856
Santander Bank NA 1.182%, 1/12/18(c)		275	275,073
Santander UK PLC 5.00%, 11/07/23(a)		610	656,889
Societe Generale SA 5.75%, 4/20/16(a)		449	468,043
Standard Chartered PLC 4.00%, 7/12/22(a)		315	323,820
State Street Corp. 3.70%, 11/20/23		310	333,222
Sumitomo Mitsui Banking Corp. 3.00%, 1/18/23		384	386,705
UBS AG/Stamford CT 7.50%, 7/15/25		343	449,781
7.625%, 8/17/22		280	339,606
Wells Fargo & Co. 4.125%, 8/15/23		1,815	1,937,323

			33,817,509

Brokerage–0.1%
Nomura Holdings, Inc. 2.00%, 9/13/16		645	651,058

Finance–0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		575	670,661
General Electric Capital Corp. 4.65%, 10/17/21		290	328,216
Series G 5.625%, 5/01/18		560	628,790

			1,627,667

Insurance–1.0%
Aflac, Inc. 8.50%, 5/15/19		679	857,365
American International Group, Inc. 3.375%, 8/15/20		465	490,646
4.875%, 6/01/22		650	738,695
Aquarius & Investments PLC for Swiss Reinsurance Co., Ltd. 6.375%, 9/01/24(a)		380	406,787
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(a)(d)		1,008	1,088,640
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)		374	535,542
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		1,615	1,840,323
Lincoln National Corp. 8.75%, 7/01/19		100	125,829
	Principal Amount (000)		U.S. $ Value

Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)	U.S.$	180	$295,307
MetLife, Inc. 4.75%, 2/08/21		1,545	1,746,613
6.50%, 12/15/32		295	397,430
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		495	798,688
Prudential Financial, Inc. 5.625%, 6/15/43		1,015	1,075,900
Reliance Standard Life Global Funding II 2.50%, 4/24/19(a)		770	779,372

			11,177,137

REITS–0.5%
Brixmor Operating Partnership LP 3.85%, 2/01/25		416	416,341
HCP, Inc. 5.375%, 2/01/21		2,280	2,566,817
Health Care REIT, Inc. 5.25%, 1/15/22		1,225	1,380,683
Trust F/1401 5.25%, 12/15/24(a)		665	714,875

			5,078,716

			52,352,087

Utility–0.2%
Electric–0.2%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		345	449,713
EDP Finance BV 4.125%, 1/15/20(a)		252	260,820
Monongahela Power Co. 4.10%, 4/15/24(a)		305	331,875
Southern California Edison Co. 3.875%, 6/01/21		262	287,351
Trans-Allegheny Interstate Line Co. 3.85%, 6/01/25(a)		365	380,793

			1,710,552

Non Corporate Sectors–0.1%
Agencies—Not Government Guaranteed–0.1%
Petrobras Global Finance BV 5.75%, 1/20/20		1,468	1,361,688

			1,361,688

Total Corporates—Investment Grade (cost $131,244,342)			133,644,378

2015 Semi-Annual Report	39

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–11.8%
United States–11.8%
U.S. Treasury Inflation Index 0.125%, 4/15/17–7/15/24	U.S.$	74,933	$75,999,817
0.25%, 1/15/25		8,784	8,844,678
0.375%, 7/15/23		6,651	6,820,016
0.50%, 4/15/15		4,671	4,678,823
0.625%, 7/15/21–1/15/24		11,250	11,762,259
1.125%, 1/15/21		2,216	2,378,801
1.25%, 7/15/20		5,774	6,258,634
1.375%, 7/15/18–1/15/20		5,274	5,685,666
2.125%, 1/15/19		1,024	1,127,793
2.375%, 1/15/17		1,319	1,397,441
2.50%, 7/15/16		5,215	5,478,140

Total Inflation-Linked Securities (cost $129,744,326)			130,432,068

MORTGAGE PASS-THROUGHS–7.0%
Agency Fixed Rate 30-Year–6.6%
Federal National Mortgage Association 3.00%, 4/01/45		5,216	5,333,360
3.50%, 5/01/42–5/01/45		15,094	15,874,964
4.00%, 5/01/45		35,222	37,602,236
4.50%, 10/01/43–5/25/45		7,868	8,561,367
5.50%, 8/01/37–9/01/41		3,040	3,424,438
Series 2013 3.00%, 5/01/43		2,240	2,298,066

			73,094,431

Agency Fixed Rate 15-Year–0.4%
Federal National Mortgage Association 3.00%, 5/01/30		4,519	4,728,357

Total Mortgage Pass-Throughs (cost $77,364,675)			77,822,788

ASSET-BACKED SECURITIES–3.3%
Autos-Fixed Rate–1.5%
Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18		1,525	1,528,732
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)		1,335	1,380,032
Drive Auto Receivables Trust Series 2015-AA, Class A2 1.01%, 11/15/17(a)		1,351	1,350,995
Enterprise Fleet Financing LLC Series 2015-1, Class A2 1.30%, 9/20/20(a)		1,989	1,991,613
	Principal Amount (000)		U.S. $ Value

Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21	U.S.$	961	$962,929
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		408	414,094
Ford Credit Auto Owner Trust/Ford Credit Series 2014-1, Class A 2.26%, 11/15/25(a)		1,500	1,527,806
Fordf Series 2015-2, Class A1 1.98%, 1/15/22		816	813,973
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17		1,383	1,382,958
Harley-Davidson Motorcycle Trust Series 2014-1, Class A2A 0.49%, 4/15/18		1,138	1,136,390
Series 2015-1, Class A3 1.41%, 6/15/20		544	544,396
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)		1,368	1,368,041
Hyundai Auto Receivables Trust Series 2015-A, Class A2 0.68%, 10/16/17		1,045	1,045,096
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		1,275	1,274,211

			16,721,266

Other ABS-Fixed Rate–0.5%
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		1,060	1,059,571
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21		1,481	1,485,678
Series 2015-A, Class A4 1.85%, 4/15/21		1,143	1,147,189
Volvo Financial Equipment LLC Series 2015-1A, Class A3 1.51%, 6/17/19(a)		1,979	1,986,082

			5,678,520

Credit Cards-Floating Rate–0.5%
American Express Issuance Trust II Series 2013-1, Class A 0.455%, 2/15/19(c)		2,023	2,019,484
Barclays Dryrock Issuance Trust Series 2014-2, Class A 0.515%, 3/16/20(c)		1,700	1,698,049

40	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Discover Card Execution Note Trust Series 2015-A1, Class A1 0.525%, 8/17/20(c)	U.S.$	1,720	$1,720,997

			5,438,530

Credit Cards-Fixed Rate–0.5%
Drock Series 2015-1, Class A 2.20%, 12/15/22		1,983	2,001,442
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,664	1,679,153
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		1,456	1,458,748

			5,139,343

Autos—Floating Rate–0.3%
GE Dealer Floorplan Master Note Trust Series 2015-1, Class A 0.676%, 1/20/20(c)		1,447	1,447,002
Hertz Fleet Lease Funding LP Series 2014-1, Class A 0.575%, 4/10/28(a)(c)		1,497	1,497,000
Navmt Series 2014-1, Class A 0.921%, 10/25/19(a)(c)		747	747,002
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 1.676%, 10/20/20(a)(c)		113	113,005

			3,804,009

Total Asset-Backed Securities (cost $36,711,517)			36,781,668

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.2%
Non-Agency Fixed Rate CMBS–2.6%
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.575%, 6/10/49		640	658,480
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class A4 5.54%, 9/11/41		386	402,964
Series 2006-PW13, Class AJ 5.611%, 9/11/41		1,297	1,335,142
BHMS 2014-ATLS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		1,895	1,971,147
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.768%, 3/15/49		1,615	1,667,480
	Principal Amount (000)		U.S. $ Value

Series 2015-GC27, Class A5 3.137%, 2/10/48	U.S.$	838	$858,672
COMM 2013-CCRE6 Mortgage Trust Series 2013-CR6, Class A2 2.122%, 3/10/46		3,670	3,736,178
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.028%, 12/10/49		2,548	2,771,957
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.704%, 6/15/39		988	1,037,156
DBUBS 2011-LC1 Mortgage Trust Series 2011-LC1A, Class E 5.558%, 11/10/46(a)		439	482,196
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.31%, 8/10/44(a)		755	805,451
Series 2013-G1, Class A2 3.557%, 4/10/31(a)(e)		1,094	1,116,119
JP Morgan Chase Commercial Mortgage Securities Trust Series 2005-CB13, Class A4 5.26%, 1/12/43		481	486,584
Series 2007-LD12, Class AM 6.01%, 2/15/51		600	652,051
Series 2007-LDPX, Class A3 5.42%, 1/15/49		1,487	1,576,635
Series 2011-C5, Class D 5.323%, 8/15/46(a)		336	363,206
LB-UBS Commercial Mortgage Trust Series 2007-C1, Class AM 5.455%, 2/15/40		360	384,559
Merrill Lynch Mortgage Trust Series 2007-C1, Class A4 5.837%, 6/12/50		1,270	1,366,362
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		2,037	2,129,610
Series 2007-9, Class A4 5.70%, 9/12/49		1,145	1,227,537
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		330	342,984
Series 2012-C4, Class A5 2.85%, 12/10/45		2,519	2,571,497
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		512	536,846

			28,480,813

2015 Semi-Annual Report	41

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value

Non-Agency Floating Rate CMBS–0.6%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.495%, 11/15/19(a)(c)	U.S.$		1,017	$1,019,558
COMM 2014-KYO Mortgage Trust Series 2014-KYO, Class A 1.077%, 6/11/27(a)(c)			1,406	1,400,874
COMM 2014-SAVA Mortgage Trust Series 2014-SAVA, Class A 1.325%, 6/15/34(a)(c)			1,192	1,189,819
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.095%, 6/15/29(a)(c)			1,876	1,870,377
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.227%, 4/15/32(a)(c)			784	777,566
Starwood Retail Property Trust Series 2014-STAR, Class A 1.392%, 11/15/27(a)(c)			662	663,148

				6,921,342

Total Commercial Mortgage-Backed Securities (cost $35,883,932)				35,402,155

COLLATERALIZED MORTGAGE OBLIGATIONS–1.4%
GSE Risk Share Floating Rate–0.8%
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C02, Class 1M1 1.124%, 5/25/24(c)			558	556,686
Series 2014-C04, Class 1M2 5.074%, 11/25/24(c)			1,636	1,728,857
Series 2015-C01, Class 1M2 4.474%, 2/25/25(c)			1,050	1,062,256
Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M1 1.174%, 2/25/24(c)			748	747,458
Series 2014-DN2, Class M1 1.024%, 4/25/24(c)			666	664,385
Series 2014-DN2, Class M3 3.774%, 4/25/24(c)			950	927,999
Series 2014-HQ1, Class M1 1.824%, 8/25/24(c)			698	703,046
Series 2014-HQ2, Class M1 1.624%, 9/25/24(c)			1,035	1,039,511
Series 2014-HQ3, Class M3 4.924%, 10/25/24(c)			250	259,512
Series 2015-HQ1, Class M2 2.373%, 3/25/25(c)			1,286	1,287,589

				8,977,299

	Principal Amount (000)			U.S. $ Value

Non-Agency Fixed Rate–0.5%
Alternative Loan Trust Series 2005-57CB, Class 4A3 5.50%, 12/25/35		U.S.$	2,246	$2,062,245
Series 2006-23CB, Class 1A7 6.00%, 8/25/36			433	417,878
Series 2006-9T1, Class A1 5.75%, 5/25/36			489	407,923
Series 2007-2CB, Class 2A4 5.75%, 3/25/37			374	334,060
JP Morgan Mortgage Trust Series 2006-A1, Class 2A2 2.635%, 2/25/36			1,001	904,070
Sequoia Mortgage Trust Series 2013-6, Class A1
2.50%, 5/25/43			1,365	1,304,547

				5,430,723

Agency Fixed Rate–0.1%
Federal National Mortgage Association Series 2010-117, Class DI 4.50%, 5/25/25			3,188	338,553

Non-Agency Floating Rate–0.0%
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 0.745%, 1/15/22(c)			210	210,200

Total Collateralized Mortgage Obligations (cost $14,786,771)				14,956,775

CORPORATES-NON-INVESTMENT GRADE–1.2%
Financial Institutions – 0.6%
Banking–0.6%
Bank of America Corp. Series Z 6.50%, 10/23/24(d)			275	290,813
Barclays Bank PLC 6.86%, 6/15/32(a)(d)			205	228,637
7.75%, 4/10/23			1,035	1,147,556
BNP Paribas SA 5.019%, 4/13/17(a)(d)		EUR	150	169,352
Credit Suisse Group AG 7.50%, 12/11/23(a)(d)			780	837,525
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)			1,190	1,217,953
Lloyds Banking Group PLC 7.50%, 6/27/24(d)			355	377,187
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)			1,265	1,426,661
Societe Generale SA 5.922%, 4/05/17(a)(d)			330	344,438

				6,040,122

42	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Finance–0.0%
AerCap Aviation Solutions BV 6.375%, 5/30/17	EUR	451	$478,060

Insurance–0.0%
ING Groep NV 5.775%, 12/08/15(d)		190	193,325

			6,711,507

Industrial–0.5%
Communications—Media–0.1%
CSC Holdings LLC 8.625%, 2/15/19		450	520,884
Intelsat Jackson Holdings SA 5.50%, 8/01/23		390	368,063

			888,947

Communications—Telecommunications–0.1%
Numericable-SFR SAS 5.375%, 5/15/22(a)		105	117,993
Sprint Corp. 7.875%, 9/15/23		495	504,900

			622,893

Consumer Cyclical—Automotive–0.1%
General Motors Co. 3.50%, 10/02/18		580	594,245

Consumer Cyclical—Other–0.0%
KB Home 4.75%, 5/15/19		265	259,038
MCE Finance Ltd. 5.00%, 2/15/21(a)		200	187,000

			446,038

Energy–0.1%
ONEOK, Inc. 4.25%, 2/01/22		595	563,400
Paragon Offshore PLC 7.25%, 8/15/24(a)		425	141,313
Regency Energy Partners LP / Regency Energy Finance Corp. 4.50%, 11/01/23		195	195,975
Southern Star Central Corp. 5.125%, 7/15/22(a)		482	495,255
Transocean, Inc. 6.50%, 11/15/20		595	499,056

			1,894,999

Transportation—Services–0.1%
Hertz Corp. (The) 5.875%, 10/15/20		410	421,275
6.75%, 4/15/19		440	454,300

			875,575

			5,322,697

	Principal Amount (000)		U.S. $ Value

Utility – 0.1%
Electric–0.1%
AES Corp./VA 7.375%, 7/01/21	EUR	385	$427,350
NRG Energy, Inc. 6.25%, 5/01/24		330	332,475

			759,825

Total Corporates-Non-Investment Grade (cost $13,178,734)			12,794,029

QUASI-SOVEREIGNS–0.7%
Quasi-Sovereign Bonds–0.7%
Chile–0.2%
Empresa de Transporte de Pasajeros Metro SA
4.75%, 2/04/24(a)	U.S.$	1,803	1,929,855

China–0.2%
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(a)		745	806,215
State Grid Overseas Investment 2014 Ltd. 4.125%, 5/07/24(a)		1,651	1,788,266

			2,594,481

Mexico–0.1%
Petroleos Mexicanos 4.50%, 1/23/26(a)		1,300	1,324,700

South Korea–0.0%
Korea Development Bank (The) 3.25%, 3/09/16		509	519,180

United Arab Emirates–0.2%
MDC-GMTN B.V. 3.25%, 4/28/22(a)		1,850	1,919,375

Total Quasi-Sovereigns (cost $7,838,781)			8,287,591

COVERED BONDS–0.7%
Australia–0.1%
National Australia Bank Ltd. 2.00%, 2/22/19(a)		1,506	1,521,458

Canada–0.1%
Bank of Nova Scotia (The) 1.75%, 3/22/17(a)		743	754,222

France–0.2%
BNP Paribas Home Loan SFH 3.75%, 1/11/21(a)	EUR	1,000	1,296,284
BPCE SFH SA 1.00%, 2/24/25(a)		700	788,902
Caisse de Refinancement de l’Habitat SA 3.90%, 1/18/21		223	291,287

			2,376,473

2015 Semi-Annual Report	43

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value

Norway–0.1%
DNB Boligkreditt AS 3.875%, 6/16/21		EUR	573	$752,033

Spain–0.0%
CaixaBank SA Series 27 0.145%, 1/09/18(c)			200	212,767

Switzerland–0.1%
Credit Suisse AG/Guernsey 1.75%, 1/15/21(a)			660	766,434
UBS AG/London 1.375%, 4/16/21(a)			670	765,937

				1,532,371

United Kingdom–0.1%
Abbey National Treasury Services PLC/London 1.625%, 11/26/20(a)			664	767,616

Total Covered Bonds (cost $8,197,517)				7,916,940

AGENCIES – 0.5%
Agency Debentures–0.5%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $5,291,068)		U.S.$	6,490	5,916,206

GOVERNMENTS-SOVEREIGN AGENCIES–0.4%
Canada–0.0%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)			295	308,275

France–0.1%
Dexia Credit Local SA/New York, NY 1.25%, 10/18/16(a)			399	400,969
1.50%, 10/07/17(a)			735	739,843

				1,140,812

Germany–0.0%
Landwirtschaftliche Rentenbank 3.75%, 2/11/16(a)		EUR	496	550,905

Israel–0.1%
Israel Electric Corp. Ltd. 5.00%, 11/12/24(a)			776	803,160

Qatar–0.0%
Ooredoo International Finance Ltd. 3.875%, 1/31/28(a)			200	197,019

United Arab Emirates–0.1%
Abu Dhabi National Energy Co. PJSC 3.875%, 5/06/24(a)			770	789,655

United Kingdom–0.1%
Network Rail Infrastructure Finance PLC 4.40%, 3/06/16		CAD	1,140	927,968

	Principal Amount (000)			U.S. $ Value

Total Governments-Sovereign Agencies (cost $5,032,379)				$4,717,794

LOCAL GOVERNMENTS—PROVINCIAL BONDS – 0.2%
Canada–0.2%
Province of British Columbia 3.25%, 12/18/21		CAD	1,337	1,175,680
Province of Manitoba Canada 3.85%, 12/01/21			1,220	1,103,938

Total Local Governments—Provincial Bonds (cost $2,611,114)				2,279,618

GOVERNMENTS-SOVEREIGN BONDS–0.1%
Indonesia–0.1%
Indonesia Government International Bond 4.125%, 1/15/25(a) (cost $1,326,749)		U.S.$	1,305	1,339,256

	Shares
SHORT-TERM INVESTMENTS–10.3%
Investment Companies–7.0%
AB Fixed Income Shares, Inc.–Government STIF Portfolio, 0.10%(b)(f) (cost $77,346,687)			77,346,687	77,346,687

	Principal Amount (000)
U.S. Treasury Bills–2.4%
U.S. Treasury Bill Zero Coupon, 5/07/15(g)	U.S.$		12,000	11,999,880
Zero Coupon, 5/21/15			14,405	14,404,880

Total U.S. Treasury Bills (cost $26,404,760)				26,404,760

Agency Discount Notes–0.6%
Federal Home Loan Bank Zero Coupon, 5/01/15			3,720	3,719,752
0.01%, 5/01/15			2,738	2,737,818

Total Agency Discount Notes (cost $6,457,570)				6,457,570

Commercial Paper–0.3%
Banque Caisse Depargne Letat C Zero Coupon, 9/01/15 (cost $2,966,213)			2,970	2,966,213

Total Short-Term Investments (cost $113,175,230)				113,175,230

Total Investments—105.3% (cost $1,161,885,110)				1,165,359,182

Other assets less liabilities—(5.3)%				(58,489,938)

Net Assets—100.0%				$1,106,869,244

44	Sanford C. Bernstein Fund, Inc.

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Year Canadian Bond Futures	22	June 2015	$2,449,155	$2,479,397	$30,242
10 Yr Japan Bond (OSE) Futures	4	June 2015	4,914,017	4,909,993	(4,024)
DAX Index Futures	24	June 2015	7,853,770	7,748,576	(105,194)
Euro STOXX 50 Futures	840	June 2015	32,798,324	32,795,565	(2,759)
FTSE 100 Index Futures	215	June 2015	21,469,597	21,454,489	(15,108)
Hang Seng Index Futures	13	April 2015	2,047,421	2,091,782	44,361
Long GILT Futures	22	June 2015	3,922,201	3,940,652	18,451
SPI 200 Futures	37	June 2015	4,115,211	4,146,842	31,631
TOPIX Index Futures	231	June 2015	29,440,920	29,728,478	287,558
U.S Ultra Bond Futures	71	June 2015	11,756,012	12,061,125	305,113
U.S. Long Bond (CBT) Futures	3	June 2015	481,411	491,625	10,214
U.S. T-Note 5 Yr (CBT) Futures	56	June 2015	6,668,146	6,731,813	63,667
U.S. T-Note 10 Yr (CBT) Futures	68	June 2015	8,690,960	8,765,625	74,665

Sold Contracts
10 Yr Japan Bond (OSE) Futures	103	June 2015	126,531,722	126,432,318	99,404
Euro-BOBL Futures	88	June 2015	12,233,922	12,246,929	(13,007)
U.S. Long Bond (CBT) Futures	7	June 2015	1,122,747	1,147,125	(24,378)
U.S T-Note 2 Yr (CBT) Futures	13	June 2015	2,838,653	2,849,031	(10,378)
U.S. T-Note 5 Yr (CBT) Futures	138	June 2015	16,422,765	16,589,109	(166,344)
U.S. T-Note 10 Yr (CBT) Futures	228	June 2015	29,034,038	29,390,625	(356,587)

					$267,527

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	4,301	IDR	55,772,558	4/17/15	$(55,791)
Barclays Bank PLC	EUR	1,902	USD	2,088	4/30/15	42,063
Barclays Bank PLC	GBP	697	USD	1,051	5/13/15	17,607
Barclays Bank PLC	USD	8,391	CHF	7,238	5/13/15	(930,701)
Barclays Bank PLC	USD	1,152	GBP	781	5/13/15	5,869
Barclays Bank PLC	USD	8,214	GBP	5,327	5/13/15	(314,377)
BNP Paribas SA	ZAR	43,050	USD	3,704	4/17/15	162,918
BNP Paribas SA	GBP	19,801	USD	30,425	4/23/15	1,056,109
BNP Paribas SA	GBP	3,961	USD	5,833	4/23/15	(43,048)
BNP Paribas SA	JPY	1,673,154	USD	13,980	4/24/15	25,036
BNP Paribas SA	USD	773	SGD	1,074	4/24/15	8,895
BNP Paribas SA	AUD	3,939	USD	3,040	5/13/15	47,218
Citibank	AUD	526	USD	408	5/15/15	8,048
Citibank	JPY	950,000	USD	7,968	5/15/15	42,345
Credit Suisse International	NZD	2,249	USD	1,689	4/10/15	8,804
Credit Suisse International	MXN	15,582	USD	1,023	4/16/15	2,006
Credit Suisse International	MXN	29,904	USD	1,930	4/16/15	(29,536)
Credit Suisse International	EUR	25,834	USD	29,309	5/13/15	1,516,372

2015 Semi-Annual Report	45

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	GBP	2,963	USD	4,572	5/13/15	$177,433
Credit Suisse International	USD	15,419	EUR	13,511	5/13/15	(883,801)
Deutsche Bank AG	BRL	9,451	USD	3,270	4/02/15	308,059
Deutsche Bank AG	USD	2,946	BRL	9,451	4/02/15	15,186
Deutsche Bank AG	USD	1,188	MXN	18,114	4/16/15	(1,238)
Deutsche Bank AG	USD	386	GBP	253	4/23/15	(10,696)
Deutsche Bank AG	AUD	8,536	USD	6,626	5/13/15	140,179
Deutsche Bank AG	CHF	2,305	USD	2,271	5/13/15	(105,297)
Deutsche Bank AG	GBP	769	USD	1,158	5/13/15	17,951
Deutsche Bank AG	USD	9,542	JPY	1,140,700	5/13/15	(25,775)
Goldman Sachs Bank USA	USD	1,640	BRL	5,321	5/05/15	13,348
Goldman Sachs Bank USA	AUD	6,463	USD	5,027	5/13/15	116,244
Goldman Sachs Bank USA	USD	9,372	EUR	8,051	5/13/15	(710,705)
Goldman Sachs Bank USA	USD	2,335	JPY	276,846	5/13/15	(25,210)
HSBC Bank USA	JPY	103,626	USD	855	4/24/15	(9,185)
HSBC Bank USA	MXN	21,267	USD	1,420	4/16/15	26,845
JPMorgan Chase Bank	CAD	2,541	USD	2,017	4/10/15	10,962
Morgan Stanley & Co., Inc.	EUR	42,905	USD	46,867	4/30/15	715,818
Morgan Stanley & Co., Inc.	EUR	10,195	USD	11,551	5/13/15	582,526
Morgan Stanley & Co., Inc.	AUD	15,804	USD	12,073	5/15/15	65,863
Royal Bank of Scotland PLC	NZD	4,340	USD	3,179	4/10/15	(63,011)
Royal Bank of Scotland PLC	USD	3,263	CAD	4,170	4/10/15	28,817
Royal Bank of Scotland PLC	USD	1,085	IDR	14,235,117	4/17/15	(1,103)
Royal Bank of Scotland PLC	GBP	7,161	USD	10,529	4/23/15	(91,055)
Royal Bank of Scotland PLC	JPY	350,771	USD	2,921	4/24/15	(4,200)
Royal Bank of Scotland PLC	SGD	1,091	USD	799	4/24/15	4,860
Royal Bank of Scotland PLC	TWD	85,257	USD	2,734	4/28/15	5,062
Standard Chartered Bank	IDR	26,951,658	USD	2,032	4/17/15	(19,304)
Standard Chartered Bank	GBP	247	USD	364	4/23/15	(2,406)
State Street Bank & Trust Co.	CAD	15,815	USD	12,558	4/10/15	73,218
State Street Bank & Trust Co.	USD	86	ZAR	1,046	4/17/15	272
State Street Bank & Trust Co.	GBP	551	USD	829	4/23/15	12,634
State Street Bank & Trust Co.	USD	198	GBP	131	4/23/15	(3,128)
State Street Bank & Trust Co.	SEK	8,496	USD	1,004	4/24/15	17,608
State Street Bank & Trust Co.	SGD	4,487	USD	3,276	4/24/15	7,742
State Street Bank & Trust Co.	USD	181	JPY	21,593	4/24/15	(1,183)
State Street Bank & Trust Co.	USD	320	SGD	442	4/24/15	1,960
State Street Bank & Trust Co.	PLN	11,456	USD	2,971	4/28/15	(49,909)
State Street Bank & Trust Co.	USD	1,664	PLN	6,274	4/28/15	(9,653)
State Street Bank & Trust Co.	EUR	3,093	USD	3,379	4/30/15	52,498
State Street Bank & Trust Co.	CAD	29	USD	23	5/13/15	115
State Street Bank & Trust Co.	CHF	3,194	USD	3,346	5/13/15	54,552
State Street Bank & Trust Co.	JPY	9,816	USD	83	5/13/15	1,189
UBS AG	BRL	9,451	USD	2,946	4/02/15	(15,186)
UBS AG	USD	2,970	BRL	9,451	4/02/15	(8,888)
UBS AG	BRL	9,451	USD	2,946	5/05/15	8,684
UBS AG	EUR	1,250	USD	1,401	5/13/15	56,643
UBS AG	USD	1,197	EUR	1,013	5/13/15	(107,428)

						$1,937,744

46	Sanford C. Bernstein Fund, Inc.

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc. /(INTRCONX):
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)%	3.03%	150	$(12,494)	$(341)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	150	(12,494)	(656)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	214	(17,802)	(777)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	150	(12,494)	(773)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	204	(16,985)	(889)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	201	(16,741)	(915)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	214	(17,802)	(964)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	201	(16,740)	(986)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	241	(20,088)	(1,099)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)	3.03	220	(18,292)	(1,111)

Sale Contracts
Citigroup Global Markets, Inc. /(INTRCONX):
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.03	4,606	383,805	80,151
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	1.00	0.64	15,660	263,627	8,047
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.40	212	15,440	1,160
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.40	234	17,042	1,163
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.40	194	14,129	955
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.40	145	10,560	793
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.40	196	14,274	865
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.40	206	15,003	860
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.40	195	14,202	775
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.40	145	10,560	691
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.40	196	14,274	666
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.40	145	10,560	358

				$621,544	$87,973

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
				Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(LCH Group)	CAD	20,560	3/10/17	0.973%	3 Month CDOR	$(31,373)
Citigroup Global Markets, Inc./(LCH Group)	AUD	27,240	3/11/17	2.140%	3 Month BBSW	(77,557)
Citigroup Global Markets, Inc./(LCH Group)		$14,950	3/11/17	3 Month LIBOR	0.963%	55,572
Citigroup Global Markets, Inc./(LCH Group)		1,600	4/01/20	1.562%	3 Month LIBOR	(2,425)
Citigroup Global Markets, Inc./(LCH Group)		2,650	11/12/24	2.464%	3 Month LIBOR	(132,432)
Citigroup Global Markets, Inc./(LCH Group)	AUD	4,140	3/11/25	6 Month BBSW	2.973%	76,345
Citigroup Global Markets, Inc./(LCH Group)		$2,140	3/11/25	2.304%	3 Month LIBOR	(57,409)

						$(169,279)

2015 Semi-Annual Report	47

Schedule of Investments (continued)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts–0.1%
Barclays Bank PLC:
Kohl’s Corp., 6.25%, 12/15/17, 12/20/19*	1.00	0.60	750	13,368	(7,578)	$20,946

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	2,200	1/15/16	CPI#	0.970%	$31,054
Barclays Bank PLC	4,810	3/04/16	CPI#	1.170%	$23,875
Barclays Bank PLC	2,850	7/15/16	1.433%	CPI#	$(46,242)
Citibank	2,200	1/15/16	0.945%	CPI#	$(30,431)

					$(21,744)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
SPDR S&P 500 ETF Trust	16,541	LIBOR Plus 0.27%	USD	3,451	6/15/15	$(37,108)
SPDR S&P 500 ETF Trust	2,275	LIBOR Plus 0.27%	USD	475	6/15/15	(5,104)
Citibank
MSCI Daily TR Net EAFE	4,408	LIBOR Plus 0.05%	USD	22,246	5/6/15	261,023
Standard and Poor’s Midcap 400 Index	2,960	LIBOR Plus 0.07%	USD	6,131	2/3/16	250,944
Goldman Sachs International
Russell 2000 Total Return Index	846	LIBOR Minus 0.55%	USD	4,952	3/15/16	64,108
Standard and Poor’s Midcap 400 Index	195	LIBOR Plus 0.07%	USD	417	3/15/16	3,710

						$537,573

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the aggregate market value of these securities amounted to $142,618,124 or 12.9% of net assets.
(b)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(c)	Floating Rate Security. Stated interest rate was in effect at March 31, 2015.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Variable rate coupon, rate shown as of March 31, 2015.
(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(g)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

48	Sanford C. Bernstein Fund, Inc.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

JPY—Japanese Yen

MXN—Mexican Peso

NZD—New Zealand Dollar

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

BBSW—Bank Bill Swap Reference Rate (Australia)

BTAN—Bon à Taux Annuel Normalisé

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

DAX—Deutscher Aktien Index (German Stock Index)

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

GMTN—Global Medium Term Note

GSE—Government-Sponsored Enterprise

INTRCONX—Inter-Continental Exchange

LCH—London Clearing House

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

OSE—Osaka Securities Exchange

PJSC—Public Joint Stock Company

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

2015 Semi-Annual Report	49

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

March 31, 2015 (Unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–66.8%
Long-Term Municipal Bonds–66.8%
Alabama–0.4%
Alabama Public School & College Authority Series 2010A 5.00%, 5/01/19	$3,255	$3,738,758
Birmingham Water Works Board Series 2010A 5.00%, 1/01/24	3,650	4,280,282

		8,019,040

Arizona–4.5%
City of Phoenix Civic Improvement Corp. Series 2014B 5.00%, 7/01/22	8,275	10,078,288
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement—Airport) Series 2010C 5.00%, 7/01/24	5,305	6,104,888
County of Pima AZ Sewer System Revenue Series 2011B 5.00%, 7/01/23–7/01/24	6,585	7,761,825
AGM Series 2010 5.00%, 7/01/18–7/01/19	10,035	11,424,988
Maricopa County Community College District Series 2012 4.00%, 7/01/16	8,440	8,821,741
Pima County Regional Transportation Authority Series 2014 5.00%, 6/01/22	1,685	2,048,235
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/24	23,120	27,679,958
Scottsdale Municipal Property Corp. (Scottsdale Municipal Property Corp. Excise Tax) Series 2015 5.00%, 7/01/20	6,105	7,188,760

		81,108,683

California–1.2%
California Econ Recovery Series 2009A 5.25%, 7/01/19 (Pre-refunded/ETM)	2,645	3,102,850
	Principal Amount (000)	U.S. $ Value

San Francisco City & County Airports Commission (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/25	$1,025	$1,177,920
Series 2010C 5.00%, 5/01/19	730	842,676
NATL Series 2006-32F 5.25%, 5/01/18	680	771,120
State of California Series 2009A 5.25%, 7/01/19 (Pre-refunded/ETM)	4,610	5,409,512
Series 2014 5.00%, 10/01/29	50	59,521
Series 2015 5.00%, 3/01/26	2,085	2,554,062
State of California Department of Water Resources PWR Series 2010L 5.00%, 5/01/17	7,675	8,388,007

		22,305,668

Colorado–1.6%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	300	351,060
Series 2011A 5.25%, 11/15/18	13,135	14,962,078
5.50%, 11/15/19	4,375	5,135,594
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2010B-1 5.00%, 12/01/20	2,875	2,964,154
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/19	1,000	1,105,140
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 7/15/20	2,000	2,265,000
5.125%, 1/15/23	2,000	2,207,160

		28,990,186

Connecticut–0.4%
State of Connecticut Series 2014C 5.00%, 6/15/22	5,620	6,748,159

District of Columbia–0.6%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/17–10/01/18	9,895	11,077,837

Florida–6.8%
Broward County School Board/FL COP Series 2011A 5.00%, 7/01/20	7,250	8,465,245

50	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Citizens Property Insurance Corp. Series 2010A-1 5.00%, 6/01/16	$5,375	$5,662,401
5.25%, 6/01/17	2,855	3,120,172
Series 2012A 5.00%, 6/01/22	7,660	9,112,719
Series 2012A-1 5.00%, 6/01/21	10,490	12,385,438
City of Jacksonville FL (City of Jacksonville FL Lease) Series 2010A-1 5.00%, 10/01/18–10/01/19	15,170	17,300,456
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/21	2,500	2,996,750
County of Broward FL Half-Cent Sales Tax Revenue Series 2010A 5.00%, 10/01/18–10/01/20	8,235	9,524,799
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.625%, 10/01/26	2,470	2,907,314
AGM Series 2010A 5.50%, 10/01/18–10/01/19	7,425	8,491,442
County of Orange FL (County of Orange FL Public Svc Tax) Series 2013 4.00%, 10/01/15	4,910	5,002,308
5.00%, 10/01/16	2,650	2,829,220
Florida State Board of Education (State of Florida) Series 2013A 5.00%, 6/01/16	22,515	23,729,009
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	2,640	2,696,786
State Board of Administration Finance Corp. (Florida Hurricane Catastrophe Fund) Series 2010A 5.00%, 7/01/16 (Pre-refunded/ETM)	5,430	5,743,202
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/16	300	317,229
Series 2010D 5.00%, 7/01/16	2,170	2,294,623

		122,579,113

Georgia–0.7%
Municipal Electric Authority of Georgia Series 2011A 5.00%, 1/01/20–1/01/21	8,880	10,371,562
	Principal Amount (000)	U.S. $ Value

Richmond County Board of Education Series 2012 5.00%, 10/01/15	$1,615	$1,652,726

		12,024,288

Hawaii–1.1%
City & County of Honolulu HI Series 2011A 5.00%, 8/01/24	5,800	6,899,970
Series 2011B 5.00%, 8/01/24–8/01/25	10,205	12,132,250

		19,032,220

Illinois–4.3%
Chicago O’Hare International Airport Series 2010D 5.25%, 1/01/19	2,285	2,589,567
Chicago Transit Authority (City of Chicago IL Fed Hwy Grant) AGC Series 2008A 5.00%, 6/01/21	4,685	5,222,604
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/20	1,730	1,779,461
State of Illinois Series 2010 5.00%, 1/01/18	160	174,008
Series 2013 5.00%, 7/01/21	1,345	1,507,462
Series 2013A 5.00%, 4/01/20	1,670	1,851,345
Series 2014 5.00%, 5/01/28	5,180	5,640,554
AMBAC Series 2004 5.00%, 11/01/15	6,905	7,081,423
NATL Series 2001 5.375%, 4/01/16	3,540	3,704,504
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/18	9,655	10,838,896
Series 2013 4.00%, 6/15/16	3,300	3,441,669
State of Illinois Unemployment Compensation Trust Fund Series 2012A 5.00%, 6/15/15-6/15/16	26,705	27,692,714
Series 2012B 5.00%, 6/15/19	6,105	6,162,570

		77,686,777

Kansas–0.2%
State of Kansas Department of Transportation Series 2012C 5.00%, 9/01/20	2,745	3,256,641

2015 Semi-Annual Report	51

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana–1.1%
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015A 6.00%, 11/15/30	$1,550	$1,591,494
Orleans Parish Parishwide School District AGM Series 2010 5.00%, 9/01/17–9/01/19	9,705	10,870,334
State of Louisiana Gasoline & Fuels Tax Revenue NATL Series 2005A 5.00%, 5/01/15 (Pre-refunded/ETM)	6,760	6,785,688

		19,247,516

Maryland–0.4%
County of Anne Arundel MD Series 2013 5.00%, 4/01/16	4,315	4,518,064
Washington Suburban Sanitary Commission Series 2014 5.00%, 6/01/17	1,705	1,865,986

		6,384,050

Massachusetts–4.5%
Commonwealth of Massachusetts Series 2011A 5.00%, 4/01/25	8,750	10,436,300
Series 2013B 5.00%, 8/01/17	32,490	35,722,105
NATL Series 2000G 0.09%, 12/01/30(a)(b)	5,600	5,267,539
Massachusetts Bay Transportation Authority Series 2004B 5.25%, 7/01/21	5,030	6,145,453
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2004A 5.25%, 2/01/16	2,695	2,806,816
Massachusetts Department of Transportation Series 2010B 5.00%, 1/01/18–1/01/20	7,985	9,016,633
Massachusetts Development Finance Agency (Emerson College) Series 2010A 5.00%, 1/01/17–1/01/18	4,615	4,952,553
Massachusetts School Building Authority Series 2012A 5.00%, 8/15/21	5,385	6,520,212

		80,867,611

Michigan–2.4%
City of Detroit MI Water Supply System Revenue Series 2011C 5.25%, 7/01/24–7/01/25	9,390	10,502,716

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/24	$10,115	$11,961,190
Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/22	17,180	18,148,780
Walled Lake Consolidated School District Series 2015 5.00%, 5/01/22	2,000	2,382,060

		42,994,746

Minnesota – 0.2%
Minneapolis Special School District No 1 COP Series 2013D 5.00%, 2/01/16	2,910	3,021,599

Mississippi–1.2%
Mississippi Development Bank (Mississippi Development Bank State Lease) Series 2010C 5.00%, 8/01/22–8/01/23	11,105	12,955,717
Series 2010D 5.00%, 8/01/23	7,530	8,782,088

		21,737,805

Missouri–0.3%
City of St Louis MO Airport Revenue (Lambert-St Louis Intl Airport) NATL Series 2005 5.50%, 7/01/16	5,980	6,344,122

Nebraska–0.4%
Omaha Public Power District Series 2011C 5.00%, 2/01/24	6,420	7,582,790

Nevada–0.9%
Clark County School District NATL Series 2005A 5.00%, 6/15/18	210	214,126
NATL Series 2005B 5.00%, 6/15/20	6,875	7,010,094
NATL Series 2006C 5.00%, 6/15/21	4,285	4,664,822
County of Clark Department of Aviation (McCarran Intl Airport) Series 2010D 5.00%, 7/01/21–7/01/22	1,010	1,157,354
County of Clark NV Series 2015 5.00%, 11/01/21	2,000	2,389,360

		15,435,756

52	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

New Jersey–3.5%
New Jersey Economic Development Authority Series 2008W 5.00%, 3/01/17 (Pre-refunded/ETM)	$1,050	$1,138,914
5.00%, 3/01/17	460	492,016
Series 2010DD-1 5.00%, 12/15/17	4,685	5,080,929
Series 2011EE 5.00%, 9/01/18	4,940	5,423,379
5.25%, 9/01/19	2,630	2,953,043
AMBAC Series 2005K 5.50%, 12/15/19	1,880	2,137,071
New Jersey State Turnpike Authority Series 2014C 5.00%, 1/01/21–1/01/23	16,670	19,937,618
AGM Series 2005D-3 5.25%, 1/01/26	11,070	13,757,132
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19	4,265	4,812,967
New Jersey Transportation Trust Fund Authority Series 2013A 5.00%, 6/15/18	7,500	8,184,075

		63,917,144

New York–9.2%
City of New York NY
Series 2010B
5.00%, 8/01/17	6,250	6,856,563
Series 2013B
5.00%, 8/01/19	3,860	4,445,639
Series 2013H
5.00%, 8/01/25	2,510	3,024,625
Series 2014J
5.00%, 8/01/22–8/01/28	11,090	13,189,267
Metropolitan Transportation Authority Series 2012D
5.00%, 11/15/20–11/15/26	17,500	20,656,302
Series 2012F
5.00%, 11/15/22–11/15/23	13,835	16,679,579
New York City Transitional Finance Authority Future Tax Secured Revenue
Series 2012B
5.00%, 11/01/22	8,495	10,343,427
Series 2014B
5.00%, 2/01/27–11/01/29	20,280	24,154,568
Series 2014C
5.00%, 11/01/28	10,665	12,675,139
New York State Dormitory Authority
Series 2012A
5.00%, 12/15/21 (Pre-refunded/ETM)	5	6,072
New York State Dormitory Authority (State of New York Pers Income Tax)
Series 2012A
5.00%, 12/15/21–12/15/22	16,005	19,440,427
	Principal Amount (000)	U.S. $ Value

Series 2014C
5.00%, 3/15/27–3/15/29	$26,340	$31,341,874
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.)
AMBAC Series 1987A
0.435%, 3/01/27(a)(b)	2,080	1,970,752
New York State Thruway Authority (New York State Thruway Authority Ded Tax)
Series 2007B
5.00%, 4/01/15	1,240	1,240,000

		166,024,234

Ohio–0.7%
City of Cleveland OH COP Series 2010A
5.00%, 11/15/17	3,000	3,265,170
County of Hamilton OH Sewer System Revenue Series 2015A
5.00%, 12/01/20–12/01/21	4,025	4,814,757
State of Ohio Major New State Infrastrucure Project (State of Ohio Fed Hwy Grant)
Series 20121-GARVEE
4.00%, 12/15/16	2,825	2,993,313
Series 2014
5.00%, 12/15/21	1,105	1,330,310

		12,403,550

Oklahoma–0.2%
Comanche County Hospital Authority Series 2015
5.00%, 7/01/26–7/01/28(c)	2,000	2,152,300
Comanche County Hospital Authority (Comanche County Memorial Hospital) Series 2015
5.00%, 7/01/29(c)	1,000	1,063,010

		3,215,310

Oregon–0.4%
Oregon State Lottery Series 2011A
5.25%, 4/01/21 (Pre-refunded/ETM)	5,105	6,198,542
5.25%, 4/01/26	825	983,978

		7,182,520

Pennsylvania–4.9%
Allegheny County Sanitary Authority BAM Series 2013
5.00%, 12/01/24–12/01/25	7,470	8,962,174
City of Philadelphia PA Series 2011
5.25%, 8/01/17	2,285	2,504,314
City of Philadelphia PA Water & Wastewater Revenue
AGM Series 2010A
5.00%, 6/15/19	2,500	2,874,625

2015 Semi-Annual Report	53

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Commonwealth of Pennsylvania Series 20092 5.00%, 4/15/16	$5,190	$5,440,002
Series 2010A 5.00%, 7/15/15	5,990	6,070,985
Delaware River Port Authority Series 2012 5.00%, 1/01/21	2,655	3,008,035
Montgomery County Industrial Development Authority/PA (New Regional Medical Center, Inc.) Series 2010 5.00%, 2/01/16–8/01/18	6,320	6,811,405
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/16	18,710	19,791,625
Series 2012B 5.00%, 7/01/22–7/01/23	8,415	8,738,035
Pennsylvania Intergovernmental Cooperation Authority Series 2010 5.00%, 6/15/16–6/15/17	7,000	7,611,160
Pennsylvania Turnpike Commission Series 2011E 5.00%, 12/01/25–12/01/26	13,665	15,928,696
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/26	1,110	1,246,896

		88,987,952

Puerto Rico–0.1%
Puerto Rico Highways & Transportation Authority NATL Series 2003AA 5.50%, 7/01/17 (Pre-refunded/ETM)	825	915,181
5.50%, 7/01/17	555	584,270

		1,499,451

Texas–5.6%
City of Austin TX Water & Wastewater System Revenue Series 2011 5.00%, 11/15/25–11/15/26	11,990	14,364,809
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	2,900	3,116,717
City of San Antonio TX Series 2010 5.00%, 2/01/23	650	760,331
Series 2014 5.00%, 2/01/21	2,000	2,383,740
	Principal Amount (000)	U.S. $ Value

City Public Service Board of San Antonio TX Series 2012B 2.00%, 12/01/27	$1,765	$1,783,744
Fort Bend Independent School District Series 2010 5.00%, 8/15/21	5,205	6,182,291
Harris County-Houston Sports Authority Series 2014A 5.00%, 11/15/20	1,860	2,172,238
Hurst-Euless-Bedford Independent School District Series 2011 5.00%, 8/15/20–8/15/24	10,525	12,447,882
State of Texas Series 2014 5.00%, 4/01/22	1,790	2,174,922
Texas A&M University Series 2005B 5.00%, 5/15/15	2,985	3,002,582
Series 2013B 4.00%, 5/15/15	12,105	12,161,772
5.00%, 5/15/16	11,065	11,647,572
Texas Public Finance Authority (State of Texas Unemployment) Series 2014B 4.00%, 1/01/18	16,210	16,921,133
University of Texas System (The) Series 2010A 5.00%, 8/15/22	9,755	11,386,426

		100,506,159

Virginia–1.1%
County of Arlington VA Series 2013A 4.00%, 8/01/15	4,600	4,657,408
Greater Richmond Convention Center Authority Series 2015 5.00%, 6/15/20–6/15/23	5,815	6,922,280
Virginia College Building Authority
(Virginia College Building Authority State Lease) Series 2012-12B 5.00%, 9/01/16	2,835	3,018,878
Series 2012B 5.00%, 2/01/22	3,020	3,651,150
Virginia Resources Authority (Virginia Pooled Financing Program Infrastructure) Series 2012A 5.00%, 11/01/16	1,515	1,623,913

		19,873,629

Washington–5.3%
Chelan County Public Utility District No 1 Series 2011A 5.25%, 7/01/22	7,835	9,277,110

54	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Series 2011B 5.50%, 7/01/23	$5,540	$6,629,607
City of Seattle WA Drainage & Wastewater Revenue Series 2014 5.00%, 5/01/21	1,825	2,180,656
Clark County Public Utility District No 1 Series 2010 5.00%, 1/01/21	11,835	13,520,541
Energy Northwest (Bonneville Power Administration) Series 2006A 5.00%, 7/01/16	1,860	1,967,768
Series 2011A 5.00%, 7/01/22–7/01/23	14,690	17,745,985
Franklin County School District No 1 Pasco Series 2015 5.00%, 12/01/25	8,615	10,542,779
Port of Seattle WA Series 2010C 5.00%, 2/01/20–2/01/22	9,920	11,510,613
Snohomish County Public Utility District No 1 Series 2010 5.00%, 12/01/19	5,415	6,302,194
Series 2012 5.00%, 12/01/26	6,065	7,190,300
State of Washington Series 2013R 5.00%, 7/01/21	3,880	4,657,358
Series 2015R 5.00%, 7/01/23	3,735	4,588,223

		96,113,134

Wisconsin–2.6%
State of Wisconsin Series 20141 5.00%, 5/01/16	43,560	45,768,492
Series 20143 5.00%, 11/01/21	1,205	1,455,339

		47,223,831

Total Long-Term Municipal Bonds (cost $1,148,625,748)		1,203,391,521

Short-Term Municipal Notes–0.0%
Wyoming–0.0%
County of Lincoln WY (Exxon Mobil Corp.) Series 1985 0.01%, 8/01/15(d) (cost $20,000)	20	20,000

Total Municipal Obligations (cost $1,148,645,748)		1,203,411,521

	Shares	U.S. $ Value

INVESTMENT COMPANIES–24.9%
Funds and Investment Trusts–24.9%
iShares Core MSCI Emerging Markets ETF	732,782	$35,415,354
SPDR S&P 500 ETF Trust	1,999,366	412,729,123

Total Investment Companies (cost $422,313,697)		448,144,477

	Principal Amount (000)
CORPORATES—INVESTMENT GRADE–1.4%
Financial Institutions–1.1%
Banking–1.1%
Bank of America Corp. 1.50%, 10/09/15	$6,000	6,025,470
JPMorgan Chase & Co. 1.35%, 2/15/17	6,035	6,058,319
Morgan Stanley 5.375%, 10/15/15	5,500	5,634,470
Series G 5.45%, 1/09/17	1,425	1,524,368

		19,242,627

Industrial–0.3%
Consumer Cyclical—Automotive–0.1%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	2,310	2,314,257

Consumer Non-Cyclical–0.1%
Becton Dickinson and Co. 0.721%, 6/15/16(e)	1,935	1,937,363

Technology–0.1%
Cisco Systems, Inc. 1.10%, 3/03/17	1,770	1,781,408

		6,033,028

Total Corporates—Investment Grade (cost $25,199,226)		25,275,655

	Shares
SHORT-TERM INVESTMENTS–5.8%
Investment Companies–5.0%
AB Fixed Income Shares, Inc.–Government STIF Portfolio, 0.10%(f)(g) (cost $90,080,581)	90,080,581	90,080,581

2015 Semi-Annual Report	55

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

U.S. Treasury Bills–0.8%
U.S. Treasury Bill Zero Coupon, 6/11/15(h) (cost $15,499,771)	$15,500	$15,499,771

Total Short-Term Investments (cost $105,580,352)		105,580,352

Total Investments—98.9% (cost $1,701,739,023)		1,782,412,005

Other assets less liabilities—1.1%		19,188,945

Net Assets—100.0%		$1,801,600,950

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
DAX Index Futures	39	June 2015	$12,762,376	$12,591,436	$(170,940)
Euro STOXX 50 Futures	1,331	June 2015	51,969,725	51,965,353	(4,372)
FTSE 100 Index Futures	348	June 2015	34,753,284	34,726,335	(26,949)
Hang Seng Index Futures	21	April 2015	3,307,372	3,379,032	71,660
SPI 200 Futures	68	June 2015	7,576,589	7,621,222	44,633
TOPIX Index Futures	372	June 2015	47,411,351	47,874,432	463,081

Sold Contracts
U.S. Long Bond (CBT) Futures	27	June 2015	4,331,304	4,424,625	(93,321)
U.S. T-Note 5 Yr (CBT) Futures	371	June 2015	44,154,248	44,598,258	(444,010)
U.S. T-Note 10 Yr (CBT) Futures	305	June 2015	38,932,330	39,316,406	(384,076)

					$(544,294)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	GBP	3,191	USD	4,829	5/13/15	$ 96,795
Barclays Bank PLC	USD	13,577	CHF	11,711	5/13/15	(1,505,863)
Barclays Bank PLC	USD	2,169	GBP	1,470	5/13/15	11,046
Barclays Bank PLC	USD	13,138	GBP	8,520	5/13/15	(502,814)
BNP Paribas SA	AUD	6,979	USD	5,387	5/13/15	83,660
Credit Suisse International	EUR	42,015	USD	47,669	5/13/15	2,468,197
Credit Suisse International	GBP	5,329	USD	8,222	5/13/15	319,115
Credit Suisse International	USD	14,495	EUR	12,701	5/13/15	(830,816)
Deutsche Bank AG	AUD	13,884	USD	10,778	5/13/15	228,005
Deutsche Bank AG	CHF	4,080	USD	4,019	5/13/15	(186,383)
Deutsche Bank AG	USD	15,089	JPY	1,803,814	5/13/15	(40,759)
Goldman Sachs Bank USA	AUD	10,574	USD	8,225	5/13/15	190,185
Goldman Sachs Bank USA	USD	16,147	EUR	13,871	5/13/15	(1,224,468)
Morgan Stanley & Co., Inc.	EUR	16,483	USD	18,675	5/13/15	941,812
State Street Bank & Trust Co.	EUR	1,767	USD	1,853	5/13/15	(48,311)
State Street Bank & Trust Co.	JPY	28,831	USD	244	5/13/15	3,493

						$ 2,894

56	Sanford C. Bernstein Fund, Inc.

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$45,000	10/23/17	1.658%	CPI#	$(886,928)
Barclays Bank PLC	28,000	10/23/19	1.873%	CPI#	(689,787)
Barclays Bank PLC	12,000	10/23/26	2.31%	CPI#	(655,175)
Barclays Bank PLC	10,000	10/23/29	2.388%	CPI#	(700,927)
Citibank	34,000	10/23/21	2.039%	CPI#	(1,084,892)
Goldman Sachs International	22,000	10/23/24	2.245%	CPI#	(1,000,823)

					$(5,018,532)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank
MSCI Daily TR Net EAFE Index	10,654	LIBOR Plus 0.05%	USD	55,703	5/6/15	$(1,415,696)
Goldman Sachs International
Russell 2000 Total Return Index	1,517	LIBOR Minus 0.55%	USD	8,879	3/15/16	114,954
Standard and Poor’s Midcap 400 Index	370	LIBOR Plus 0.07%	USD	791	3/15/16	7,039
Standard and Poor’s Midcap 400 Index	5,286	LIBOR Plus 0.09%	USD	11,283	4/15/16	117,598

						$(1,176,105)

(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2015 and the aggregate market value of these securities amounted to $7,238,291 or 0.40% of net assets.
(b)	Variable rate coupon, rate shown as of March 31, 2015.
(c)	When-Issued or delayed delivery security.
(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	Floating Rate Security. Stated interest rate was in effect at March 31, 2015.
(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of March 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded are 10.1% and 6.4%, respectively.

Currency Abbreviation:

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD —United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM —Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CBT—Chicago Board of Trade

COP—Certificate of Participation

CPI—Consumer Price Index

DAX—Deutscher Aktien Index (German Stock Index)

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

SRF—State Revolving Fund

TOPIX—Tokyo Price Index

See notes to financial statements.

2015 Semi-Annual Report	57

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

March 31, 2015 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–66.6%
Long-Term Municipal Bonds–66.6%
California–57.5%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/21	$1,000	$1,171,760
Bay Area Toll Authority Series 2014A 1.00%, 4/01/47	13,160	13,206,850
California Econ Recovery Series 2009A 5.00%, 7/01/17	2,115	2,321,868
5.00%, 7/01/19 (Pre-refunded/ETM)	12,545	14,590,964
California Infrastructure & Economic Development Bank (Broad Collection (The)) Series 2011A 5.00%, 6/01/21	3,000	3,622,710
California State Public Works Board Series 2010C-1 5.00%, 3/01/20 (Pre-refunded/ETM)	1,500	1,773,405
Series 2011G 5.00%, 12/01/21 (Pre-refunded/ETM)	3,215	3,939,436
California State Public Works Board (California State Public Works Board Lease) Series 2013E 5.00%, 6/01/19	3,975	4,574,033
Series 2014A 5.00%, 9/01/30	4,375	5,142,594
California State University Series 2011A 5.25%, 11/01/26	2,035	2,453,233
Chino Basin Regional Financing Authority (Inland Empire Utilities Agency) Series 2010A 5.00%, 8/01/20–8/01/21	7,430	8,700,885
City & County of San Francisco CA Series 2013A 5.00%, 6/15/15	2,015	2,035,291
Series 2015R 5.00%, 6/15/21	1,075	1,301,610
City of Long Beach CA Harbor Revenue Series 2010B 5.00%, 5/15/22	2,000	2,359,700
NATL Series 1998A 6.00%, 5/15/18	3,305	3,797,577
	Principal Amount (000)	U.S. $ Value

City of Los Angeles CA Wastewater System Revenue NATL Series 2005A 4.75%, 6/01/15 (Pre-refunded/ETM)	$1,655	$1,667,197
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010A 5.00%, 5/15/25	1,500	1,761,660
Series 2010D 5.25%, 5/15/28	4,145	4,883,142
City of San Francisco CA Public Utilities Commission Water Revenue Series 2011A 5.00%, 11/01/24	5,385	6,497,595
City of San Jose CA Airport Revenue Series 2014A 5.00%, 3/01/24	1,955	2,300,507
Series 2014B 5.00%, 3/01/26	2,360	2,807,881
County of San Diego CA COP Series 2014A 5.00%, 10/15/27–10/15/28	2,550	3,075,503
East Bay Municipal Utility District Water System Revenue Series 2012B 5.00%, 6/01/16	2,985	3,147,742
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/22	1,460	1,733,633
Los Angeles Community College District/CA Series 2013 3.00%, 8/01/15	2,990	3,017,687
Series 2015A 5.00%, 8/01/25	1,950	2,415,153
Los Angeles County Metropolitan Transportation Authority Series 2013A 5.00%, 7/01/16–7/01/20	12,305	13,737,351
Series 2013C 5.00%, 7/01/19	1,240	1,437,743
Series 2014 5.00%, 7/01/23	2,145	2,670,525
Los Angeles County Sanitation Districts Financing Authority Series 2013A 5.00%, 10/01/16	4,000	4,274,200
Los Angeles Department of Water Series 2013B 5.00%, 7/01/18–7/01/19	2,000	2,295,380
Los Angeles Department of Water & Power PWR Series 2008A-2 4.00%, 7/01/16	6,570	6,867,161
Series 2012C 4.00%, 1/01/16	7,585	7,731,163

58	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Los Angeles Unified School District/CA Series 2010K 5.00%, 7/01/18	$6,360	$7,181,012
Series 2010KRY 5.25%, 7/01/25	160	190,635
Series 2014C 5.00%, 7/01/27	6,815	8,281,111
Los Angeles Unified School District/CA COP Series 2010B 5.00%, 12/01/16	635	680,110
AMBAC Series 2007 5.00%, 10/01/16	105	111,809
Palm Springs Unified School District Series 2013C
3.00%, 8/01/15	1,500	1,513,695
Peralta Community College District Series 2014A 5.00%, 8/01/27	5,855	7,059,549
Port of Los Angeles Series 2011A 5.00%, 8/01/19	1,500	1,718,490
Port of Oakland Series 2012P 5.00%, 5/01/24–5/01/25	6,405	7,495,738
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/25	2,380	2,798,118
Sacramento County Sanitation Districts Financing Authority Series 2014A 5.00%, 12/01/29	2,000	2,396,200
San Diego County Water Authority Financing Corp. Series 2011A 5.00%, 5/01/24–5/01/25	4,860	5,787,546
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/21–5/15/22	7,310	8,496,666
San Francisco Bay Area Rapid Transit District Series 2010 5.00%, 7/01/27	2,000	2,345,120
San Francisco City & County Airports Commission (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/25	500	574,595
Series 2011G 5.00%, 5/01/24	2,470	2,941,894
Series 20122 5.00%, 5/01/27	1,270	1,521,193
NATL Series 2006-32F 5.25%, 5/01/18	675	765,450
	Principal Amount (000)	U.S. $ Value

San Francisco Community College District Series 2015 5.00%, 6/15/22(a)	$5,000	$6,021,150
Santa Rosa City Schools Series 2013 4.00%, 8/01/15	2,500	2,530,000
South Placer Wastewater Authority/CA Series 2011C 5.25%, 11/01/22–11/01/24	8,675	10,320,774
Southern California Public Power Authority Series 2010 5.00%, 7/01/23	5,190	6,119,944
State of California Series 2008 5.00%, 4/01/17	1,635	1,778,177
Series 2011 5.00%, 10/01/20	1,500	1,779,840
Series 2013 5.00%, 10/01/19–2/01/21	7,185	8,423,469
NATL Series 2007
5.00%, 11/01/23	3,200	3,545,664
State of California Department of Water Resources PWR Series 2010L 5.00%, 5/01/17	12,020	13,136,658
Series 2010M 5.00%, 5/01/15	1,815	1,822,369
AGM Series 2008H 5.00%, 5/01/17	1,915	2,092,904
State of California Department of Water Resources WTR Series 2014A 5.00%, 12/01/27	2,000	2,465,360
University of California Series 2010U 5.00%, 5/15/18	2,555	2,874,528
Series 2012G 5.00%, 5/15/23	7,400	8,969,466
Series 2013A 5.00%, 5/15/48	6,000	7,367,520
Series 2015A 5.00%, 5/15/21	4,000	4,812,640
Upper Santa Clara Valley Joint Powers Authority Series 2011A 5.00%, 8/01/25	1,790	2,122,851
Vista Unified School District Series 2012 5.00%, 8/01/23–8/01/25	4,240	5,120,965
Walnut Energy Center Authority Series 2014 5.00%, 1/01/26–1/01/28	2,800	3,384,032

		299,860,381

2015 Semi-Annual Report	59

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Colorado–0.4%
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/22	$690	$765,845
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 7/15/22	1,150	1,270,428

		2,036,273

Florida–0.9%
Citizens Property Insurance Corp. Series 2010A-1 5.00%, 6/01/16	580	611,013
Series 2011A-1 5.00%, 6/01/19	2,035	2,318,577
State Board of Administration Finance Corp. (Florida Hurricane Catastrophe Fund) Series 2010A 5.00%, 7/01/16 (Pre-refunded/ETM)	1,500	1,586,520
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/17	150	164,109

		4,680,219

Illinois–1.0%
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/18	550	568,320
State of Illinois Series 2010 5.00%, 1/01/18	160	174,008
Series 2012 5.00%, 8/01/15–8/01/23	2,870	3,126,594
Series 2013A 5.00%, 4/01/20	1,415	1,568,655

		5,437,577

Massachusetts–0.3%
Commonwealth of Massachusetts NATL Series 2000E 0.09%, 12/01/30(b)	1,925	1,810,626

Michigan–1.2%
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) Series 2014D4 5.00%, 7/01/17	3,370	3,658,169
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/25	2,175	2,520,020

		6,178,189

	Principal Amount (000)	U.S. $ Value

New Jersey–2.5%
New Jersey Economic Development Authority (New Jersey Cigarette Tax) Series 2012 5.00%, 6/15/16	$2,700	$2,835,459
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/16	4,275	4,536,502
New Jersey Transportation Trust Fund Authority Series 2013A 5.00%, 12/15/19	5,000	5,564,950

		12,936,911

Ohio–0.3%
Ohio State Water Development Authority (FirstEnergy Nuclear Generation LLC) Series 2008C 3.95%, 11/01/32	1,445	1,528,030

Puerto Rico–0.8%
Commonwealth of Puerto Rico NATL Series 1997 6.50%, 7/01/15	2,860	2,891,517
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Universidad Interamericana DE Puerto Rico, Inc.) Series 2012
5.00%, 10/01/19	1,000	1,055,670

		3,947,187

Texas–1.2%
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	2,850	3,295,540
Spring Branch Independent School District Series 2013 3.00%, 6/15/41	3,020	3,036,942

		6,332,482

Washington–0.5%
Port of Seattle WA Series 2010C 5.00%, 2/01/18	2,405	2,654,062

Total Municipal Obligations (cost $333,432,787)		347,401,937

60	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–24.8%
Funds and Investment Trusts–24.8%
iShares Core MSCI Emerging Markets ETF	203,846	$9,851,877
SPDR S&P 500 ETF Trust	578,482	119,416,039

Total Investment Companies (cost $122,575,000)		129,267,916

	Principal Amount (000)
CORPORATES—INVESTMENT GRADE–1.6%
Financial Institutions–1.5%
Banking–1.5%
Bank of America Corp. 1.50%, 10/09/15	$3,000	3,012,735
JPMorgan Chase & Co. 3.15%, 7/05/16	3,115	3,195,850
Morgan Stanley 1.75%, 2/25/16	1,559	1,569,164

		7,777,749

Industrial–0.1%
Consumer Cyclical—Automotive–0.1%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	677	678,248

Total Corporates—Investment Grade (cost $8,440,501)		8,455,997

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–6.9%
Investment Companies–6.1%
AB Fixed Income Shares, Inc.–Government STIF Portfolio, 0.10%(c)(d) (cost $31,705,260)	31,705,260	$31,705,260

	Principal Amount (000)
U.S. Treasury Bills–0.8%
U.S. Treasury Bill Zero Coupon, 6/11/15(e) (cost $4,099,940)	$4,100	4,099,940

Total Short-Term Investments (cost $35,805,200)		35,805,200

Total Investments—99.9% (cost $500,253,488)		520,931,050

Other assets less liabilities—0.1%		462,416

Net Assets—100.0%		$521,393,466

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
DAX Index Futures	12	June 2015	$3,926,885	$3,874,288	$(52,597)
Euro STOXX 50 Futures	400	June 2015	15,618,250	15,616,936	(1,314)
FTSE 100 Index Futures	104	June 2015	10,398,085	10,377,985	(20,100)
Hang Seng Index Futures	7	April 2015	1,102,457	1,126,344	23,887
SPI 200 Futures	18	June 2015	2,001,995	2,017,382	15,387
TOPIX Index Futures	110	June 2015	14,019,486	14,156,419	136,933

Sold Contracts
U.S. Long Bond (CBT) Futures	8	June 2015	1,283,269	1,311,000	(27,731)
U.S. T-Note 5 Yr (CBT) Futures	90	June 2015	10,711,273	10,818,984	(107,711)
U.S. T-Note 10 Yr (CBT) Futures	87	June 2015	11,107,731	11,214,844	(107,113)

					$(140,359)

2015 Semi-Annual Report	61

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	GBP	699	USD	1,059	5/13/15	$22,341
Barclays Bank PLC	USD	3,966	CHF	3,421	5/13/15	(439,890)
Barclays Bank PLC	USD	559	GBP	379	5/13/15	2,848
Barclays Bank PLC	USD	3,917	GBP	2,540	5/13/15	(149,900)
BNP Paribas SA	AUD	1,902	USD	1,468	5/13/15	22,800
Credit Suisse International	EUR	11,917	USD	13,519	5/13/15	698,058
Credit Suisse International	GBP	1,566	USD	2,416	5/13/15	93,776
Credit Suisse International	USD	4,275	EUR	3,746	5/13/15	(245,038)
Deutsche Bank AG	AUD	4,112	USD	3,192	5/13/15	67,528
Deutsche Bank AG	CHF	1,022	USD	1,007	5/13/15	(46,687)
Deutsche Bank AG	USD	4,785	JPY	572,004	5/13/15	(12,925)
Goldman Sachs Bank USA	AUD	3,035	USD	2,361	5/13/15	54,588
Goldman Sachs Bank USA	USD	4,705	EUR	4,042	5/13/15	(356,809)
Morgan Stanley & Co., Inc.	EUR	4,756	USD	5,388	5/13/15	271,750
State Street Bank & Trust Co.	JPY	6,218	USD	53	5/13/15	753
State Street Bank & Trust Co.	USD	516	EUR	471	5/13/15	(9,752)
State Street Bank & Trust Co.	USD	493	JPY	58,676	5/13/15	(3,538)
UBS AG	EUR	515	USD	554	5/13/15	(443)

						$(30,540)

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$ 15,000	10/23/17	1.66%	CPI#	$ (295,643)
Barclays Bank PLC	10,000	10/23/19	1.87%	CPI#	(246,352)
Barclays Bank PLC	5,000	10/23/26	2.31%	CPI#	(272,990)
Barclays Bank PLC	1,000	10/23/29	2.39%	CPI#	(70,093)
Citibank	8,000	10/23/21	2.04%	CPI#	(255,269)
Goldman Sachs International	7,000	10/23/24	2.25%	CPI#	(318,443)

					$ (1,458,790)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank
MSCI Daily TR Net EAFE	2,738	LIBOR Plus 0.05%	$14,315	5/06/15	$(363,823)
Goldman Sachs International Russell 2000 Total Return Index	425	LIBOR Minus 0.55%	2,488	3/15/16	32,205
Standard and Poor’s Midcap 400 Index	1,584	LIBOR Plus 0.09%	3,381	4/15/16	35,239

					$(296,379)

62	Sanford C. Bernstein Fund, Inc.

(a)	When-Issued or delayed delivery security.
(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2015 and the aggregate market value of this security amounted to $1,810,626 or 0.35% of net assets.
(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of March 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded are 4.8% and 10.0%, respectively.

Currency Abbreviation:

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CBT—Chicago Board of Trade

COP—Certificate of Participation

CPI—Consumer Price Index

DAX—Deutscher Aktien Index (German Stock Index)

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

2015 Semi-Annual Report	63

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

March 31, 2015 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–64.8%
Long-Term Municipal Bonds–64.8%
New York–51.0%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/22-12/15/23	$3,555	$4,047,570
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/29	1,000	1,098,620
Central Islip Union Free School District Series 2013 4.00%, 7/15/15	700	707,329
5.00%, 7/15/19	750	865,358
City of New York NY Series 2010B 5.00%, 8/01/16-8/01/19	5,875	6,349,135
Series 2010H-2 5.00%, 6/01/19	1,220	1,399,755
Series 2012I 5.00%, 8/01/16	2,430	2,578,279
Series 2014A 5.00%, 8/01/28	1,285	1,525,873
Series 2014J 5.00%, 8/01/27	1,085	1,300,242
AMBAC Series 2011H4 5.00%, 8/01/15	2,860	2,904,730
City of Yonkers NY AGM Series 2015A 5.00%, 3/15/21	2,000	2,337,420
County of Nassau NY Series 2011A 5.00%, 4/01/20	2,050	2,371,030
Series 2014A 5.00%, 4/01/25	4,775	5,726,180
County of Onondaga NY Series 2013 4.00%, 5/01/15	2,005	2,011,436
Hempstead Town Local Development Corp. (Hofstra University) Series 2013 5.00%, 7/01/21	700	827,638
Jefferson County Industrial Development Agency (ReEnergy Black River LLC/Old) Series 2014 4.75%, 1/01/20	450	451,863
	Principal Amount (000)	U.S. $ Value

Long Island Power Authority Series 2010-10-A 5.00%, 5/01/15 (Pre-refunded/ETM)	$2,780	$2,790,564
NATL Series 2006A 5.00%, 6/01/16 (Pre-refunded/ETM)	1,335	1,408,959
Metropolitan Transportation Authority Series 2011B-1 5.00%, 11/15/15	1,400	1,441,482
Series 2011C 5.00%, 11/15/25	6,505	7,668,940
Series 2012F 5.00%, 11/15/25	1,000	1,194,570
AMBAC Series 2005A 5.50%, 11/15/16	1,730	1,870,268
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/23-11/15/26	9,840	11,836,548
Nassau County Interim Finance Authority Series 2012A 5.00%, 11/15/16	9,035	9,693,019
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/20	1,000	1,158,890
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2009B 5.00%, 11/01/18	4,525	5,149,541
Series 2010I-2 5.00%, 11/01/19	2,000	2,325,300
Series 2011B 5.00%, 2/01/21	4,110	4,891,023
Series 2012F-1 5.00%, 5/01/15	2,500	2,510,225
Series 2012S 5.00%, 5/01/19 (Pre-refunded/ETM)	1,000	1,153,360
Series 2014B 5.00%, 11/01/26	4,000	4,836,480
Series 2014C 5.00%, 11/01/17 (Pre-refunded/ETM)	2,360	2,613,016
5.00%, 11/01/17	980	1,086,399
Series 2015C 5.00%, 11/01/28	2,145	2,588,221
New York City Water & Sewer System Series 2010FF 5.00%, 6/15/25	500	585,445
Series 2011GG 5.00%, 6/15/26	8,070	9,583,529

64	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

New York Local Government Assistance Corp. Series 2007A 5.00%, 4/01/16	$1,030	$1,078,472
Series 2010B 5.00%, 4/01/20	4,045	4,764,322
Series 2012A 5.00%, 4/01/16	3,735	3,910,769
New York State Dormitory Authority (Fordham University) Series 2011B 5.00%, 7/01/41	5,000	5,271,000
New York State Dormitory Authority (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	645	719,910
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/24	3,440	3,968,487
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/18	4,635	5,186,889
Series 2012A 5.00%, 12/15/21-12/15/22	3,965	4,806,915
Series 2014A 5.00%, 2/15/28	2,035	2,417,702
Series 2014C 5.00%, 3/15/29	3,000	3,537,480
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.00%, 7/01/21	1,000	1,194,040
New York State Dormitory Authority (State University of New York) Series 2012A 5.00%, 7/01/26	1,965	2,322,866
New York State Energy Research & Development Authority (New York State Electric & Gas Corp.) NATL Series 2010C 0.49%, 4/01/34(a)	3,225	3,035,351
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2012D 5.00%, 6/15/20	1,745	2,065,696
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2011A 5.00%, 4/01/23	1,590	1,882,846
	Principal Amount (000)	U.S. $ Value

Series 2012A 5.00%, 4/01/20	$1,975	$2,314,740
AMBAC Series 2005B 5.50%, 4/01/20	2,400	2,874,336
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	4,500	5,313,465
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/20	1,970	2,302,319
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/23	2,515	3,041,037
Series 20131-80 5.00%, 6/01/21	2,500	3,000,025
Series 2014 5.00%, 9/01/28	3,615	4,216,789
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/25	3,750	4,710,900
Schenectady County Capital Resource Corp. (Ellis Hospital) Series 2012 1.75%, 2/15/18	890	885,790
Tobacco Settlement Financing Corp/NY (Tobacco Settlement Financing Corp/NY State Lease) Series 2013B 5.00%, 6/01/20	9,650	10,161,354
Town of Hempstead NY Series 2012 4.00%, 8/15/15	2,570	2,605,903
Triborough Bridge & Tunnel Authority Series 2008C 5.00%, 11/15/16	5,000	5,368,550
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/19–9/01/20	1,540	1,778,446

		207,624,636

Alabama–0.3%
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/22	1,000	1,122,640

Arizona–0.7%
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement–Airport) Series 2010A 5.00%, 7/01/22	2,575	2,960,478

2015 Semi-Annual Report	65

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Colorado–1.4%
City & County of Denver CO. Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	$3,150	$3,800,569
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/22	600	665,952
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.375%, 7/15/25	1,100	1,215,951

		5,682,472

District of Columbia–0.6%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/21	2,100	2,428,629

Florida–3.1%
Broward County School Board/FL COP Series 2011A 5.00%, 7/01/18	3,500	3,942,190
Citizens Property Insurance Corp. Series 2010A-1 5.00%, 6/01/16	1,155	1,216,758
Series 2012A-1 5.00%, 6/01/21	2,840	3,353,159
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/17	1,710	1,877,204
State Board of Administration Finance Corp. (Florida Hurricane Catastrophe Fund) Series 2010A 5.00%, 7/01/16 (Pre-refunded/ETM)	1,885	1,993,727
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	170	191,019

		12,574,057

Idaho–0.2%
Idaho Health Facilities Authority (The Terraces at Boise) Series 2014 5.25%, 10/01/20	660	664,904

Illinois–2.2%
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/18	475	490,822
State of Illinois Series 2010 5.00%, 1/01/18	160	174,008
	Principal Amount (000)	U.S. $ Value

Series 2012 5.00%, 8/01/15	$2,320	$2,353,501
Series 2014 5.00%, 5/01/22	1,000	1,146,410
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/20	1,685	1,970,641
Series 2013 4.00%, 6/15/16	2,915	3,040,141

		9,175,523

Michigan–1.4%
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/26	5,055	5,887,912

New Jersey–1.5%
New Jersey State Turnpike Authority AGM Series 2005D-3 5.25%, 1/01/26	2,555	3,175,200
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/21	2,410	2,797,962

		5,973,162

Pennsylvania–1.2%
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.25%, 9/01/23	200	234,520

Sports & Exhibition Authority of Pittsburgh and Allegheny County AGM Series 2010 5.00%, 2/01/24	4,000	4,577,360

		4,811,880

Puerto Rico–0.5%
Commonwealth of Puerto Rico NATL Series 2001A 5.50%, 7/01/16	1,945	2,026,729

Washington–0.7%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	2,300	2,692,909

Total Municipal Obligations (cost $252,635,696)		263,625,931

66	Sanford C. Bernstein Fund, Inc.

	Shares	U.S. $ Value

INVESTMENT COMPANIES–24.8%
Funds and Investment Trusts–24.8%
iShares Core MSCI Emerging Markets ETF	165,749	$8,010,649
SPDR S&P 500 ETF Trust	450,116	92,917,446

Total Investment Companies (cost $94,677,546)		100,928,095

	Principal Amount (000)

CORPORATES—INVESTMENT GRADE–1.3%
Financial Institutions–1.3%
Banking–1.3%
Bank of America Corp. 1.50%, 10/09/15	$2,626	2,637,148
JPMorgan Chase & Co. 1.35%, 2/15/17	2,645	2,655,220

Total Corporates—Investment Grade (cost $5,271,384)		5,292,368

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–7.3%
Investment Companies–6.6%
AB Fixed Income Shares, Inc.– Government STIF Portfolio, 0.10%(b)(c) (cost $26,794,695)	26,794,695	$26,794,695

	Principal Amount (000)
U.S. Treasury Bills–0.7%
U.S. Treasury Bill Zero Coupon, 6/11/15(d) (cost $2,999,956)	$3,000	2,999,956

Total Short-Term Investments (cost $29,794,651)		29,794,651

Total Investments—98.2% (cost $382,379,277)		399,641,045

Other assets less liabilities—1.8%		7,269,164

Net Assets—100.0%		$406,910,209

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
DAX Index Futures	9	June 2015	$11,596,550	$11,595,575	$(975)
Euro STOXX 50 Futures	297	June 2015	2,945,163	2,905,716	(39,447)
FTSE 100 Index Futures	79	June 2015	7,887,266	7,883,277	(3,989)
Hang Seng Index Futures	5	April 2015	787,469	804,531	17,062
SPI 200 Futures	13	June 2015	1,445,885	1,456,998	11,113
TOPIX Index Futures	84	June 2015	10,705,789	10,810,356	104,567

Sold Contracts
U.S. Long Bond (CBT) Futures	7	June 2015	1,122,833	1,147,125	(24,292)
U.S. T-Note 5 Yr (CBT) Futures	71	June 2015	8,450,004	8,534,977	(84,973)
U.S. T-Note 10 Yr (CBT) Futures	70	June 2015	8,946,178	9,023,438	(77,260)

					$(98,194)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	GBP	721	USD$	1,091	5/13/15	$21,789
Barclays Bank PLC	USD	3,084	CHF	2,660	5/13/15	(342,037)
Barclays Bank PLC	USD	477	GBP	323	5/13/15	2,427
Barclays Bank PLC	USD	2,998	GBP	1,944	5/13/15	(114,726)
BNP Paribas SA	AUD	1,579	USD	1,219	5/13/15	18,928
Credit Suisse International	EUR	9,596	USD	10,888	5/13/15	564,033

2015 Semi-Annual Report	67

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	GBP	1,223	USD	1,887	5/13/15	$73,237
Credit Suisse International	USD	3,319	EUR	2,908	5/13/15	(190,222)
Deutsche Bank AG	AUD	3,222	USD	2,501	5/13/15	52,912
Deutsche Bank AG	CHF	922	USD	908	5/13/15	(42,119)
Deutsche Bank AG	USD	3,392	JPY	405,533	5/13/15	(9,163)
Goldman Sachs Bank USA	AUD	2,395	USD	1,863	5/13/15	43,077
Goldman Sachs Bank USA	USD	3,698	EUR	3,177	5/13/15	(280,451)
Morgan Stanley & Co., Inc.	EUR	3,745	USD	4,243	5/13/15	213,983
State Street Bank & Trust Co.	EUR	348	USD	365	5/13/15	(9,514)
State Street Bank & Trust Co.	JPY	1,438	USD	12	5/13/15	174
State Street Bank & Trust Co.	USD	750	EUR	684	5/13/15	(14,162)
State Street Bank & Trust Co.	USD	386	JPY	45,943	5/13/15	(2,770)
UBS AG	EUR	383	USD	412	5/13/15	(330)

						$(14,934)

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$10,000	10/23/17	1.658%	CPI#	$(197,095)
Barclays Bank PLC	6,000	10/23/19	1.873%	CPI#	(147,811)
Barclays Bank PLC	4,000	10/23/26	2.31%	CPI#	(218,392)
Barclays Bank PLC	1,000	10/23/29	2.388%	CPI#	(70,093)
Citibank	5,000	10/23/21	2.039%	CPI#	(159,543)
Goldman Sachs International	7,000	10/23/24	2.245%	CPI#	(318,444)

					$ (1,111,378)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (See Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank
MSCI Daily TR Net EAFE Index	2,412	LIBOR Plus 0.05%	$12,611	5/6/15	$(320,506)
Goldman Sachs International
Russell 2000 Total Return Index	335	LIBOR Minus 0.55%	1,961	3/15/16	25,386
Standard and Poor’s Midcap 400 Index	93	LIBOR Plus 0.07%	199	3/15/16	1,769
Standard and Poor’s Midcap 400 Index	1,156	LIBOR Plus 0.09%	2,467	4/15/16	25,719

					$(267,632)

68	Sanford C. Bernstein Fund, Inc.

(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2015 and the aggregate market value of this security amounted to $3,035,351 or 0.75% of net assets.
(b)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of March 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 13.7% and 3.9%, respectively.

Currency Abbreviation:

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CBT—Chicago Board of Trade

COP—Certificate of Participation

CPI—Consumer Price Index

DAX—Deutscher Aktien Index (German Stock Index)

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

2015 Semi-Annual Report	69

Statement of Assets and Liabilities—March 31, 2015 (Unaudited)

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$1,573,110,044		$3,330,743,447	$1,051,079,045
Affiliated issuers	459,738,200		866,951,635	114,280,137
Foreign currencies, at value (a)	1,843,680		3,927,088	8,072,414
Cash	0		0	1,084,619
Cash collateral due from broker	0		0	918,331
Receivables:
Dividends and interest	2,733,133		5,387,252	4,397,287
Foreign withholding tax reclaims	349,290		866,605	0
Investment securities sold and foreign currency transactions	16,196,570		34,327,073	79,541,810
Capital shares sold	1,047,961		2,453,010	551,176
Margin due from broker on exchange-traded derivatives	0		0	5,358
Unrealized appreciation of total return swaps	0		0	579,785
Unrealized appreciation of inflation swaps	0		0	54,929
Unrealized appreciation of credit default swaps	0		0	20,946
Unrealized appreciation of forward currency exchange contracts	16,169,793		33,567,945	5,459,558

Total assets	2,071,188,671		4,278,224,055	1,266,045,395

LIABILITIES
Payables:
Investment securities purchased and foreign currency transactions	9,523,907		18,864,652	152,019,812
Margin owed to broker on exchange-traded derivatives	3,387,806		7,120,352	841,164
Capital shares redeemed	1,661,643		4,928,810	845,762
Management fee	1,513,413		3,126,271	589,177
Shareholder servicing fee	268,398		535,967	113,349
Transfer Agent fee	9,946		13,808	9,900
Accrued expenses and other liabilities	339,890		465,713	138,710
Unrealized depreciation of forward currency exchange contracts	11,803,887		24,833,587	3,521,814
Unrealized depreciation of inflation swaps	0		0	76,673
Unrealized depreciation of total return swaps	385,677		0	42,212
Cash collateral due to broker	0		0	970,000
Upfront premium received on credit default swaps	0		0	7,578

Total liabilities	28,894,567		59,889,160	159,176,151

NET ASSETS	$2,042,294,104		$4,218,334,895	$1,106,869,244

Cost of investments
Unaffiliated issuers	$1,338,524,782		$2,775,956,057	$1,041,317,832
Affiliated issuers	$485,515,598		$899,993,779	$120,567,278
NET ASSETS CONSIST OF:
Capital stock, at par	$160,874		$313,305	$103,689
Additional paid-in capital	1,765,858,661		3,490,246,442	1,088,972,221
Undistributed net investment income/(distributions in excess of net investment income)	6,219,182		6,469,005	(13,475,880)
Accumulated net realized gain on investment and foreign currency transactions	56,364,554		189,652,790	25,205,816
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	209,360,749	†	523,011,019	4,197,068
Foreign currency denominated assets and liabilities	4,330,084		8,642,334	1,866,330

	$2,042,294,104		$4,218,334,895	$1,106,869,244

(a) Cost: $1,851,993, $3,948,782 and $8,068,841, respectively. (Note 1)

† Net of accrued foreign capital gains taxes of $189,627 and $266,391 for the Overlay A Portfolio and Tax-Aware Overlay A Portfolio, respectively.

See Notes to Financial Statements.

70	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,629,653,658	$3,250,569,186	$923,047,937
Shares of capital stock outstanding	128,408,369	241,513,100	86,469,698

Net asset value, offering and redemption price per share	$12.69	$13.46	$10.67

Class 2 Shares
Net Assets	$412,640,446	$967,765,709	$183,821,307
Shares of capital stock outstanding	32,465,590	71,791,459	17,219,308

Net asset value, offering and redemption price per share	$12.71	$13.48	$10.68

See Notes to Financial Statements.

2015 Semi-Annual Report	71

Statement of Assets and Liabilities—March 31, 2015 (Unaudited) (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$1,692,331,424	$489,225,790	$372,846,350
Affiliated issuers	90,080,581	31,705,260	26,794,695
Cash collateral due from broker	11,103,690	3,305,575	2,500,910
Receivables:
Dividends and interest	16,708,522	4,828,300	3,776,966
Investment securities sold	3,748,864	966,245	1,757,437
Capital shares sold	1,565,911	254,900	1,953,471
Terminated total return swaps	78	0	0
Unrealized appreciation of total return swaps	239,591	67,444	52,874
Unrealized appreciation of forward currency exchange contracts	4,342,308	1,234,442	990,560

Total assets	1,820,120,969	531,587,956	410,673,263

LIABILITIES
Payables:
Investment securities purchased	3,264,200	6,039,750	0
Margin owed to broker on exchange-traded derivatives	1,802,477	534,506	408,586
Capital shares redeemed	1,413,270	129,777	565,054
Management fee	960,764	278,046	217,145
Shareholder servicing fee	153,944	41,749	42,577
Transfer Agent fee	7,755	2,920	3,114
Accrued expenses and other liabilities	143,967	80,147	89,200
Unrealized depreciation of forward currency exchange contracts	4,339,414	1,264,982	1,005,494
Unrealized depreciation of inflation swaps	5,018,532	1,458,790	1,111,378
Unrealized depreciation of total return swaps	1,415,696	363,823	320,506

Total liabilities	18,520,019	10,194,490	3,763,054

NET ASSETS	$1,801,600,950	$521,393,466	$406,910,209

Cost of investments
Unaffiliated issuers	$1,611,658,442	$468,548,228	$355,584,582
Affiliated issuers	$90,080,581	$31,705,260	$26,794,695

NET ASSETS CONSIST OF:
Capital stock, at par	$161,977	$46,885	$36,831
Additional paid-in capital	1,696,471,067	493,047,492	384,418,443
Undistributed net investment income	12,610,830	3,183,971	2,657,529
Accumulated net realized gain on investment and foreign currency transactions	18,420,131	6,363,624	4,027,776
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	73,934,051	18,782,034	15,784,564
Foreign currency denominated assets and liabilities	2,894	(30,540)	(14,934)

	$1,801,600,950	$521,393,466	$406,910,209

See Notes to Financial Statements.

72	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,249,626,861	$339,697,494	$345,941,924
Shares of capital stock outstanding	112,396,392	30,556,756	31,320,727

Net asset value, offering and redemption price per share	$11.12	$11.12	$11.05

Class 2 Shares
Net Assets	$551,974,089	$181,695,972	$60,968,285
Shares of capital stock outstanding	49,580,993	16,327,773	5,510,624

Net asset value, offering and redemption price per share	$11.13	$11.13	$11.06

See Notes to Financial Statements.

2015 Semi-Annual Report	73

Statement of Operations—for the six months ended March 31, 2015 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$0	$0	$4,285,776
Dividends
Unaffiliated issuers (net of foreign withholding taxes of $233,421, $489,418 and $0, respectively)	11,796,577	25,026,486	1,744,873
Affiliated issuers	4,078,152	7,987,898	1,206,641

Total income	15,874,729	33,014,384	7,237,290

Expenses:
Management fee (see Note 2A)	8,773,600	18,115,483	3,517,754
Shareholder servicing fee (see Note 2B)	1,560,305	3,102,043	677,241
Custodian fee	183,071	223,344	126,985
Transfer Agent fee—Class 1	31,883	44,698	32,572
Transfer Agent fee—Class 2	7,952	13,316	6,466
Auditing and tax fees	54,762	48,844	53,996
Directors’ fees and expenses	53,472	110,170	29,897
Registration fees	32,406	24,466	33,826
Legal fees	24,691	50,867	14,716
Printing fees	19,441	27,636	18,735
Miscellaneous	74,328	106,458	48,447

Total expenses before interest expense	10,815,911	21,867,325	4,560,635
Interest expense	13,149	28,844	0

Total expenses	10,829,060	21,896,169	4,560,635

Net investment income	5,045,669	11,118,215	2,676,655

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (a)	28,119,522	122,707,372	22,008,550
Futures	17,485,878	35,864,249	11,279,587
Swaps	733,001	3,923,093	(955,887)
Foreign currency transactions	15,367,119	31,173,956	(6,175,235)

Net realized gain on investment and foreign currency transactions	61,705,520	193,668,670	26,157,015

Net change in unrealized appreciation/depreciation of:
Investments (b)	25,376,698	2,670,415	17,228,838
Futures	(2,446,914)	(3,725,005)	(47,834)
Swaps	1,283,637	(2,964,739)	2,531,656
Foreign currency denominated assets and liabilities	(2,857,190)	(5,662,585)	(15,439,538)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	21,356,231	(9,681,914)	4,273,122

Net realized and unrealized gain on investment and foreign currency transactions	83,061,751	183,986,756	30,430,137

Net increase in net assets resulting from operations	$88,107,420	$195,104,971	$33,106,792

(a) Net of foreign capital gains taxes of $47,156 and $93,400, respectively, for Overlay A Portfolio and Tax-Aware Overlay A Portfolio.

(b) Net of decrease in accrued foreign capital gains taxes of $16,574 and $441,323, respectively, for Overlay A Portfolio and Tax-Aware Overlay A Portfolio.

See Notes to Financial Statements.

74	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$14,946,142	$3,986,517	$3,364,929
Dividends
Unaffiliated issuers	4,206,143	1,225,106	951,961
Affiliated issuers	43,657	14,575	12,247

Total income	19,195,942	5,226,198	4,329,137

Expenses:
Management fee (see Note 2A)	5,732,481	1,664,032	1,295,368
Shareholder servicing fee (see Note 2B)	916,980	248,908	254,851
Custodian fee	108,499	69,490	63,842
Transfer Agent fee—Class 1	22,525	7,081	9,565
Transfer Agent fee—Class 2	9,971	3,844	1,655
Directors’ fees and expenses	48,634	14,103	11,043
Auditing and tax fees	48,077	48,077	48,077
Registration fees	28,781	25,754	25,176
Legal fees	23,431	6,901	5,408
Printing fees	15,834	4,355	4,777
Miscellaneous	57,497	29,187	25,291

Total expenses	7,012,710	2,121,732	1,745,053

Net investment income	12,183,232	3,104,466	2,584,084

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	4,981,998	2,298,448	779,400
Futures	8,959,389	3,161,022	2,312,906
Swaps	2,925,941	695,986	605,671
Foreign currency transactions	1,036,805	(22,020)	233,282

Net realized gain on investment and foreign currency transactions	17,904,133	6,133,436	3,931,259

Net change in unrealized appreciation/depreciation of:
Investments	15,105,437	3,998,748	4,007,139
Futures	(1,451,477)	(408,236)	(309,652)
Swaps	(5,143,315)	(1,418,059)	(1,106,359)
Foreign currency denominated assets and liabilities	(836,051)	(180,656)	(203,968)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	7,674,594	1,991,797	2,387,160

Net realized and unrealized gain on investment and foreign currency transactions	25,578,727	8,125,233	6,318,419

Net increase in net assets resulting from operations	$37,761,959	$11,229,699	$8,902,503

See Notes to Financial Statements.

2015 Semi-Annual Report	75

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$5,045,669	$13,101,041	$11,118,215	$23,493,724
Net realized gain on investment and foreign currency transactions	61,705,520	115,555,592	193,668,670	254,903,910
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	21,356,231	35,683,357	(9,681,914)	94,796,292

Net increase in net assets resulting from operations	88,107,420	164,339,990	195,104,971	373,193,926

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(25,094,068)	(24,751,405)	(25,653,629)	(23,936,083)
Distributions from net realized gain on investment transactions (a)	(79,040,487)	0	(198,699,775)	0

Total dividends and distributions to shareholders	(104,134,555)	(24,751,405)	(224,353,404)	(23,936,083)

Capital-share transactions
Net proceeds from sales of shares	187,964,288	269,543,378	350,662,574	581,326,779
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	101,474,955	22,733,143	215,618,009	19,010,757

Total proceeds from shares sold	289,439,243	292,276,521	566,280,583	600,337,536
Cost of shares redeemed	(111,850,977)	(223,543,675)	(231,857,340)	(438,366,160)

Net increase in net assets from capital-share transactions	177,588,266	68,732,846	334,423,243	161,971,376

Net increase in net assets	161,561,131	208,321,431	305,174,810	511,229,219

NET ASSETS:
Beginning of period	1,880,732,973	1,672,411,542	3,913,160,085	3,401,930,866

End of period (b)	$2,042,294,104	$1,880,732,973	$4,218,334,895	$3,913,160,085

(b) Includes undistributed net investment income of:	$6,219,182	$26,267,581	$6,469,005	$21,004,419

(a) See page 79 for share class information on dividend distributions for the Overlay A Portfolio and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

76	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$2,676,655	$9,230,285	$12,183,232	$20,517,676
Net realized gain on investment and foreign currency transactions	26,157,015	37,943,388	17,904,133	35,661,632
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets	4,273,122	19,815,638	7,674,594	48,339,584

Net increase in net assets resulting from operations	33,106,792	66,989,311	37,761,959	104,518,892

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(28,880,753)	(27,952,242)	(14,445,162)	(27,838,048)
Distributions from net realized gain on investment transactions (a)	(19,595,757)	(59,394,985)	(20,891,047)	(106,834,421)

Total dividends and distributions to shareholders	(48,476,510)	(87,347,227)	(35,336,209)	(134,672,469)

Capital-share transactions
Net proceeds from sales of shares	94,480,957	185,610,197	138,196,590	314,581,630
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	43,900,596	83,194,915	31,928,109	127,222,856

Total proceeds from shares sold	138,381,553	268,805,112	170,124,699	441,804,486
Cost of shares redeemed	(135,193,894)	(162,377,567)	(176,203,568)	(257,036,299)

Net increase (decrease) in net assets from capital-share transactions	3,187,659	106,427,545	(6,078,869)	184,768,187

Net increase (decrease) in net assets	(12,182,059)	86,069,629	(3,653,119)	154,614,610

NET ASSETS:
Beginning of period	1,119,051,303	1,032,981,674	1,805,254,069	1,650,639,459

End of period (b)	$1,106,869,244	$1,119,051,303	$1,801,600,950	$1,805,254,069

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(13,475,880)	$12,728,218	$12,610,830	$14,872,760

(a) See page 79 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

2015 Semi-Annual Report	77

Statement of Changes in Net Assets (continued)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$3,104,466	$4,411,291	$2,584,084	$4,025,273
Net realized gain on investment and foreign currency transactions	6,133,436	11,807,844	3,931,259	8,653,870
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,991,797	14,035,369	2,387,160	11,508,022

Net increase in net assets resulting from operations	11,229,699	30,254,504	8,902,503	24,187,165

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(3,072,687)	(6,245,298)	(2,983,073)	(5,287,389)
Distributions from net realized gain on investment transactions (a)	(6,717,788)	(31,761,339)	(5,101,878)	(23,971,148)

Total dividends and distributions to shareholders	(9,790,475)	(38,006,637)	(8,084,951)	(29,258,537)

Capital-share transactions
Net proceeds from sales of shares	33,651,236	81,517,096	29,973,939	52,388,885
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	9,125,976	36,455,876	7,453,875	27,937,743

Total proceeds from shares sold	42,777,212	117,972,972	37,427,814	80,326,628
Cost of shares redeemed	(28,780,051)	(81,919,352)	(30,069,526)	(43,771,508)

Net increase in net assets from capital-share transactions	13,997,161	36,053,620	7,358,288	36,555,120

Net increase in net assets	15,436,385	28,301,487	8,175,840	31,483,748

NET ASSETS:
Beginning of period	505,957,081	477,655,594	398,734,369	367,250,621

End of period (b)	$521,393,466	$505,957,081	$406,910,209	$398,734,369

(b) Includes undistributed net investment income of:	$3,183,971	$3,152,192	$2,657,529	$3,056,518

(a) See page 79 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

78	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(19,710,005)	$(19,331,652)	$(18,117,057)	$(17,277,702)
Class 2	(5,384,063)	(5,419,753)	(7,536,572)	(6,658,381)

	$(25,094,068)	$(24,751,405)	$(25,653,629)	$(23,936,083)

Distributions from net realized gain on investment transactions
Class 1	$(63,464,529)	$0	$(153,220,462)	$0
Class 2	(15,575,958)	0	(45,479,313)	0

	$(79,040,487)	$0	$(198,699,775)	$0

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(24,144,624)	$(22,862,398)	$(9,608,983)	$(18,777,605)
Class 2	(4,736,129)	(5,089,844)	(4,836,179)	(9,060,443)

	$(28,880,753)	$(27,952,242)	$(14,445,162)	$(27,838,048)

Distributions from net realized gain on investment transactions
Class 1	$(16,489,615)	$(49,055,741)	$(14,500,041)	$(74,605,132)
Class 2	(3,106,142)	(10,339,244)	(6,391,006)	(32,229,289)

	$(19,595,757)	$(59,394,985)	$(20,891,047)	$(106,834,421)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(1,858,725)	$(3,650,681)	$(2,497,170)	$(4,339,188)
Class 2	(1,213,962)	(2,594,617)	(485,903)	(948,201)

	$(3,072,687)	$(6,245,298)	$(2,983,073)	$(5,287,389)

Distributions from net realized gain on investment transactions
Class 1	$(4,339,974)	$(19,615,983)	$(4,362,415)	$(20,105,805)
Class 2	(2,377,814)	(12,145,356)	(739,463)	(3,865,343)

	$(6,717,788)	$(31,761,339)	$(5,101,878)	$(23,971,148)

See Notes to Financial Statements.

2015 Semi-Annual Report	79

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$12.88		$11.91	$10.37	$10.94	$10.87	$10.00

Income from investment operations:
Investment income, net†	0.03		0.09	0.07	0.05	0.03	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.47		1.05	1.55	0.36	0.25	0.85
Contributions from Adviser	0		0	0.00 (c)	0	0	0

Total from investment operations	0.50		1.14	1.62	0.41	0.28	0.87

Less dividends and distributions:
Dividends from net investment income	(0.16)		(0.17)	(0.08)	(0.11)	(0.05)	0
Distributions from net realized gain on investment transactions	(0.53)		0	0	(0.87)	(0.16)	0

Total dividends and distributions	(0.69)		(0.17)	(0.08)	(0.98)	(0.21)	0

Net asset value, end of period	$12.69		$12.88	$11.91	$10.37	$10.94	$10.87

Total return (d)	4.38%		9.58%	15.69%	4.08%	2.51%	8.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,629,654		$1,513,474	$1,358,991	$1,218,127	$1,178,056	$763,900
Average net assets (000 omitted)	$1,564,592		$1,462,653	$1,276,696	$1,215,244	$1,029,460	$384,476
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	1.15%	*+	1.15%	1.15%	1.16%	1.17%	1.20%	*+
Expenses, before waivers/reimbursement (e)	1.15%	*+	1.15%	1.15%	1.16%	1.17%	1.27%	*+
Net investment income	0.48%	*+	0.68%	0.65%	0.47%	0.29%	0.26%	*+(b)
Portfolio turnover rate	53%		104%	165%	99%	70%	29%

See Footnote Summary on page 92.

See Notes to Financial Statements.

80	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$12.90		$11.94	$10.39	$10.96	$10.88	$10.00

Income from investment operations:
Investment income, net†	0.04		0.11	0.10	0.07	0.06	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.48		1.05	1.55	0.36	0.24	0.85
Contributions from Adviser	0		0	0.00 (c)	0	0	0

Total from investment operations	0.52		1.16	1.65	0.43	0.30	0.88

Less dividends and distributions:
Dividends from net investment income	(0.18)		(0.20)	(0.10)	(0.13)	(0.06)	0
Distributions from net realized gain on investment transactions	(0.53)		0	0	(0.87)	(0.16)	0

Total dividends and distributions	(0.71)		(0.20)	(0.10)	(1.00)	(0.22)	0

Net asset value, end of period	$12.71		$12.90	$11.94	$10.39	$10.96	$10.88

Total return (d)	4.45%		9.82%	15.99%	4.26%	2.72%	8.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$412,640		$367,259	$313,421	$238,054	$215,163	$103,467
Average net assets (000 omitted)	$390,454		$352,881	$259,853	$238,644	$168,369	$51,153
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.95%	*+	0.95%	0.95%	0.96%	0.97%	1.00%	*+
Expenses, before waivers/reimbursement (e)	0.95%	*+	0.95%	0.95%	0.96%	0.97%	1.10%	*+
Net investment income	0.67%	*+	0.88%	0.86%	0.66%	0.51%	0.42%	*+(b)
Portfolio turnover rate	53%		104%	165%	99%	70%	29%

See Footnote Summary on page 92.

See Notes to Financial Statements.

2015 Semi-Annual Report	81

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$13.64		$12.40	$10.57	$10.75	$10.74	$10.00

Income from investment operations:
Investment income (loss), net†	0.03		0.08	0.05	0.04	0.03	(0.00	)(b)(c)
Net realized and unrealized gain on investment and foreign currency transactions	0.55		1.24	1.82	0.21	0.12	0.74
Contributions from Adviser	0		0	0.00 (c)	0	0.00 (c)	0

Total from investment operations	0.58		1.32	1.87	0.25	0.15	0.74

Less dividends and distributions:
Dividends from net investment income	(0.08)		(0.08)	(0.04)	(0.02)	0	0
Distributions from net realized gain on investment transactions	(0.68)		0	0	(0.41)	(0.14)	0

Total dividends and distributions	(0.76)		(0.08)	(0.04)	(0.43)	(0.14)	0

Net asset value, end of period	$13.46		$13.64	$12.40	$10.57	$10.75	$10.74

Total return (d)	4.71%		10.63%	17.74%	2.38%	1.33%	7.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,250,569		$3,003,685	$2,609,140	$2,183,824	$2,039,576	$1,358,482
Average net assets (000 omitted)	$3,110,565		$2,867,927	$2,355,106	$2,171,291	$1,888,892	$671,456
Ratio to average net assets of:
Expenses, net of waivers /reimbursements (e)	1.13%	*+	1.13%	1.13%	1.14%	1.14%	1.20%	*+
Expenses, before waivers /reimbursement (e)	1.13%	*+	1.13%	1.13%	1.14%	1.14%	1.23%	*+
Net investment income (loss)	0.51%	*+	0.58%	0.48%	0.42%	0.24%	(0.01)%	*+(b)
Portfolio turnover rate	59%		102%	150%	86%	71%	37%

See Footnote Summary on page 92.

See Notes to Financial Statements.

82	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$13.68		$12.43	$10.60	$10.78	$10.76	$10.00

Income from investment operations:
Investment income, net†	0.05		0.10	0.08	0.07	0.05	0.01	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.55		1.25	1.81	0.20	0.12	0.75
Contributions from Adviser	0		0	0.00 (c)	0	0.00 (c)	0

Total from investment operations	0.60		1.35	1.89	0.27	0.17	0.76

Less dividends and distributions:
Dividends from net investment income	(0.12)		(0.10)	(0.06)	(0.04)	(0.01)	0
Distributions from net realized gain on investment transactions	(0.68)		0	0	(0.41)	(0.14)	0

Total dividends and distributions	(0.80)		(0.10)	(0.06)	(0.45)	(0.15)	0

Net asset value, end of period	$13.48		$13.68	$12.43	$10.60	$10.78	$10.76

Total return (d)	4.89%		10.88%	17.94%	2.57%	1.51%	7.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$967,766		$909,475	$792,791	$648,996	$607,676	$347,555
Average net assets (000 omitted)	$926,157		$861,528	$701,320	$653,109	$531,588	$160,224
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.93%	*+	0.93%	0.93%	0.94%	0.95%	1.00%	*+
Expenses, before waivers/reimbursement (e)	0.93%	*+	0.93%	0.93%	0.94%	0.95%	1.04%	*+
Net investment income	0.71%	*+	0.78%	0.68%	0.62%	0.45%	0.19%	*+(b)
Portfolio turnover rate	59%		102%	150%	86%	71%	37%

See Footnote Summary on page 92.

See Notes to Financial Statements.

2015 Semi-Annual Report	83

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.84		$11.13	$10.98	$10.75	$10.83	$10.00

Income from investment operations:
Investment income, net†	0.02		0.09	0.06	0.07	0.11	0.06	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.30		0.57	0.41	0.50	0.17	0.77
Contributions from Adviser	0		0	0.00 (c)	0	0	0.00	(c)

Total from investment operations	0.32		0.66	0.47	0.57	0.28	0.83

Less dividends and distributions:
Dividends from net investment income	(0.29)		(0.30)	(0.14)	(0.25)	(0.08)	0
Distributions from net realized gain on investment transactions	(0.20)		(0.65)	(0.18)	(0.09)	(0.28)	0

Total dividends and distributions	(0.49)		(0.95)	(0.32)	(0.34)	(0.36)	0

Net asset value, end of period	$10.67		$10.84	$11.13	$10.98	$10.75	$10.83

Total return (d)	3.25%		6.37%	4.40%	5.39%	2.66%	8.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$923,048		$918,955	$845,566	$861,886	$780,228	$557,549
Average net assets (000 omitted)	$905,469		$880,703	$859,978	$841,055	$711,857	$278,747
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.87%	*+	0.86%	0.86%	0.87%	0.87%	0.90%	*+
Expenses, before waivers/reimbursement	0.87%	*+	0.86%	0.86%	0.87%	0.87%	0.98%	*+
Net investment income	0.47%	*+	0.83%	0.53%	0.68%	1.02%	0.92%	+*(b)
Portfolio turnover rate	128%		93%	138%	111%	98%	38%

See Footnote Summary on page 92.

See Notes to Financial Statements.

84	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.85		$11.13	$10.99	$10.76	$10.83	$10.00

Income from investment operations:
Investment income, net†	0.03		0.10	0.07	0.09	0.13	0.07	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.30		0.59	0.41	0.49	0.17	0.76
Contributions from Adviser	0		0	0.00 (c)	0	0	0.00	(c)

Total from investment operations	0.33		0.69	0.48	0.58	0.30	0.83

Less dividends and distributions:
Dividends from net investment income	(0.30)		(0.32)	(0.16)	(0.26)	(0.09)	0
Distributions from net realized gain on investment transactions	(0.20)		(0.65)	(0.18)	(0.09)	(0.28)	0

Total dividends and distributions	(0.50)		(0.97)	(0.34)	(0.35)	(0.37)	0

Net asset value, end of period	$10.68		$10.85	$11.13	$10.99	$10.76	$10.83

Total return (d)	3.27%		6.64%	4.55%	5.53%	2.85%	8.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$183,821		$200,096	$187,416	$201,385	$145,789	$84,559
Average net assets (000 omitted)	$179,891		$195,463	$184,611	$178,148	$127,585	$43,708
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.72%	*+	0.71%	0.71%	0.72%	0.73%	0.75%	*+
Expenses, before waivers/reimbursement	0.72%	*+	0.71%	0.71%	0.72%	0.73%	0.86%	*+
Net investment income	0.60%	*+	0.98%	0.67%	0.82%	1.18%	1.06%	*+(b)
Portfolio turnover rate	128%		93%	138%	111%	98%	38%
See Footnote Summary on page 92.

See Notes to Financial Statements.

2015 Semi-Annual Report	85

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.11		$11.37	$11.01	$10.55	$10.62	$10.00

Income from investment operations:
Investment income, net†	0.07		0.13	0.12	0.10	0.08	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.16		0.55	0.42	0.49	0.20	0.60

Total from investment operations	0.23		0.68	0.54	0.59	0.28	0.62

Less dividends and distributions:
Dividends from net investment income	(0.09)		(0.19)	(0.11)	(0.08)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.13)		(0.75)	(0.07)	(0.05)	(0.32)	0

Total dividends and distributions	(0.22)		(0.94)	(0.18)	(0.13)	(0.35)	0

Net asset value, end of period	$11.12		$11.11	$11.37	$11.01	$10.55	$10.62

Total return (d)	2.25%		6.24%	4.96%	5.60%	2.61%	6.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,249,627		$1,239,990	$1,147,060	$1,143,322	$1,033,989	$660,484
Average net assets (000 omitted)	$1,225,999		$1,197,761	$1,138,909	$1,117,359	$878,207	$333,447
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.84%	*+	0.84%	0.84%	0.84%	0.86%	0.90%	*+
Expenses, before waivers/reimbursement	0.84%	*+	0.84%	0.84%	0.84%	0.86%	0.97%	*+
Net investment income	1.34%	*+	1.14%	1.07%	0.91%	0.71%	0.40%	*+(b)
Portfolio turnover rate	14%		21%	67%	21%	15%	26%

See Footnote Summary on page 92.

See Notes to Financial Statements.

86	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.13		$11.40	$11.03	$10.57	$10.63	$10.00

Income from investment operations:
Investment income, net†	0.08		0.14	0.14	0.12	0.09	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.16		0.55	0.42	0.48	0.20	0.60

Total from investment operations	0.24		0.69	0.56	0.60	0.29	0.63

Less dividends and distributions:
Dividends from net investment income	(0.11)		(0.21)	(0.12)	(0.09)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.13)		(0.75)	(0.07)	(0.05)	(0.32)	0

Total dividends and distributions	(0.24)		(0.96)	(0.19)	(0.14)	(0.35)	0

Net asset value, end of period	$11.13		$11.13	$11.40	$11.03	$10.57	$10.63

Total return (d)	2.27%		6.35%	5.17%	5.73%	2.80%	6.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$551,974		$565,264	$503,579	$568,815	$526,880	$297,618
Average net assets (000 omitted)	$542,687		$525,543	$520,827	$558,652	$443,050	$136,271
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.69%	*+	0.69%	0.69%	0.69%	0.71%	0.75%	*+
Expenses, before waivers/reimbursement	0.69%	*+	0.69%	0.69%	0.69%	0.71%	0.84%	*+
Net investment income	1.48%	*+	1.30%	1.22%	1.06%	0.86%	0.55%	*+(b)
Portfolio turnover rate	14%		21%	67%	21%	15%	26%

See Footnote Summary on page 92.

See Notes to Financial Statements.

2015 Semi-Annual Report	87

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.09		$11.33	$10.98	$10.50	$10.66	$10.00

Income from investment operations:
Investment income, net†	0.06		0.09	0.09	0.09	0.07	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.18		0.58	0.41	0.50	0.15	0.64

Total from investment operations	0.24		0.67	0.50	0.59	0.22	0.66

Less dividends and distributions:
Dividends from net investment income	(0.06)		(0.15)	(0.09)	(0.07)	(0.02)	0
Distributions from net realized gain on investment transactions	(0.15)		(0.76)	(0.06)	(0.04)	(0.36)	0

Total dividends and distributions	(0.21)		(0.91)	(0.15)	(0.11)	(0.38)	0

Net asset value, end of period	$11.12		$11.09	$11.33	$10.98	$10.50	$10.66

Total return (d)	2.13%		6.25%	4.65%	5.67%	2.13%	6.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$339,697		$328,626	$291,548	$272,315	$243,235	$171,603
Average net assets (000 omitted)	$332,789		$312,283	$283,838	$262,729	$219,646	$87,845
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.88%	*+	0.88%	0.88%	0.89%	0.89%	0.90%	*+
Expenses, before waivers/reimbursement	0.88%	*+	0.88%	0.88%	0.89%	0.89%	1.06%	*+
Net investment income	1.16%	*+	0.83%	0.81%	0.83%	0.62%	0.32%	*+(b)
Portfolio turnover rate	12%		29%	82%	19%	13%	33%

See Footnote Summary on page 92.

See Notes to Financial Statements.

88	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.11		$11.35	$10.99	$10.51	$10.67	$10.00

Income from investment operations:
Investment income, net†	0.07		0.11	0.11	0.11	0.08	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.17		0.58	0.42	0.50	0.15	0.64

Total from investment operations	0.24		0.69	0.53	0.61	0.23	0.67

Less dividends and distributions:
Dividends from net investment income	(0.07)		(0.17)	(0.11)	(0.09)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.15)		(0.76)	(0.06)	(0.04)	(0.36)	0

Total dividends and distributions	(0.22)		(0.93)	(0.17)	(0.13)	(0.39)	0

Net asset value, end of period	$11.13		$11.11	$11.35	$10.99	$10.51	$10.67

Total return (d)	2.24%		6.44%	4.86%	5.81%	2.21%	6.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$181,696		$177,331	$186,108	$160,947	$151,838	$68,459
Average net assets (000 omitted)	$180,628		$186,833	$174,348	$162,199	$100,484	$35,401
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.73%	*+	0.73%	0.73%	0.74%	0.74%	0.75%	*+
Expenses, before waivers/reimbursement	0.73%	*+	0.73%	0.73%	0.74%	0.74%	0.96%	*+
Net investment income	1.31%	*+	0.97%	0.95%	0.98%	0.79%	0.47%	*+(b)
Portfolio turnover rate	12%		29%	82%	19%	13%	33%

See Footnote Summary on page 92.

See Notes to Financial Statements.

2015 Semi-Annual Report	89

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.03		$11.25	$10.91	$10.47	$10.63	$10.00

Income from investment operations:
Investment income, net†	0.07		0.11	0.09	0.08	0.06 (b)	0.01	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.17		0.58	0.41	0.48	0.17	0.62

Total from investment operations	0.24		0.69	0.50	0.56	0.23	0.63

Less dividends and distributions:
Dividends from net investment income	(0.08)		(0.16)	(0.08)	(0.07)	(0.02)	0
Distributions from net realized gain on investment transactions	(0.14)		(0.75)	(0.08)	(0.05)	(0.37)	0

Total dividends and distributions	(0.22)		(0.91)	(0.16)	(0.12)	(0.39)	0

Net asset value, end of period	$11.05		$11.03	$11.25	$10.91	$10.47	$10.63

Total return (d)	2.19%		6.51%	4.67%	5.37%	2.20%	6.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$345,942		$337,663	$311,105	$314,941	$290,436	$187,654
Average net assets (000 omitted)	$340,735		$323,433	$308,859	$309,928	$250,755	$93,386
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.90%	*+	0.90%	0.89%	0.89%	0.90%	0.90%	*+
Expenses, before waivers/reimbursement	0.90%	*+	0.90%	0.89%	0.89%	0.91%	1.08%	*+
Net investment income	1.27%	*+	1.03%	0.85%	0.75%	0.59% (b)	0.18%	*+(b)
Portfolio turnover rate	11%		31%	72%	29%	14%	39%

See Footnote Summary on page 92.

See Notes to Financial Statements.

90	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.05		$11.28	$10.93	$10.49	$10.64	$10.00

Income from investment operations:
Investment income, net†	0.08		0.13	0.11	0.10	0.08 (b)	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.17		0.57	0.42	0.47	0.17	0.62

Total from investment operations	0.25		0.70	0.53	0.57	0.25	0.64

Less dividends and distributions:
Dividends from net investment income	(0.10)		(0.18)	(0.10)	(0.08)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.14)		(0.75)	(0.08)	(0.05)	(0.37)	0

Total dividends and distributions	(0.24)		(0.93)	(0.18)	(0.13)	(0.40)	0

Net asset value, end of period	$11.06		$11.05	$11.28	$10.93	$10.49	$10.64

Total return (d)	2.30%		6.62%	4.87%	5.50%	2.38%	6.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$60,968		$61,071	$56,146	$61,587	$47,730	$32,066
Average net assets (000 omitted)	$58,934		$60,453	$58,420	$57,931	$41,437	$16,930
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.75%	*+	0.75%	0.74%	0.74%	0.75%	0.75%	*+
Expenses, before waivers/reimbursement	0.75%	*+	0.75%	0.74%	0.74%	0.76%	1.05%	*+
Net investment income	1.43%	*+	1.17%	1.00%	0.90%	0.73% (b)	0.33%	*+(b)
Portfolio turnover rate	11%		31%	72%	29%	14%	39%

See Footnote Summary on page 92.

See Notes to Financial Statements.

2015 Semi-Annual Report	91

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

*	Annualized.
†	Based on average shares outstanding.
+	The ratio includes expenses attributable to costs of proxy solicitation.
(a)	Commencement of operations.
(b)	Net of fees waived/reimbursed by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	The expense ratios presented below exclude interest expense:

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Overlay A Portfolio
Class 1
Net of waivers/reimbursements	1.15%	*+	1.15%	1.15%	1.16%	1.17%	1.20%	*+
Before waivers/reimbursements	1.15%	*+	1.15%	1.15%	1.16%	1.17%	1.27%	*+
Class 2
Net of waivers/reimbursements	0.95%	*+	0.95%	0.95%	0.96%	0.97%	1.00%	*+
Before waivers/reimbursements	0.95%	*+	0.95%	0.95%	0.96%	0.97%	1.10%	*+
Tax-Aware Overlay A Portfolio
Class 1
Net of waivers/reimbursements	1.13%	*+	1.13%	1.13%	1.14%	1.14%	1.20%	*+
Before waivers/reimbursements	1.13%	*+	1.13%	1.13%	1.14%	1.14%	1.23%	*+
Class 2
Net of waivers/reimbursements	0.93%	*+	0.93%	0.93%	0.94%	0.95%	1.00%	*+
Before waivers/reimbursements	0.93%	*+	0.93%	0.93%	0.94%	0.95%	1.00%	*+

See Notes to Financial Statements.

92	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (hereafter collectively referred to as the “Portfolios” and individually the “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class, Class A, Class B and Class C
Tax-Managed International	Tax-Managed International Class, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration New York Municipal	Short Duration New York Municipal Class
Short Duration California Municipal	Short Duration California Municipal Class
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class, Class A, Class B and Class C
California Municipal	Municipal Class, Class A, Class B and Class C
Diversified Municipal	Municipal Class, Class A, Class B and Class C

FIXED INCOME TAXABLE PORTFOLIOS
U.S. Government Short Duration	U.S. Government Short Duration Class
Short Duration Plus	Short Duration Plus Class, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class

OVERLAY PORTFOLIOS
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the

2015 Semi-Annual Report	93

Notes to Financial Statements (continued)

previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads,

94	Sanford C. Bernstein Fund, Inc.

default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2015:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Information Technology	$217,052,164	$27,022,867	$0	$244,075,031
Consumer Discretionary	171,813,263	54,370,562	0	226,183,825
Financials	128,871,734	76,337,760	41,049	205,250,543
Health Care	145,135,274	27,879,234	0	173,014,508
Industrials	82,598,074	44,963,010	0	127,561,084
Consumer Staples	89,160,059	23,778,455	0	112,938,514
Energy	55,508,906	9,239,028	0	64,747,934
Materials	42,052,038	17,196,759	0	59,248,797
Telecommunication Services	2,531,610	19,367,717	0	21,899,327
Utilities	9,506,136	7,490,451	0	16,996,587
Investment Companies	451,217,606	0	0	451,217,606
Warrants	0	1,059,820	0	1,059,820
Corporates—Investment Grade	0	0	22,502	22,502
Short-Term Investments:
Investment Companies	324,632,268	0	0	324,632,268
U.S. Treasury Bills	0	3,999,898	0	3,999,898
Total Investments in Securities	1,720,079,132	312,705,561	63,551	2,032,848,244

2015 Semi-Annual Report	95

Notes to Financial Statements (continued)

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments*:
Assets:
Futures	$1,044,912	$1,097,955	$0	$2,142,867	#
Forward Currency Exchange Contracts	0	16,169,793	0	16,169,793
Liabilities:
Futures	(435,391)	(579,287)	0	(1,014,678	)#
Forward Currency Exchange Contracts	0	(11,803,887)	0	(11,803,887)
Total Return Swaps	0	(385,677)	0	(385,677)
Total^	$1,720,688,653	$317,204,458	$63,551	$2,037,956,662

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Information Technology	$494,112,920	$56,452,097	$0	$550,565,017
Consumer Discretionary	373,517,544	113,088,077	0	486,605,621
Financials	292,833,718	159,886,153	84,915	452,804,786
Health Care	331,789,758	58,252,497	0	390,042,255
Industrials	183,332,455	93,664,952	0	276,997,407
Consumer Staples	201,833,018	49,060,871	0	250,893,889
Energy	122,358,336	19,282,406	0	141,640,742
Materials	91,632,346	35,094,171	0	126,726,517
Telecommunication Services	5,291,437	40,233,883	0	45,525,320
Utilities	21,172,687	15,721,605	0	36,894,292
Investment Companies	835,406,624	0	0	835,406,624
Warrants	0	2,442,476	0	2,442,476
Corporates—Investment Grade	0	0	47,104	47,104
Short-Term Investments	601,103,032	0	0	601,103,032
Total Investments in Securities	3,554,383,875	643,179,188	132,019	4,197,695,082
Other Financial Instruments*:
Assets:
Futures	568,908	2,263,148	0	2,832,056	#
Forward Currency Exchange Contracts	0	33,567,945	0	33,567,945
Liabilities:
Futures	(133,390)	(1,166,502)	0	(1,299,892	)#
Forward Currency Exchange Contracts	0	(24,833,587)	0	(24,833,587)
Total^	$3,554,819,393	$653,010,192	$132,019	$4,207,961,604

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$0	$298,611,588	$0	$298,611,588
Investment Companies	281,281,098	0	0	281,281,098
Corporates—Investment Grade	0	133,644,378	0	133,644,378
Inflation-Linked Securities	0	130,432,068	0	130,432,068

96	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Mortgage Pass-Throughs	$0	$77,822,788	$0	$77,822,788
Asset-Backed Securities	0	31,103,148	5,678,520	36,781,668
Commercial Mortgage-Backed Securities	0	25,545,595	9,856,560	35,402,155
Collateralized Mortgage Obligations	0	548,753	14,408,022	14,956,775
Corporates—Non-Investment Grade	0	12,794,029	0	12,794,029
Quasi-Sovereigns	0	8,287,591	0	8,287,591
Covered Bonds	0	7,916,940	0	7,916,940
Agencies	0	5,916,206	0	5,916,206
Governments—Sovereign Agencies	0	4,717,794	0	4,717,794
Local Governments—Provincial Bonds	0	2,279,618	0	2,279,618
Governments—Sovereign Bonds	0	1,339,256	0	1,339,256
Short-Term Investments:
Investment Companies	77,346,687	0	0	77,346,687
U.S. Treasury Bills	0	26,404,760	0	26,404,760
Agency Discount Notes	0	6,457,570	0	6,457,570
Commercial Paper	0	2,966,213	0	2,966,213
Total Investments in Securities	358,627,785	776,788,295	29,943,102	1,165,359,182
Other Financial Instruments*:
Assets:
Futures	601,756	363,550	0	965,306	#
Forward Currency Exchange Contracts	0	5,459,558	0	5,459,558
Centrally Cleared Credit Default Swaps	0	96,484	0	96,484	#
Centrally Cleared Interest Rate Swaps	0	131,917	0	131,917	#
Credit Default Swaps	0	20,946	0	20,946
Inflation Swaps	0	54,929	0	54,929
Total Return Swaps	0	579,785	0	579,785
Liabilities:
Futures	(574,718)	(123,061)	0	(697,779	)#
Forward Currency Exchange Contracts	0	(3,521,814)	0	(3,521,814)
Centrally Cleared Credit Default Swaps	0	(8,511)	0	(8,511	)#
Centrally Cleared Interest Rate Swaps	0	(301,196)	0	(301,196	)#
Inflation Swaps	0	(76,673)	0	(76,673)
Total Return Swaps	0	(42,212)	0	(42,212)
Total+	$358,654,823	$779,421,997	$29,943,102	$1,168,019,922

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,194,490,273	$8,901,248	$1,203,391,521
Short-Term Municipal Notes	0	20,000	0	20,000
Investment Companies	448,144,477	0	0	448,144,477
Corporates—Investment Grade	0	25,275,655	0	25,275,655
Short-Term Investments:
Investment Companies	90,080,581	0	0	90,080,581
U.S. Treasury Bills	0	15,499,771	0	15,499,771
Total Investments in Securities	538,225,058	1,235,285,699	8,901,248	1,782,412,005

2015 Semi-Annual Report	97

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments*:
Assets:
Futures	$0	$579,374	$0	$579,374 #
Forward Currency Exchange Contracts	0	4,342,308	0	4,342,308
Total Return Swaps	0	239,591	0	239,591
Liabilities:
Futures	(921,407)	(202,261)	0	(1,123,668)#
Forward Currency Exchange Contracts	0	(4,339,414)	0	(4,339,414)
Inflation Swaps	0	(5,018,532)	0	(5,018,532)
Total Return Swaps	0	(1,415,696)	0	(1,415,696)
Total+	$537,303,651	$1,229,471,069	$8,901,248	$1,775,675,968

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$346,636,092	$765,845	$347,401,937
Investment Companies	129,267,916	0	0	129,267,916
Corporates—Investment Grade	0	8,455,997	0	8,455,997
Short-Term Investments:
Investment Companies	31,705,260	0	0	31,705,260
U.S. Treasury Bills	0	4,099,940	0	4,099,940
Total Investments in Securities	160,973,176	359,192,029	765,845	520,931,050
Other Financial Instruments*:
Assets:
Futures	0	176,207	0	176,207 #
Forward Currency Exchange Contracts	0	1,234,442	0	1,234,442
Total Return Swaps	0	67,444	0	67,444
Liabilities:
Futures	(242,555)	(74,011)	0	(316,566)#
Forward Currency Exchange Contracts	0	(1,264,982)	0	(1,264,982)
Inflation (CPI) Swaps	0	(1,458,790)	0	(1,458,790)
Total Return Swaps	0	(363,823)	0	(363,823)
Total+	$160,730,621	$357,508,516	$765,845	$519,004,982

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$259,230,196	$4,395,735	$263,625,931
Investment Companies	100,928,095	0	0	100,928,095
Corporates—Investment Grade	0	5,292,368	0	5,292,368
Short-Term Investments:
Investment Companies	26,794,695	0	0	26,794,695
U.S. Treasury Bills	0	2,999,956	0	2,999,956
Total Investments in Securities	127,722,790	267,522,520	4,395,735	399,641,045

98	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments*:
Assets:
Futures	$0	$132,742	$0	$132,742 #
Forward Currency Exchange Contracts	0	990,560	0	990,560
Total Return Swaps	0	52,874	0	52,874
Liabilities:
Futures	(186,525)	(44,411)	0	(230,936)#
Forward Currency Exchange Contracts	0	(1,005,494)	0	(1,005,494)
Inflation (CPI) Swaps	0	(1,111,378)	0	(1,111,378)
Total Return Swaps	0	(320,506)	0	(320,506)
Total+	$127,536,265	$266,216,907	$4,395,735	$398,148,907

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were de minimis transfers under 1% between Level 1 and Level 2 during the reporting period.

+	There were no transfers between any levels during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

OVERLAY A PORTFOLIO	COMMON STOCKS	CORPORATES - NON-INVESTMENT GRADE		TOTAL
Balance as of 9/30/14	$139,248	$0		$139,248
Accrued discounts/(premiums)	0	0		0
Realized gain (loss)	(5,264)	0		(5,264)
Change in unrealized appreciation/depreciation	(41,068)	278		(40,790)
Purchases	52,372	22,224	‡	74,596
Sales	(128,326)	0		(128,326)
Transfers in to Level 3	24,087	0		24,087
Transfers out of Level 3	0	0		0

Balance as of 3/31/15	$41,049	$22,502		$63,551 +

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15*	$(35,410)	$278		$(35,132)

2015 Semi-Annual Report	99

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO	COMMON STOCKS	CORPORATES - NON-INVESTMENT GRADE	TOTAL
Balance as of 9/30/14	$354,313	$0	$354,313
Accrued discounts/(premiums)	0	0	0
Realized gain (loss)	(6,893)	0	(6,893)
Change in unrealized appreciation/depreciation	(89,994)	582	(89,412)
Purchases	96,484	46,522 ‡	143,006
Sales	(330,550)	0	(330,550)
Transfers in to Level 3	61,555	0	61,555
Transfers out of Level 3	0	0	0

Balance as of 3/31/15	$84,915	$47,104	$132,019 +

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15*	$(89,994)	$582	$(89,412)

OVERLAY B PORTFOLIO	ASSET-BACKED SECURITIES	COMMERCIAL MORTGAGE-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of 9/30/14	$0	$2,832,949	$11,188,339	$14,021,288
Accrued discounts/(premiums)	(283)	(10,201)	10,929	445
Realized gain (loss)	0	(2,012)	(119,560)	(121,572)
Change in unrealized appreciation/depreciation	12,147	(124,684)	445,638	333,101
Purchases/Payups	5,666,656	7,175,430	10,243,012	23,085,098
Sales/Paydowns	0	(14,922)	(7,360,336)	(7,375,258)
Transfers in to Level 3	0	0	0	0
Transfers out of Level 3	0	0	0	0

Balance as of 3/31/15	$5,678,520	$9,856,560	$14,408,022	$29,943,102

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15*	$12,147	$(124,684)	$445,638	$333,101

TAX-AWARE OVERLAY B PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/14	$1,535,738	$1,535,738
Accrued discounts/(premiums)	(13,730)	(13,730)
Realized gain (loss)	1,374	1,374
Change in unrealized appreciation/depreciation	857,822	857,822
Purchases	6,995,044	6,995,044
Sales	(475,000)	(475,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/15	$8,901,248	$8,901,248

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15*	$817,070	$817,070

100	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/14	$853,375	$853,375
Accrued discounts/(premiums)	(3,141)	(3,141)
Realized gain (loss)	333	333
Change in unrealized appreciation/depreciation	30,278	30,278
Purchases	0	0
Sales	(115,000)	(115,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/15	$765,845	$765,845

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15*	$20,412	$20,412

TAX-AWARE OVERLAY N PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/14	$5,280,423	$5,280,423
Accrued discounts/(premiums)	(12,226)	(12,226)
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	13,328	13,328
Purchases	3,069,210	3,069,210
Sales	(3,955,000)	(3,955,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/15	$4,395,735	$4,395,735

Net change in unrealized appreciation/depreciation from investments held as of 3/31/15*	$13,608	$13,608

‡	Bonus issue received.

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

As of March 31, 2015 all Level 3 securities were priced by third party vendors or using prior transaction, which approximates fair value.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily

2015 Semi-Annual Report	101

Notes to Financial Statements (continued)

comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolios) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2014, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will

102	Sanford C. Bernstein Fund, Inc.

record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annual rate of 0.90% for Overlay A and Tax-Aware Overlay A; 0.65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%
Tax-Aware Overlay A	1.20%	1.00%
Overlay B	.90%	.75%
Tax-Aware Overlay B	.90%	.75%
Tax-Aware Overlay C	.90%	.75%
Tax-Aware Overlay N	.90%	.75%

This fee waiver and/or expense limitation agreement will remain in effect until January 31, 2016 and then may be extended by the Adviser for additional one year terms. During the six months ended March 31, 2015, there was no such reimbursement.

2015 Semi-Annual Report	103

Notes to Financial Statements (continued)

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and 0.15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the six months ended March 31, 2015 is as follows:

PORTFOLIO	MARKET VALUE SEPTEMBER 30, 2014 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE MARCH 31, 2015 (000)	DIVIDEND INCOME (000)
Overlay A	$174,869	$750,354	$600,591	$324,632	$166
Tax-Aware Overlay A	324,762	1,521,136	1,244,795	601,103	307
Overlay B	103,184	536,054	561,891	77,347	62
Tax-Aware Overlay B	142,565	340,855	393,339	90,081	44
Tax-Aware Overlay C	32,651	101,491	102,437	31,705	15
Tax-Aware Overlay N	30,888	76,816	80,909	26,795	12

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The Portfolios may invest in the AllianceBernstein Pooling Portfolios—Multi-Asset Return Portfolio (“Multi-Asset Real Return Portfolio”), an open-end management investment company managed by the Adviser. A summary of the Portfolios’ transactions in shares of the Multi-Asset Real Return Portfolio for the six months ended March 31, 2015 is as follows:

							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 9/30/14 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)*	MARKET VALUE 3/31/15 (000)	INCOME (000)	REALIZED GAINS (000)
Overlay A	$218,343	$34,512	$92,020	($9,559)	($16,170)	$135,106	$3,912	$0
Tax-Aware Overlay A	0	298,891	0	0	(33,042)	265,849	7,681	0
Overlay B	32,020	23,344	12,500	(1,145)	(4,786)	36,933	1,144	0
Tax-Aware Overlay B	0	0	0	0	0	0	0	0
Tax-Aware Overlay C	0	0	0	0	0	0	0	0
Tax-Aware Overlay N	0	0	0	0	0	0	0	0

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2015 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Overlay A	$752,532	$0	$0
Tax-Aware Overlay A	1,531,500	0	0
Overlay B	85,146	0	0
Tax-Aware Overlay B	104,121	0	0
Tax-Aware Overlay C	30,704	0	0
Tax-Aware Overlay N	23,669	0	0

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2015, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Overlay A	$855,395,217	$0	$841,440,714	$0
Tax-Aware Overlay A	1,956,417,716	0	1,999,332,175	0
Overlay B	517,166,122	786,028,504	675,484,340	568,289,838
Tax-Aware Overlay B	272,458,276	0	234,416,631	0
Tax-Aware Overlay C	78,209,720	0	56,935,089	0
Tax-Aware Overlay N	54,854,163	0	38,691,309	0

2015 Semi-Annual Report	105

Notes to Financial Statements (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION
PORTFOLIO	APPRECIATION	(DEPRECIATION)
Overlay A	$259,769,706	$(50,961,842)	$208,807,864
Tax-Aware Overlay A	622,807,423	(101,062,177)	521,745,246
Overlay B	21,702,352	(18,228,280)	3,474,072
Tax-Aware Overlay B	81,636,489	(963,507)	80,672,982
Tax-Aware Overlay C	21,167,924	(490,362)	20,677,562
Tax-Aware Overlay N	17,609,592	(347,824)	17,261,768

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2015, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into foreign currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign

106	Sanford C. Bernstein Fund, Inc.

currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2015, the Portfolios held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the six months ended March 31, 2015, the Portfolios held purchased options for hedging and non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to

2015 Semi-Annual Report	107

Notes to Financial Statements (continued)

provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2015, the Overlay B Portfolio held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

108	Sanford C. Bernstein Fund, Inc.

During the six months ended March 31, 2015, the Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Portfolios may enter into credit default swaps, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of March 31, 2015, the Overlay B Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding in the amount of $4,606,000.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended March 31, 2015, the Overlay B Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended March 31, 2015, the Portfolios held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

2015 Semi-Annual Report	109

Notes to Financial Statements (continued)

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At March 31, 2015, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$768,000	*	Receivable/Payable for variation margin on exchange-traded derivatives	$435,391	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	1,374,867	*	Receivable/Payable for variation margin on exchange-traded derivatives	579,287	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	16,169,793		Unrealized depreciation on forward currency exchange contracts	11,803,887
Equity contracts				Unrealized depreciation on total return swaps	385,677
Total		$18,312,660			$13,204,242

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

110	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(6,748,838)	$(749,213)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	24,234,716	(1,697,701)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	14,866,753	(2,861,861)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(3,878,913)	3,961,713
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	733,001	1,283,637
Total		$29,206,719	$(63,425)

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$133,390	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$2,832,056	*	Receivable/Payable for variation margin on exchange-traded derivatives	1,166,502	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	33,567,945		Unrealized depreciation on forward currency exchange contracts	24,833,587
Total		$36,400,001			$26,133,479

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

2015 Semi-Annual Report	111

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(6,942,988)	$(316,182)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	42,807,237	(3,408,823)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	29,976,134	(5,679,891)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(7,990,233)	8,160,794
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	3,923,093	(2,964,739)
Total		$61,773,243	$(4,208,841)

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$733,673	*	Receivable/Payable for variation margin on exchange-traded derivatives	$875,914	*
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	96,484	*	Receivable/Payable for variation margin on exchange-traded derivatives	8,511	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	363,550	*	Receivable/Payable for variation margin on exchange-traded derivatives	123,061	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	5,459,558		Unrealized depreciation on forward currency exchange contracts	3,521,814
Interest rate contracts	Unrealized appreciation on inflation swaps	54,929		Unrealized depreciation on inflation swaps	76,673
Credit contracts	Unrealized appreciation on credit default swaps	20,946
Equity contracts	Unrealized appreciation on total return swaps	579,785		Unrealized depreciation on total return swaps	42,212
Total		$7,308,925			$4,648,185

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

112	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(3,245,976)	$58,218
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	14,525,563	(106,052)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	3,587,719	(15,586,502)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(852,578)	870,777
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,487	(191,023)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	17,015	108,919
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(974,389)	2,613,760
Total		$13,058,841	$(12,231,903)

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$921,407	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$579,374	*	Receivable/Payable for variation margin on exchange-traded derivatives	202,261	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	4,342,308		Unrealized depreciation on forward currency exchange contracts	4,339,414
Interest rate contracts				Unrealized depreciation on inflation swaps	5,018,532
Equity contracts	Unrealized appreciation on total return swaps	239,591		Unrealized depreciation on total return swaps	1,415,696
Total		$5,161,273			$11,897,310

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

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Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(3,161,080)	$(1,257,843)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	12,120,469	(193,634)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	1,540,461	(836,051)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,351,494)	1,380,343
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(381)	(5,018,532)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,926,322	(124,783)
Total		$12,074,297	$(6,050,500)

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$242,555	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$176,207	*	Receivable/Payable for variation margin on exchange-traded derivatives	74,011	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,234,442		Unrealized depreciation on forward currency exchange contracts	1,264,982
Interest rate contracts				Unrealized depreciation on inflation swaps	1,458,790
Equity contracts	Unrealized appreciation on total return swaps	67,444		Unrealized depreciation on total return swaps	363,823
Total		$1,478,093			$3,404,161

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

114	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(936,812)	$(350,022)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	4,097,834	(58,214)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	262,301	(180,656)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(395,344)	403,782
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(551)	(1,458,790)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	696,537	40,731
Total		$3,723,965	$(1,603,169)

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$186,525	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$132,742	*	Receivable/Payable for variation margin on exchange-traded derivatives	44,411	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	990,560		Unrealized depreciation on forward currency exchange contracts	1,005,494
Interest rate contracts				Unrealized depreciation on inflation swaps	1,111,378
Equity contracts	Unrealized appreciation on total return swaps	52,874		Unrealized depreciation on total return swaps	320,506
Total		$1,176,176			$2,668,314

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

2015 Semi-Annual Report	115

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(758,879)	$(270,545)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	3,071,785	(39,107)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	347,487	(203,968)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(301,876)	308,320
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(61)	(1,111,378)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	605,732	5,019
Total		$2,964,188	$(1,311,659)

The following tables represent the average monthly volume of the Portfolio’s derivative transactions during the six months ended March 31, 2015:

OVERLAY A PORTFOLIO
Futures:
Average original value of buy contracts	$329,887,800
Average original value of sale contracts	$109,447,350

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$206,374,314
Average principal amount of sale contracts	$375,651,345

Purchased Options:
Average monthly cost	$5,620,053	(a)

Total Return Swaps:
Average notional amount	$45,904,895
(a) Positions were open for less than one month during the period.

TAX-AWARE OVERLAY A PORTFOLIO
Futures:
Average original value of buy contracts	$600,532,958
Average original value of sale contracts	$177,344,847	(a)

116	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY A PORTFOLIO
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$440,654,058
Average principal amount of sale contracts	$786,428,770

Purchased Options:
Average monthly cost	$11,576,834	(b)

Total Return Swaps:
Average notional amount	$73,940,277	(c)
(a) Positions were open for five month during the period.
(b) Positions were open for less than one month during the period.
(c) Positions were open for one month during the period.

OVERLAY B PORTFOLIO
Futures:
Average original value of buy contracts	$139,532,487
Average original value of sale contracts	$186,737,140	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$119,314,870
Average principal amount of sale contracts	$327,105,430

Purchased Options:
Average monthly cost	$1,235,277	(b)

Inflation Swaps:
Average notional amount	$7,318,333

Centrally Cleared Interest Rate Swaps:
Average notional amount	$15,654,730	(a)

Credit Default Swaps:
Average notional amount of sale contracts	$750,000	(a)

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$1,943,340	(c)
Average notional amount of sale contracts	$20,647,833

Total Return Swaps:
Average notional amount	$42,598,691
(a) Positions were open for five months during the period.
(b) Positions were open for less than one month during the period.
(c) Positions were open for one month during the period.

TAX-AWARE OVERLAY B PORTFOLIO
Futures:
Average original value of buy contracts	$155,179,740
Average original value of sale contracts	$113,529,495

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$68,989,658
Average principal amount of sale contracts	$81,695,431

Purchased Options:
Average monthly cost	$1,958,143	(a)

2015 Semi-Annual Report	117

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO
Inflation Swaps:
Average notional amount	$151,000,000

Total Return Swaps:
Average notional amount	$84,530,149
(a) Positions were open for less than one month during the period.

TAX-AWARE OVERLAY C PORTFOLIO
Futures:
Average original value of buy contracts	$46,814,555
Average original value of sale contracts	$30,760,253

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$20,401,006
Average principal amount of sale contracts	$22,856,029

Purchased Options:
Average monthly cost	$572,803	(a)

Inflation Swaps:
Average notional amount	$46,000,000

Total Return Swaps:
Average notional amount	$22,129,929
(a) Positions were open for less than one month during the period.

TAX-AWARE OVERLAY N PORTFOLIO
Futures:
Average original value of buy contracts	$35,091,841
Average original value of sale contracts	$24,362,513

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$15,489,229
Average principal amount of sale contracts	$18,373,256

Purchased Options:
Average monthly cost	$437,380	(a)

Inflation Swaps:
Average notional amount	$33,000,000

Total Return Swaps:
Average notional amount	$18,904,593
(a) Positions were open for less than one month during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of March 31, 2015:

118	Sanford C. Bernstein Fund, Inc.

OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$25,050	$(25,050)	$0	$0	$0
Barclays Bank PLC	315,379	(315,379)	0	0	0
BNP Paribas SA	638,769	(638,769)	0	0	0
Brown Brothers Harriman & Co.	91,200	0	0	0	91,200
Citibank	19,658	(5,704)	0	0	13,954
Credit Suisse International	8,740,287	(2,515,276)	0	0	6,225,011
Deutsche Bank AG	1,036,614	(922,836)	0	0	113,778
Goldman Sachs Bank USA	809,215	(809,215)	0	0	0
Morgan Stanley & Co., Inc.	3,468,564	(69,250)	0	0	3,399,314
Royal Bank of Scotland PLC	34,499	(22,896)	0	0	11,603
Standard Chartered Bank	116	(116)	0	0	0
State Street Bank & Trust Co.	392	(392)	0	0	0
UBS AG	990,050	(19,848)	0	0	970,202

Total	$16,169,793	$(5,344,731)	$0	$0	$10,825,062	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$3,387,806	$0	$0	$(3,387,806)	$0

Total	$3,387,806	$0	$0	$(3,387,806)	$0

OTC Derivatives:
Bank of America, NA	$385,677	$(25,050)	$0	$(360,627)	$0
Barclays Bank PLC	4,054,717	(315,379)	0	0	3,739,338
BNP Paribas SA	1,045,009	(638,769)	0	0	406,240
Citibank	5,704	(5,704)	0	0	0
Credit Suisse International	2,515,276	(2,515,276)	0	0	0
Deutsche Bank AG	922,836	(922,836)	0	0	0
Goldman Sachs Bank USA	2,918,248	(809,215)	0	0	2,109,033
Morgan Stanley & Co., Inc.	69,250	(69,250)	0	0	0
Royal Bank of Scotland PLC	22,896	(22,896)	0	0	0
Standard Chartered Bank	21,101	(116)	0	0	20,985
State Street Bank & Trust Co.	209,002	(392)	0	0	208,610
UBS AG	19,848	(19,848)	0	0	0

Total	$12,189,564	$(5,344,731)	$0	$(360,627)	$6,484,206	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.
**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2015.
^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2015 Semi-Annual Report	119

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$46,911	$0	$0	$0	$46,911
Barclays Bank PLC	692,883	(692,883)	0	0	0
BNP Paribas SA	1,340,912	(1,340,912)	0	0	0
Brown Brothers Harriman & Co.	98,825	0	0	0	98,825
Citibank	38,842	(477)	0	0	38,365
Credit Suisse International	17,486,962	(4,567,503)	0	0	12,919,459
Deutsche Bank AG	1,944,619	(1,795,908)	0	0	148,711
Goldman Sachs Bank USA	1,663,433	(1,663,433)	0	0	0
Morgan Stanley & Co., Inc.	8,068,053	0	0	0	8,068,053
Royal Bank of Scotland PLC	61,959	(61,959)	0	0	0
Standard Chartered Bank	237	(237)	0	0	0
UBS AG	2,124,309	(827,868)	0	0	1,296,441

Total	$33,567,945	$(10,951,180)	$0	$0	$22,616,765	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$7,120,352	$0	$0	$(7,120,352)	$0

Total	$7,120,352	$0	$0	$(7,120,352)	$0

OTC Derivatives:
Barclays Bank PLC	$8,404,722	$(692,883)	$0	$0	$7,711,839
BNP Paribas SA	2,583,074	(1,340,912)	0	0	1,242,162
Citibank	477	(477)	0	0	0
Credit Suisse International	4,567,503	(4,567,503)	0	0	0
Deutsche Bank AG	1,795,908	(1,795,908)	0	0	0
Goldman Sachs Bank USA	6,091,421	(1,663,433)	0	0	4,427,988
Royal Bank of Scotland PLC	77,711	(61,959)	0	0	15,752
Standard Chartered Bank	49,702	(237)	0	0	49,465
State Street Bank & Trust Co.	435,201	0	0	0	435,201
UBS AG	827,868	(827,868)	0	0	0

Total	$24,833,587	$(10,951,180)	$0	$0	$13,882,407	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.
**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2015.
^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

120	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$5,358	$0	$0	$0	$5,358

Total	$5,358	$0	$0	$0	$5,358

OTC Derivatives:
Barclays Bank PLC	$133,836	$(133,836)	$0	$0	$0
BNP Paribas SA	1,300,177	(43,049)	0	0	1,257,128
Citibank	562,360	(30,431)	(531,929)	0	0
Credit Suisse International	1,704,615	(913,337)	0	0	791,278
Deutsche Bank AG	481,375	(143,006)	0	0	338,369
Goldman Sachs Bank USA	129,592	(129,592)	0	0	0
Goldman Sachs International	67,818	0	0	0	67,818
HSBC Bank USA	26,845	(9,185)	0	0	17,660
JPMorgan Chase Bank NA	10,962	0	0	0	10,962
Morgan Stanley & Co., Inc.	1,364,207	0	0	0	1,364,207
Royal Bank of Scotland PLC	38,739	(38,739)	0	0	0
State Street Bank & Trust Co.	221,788	(63,873)	0	0	157,915
UBS AG	65,327	(65,327)	0	0	0

Total	$6,107,641	$(1,570,375)	$(531,929)	$0	$4,005,337	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$841,164	$0	$0	$(841,164)	$0

Total	$841,164	$0	$0	$(841,164)	$0

OTC Derivatives:
Bank of America, NA	$42,212	$0	$0	$0	$42,212
Barclays Bank PLC	1,347,111	(133,836)	0	0	1,213,275
BNP Paribas SA	43,049	(43,049)	0	0	0
Citibank	30,431	(30,431)	0	0	0
Credit Suisse International	913,337	(913,337)	0	0	0
Deutsche Bank AG	143,006	(143,006)	0	0	0
Goldman Sachs Bank USA	735,915	(129,592)	0	0	606,323
HSBC Ban USA	9,185	(9,185)	0	0	0
Royal Bank of Scotland PLC	159,369	(38,739)	0	0	120,630
Standard Chartered Bank	21,710	0	0	0	21,710
State Street Bank & Trust Co.	63,873	(63,873)	0	0	0
UBS AG	131,502	(65,327)	0	0	66,175

Total	$3,640,700	$(1,570,375)	$0	$0	$2,070,325	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.
**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2015.
^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2015 Semi-Annual Report	121

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Barclays Bank PLC	$107,841	$(107,841)	$0	$0	$0
BNP Paribas SA	83,660	0	0	0	83,660
Credit Suisse International	2,787,312	(830,816)	0	0	1,956,496
Deutsche Bank AG	228,005	(227,142)	0	0	863
Goldman Sachs Bank USA	190,185	(190,185)	0	0	0
Goldman Sachs International	239,591	(239,591)	0	0	0
Morgan Stanley & Co., Inc.	941,812	0	0	0	941,812
State Street Bank & Trust Co.	3,493	(3,493)	0	0	0

Total	$4,581,899	$(1,599,068)	$0	$0	$2,982,831	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$1,802,477	$0	$(1,802,477)	$0	$0

Total	$1,802,477	$0	$0	$0	$0

OTC Derivatives:
Barclays Bank PLC	$4,941,494	$(107,841)	$0	$0	$4,833,653
Citibank	2,500,588	0	0	(1,784,973)	715,615
Credit Suisse International	830,816	(830,816)	0	0	0
Deutsche Bank AG	227,142	(227,142)	0	0	0
Goldman Sachs Bank USA	1,224,468	(190,185)	0	0	1,034,283
Goldman Sachs International	1,000,823	(239,591)	0	(736,989)	24,243
State Street Bank & Trust Co.	48,311	(3,493)	0	0	44,818

Total	$10,773,642	$(1,599,068)	$0	$(2,521,962)	$6,652,612	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.
**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2015.
^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

122	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Barclays Bank PLC	$25,189	$(25,189)	$0	$0	$0
BNP Paribas SA	22,800	0	0	0	22,800
Credit Suisse International	791,834	(245,038)	0	0	546,796
Deutsche Bank AG	67,528	(59,612)	0	0	7,916
Goldman Sachs Bank USA	54,588	(54,588)	0	0	0
Goldman Sachs International	67,444	(67,444)	0	0	0
Morgan Stanley & Co., Inc.	271,750	0	0	0	271,750
State Street Bank & Trust Co.	753	(753)	0	0	0

Total	$1,301,886	$(452,624)	$0	$0	$849,262	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$534,506	$0	$(534,506)	$0	$0

Total	$534,506	$0	$(534,506)	$0	$0

OTC Derivatives:
Barclays Bank PLC	$1,474,868	$(25,189)	$0	$0	$1,449,679
Citibank	619,092	0	0	(400,994)	218,098
Credit Suisse International	245,038	(245,038)	0	0	0
Deutsche Bank AG	59,612	(59,612)	0	0	0
Goldman Sachs Bank USA	356,809	(54,588)	0	0	302,221
Goldman Sachs International	318,443	(67,444)	0	0	250,999
State Street Bank & Trust Co.	13,290	(753)	0	0	12,537
UBS AG	443	0	0	0	443

Total	$3,087,595	$(452,624)	$0	$(400,994)	$2,233,977	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.
**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2015.
^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2015 Semi-Annual Report	123

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Barclays Bank PLC	$24,216	$(24,216)	$0	$0	$0
BNP Paribas SA	18,928	0	0	0	18,928
Credit Suisse International	637,270	(190,222)	0	0	447,048
Deutsche Bank AG	52,912	(51,282)	0	0	1,630
Goldman Sachs Bank USA	43,077	(43,077)	0	0	0
Goldman Sachs International	52,874	(52,874)	0	0	0
Morgan Stanley & Co., Inc.	213,983	0	0	0	213,983
State Street Bank & Trust Co.	174	(174)	0	0	0

Total	$1,043,434	$(361,845)	$0	$0	$681,589	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$408,586	$0	$(408,586)	$0	$0

Total	$408,586	$0	$(408,586)	$0	$0

OTC Derivatives:
Barclays Bank PLC	$1,090,154	$(24,216)	$0	$0	$1,065,938
Citibank	480,049	0	0	(281,996)	198,053
Credit Suisse International	190,222	(190,222)	0	0	0
Deutsche Bank AG	51,282	(51,282)	0	0	0
Goldman Sachs Bank USA	280,451	(43,077)	0	0	237,374
Goldman Sachs International	318,444	(52,874)	0	0	265,570
State Street Bank & Trust Co.	26,446	(174)	0	0	26,272
UBS AG	330	0	0	0	330

Total	$2,437,378	$(361,845)	$0	$(281,996)	$1,793,537	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.
**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2015.
^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

124	Sanford C. Bernstein Fund, Inc.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2014 and September 30, 2013 were as follows:

PORTFOLIO	2014	2013
Overlay A
Distributions paid from:
Ordinary income	$24,751,405	$10,934,484

Total distributions paid	$24,751,405	$10,934,484

Tax-Aware Overlay A
Distributions paid from:
Ordinary income	$23,936,083	$11,579,810

Total distributions paid	$23,936,083	$11,579,810

Overlay B
Distributions paid from:
Ordinary income	$62,965,952	$15,830,100
Long-term capital gains	24,381,275	14,591,747

Total distributions paid	$87,347,227	$30,421,847

Tax-Aware Overlay B
Distributions paid from:
Ordinary income	$65,488,135	$976,680
Long-term capital gains	49,198,181	10,412,955

Total taxable distributions paid	114,686,316	11,389,635
Tax exempt distributions	19,986,153	15,860,259

Total distributions paid	$134,672,469	$27,249,894

Tax-Aware Overlay C
Distributions paid from:
Ordinary income	$17,812,599	$344,610
Long-term capital gains	15,943,110	2,502,478

Total taxable distributions	33,755,709	2,847,088
Tax exempt distributions	4,250,928	3,506,316

Total distributions paid	$38,006,637	$6,353,404

Tax-Aware Overlay N
Distributions paid from:
Ordinary income	$14,803,109	$214,597
Long-term capital gains	10,764,524	2,658,810

Total taxable distributions	25,567,633	2,873,407
Tax exempt distributions	3,690,904	2,606,258

Total distributions paid	$29,258,537	$5,479,665

2015 Semi-Annual Report	125

Notes to Financial Statements (continued)

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER (LOSSES)(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Overlay A	$32,787,603	$73,889,010	$0	$185,648,912	$292,325,525
Tax-Aware Overlay A	24,096,768	204,412,867	(541,967)	529,079,733	757,047,401
Overlay B	36,555,085	11,894,389	(2,879,322)	(12,383,275)	33,186,877
Tax-Aware Overlay B	29,795,135	5,504,007	(64,205)	67,331,038	102,565,975
Tax-Aware Overlay C	7,260,976	2,503,511	(19,576)	17,138,773	26,883,684
Tax-Aware Overlay N	6,252,619	1,816,684	(14,271)	13,606,171	21,661,203

(a)	Includes tax exempt income as shown below:

PORTFOLIO
Tax-Aware Overlay B	$9,579,485
Tax-Aware Overlay C	1,967,785
Tax-Aware Overlay N	1,952,628

(b)	As of September 30, 2014, Overlay B Portfolio, Tax-Aware Overlay A Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio deferred $2,879,322, $541,967, $64,205, $19,576 and $14,271, respectively, in straddle losses. During the fiscal year, Overlay A Portfolio and Tax-Aware Overlay A Portfolio utilized capital loss carryforwards of $28,717,772 and $60,126,788, respectively, to offset current year net realized gains.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities and partnership investments.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2014, none of the Portfolios had capital loss carryforwards.

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Increases in interest rates may cause the value of a Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate-duration bonds are more sensitive to interest rate changes than those of shorter duration, intermediate-duration Portfolios have greater interest rate risk than the short-duration Portfolios.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility

126	Sanford C. Bernstein Fund, Inc.

that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on each Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Derivatives Risk—The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

2015 Semi-Annual Report	127

Notes to Financial Statements (continued)

Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent a Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

128	Sanford C. Bernstein Fund, Inc.

Real Estate Related Securities Risk— Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investment In Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax Risk—There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of March 31, 2015, the Sanford C. Bernstein Fund, Inc., has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 3.6 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios is allocated 300 million shares.

Share transactions for each Portfolio for the six months ended March 31, 2015 and the year ended September 30, 2014, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Class 1 Shares
Shares sold	11,064,790	16,387,585	$137,756,860	$205,134,326
Shares issued on reinvestment of dividends and distributions	6,899,841	1,489,784	81,349,123	17,951,896
Shares redeemed	(7,075,232)	(14,454,965)	(89,168,809)	(181,241,464)

Net increase	10,889,399	3,422,404	129,937,174	41,844,758
Beginning of period	117,518,970	114,096,566	1,271,540,840	1,229,696,082

End of period	128,408,369	117,518,970	$1,401,478,014	$1,271,540,840

2015 Semi-Annual Report	129

Notes to Financial Statements (continued)

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Class 2 Shares
Shares sold	4,062,696	5,175,847	$50,207,428	$64,409,052
Shares issued on reinvestment of dividends and distributions	1,705,579	396,784	20,125,832	4,781,247
Shares redeemed	(1,764,530)	(3,364,440)	(22,682,167)	(42,302,211)

Net increase	4,003,745	2,208,191	47,651,093	26,888,088
Beginning of period	28,461,845	26,253,654	313,605,400	286,717,312

End of period	32,465,590	28,461,845	$361,256,493	$313,605,400

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Class 1 Shares
Shares sold	20,280,336	32,936,426	$265,620,518	$432,138,708
Shares issued on reinvestment of dividends and distributions	13,278,566	1,090,509	165,716,496	13,849,470
Shares redeemed	(12,282,886)	(24,234,402)	(163,401,899)	(320,157,136)

Net increase	21,276,016	9,792,533	267,935,115	125,831,042
Beginning of period	220,237,084	210,444,551	2,409,922,365	2,284,091,323

End of period	241,513,100	220,237,084	$2,677,857,480	$2,409,922,365

Class 2 Shares
Shares sold	6,466,856	11,210,086	$85,042,056	$149,188,071
Shares issued on reinvestment of dividends and distributions	3,995,317	405,762	49,901,513	5,161,287
Shares redeemed	(5,158,226)	(8,902,027)	(68,455,441)	(118,209,024)

Net increase	5,303,947	2,713,821	66,488,128	36,140,334
Beginning of period	66,487,512	63,773,691	739,814,195	703,673,861

End of period	71,791,459	66,487,512	$806,302,323	$739,814,195

130	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Class 1 Shares
Shares sold	7,039,757	13,504,861	$75,142,955	$145,141,092
Shares issued on reinvestment of dividends and distributions	3,591,873	6,633,825	36,924,456	68,394,736
Shares redeemed	(8,902,344)	(11,391,968)	(95,004,998)	(122,807,571)

Net increase	1,729,286	8,746,718	17,062,413	90,728,257
Beginning of period	84,740,412	75,993,694	885,934,458	795,206,201

End of period	86,469,698	84,740,412	$902,996,871	$885,934,458

Class 2 Shares
Shares sold	1,832,267	3,799,473	$19,338,002	$40,469,105
Shares issued on reinvestment of dividends and distributions	679,274	1,436,911	6,976,140	14,800,179
Shares redeemed	(3,734,322)	(3,628,741)	(40,188,896)	(39,569,996)

Net increase (decrease)	(1,222,781)	1,607,643	(13,874,754)	15,699,288
Beginning of period	18,442,089	16,834,446	193,118,873	177,419,585

End of period	17,219,308	18,442,089	$179,244,119	$193,118,873

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Class 1 Shares
Shares sold	8,811,356	18,400,424	$96,965,722	$201,344,299
Shares issued on reinvestment of dividends and distributions	2,042,488	8,361,969	22,058,872	88,636,875
Shares redeemed	(10,107,980)	(15,959,012)	(111,353,445)	(175,794,604)

Net increase	745,864	10,803,381	7,671,149	114,186,570
Beginning of period	111,650,528	100,847,147	1,165,717,073	1,051,530,503

End of period	112,396,392	111,650,528	$1,173,388,222	$1,165,717,073

Class 2 Shares
Shares sold	3,740,679	10,335,847	$41,230,868	$113,237,331
Shares issued on reinvestment of dividends and distributions	912,973	3,640,187	9,869,237	38,585,981
Shares redeemed	(5,882,687)	(7,345,179)	(64,850,123)	(81,241,695)

Net increase (decrease)	(1,229,035)	6,630,855	(13,750,018)	70,581,617
Beginning of period	50,810,028	44,179,173	529,150,923	458,569,306

End of period	49,580,993	50,810,028	$515,400,905	$529,150,923

2015 Semi-Annual Report	131

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Class 1 Shares
Shares sold	2,352,858	5,908,296	$25,839,565	$64,535,145
Shares issued on reinvestment of dividends and distributions	534,246	2,097,283	5,769,861	22,210,230
Shares redeemed	(1,955,816)	(4,106,763)	(21,546,705)	(45,102,016)

Net increase	931,288	3,898,816	10,062,721	41,643,359
Beginning of period	29,625,468	25,726,652	310,278,084	268,634,725

End of period	30,556,756	29,625,468	$320,340,805	$310,278,084

Class 2 Shares
Shares sold	708,827	1,557,770	$7,811,671	$16,981,951
Shares issued on reinvestment of dividends and distributions	310,752	1,345,198	3,356,115	14,245,646
Shares redeemed	(656,433)	(3,332,688)	(7,233,346)	(36,817,336)

Net increase (decrease)	363,146	(429,720)	3,934,440	(5,589,739)
Beginning of period	15,964,627	16,394,347	167,434,393	173,024,132

End of period	16,327,773	15,964,627	$171,368,833	$167,434,393

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Class 1 Shares
Shares sold	2,387,939	4,372,403	$26,085,027	$47,266,972
Shares issued on reinvestment of dividends and distributions	592,270	2,220,172	6,349,131	23,311,807
Shares redeemed	(2,270,010)	(3,632,001)	(24,876,973)	(39,876,726)

Net increase	710,199	2,960,574	7,557,185	30,702,053
Beginning of period	30,610,528	27,649,954	318,557,250	287,855,197

End of period	31,320,727	30,610,528	$326,114,435	$318,557,250

Class 2 Shares
Shares sold	354,946	461,093	$3,888,912	$5,121,913
Shares issued on reinvestment of dividends and distributions	102,958	440,146	1,104,744	4,625,936
Shares redeemed	(472,443)	(354,234)	(5,192,553)	(3,894,782)

Net increase (decrease)	(14,539)	547,005	(198,897)	5,853,067
Beginning of period	5,525,163	4,978,158	57,090,100	51,237,033

End of period	5,510,624	5,525,163	$56,891,203	$57,090,100

132	Sanford C. Bernstein Fund, Inc.

NOTE 7.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2015 Semi-Annual Report	133

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Bart Friedman*^

Chairman

Seth Masters

President

Suzanne Brenner*

Director

R. Jay Gerken*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

Thomas B. Stiles II*

Director

Rosalie J. Wolf*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

134	Sanford C. Bernstein Fund, Inc.

Board’s Consideration of Investment Management Arrangement

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 23, 2014. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 21, 2014, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2014 certain information relating to the profitability of the Adviser in 2013 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2014. In addition, the Independent Directors received materials prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 23, 2014, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 23, 2014, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios, including the positive impact on performance of enhancements made to the investment strategies and research processes during the year. Following the September 23, 2014 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 15, 2014. The Independent Directors held a telephonic meeting on October 17, 2014 to discuss the contract renewal materials and supplemental materials. On October 22-23, 2014, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 23, 2014, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 23, 2014 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

2015 Semi-Annual Report	135

Board’s Consideration of Investment Management Arrangement (continued)

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board considered the allocation of responsibilities as well as the factors that were taken into account in making and implementing investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as

136	Sanford C. Bernstein Fund, Inc.

the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2014 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2014. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2012 and 2013, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 24, 2014 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 25, 2012 Board meeting, the Directors received a presentation from an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein fund complex generally, and a presentation from the Adviser concerning certain of its views on economies of scale with respect to the Portfolios. At the October 23, 2014 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Independent Compliance Officer possible ways in which such economies of scale enjoyed by the Adviser may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser and the independent consultant, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, the Portfolios’ breakpoint arrangements as currently in effect as described below, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years.

2015 Semi-Annual Report	137

Board’s Consideration of Investment Management Arrangement (continued)

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser, and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2015, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

ADVISORY FEE SCHEDULE
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

138	Sanford C. Bernstein Fund, Inc.

ADVISORY FEE SCHEDULE
Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

2015 Semi-Annual Report	139

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Overlay Portfolios (the “Portfolios”):2

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Overlay Portfolios, which utilize the Adviser’s Dynamic Asset Allocation (“DAA”) service, are not designed to be used as stand-alone investments and are used only in conjunction with globally diversified Private Client portfolios. Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g., 80% equity and 20% fixed income). Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio are intended for use in Private Client accounts that have a higher fixed income weighting (e.g., 30% equity and 70% fixed income).3 Combinations of the Overlay Portfolios can be used to tailor the overlay service to suit a variety of Private Client account asset allocations. When applied in a systematic way over time, the overlay strategies are designed to: reduce portfolio volatility, reduce the probability of large losses as a result of negative “tail events,” and maintain returns over time. While the Overlay Portfolios are designed to reduce the probability of larger losses, conversely, the side effect of such strategies is reducing the probability of large gains. These potential benefits are intended to be realized at the level of a Private Client’s account, which would include other investments, such as individual securities as well as holdings in one or more of the Portfolios.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1 The Senior Officer’s evaluation was completed on October 7, 2014 and discussed with the Board on October 17, 22 and 23, 2014.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Class 1 shares of the Portfolios unless otherwise indicated.

3 Both the Overlay C Portfolio and the Overlay N Portfolio seek to minimize the impact of federal and state taxes for shareholders resident in California and New York, respectively.

140	Sanford C. Bernstein Fund, Inc.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.“4

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[5]
Overlay A Portfolio	0.90%
Tax-Aware Overlay A Portfolio

Overlay B Portfolio	0.65%
Tax-Aware Overlay B Portfolio
Tax-Aware Overlay C Portfolio
Tax-Aware Overlay N Portfolio

The Portfolios’ net assets on September 30, 2014 and September 30, 2013 are set forth below:

PORTFOLIO	09/30/14 NET ASSETS ($MM)	09/30/13 NET ASSETS ($MM)	CHANGE ($MM)
Overlay A Portfolio	$1,880.4	$1,675.4	$205.0

Tax-Aware Overlay A Portfolio	$3,911.7	$3,404.0	$507.7

Overlay B Portfolio	$1,119.7	$1,034.0	$85.7

Tax-Aware Overlay B Portfolio	$1,806.2	$1,652.1	$154.1

Tax-Aware Overlay C Portfolio	$505.9	$477.9	$28.0

Tax-Aware Overlay N Portfolio	$399.4	$367.1	$32.2

4 Jones v. Harris at 1427.

5 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

2015 Semi-Annual Report	141

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit the Portfolios’ expense ratios to the amounts set forth below.6,7 During the semi-annual period ending March 31, 2014, all of the Portfolios were operating below their expense caps. Accordingly, the Portfolios’ expense limitation undertakings were of no effect during the semi-annual period ended March 31, 2014.

	SEMI-ANNUAL PERIOD ENDING 03/31/14 TOTAL EXPENSE RATIO[8]
PORTFOLIO		EXP. CAP	GROSS
Overlay A Portfolio	Class 1	1.20%	1.15%
	Class 2	1.00%	0.95%

Tax-Aware Overlay A Portfolio	Class 1	1.20%	1.13%
	Class 2	1.00%	0.93%

Overlay B Portfolio	Class 1	0.90%	0.86%
	Class 2	0.75%	0.71%

Tax-Aware Overlay B Portfolio	Class 1	0.90%	0.84%
	Class 2	0.75%	0.69%

Tax-Aware Overlay C Portfolio	Class 1	0.90%	0.87%
	Class 2	0.75%	0.72%

Tax-Aware Overlay N Portfolio	Class 1	0.90%	0.89%
	Class 2	0.75%	0.74%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

6 On January 28, 2014, the Adviser notified the Board that the Adviser had determined to extend the Expense Limitation Undertaking for the Portfolios through January 31, 2015.

7 The agreement allows for the Adviser to be reimbursed through January 31, 2015 for management fees that the Adviser waived or reimbursements that the Adviser made for fund expenses exceeding the Portfolios’ expense caps through January 31, 2015.

8 Annualized.

142	Sanford C. Bernstein Fund, Inc.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.9 However, with respect to the Portfolios, the Adviser represented that there are no institutional products in the Adviser’s Form ADV that have similar investment style as the Portfolios.

The Adviser manages the AllianceBernstein Cap Fund, Inc.—Dynamic All Market Fund (“Dynamic All Market Fund”), a retail mutual fund which has a somewhat similar investment style as Overlay A Portfolio.10 Set forth below is the advisory fee schedule of Dynamic All Market Fund and what would have been the effective advisory fee of the Overlay A Portfolio had the retail mutual fund’s fee schedule been applicable to the Overlay A Portfolio based on the Overlay A Portfolio’s September 30, 2014 net assets:

PORTFOLIO	ABMF FUND	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Overlay A Portfolio	Dynamic All Market Fund	60 bp (flat fee)	0.600%	0.900%

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policy holders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. AVPS—Dynamic Asset Allocation Portfolio has a somewhat similar investment style as the Overlay A Portfolio, and its advisory fee schedule is set forth in the table below.11

PORTFOLIO	AVPS PORTFOLIO	AVPS FEE SCHEDULE	AVPS EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Overlay A Portfolio	Dynamic Asset Allocation Portfolio	70 bp (flat fee)	0.700%	0.900%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as the Overlay A Portfolio. Also shown are Overlay A Portfolio’s advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Overlay A Portfolio’s September 30, 2014 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
Overlay A Portfolio	Client #1[12]	0.35% on the first $400 million 0.30% on the balance	0.465%	0.900%

	Client #2	0.40% on first $250 million 0.35% on next $250 million 0.325% on next $500 million 0.30% on the balance	0.327%	0.900%

9 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

10 Dynamic All Market Fund, which is designed as a stand-alone investment, invests in a number of global asset classes, including equity, fixed-income, real assets, credit and currencies through the use of index-based investments. The Adviser utilizes its dynamic asset allocation (“DAA”) principles and toolset in managing Dynamic All Market Fund.

11 AVPS—Dynamic Asset Allocation Portfolio is designed as a balanced fund with a neutral asset allocation of 60% equity and 40% fixed income. The Adviser utilizes its DAA principles and toolset in managing the portfolio’s risk profile and asset allocation.

12 The sub-advisory relationship is with an affiliate of the Adviser.

2015 Semi-Annual Report	143

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
	Client #3[13]	0.18% on first $500 million 0.15% on next $1billion 0.13% on the balance	0.154%	0.900%

	Client #4	0.40% on first $100 million 0.35% on next $100 million 0.30% on the balance	0.308%	0.900%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to Overlay A Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Overlay A Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.14 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,15 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)16 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

As noted previously, the Portfolios were not designed as stand-alone portfolios, in contrast to their Lipper peers, which are stand-alone. Accordingly, the peers selected for each Portfolio from Lipper’s Global Flexible universe were based primarily on asset size and may be of limited value for comparison purposes.

13 The Adviser provides passive overlay services to the sub-advised account but does not manage the underlying portfolios of the sub-advised account.

14 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

15 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

16 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

144	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Overlay A Portfolio	0.900	0.754	10/12
Tax-Aware Overlay A Portfolio	0.900	0.752	9/12
Tax-Aware Overlay B Portfolio	0.650	0.701	4/12
Overlay B Portfolio	0.650	0.795	4/15
Tax-Aware Overlay C Portfolio	0.650	0.798	3/18
Tax-Aware Overlay N Portfolio	0.650	0.798	2/18

Lipper also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EG and Lipper Expense Universe (“EU”). The EU17 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

PORTFOLIO	EXPENSE RATIO (%)[18]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Overlay A Portfolio	1.152	1.164	5/12	1.076	108/187
Tax-Aware Overlay A Portfolio	1.135	1.145	6/12	1.085	100/186
Overlay B Portfolio	0.857	1.200	2/15	1.085	34/186
Tax-Aware Overlay B Portfolio	0.839	1.164	3/12	1.085	34/190
Tax-Aware Overlay C Portfolio	0.879	1.192	4/18	1.094	34/189
Tax-Aware Overlay N Portfolio	0.892	1.192	5/18	1.094	47/189

Based on this analysis, the Portfolios have lower contractual management fees than their respective EG medians with the exception of Tax-Aware Overlay A Portfolio and Overlay A Portfolio, which have higher contractual management fees. The Portfolios have lower total expense ratios than their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. The Adviser’s profitability, excluding and including administrating and servicing fees, with respect to the Portfolios increased in 2013 compared to 2012.

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive.

17 Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18 The total expense ratios are for the Portfolios’ most recently completed fiscal year Class 1 shares.

2015 Semi-Annual Report	145

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges Tax-Aware Overlay A Portfolio and Overlay A Portfolio a fee of 0.20% of average daily net assets, and Overlay B Portfolio and the Tax-Aware Overlay B, C and N Portfolios a fee of 0.15% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2013:

PORTFOLIO	SHAREHOLDER SERVING AGREEMENT FEE
Overlay A Portfolio	$2,553,392
Tax-Aware Overlay A Portfolio	$4,710,211
Overlay B Portfolio	$1,289,967
Tax-Aware Overlay B Portfolio	$1,708,364
Tax-Aware Overlay C Portfolio	$425,756
Tax-Aware Overlay N Portfolio	$463,288

During the fiscal year ended September 30, 2013, none of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. Absent extraordinary circumstances, the Portfolios are restricted from conducting trades through SCB.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two

19 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

20 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

146	Sanford C. Bernstein Fund, Inc.

dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.22

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $486 billion as of August 31, 2014, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the Portfolios’ 1 and 3 year gross performance returns as of July 31, 2014 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”).23, 24 Also shown are the gross performance rankings of the Portfolios. It should be noted that the Portfolios are not designed to be used as stand-alone investments, unlike their peers, and are used only in conjunction with globally diversified Private Client portfolios. Accordingly, the Lipper performance comparisons for the Portfolios are shown only for information purposes and do not indicate how successful the Portfolios are in meeting their investment objectives.

		PORTFOLIO RETURN (%)[25]	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Overlay A Portfolio	1 year	12.94	11.80	10.29	4/12	67/360
	3 year	8.63	7.13	7.73	4/11	72/221

Tax-Aware Overlay A Portfolio	1 year	12.92	12.28	10.29	5/12	67/360
	3 year	8.01	8.47	7.73	7/11	92/221

Overlay B Portfolio	1 year	7.27	11.07	10.28	13/15	303/360
	3 year	5.49	7.19	7.68	13/14	163/221

Tax-Aware Overlay B Portfolio	1 year	7.02	11.29	10.28	11/12	307/360
	3 year	5.31	7.01	7.68	10/11	163/221

Tax-Aware Overlay C Portfolio	1 year	7.06	10.44	10.28	16/19	307/360
	3 year	5.24	7.19	7.68	14/17	163/221

Tax-Aware Overlay N Portfolio	1 year	7.35	10.44	10.28	15/19	302/360
	3 year	5.20	7.19	7.68	14/17	163/221

21 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

22 There have been substantial changes to the investment management industry since 2008. Accordingly, some of the 2008 comparative results may no longer be reflective of current conditions in the industry.

23 The Portfolios’ PG/PUs are not identical to the Portfolios’ EG/EUs as the criteria for including/excluding a fund in/from a PG/PU are somewhat different from that of an EG/EU.

24 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

25 The gross performance returns are for the Class 1 shares for the Portfolios.

2015 Semi-Annual Report	147

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Set forth below are the 1, 3 year and since inception net performance returns of the Portfolios (in bold)26 versus their benchmarks.27 As previously indicated, the Portfolios are not designed to be used as stand-alone investments and are used only in conjunction with globally diversified Private Client portfolios. Accordingly, the benchmark performance comparisons for the Portfolios are shown only for information purposes and are not meant to indicate how successful the Portfolios are in meeting their investment objectives.28

	PERIODS ENDING JULY 31, 2014 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	SINCE INCEPTION (%)
Overlay A Portfolio	11.65	7.38	8.98
S&P 500 Stock Index	16.94	16.84	16.79
Inception Date: February 8, 2010

Tax-Aware Overlay A Portfolio	11.65	6.79	8.43
S&P 500 Stock Index	16.94	16.84	16.79
Inception Date: February 8, 2010

Overlay B Portfolio	6.35	4.58	5.93
Barclays Capital 5 Year GO Municipal Bond Index	4.98	4.19	4.16
Inception Date: February 8, 2010

Tax-Aware Overlay B Portfolio	6.12	4.43	5.54
Barclays Capital Global Aggregate Bond Index	3.24	2.54	3.14
Inception Date: February 8, 2010

Tax-Aware Overlay C Portfolio	6.13	4.32	5.44
Barclays Capital 5 Year GO Municipal Bond Index	3.24	2.54	3.14
Inception Date: February 8, 2010

Tax-Aware Overlay N Portfolio	6.40	4.27	5.39
Barclays Capital 5 Year GO Municipal Bond Index	3.24	2.54	3.14
Inception Date: February 8, 2010

As indicated previously, the Portfolios were not designed as stand-alone portfolios, in contrast to the Portfolios’ Lipper peers. The Portfolios are used in conjunction with globally diversified Private Client portfolios. The table below shows the impact of the Portfolios, herein referred to as “DAA”, as of July 31, 2014 on a Tax-Aware account and on a Non-Taxable account:29, 30

TAX-AWARE PORTFOLIO	1 YEAR PERIOD ENDING 7/31/14 % RETURN	1 YEAR PERIOD ENDING 7/31/14 % VOLATILITY	INCEPTION- 7/31/2014 % RETURN	INCEPTION- 7/31/2014 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	6.38	3.06	5.53	4.50
Fully Diversified—Traditional Portfolio	6.48	2.99	5.50	4.71
Impact of DAA	-0.10	0.07	0.03	-0.21

Fully Diversified—Benchmark[31]	7.85	2.64	7.04	4.25

26 The performance returns shown in the table for the Class 1 shares for the Portfolios were provided by the Adviser.

27 The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2014.

28 Providing a comparison of each individual Portfolio’s performance against a broad-based securities market index is consistent with the SEC requirement that each registered investment company specify such a benchmark.

29 Information with respect to DAA’s impact on a Tax-Aware account and a Non-Taxable account was provided by the Adviser.

30 The Directors discussed the higher 1 year account volatility for Tax-Aware and Non-Taxable Investor Portfolios with DAA, except for the 30/70 Non-Taxable Investor Portfolio, and have accepted the Adviser’s explanation for this result given the relatively low volatility in the financial markets.

31 Inception through 9/30/12: 21% S&P 500, 7.5% MSCI EAFE, 1.5% MSCI Emerging Markets, 70% Barclays 1-10 Year Munis; 9/30/12 to Present: 20.37% S&P 500, 7.275% MSCI EAFE, 1.455% MSCI Emerging Markets, 67.90% Barclays 1-10 Year Munis, 3% HFRI FOF Composite Index.

148	Sanford C. Bernstein Fund, Inc.

TAX-AWARE PORTFOLIO	1 YEAR PERIOD ENDING 7/31/14 % RETURN	1 YEAR PERIOD ENDING 7/31/14 % VOLATILITY	INCEPTION- 7/31/2014 % RETURN	INCEPTION- 7/31/2014 % VOLATILITY
60/40 Investor
Fully Diversified—With DAA	9.13	5.58	7.57	8.63
Fully Diversified—Traditional Portfolio	9.14	5.34	7.69	9.23
Impact of DAA	-0.01	0.24	-0.13	-0.61

Fully Diversified—Benchmark[32]	10.75	5.30	10.07	8.20

80/20 Investor
Fully Diversified—With DAA	10.58	6.92	8.57	11.47
Fully Diversified—Traditional Portfolio	10.55	6.59	8.80	12.33
Impact of DAA	0.03	0.33	-0.22	-0.87

Fully Diversified—Benchmark[33]	12.25	5.73	11.77	10.93

NON-TAXABLE PORTFOLIO	1 YEAR PERIOD ENDING 7/31/14 % RETURN	1 YEAR PERIOD ENDING 7/31/14 % VOLATILITY	INCEPTION- 7/31/2014 % RETURN	INCEPTION- 7/31/2014 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	7.10	3.11	6.57	4.55
Fully Diversified—Traditional Portfolio	7.42	3.13	6.81	5.05
Impact of DAA	-0.32	-0.02	-0.25	-0.50

Fully Diversified—Benchmark[34]	7.44	2.99	7.40	4.28

60/40 Investor
Fully Diversified—With DAA	9.39	5.22	8.38	8.53
Fully Diversified—Traditional Portfolio	9.48	4.96	8.62	9.56
Impact of DAA	-0.09	0.26	-0.24	-1.03

Fully Diversified—Benchmark[35]	10.19	4.35	10.32	8.44

32 Inception through 9/30/12: 42% S&P 500, 15% MSCI EAFE, 3% MSCI Emerging Markets, 40% Barclays 1-10 Year Munis; 9/30/12 to Present: 36.204% S&P 500, 12.93% MSCI EAFE, 2.586% MSCI Emerging Markets, 34.48% Barclays 1-10 Year Munis, 13.8% HFRI FOF Composite Index.

33 Inception through 9/30/12: 56% S&P 500, 20% MSCI EAFE, 4% MSCI Emerging Markets, 20% Barclays 1-10 Year Munis; 9/30/12 to Present: 44.24% S&P 500, 15.8% MSCI EAFE, 3.16% MSCI Emerging Markets, 15.8% Barclays 1-10 Year Munis, 21% HFRI FOF Composite Index.

34 Inception through 7/31/11: 20% S&P 500, 7.1% MSCI EAFE, 1.4% MSCI Emerging Markets, 3% FTSE/EPRA NAREIT Developed Real Estate Index, 68.5% Barclays US Aggregate; 7/31/11 to 9/30/12: 18.9% S&P 500, 6.8% MSCI EAFE, 1.3% MSCI Emerging Markets, 3% FTSE/EPRA NAREIT Developed Real Estate Index, 70% Barclays US Aggregate; 9/30/12 to 12/31/12: 18.33% S&P 500, 6.55 MSCI EAFE, 1.31% MSCI Emerging Markets, 2.91% FTSE/EPRA NAREIT Developed Real Estate Index, 67.9% Barclays US Aggregate, 3% HFRI FOF Composite Index; 12/31/12 to Present: 18.33% S&P 500, 6.55 MSCI EAFE, 1.31% MSCI Emerging Markets, 2.91% Custom Real Asset Strategy Index, 67.9% Barclays US Aggregate, 3% HFRI FOF Composite Index.

35 Inception through 7/31/11: 39.1% S&P 500, 13.9% MSCI EAFE, 2.8% MSCI Emerging Markets, 8.4% FTSE/EPRA NAREIT Developed Real Estate Index, 35.8% Barclays US Aggregate; 7/31/11 to 9/30/12: 36.1% S&P 500, 12.9% MSCI EAFE, 2.6% MSCI Emerging Markets, 8.4% FTSE/EPRA NAREIT Developed Real Estate Index, 40% Barclays US Aggregate; 9/30/12 to 12/31/12: 31.135% S&P 500, 11.12 MSCI EAFE, 2.224% MSCI Emerging Markets, 7.241% FTSE/EPRA NAREIT Developed Real Estate Index, 34.48% Barclays US Aggregate, 13.8% HFRI FOF Composite Index; 12/31/12 to Present: 31.135% S&P 500, 11.12 MSCI EAFE, 2.224% MSCI Emerging Markets, 7.241% Custom Real Asset Strategy Index, 34.48% Barclays US Aggregate, 13.8% HFRI FOF Composite Index.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

NON-TAXABLE PORTFOLIO	1 YEAR PERIOD ENDING 7/31/14 % RETURN	1 YEAR PERIOD ENDING 7/31/14 % VOLATILITY	INCEPTION- 7/31/2014 % RETURN	INCEPTION- 7/31/2014 % VOLATILITY
80/20 Investor
Fully Diversified—With DAA	10.58	6.50	9.26	11.29
Fully Diversified—Traditional Portfolio	10.55	6.13	9.49	12.69
Impact of DAA	0.03	0.36	-0.23	-1.40

Fully Diversified—Benchmark[36]	11.63	5.30	11.95	11.34

CONCLUSION:

The Senior Officer noted the Portfolios’ net assets, which have increased substantially since 2011, and the Adviser’s profitability with respect to the Portfolios. Accordingly, the Senior Officer recommended that the Directors consider discussing with the Adviser the addition of breakpoints to the Portfolios’ advisory fee schedule. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

The Senior Officer notes that, consistent with this recommendation, the Board sought and received additional information from the Adviser and discussed these issues with the Adviser. During meetings held on October 17, 22 and 23, 2014, the Board discussed the Adviser’s profitability with respect to the Portfolios, the past growth of the Portfolios and the prospect for future growth of the Portfolios, and considered whether to require the imposition of breakpoints in the Portfolios’ advisory fee schedules. After review of such additional information and after such discussion and consideration, the Board determined that the investment advisory fees for the Overlay Portfolios, without the addition of breakpoints to the Portfolios’ advisory fee schedule at this time, are reasonable and within the range that would have been negotiated at arm’s-length in light of all the surrounding circumstances.

Dated: November 13, 2014

36 Inception through 7/31/11: 51.8% S&P 500, 18.5% MSCI EAFE, 3.7% MSCI Emerging Markets, 12% FTSE/EPRA NAREIT Developed Real Estate Index, 14% Barclays US Aggregate; 8/1/11 to 9/30/12: 47.6% S&P 500, 17% MSCI EAFE, 3.4% MSCI Emerging Markets, 12% FTSE/EPRA NAREIT Developed Real Estate Index, 20% Barclays US Aggregate; 9/30/12 to 12/31/12: 37.604% S&P 500, 13.43% MSCI EAFE, 2.686% MSCI Emerging Markets, 9.48% FTSE/EPRA NAREIT Developed Real Estate Index, 15.8% Barclays US Aggregate, 21% HFRI FOF Composite Index; 12/31/12 to Present: 37.604% S&P 500, 13.43% MSCI EAFE, 2.686% MSCI Emerging Markets, 9.48% Custom Real Asset Strategy Index, 15.8% Barclays US Aggregate, 21% HFRI FOF Composite Index.

150	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–1947–0315

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Dianne Lob
Dianne Lob President

Date:	May 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dianne Lob
Dianne Lob President

Date:	May 21, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	May 21, 2015